UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07912

Old Westbury Funds, Inc.

(Exact name of registrant as specified in charter)

760 Moore Rd.
King of Prussia, PA 19406

(Address of principal executive offices) (Zip code)

Andrew J. McNally
BNY Mellon Investment Servicing (US) Inc.
760 Moore Rd.
King of Prussia, PA 19406

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-607-2200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Old Westbury Funds, Inc.
Annual Report

October 31, 2012

Investment Adviser

Old Westbury Funds, Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

OLD WESTBURY FUNDS, INC.
A LETTER FROM THE PRESIDENT (UNAUDITED)

Dear Shareholders:

The 2011-2012 fiscal year had all the dips, spikes, and last-minute turns of a rollercoaster ride. During the 12-month period, investors confronted a host of challenges: Europe threatened to plunge into financial ruin, China’s growth prospects dimmed, and the U.S. struggled with a sluggish economy, a heated election cycle, and uncertainty leading up to the much-feared “fiscal cliff” — a series of tax hikes and spending cuts scheduled to take effect in 2013 without intervening legislation. Even so, each potential crisis prompted an ameliorating policy response that temporarily assuaged fears and prompted equities and other growth-oriented assets to post solid returns.

The year began with the prospect of a potentially cataclysmic European banking crisis that threatened the viability of the continent’s financial system and the solvency of several governments. In the first week of November, Mario Draghi stepped in as the new European Central Bank President. Soon to be dubbed “Super Mario” by traders, he quickly cut interest rates and provided long-term loans to troubled banks, providing a safety net and averting disaster. All seemed stable until the summer of 2012, when Greece once again threatened to default on its debt. This set up a nerve-wracking game between Germany and Greece, whose politicians debated whether Greece should fail and exit the euro zone, or receive bailouts with strict conditions. The latter won out, and markets breathed a sigh of relief.

In China, economic growth slowed throughout the year despite government stimulus. With the country preparing for its once-a-decade leadership transition in November 2012, investors were conflicted in weighing this political uncertainty against visible improvement in economic indicators. The Chinese stock market reflected these opposing forces, rising and falling into the fiscal-year end.

Meanwhile, as investors focused on the U.S.’s November elections and end-of-year “fiscal cliff,” the world’s largest economy quietly showed signs of strength. Corporate profits remained healthy, the jobs picture improved, and housing staged a slow-but-sure recovery. Amid greater uncertainty in Europe, China, and other emerging markets, investors favored the “safe haven” U.S. and drove Treasury bonds and U.S. stocks higher. The S&P 500 gained over 12% during the fiscal year, but the U.S. still faces considerable challenges: the “fiscal cliff,” massive debt, stifling partisanship, and elevated unemployment.

At the beginning of the year, we implemented significant changes to our then-U.S. and Non-U.S. Large Cap Funds, which evolved into the Large Cap Core Fund and Large Cap Strategies Fund, both structured not by geography but by distinct volatility objectives. While both are global in scope, Large Cap Core Fund emphasizes reducing volatility while Large Cap Strategies Fund emphasizes the complementary investment strategies of three managers: deep value manager Oldfield Partners LLP, aggressive-growth manager Sands Capital Management LLC, and a Bessemer Investment Management LLC team seeking companies with improving earnings trends. We believe the changes will enhance the consistency of performance.

For the fiscal year, we saw positive absolute returns from all portfolios except Real Return Fund, which was hit by a difficult environment for many commodities. Relative outperformance came from Global Small & Mid Cap Fund, which benefited from its overweighting to U.S. companies in a good year for U.S. stocks, and Global Opportunities, whose mortgage-backed securities, high-yield bonds, and other credit investments defended in difficult market periods and participated in strong ones. Large Cap Core Fund significantly underperformed because of the decision to hold cash as a defensive measure during the strong first- and second-quarter rally. By March 2012, however, the portfolio was fully invested in stocks and its low-volatility strategy began yielding encouraging results. Large Cap Strategies Fund modestly trailed its benchmark because of stock selection. Real Return Fund underperformed because of weakness among commodity-related stocks, while Fixed Income Fund and Municipal Bond Fund lagged their benchmarks chiefly because of their lower durations during a year in which interest rates moved from historically low to even lower.

In April, Marc D. Stern stepped down as Old Westbury Funds president after nearly seven years leading our team, having been appointed the next chief executive officer of Bessemer Trust, effective January 2013. As his successor, I hope to build on the principles that have been behind the Funds’ long-term success while continually exploring new ways to improve.

OLD WESTBURY FUNDS, INC.
A LETTER FROM THE PRESIDENT (UNAUDITED) - (Continued)

At year-end, we remain committed to Bessemer’s investment approach, which has long guided us with its emphasis on global perspective, independent research, and long-term thinking. We believe these disciplines will continue to reap competitive long-term results for our shareholders and position us to fulfill our central mandate of participating in strong market environments while preserving capital during difficult ones.

Thank you for the trust you have placed in us.

Sincerely,

David W. Rossmiller
President
Old Westbury Funds, Inc.

OLD WESTBURY FUNDS, INC.
LARGE CAP CORE FUND
INVESTMENT ADVISER’S REPORT (UNAUDITED)

          The return of the Old Westbury Large Cap Core Fund1 (the “Fund”) for the fiscal year ended October 31, 2012 was 3.93%. In comparison, the return of the S&P Global LargeCap Index (Net) was 8.79%.

          The most significant detractor from the Fund’s performance was a broader asset allocation decision to hold a significant amount of cash as a defensive measure during the beginning of the fiscal year, when stock markets — despite troubles in Europe and a slowing global economy — rallied. Notwithstanding this, by March 31, 2012 we put the cash to work and invested in equities, and its low-volatility strategy began yielding encouraging results thereafter.

          The Fund benefited most from favorable stock selection in the consumer discretionary sector (14.27% of the Fund as of October 31, 2012). Yum! Brands (sold), the global restaurant chain owning KFC, Pizza Hut, and Taco Bell, surged thanks to greater expansion in emerging markets and stronger-than-expected earnings, and cable-and-internet provider Comcast (sold) benefited from its competitive on-demand movie business and increasing popularity with small businesses. Other contributors to relative performance were Ohio-based utility First Energy (sold) and Japan-based Oriental Land Company (1.95%), the operator of Tokyo Disney Resort.

          The Fund’s results were hurt by poor stock selection in the healthcare (14.72%), materials (6.42%), and telecommunications (7.34%) sectors. Medical device maker St. Jude Medical (sold) suffered after one of its heart devices was recalled and another product failed to receive regulatory approval; moreover, not owning top performers Merck (U.S.), Roche, and Gilead hurt relative returns. Mining companies Barrick Gold (2.37%) and Newmont (1.10%) saw profit margins thin amid rising production costs and stagnant gold prices, while Brazilian wireless provider TIM Participacoes (1.02%) was hit both by greater scrutiny from regulators and a sluggish Brazilian economy.

          At fiscal year-end, the Fund was overweight the consumer discretionary, telecommunications, and healthcare sectors, and significantly underweight financial companies (14.56%), many of which don’t have the characteristics the Fund seeks, such as attractive valuations, high earnings quality, low balance sheet risk, and a history of using capital efficiently. The Fund also maintained a cautious view of economically sensitive sectors such as industrials (7.16%), energy (9.23%), and materials, focusing only on those individual firms with advantages not yet recognized by the market.

[1]

Prior to November 16, 2011, the Fund was named the U.S. Large Cap Fund and operated under a different investment strategy of investing at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of U.S. large capitalization companies. On November 16, 2011, the Fund changed its benchmark from the S&P 500 Index to the S&P Global LargeCap Index (Gross) and on March 1, 2012, the S&P Global LargeCap Index (Net) replaced the S&P Global LargeCap Index (Gross) as the Fund’s benchmark. The Net version of the index reflects no deductions for fees, expenses, or income taxes. The Adviser believes that the Net version provides a more appropriate basis for comparing the Fund’s performance since the income from the Fund is primarily dividends.

OLD WESTBURY FUNDS, INC.
LARGE CAP CORE FUND
INVESTMENT ADVISER’S REPORT (UNAUDITED) - (Continued)

PORTFOLIO DIVERSIFICATION BY SECTOR*

Sector:
Banks	6.6%
Consumer Discretionary	12.5
Consumer Staples	9.2
Energy	9.2
Health Care	14.7
Industrials	8.9
Information Technology	10.3
Insurance	6.7
Materials	6.4
Real Estate	1.3
Telecommunication Services	7.3
Utilities	4.6
Other**	2.3

100.0%

*	Stated as a percentage of net assets.

**	Includes cash and equivalents, investment company, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
LARGE CAP CORE FUND
INVESTMENT ADVISER’S REPORT (UNAUDITED) - (Continued)

Average Annual Total Returns
For the Period Ended October 31, 2012

Large Cap Core Fund
One Year	3.93%
Five Year	-4.89%
Ten Year	2.42%

S&P 500 Index
One Year	15.21%
Five Year	0.36%
Ten Year	6.91%

S&P Global LargeCap Index (Gross)
One Year	9.44%
Five Year	-2.47%
Ten Year	7.95%

S&P Global LargeCap Index (Net)
One Year	8.79%
Five Year	-3.02%
Ten Year	7.40%

          On November 16, 2011, the Fund changed its name to Large Cap Core Fund (formerly U.S. Large Cap Fund) as part of a series of changes to the overall investment focus and strategies of the Fund. Prior to October 2, 2008, the Fund was named the Large Cap Equity Fund and operated under a different investment strategy. Prior to February 16, 2004, the Fund was named the Core Equities Fund and operated under a different investment strategy. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

OLD WESTBURY FUNDS, INC.
LARGE CAP CORE FUND
INVESTMENT ADVISER’S REPORT (UNAUDITED) - (Concluded)

          The Adviser has contractually committed through October 31, 2013, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding acquired fund fees, at 1.00%, as disclosed in the Funds’ prospectus dated March 1,2012. The total expense ratio, prior to fee waivers and including acquired Fund fees (if any), is stated in the prospectus as 1.01%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2012 can be found in the Financial Highlights.

          The chart on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. Effective November 16, 2011, the Fund changed its benchmark from the S&P 500 Index to the S&P Global LargeCap Index (Gross) to more closely reflect the Fund’s investment strategy. On March 1, 2012, the S&P Global LargeCap Index (Net) replaced the S&P Global LargeCap Index (Gross) as the Fund’s benchmark index. The S&P 500 Index and the S&P Global LargeCap Index (Gross and Net) also include the reinvestment of distributions but do not include fees and expenses associated with an investment in the Fund. Both the S&P 500 Index and the S&P Global LargeCap Index (Gross and Net) are unmanaged. Investments cannot be made directly in an index.

          Investments made in foreign and emerging country securities may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

OLD WESTBURY FUNDS, INC.
LARGE CAP STRATEGIES FUND
INVESTMENT ADVISER’S REPORT (UNAUDITED)

          The return of the Old Westbury Large Cap Strategies Fund1 (the “Fund”) for the fiscal year ended October 31, 2012 was 8.00%. In comparison, the return of the S&P Global LargeCap Index (Net) was 8.79%.

          During the fiscal year, the Fund posted strong absolute performance with mixed relative results from its three main components. The portion of the Fund managed by Bessemer Investment Management LLC (“Bessemer”) (50.04% of the Fund as of October 31, 2012) solidly outperformed the benchmark, while aggressive-growth manager Sands Capital Management LLC (“Sands”) (22.39%) marginally underperformed and deep-value manager Oldfield Partners LLP (“Oldfield”) (22.07%) fell well short of the benchmark during a year in which value names lagged.

          Although the Fund was significantly overweight the strong-performing technology sector (21.14%), several specific holdings dampened results. In particular, Hewlett-Packard (0.86%) fell as its share of the personal computer market shrank and printer sales lagged, and Nokia (0.50%) continued to lose ground against Apple in attracting smartphone users. Conversely, the Fund’s exposure to Apple (2.95%) — through both Sands and Bessemer — helped mitigate these results, given the company’s resounding success with the latest versions of the iPhone and iPad.

          Helping relative performance was the Fund’s stock selection in industrials (8.74% weighting), materials (5.30%), and healthcare (9.12%). Noteworthy performers included LyondellBasell (sold), a polymers and chemicals company that benefited from the U.S.’s relatively cheap energy costs; Ecolab (1.94%), a cleaning-products company whose stable business and long-term contracts became more attractive to risk-averse investors; and Covidien (1.98%), a company that makes a variety of equipment used in hospitals, which began to reap the benefits of better management and greater investment in research and development. Another positive contributor to the Fund’s relative performance was its underweighting of emerging markets (8.03%), whose growth slowed considerably from prior years.

          At the same time, the Fund’s relative results were weighed down by its exposure to financials (13.20%). The Fund’s underweighting to this sector caused it to lag the benchmark in a strong year for bank-related stocks. Moreover, stock selection was poor: Brazilian bank Itau (1.11%) saw its underperforming loans increase as the broader Brazilian economy lost steam, and Standard Chartered (sold) fell out of favor with investors when U.S. banking regulators investigated the London-based bank for possible connections to Iran.

          At fiscal year-end, the Fund was overweight the technology and consumer discretionary sectors (14.09%) and underweight financials, while looking to add selectively to consumer staples (8.77%) in the months ahead. The Fund continued to be positioned to benefit from managers with complementary strategies: Bessemer seeks to own firms with sustainable competitive advantages and strong, high-quality brands, Sands targets companies with prospects for rapid franchise growth, and Oldfield focuses on companies trading at a deep discount to their intrinsic values. The Fund was also overweight developed Europe (28.74%) and underweight emerging markets.

[1]

Prior to November 16, 2011, the Fund was named the Non-U.S. Large Cap Fund and operated under a different investment strategy of investing at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of large capitalization non-U.S. companies. On November 16, 2011 the Fund changed its benchmark from the S&P Global ex-U.S. LargeCap Index to the S&P Global LargeCap Index (Gross) and on March 1, 2012, the S&P Global LargeCap Index (Net) replaced the S&P Global LargeCap Index (Gross) as the Fund’s benchmark. The Net version of the index reflects no deductions for fees, expenses, or income taxes. The Adviser believes that the Net version provides a more appropriate basis for comparing the Fund’s performance since the income from the Fund is primarily dividends.

OLD WESTBURY FUNDS, INC.
LARGE CAP STRATEGIES FUND
INVESTMENT ADVISER’S REPORT (UNAUDITED) - (Continued)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Country:
Argentina	0.7%
Brazil	2.6
Canada	1.4
China	0.3
Denmark	0.2
Finland	0.5
France	3.2
Germany	5.6
Hong Kong	0.5
India	1.2
Italy	2.8
Japan	7.9
Netherlands	3.5
Portugal	0.3
Russia	0.2
South Africa	1.1
South Korea	0.7
Switzerland	4.9
United Kingdom	10.4
United States	45.8
Other**	6.2

100.0%

*	Stated as a percentage of net assets.

**	Includes cash and equivalents, exchange traded funds, U.S. government agencies, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
LARGE CAP STRATEGIES FUND
INVESTMENT ADVISER’S REPORT (UNAUDITED) - (Continued)

Large Cap Strategies Fund
S&P Global ex-U.S. LargeCap Index (Gross)
S&P Global LargeCap Index (Gross)
S&P Global LargeCap Index (Net)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$24,794
$21,503
$20,422
$18,963
10/31/02
10/31/03
10/31/04
10/31/05
10/31/06
10/31/07
10/31/08
10/31/09
10/31/10
10/31/11
10/31/12

Average Annual Total Returns
For the Period Ended October 31, 2012

Large Cap Strategies Fund
One Year	8.00%
Five Year	-5.02%
Ten Year	6.61%

S&P Global ex-U.S. LargeCap Index (Gross)
One Year	4.27%
Five Year	-4.70%
Ten Year	9.50%

S&P Global LargeCap Index (Gross)
One Year	9.44%
Five Year	-2.47%
Ten Year	7.95%

S&P Global LargeCap Index (Net)
One Year	8.79%
Five Year	-3.02%
Ten Year	7.40%

          On November 16, 2011, the Fund changed its name to Large Cap Strategies Fund (formerly Non-U.S. Large Cap Fund) as part of a series of changes to the overall investment focus and strategies of the Fund. Prior to July 28, 2008, the Fund was named the International Fund and operated under a different investment strategy. The prior performance shown represents performance of the Fund’s prior strategy to invest in a diversified portfolio of foreign companies located outside of the U.S., at least 85% of which were listed on recognized foreign securities exchanges. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

OLD WESTBURY FUNDS, INC.
LARGE CAP STRATEGIES FUND
INVESTMENT ADVISER’S REPORT (UNAUDITED) - (Concluded)

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The Adviser has contractually committed through October 31, 2013, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding acquired fund fees, at 1.15%, as disclosed in the Funds’ prospectus dated March 1, 2012. The total expense ratio, prior to fee waivers and including acquired Fund fees (if any), is stated in the prospectus as 1.24%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2012 can be found in the financial highlights.

          The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. Effective November 16, 2011, the Fund changed its benchmark from the S&P Global ex-U.S. LargeCap Index to the S&P Global LargeCap Index to more closely reflect the Fund’s investment strategy. On March 1, 2012, the S&P Global LargeCap Index (Net) replaced the S&P Global LargeCap Index (Gross) as the Fund’s benchmark index. The S&P Global ex-U.S. LargeCap Index and the S&P Global LargeCap Index also include the reinvestment of distributions but do not include fees and expenses associated with an investment in the Fund. Both the S&P Global ex-U.S. LargeCap Index and the S&P Global LargeCap Index are unmanaged. Investments cannot be made directly in an index.

Investments made in foreign and emerging country securities may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
INVESTMENT ADVISER’S REPORT (UNAUDITED)

          The return of the Old Westbury Global Small & Mid Cap Fund1 (the “Fund”) for the fiscal year ended October 31, 2012 was 7.95%. In comparison, the return of the S&P Global MidSmallCap Index (Net) was 7.53%.

          Positive absolute returns for the fiscal year came from all four of the Fund’s segments: mid cap stocks managed by Bessemer Investment Management LLC (39.90% of the Fund as of October 31, 2012); small cap stocks in developed and emerging markets managed by London-based Mondrian Investment Partners Limited (16.06%); U.S. small and mid cap stocks managed by Vermont-based Champlain Investment Partners LLC (17.87%); and global small cap stocks managed by Texas-based Dimensional Fund Advisors LP (26.17%).

          The Fund benefited from strong security selection and relative outperformance in the following three sectors:

          •     Industrials (16.53% of the Fund as of October 31, 2012). Notable performers were U.S.-based manufacturer of pumps, valves, and seals Flowserve (1.80%) and U.K.-based gearbox-and-valve maker Rotork (0.47%), both of which benefited from sustained industrial demand in diverse markets ranging from the U.S. to the Middle East to Russia.

          •     Materials (10.11%). Symrise (0.47%), a mid-cap German company that produces flavors and fragrances, benefited from its strong competitive position and continued expansion into rapidly growing emerging markets, particularly Latin America.

          •     Energy (5.83%). U.K.-based Ensco (2.03%), which manufactures and operates offshore drill rigs and drill ships, performed well as oil companies showed greater demand for the company’s specialized services in their search for more deposits.

          The most significant detractor from relative performance was stock selection in the consumer discretionary sector (15.07%). In particular, International Game Technology (sold) did not perform well; poor quarterly results and questionable capital allocation decisions meaningfully weighed on shares of the Las Vegas-based gaming company. In addition, U.S.-based automotive parts maker Tenneco (1.42%), lagged as investors questioned the company’s growth prospects in the commercial vehicle space and worried about dwindling demand from European consumers.

          At fiscal year-end, the Fund was overweight the technology sector, where we sought companies with strong balance sheets and attractive valuations. By contrast, the Fund was underweight the financial sector, where we saw heightened risks and greater uncertainty, particularly stemming from ongoing fiscal problems in the euro zone. The Fund, which was regionally overweight the U.S. market, was broadly diversified, with 48.98% of the Fund invested in 50 countries outside the U.S.

[1]

On March 1, 2012, the S&P Global MidSmall Cap Index (Net) replaced the S&P Global MidSmallCap Index (Gross) as the Fund’s benchmark. The Net version of the index reflects no deductions for fees, expenses, or income taxes. The Adviser believes that the Net version provides a more appropriate basis for comparing the Fund’s performance since the income from the Fund is primarily dividends.

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Argentina	0.0	%***
Australia	2.1
Austria	0.2
Bahamas	0.0	***
Belgium	0.2
Bermuda	0.7
Brazil	1.0
Canada	2.4
Cayman Islands	0.0	***
Chile	0.2
China	1.0
Columbia	0.0	***
Cyprus	0.0	***
Denmark	0.5
Finland	0.5
France	2.1
Gabon	0.0	***
Germany	2.6
Gibraltar	0.0	***
Greece	0.1
Guernsey	0.1
Hong Kong	1.5
Hungary	0.0	***
India	1.3
Indonesia	0.6
Ireland	2.1
Isle of Man	0.0	***
Israel	1.8
Italy	0.4
Japan	5.0
Jersey Channel Islands	0.0	***
Liechtenstein	0.0	***
Luxembourg	0.0	***
Malaysia	0.8
Malta	0.0	***
Mauritius	0.0	***
Mexico	0.4
Monaco	0.0	***
Mongolia	0.0	***
Netherlands	1.0
New Zealand	0.4
Norway	0.2
Papua New Guinea	0.0	***
Peru	0.1
Philippines	0.3
Poland	0.1
Portugal	0.1
Russia	0.0	***
Singapore	1.9
South Africa	0.8
South Korea	1.4
Spain	0.5
Sweden	0.9
Switzerland	1.5
Taiwan	1.1
Thailand	0.5
Turkey	0.2
Ukraine	0.0	***
United Arab Emirates	0.0	***
United Kingdom	9.7
United States	46.1
Other**	5.6

	100%

*	Stated as a percentage of net assets.

**

Includes cash and equivalents, exchange traded funds, rights/warrants, U.S. Government agencies and securities, investment companies, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

***	Represents less than 0.1% of net assets.

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns
For the Period Ended October 31, 2012

Global Small & Mid Cap Fund
One Year	7.95%
Five Year	2.96%
Since Inception (April 5, 2005)	8.57%

S&P Global MidSmallCap Index (Gross)
One Year	8.00%
Five Year	-1.59%
April 5, 2005 to October 31, 2012	6.09%

S&P Global MidSmallCap Index (Net)
One Year	7.53%
Five Year	-2.01%
April 5, 2005 to October 31, 2012	5.66%

          Prior to October 2, 2008, the Fund was named Global Small Cap Fund and operated under a different investment strategy. The prior performance shown represents performance of the Fund’s prior strategy to invest at least 80% of its net assets plus any borrowings for investment purposes in securities of small-capitalization companies. The performance information shown above may not be representative of performance the Fund will achieve under its current investment strategy.

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The Adviser has contractually committed through October 31, 2013, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding acquired fund fees, at 1.11%, as disclosed in the Funds’ prospectus dated March 1, 2012. The total expense ratio, prior to fee waivers and including acquired Fund fees (if any), is stated in the prospectus as 1.21%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2012 can be found in the Financial Highlights.

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

          The chart shown on the previous page illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. On March 1, 2012, The S&P Global MidSmallCap Index (Net) replaced the S&P Global MidSmallCap Index (Gross) as the Fund’s benchmark index. The S&P Global MidSmallCap Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The S&P Global MidSmallCap Index is unmanaged. Investments cannot be made directly in an index.

Investments made in small-capitalization and mid-capitalization companies are subject to greater volatility and less liquidity compared to investments made in larger more established companies. Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility.

Old Westbury Funds, Inc.
Global Opportunities Fund
Investment Adviser’s Report (Unaudited)

          The return of the Old Westbury Global Opportunities Fund (the “Fund”) for the fiscal year ended October 31, 2012 was 9.35%. In comparison, the return of the S&P Global LargeMidCap Index (Gross) (the “Index”) was 9.10%. At the same time, the Fund achieved these results with less volatility than the Index, with an annualized standard deviation of 8.3% for the fiscal year, compared to 14.2% for the Index.

          During the year, the Fund posted solid absolute returns from all segments. Notably strong relative performance came from the Fund’s exposure to mortgage-backed securities managed by sub-advisor BlackRock Financial Management, Inc. (12.93% of the Fund as of October 31, 2012). An improving U.S. housing market that defied investors’ more pessimistic forecasts made these securities the best performing asset class in the portfolio. High-yield bonds managed by sub-advisor Shenkman Capital Management, Inc. (18.61%) also outperformed global equities thanks to investors’ hunger for yield in a low-interest-rate environment.

          Convertible bonds managed by Bessemer Investment Management LLC (11.04%) performed in line with the benchmark, posting nearly double-digit returns because of favorable security selection. One example was California-based aerospace firm GenCorp, whose stock price surged after an acquisition that added significantly to the company’s earnings. Meanwhile, global bonds managed by sub-adviser Franklin Advisers, Inc. (12.79%) also performed roughly on par with the benchmark. Irish bonds did particularly well as the country’s economy and fiscal situation improved. Additionally, the Fund’s exposure to select emerging-market currencies (21.29%) — particularly fast-growing Asian nations Singapore, South Korea, and the Philippines — bolstered returns.

          The Fund’s equity returns were more mixed. Option-protecting strategies (31.33%), which are designed to position the Fund to participate in strong equity environments while protecting in difficult ones, performed roughly as expected, slightly lagging equity markets in a strong year for stocks. Throughout the year, the Bessemer team increased exposure to put-protecting equity options, which involves buying call options and selling puts on various equity indexes. (The team accomplished this by gradually reducing the Fund’s weighting to convertible and high-yield bonds.) The Fund’s quantitative equity strategies emphasizing low-volatility or dividend-yielding stocks fared exceptionally well in an environment where investors preferred safety, whereas its more aggressive-growth quantitative strategies trailed the Index.

          At fiscal year-end, the opposing forces of slow global growth, which may limit upside, and significant central bank stimulus, which may limit downside, led the Fund to maintain exposure to defensive-growth assets such as mortgage-backed securities, high-yield bonds, and global fixed income. At the same time, the Bessemer team increased exposure to option-protecting equity strategies. The Fund, which is short the euro, remains overweight emerging market currencies with an emphasis on Asian currencies (excluding the Japanese yen).

Old Westbury Funds, Inc.
Global Opportunities Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY COUNTRY*

Country:
Australia	0.6%
Austria	0.1
Belgium	0.1
Bermuda	0.4
Brazil	0.3
Canada	1.3
Cayman Islands	0.2
Chile	0.0	***
China	0.1
Finland	0.1
France	0.5
Germany	0.2
Hong Kong	0.2
Hungary	0.5
Iceland	0.0	***
India	0.0	***
Indonesia	0.5
Ireland	1.8
Israel	0.4
Italy	0.2
Japan	1.3
Jersey Channel Islands	0.1
Lithuania	0.2
Luxembourg	0.3
Malaysia	2.1
Mexico	1.2
Netherlands	0.4
New Zealand	0.0	***
Norway	0.2
Pakistan	0.0	***
Philippines	0.2
Poland	1.5
Portugal	0.1
Puerto Rico	0.1
Russia	0.2
Serbia	0.1
Singapore	0.9
Slovenia	0.0	***
South Africa	0.4
South Korea	2.3
Spain	0.2
Sri Lanka	0.1
Sweden	1.1
Switzerland	0.3
Taiwan	0.2
Thailand	0.1
Turkey	0.0	***
Ukraine	0.5
United Kingdom	0.9
United States	77.8
Venezuela	0.0	***
Vietnam	0.1
Other**	(0.4)

	100.0%

*	Stated as a percentage of net assets.

**

Includes cash and equivalents, exchange traded funds, options, rights/warrants, futures, swap agreements, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

***	Represents less than 0.1% of net assets.

Old Westbury Funds, Inc.
Global Opportunities Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

Average Annual Total Returns
For the Period Ended October 31, 2012

Global Opportunities Fund
One Year	9.35%
Since Inception (November 28, 2007)	-0.83%

S&P Global LargeMidCap Index (Gross)
One Year	9.10%
November 28, 2007 to October 31, 2012	-1.11%

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestments of distributions, if any. Without waivers/reimbursements, performance would be lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The Adviser has contractually committed through October 31, 2013, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding acquired fund fees, at 1.20%, as disclosed in the Funds’ prospectus dated March 1, 2012. The total expense ratio, prior to fee waivers and including acquired Fund fees (if any), is stated in the prospectus as 1.37%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2012 can be found in the Financial Highlights.

          The chart above illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The S&P Global LargeMidCap (Gross) also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The S&P Global LargeMidCap (Gross) is unmanaged. Investments cannot be made directly in an index.

Investments made in securities of companies in foreign and emerging countries may involve additional risks, such as political and social instability, less liquidity and currency exchange rate volatility. The Fund may invest in instruments that are volatile, speculative or otherwise risky. The Fund is non-diversified, meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

Old Westbury Funds, Inc.
Real Return Fund
Investment Adviser’s Report (Unaudited)

          The return of the Old Westbury Real Return Fund (the “Fund”) for the fiscal year ended October 31, 2012 was -6.08%. In comparison, the return of the Fund’s primary benchmark, the Dow Jones UBS Commodity Index, was -4.44%. The Fund’s secondary benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (“TIPS”) Index, returned 8.03%.

          The chief detractor from the Fund’s returns was a difficult environment for several commodity-related equities. Stagnant gold prices and rising costs of production squeezed profit margins for U.S.-based Newmont Mining (1.98% of the Fund as of October 31, 2012) and Canadian Kinross Gold (2.57%). Moreover, weak global demand for steel — and the metallurgical coal used to produce it — hurt coal company Walter Energy (1.88%). On the energy side, the Argentine government’s takeover of oil company YPF (sold) hindered relative performance. An underweighting to precious metals, particularly silver, also held back returns.

          Despite an underweighting to the strong-performing real estate sector, the Fund’s positions in homebuilder Toll Brothers (1.50%) and timber company Weyerhauser (2.13%) each rose significantly thanks to a healthy recovery in U.S. housing. Additionally, the Fund’s decision not to invest in “soft” commodities cotton, sugar, and coffee — all of which declined over 20% in the fiscal year — bolstered relative performance, as did the Fund’s underweighting to hard-hit industrial metals like nickel, aluminum, and zinc.

          Real Return’s positions in corn (9.48%), soybeans (9.68%), and wheat (7.81%) contributed favorably to overall returns as severe droughts in the U.S., the former Soviet Union, and Australia limited supply amid strong demand. Moreover, the Fund saw positive absolute and relative returns from seed-and-herbicide firm Monsanto (2.01%) and coal firm Peabody Energy (1.13%), whose initial purchase coincided with a strong rally for coal equities late in the fiscal year. Additionally, the Fund’s position in Australian inflation-linked bonds (14.12%) performed well thanks to falling interest rates.

          At fiscal year-end, we continued to emphasize 1) corn, soybeans, and wheat, which stand to benefit from tight supply and increasing demand for animal feed worldwide, 2) precious metals, particularly gold, as governments around the world continue to debase their currencies to stimulate flagging economies, and 3) inflation-linked bonds in the U.S., Australia, and Mexico (34.11%). As of October 31, 2012, we allocated 20.69% of the Fund to global equities, 41.50% to commodities (through physical ownership and derivative instruments), and 37.81% to bonds and cash.

Old Westbury Funds, Inc.
Real Return Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY SECTOR*

Sector:
Asset-Backed Securities	5.7%
Collectible Coins	2.1
Commodities	4.8
Consumer Discretionary	1.5
Diversified Financials	0.2
Energy	7.8
Government Bonds	19.6
Materials	9.3
Real Estate	2.1
U.S. Government and Agency Securities	44.2
Other**	2.7

100.0%

*	Stated as a percentage of net assets.

**	Includes cash and equivalents, options, swap agreements, futures, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

Old Westbury Funds, Inc.
Real Return Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns
For the Period Ended October 31, 2012

Real Return Fund
One Year	-6.08%
Five Year	-3.48%
Since Inception (April 28, 2005)	3.50%

Dow Jones UBS Commodity Index
One Year	-4.44%
Five Year	-4.43%
April 28, 2005 to October 31, 2012	0.85%

Barclays U.S. TIPS Index
One Year	8.03%
Five Year	7.88%
April 28, 2005 to October 31, 2012	6.40%

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursement and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The Adviser has contractually committed through October 31, 2013, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, at 1.10%, as disclosed in the Funds’ prospectus dated March 1, 2012. The total expense ratio, prior to fee waivers and including acquired Fund fees (if any), is stated in the prospectus as 1.15%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2012 can be found in the Financial Highlights.

Old Westbury Funds, Inc.
Real Return Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

          The chart shown on the previous page illustrates the total value of a $10,000 investment from the Fund’s inception, with distributions reinvested. The Dow Jones UBS Commodity Index and the Barclays U.S. TIPS Index also include the reinvestment of distributions but do not include fees and expenses associated with an investment in the Fund. The Dow Jones UBS Commodity Index and the Barclays U.S. TIPS Index are unmanaged. Investments cannot be made directly in an index.

The Fund may experience higher volatility and less liquidity due to the nature of the instruments in which it invests, such as commodities and derivatives. The Fund may also be adversely affected by inflation rate fluctuations. Fund turnover will not be a limiting factor which may subject the investor to greater expenses and capital gains. The Fund is non-diversified, meaning it may focus its assets in a smaller number of issuers and may be subject to more risk than a more diversified fund.

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited)

          The return of the Old Westbury Fixed Income Fund (the “Fund”) for the fiscal year ended October 31, 2012, was 3.46%. In comparison, the return of the Barclays Government/Credit Total Index (the “Index”) was 5.90%.

          Trends in high-quality fixed income fluctuated over the course of the fiscal year. At the beginning, concerns over a slowing global economy and the precarious financial-political situation in Europe unnerved investors, prompting many to embrace the stability and liquidity of U.S. Treasuries. Yet as the year progressed, central banks around the world took bold steps to lower interest rates and stimulate a languishing world economy. The European Central Bank extended loans to troubled banks, bought the debt of troubled governments, and pledged to do “whatever it takes” to preserve the euro zone, while the U.S. Federal Reserve launched a third round of quantitative easing while promising to keep interest rates low for an open-ended period. This level of policymaker support in turn caused investors to dial up risk; bond investors increasingly opted for higher-yielding, longer-duration bonds. Overall, interest rates declined virtually across the board, with the greatest drops in the 7- to 10-year space.

          In this environment, our higher-quality orientation than the Index detracted from relative returns. For instance, as of October 31, 2012, 7.82% of the Fund was invested in securities rated AAA by Moody’s and 6.23% in securities rated a low-level BAA, compared to 3.51% and 15.23% for the Index, respectively. Also hindering relative returns was the Fund’s lower duration — or sensitivity to interest rates — than the benchmark (4.7 vs. 6.0 as of October 31, 2012) during a year in which interest rates dropped in nearly all areas of the curve. Mitigating this, however, was our focus on intermediate maturities, where yields declined most. This positioning also boosted returns thanks to our “roll-down” strategy of overweighting the steepest area of the curve (which allows investors to benefit from yield and capital appreciation as, for example, a 5-year bond “rolls down” to become a 4-year bond over the course of a year).

          Throughout the year, we increased our allocation to high-quality credit such as corporate bonds, taxable municipal bonds, and asset-backed bonds (56.1% of the Fund as of October 31, 2012), while slightly decreasing our weighting to foreign bonds.

          At fiscal year-end, given unattractively low interest rates, we were maintaining our focus on short- to intermediate-maturity bonds and kept a duration meaningfully shorter than the Index. We were also maintaining our exposure to credit investments to add yield.

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO ASSET ALLOCATION*

U.S. Government Agencies and Securities	41.9%
Corporate Bonds	43.8
Municipal Bonds	7.7
Government Bonds	2.3
Asset Backed Securities	2.1
Collateralized Mortgage Obligations	1.4
Other**	0.8

100.0%

*	Stated as a percentage of net assets.

**	Includes cash and equivalents, investment companies, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

Old Westbury Funds, Inc.
Fixed Income Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

Average Annual Total Returns
For the Period Ended October 31, 2012

Fixed Income Fund
One Year	3.46%
Five Year	5.81%
Ten Year	4.62%

Barclays Government/Credit Total Index
One Year	5.90%
Five Year	6.52%
Ten Year	5.53%

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursement and reinvestments of distributions, if any. Without waivers/reimbursements, performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

          The Adviser has contractually committed through October 31, 2013, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, at 0.70% (current net operating expense ratio is 0.66%), as disclosed in the Funds’ prospectus dated March 1, 2012. The total expense ratio, prior to fee waivers and including acquired Fund fees (if any), is stated in the prospectus as 0.76%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2012 can be found in the Financial Highlights.

          The chart above illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The Barclays Government/Credit Total Index also includes the reinvestment of distributions but does not include fees and expenses associated with an investment in the Fund. The Barclays Government/Credit Total Index is unmanaged. Investments cannot be made directly in an index.

The Fund is subject to risks such as credit, prepayment and interest rate risk associated with the underlying bond holdings in the Fund. The value of the Fund can decline as interest rates rise and an investor can lose principal.

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited)

          The return of the Old Westbury Municipal Bond Fund (the “Fund”) for the fiscal year ended October 31, 2012 was 4.98%. In comparison, the return of the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index (the “BOA Index”) was 5.68%. The return of the Fund’s other benchmark, the Lipper Short-Intermediate Municipal Debt Funds Index, was 4.37%.

          During the fiscal year, continued tumult in Europe and uncertainty surrounding the upcoming U.S. presidential election created greater demand among investors for municipal bonds, which they perceived as a safer alternative than growth-oriented investments like stocks or commodities. Interest rates fell modestly across the board from already low levels. Despite a string of high-profile bankruptcies in California, a credit-rating downgrade for Illinois, and a sputtering jobs market, the vast majority of issuers in the diverse municipal bond market managed reasonably well and made necessary adjustments, which kept defaults low. Moreover, a paucity of new municipal bond issues limited the supply of municipal bonds and put upward pressure on prices. At the same time, many investors — hungering for yield in a low-interest-rate environment — sought lower-quality bonds in their search for additional income.

          This disregard of credit quality was one of the chief factors behind the Fund’s underperformance versus the BOA Index. Our overweight of securities rated AAA and AA by Moody’s (85.21% of the portfolio as of October 31, 2012) compared to the Index (70.43%) detracted from relative returns during a year in which bonds rated BBB or lower fared best.

          Conversely, results were helped by our “barbell” strategy — a decision to focus on bonds with maturities in the 0- to 2-year and 3- to 5-year range, where yields declined most throughout the year. Although the yield curve shifted little compared to past years, this stability allowed the Fund to benefit from the “roll-down” effect, whereby we capture yield and greater relative capital appreciation in the steepest portion of the yield curve (5 to 10 years). Throughout the year, the Fund’s duration was essentially in line with the BOA Index (4.31 vs. 4.36 as of October 31, 2012), neither contributing to nor hampering relative performance.

          At fiscal year-end, we continued to focus on general obligation and essential service revenue bonds (backed by projects such as water and sewer systems, for example). We remained focused on building a diversified portfolio of high-quality securities (over two-thirds of the Fund was rated AA or higher by Moody’s as of October 31, 2012) with a heavier concentration of maturities in the 3- to 5-year range. The Fund does not currently hold any bonds that are subject to the Alternative Minimum Tax (AMT). We continue to monitor the financial situation for a wide variety of U.S. municipalities, many of which continue to face fiscal challenges despite marked improvements in recent years. We are also intently following tax policy developments in the run-up to the year-end “fiscal cliff,” which could have ramifications for municipal bonds. While higher income taxes make tax-exempt securities like municipal bonds more attractive, any legislation that limits deductions or favorable treatment of municipal bonds could hurt the asset class.

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

PORTFOLIO DIVERSIFICATION BY STATE*

States:
Alabama	0.5%
Arizona	1.0
California	5.4
Colorado	0.4
Connecticut	2.4
District of Columbia	0.3
Florida	4.2
Georgia	3.7
Hawaii	1.0
Illinois	1.3
Indiana	2.0
Iowa	0.2
Kansas	0.5
Kentucky	0.1
Louisiana	0.5
Maine	0.2
Maryland	1.6
Massachusetts	7.8
Michigan	2.5
Minnesota	0.4
Mississippi	0.2
Missouri	1.0
Nevada	0.6
New Hampshire	0.2
New Jersey	5.7
New Mexico	0.1
New York	31.6
North Carolina	2.1
Ohio	2.0
Oregon	0.4
Pennsylvania	1.6
Puerto Rico	0.0	***
Rhode Island	0.2
South Carolina	0.6
Tennessee	0.3
Texas	8.8
Utah	0.2
Virginia	2.6
Washington	3.9
West Virginia	0.0	***
Wisconsin	0.4
Other**	1.5

	100.0%

*	Stated as a percentage of net assets.

**	Includes cash and equivalents, investment companies, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

***	Represents less than 0.1% of net assets.

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Continued)

Average Annual Total Returns
For the Period Ended October 31, 2012

Municipal Bond Fund
One Year	4.98%
Five Year	4.80%
Ten Year	4.09%

Bank of America Merrill Lynch
1-12 Year Municipal Bond Index
One Year	5.68%
Five Year	5.44%
Ten Year	4.65%

Lipper Short-Intermediate
Municipal Debt Funds Index
One Year	4.37%
Five Year	4.06%
Ten Year	3.51%

          The performance data quoted represents past performance. Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements performance would have been lower. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-607-2200.

Old Westbury Funds, Inc.
Municipal Bond Fund
Investment Adviser’s Report (Unaudited) - (Concluded)

          The Adviser has contractually committed through October 31, 2013, to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding acquired fund fees, at 0.70% (current net operating expense ratio is 0.63%), as disclosed in the Funds’ prospectus dated March 1, 2012. The total expense ratio, prior to fee waivers and including acquired Fund fees (if any), is stated in the prospectus as 0.74%. Additional information pertaining to the Fund’s expense ratio for the year ended October 31, 2012 can be found in the Financial Highlights.

          The chart shown on the previous page illustrates the total value of a $10,000 investment for 10 years, with distributions reinvested. The Bank of America Merrill Lynch 1-12 Year Municipal Bond Index and Lipper Short-Intermediate Municipal Debt Funds Index also include the reinvestment of distributions but do not include fees and expenses associated with an investment in the Fund. The Bank of America Merrill Lynch 1-12 Year Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds Index are unmanaged. Investments cannot be made directly in an index.

Municipal securities held by the Fund may be adversely affected by local political and economic factors. Income from the Fund may be subject to federal alternative minimum tax, state and local taxes.

Old Westbury Funds, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Period Ended October 31, 2012 (Unaudited)

As a shareholder of Old Westbury Funds, Inc., you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Actual Beginning Account Value 5/1/12	Actual Ending Account Value 10/31/12	Actual Expenses Paid During Period* 5/1/12-10/31/12	Actual Expense Ratio During Period 5/1/12-10/31/12**

Large Cap Core Fund	$1,000.00	$1,028.60	$5.10	1.00%
Large Cap Strategies Fund	1,000.00	989.80	5.75	1.15%
Global Small & Mid Cap Fund	1,000.00	987.00	5.54	1.11%
Global Opportunities Fund	1,000.00	1,041.90	6.16	1.20%
Real Return Fund	1,000.00	1,013.80	5.57	1.10%
Fixed Income Fund	1,000.00	1,017.00	3.35	0.66%
Municipal Bond Fund	1,000.00	1,015.60	3.14	0.62%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184/366 to reflect the one-half year period.

**	Expense ratios are annualized and reflect existing expense waivers/reimbursements.

Old Westbury Funds, Inc.
Disclosure of Fund Expenses (Unaudited) – (Continued)
For the Period Ended October 31, 2012 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Hypothetical Beginning Account Value 5/1/12	Hypothetical Ending Account Value 10/31/12	Hypothetical Expenses Paid During Period* 5/1/12-10/31/12	Hypothetical Expense Ratio During Period 5/1/12-10/31/12**

Large Cap Core Fund	$1,000.00	$1,020.11	$5.08	1.00%
Large Cap Strategies Fund	1,000.00	1,019.36	5.84	1.15%
Global Small & Mid Cap Fund	1,000.00	1,019.56	5.63	1.11%
Global Opportunities Fund	1,000.00	1,019.10	6.09	1.20%
Real Return Fund	1,000.00	1,019.61	5.58	1.10%
Fixed Income Fund	1,000.00	1,021.82	3.35	0.66%
Municipal Bond Fund	1,000.00	1,022.02	3.15	0.62%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184/366 to reflect the one-half year period.

**	Expense ratios are annualized and reflect existing expense waivers/reimbursements.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, these tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Old Westbury Funds, Inc.
Large Cap Core Fund
PORTFOLIO OF INVESTMENTS	October 31, 2012

Shares		Value

COMMON STOCKS — 97.7%
Banks — 6.6%
645,435	China Construction Bank Corp. - ADR	$9,604,073
284,320	Citigroup, Inc.	10,630,725
750,845	Nordea Bank AB - ADR	6,847,706
1,744,130	Sumitomo Mitsui Financial Group, Inc. - ADR	10,551,987

		37,634,491

Consumer Discretionary — 12.5%
161,590	Coach, Inc.	9,057,120
419,785	Lowe’s Cos, Inc.	13,592,638
289,840	Macy’s, Inc.	11,034,209
161,980	Magna International, Inc.	7,193,532
102,375	McGraw-Hill Cos., Inc. (The)	5,659,289
816,480	Oriental Land Co. Ltd. - ADR	10,834,690
133,370	Target Corp.	8,502,338
124,180	Volkswagen AG - ADR	5,138,568

		71,012,384

Consumer Staples — 9.2%
451,420	Associated British Foods Plc - ADR	10,089,237
175,375	CVS Caremark Corp.	8,137,399
178,565	Imperial Tobacco Group Plc - ADR	13,481,658
949,320	Koninklijke Ahold NV - ADR	12,103,830
238,800	Walgreen Co.	8,412,923

		52,225,047

Energy — 9.2%
105,015	China Petroleum & Chemical Corp. - ADR	11,048,628
139,930	ConocoPhillips	8,094,951
244,940	ENI SpA - ADR	11,240,297
313,990	Marathon Oil Corp.	9,438,539
253,085	Total SA - ADR	12,755,484

		52,577,899

Health Care — 14.7%
226,905	Johnson & Johnson	16,069,412
159,880	Merck KGAA - ADR	6,841,265
275,000	Sanofi - ADR	12,058,750
289,570	Teva Pharmaceutical Industries Ltd. - ADR	11,704,419
189,480	Thermo Fisher Scientific, Inc.	11,569,649
210,810	UnitedHealth Group, Inc.	11,805,360
215,275	Zimmer Holdings, Inc.	13,822,808

		83,871,663

Industrials — 8.9%
1,154,880	East Japan Railway Co. - ADR	13,107,888
282,220	Embraer SA - ADR	7,876,760
83,485	General Dynamics Corp.	5,683,659
500,585	ITOCHU Corp. - ADR	9,936,612
248,485	Koninklijke Philips Electronics NV - NY Shares	6,232,004

Shares		Value

Industrials (continued)
238,900	Waste Management, Inc.	$7,821,585

		50,658,508

Information Technology — 10.3%
228,405	Accenture Plc - Class A	15,396,781
128,640	Avago Technologies Ltd.	4,248,979
74,025	International Business Machines Corp.	14,400,083
482,930	Microsoft Corp.	13,780,408
163,555	Seagate Technology Plc	4,468,323
512,985	Western Union Co. (The)	6,514,910

		58,809,484

Insurance — 6.7%
147,935	ACE Ltd.	11,635,088
478,855	Allianz SE - ADR	6,009,630
689,125	Muenchener Rueckversi- cherungs AG - ADR	11,094,913
949,840	Suncorp Group Ltd. - ADR	9,213,448

		37,953,079

Materials — 6.4%
233,920	AKZO Nobel NV - ADR	4,231,613
332,755	Barrick Gold Corp.	13,476,578
110,525	BHP Billiton Plc -ADR	7,071,390
141,245	Freeport-McMoRan Copper & Gold, Inc.	5,491,606
115,120	Newmont Mining Corp.	6,279,795

		36,550,982

Real Estate — 1.3%
530,185	Wharf Holdings Ltd. - ADR	7,284,742

Telecommunication Services — 7.3%
233,395	CenturyLink, Inc.	8,957,700
190,795	China Telecom Corp. Ltd. - ADR	11,247,365
622,765	Tele2 AB - ADR	5,056,852
334,470	Tim Participacoes SA - ADR	5,813,089
388,550	Vodafone Group Plc - ADR	10,576,331

		41,651,337

Utilities — 4.6%
78,235	DTE Energy Co.	4,858,394
216,725	Exelon Corp.	7,754,421
340,900	SSE Plc - ADR	8,086,147
263,607	Tokyo Gas Co. Ltd. - ADR	5,504,114

		26,203,076

Total Common Stocks (Cost $531,011,928)		556,432,692

Old Westbury Funds, Inc.
Large Cap Core Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

INVESTMENT COMPANY — 2.2%
12,644,100	SEI Daily Income Trust Government II Fund, Class A, 0.01%(b)	$12,644,100

Total Investment Company (Cost $12,644,100)		12,644,100

TOTAL INVESTMENTS — 99.9% (Cost $543,656,028)(a)		569,076,792

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		633,166

NET ASSETS — 100.0%		$569,709,958

(a)	Cost for federal income tax purposes is $543,712,318 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$40,629,811
Unrealized depreciation	(15,265,337)

Net unrealized appreciation	$25,364,474

(b)	Rate shown represents current yield at October 31, 2012.

ADR—American Depositary Receipt

Old Westbury Funds, Inc.
Large Cap Strategies Fund
PORTFOLIO OF INVESTMENTS	October 31, 2012

Shares		Value

COMMON STOCKS — 93.8%
ARGENTINA — 0.7%
351,000	MercadoLibre, Inc.	$29,473,470

BRAZIL — 2.6%
5,669,000	BM&FBovespa SA	36,285,173
432,000	CETIP SA - Mercados Organizados	4,977,130
467,000	Cielo SA	11,553,999
3,154,684	Itau Unibanco Holding SA - ADR	45,995,293
394,000	Natura Cosmeticos SA	10,504,468

		109,316,063

CANADA — 1.4%
1,422,900	Barrick Gold Corp.	57,542,860

CHINA — 0.3%
3,742,000	Tingyi Cayman Islands Holding Corp.	11,129,360

DENMARK — 0.2%
301,000	Novozymes A/S - Class B	8,315,567

FINLAND — 0.5%
7,672,315	Nokia Oyj	20,664,494

FRANCE — 3.2%
875,008	Renault SA	39,139,006
361,800	Technip SA	40,751,270
2,569,368	Vivendi SA	52,568,273

		132,458,549

GERMANY — 5.6%
980,376	Adidas AG	83,523,582
919,000	Bayerische Motoren Werke AG	73,196,482
715,000	Deutsche Boerse AG	38,700,747
382,900	Siemens AG	38,482,562

		233,903,373

HONG KONG — 0.5%
11,282,000	Li & Fung Ltd.	18,924,523

INDIA — 1.2%
127,000	Asian Paints Ltd.(e)	9,100,939
462,000	Hero Honda Motors Ltd.(e)	16,145,309
4,594,000	ITC Ltd.(e)	24,107,932

		49,354,180

ITALY — 2.8%
1,806,900	ENI SpA	41,476,824
3,574,471	Fiat Industrial SpA	38,708,919
4,421,003	Fiat SpA(b)	21,545,743
1,857,000	Prada SpA	15,143,438

		116,874,924

JAPAN — 7.9%
790,600	Canon, Inc.	25,531,339
164,500	FANUC Corp.	26,190,593
7,863,000	Hitachi Ltd.	41,664,149
2,505,000	Japan Tobacco, Inc.	69,222,473

Shares		Value

JAPAN (continued)
246,810	Keyence Corp(e)	$65,482,097
11,667,300	Mitsubishi UFJ Financial Group, Inc.	52,760,808
1,002,400	Nippon Telegraph & Telephone Corp.	45,643,543

		326,495,002

NETHERLANDS — 3.5%
824,000	ASML Holding NV - NY Shares	45,295,280
7,309,000	Reed Elsevier NV(e)	98,192,898

		143,488,178

PORTUGAL — 0.3%
779,000	Jeronimo Martins SGPS SA	13,630,884

RUSSIA — 0.2%
264,000	Mail.Ru Group Ltd. - GDR(e)	8,770,079

SOUTH AFRICA — 1.1%
685,000	Naspers Ltd. - Class N	44,471,101

SOUTH KOREA — 0.7%
25,742	Samsung Electronics Co. Ltd.	30,920,613

SWITZERLAND — 4.9%
87,000	Kuehne + Nagel International AG	10,154,515
325,000	Nestle SA	20,624,396
483,800	Roche Holding AG	93,040,460
10,800	SGS SA	22,868,678
819,676	Swiss Re AG	56,637,121

		203,325,170

UNITED KINGDOM — 10.4%
4,755,000	ARM Holdings Plc	51,028,365
2,783,219	BG Group Plc	51,539,424
3,894,446	BP Plc	27,860,115
4,946,000	HSBC Holdings Plc	48,592,388
4,293,757	Pearson Plc(e)	86,267,318
1,132,000	Petrofac Ltd.	29,301,528
867,930	Rio Tinto Plc	43,482,634
9,146,731	TESCO Plc	47,211,929
8,830,700	Vodafone Group Plc	23,976,715
485,000	Wolseley Plc	21,202,654

		430,463,070

UNITED STATES — 45.8%
2,421,300	Adobe Systems, Inc.(b)	82,324,200
345,000	Allergan, Inc.	31,022,400
167,000	Amazon.com, Inc.(b)	38,880,940
205,100	Apple, Inc.	122,055,010
481,000	BioMarin Pharmaceutical, Inc.(b)	17,816,240
430,400	Celgene Corp.(b)	31,556,928
259,000	Cerner Corp.(b)	19,733,210
1,829,500	Chesapeake Energy Corp.	37,065,670
1,418,500	Citigroup, Inc.	53,037,715
2,456,200	Coca-Cola Co. (The)	91,321,516
830,500	Colgate-Palmolive Co.	87,169,280

Old Westbury Funds, Inc.
Large Cap Strategies Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

UNITED STATES (continued)
1,492,200	Covidien Plc	$81,996,390
436,300	Deere & Co.	37,277,472
1,157,000	Ecolab, Inc.	80,527,200
631,000	Facebook, Inc. - Class A(b)	13,323,565
351,000	FMC Technologies, Inc.(b)	14,355,900
659,000	Franklin Resources, Inc.	84,220,200
3,614,000	General Electric Co.	76,110,840
439,400	Gilead Sciences, Inc.(b)	29,510,104
59,000	Google, Inc. - Class A(b)	40,106,430
2,559,000	Hewlett-Packard Co.	35,442,150
42,000	Intuitive Surgical, Inc.(b)	22,773,240
1,545,000	JPMorgan Chase & Co.	64,395,600
597,000	Las Vegas Sands Corp.	27,724,680
1,706,500	Microsoft Corp.	48,694,978
354,000	National Oilwell Varco, Inc.	26,089,800
231,000	NIKE, Inc. - Class B	21,108,780
710,000	Occidental Petroleum Corp.	56,061,600
2,033,200	Pfizer, Inc.	50,565,684
193,000	Praxair, Inc.	20,498,530
641,000	QUALCOMM, Inc.	37,546,575
284,000	Salesforce.com, Inc.(b)	41,458,320
1,410,300	Schlumberger Ltd.	98,058,159
2,616,700	Texas Instruments, Inc.	73,503,103
740,900	Union Pacific Corp.	91,152,927
359,000	Visa, Inc. - Class A	49,814,840
1,862,000	Wells Fargo & Co.	62,730,780

		1,897,030,956

Total Common Stocks (Cost $3,624,275,189)		3,886,552,416

EXCHANGE TRADED FUNDS — 3.2%
666,000	iShares MSCI EAFE Index Fund	35,677,620
1,442,000	iShares MSCI Emerging Markets Index Fund	59,280,620
264,500	iShares S&P 500 Index Fund	37,421,460

Total Exchange Traded Funds (Cost $130,029,562)		132,379,700

Principal Amount

U.S. GOVERNMENT AGENCIES — 0.8%
Federal Home Loan Bank — 0.8%
$25,000,000	0.13%, 11/21/12(c)	24,998,264
10,000,000	0.12%, 11/30/12(c)	9,999,019

		34,997,283

Total U.S. Government Agencies (Cost $34,997,284)		34,997,283

Shares		Value

CASH SWEEP — 2.2%
92,666,600	Federated Government Obligations Fund 0.02%(d)	$92,666,600

Total Cash Sweep (Cost $92,666,600)		92,666,600

TOTAL INVESTMENTS — 100.0% (Cost $3,881,968,635)(a)		$4,146,595,999

LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(792,069)

NET ASSETS — 100.0%		$4,145,803,930

(a)	Cost for federal income tax purposes is $3,884,544,538 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$397,908,589
Unrealized depreciation	(135,857,128)

Net unrealized appreciation	$262,051,461

(b)	Non-income producing security.

(c)	The rate represents the annualized yield at time of purchase.

(d)	Rate shown represents current yield at October 31, 2012.

(e)	This security is considered either fully or partially illiquid. These securities, or portions thereof have a value of $170,884,441 or 4.1% of net assets.

ADR—American Depositary Receipt GDR—Global Depositary Receipt

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets

Banks	6.4%
Consumer Discretionary	14.1%
Consumer Staples	9.0%
Diversified Financials	5.5%
Energy	10.2%
Health Care	9.1%
Industrials	8.7%
Information Technology	21.1%
Insurance	1.4%
Materials	5.3%
Telecommunication Services	3.0%
Other*	6.2%

100%

*	Includes cash and equivalents, exchange traded funds, U.S. government agencies, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Condensed Portfolio of Investments	October 31, 2012

Shares		Percentage of Net Assets (%)	Value

COMMON STOCKS — 94.4%
ARGENTINA — 0.0%
180,000	Other Securities	0.0	$2,323,800

AUSTRALIA — 2.1%
14,343,083	Commonwealth Property Office Fund REIT(b)	0.3	16,080,022
604,036	Monadelphous Group Ltd.(b)	0.3	13,230,177
42,024,835	Other Securities	1.5	71,379,472

			100,689,671

AUSTRIA — 0.2%
548,075	Other Securities	0.2	11,529,726

BAHAMAS — 0.0%
183	Other Securities	0.0	31,161

BELGIUM — 0.2%
579,099	Other Securities	0.2	10,698,104

BERMUDA — 0.7%
1,633,791	Other Securities	0.7	35,055,735

BRAZIL — 1.0%
6,226,626	Other Securities	1.0	50,472,505

CANADA — 2.4%
679,014	Pason Systems, Inc.	0.2	11,061,385
11,640,954	Other Securities	2.2	106,092,360

			117,153,745

CAYMAN ISLANDS — 0.0%
59,150	Other Securities	0.0	136,215

CHILE — 0.2%
58,529,657	Other Securities	0.2	7,763,332

CHINA — 1.0%
95,777,721	Other Securities	1.0	47,115,575

CYPRUS — 0.0%
566,516	Other Securities	0.0	840,562

DENMARK — 0.5%
436,495	Chr. Hansen Holding A/S	0.3	13,681,826
699,418	Other Securities	0.2	9,399,616

			23,081,442

FINLAND — 0.5%
1,848,259	Other Securities	0.5	25,314,144

FRANCE — 2.1%
4,399,994	Other Securities	2.1	103,406,198

GABON — 0.0%
6	Other Securities	0.0	2,687

GERMANY — 2.6%
126,114	Bilfinger SE	0.2	12,339,727
147,523	MTU Aero Engines Holding AG	0.3	12,386,639
660,349	Symrise AG(b)	0.5	23,738,567
2,526,689	Other Securities	1.6	78,435,908

			126,900,841

Shares		Percentage of Net Assets (%)	Value

GIBRALTAR — 0.0%
200,199	Other Securities	0.0	$381,649

GREECE — 0.1%
1,106,666	Other Securities	0.1	2,729,416

GUERNSEY — 0.1%
826,139	Other Securities	0.1	2,845,834

HONG KONG — 1.5%
309,623,976	Other Securities	1.5	75,226,796

HUNGARY — 0.0%
66,687	Other Securities	0.0	1,438,938

INDIA — 1.3%
16,909,748	Other Securities	1.3	61,569,497

INDONESIA — 0.6%
243,821,782	Other Securities	0.6	27,669,925

IRELAND — 2.1%
2,496,000	Willis Group Holdings Plc(b)	1.7	84,040,320
3,410,937	Other Securities	0.4	18,931,588

			102,971,908

ISLE OF MAN — 0.0%
21,606	Other Securities	0.0	49,201

ISRAEL — 1.8%
1,669,500	Check Point Software Technologies Ltd.(c)	1.5	74,342,835
1,657,613	Other Securities	0.3	12,017,953

			86,360,788

ITALY — 0.4%
10,283,217	Other Securities	0.4	21,407,816

JAPAN — 5.0%
38,561,879	Other Securities	5.0	245,548,194

JERSEY CHANNEL ISLANDS — 0.0%
121,378	Other Securities	0.0	279,617

LIECHTENSTEIN — 0.0%
5,470	Other Securities	0.0	268,884

LUXEMBOURG — 0.0%
157,979	Other Securities	0.0	797,539

MALAYSIA — 0.8%
34,860,959	Other Securities	0.8	36,642,857

MALTA — 0.0%
8,169	Other Securities	0.0	230,307

MAURITIUS — 0.0%
141,022	Other Securities	0.0	311,551

MEXICO — 0.4%
9,215,249	Other Securities	0.4	21,469,404

MONACO — 0.0%
480	Other Securities	0.0	17,744

MONGOLIA — 0.0%
103,000	Other Securities	0.0	50,370

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
CONDENSED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Percentage of Net Assets (%)	Value

NETHERLANDS — 1.0%
545,691	Koninklijke Boskalis Westminster NV(b)	0.4	$20,787,353
1,671,842	Other Securities	0.6	28,035,900

			48,823,253

NEW ZEALAND — 0.4%
6,809,083	Other Securities	0.4	17,797,008

NORWAY — 0.2%
2,378,183	Other Securities	0.2	10,151,049

PAPUA NEW GUINEA — 0.0%
162,499	Other Securities	0.0	23,616

PERU — 0.1%
3,740,786	Other Securities	0.1	6,687,302

PHILIPPINES — 0.3%
41,969,626	Other Securities	0.3	17,062,781

POLAND — 0.1%
2,204,518	Other Securities	0.1	5,520,238

PORTUGAL — 0.1%
5,109,484	Other Securities	0.1	2,484,131

RUSSIA — 0.0%
30,339	Other Securities	0.0	233,275

SINGAPORE — 1.9%
10,478,000	CapitaMall Trust REIT(b)	0.4	18,124,758
5,205,000	SATS Ltd.(b)	0.2	11,905,189
3,986,000	SIA Engineering Co. Ltd.(b)	0.3	13,724,545
43,079,554	Other Securities	1.0	50,503,970

			94,258,462

SOUTH AFRICA — 0.8%
7,225,924	Other Securities	0.8	36,765,146

SOUTH KOREA — 1.4%
3,359,575	Other Securities	1.4	67,979,802

SPAIN — 0.5%
4,216,163	Other Securities	0.5	23,790,674

SWEDEN — 0.9%
3,322,843	Other Securities	0.9	41,551,629

SWITZERLAND — 1.5%
268,000	Allied World Assurance Co. Holdings AG	0.4	21,520,400
1,587,541	Other Securities	1.1	53,125,365

			74,645,765

TAIWAN — 1.1%
84,049,231	Other Securities	1.1	55,079,932

THAILAND — 0.5%
65,471,350	Other Securities	0.5	24,178,746

TURKEY — 0.2%
4,072,581	Other Securities	0.2	8,228,478

UKRAINE — 0.0%
2,491	Other Securities	0.0	52,119

Shares		Percentage of Net Assets (%)	Value

UNITED ARAB EMIRATES — 0.0%
170,720	Other Securities	0.0	$902,307

UNITED KINGDOM — 9.7%
634,055	Croda International Plc(b)	0.5	22,520,937
802,946	De La Rue Plc(b)	0.3	13,722,138
1,720,000	Ensco Plc - ADR	2.0	99,450,400
2,382,300	Rexam Plc	0.4	17,173,226
647,472	Rotork Plc(b)	0.5	23,802,041
404,213	Spectris Plc	0.2	11,271,806
424,169	Ultra Electronics Holdings Plc(b)	0.2	11,588,717
507,471	Victrex Plc(b)	0.2	11,669,858
50,281,288	Other Securities	5.4	260,741,291

			471,940,414

UNITED STATES — 46.1%
1,494,107	Advance Auto Parts, Inc.(b)	2.2	105,991,951
950,000	Albemarle Corp.	1.1	52,354,500
1,725,000	AmerisourceBergen Corp.	1.4	68,034,000
227,000	Aptargroup, Inc.	0.2	11,640,560
147,000	Bio-Rad Laboratories, Inc. - Class A(b)(c)	0.3	14,898,450
2,400,000	BMC Software, Inc.(c)	2.0	97,680,000
3,611,200	CareFusion Corp.(b)(c)	2.0	95,913,472
2,510,000	Crown Holdings, Inc.(b)(c)	2.0	96,007,500
960,000	Fiserv, Inc.(b)(c)	1.5	71,942,400
820,000	Flowers Foods, Inc.	0.3	16,145,800
630,000	Flowserve Corp.	1.7	85,358,700
688,519	Henry Schein, Inc.(b)(c)	1.0	50,798,932
292,000	IDEX Corp.	0.3	12,418,760
333,000	John Wiley & Sons, Inc. - Class A(b)	0.3	14,445,540
847,624	McCormick & Co., Inc.(b)	1.1	52,230,591
177,000	Morningstar, Inc.(b)	0.2	11,147,460
2,836,746	NetApp, Inc.(c)	1.6	76,308,467
1,648,500	Omnicom Group, Inc.	1.6	78,979,635
325,000	Sensient Technologies Corp.(b)	0.2	11,823,500
2,268,855	Tenneco, Inc.(b)(c)	1.4	69,313,520
1,878,190	Tupperware Brands Corp.(b)	2.3	111,001,029
300,000	UMB Financial Corp.(b)	0.3	13,359,000
1,370,000	Varian Medical Systems, Inc.(b)(c)	1.9	91,461,200
1,131,151	Waters Corp.(b)(c)	1.9	92,539,463
285,000	West Pharmaceutical Services, Inc.(b)	0.3	15,352,950
2,400,000	Western Digital Corp.	1.7	82,152,000
1,419,444	Wisconsin Energy Corp.	1.1	54,606,011
2,047,271	Xilinx, Inc.	1.4	67,068,598
21,109,883	Other Securities	12.8	625,370,111

			2,246,344,100

Total Common Stocks (Cost $3,875,026,080)			4,605,283,905

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
CONDENSED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Percentage of Net Assets (%)	Value

INVESTMENT COMPANY — 0.0%
1,861,800	SEI Daily Income Trust Government II Fund, Class A0.01%(d)	0.0	$1,861,800

Total Investment Company (Cost $1,861,800)			1,861,800

EXCHANGE TRADED FUNDS — 3.5%
735,400	iShares MSCI EAFE Small Cap Index Fund	0.6	28,680,600
1,772,100	iShares MSCI Emerging Markets Index Fund	1.5	72,851,031
119,861	iShares MSCI Japan Small Cap Index Fund	0.1	5,165,050
1,104,000	iShares MSCI Malaysia Index Fund	0.3	16,537,920
970,400	iShares MSCI Singapore Index Fund	0.3	12,906,320
64,000	SPDR Russell Nomura Small Cap Japan Fund	0.1	2,586,880
500,000	SPDR S&P Emerging Markets Small Cap Fund	0.4	21,575,000
389,800	SPDR S&P International Small Cap Fund	0.2	10,719,500

Total Exchange Traded Funds (Cost $139,957,134)			171,022,301

RIGHTS/WARRANTS — 0.0%
1,212,697	Other Rights/Warrants	0.0	190,152

Total Rights/Warrants (Cost $745)			190,152

Principal Amount

U.S. GOVERNMENT AGENCIES — 0.2%
Federal Home Loan Bank — 0.2%
$11,000,000	0.13%, 11/21/2012(e)	0.2	10,999,236

Total U.S. Government Agencies (Cost $10,999,236)			10,999,236

Shares

CASH SWEEP — 1.8%
84,957,198	Citibank - US Dollars on Deposit in Custody Account, 0.02%(d)	1.8	84,957,198

Total Cash Sweep (Cost $84,957,198)			84,957,198

TOTAL INVESTMENTS — 99.9% (Cost $4,112,802,193)(a)			$4,874,314,592
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%			2,592,135

NET ASSETS — 100.0%			$4,876,906,727

(a)	Cost for federal income tax purposes is $4,133,857,975 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$948,294,704
Unrealized depreciation	(207,838,087)

Net unrealized appreciation	$740,456,617

(b)	This security is considered either fully or partially illiquid. These securities, or portions thereof have a value of $602,620,188 or 12.36% of net assets.

(c)	Non-income producing security.

(d)	Rate shown represents current yield at October 31, 2012.

(e)	The rate represents the annualized yield at time of purchase.

This Condensed Portfolio of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete Portfolio of Investments is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the SEC’s website at http://www.sec.gov.

Common stocks and Rights with a value of $2,078,961 (cost of $4,145,279) or 0.04% of net assets were fair valued by the Board of Directors.

ADR — American Depositary Receipt
REIT — Real Estate Investment Trust

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
CONDENSED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets

Banks	2.1%
Consumer Discretionary	14.6%
Consumer Staples	5.9%
Diversified Financials	1.7%
Energy	5.6%
Health Care	13.6%
Industrials	15.9%
Information Technology	15.7%
Insurance	4.1%
Materials	9.8%
Real Estate	2.6%
Telecommunication Services	0.5%
Utilities	2.3%
Other*	5.6%

Total	100.0%

*

Includes cash and equivalents, exchange traded funds, rights/warrants, U.S. government agencies and securities, investment companies, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS	October 31, 2012

Shares		Value

COMMON STOCKS — 16.4%
AUSTRALIA — 0.2%
188,060	BC Iron Ltd.(b)	$540,750
154,955	BHP Billiton Ltd.	5,509,175
729,770	Emeco Holdings Ltd.	526,491
1,603,100	Grange Resources Ltd.	416,026
50,460	Iluka Resources Ltd.	519,612
300,890	NIB Holdings Ltd.	565,336
217,310	NRW Holdings Ltd.	462,438
1,303,860	Roc Oil Co. Ltd.(c)	581,996
181,760	Skilled Group Ltd.	501,880
276,240	St Barbara Ltd.(c)	543,396
555,620	UXC Ltd.	507,552
1,137,090	Virgin Australia Holdings Ltd.(c)	578,377
178,735	Woolworths Ltd.	5,456,636

		16,709,665

BELGIUM — 0.1%
53,100	Colruyt SA	2,425,399
72,780	D’ieteren SA NV	3,519,102

		5,944,501

BERMUDA — 0.2%
79,739	Arch Capital Group Ltd.(c)	3,520,477
12,460	Everest Re Group Ltd.	1,383,683
67,638	RenaissanceRe Holdings Ltd.	5,503,028

		10,407,188

BRAZIL — 0.1%
161,520	Brasil Brokers Participacoes SA	453,295
25,120	Cia Hering	577,090
31,610	Cosan SA Industria e Comercio	606,194
66,820	Equatorial Energia SA	592,186
45,640	Ez Tec Empreendimentos e Participacoes SA	599,979
24,480	Multiplus SA	568,775
88,340	OSX Brasil SA(c)	498,015

		3,895,534

CANADA — 0.5%
172,003	Allied Properties Real Estate Investment Trust(b)	5,442,097
500,000	Asian Coast Development Ltd.(b)(c)(d)	0
424,100	Barrick Gold Corp.	17,173,131
58,050	Canadian National Railway Co.	5,012,498
152,310	Emera, Inc.	5,322,272
181,886	RioCan Real Estate Investment Trust, REIT	4,960,776

		37,910,774

CAYMAN ISLANDS — 0.0%
27,140	Herbalife Ltd.	1,393,639

CHILE — 0.0%
47,190	Empresa Nacional de Telecom Chile SA	965,524

Shares		Value

CHINA — 0.1%
2,491,500	BYD Electronic International Co. Ltd.(b)	$530,445
1,396,000	Dongyue Group	797,966
581,255	Shandong Airlines Co. Ltd. - B Shares(d)	801,002
4,826,000	Shanghai Jin Jiang International Hotels Group Co. Ltd. - H Shares(b)	747,247
623,110	Shanghai Mechanical and Electrical Industry Co. Ltd. - B Shares(b)	626,849
1,233,000	Travelsky Technology Ltd. - H Shares	636,383
28,020	Zhongpin, Inc.(c)	322,790

		4,462,682

FINLAND — 0.1%
41,266	Ahlstrom Oyj(b)	683,559
187,635	Sampo Oyj - A Shares	5,880,618

		6,564,177

FRANCE — 0.3%
230,700	Etablissements Maurel et Prom	3,211,476
1,049,020	Natixis	3,437,270
63,083	Sanofi	5,545,273
68,850	Sodexo	5,298,145
19,626	Trigano SA	213,044
426,290	UBISOFT Entertainment(b)(c)	3,961,107

		21,666,315

GERMANY — 0.2%
45,330	Bayerische Motoren Werke AG	3,610,442
47,294	Brenntag AG	5,960,790
14,668	Volkswagen AG	2,859,378

		12,430,610

HONG KONG — 0.2%
1,584,000	AMVIG Holdings Ltd.(b)	470,087
14,140,000	China Power New Energy Development Co. Ltd.(b)(c)	574,719
978,000	China Resources Cement Holdings Ltd.	665,036
1,100,000	Lee & Man Chemical Co. Ltd.(b)	579,093
1,728,400	Link REIT (The)	8,597,341
794,000	Pacific Textile Holdings Ltd.(b)	525,573
2,212,000	Pico Far East Holdings Ltd.(b)	542,293
11,160,000	Shougang Concord International Enterprises Co. Ltd.(c)	597,596
1,850,000	Shougang Fushan Resources Group Ltd.	646,899
1,050,000	TCL Multimedia Technology Holdings Ltd.	583,932

		13,782,569

INDIA — 0.0%
106,290	Gitanjali Gems Ltd.(c)	790,334

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

INDIA (continued)
434,500	India Cements Ltd.(b)	$773,773
185,240	Infotech Enterprises Ltd.(b)	644,268

		2,208,375

INDONESIA — 0.0%
1,656,500	AKR Corporindo Tbk PT	767,457
394,500	Unilever Indonesia Tbk PT	1,069,935

		1,837,392

IRELAND — 0.4%
2,500	Accenture Plc - Class A	168,525
925,140	Seagate Technology Plc	25,274,825

		25,443,350

ISRAEL — 0.2%
100,000	Check Point Software Technologies Ltd.(c)	4,453,000
275,000	Teva Pharmaceutical Industries Ltd. - ADR	11,115,500

		15,568,500

ITALY — 0.2%
448,210	Autostrada Torino-Milano SpA(b)	4,487,793
35,900	DiaSorin SpA	1,204,701
453,770	Societa Iniziative Autostradali e Servizi SpA(b)	3,775,927
1,564,078	Terna Rete Elettrica Nazionale SpA	5,879,078

		15,347,499

JAPAN — 1.3%
30,300	Alfresa Holdings Corp.	1,370,199
69,700	Aoyama Trading Co. Ltd.	1,376,887
23,000	Arcs Co. Ltd.	485,181
20,000	Asatsu-DK, Inc.	458,975
1,000	Bic Camera, Inc.	488,538
21,700	Calbee, Inc.	1,992,497
66,100	Central Japan Railway Co.	5,688,425
18,000	Doshisha Co. Ltd.	501,015
54,000	Elpida Memory, Inc.(c)(d)	0
30,400	Fields Corp.	437,169
28,000	Fuji Soft, Inc.	593,812
83,000	Fujitec Co. Ltd.	496,981
34,000	Goldcrest Co. Ltd.	511,512
22,000	G-Tekt Corp.	418,890
8,000	Hakuhodo DY Holdings, Inc.	479,018
17,000	Hamakyorex Co. Ltd.(b)	530,039
30,200	Hisamitsu Pharmaceutical Co., Inc.	1,562,395
106,000	Hokuetsu Kishu Paper Co. Ltd.	543,079
75,300	Hoshizaki Electric Co. Ltd.	2,049,692
31,300	Itochu Techno-Solutions Corp.	1,619,304
73,200	Kaken Pharmaceutical Co. Ltd.	1,134,265
27,000	Kato Sangyo Co. Ltd.	488,726
67,000	Kewpie Corp.	1,105,336
53,000	Konaka Co. Ltd.	523,162

Shares		Value

JAPAN (continued)
12,000	Kusuri No Aoki Co. Ltd.	$625,329
43,900	KYORIN Holdings, Inc.	928,263
46,400	Lawson, Inc.	3,411,850
24,000	Macnica, Inc.	472,304
39,400	McDonald’s Holdings Co. Japan Ltd.	1,094,691
187,600	Medipal Holdings Corp.	2,387,594
157,000	Mitsui-Soko Co. Ltd.	479,870
27,000	Nagawa Co. Ltd.(b)	508,343
40,000	NET One Systems Co. Ltd.	444,946
328,000	Nippon Express Co. Ltd.	1,199,749
40,000	Nippon Television Network Corp.	517,600
121,000	Nissan Tokyo Sales Holdings Co. Ltd.(c)	491,094
59,300	NOK Corp.	949,335
75,300	Nomura Research Institute Ltd.	1,598,816
84,000	Okabe Co. Ltd.	529,275
44,200	Oriental Land Co. Ltd.	6,029,538
295,600	Otsuka Holdings Co. Ltd.	9,105,354
15,000	Relo Holdings, Inc.	498,685
126,000	Riken Corp.	421,420
116,000	San-Ai Oil Co. Ltd.(b)	508,581
43,400	Santen Pharmaceutical Co. Ltd.	1,900,075
90,000	Sanyo Denki Co. Ltd.	487,035
18,800	Sawai Pharmaceutical Co. Ltd.	2,077,114
31,000	SCSK Corp.	527,346
56,000	Showa Corp.	517,700
1,000	SKY Perfect JSAT Holdings, Inc.	457,222
885,100	Sumitomo Osaka Cement Co. Ltd.	2,882,701
27,800	Suzuken Co. Ltd.	877,217
69,000	Tadano Ltd.	508,230
51,000	Takara Leben Co. Ltd.	546,223
208,500	Toho Gas Co. Ltd.	1,264,111
20,000	Tokai Corp.	492,547
12,000	Token Corp.	526,870
50,000	Tokyo Broadcasting System Holdings, Inc.	486,033
888,000	Tokyo Gas Co. Ltd.	4,705,299
380,700	TonenGeneral Sekiyu KK	3,452,672
253,000	Tosoh Corp.	494,401
162,400	Toyo Construction Co. Ltd.	494,340
21,000	Toyo Tanso Co. Ltd.	398,008
27,000	Tsukui Corp.	627,396
36,800	Unipres Corp.	849,585
24,000	Universal Entertainment Corp.	516,197
77,400	West Japan Railway Co.	3,378,918
126,800	Yamazaki Baking Co. Ltd.	1,524,840
35,000	Yellow Hat Ltd.	469,999

		87,519,813

JERSEY CHANNEL ISLANDS — 0.1%
1,850,620	Highland Gold Mining Ltd.(b)	3,120,851

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

MALAYSIA — 0.3%
680,800	Hap Seng Plantations Holdings Berhad	$657,108
1,861,900	Malayan Banking Berhad	5,519,684
1,150,400	Public Bank Berhad	6,005,043
499,600	Ta Ann Holdings Berhad	623,270
1,348,600	Telekom Malaysia Berhad	2,647,613
1,655,600	UMW Holdings Berhad	5,424,454

		20,877,172

MEXICO — 0.1%
4,024,025	America Movil SAB de CV - Series L	5,104,556
1,258,810	Desarrolladora Homex SAB de CV(c)	2,781,226

		7,885,782

NETHERLANDS — 0.1%
97,952	Heineken NV	6,038,841

NEW ZEALAND — 0.0%
730,620	New Zealand Oil & Gas Ltd.(b)	519,747

NORWAY — 0.1%
423,370	Gjensidige Forsikring ASA	6,185,733
69,340	Yara International ASA	3,266,750

		9,452,483

PAKISTAN — 0.0%
568,190	Engro Corp. Ltd.	546,676
1,657,640	Fauji Fertilizer Bin Qasim Ltd.	678,306
1,246,000	HUB Power Co.	596,812

		1,821,794

POLAND — 0.0%
70,700	Grupa Lotos SA(c)	745,166
13,870	KGHM Polska Miedz SA	698,572
346,440	Synthos SA	575,112
179,580	Zaklady Chemiczne Police SA(b)(c)	609,165

		2,628,015

PORTUGAL — 0.1%
1,332,670	Portucel Empresa Produtora de Pasta e Papel SA(b)	3,713,760
685,980	Portugal Telecom SGPS SA	3,450,706

		7,164,466

PUERTO RICO — 0.0%
124,680	Oriental Financial Group, Inc.	1,468,730
64,710	Triple-S Management Corp. - Class B(c)	1,167,368

		2,636,098

SINGAPORE — 0.2%
800,000	Metro Holdings Ltd.(b)	518,118
1,634,000	Singapore Press Holdings Ltd.	5,411,838
1,986,000	Singapore Technologies Engineering Ltd.	5,731,038

Shares		Value

SINGAPORE (continued)
1,152,000	Stamford Land Corp. Ltd.(b)	$524,151

		12,185,145

SOUTH AFRICA — 0.1%
304,640	Aeci Ltd.(b)	2,594,340
29,000	AngloGold Ashanti Ltd.	964,822
72,200	Gold Fields Ltd.	891,399
1,175,525	Sanlam Ltd.	5,250,827

		9,701,388

SOUTH KOREA — 0.1%
67,000	Daishin Securities Co. Ltd.	533,862
54,550	Halla Engineering & Construction Corp.	428,657
7,930	Kia Motors Corp.	440,636
11,510	Korean Air Lines Co. Ltd.(c)	516,610
5,030	Kumho Petrochemical Co. Ltd.	493,499
3,010	OCI Co. Ltd.	425,032
17,440	Seah Besteel Corp.	407,776
32	TBroad Hanvit Broadcasting Co. Ltd.	822

		3,246,894

SPAIN — 0.1%
64,440	Acciona SA	3,953,999

SWEDEN — 0.1%
123,317	Swedish Match AB	4,201,728

SWITZERLAND — 0.2%
63,000	Allied World Assurance Co. Holdings AG	5,058,900
85,677	Nestle SA	5,437,035
58,337	PSP Swiss Property AG	5,355,754

		15,851,689

TAIWAN — 0.2%
854,900	Chunghwa Telecom Co. Ltd.	2,680,662
2,002,200	Compal Electronics, Inc.	1,261,120
1,699,000	Continental Holdings Corp.(b)	610,680
914,000	Formosa Advanced Technologies Co. Ltd.(b)	484,964
69,000	HTC Corp.	498,383
63,278	Macronix International	16,463
1,345,000	Micro-Star International Co. Ltd.	607,754
408,000	Taiwan Prosperity Chemical Corp.	466,485
1,918,000	Taiwan Semiconductor Manufacturing Co. Ltd.	5,823,760
208,000	TPK Holding Co. Ltd.	2,613,128
4,444,000	Winbond Electronics Corp.(c)	599,379

		15,662,778

THAILAND — 0.1%
1,135,700	Advanced Info Service Public Co. Ltd. - FOR(b)	7,318,132

OLD WESTBURY FUNDS, INC.
GLOBAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

THAILAND (continued)
390,800	Bangchak Petroleum Public Co. Ltd.	$334,698

		7,652,830

TURKEY — 0.0%
2	Enka Insaat ve Sanayi AS	5
271,730	Koza Anadolu Metal Madencilik Isletmeleri AS(c)	689,747

		689,752

UNITED KINGDOM — 0.5%
112,054	AstraZeneca Plc	5,203,340
1,377,810	Carphone Warehouse Group Plc(b)	3,774,319
73,579	Gulfsands Petroleum Plc(c)	107,459
108,498	Lancashire Holdings Ltd.	1,511,026
370,590	Mondi Plc	4,078,660
442,789	Pennon Group Plc	5,123,367
94,284	Reckitt Benckiser Group Plc	5,705,698
475,160	Valiant Petroleum Plc(b)(c)	3,258,879
1,792,269	Vodafone Group Plc	4,866,287
353,165	WM Morrison Supermarkets Plc	1,526,827

		35,155,862

UNITED STATES — 9.9%
57,377	3M Co.	5,026,225
79,940	Abbott Laboratories	5,237,669
35,040	Allstate Corp. (The)	1,400,899
40,240	American International Group, Inc.(c)	1,405,583
28,210	America’s Car-Mart, Inc.(c)	1,180,871
24,010	Ameriprise Financial, Inc.	1,401,464
136,500	Annaly Capital Management, Inc., REIT	2,203,110
15,030	Apache Corp.	1,243,733
85,000	Apple, Inc.	50,583,500
1,257,560	Applied Materials, Inc.	13,330,136
36,940	Arrow Electronics, Inc.(c)	1,301,396
26,060	Ascent Capital Group, Inc. - Class A(c)	1,549,267
0	Atlas Resource Partners LP	5
91,799	Automatic Data Processing, Inc.	5,305,064
59,420	Bank of New York Mellon Corp. (The)	1,468,268
100,000	Baxter International, Inc.	6,263,000
69,708	Becton Dickinson and Co.	5,275,501
84,800	Blucora, Inc.(c)	1,488,240
247,000	BMC Software, Inc.(c)	10,052,900
219,390	Brocade Communications Systems, Inc.(c)	1,162,767
169,390	Brooks Automation, Inc.	1,222,996
153,281	Campbell Soup Co.	5,406,221
186,840	CapitalSource, Inc.	1,477,904
100,000	Carnival Corp.	3,788,000
44,390	Carter’s, Inc.(c)	2,399,723
6,340	CF Industries Holdings, Inc.	1,300,905
40,600	Chemed Corp.	2,730,350

Shares		Value

UNITED STATES (continued)
167,500	Chevron Corp.	$18,460,175
17,940	Chubb Corp. (The)	1,381,021
1,216,100	Cisco Systems, Inc.	20,843,954
450,000	Citigroup, Inc.	16,825,500
141,773	Clorox Co. (The)	10,250,188
136,840	CNO Financial Group, Inc.	1,310,927
134,934	Coca-Cola Co. (The)	5,016,846
54,280	Coeur d’Alene Mines Corp.(c)	1,677,795
26,550	Coinstar, Inc.(c)	1,246,257
50,328	Colgate-Palmolive Co.	5,282,427
85,070	Computer Task Group, Inc.(b)(c)	1,586,556
56,018	Consolidated Edison, Inc.	3,382,367
25,020	Contango Oil & Gas Co.(c)	1,229,983
400,000	Corning, Inc.	4,700,000
76,070	Crocs, Inc.(c)	958,482
99,116	Danaher Corp.	5,127,271
249,900	Deere & Co.	21,351,456
52,440	Delek US Holdings, Inc.	1,350,330
1,562,200	Dell, Inc.	14,419,106
43,880	Deluxe Corp.	1,382,659
272,040	Denny’s Corp.(c)	1,251,384
72,580	Destination Maternity Corp.	1,376,117
228,400	Dolby Laboratories, Inc. - Class A(c)	7,215,156
175,000	Dover Corp.	10,188,500
30,330	Dr Pepper Snapple Group, Inc.	1,299,640
124,600	El Paso Pipeline Partners LP	4,449,466
73,720	Employers Holdings, Inc.	1,345,390
39,050	ePlus, Inc.(b)(c)	1,396,819
1,002,000	Facebook, Inc. - Class A(c)	21,157,230
138,300	Family Dollar Stores, Inc.	9,122,268
525,000	Freeport-McMoRan Copper & Gold, Inc.	20,412,000
90,200	GameStop Corp. - Class A	2,059,266
155,000	General Dynamics Corp.	10,552,400
1,725,000	General Motors Co., Escrow Shares(b)(c)(d)	258,750
83,682	Genuine Parts Co.	5,236,820
17,600	Gilead Sciences, Inc.(c)	1,182,016
11,500	Goldman Sachs Group, Inc. (The)	1,407,485
186,042	Hatteras Financial Corp.	5,073,365
475,000	Hewlett-Packard Co.	6,578,750
166,080	hhgregg, Inc.(c)	1,003,123
34,010	HollyFrontier Corp.	1,313,806
125,494	IDACORP, Inc.	5,612,092
425,000	Intel Corp.	9,190,625
175,510	iStar Financial, Inc.(c)	1,532,202
825,000	Jabil Circuit, Inc.	14,305,500
104,172	Kellogg Co.	5,450,279
174,949	Kimberly-Clark Corp.	14,599,494
50,000	KLA-Tencor Corp.	2,326,000
117,560	Kulicke & Soffa Industries, Inc.(c)	1,206,166
17,600	Lancaster Colony Corp.	1,280,928

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

UNITED STATES (continued)
130,290	Landec Corp.(b)(c)	$1,409,738
48,230	Legacy Reserves LP	1,311,374
51,100	Legg Mason, Inc.	1,302,028
32,320	Lincoln Electric Holdings, Inc.	1,401,718
55,140	Lincoln National Corp.	1,366,921
24,920	Littelfuse, Inc.	1,335,712
300	Lorillard, Inc.	34,803
200,000	Lowe’s Cos, Inc.	6,476,000
200,000	Marathon Oil Corp.	6,012,000
525,000	Microsoft Corp.	14,980,875
389,000	Mosaic Co. (The)	20,360,260
57,130	NASDAQ OMX Group, Inc. (The)	1,360,265
86,800	National Financial Partners Corp.(c)	1,592,780
29,580	National Healthcare Corp.	1,408,600
57,060	Nelnet, Inc. - Class A	1,392,835
866,000	NetApp, Inc.(c)	23,295,400
23,780	Netflix, Inc.(c)	1,880,760
355,000	Newmont Mining Corp.	19,365,250
141,840	Nexstar Broadcasting Group, Inc. - Class A(b)(c)	1,541,801
73,450	Northern Oil and Gas, Inc.(c)	1,113,502
20,020	Northrop Grumman Corp.	1,375,174
52,890	NYSE Euronext	1,309,556
103,240	Omnicom Group, Inc.	4,946,228
39,470	Patterson Cos., Inc.	1,318,298
73,115	PepsiCo, Inc.	5,062,483
119,000	Pfizer, Inc.	2,959,530
21,900	PG&E Corp.	931,188
57,111	Philip Morris International, Inc.	5,057,750
136,600	Plains All American Pipeline LP	6,198,908
35,970	Plains Exploration & Production Co.(c)	1,282,690
48,521	PPG Industries, Inc.	5,680,839
240,000	PPL Corp.(c)	13,000,800
79,677	Procter & Gamble Co. (The)	5,516,835
47,580	Protective Life Corp.	1,298,934
154,920	Provident New York Bancorp(b)	1,414,420
26,000	Raytheon Co.	1,470,560
106,600	Resources Connection, Inc.	1,315,444
45,940	Royal Caribbean Cruises Ltd.	1,546,800
135,340	Rudolph Technologies, Inc.(c)	1,287,083
443,500	SanDisk Corp.(c)	18,520,560
187,870	SandRidge Energy, Inc.(c)	1,168,551
40,450	Schweitzer-Mauduit International, Inc.	1,416,964
560,910	Sirius XM Radio, Inc.(c)	1,570,548
83,550	SLM Corp.	1,468,809
112,690	Spectrum Pharmaceuticals, Inc.(c)	1,257,620
101,580	St. Jude Medical, Inc.	3,886,451
31,500	State Street Corp.	1,403,955
20,150	Strayer Education, Inc.	1,157,819
30,600	Sunoco Logistics Partners LP	1,499,706

Shares		Value

UNITED STATES (continued)
116,960	Systemax, Inc.(b)(c)	$1,279,542
5,923	Terra Nitrogen Co. LP	1,271,727
33,720	Tesoro Corp.	1,271,581
45,800	Texas Instruments, Inc.	1,286,522
40,350	Thor Industries, Inc.	1,534,510
31,580	Time Warner, Inc.	1,372,151
39,600	TJX Cos., Inc.	1,648,548
37,520	Transmontaigne Partners LP	1,334,211
78,040	Tredegar Corp.	1,324,339
393,600	Two Harbors Investment Corp., REIT	4,695,648
61,520	Unisys Corp.(c)	1,048,916
69,335	United Parcel Service, Inc. - Class B	5,078,789
143,081	United Technologies Corp.	11,183,211
24,850	United Therapeutics Corp.(c)	1,134,899
155,100	Vaalco Energy, Inc.(c)	1,267,167
571,520	Vonage Holdings Corp.(c)	1,297,350
69,010	W&T Offshore, Inc.	1,169,719
24,100	Wal-Mart Stores, Inc.	1,807,982
2,540	White Mountains Insurance Group Ltd.	1,302,258
136,355	Wisconsin Energy Corp.	5,245,577
17,900	World Acceptance Corp.(c)	1,195,004
36,000	WR Berkley Corp.	1,400,040

		697,788,850

Total Common Stocks (Cost $1,168,450,556)		1,152,294,271

EXCHANGE TRADED FUNDS — 3.3%
UNITED STATES — 3.3%
200,000	iShares FTSE China 25 Index Fund	7,354,000
384,960	iShares MSCI Canada Index Fund	10,963,661
100,000	iShares MSCI EAFE Index Fund	5,357,000
500,000	iShares MSCI Emerging Markets Index Fund	20,555,000
1,300,000	iShares MSCI Germany Index Fund	29,822,000
450,000	iShares Silver Trust	14,071,500
655,000	SPDR Gold Trust	109,293,300
260,000	SPDR S&P 500 ETF Trust	36,706,800

Total Exchange Traded Funds (Cost $222,354,253)		234,123,261

PREFERRED STOCKS — 0.0%
UNITED STATES — 0.0%
225,000	Fannie Mae	396,563
250,000	Freddie Mac	453,125

Total Preferred Stocks (Cost $6,746,080)		849,688

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

RIGHTS/WARRANTS — 0.0%
BRAZIL — 0.0%
4,065	OSX Brasil SA, Expires 11/26/12(c)	$40

Total Rights/Warrants (Cost $0)		40

Principal Amount		Value

BANK LOANS — 1.5%
UNITED STATES — 1.5%
$1,600,000	Advanced Disposal, Term Loan B, 4.00%, 09/11/19(e)	$1,612,667
1,000,000	AlixPartners LLP, Initial Loan (Second Lien), 9.50%, 11/30/19(e)	1,008,750
2,992,500	AlixPartners LLP, Initial Term B-2 Loan (First Loan), 5.25%, 05/31/19(e)	3,026,115
4,000,000	Allison Transmission, Inc., Term B-3 Loan, 3.25%, 08/23/19(e)	4,013,700
2,065,000	Asurion LLC, Term Loan (First Lien), 4.00%, 05/24/18(e)	2,076,358
3,745,223	Asurion LLC, Term Loan (Second Lien), 7.50%, 05/24/19(e)	3,862,261
4,239,375	Bausch & Lomb, Inc., Parent Term Loan, 4.25%, 05/17/19(e)	4,283,537
4,000,000	BJ’s Wholesale Club, Inc., New Replacement Loan (First Lien), 4.50%, 09/29/18(e)	4,038,332
2,000,000	Brickman Group Holdings, Inc., Tranche B-1 Term Loan, 4.25%, 10/14/16(e)	2,025,000
1,500,000	Cannery Casino Resorts, LLC, Term Loan (First Lien), 4.75%, 06/12/18(b)(e)	1,503,750
1,287,917	Chesapeake Energy Corp., Term Loan, 7.00%, 12/02/17(e)	1,289,527
3,000,000	Cumulus Media Holdings, Inc., Second Lien Term Loan, 6.00%, 09/16/19(e)	3,031,500
3,500,000	DaVita, Inc., Term Loan B, 3.00%, 11/01/19(e)	3,514,840
6,000,000	FMG Resources Pty Ltd., Term Loan B, 4.25%, 09/18/17(e)	5,969,064
3,990,000	Generac Power System, Inc., Term Loan, 5.00%, 05/30/18(e)	4,069,800
1,250,000	Getty Images, Inc., Initial Term Loan, 3.50%, 10/03/19(e)	1,254,062

Principal Amount		Value

UNITED STATES (continued)
$1,995,000	Hologic, Inc., Tranche B Term Loan, 3.50%, 04/29/19(e)	$2,015,782
2,740,000	Infor US, Inc., Tranche B-2 Term Loan, 4.00%, 04/05/18(e)	2,751,418
1,250,000	Kronos, Inc., Second Lien Term Loan, 8.50%, 04/26/20(e)	1,237,500
1,150,000	MGM Resorts International, Class C Loan (Extending), 4.00%, 02/23/15(e)	1,157,393
5,300,000	MRC Global, Inc., Term Loan B, 5.00%, 10/24/19(e)	5,286,750
2,124,506	MultiPlan, Inc., Term B Loan, 3.25%, 08/26/17(e)	2,128,931
2,750,000	Nuveen Investments, Inc., First Lien Incremental Term Loan, 6.00%, 05/13/17(e)	2,748,281
3,000,000	Nuveen Investments, Inc., New Second Lien Term Loan, 7.00%, 02/23/19(e)	3,022,500
900,000	Party City Holdings, Inc., Term Loan, 4.50%, 07/23/19(e)	906,975
2,250,000	Peninsula (The), Term B Loan, 4.50%, 07/03/17(e)	2,275,312
3,541,125	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Tranche F Term Loan, 3.50%, 10/17/18(e)	3,547,028
4,150,000	Quintiles Transnational Holdings, Inc., Term Loan, 7.50%, 02/21/17(e)	4,181,125
1,250,000	RBS Global, Inc./Rexnord LLC, Term Loan B, 3.50%, 04/01/18(e)	1,256,250
1,246,875	Savers, Inc, New Term Loan, 3.75%, 07/09/19(e)	1,248,954
4,000,000	Sequa Corp., Term Loan, 3.69%, 12/03/14(e)	3,987,000
986,546	U.S. TelePacific Corp., Term Loan, 4.50%, 02/23/17(e)	967,637
2,468,056	Univar, Inc., Term Loan B, 3.50%, 06/30/17(e)	2,442,004
3,136,877	US Foods, Inc., Extended Term Loan, 4.25%, 03/31/17(e)	3,086,884
1,653,869	US Foods, Inc., Term Loan, 2.50%, 07/03/14(e)	1,632,965
2,448,246	US Foods, Inc., Term Loan (2011), 4.25%, 05/06/17(e)	2,411,522
1,720,688	Valeant Pharmaceuticals International, Inc., Tranche B Term Loan, 3.75%, 02/13/19(e)	1,726,065
2,354,699	Visant Corp., Tranche B Term Loan, 4.00%, 12/22/16(e)	2,263,876

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount			Value

UNITED STATES (continued)
$2,992,500		WideOpenWest Finance LLC, Term Loan, 5.00%, 07/12/18(e)	$3,015,285
4,940,125		Zayo Group LLC, Term Loan B, 5.88%, 06/14/19(e)	4,964,826

Total Bank Loans (Cost $105,744,975)			106,841,526

CORPORATE BONDS — 28.0%
AUSTRALIA — 0.0%
1,000,000		FMG Resources, 7.00%, 11/01/15(f)	1,010,000
750,000		Nufarm Australia Ltd., 6.38%, 10/15/19(f)	768,750

			1,778,750

AUSTRIA — 0.1%
5,218,800	(g)	A-TEC Industries AG, Cnv., 2.75%, 05/10/14(b)(c)(h)	4,396,801
8,000,000	(g)	A-TEC Industries AG, Cnv., 8.75%, 10/27/14(b)(c)(h)	2,566,363

			6,963,164

BERMUDA — 0.2%
7,000,000	(i)	Celestial Nutrifoods Ltd., Cnv., 15.75%, 06/12/12(b)(c)(d)(h)(j)	1,147,729
6,000,000		Noble Group Ltd., Cnv., 3.23%, 06/13/14(j)	8,922,000
7,000,000		Seadrill Ltd., 5.63%, 09/15/17(f)	7,000,000

			17,069,729

CANADA — 0.8%
1,550,000		Bombardier, Inc., 7.75%, 03/15/20(f)	1,811,562
1,500,000		Cascades, Inc., 7.75%, 12/15/17	1,582,500
1,500,000		Cascades, Inc., 7.88%, 01/15/20	1,590,000
9,500,000		Detour Gold Corp., Cnv., 5.50%, 11/30/17(b)	10,212,500
4,750,000		Mood Media Corp, 9.25%, 10/15/20(f)	4,809,375
7,500,000		PetroBakken Energy Ltd., 8.63%, 02/01/20(f)	7,650,000
6,000,000		Petrominerales Ltd., Cnv., 3.25%, 06/12/17	5,006,280
1,750,000		Precision Drilling Corp., 6.63%, 11/15/20	1,872,500
3,250,000		Precision Drilling Corp., 6.50%, 12/15/21	3,436,875
3,910,000		Quebecor Media, Inc., 7.75%, 03/15/16	4,010,995

Principal Amount		Value

CANADA (continued)
$6,500,000	Quebecor Media, Inc., 5.75%, 01/15/23(f)	$6,630,000
3,750,000	Telesat Canada/Telesat LLC, 6.00%, 05/15/17(f)	3,909,375
1,000,000	Videotron Ltd., 5.00%, 07/15/22	1,035,000

		53,556,962

CAYMAN ISLANDS — 0.2%
3,700,000	Polarcus Ltd., Cnv., 2.88%, 04/27/16(b)	3,597,140
4,750,000	UPCB Finance V Ltd., 7.25%, 11/15/21(f)	5,225,000
2,950,000	UPCB Finance VI Ltd., 6.88%, 01/15/22(f)	3,156,500

		11,978,640

FRANCE — 0.2%
3,175,000	Cie Generale de Geophysique - Veritas, 6.50%, 06/01/21	3,349,625
2,225,000	Cie Generale de Geophysique- Veritas, 9.50%, 05/15/16	2,403,000
4,100,000	Cie Generale de Geophysique- Veritas, 7.75%, 05/15/17	4,243,500
2,336,250	Faurecia SA, Cnv., 4.50%, 01/01/15	3,156,107

		13,152,232

GERMANY — 0.0%
1,800,000	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.13%, 12/01/17(f)	1,944,000

HONG KONG — 0.0%
9,700,000	China Milk Products Group Ltd., Cnv., 12.86%, 01/05/12(b)(c)(d)(h)(j)	1,133,154

IRELAND — 0.1%
3,250,000	Ardagh Packaging Finance Plc, 9.13%, 10/15/20(f)	3,396,250
600,000	Ardagh Packaging Finance Plc/Ardagh MP Holdings USA, Inc., 7.38%, 10/15/17(f)	644,250
2,900,000	Ardagh Packaging Finance Plc/Ardagh MP Holdings USA, Inc., 9.13%, 10/15/20(f)	3,016,000
3,000,000	Smurfit Kappa Acquisitions, 4.88%, 09/15/18(f)	3,000,000

		10,056,500

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount			Value

LUXEMBOURG — 0.3%
$500,000		Holcim US Finance Sarl & Cie SCS, 6.00%, 12/30/19(f)	$560,454
2,025,000		Intelsat Jackson Holdings SA, 7.25%, 04/01/19	2,171,812
2,475,000		Intelsat Jackson Holdings SA, 7.25%, 10/15/20(f)	2,623,500
7,450,000		Intelsat Jackson Holdings SA, 7.50%, 04/01/21	7,990,125
5,100,000		Intelsat Luxembourg SA, 11.25%, 02/04/17	5,355,000
4,450,000		Intelsat Luxembourg SA, 11.50%, 02/04/17(k)	4,683,625

			23,384,516

NETHERLANDS — 0.3%
8,000,000	(g)	Celesio Finance BV, Cnv., 3.75%, 10/29/14	10,618,001
2,000,000		Lukoil International Finance BV, Cnv., 2.63%, 06/16/15	2,199,000
4,000,000	(g)	Portugal Telecom International Finance BV, Cnv., 4.13%, 08/28/14	5,179,386
4,165,000		Sensata Technologies BV, 6.50%, 05/15/19(f)	4,414,900

			22,411,287

PUERTO RICO — 0.1%
5,500,000		Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 09/15/18(f)	5,802,500

SINGAPORE — 0.0%
1,250,000	(g)	OSIM International Ltd., Cnv., 2.75%, 07/05/16(b)	1,045,253

SOUTH AFRICA — 0.3%
119,000,000	(g)	Steinhoff International Holdings Ltd., Cnv., 9.63%, 07/20/15	18,363,329

SOUTH KOREA — 0.1%
28,890,000	(g)	Export-Import Bank of Korea, 1.45%, 05/19/14(f)	4,358,523

SPAIN — 0.2%
9,600,000	(g)	Pescanova SA, 5.13%, 04/20/17(b)	11,945,251

SWITZERLAND — 0.0%
2,050,000		Dufry Finance SCA, 5.50%, 10/15/20(f)	2,085,875

UNITED KINGDOM — 0.4%
650,000		Inmarsat Finance Plc, 7.38%, 12/01/17(f)	700,375
7,600,000	(g)	TUI Travel Plc, Cnv., 4.90%, 04/27/17	12,203,268

Principal Amount		Value

UNITED KINGDOM (continued)
$2,350,000	Virgin Media Finance Plc, 8.38%, 10/15/19	$2,702,500
2,000,000	Virgin Media Finance Plc, 4.88%, 02/15/22	2,020,000
8,850,000	Virgin Media Finance Plc, 5.25%, 02/15/22	9,248,250

		26,874,393

UNITED STATES — 24.7%
5,000,000	Accuray, Inc., Cnv., 3.75%, 08/01/16	5,165,625
2,350,000	ADS Waste Holdings, Inc., 8.25%, 10/01/20(f)	2,432,250
8,505,000	Advanced Micro Devices, Inc., Cnv., 6.00%, 05/01/15	7,930,912
3,000,000	AES Corp. (The), 8.00%, 10/15/17	3,431,250
3,500,000	Air Medical Group Holdings, Inc., 9.25%, 11/01/18(f)	3,771,250
4,000,000	Alere, Inc., 7.88%, 02/01/16(b)	4,170,000
13,000,000	Alere, Inc., Cnv., 3.00%, 05/15/16(b)	12,268,750
1,500,000	Allbritton Communications Co., 8.00%, 05/15/18	1,627,500
7,500,000	Alliance Data Systems Corp., 6.38%, 04/01/20(f)	7,959,375
14,000,000	Alliant Techsystems, Inc., Cnv., 3.00%, 08/15/24(b)	14,525,000
2,250,000	Allison Transmission, Inc., 7.13%, 05/15/19(f)	2,393,437
1,900,000	Ally Financial, Inc., 6.75%, 12/01/14	2,047,250
4,250,000	Ally Financial, Inc., 4.63%, 06/26/15	4,415,219
1,350,000	Ally Financial, Inc., 5.50%, 02/15/17	1,428,535
3,000,000	Altra Holdings, Inc., Cnv., 2.75%, 03/01/31(b)	3,000,000
4,250,000	AMC Networks, Inc., 7.75%, 07/15/21	4,813,125
888,000	American Axle & Manufacturing Holdings, Inc., 9.25%, 01/15/17(f)	993,450
250,000	AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 05/20/20	268,750
5,250,000	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.00%, 05/20/22	5,702,812
2,750,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 08/20/19	2,887,500
6,500,000	Ameristar Casinos, Inc., 7.50%, 04/15/21	6,955,000

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount		Value

UNITED STATES (continued)
$1,750,000	Ameristar Casinos, Inc., 7.50%, 04/15/21(f)	$1,872,500
14,000,000	Annaly Capital Management, Inc., Cnv., REIT, 5.00%, 05/15/15	14,236,250
7,500,000	ARAMARK Corp., 8.50%, 02/01/15	7,621,950
5,500,000	ARAMARK Holdings Corp., 8.63%, 05/01/16(f)(k)	5,623,805
2,000,000	ArcelorMittal, Cnv., 5.00%, 05/15/14	2,028,750
6,000,000	Ares Capital Corp., Cnv., 5.13%, 06/01/16	6,318,750
1,350,000	Ashland, Inc., 4.75%, 08/15/22(f)	1,377,000
5,690,000	Ashtead Capital, Inc., 6.50%, 07/15/22(f)	6,002,950
1,000,000	Atwood Oceanics, Inc., 6.50%, 02/01/20	1,075,000
400,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 2.93%, 05/15/14(e)	399,500
1,994,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.75%, 05/15/16	2,048,855
750,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.63%, 03/15/18	835,312
4,950,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, 01/15/19	5,401,688
800,000	Basic Energy Services, Inc., 7.75%, 02/15/19	796,000
6,425,000	Belden, Inc., 6.50%, 10/01/20(f)	6,248,312
4,400,000	Belden, Inc., 5.50%, 09/01/22(f)	4,477,000
2,750,000	Belo Corp., 8.00%, 11/15/16	3,004,375
3,250,000	Bill Barrett Corp., 7.63%, 10/01/19	3,445,000
1,250,000	Bill Barrett Corp., 7.00%, 10/15/22	1,281,250
3,250,000	Biomet, Inc., 10.00%, 10/15/17	3,428,750
3,500,000	Biomet, Inc., 6.50%, 08/01/20(f)	3,613,750
1,250,000	Boise Paper Holdings LLC/Boise Co.-Issuer Co., 8.00%, 04/01/20	1,368,750
2,250,000	Boise Paper Holdings LLC/Boise Finance Co., 9.00%, 11/01/17	2,475,000

Principal Amount		Value

UNITED STATES (continued)
$3,550,000	Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., 8.38%, 02/15/18(f)	$3,629,875
3,200,000	Boyd Gaming Corp., 7.13%, 02/01/16	3,128,000
4,250,000	Boyd Gaming Corp., 9.13%, 12/01/18	4,388,125
250,000	Bresnan Broadband Holdings LLC, 8.00%, 12/15/18(f)	268,750
7,000,000	Bristow Group, Inc., Cnv., 3.00%, 06/15/38(b)	7,122,500
6,000,000	Brookdale Senior Living, Inc., Cnv., 2.75%, 06/15/18	6,671,250
1,500,000	Building Materials Corp. of America, 6.75%, 05/01/21(f)	1,635,000
1,700,000	Cablevision Systems Corp., 8.63%, 09/15/17	1,984,750
1,650,000	Cablevision Systems Corp., 7.75%, 04/15/18	1,833,562
2,550,000	Cablevision Systems Corp., 8.00%, 04/15/20	2,862,375
4,250,000	Cablevision Systems Corp., 5.88%, 09/15/22	4,218,125
10,000,000	Cadence Design Systems, Inc., Series B, Cnv., 1.50%, 12/15/13	9,937,500
4,250,000	Calpine Corp., 7.25%, 10/15/17(f)	4,505,000
2,600,000	Calpine Corp., 7.88%, 07/31/20(f)	2,847,000
5,150,000	Calpine Corp., 7.50%, 02/15/21(f)	5,600,625
4,125,000	Catalent Pharma Solutions, Inc., 7.88%, 10/15/18(f)	4,166,250
1,600,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	1,748,000
3,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.88%, 04/30/18	3,240,000
500,000	CCO Holdings LLC/CCO Holdings Capital Corp., 8.13%, 04/30/20	562,500
1,000,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.38%, 06/01/20	1,120,000
3,250,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 04/30/21	3,453,125
1,725,000	CCO Holdings LLC/CCO Holdings Capital Corp., 6.63%, 01/31/22	1,871,625
5,925,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 09/30/22	5,954,625

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount		Value

UNITED STATES (continued)
$1,300,000	CDW LLC/CDW Finance Corp., 8.00%, 12/15/18	$1,420,250
6,200,000	CDW LLC/CDW Finance Corp., 8.50%, 04/01/19	6,618,500
500,000	Cemex Finance LLC, 9.50%, 12/14/16(f)	530,625
1,000,000	Central Garden and Pet Co., 8.25%, 03/01/18	1,055,000
8,600,000	CenturyLink, Inc., 5.80%, 03/15/22	9,052,231
1,000,000	CenturyLink, Inc., Series S, 6.45%, 06/15/21	1,096,283
4,600,000	Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp., 6.38%, 09/15/20(f)	4,657,500
11,000,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 8.63%, 11/15/17(f)	11,770,000
250,000	Chaparral Energy, Inc., 8.25%, 09/01/21	273,125
2,000,000	Chaparral Energy, Inc., 7.63%, 11/15/22(f)	2,115,000
6,000,000	Charles River Laboratories International, Inc., Cnv., 2.25%, 06/15/13	6,078,750
3,550,000	Chesapeake Energy Corp., 6.78%, 03/15/19	3,558,875
1,500,000	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.63%, 11/15/19(f)	1,428,750
4,750,000	Choice Hotels International, Inc., 5.75%, 07/01/22	5,201,250
6,000,000	CHS/Community Health Systems, Inc., 5.13%, 08/15/18	6,225,000
19,000,000	Ciena Corp. Cnv., 0.88%, 06/15/17	15,960,000
1,000,000	Ciena Corp., Cnv., 4.00%, 03/15/15(f)	1,051,250
2,000,000	Ciena Corp., Cnv., 3.75%, 10/15/18(f)	2,023,750
4,750,000	Cimarex Energy Co., 5.88%, 05/01/22	5,070,625
2,000,000	Cincinnati Bell, Inc., 7.00%, 02/15/15	2,025,000
2,500,000	Cincinnati Bell, Inc., 8.25%, 10/15/17	2,675,000
950,000	Cincinnati Bell, Inc., 8.75%, 03/15/18	959,500
1,000,000	CIT Group, Inc., 5.25%, 04/01/14(f)	1,037,500
1,500,000	CIT Group, Inc., 5.00%, 05/15/17	1,580,700

Principal Amount		Value

UNITED STATES (continued)
$1,700,000	CIT Group, Inc., 4.25%, 08/15/17	$1,743,872
1,150,000	CIT Group, Inc., 5.25%, 03/15/18	1,221,875
6,400,000	CIT Group, Inc., 5.00%, 08/15/22	6,631,859
1,850,000	Clean Harbors, Inc., 5.25%, 08/01/20(f)	1,896,250
3,350,000	Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17	3,592,875
850,000	Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17	911,625
1,750,000	Clear Channel Worldwide Holdings, Inc., Series A, 7.63%, 03/15/20	1,649,375
550,000	Clear Channel Worldwide Holdings, Inc., Series B, 7.63%, 03/15/20	523,875
8,175,000	CommScope, Inc., 8.25%, 01/15/19(f)	8,808,562
3,500,000	Comtech Telecommunications Corp., Cnv., 3.00%, 05/01/29	3,585,312
2,900,000	Constellation Brands, Inc., 4.63%, 03/01/23	2,954,375
5,750,000	Continental Resources, Inc., 5.00%, 09/15/22(f)	6,066,250
1,000,000	Copano Energy LLC/Copano Energy Finance Corp., 7.75%, 06/01/18	1,050,000
6,250,000	Copano Energy LLC/Copano Energy Finance Corp., 7.13%, 04/01/21	6,578,125
1,500,000	Crown Castle International Corp., 7.13%, 11/01/19	1,646,250
8,500,000	Crown Castle International Corp., 5.25%, 01/15/23(f)	8,797,500
1,100,000	CSC Holdings, Inc., 7.63%, 07/15/18	1,273,250
500,000	CSC Holdings, Inc., 6.75%, 11/15/21(f)	556,250
8,500,000	CSG Systems International, Inc., Cnv., 3.00%, 03/01/17(f)	9,435,000
6,000,000	Cumulus Media Holdings, Inc., 7.75%, 05/01/19	5,865,000
1,000,000	Dana Holding Corp., 6.50%, 02/15/19	1,043,750
4,750,000	DaVita, Inc., 6.63%, 11/01/20	5,070,625
4,250,000	DaVita, Inc., 5.75%, 08/15/22	4,441,250

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount		Value

UNITED STATES (continued)
$3,897,000	Dean Foods Co., 7.00%, 06/01/16	$4,194,146
3,500,000	Del Monte Corp., 7.63%, 02/15/19	3,596,250
2,500,000	Delphi Corp., 6.13%, 05/15/21	2,762,500
1,000,000	Denbury Resources, Inc., 8.25%, 02/15/20	1,132,500
5,550,000	Digital River, Inc., Cnv., 2.00%, 11/01/30	5,314,125
1,150,000	DISH DBS Corp., 7.88%, 09/01/19	1,348,375
7,950,000	DISH DBS Corp., 6.75%, 06/01/21	8,854,313
5,400,000	DISH DBS Corp., 5.88%, 07/15/22	5,670,000
1,250,000	Dole Food Co., Inc., 8.00%, 10/01/16(f)	1,304,687
700,000	Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp., 8.38%, 06/01/19(f)	698,250
550,000	Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp., 8.38%, 06/01/19	548,625
2,000,000	Easton-Bell Sports, Inc., 9.75%, 12/01/16	2,155,020
500,000	Education Management LLC/Education Management Finance Corp., 8.75%, 06/01/14(b)	390,000
18,000,000	Electronic Arts, Inc., Cnv., 0.75%, 07/15/16	16,323,750
1,500,000	Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20	1,612,500
3,000,000	Endo Pharmaceuticals Holdings, Inc., 7.25%, 01/15/22	3,240,000
1,750,000	Equinix, Inc., 8.13%, 03/01/18	1,925,000
3,000,000	Equinix, Inc., 7.00%, 07/15/21	3,330,000
13,651,000	Exterran Energy Corp., Cnv., 4.75%, 01/15/14	13,744,851
4,500,000	Exterran Holdings, Inc., 7.25%, 12/01/18	4,747,500
1,500,000	Ferrellgas LP/Ferrellgas Finance Corp., 9.13%, 10/01/17	1,605,000
1,000,000	Ferrellgas LP/Ferrellgas Finance Corp., 6.50%, 05/01/21	965,000
2,250,000	Fidelity National Information Services, Inc., 5.00%, 03/15/22	2,295,000

Principal Amount		Value

UNITED STATES (continued)
$2,000,000	Forest City Enterprises, Inc., Cnv., 4.25%, 08/15/18	$2,087,500
3,875,000	Frac Tech Services LLC/Frac Tech Finance, Inc., 8.13%, 11/15/18(f)	4,049,375
2,652,000	Freescale Semiconductor, Inc., 10.13%, 03/15/18(f)	2,864,160
2,150,000	Fresenius Medical Care US Finance II, Inc., 5.63%, 07/31/19(f)	2,262,875
3,400,000	Fresenius Medical Care US Finance II, Inc., 5.88%, 01/31/22(f)	3,616,750
2,950,000	Fresenius Medical Care US Finance, Inc., 5.75%, 02/15/21(f)	3,119,625
2,150,000	Frontier Communications Corp., 7.88%, 04/15/15	2,402,625
3,500,000	Frontier Communications Corp., 8.25%, 04/15/17	4,033,750
1,100,000	Frontier Communications Corp., 7.13%, 03/15/19	1,182,500
2,750,000	Frontier Communications Corp., 8.50%, 04/15/20	3,176,250
4,750,000	Frontier Communications Corp., 7.13%, 01/15/23	5,058,750
5,250,000	FTI Consulting, Inc., 6.75%, 10/01/20	5,591,250
1,650,000	Gannett Co., Inc., 6.38%, 09/01/15	1,823,250
2,500,000	GCI, Inc., 6.75%, 06/01/21	2,500,000
6,400,000	GenCorp, Inc., Cnv., 4.06%, 12/31/39	7,660,000
1,650,000	General Cable Corp., 5.75%, 10/01/22(f)	1,678,875
14,500,000	General Cable Corp., Cnv., 0.88%, 11/15/13(b)	14,373,125
1,500,000	GenOn Americas Generation LLC, 8.50%, 10/01/21	1,635,000
1,250,000	GenOn Energy, Inc., 7.63%, 06/15/14	1,337,500
2,000,000	Geo Group, Inc. (The), 7.75%, 10/15/17	2,172,500
2,850,000	Geo Group, Inc. (The), 6.63%, 02/15/21	3,070,875
1,574,000	Georgia Gulf Corp., 9.00%, 01/15/17(f)	1,747,140
9,695,000	Goodrich Petroleum Corp., Cnv., 5.00%, 10/01/29	9,143,597
4,300,000	Goodyear Tire & Rubber Co. (The), 8.75%, 08/15/20	4,832,125
700,000	Goodyear Tire & Rubber Co. (The), 7.00%, 05/15/22	734,125

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount		Value

UNITED STATES (continued)
$600,000	Graphic Packaging International, Inc., 9.50%, 06/15/17	$655,500
1,285,000	Graphic Packaging International, Inc., 7.88%, 10/01/18	1,419,925
6,000,000	Gray Television, Inc., 10.50%, 06/29/15	6,483,600
3,750,000	Griffey Intermediate, Inc./Griffey Finance Sub LLC, 7.00%, 10/15/20(f)	3,806,250
2,750,000	Griffon Corp., 7.13%, 04/01/18	2,901,250
10,000,000	Griffon Corp., Cnv., 4.00%, 01/15/17(b)(f)	10,075,000
5,750,000	H&E Equipment Services, Inc., 7.00%, 09/01/22(f)	5,980,000
1,500,000	Hanesbrands, Inc., 8.00%, 12/15/16	1,655,640
4,500,000	Hanesbrands, Inc., 6.38%, 12/15/20	4,910,625
1,500,000	HCA Holdings, Inc., 7.75%, 05/15/21	1,616,250
370,000	HCA, Inc., 6.38%, 01/15/15	397,750
4,220,000	HCA, Inc., 6.50%, 02/15/16	4,615,625
2,810,000	HCA, Inc., 6.50%, 02/15/20	3,105,050
1,600,000	HCA, Inc., 7.50%, 02/15/22	1,788,000
2,050,000	HCA, Inc., 4.75%, 05/01/23	2,050,000
3,600,000	HCA, Inc., 5.88%, 05/01/23	3,636,000
4,000,000	HDTFS, Inc., 5.88%, 10/15/20(f)	4,040,000
4,500,000	HDTFS, Inc., 6.25%, 10/15/22(f)	4,561,875
3,869,000	Helix Energy Solutions Group, Inc., 9.50%, 01/15/16(f)	3,999,579
3,265,000	Hercules, Inc., Cnv., 6.50%, 06/30/29(b)	2,689,544
1,500,000	Hertz Corp. (The), 6.75%, 04/15/19	1,591,875
2,675,000	Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/01/20(f)	2,782,000
1,500,000	Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 03/01/20(f)	1,575,000
500,000	Hologic, Inc., 6.25%, 08/01/20(f)	530,000
10,000,000	Hologic, Inc., Cnv., STEP, 2.00%, 12/15/37	9,981,250

Principal Amount		Value

UNITED STATES (continued)
$17,000,000	Hologic, Inc., Cnv., STEP, 2.00%, 03/01/42	$16,734,375
3,000,000	Hornbeck Offshore Services, Inc., 8.00%, 09/01/17	3,210,000
6,150,000	Hornbeck Offshore Services, Inc., Cnv., STEP, 1.63%, 11/15/26	6,311,745
2,770,000	Horsehead Holding Corp., Cnv., 3.80%, 07/01/17(b)	2,555,325
2,500,000	Host Hotels & Resorts LP, 4.75%, 03/01/23	2,650,000
3,250,000	Hughes Satellite Systems Corp., 6.50%, 06/15/19	3,477,500
9,750,000	Hughes Satellite Systems Corp., 7.63%, 06/15/21	10,846,875
6,690,000	Huntsman International LLC, 5.50%, 06/30/16(f)	6,706,725
19,500,000	Iconix Brand Group, Inc., Cnv., 2.50%, 06/01/16(b)(f)	19,414,687
17,000,000	Illumina, Inc., Cnv., 0.25%, 03/15/16(f)	15,990,625
7,250,000	Infor US, Inc., 9.38%, 04/01/19(f)	8,011,250
2,500,000	Ingles Markets, Inc., 8.88%, 05/15/17	2,690,625
16,000,000	Integra Lifesciences Holdings Corp., 1.63%, 12/15/16(b)	16,080,000
1,850,000	Interactive Data Corp., 10.25%, 08/01/18	2,072,000
7,000,000	InterDigital, Inc., Cnv., 2.50%, 03/15/16	7,310,625
5,000,000	International Game Technology, 3.25%, 05/01/14	5,193,750
950,000	Iron Mountain, Inc., 8.00%, 06/15/20	1,005,813
9,400,000	Iron Mountain, Inc., 5.75%, 08/15/24	9,376,500
2,900,000	Isle of Capri Casinos, Inc., 7.75%, 03/15/19	3,106,625
3,600,000	Isle of Capri Casinos, Inc., 8.88%, 06/15/20(f)	3,789,000
5,500,000	Jarden Corp., 7.50%, 05/01/17	6,242,500
1,000,000	Jarden Corp., 7.50%, 01/15/20	1,095,000
5,000,000	Jarden Corp., Cnv., 1.88%, 09/15/18(f)	5,000,000
2,199,000	Jazz Technologies, Inc., 8.00%, 06/30/15	1,720,718
7,500,000	JMC Steel Group, 8.25%, 03/15/18(f)	7,612,500
3,000,000	Key Energy Services, Inc., 6.75%, 03/01/21	2,985,000

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount		Value

UNITED STATES (continued)
$19,000,000	L-3 Communications Holdings, Inc., Cnv., 3.00%, 08/01/35(b)	$19,047,500
11,000,000	Lam Research Corp., Cnv., 0.50%, 05/15/16	10,511,875
1,040,000	Lamar Media Corp., 6.63%, 08/15/15	1,050,400
3,250,000	Lamar Media Corp., 7.88%, 04/15/18	3,575,000
1,760,000	Lamar Media Corp., 5.88%, 02/01/22	1,865,600
3,500,000	Lamar Media Corp., 5.00%, 05/01/23(f)	3,500,000
6,165,000	Leap Wireless International, Inc., Cnv., 4.50%, 07/15/14	5,945,372
6,750,000	Level 3 Financing, Inc., 8.13%, 07/01/19	7,205,625
2,000,000	Level 3 Financing, Inc., 7.00%, 06/01/20(f)	2,035,000
2,250,000	Level 3 Financing, Inc., 8.63%, 07/15/20	2,452,500
4,000,000	Levi Strauss & Co., 7.63%, 05/15/20	4,370,000
3,500,000	Levi Strauss & Co., 6.88%, 05/01/22	3,635,625
17,000,000	Liberty Media LLC, Cnv., 4.00%, 11/15/29	10,965,000
33,500,000	Liberty Media LLC, Cnv., 3.75%, 02/15/30	20,937,500
3,000,000	LifePoint Hospitals, Inc., Cnv., 3.50%, 05/15/14	3,082,500
2,000,000	LIN Television Corp., 6.38%, 01/15/21(f)	2,025,000
10,000,000	Linear Technology Corp., Series A, Cnv., 3.00%, 05/01/27	10,375,000
2,100,000	Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 05/15/19	2,115,750
1,000,000	LINN Energy LLC/LINN Energy Finance Corp., 6.25%, 11/01/19(f)	1,000,000
3,900,000	LINN Energy LLC/LINN Energy Finance Corp., 7.75%, 02/01/21(f)	4,163,250
17,500,000	Live Nation Entertainment, Inc., Cnv., 2.88%, 07/15/27	17,303,125
1,600,000	Ltd. Brands, Inc., 6.90%, 07/15/17	1,838,000
150,000	Ltd. Brands, Inc., 5.63%, 02/15/22	161,813

Principal Amount		Value

UNITED STATES (continued)
$1,000,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/01/20	$1,090,000
1,500,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 06/15/22	1,623,750
150,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.50%, 02/15/23	157,500
6,500,000	Mead Products LLC/ACCO Brands Corp., 6.75%, 04/30/20(f)	6,638,125
2,400,000	MedAssets, Inc., 8.00%, 11/15/18	2,604,000
4,500,000	Mediacom Broadband LLC/Mediacom Broadband Corp., 6.38%, 04/01/23(f)	4,533,750
3,850,000	Mediacom LLC/Mediacom Capital Corp., 9.13%, 08/15/19	4,263,875
1,000,000	Mediacom LLC/Mediacom Capital Corp., 7.25%, 02/15/22	1,072,500
6,553,000	Medicis Pharmaceutical Corp., Cnv., 1.38%, 06/01/17	7,060,858
7,750,000	Mentor Graphics Corp., Cnv., 4.00%, 04/01/31	8,772,031
6,000,000	Meritor, Inc., Cnv., STEP, 4.63%, 03/01/26	5,197,500
12,000,000	Meritor, Inc., Cnv., STEP, 4.00%, 02/15/27	8,865,000
4,300,000	MGM Resorts International, 7.50%, 06/01/16	4,558,000
1,150,000	MGM Resorts International, 7.63%, 01/15/17	1,210,375
2,000,000	MGM Resorts International, 11.38%, 03/01/18	2,350,000
1,100,000	MGM Resorts International, 9.00%, 03/15/20(f)	1,226,500
2,500,000	MGM Resorts International, 6.75%, 10/01/20(f)	2,481,250
1,000,000	MGM Resorts International, 7.75%, 03/15/22	1,033,750
2,350,000	Michael Foods, Inc., 9.75%, 07/15/18	2,614,375
3,100,000	Michaels Stores, Inc., 11.38%, 11/01/16	3,235,625
1,750,000	Michaels Stores, Inc., 7.75%, 11/01/18(f)	1,879,063
1,000,000	Michaels Stores, Inc., 7.75%, 11/01/18	1,073,750

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount		Value

UNITED STATES (continued)
$235,000	Michaels Stores, Inc., STEP, 13.00%, 11/01/16	$245,183
11,000,000	Micron Technology, Inc., Cnv., 1.88%, 06/01/27	9,494,375
8,800,000	Morgans Hotel Group Co., Cnv., 2.38%, 10/15/14(b)	8,052,000
8,000,000	MPT Operating Partnership LP, REIT, Cnv., 9.25%, 04/01/13(b)(f)	9,405,680
3,250,000	MPT Operating Partnership LP/MPT Finance Corp., REIT, 6.88%, 05/01/21	3,510,000
3,600,000	MultiPlan, Inc., 9.88%, 09/01/18(f)	3,960,000
500,000	Mylan, Inc., 6.00%, 11/15/18(f)	532,500
10,000,000	Nash Finch Co., Cnv., STEP, 1.63%, 03/15/35(b)	4,600,000
5,000,000	NBTY, Inc., 9.00%, 10/01/18	5,600,000
5,000,000	NCR Corp., 5.00%, 07/15/22(f)	5,106,250
4,900,000	Needle Merger Sub Corp., 8.13%, 03/15/19(f)	4,930,625
1,000,000	Neiman Marcus Group, Inc. (The), 10.38%, 10/15/15	1,021,260
4,000,000	Newpark Resources, Inc., Cnv., 4.00%, 10/01/17	3,975,000
3,850,000	Nexstar Broadcasting, Inc., 6.88%, 11/15/20(f)	3,859,625
150,000	Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.88%, 04/15/17	163,500
750,000	Nextel Communications, Inc., Series C, 5.95%, 03/15/14	750,938
2,181,000	Nextel Communications, Inc., Series D, 7.38%, 08/01/15	2,183,726
1,500,000	Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18	1,687,500
6,250,000	Nielsen Finance LLC/Nielsen Finance Co., 4.50%, 10/01/20(f)	6,218,750
4,250,000	NRG Energy, Inc., 8.25%, 09/01/20	4,685,625
2,500,000	NRG Energy, Inc., 7.88%, 05/15/21	2,737,500
5,500,000	NRG Energy, Inc., 6.63%, 03/15/23(f)	5,665,000
6,000,000	Nuance Communications, Inc., 5.38%, 08/15/20(f)	6,120,000
14,085,000	NuVasive, Inc., Cnv., 2.75%, 07/01/17	11,893,022

Principal Amount		Value

UNITED STATES (continued)
$7,050,000	Nuveen Investments, Inc., 9.13%, 10/15/17(f)	$7,041,188
2,600,000	Oasis Petroleum, Inc., 7.25%, 02/01/19	2,782,000
500,000	Oasis Petroleum, Inc., 6.50%, 11/01/21	528,750
1,400,000	Oasis Petroleum, Inc., 6.88%, 01/15/23	1,484,000
1,500,000	Oil States International, Inc., 6.50%, 06/01/19	1,593,750
1,935,000	Omega Healthcare Investors, Inc., 6.75%, 10/15/22	2,109,150
11,000,000	Omnicare, Inc., Cnv., 3.25%, 12/15/35	10,855,625
19,500,000	Owens-Brockway Glass Container, Inc., Cnv., 3.00%, 06/01/15(f)	19,195,312
1,500,000	PAETEC Holding Corp., 8.88%, 06/30/17	1,616,250
1,500,000	PAETEC Holding Corp., 9.88%, 12/01/18	1,713,750
3,825,000	PC Merger Sub, Inc., 8.88%, 08/01/20(f)	4,064,063
1,000,000	Penn National Gaming, Inc., 8.75%, 08/15/19	1,117,500
3,000,000	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 8.25%, 04/15/18	3,116,250
3,000,000	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.38%, 06/01/20(f)	3,150,000
6,500,000	Penske Automotive Group, Inc., 5.75%, 10/01/22(f)	6,621,875
1,850,000	PH Glatfelter Co., 5.38%, 10/15/20(f)	1,875,438
4,000,000	Photronics, Inc., Cnv., 3.25%, 04/01/16(b)	3,857,500
2,250,000	Pinnacle Entertainment, Inc., 8.63%, 08/01/17	2,430,000
3,085,000	Pinnacle Entertainment, Inc., 8.75%, 05/15/20	3,370,363
1,000,000	Pinnacle Entertainment, Inc., 7.75%, 04/01/22	1,082,500
2,663,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 9.25%, 04/01/15	2,719,589
4,975,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 8.25%, 09/01/17	5,348,125
2,400,000	Plains Exploration & Production Co., 7.63%, 06/01/18	2,544,000

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount		Value

UNITED STATES (continued)
$1,000,000	Plains Exploration & Production Co., 6.13%, 06/15/19	$997,500
1,300,000	Plains Exploration & Production Co., 7.63%, 04/01/20	1,371,500
1,550,000	Plains Exploration & Production Co., 6.50%, 11/15/20	1,550,000
1,250,000	Plains Exploration & Production Co., 6.75%, 02/01/22	1,256,250
1,025,000	PolyOne Corp., 7.38%, 09/15/20	1,104,438
1,450,000	Prestige Brands, Inc., 8.25%, 04/01/18	1,593,188
750,000	Prestige Brands, Inc., 8.13%, 02/01/20	842,813
6,000,000	Prospect Capital Corp., Cnv., 5.50%, 08/15/16	6,131,250
7,000,000	Prospect Capital Corp., Cnv., 5.75%, 03/15/18(f)	7,144,375
5,000,000	QEP Resources, Inc., 5.38%, 10/01/22	5,250,000
2,000,000	QEP Resources, Inc., 5.25%, 05/01/23	2,085,000
1,000,000	Qwest Capital Funding, Inc., 6.50%, 11/15/18(b)	1,149,157
350,000	Qwest Communications International, Inc., 7.13%, 04/01/18(f)	369,694
550,000	Qwest Corp., 6.75%, 12/01/21	657,815
1,750,000	RBS Global, Inc./Rexnord LLC, 8.50%, 05/01/18	1,920,625
4,000,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.50%, 07/15/21	4,340,000
3,850,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.50%, 04/15/23	4,004,000
2,225,000	Rent-A-Center, Inc., 6.63%, 11/15/20	2,405,781
5,850,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, 8.50%, 05/15/18	5,820,750
1,750,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, 9.00%, 04/15/19	1,771,875
1,400,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, 9.88%, 08/15/19	1,466,500

Principal Amount		Value

UNITED STATES (continued)
$5,550,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, 5.75%, 10/15/20(f)	$5,605,500
2,800,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, 8.25%, 02/15/21	2,751,000
7,500,000	Rockwood Specialties Group, Inc., 4.63%, 10/15/20	7,725,000
7,000,000	Rovi Corp., Cnv., 2.63%, 02/15/40	6,934,375
2,400,000	RR Donnelley & Sons Co., 7.25%, 05/15/18	2,385,000
4,100,000	RR Donnelley & Sons Co., 7.63%, 06/15/20	4,038,500
2,500,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.25%, 02/01/21	2,762,500
11,000,000	Salix Pharmaceuticals, Inc., Cnv., 1.50%, 03/15/19(f)	10,463,750
1,500,000	Sally Holdings LLC/Sally Capital, Inc., 6.88%, 11/15/19	1,663,125
2,250,000	Sally Holdings LLC/Sally Capital, Inc., 5.75%, 06/01/22	2,404,687
500,000	Sanmina-SCI Corp., 7.00%, 05/15/19(f)	490,000
31,785,000	Savient Pharmaceuticals, Inc., STEP, 3.00%, 05/09/19(b)(d)(f)	18,276,375
1,270,000	SBA Communications Corp., 5.63%, 10/01/19(f)	1,290,637
5,100,000	SBA Telecommunications, Inc., 5.75%, 07/15/20(f)	5,304,000
2,100,000	Scientific Games International, Inc., 9.25%, 06/15/19	2,336,250
3,000,000	Scientific Games International, Inc., 6.25%, 09/01/20(f)	3,048,750
500,000	SEACOR Holdings, Inc., 7.38%, 10/01/19	542,919
1,813,000	Sequa Corp., 11.75%, 12/01/15(f)	1,874,189
6,500,000	ServiceMaster Co., 7.00%, 08/15/20(f)	6,565,000
4,250,000	SESI LLC, 7.13%, 12/15/21	4,738,750
12,000,000	ShengdaTech, Inc., Cnv., 6.50%, 12/15/15(b)(c)(d)(f)(h)	5,400,000
2,800,000	Sinclair Television Group, Inc., 6.13%, 10/01/22(f)	2,891,000
750,000	Sirius XM Radio, Inc., 8.75%, 04/01/15(f)	851,250

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount		Value

UNITED STATES (continued)
$6,250,000	Sirius XM Radio, Inc., 5.25%, 08/15/22(f)	$6,250,000
1,000,000	Spectrum Brands, Inc., 9.50%, 06/15/18(f)	1,122,500
4,000,000	Spectrum Brands, Inc., 6.75%, 03/15/20(f)	4,085,000
1,250,000	Speedway Motorsports, Inc., 8.75%, 06/01/16	1,346,875
500,000	Sprint Nextel Corp., 6.00%, 12/01/16	537,500
3,000,000	Sprint Nextel Corp., 7.00%, 03/01/20(f)	3,480,000
3,300,000	Sprint Nextel Corp., 7.00%, 08/15/20	3,621,750
7,500,000	Starz LLC/Starz Finance Corp., 5.00%, 09/15/19(f)	7,668,750
675,000	Stater Brothers Holdings, Inc., 7.38%, 11/15/18	726,469
18,700,000	Stewart Enterprises, Inc., Cnv., 3.13%, 07/15/14	19,062,312
3,293,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.50%, 10/01/18(f)	3,539,975
3,324,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.38%, 08/01/21(f)	3,556,680
8,150,000	SunGard Data Systems, Inc., 10.25%, 08/15/15	8,337,450
2,100,000	SunGard Data Systems, Inc., 7.38%, 11/15/18	2,260,125
6,775,000	SunGard Data Systems, Inc., 6.63%, 11/01/19(f)	6,834,281
4,750,000	SunGard Data Systems, Inc., 7.63%, 11/15/20	5,159,688
4,820,000	Susser Holdings LLC/Susser Finance Corp., 8.50%, 05/15/16	5,181,500
8,000,000	TeleCommunication Systems, Inc., Cnv., 4.50%, 11/01/14(b)(f)	6,960,000
600,000	Tenet Healthcare Corp., 9.25%, 02/01/15	676,500
4,000,000	Tenet Healthcare Corp., 6.25%, 11/01/18(f)	4,330,000
250,000	Tenet Healthcare Corp., 4.75%, 06/01/20(f)	247,812
7,400,000	Tenet Healthcare Corp., 8.00%, 08/01/20	7,788,500
3,250,000	Terex Corp., 8.00%, 11/15/17	3,392,187
6,391,000	THQ, Inc., Cnv., 5.00%, 08/15/14	3,323,320

Principal Amount		Value

UNITED STATES (continued)
$3,000,000	Titan Machinery, Inc., Cnv., 3.75%, 05/01/19(f)	$2,761,875
11,575,000	Tower Group, Inc., Cnv., 5.00%, 09/15/14(b)	11,828,203
3,100,000	Toys R US Property Co. I LLC, 10.75%, 07/15/17	3,351,875
2,900,000	Toys R US Property Co. II LLC, 8.50%, 12/01/17	3,113,875
1,400,000	TransDigm, Inc., 7.75%, 12/15/18	1,543,500
1,600,000	TransDigm, Inc., 5.50%, 10/15/20(f)	1,620,000
2,000,000	TransUnion Holding Co., Inc., 8.13%, 06/15/18(f)(k)	2,010,000
5,000,000	TransUnion Holding Co., Inc., 9.63%, 06/15/18	5,287,500
1,750,000	TransUnion LLC/TransUnion Financing Corp., 11.38%, 06/15/18	2,030,000
5,000,000	Trinity Industries, Inc., Cnv., 3.88%, 06/01/36	5,303,125
4,400,000	Tronox Finance LLC, 6.38%, 08/15/20(f)	4,389,000
2,000,000	TRW Automotive, Inc., 7.25%, 03/15/17(f)	2,277,500
6,000,000	TTM Technologies, Inc., Cnv., 3.25%, 05/15/15	6,041,250
1,500,000	TW Telecom Holdings, Inc., 8.00%, 03/01/18	1,650,000
250,000	TW Telecom Holdings, Inc., 5.38%, 10/01/22(f)	256,875
1,925,000	Unit Corp., 6.63%, 05/15/21	1,963,500
1,000,000	Unit Corp., 6.63%, 05/15/21(f)	1,020,000
750,000	United Rentals North America, Inc., 9.25%, 12/15/19	851,250
16,000,000	United States Steel Corp., Cnv., 4.00%, 05/15/14	16,330,000
3,000,000	Universal Health Services, Inc., 7.00%, 10/01/18	3,225,000
4,000,000	Universal Hospital Services, Inc., 7.63%, 08/15/20(f)	4,150,000
2,850,000	UR Financing Escrow Corp., 7.38%, 05/15/20(f)	3,085,125
5,750,000	UR Financing Escrow Corp., 7.63%, 04/15/22(f)	6,296,250
4,250,000	US Foodservice, 8.50%, 06/30/19(f)	4,451,875
2,000,000	Vail Resorts, Inc., 6.50%, 05/01/19	2,170,000
300,000	Valeant Pharmaceuticals International, Inc., 6.50%, 07/15/16(f)	315,750

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount			Value

UNITED STATES (continued)
$3,700,000		Valeant Pharmaceuticals International, Inc., 6.75%, 10/01/17(f)	$3,968,250
2,300,000		Valeant Pharmaceuticals International, Inc., 6.88%, 12/01/18(f)	2,452,375
2,000,000		Valeant Pharmaceuticals International, Inc., 6.38%, 10/15/20(f)	2,105,000
5,475,000		Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.00%, 02/01/18	5,694,000
1,000,000		Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 02/01/19	1,037,500
25,000		Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 02/01/19(f)	25,938
40,000		Vanguard Health Systems, Inc., 9.30%, 02/01/16(j)	28,000
5,000,000		Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 04/01/20	5,100,000
3,625,000		ViaSat, Inc., 6.88%, 06/15/20(f)	3,788,125
2,375,000		ViaSat, Inc., 6.88%, 06/15/20	2,481,875
2,450,000		VPI Escrow Corp., 6.38%, 10/15/20(f)	2,578,625
5,000,000		WebMD Health Corp., Cnv., 2.25%, 03/31/16	4,650,000
9,000,000		WebMD Health Corp., Cnv., 2.50%, 01/31/18(b)	7,616,250
4,875,000		West Corp., 11.00%, 10/15/16	5,094,375
1,650,000		West Corp., 8.63%, 10/01/18	1,720,125
4,825,000		West Corp., 7.88%, 01/15/19	4,921,500
1,200,000		Windstream Corp., 7.88%, 11/01/17	1,336,500
1,000,000		Windstream Corp., 8.13%, 09/01/18	1,082,500
2,050,000		Windstream Corp., 7.00%, 03/15/19	2,098,687
5,500,000		Windstream Corp., 7.75%, 10/15/20	5,926,250
1,000,000		Windstream Corp., 7.50%, 06/01/22(f)	1,060,000
7,750,000		XM Satellite Radio, Inc., 7.63%, 11/01/18(f)	8,563,750
3,000,000		XPO Logistics, Inc., Cnv., 4.50%, 10/01/17(b)	3,213,750
120,000		Yankee Candle Co., Inc., Series B, 8.50%, 02/15/15	121,050

Principal Amount			Value

UNITED STATES (continued)
$2,000,000		Zayo Group LLC/Zayo Capital, Inc., 8.13%, 01/01/20	$2,190,000

			1,731,231,927

Total Corporate Bonds (Cost $1,936,930,454)			1,965,135,985

GOVERNMENT BONDS — 12.8%
AUSTRALIA — 0.3%
7,390,000	(g)	New South Wales Treasury Corp., 5.50%, 08/01/13	7,823,884
685,000	(g)	Queensland Treasury Corp., 6.00%, 08/14/13	728,865
5,190,000	(g)	Queensland Treasury Corp., 6.00%, 08/21/13	5,523,238
6,823,000	(g)	Western Australia Treasury Corp., 8.00%, 06/15/13	7,306,936

			21,382,923

BRAZIL — 0.2%
9,490,000	(g)	Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/15	11,454,265
2,400,000	(g)	Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/45	3,593,815
3,900,000	(g)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/17	2,080,990

			17,129,070

HUNGARY — 0.5%
67,600,000	(g)	Hungary Government Bond, 6.75%, 02/12/13	308,891
54,500,000	(g)	Hungary Government Bond, 7.50%, 10/24/13	252,686
133,100,000	(g)	Hungary Government Bond, 5.50%, 02/12/14	605,301
402,550,000	(g)	Hungary Government Bond, 6.75%, 08/22/14	1,863,972
61,000,000	(g)	Hungary Government Bond, 8.00%, 02/12/15	289,804
108,050,000	(g)	Hungary Government Bond, 7.75%, 08/24/15	511,652
96,000,000	(g)	Hungary Government Bond, 5.50%, 02/12/16	428,489
85,800,000	(g)	Hungary Government Bond, 6.75%, 02/24/17	396,206
405,040,000	(g)	Hungary Government Bond, 6.75%, 11/24/17	1,873,445
84,800,000	(g)	Hungary Government Bond, 6.50%, 06/24/19	384,103

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount			Value

HUNGARY (continued)
$6,200,000	(g)	Hungary Government Bond, 7.50%, 11/12/20	$29,519
54,700,000	(g)	Hungary Government Bond, 7.00%, 06/24/22	250,904
520,000	(g)	Hungary Government International Bond, 4.38%, 07/04/17	655,601
1,705,000	(g)	Hungary Government International Bond, 5.75%, 06/11/18	2,270,564
5,100,000	(g)	Hungary Government International Bond, 6.00%, 01/11/19	6,862,776
2,920,000		Hungary Government International Bond, 6.25%, 01/29/20	3,234,776
10,537,000	(g)	Hungary Government International Bond, 3.88%, 02/24/20	12,585,345
3,930,000		Hungary Government International Bond, 6.38%, 03/29/21	4,377,234
36,470,000	(g)	Hungary Treasury Bills, 6.29%, 01/23/13(j)	164,579
32,600,000	(g)	Hungary Treasury Bills, 6.38%, 05/29/13(j)	144,135
142,400,000	(g)	Hungary Treasury Bills, 6.31%, 09/18/13(j)	617,968

			38,107,950

ICELAND — 0.0%
1,830,000		Iceland Government International Bond, 5.88%, 05/11/22(f)	1,994,975

INDONESIA — 0.5%
23,560,000,000	(g)	Indonesia Treasury Bond, 9.00%, 09/15/13	2,537,870
3,590,000,000	(g)	Indonesia Treasury Bond, 9.00%, 09/15/18	438,262
33,800,000,000	(g)	Indonesia Treasury Bond, 12.80%, 06/15/21	5,205,703
33,160,000,000	(g)	Indonesia Treasury Bond, 12.90%, 06/15/22	5,204,580
1,590,000,000	(g)	Indonesia Treasury Bond, 10.25%, 07/15/22	218,431
137,380,000,000	(g)	Indonesia Treasury Bond, 9.50%, 07/15/23	18,276,375
25,525,000,000	(g)	Indonesia Treasury Bond, 10.00%, 02/15/28	3,605,703

			35,486,924

IRELAND — 1.3%
475,000	(g)	Ireland Government Bond, 4.60%, 04/18/16	653,276

Principal Amount			Value

IRELAND (continued)
$7,620,000	(g)	Ireland Government Bond, 5.50%, 10/18/17	$10,777,354
542,000	(g)	Ireland Government Bond, 4.50%, 10/18/18	717,880
820,000	(g)	Ireland Government Bond, 4.40%, 06/18/19	1,056,991
1,874,000	(g)	Ireland Government Bond, 5.90%, 10/18/19	2,620,957
3,108,000	(g)	Ireland Government Bond, 4.50%, 04/18/20	3,986,516
32,580,000	(g)	Ireland Government Bond, 5.00%, 10/18/20	42,824,593
19,763,000	(g)	Ireland Government Bond, 5.40%, 03/13/25	26,109,948

			88,747,515

ISRAEL — 0.2%
29,256,000	(g)	Israel Government Bond, 5.00%, 03/31/13	7,849,511
25,646,000	(g)	Israel Government Bond, 3.50%, 09/30/13	6,715,182

			14,564,693

LITHUANIA — 0.2%
3,580,000		Lithuania Government International Bond, 6.75%, 01/15/15(f)	3,929,408
2,890,000		Lithuania Government International Bond, 7.38%, 02/11/20(f)	3,670,300
2,460,000		Lithuania Government International Bond, 6.13%, 03/09/21(f)	2,958,150

			10,557,858

MALAYSIA — 1.8%
530,000	(g)	Bank Negara Malaysia Monetary Notes, 2.84%, 11/01/12(j)	173,999
185,000	(g)	Bank Negara Malaysia Monetary Notes, 3.05%, 11/22/12(j)	60,649
1,280,000	(g)	Bank Negara Malaysia Monetary Notes, 3.00%, 12/04/12(j)	419,200
235,000	(g)	Bank Negara Malaysia Monetary Notes, 3.03%, 12/11/12(j)	76,917
56,543,000	(g)	Bank Negara Malaysia Monetary Notes, 2.86%, 12/20/12(j)	18,492,902
3,912,000	(g)	Bank Negara Malaysia Monetary Notes, 2.85%, 01/10/13(j)	1,277,299

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount			Value

MALAYSIA (continued)
$3,860,000	(g)	Bank Negara Malaysia Monetary Notes, 2.90%, 01/15/13(j)	$1,259,789
3,440,000	(g)	Bank Negara Malaysia Monetary Notes, 2.82%, 01/17/13(j)	1,122,524
170,000	(g)	Bank Negara Malaysia Monetary Notes, 2.84%, 02/19/13(j)	55,324
100,000	(g)	Bank Negara Malaysia Monetary Notes, 2.85%, 02/26/13(j)	32,524
50,000	(g)	Bank Negara Malaysia Monetary Notes, 2.86%, 03/07/13(j)	16,247
590,000	(g)	Bank Negara Malaysia Monetary Notes, 2.98%, 03/12/13(j)	191,635
230,000	(g)	Bank Negara Malaysia Monetary Notes, 2.85%, 03/14/13(j)	74,699
6,560,000	(g)	Bank Negara Malaysia Monetary Notes, 2.88%, 05/02/13(j)	2,121,826
4,610,000	(g)	Bank Negara Malaysia Monetary Notes, 2.85%, 05/23/13(j)	1,488,491
265,000	(g)	Bank Negara Malaysia Monetary Notes, 3.01%, 05/28/13(j)	85,534
8,020,000	(g)	Bank Negara Malaysia Monetary Notes, 2.85%, 06/11/13(j)	2,585,660
11,875,000	(g)	Bank Negara Malaysia Monetary Notes, 2.92%, 06/18/13(j)	3,826,307
9,880,000	(g)	Bank Negara Malaysia Monetary Notes, 2.87%, 06/20/13(j)	3,182,966
905,000	(g)	Bank Negara Malaysia Monetary Notes, 2.86%, 07/11/13(j)	291,054
240,000	(g)	Bank Negara Malaysia Monetary Notes, 2.85%, 07/25/13(j)	77,097
910,000	(g)	Bank Negara Malaysia Monetary Notes, 2.85%, 08/06/13(j)	293,409
1,120,000	(g)	Bank Negara Malaysia Monetary Notes, 2.85%, 08/15/13(j)	359,198
490,000	(g)	Bank Negara Malaysia Monetary Notes, 2.85%, 08/27/13(j)	157,032

Principal Amount			Value

MALAYSIA (continued)
$50,000	(g)	Bank Negara Malaysia Monetary Notes, 2.88%, 09/26/13(j)	$15,982
30,000	(g)	Bank Negara Malaysia Monetary Notes, 2.88%, 10/10/13(j)	9,578
30,000	(g)	Bank Negara Malaysia Monetary Notes, 2.88%, 10/22/13(j)	9,572
11,811,000	(g)	Malaysia Government Bond, 3.70%, 02/25/13	3,885,222
945,000	(g)	Malaysia Government Bond, 3.70%, 05/15/13	311,313
66,785,000	(g)	Malaysia Government Bond, 3.21%, 05/31/13	21,945,494
42,680,000	(g)	Malaysia Government Bond, 3.46%, 07/31/13	14,053,896
10,000	(g)	Malaysia Government Bond, 8.00%, 10/30/13	3,442
80,190,000	(g)	Malaysia Government Bond, 5.09%, 04/30/14	27,109,406
38,700,000	(g)	Malaysia Government Bond, 3.43%, 08/15/14	12,789,994
13,820,000	(g)	Malaysia Government Bond, 3.81%, 02/15/17	4,651,950
530,000	(g)	Malaysia Treasury Bill, 2.90%, 01/25/13(j)	172,830
590,000	(g)	Malaysia Treasury Bill, 2.85%, 03/22/13(j)	191,474
490,000	(g)	Malaysia Treasury Bill, 2.88%, 05/03/13(j)	158,477
260,000	(g)	Malaysia Treasury Bill, 2.86%, 05/31/13(j)	83,894

			123,114,806

MEXICO — 1.1%
36,430,000	(g)	Mexican Bonos, 9.00%, 12/20/12	2,797,103
345,911,000	(g)	Mexican Bonos, 9.00%, 06/20/13	27,105,247
264,350,000	(g)	Mexican Bonos, 8.00%, 12/19/13	20,894,088
1,452,000	(g)	Mexican Bonos, 7.00%, 06/19/14	114,465
195,640,000	(g)	Mexican Bonos, 9.50%, 12/18/14	16,293,133
20,000,000	(g)	Mexican Bonos, 8.00%, 12/17/15	1,655,625
36,000,000	(g)	Mexican Bonos, 7.25%, 12/15/16	2,965,758
23,900,000	(g)	Mexican Bonos, 7.75%, 12/14/17	2,035,809
1,059,200	(g)	Mexican Udibonos, 4.50%, 12/18/14	422,831

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount			Value

MEXICO (continued)
$2,720,000	(g)	Mexican Udibonos, 5.00%, 06/16/16	$1,151,105
2,712,000	(g)	Mexican Udibonos, 3.50%, 12/14/17	1,128,449
1,851,000	(g)	Mexican Udibonos, 4.00%, 06/13/19	804,477
1,465,000	(g)	Mexican Udibonos, 2.50%, 12/10/20	586,841

			77,954,931

NORWAY — 0.1%
18,560,000	(g)	Norway Treasury Bill, 1.50%, 03/20/13(j)	3,235,335

PHILIPPINES — 0.2%
70,000,000	(g)	Philippine Government Bond, 8.75%, 03/03/13	1,745,778
312,450,000	(g)	Philippine Government Bond, 9.13%, 09/04/16	8,937,246
150,000,000	(g)	Philippine Treasury Bill, 1.49%, 03/20/13(j)	3,636,481
70,000,000	(g)	Philippine Treasury Bill, 1.61%, 05/15/13(j)	1,692,489

			16,011,994

POLAND — 1.5%
16,773,000	(g)	Poland Government Bond, 4.79%, 01/25/13(j)	5,204,771
17,425,000	(g)	Poland Government Bond, 5.25%, 04/25/13	5,485,138
14,329,000	(g)	Poland Government Bond, 4.58%, 07/25/13(j)	4,363,351
112,110,000	(g)	Poland Government Bond, 5.00%, 10/24/13	35,473,203
9,225,000	(g)	Poland Government Bond, 4.45%, 01/25/14(j)	2,759,424
90,140,000	(g)	Poland Government Bond, 5.75%, 04/25/14	28,973,319
4,080,000	(g)	Poland Government Bond, 4.00%, 07/25/14(j)	1,197,298
3,760,000	(g)	Poland Government Bond, 5.50%, 04/25/15	1,221,516
31,445,000	(g)	Poland Government Bond, 6.25%, 10/24/15	10,479,533
24,800,000	(g)	Poland Government Bond, 5.75%, 09/23/22	8,508,117

			103,665,670

RUSSIA — 0.2%
8,885,375		Russian Foreign Bond - Eurobond, STEP, 7.50%, 03/31/30(f)	11,251,550

SERBIA — 0.1%
3,280,000		Republic of Serbia, 7.25%, 09/28/21(f)	3,493,200

Principal Amount			Value

SINGAPORE — 0.7%
$17,100,000	(g)	Singapore Government Bond, 1.63%, 04/01/13	$14,097,435
32,505,000	(g)	Singapore Government Bond, 2.25%, 07/01/13	26,998,017
12,500,000	(g)	Singapore Government Bond, 0.25%, 02/01/14	10,243,800

			51,339,252

SLOVENIA — 0.0%
2,660,000		Slovenia Government International Bond, 5.50%, 10/26/22(f)	2,689,260

SOUTH KOREA — 2.2%
105,000		Export-Import Bank of Korea, 5.25%, 02/10/14(f)	110,214
105,000		Export-Import Bank of Korea, 5.13%, 03/16/15(f)	114,228
105,000	(l)	Export-Import Bank of Korea, 4.63%, 02/20/17	150,702
780,540,000	(g)	Korea Monetary Stabilization Bond, 3.26%, 12/18/12(j)	716,069
312,210,000	(g)	Korea Monetary Stabilization Bond, 3.83%, 04/02/13	287,520
3,122,000,000	(g)	Korea Monetary Stabilization Bond, 3.38%, 05/09/13	2,871,748
499,540,000	(g)	Korea Monetary Stabilization Bond, 3.76%, 06/02/13	460,630
2,141,060,000	(g)	Korea Monetary Stabilization Bond, 3.28%, 06/09/13	1,969,006
3,194,650,000	(g)	Korea Monetary Stabilization Bond, 3.90%, 08/02/13	2,953,692
874,200,000	(g)	Korea Monetary Stabilization Bond, 3.59%, 10/02/13	807,466
1,498,640,000	(g)	Korea Monetary Stabilization Bond, 3.48%, 12/02/13	1,384,412
31,436,630,000	(g)	Korea Monetary Stabilization Bond, 3.47%, 02/02/14	29,066,084
3,028,500,000	(g)	Korea Monetary Stabilization Bond, 3.59%, 04/02/14	2,807,675
3,590,530,000	(g)	Korea Monetary Stabilization Bond, 3.28%, 06/02/14	3,316,697
9,100,000,000	(g)	Korea Monetary Stabilization Bond, 2.82%, 08/02/14	8,350,030

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount			Value

SOUTH KOREA (continued)
$18,199,000,000	(g)	Korea Treasury Bond, 4.25%, 12/10/12	$16,710,907
6,583,440,000	(g)	Korea Treasury Bond, 5.25%, 03/10/13	6,088,529
41,642,820,000	(g)	Korea Treasury Bond, 3.75%, 06/10/13	38,410,251
41,966,450,000	(g)	Korea Treasury Bond, 3.00%, 12/10/13	38,573,963
250,000		Republic of Korea, 5.63%, 11/03/25	328,535

			155,478,358

SRI LANKA — 0.1%
13,560,000	(g)	Sri Lanka Government Bonds, Series A, 6.50%, 07/15/15	89,586
264,000,000	(g)	Sri Lanka Government Bonds, Series A, 11.00%, 08/01/15	1,944,170
385,000,000	(g)	Sri Lanka Government Bonds, Series B, 11.00%, 09/01/15	2,832,955

			4,866,711

SWEDEN — 1.0%
79,720,000	(g)	Kommuninvest I Sverige AB, 2.25%, 05/05/14	12,199,255
141,725,000	(g)	Sweden Government Bond, 1.50%, 08/30/13	21,523,807
150,080,000	(g)	Sweden Government Bond, 6.75%, 05/05/14	24,630,868
25,820,000	(g)	Sweden Treasury Bill, 0.89%, 12/19/12(j)	3,887,033
61,270,000	(g)	Sweden Treasury Bill, 0.83%, 03/20/13(j)	9,201,919

			71,442,882

UKRAINE — 0.5%
200,000		Financing of Infrastrucural Projects State Enterprise, 7.40%, 04/20/18(f)	180,046
100,000		Ukraine Government International Bond, 7.65%, 06/11/13(f)	100,650
100,000	(g)	Ukraine Government International Bond, 4.95%, 10/13/15(f)	122,161
200,000		Ukraine Government International Bond, 6.25%, 06/17/16(f)	197,364
4,230,000		Ukraine Government International Bond, 9.25%, 07/24/17(f)	4,613,111

Principal Amount			Value

UKRAINE (continued)
$3,250,000		Ukraine Government International Bond, 6.75%, 11/14/17(f)	$3,215,550
11,500,000		Ukraine Government International Bond, 7.75%, 09/23/20(f)	12,001,630
14,270,000		Ukraine Government International Bond, 7.95%, 02/23/21(f)	15,111,074

			35,541,586

VENEZUELA — 0.0%
2,080,000		Venezuela Government International Bond, 10.75%, 09/19/13	2,132,000

VIETNAM — 0.1%
1,625,000		Vietnam Government International Bond, 6.88%, 01/15/16(f)	1,795,625
2,490,000		Vietnam Government International Bond, 6.75%, 01/29/20(f)	2,907,075

			4,702,700

Total Government Bonds (Cost $850,451,107)			894,892,143

ASSET-BACKED SECURITIES — 1.5%
UNITED STATES — 1.5%
5,260,020		Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 22A1, 0.56%, 03/25/36(e)	1,585,696
5,260,020		Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 22A3, 0.56%, 03/25/36(e)	1,585,696
26,859,200		Bear Stearns Asset-Backed Securities Trust, Series 2006-AQ1, Class 2A2, 0.41%, 10/25/36(e)	8,368,190
11,754,281		Bear Stearns Asset-Backed Securities Trust, Series 2007-AC4, Class A1, 0.51%, 02/25/37(e)	5,799,756
5,863,740		Conseco Financial Corp., Series 1999-5, Class A5, 7.86%, 03/01/30(e)	5,295,694
18,199,978		Countrywide Asset-Backed Certificates, Series 2005-IM3, Class A3, 0.46%, 03/25/36(e)	9,793,901
3,639,492		Countrywide Asset-Backed Certificates, Series 2006-11, Class 3AV2, 0.37%, 09/25/46(e)	2,430,244
5,281,465		Countrywide Asset-Backed Certificates, Series 2006-7, Class 2A3, 0.36%, 04/25/46(e)	4,586,638

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

UNITED STATES (continued)
$8,641,563	First Franklin Mortgage Loan Trust Asset Backed Certificates, Series 2007-FF2, Class A2C, 0.36%, 03/25/37(e)	$4,174,148
6,000,000	GSAA Trust, Series 2005-11, Class 3A5, 0.58%, 10/25/35(e)	3,976,438
1,161,854	GSAA Trust, Series 2006-7, Class AF2, 5.99%, 03/25/46(e)	939,884
36,390,000	Indymac Residential Asset Backed Trust, Series 2007-B, Class 2A3, 0.41%, 07/25/37(e)	16,249,882
2,145,000	Morgan Stanley ABS Capital I, Series 2006-HE4, Class A4, 0.45%, 06/25/36(e)	1,016,092
5,000,000	Morgan Stanley ABS Capital I, Series 2007-HE1, Class A2D, 0.44%, 11/25/36(e)	2,289,014
12,320,000	Morgan Stanley ABS Capital I, Series 2007-NC3, Class A2B, 0.35%, 05/25/37(e)	5,883,188
3,284,327	Oakwood Mortgage Investors, Inc., Series 2002-B, Class A4, 7.09%, 06/15/32(e)	3,365,900
5,000,000	Renaissance Home Equity Loan Trust, Series 2007-3, Class AF3, STEP, 7.24%, 09/25/37	2,419,665
12,194,488	Residential Asset Mortgage Products, Inc., Series 2006-RS4, Class A3, 0.38%, 07/25/36(e)	11,249,228
8,228,443	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2C, 0.50%, 12/25/35(e)	5,869,233
4,946,465	Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A3, 0.42%, 06/25/37(e)	2,292,180
8,654,577	Soundview Home Equity Loan Trust, Series 2007-OPT2, Class 2A2, 0.34%, 07/25/37(e)	6,569,473

Total Asset-Backed Securities (Cost $99,334,182)		105,740,140

NON-AGENCY MORTGAGE-BACKED SECURITIES — 11.5%

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.3%
4,760,351	Adjustable Rate Mortgage Trust, Series 2005-3, Class 2A1, 2.92%, 07/25/35(e)	4,138,230
1,102,177	Adjustable Rate Mortgage Trust, Series 2006-1, Class 3A3, 5.32%, 03/25/36(e)	733,830
4,964,961	Adjustable Rate Mortgage Trust, Series 2007-1, Class 4A1, 4.28%, 03/25/37(e)	3,125,032

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$6,930,837	American Home Mortgage Assets, Series 2005-1, Class 2A21, 2.87%, 11/25/35(e)	$4,557,287
6,490,097	American Home Mortgage Assets, Series 2005-1, Class 3A11, 0.48%, 11/25/35(e)	4,492,691
5,029,612	American Home Mortgage Investment Trust, Series 2005-4, Class 5A, 2.30%, 11/25/45(e)	3,755,040
3,079,875	American Home Mortgage Investment Trust, Series 2006-1, Class 2A3, 2.30%, 12/25/35(e)	1,983,982
27,443,661	American Home Mortgage Investment Trust, Series 2007-1, Class GA1C, 0.40%, 05/25/47(e)	16,675,710
4,658,046	Banc of America Alternative Loan Trust, Series 2005-9, Class 2CB1, 6.00%, 10/25/35	4,017,818
1,619,985	Banc of America Funding Corp., Series 2005-F, Class 6A1, 5.04%, 09/20/35(e)	1,444,577
7,559,559	Banc of America Funding Corp., Series 2005-H, Class 2A1, 3.11%, 11/20/35(e)	5,202,451
2,297,997	Banc of America Funding Corp., Series 2006-A, Class 3A2, 2.96%, 02/20/36(e)	1,567,292
2,751,475	Banc of America Funding Corp., Series 2006-E, Class 2A1, 3.10%, 06/20/36(e)	2,067,294
3,949,954	Banc of America Funding Corp., Series 2006-F, Class 1A1, 2.64%, 07/20/36(e)	3,589,951
2,087,041	Banc of America Funding Corp., Series 2007-7, Class 1A1, 6.00%, 08/25/37	1,753,694
13,304,603	Banc of America Funding Corp., Series 2007-A, Class 2A1, 0.37%, 02/20/47(e)	10,520,881
3,371,524	Banc of America Mortgage Securities, Inc., Series 2005-I, Class 2A5, 3.09%, 10/25/35(e)	2,730,457
3,261,005	Banc of America Mortgage Securities, Inc., Series 2005-K, Class 2A1, 2.91%, 12/25/35(e)	2,694,389
14,399,628	BCAP LLC Trust, Series 2007-AA2, Class 12A1, 0.42%, 05/25/47(e)	8,274,160
6,680,923	BCAP LLC Trust, Series 2010-RR11, Class 4A1, 5.40%, 03/27/47(e)(f)	5,817,987
3,017,300	BCAP LLC Trust, Series 2011-RR2, Class 1A1, 3.16%, 07/25/36(e)(f)	2,820,347
4,830,337	BCAP LLC Trust, Series 2011-RR9, Class 7A1, 2.41%, 04/26/37(e)(f)	4,511,417

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$6,004,722	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 23A1, 5.44%, 02/25/36(e)	$3,729,471
2,936,326	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 5A1, 5.20%, 08/25/35(e)	2,389,199
4,137,973	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, 2.37%, 02/25/36(e)	3,770,948
1,973,850	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1, 3.12%, 05/25/47(e)	1,421,575
11,955,358	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-4, Class 12A1, 5.58%, 05/25/37(e)	10,008,923
6,551,915	Bear Stearns Alt-A Trust, Series 2005-9, Class 26A1, 5.24%, 11/25/35(e)	4,530,132
21,149,070	Bear Stearns Alt-A Trust, Series 2007-1, Class 21A1, 2.93%, 01/25/47(e)	13,041,574
1,050,277	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A1, 2.74%, 05/25/35(e)	874,511
2,493,560	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A1A, 5.80%, 06/25/36(e)	2,063,978
1,447,747	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A, 5.59%, 06/25/36(e)	1,315,775
6,018,894	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR9, Class 2A, 5.75%, 11/25/36(e)	4,837,482
4,718,096	Citigroup Mortgage Loan Trust, Inc., Series 2007-9, Class 1A1, 5.75%, 04/25/47(f)	2,894,525
5,919,816	Citigroup Mortgage Loan Trust, Inc., Series 2007-9, Class 1A3, 5.75%, 04/25/47(f)	4,118,676
1,075,193	Citimortgage Alternative Loan Trust, Series 2007-A3, Class 1A7, 5.75%, 03/25/37	831,318
1,339,307	Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1A1, 6.00%, 02/25/35	1,089,504
3,227,817	Countrywide Alternative Loan Trust, Series 2005-31, Class 2A1, 0.51%, 08/25/35(e)	2,101,024
5,447,028	Countrywide Alternative Loan Trust, Series 2005-36, Class 2A1A, 0.52%, 08/25/35(e)	3,302,832
8,977,138	Countrywide Alternative Loan Trust, Series 2005-46CB, Class A20, 5.50%, 10/25/35	7,828,576

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$2,307,787	Countrywide Alternative Loan Trust, Series 2005-50CB, Class 1A1, 5.50%, 11/25/35	$1,857,964
5,550,186	Countrywide Alternative Loan Trust, Series 2005-63, Class 5A1, 2.63%, 12/25/35(e)	3,759,697
333,503	Countrywide Alternative Loan Trust, Series 2005-69, Class A1, 1.15%, 12/25/35(e)	242,415
7,898,149	Countrywide Alternative Loan Trust, Series 2005-7CB, Class 2A8, 0.66%, 04/25/35(e)	5,763,882
3,334,124	Countrywide Alternative Loan Trust, Series 2005-J14, Class A3, 5.50%, 12/25/35	2,734,556
7,093,220	Countrywide Alternative Loan Trust, Series 2005-J3, Class 1A1, 0.76%, 05/25/35(e)	5,708,470
9,067,611	Countrywide Alternative Loan Trust, Series 2006-12CB, Class A10, 0.56%, 05/25/36(e)	4,361,362
5,095,011	Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.50%, 06/25/36	3,163,328
10,756,430	Countrywide Alternative Loan Trust, Series 2006-20CB, Class A9, 6.00%, 07/25/36	6,510,872
5,366,480	Countrywide Alternative Loan Trust, Series 2006-22R, Class 2A1, 6.25%, 05/25/36	3,152,556
4,170,229	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A13, 0.56%, 06/25/36(e)	2,431,245
4,170,229	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A14, 6.94%, 06/25/36(e)	1,008,936
4,298,921	Countrywide Alternative Loan Trust, Series 2006-24CB, Class A15, 5.75%, 06/25/36	3,128,883
1,715,669	Countrywide Alternative Loan Trust, Series 2006-25CB, Class A2, 6.00%, 10/25/36	1,329,370
4,192,488	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A4, 0.61%, 03/25/36(e)	2,296,131
11,776,359	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A6, 5.50%, 03/25/36	8,626,114
2,433,906	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A8, 6.00%, 03/25/36	1,846,417
4,586,054	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A10, 6.00%, 01/25/37	3,217,513

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,323,045	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 1A4, 5.75%, 01/25/37	$2,399,739
6,150,346	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A12, 5.75%, 02/25/37	4,734,215
4,144,341	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A2, 6.00%, 02/25/37	2,946,125
9,432,529	Countrywide Alternative Loan Trust, Series 2006-45T1, Class 2A5, 6.00%, 02/25/37	6,984,828
732,417	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A10, 5.50%, 05/25/36	576,441
2,077,936	Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1A2, 0.61%, 05/25/36(e)	1,245,266
3,672,273	Countrywide Alternative Loan Trust, Series 2006-HY12, Class A4, 0.59%, 08/25/36(e)	3,395,541
10,762,817	Countrywide Alternative Loan Trust, Series 2006-J7, Class 2A1, 2.57%, 11/20/36(e)	4,764,622
3,027,369	Countrywide Alternative Loan Trust, Series 2006-OA19, Class A1, 0.39%, 02/20/47(e)	1,629,484
11,041,449	Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, 0.40%, 03/20/47(e)	6,576,526
14,418,347	Countrywide Alternative Loan Trust, Series 2006-OA7, Class 1A1, 2.09%, 06/25/46(e)	6,797,368
14,149,545	Countrywide Alternative Loan Trust, Series 2006-OA8, Class 1A1, 0.40%, 07/25/46(e)	8,926,377
16,093,152	Countrywide Alternative Loan Trust, Series 2006-OC10, Class 2A2A, 0.39%, 11/25/36(e)	10,316,209
10,707,198	Countrywide Alternative Loan Trust, Series 2006-OC8, Class 2A2A, 0.33%, 11/25/36(e)	6,897,691
6,233,254	Countrywide Alternative Loan Trust, Series 2007-12T1, Class A5, 6.00%, 06/25/37	4,716,461
3,290,325	Countrywide Alternative Loan Trust, Series 2007-19, Class 1A34, 6.00%, 08/25/37	2,531,644
9,958,611	Countrywide Alternative Loan Trust, Series 2007-19, Class 1A4, 6.00%, 08/25/37	7,764,011
5,881,954	Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 09/25/37	4,185,514

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,059,176	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A8, 6.00%, 05/25/37	$1,940,004
10,161,379	Countrywide Alternative Loan Trust, Series 2007-HY5R, Class 2A1B, 5.40%, 03/25/47(e)	6,896,011
5,081,429	Countrywide Alternative Loan Trust, Series 2008-1R, Class 2A3, 6.00%, 08/25/37	3,686,633
1,537,508	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-17, Class 1A6, 5.50%, 09/25/35	1,457,646
4,924,093	Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-17, Class A6, 6.00%, 12/25/36	4,134,796
1,445,846	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-15, Class 1A29, 6.25%, 09/25/37	1,367,055
655,258	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-15, Class A1, 5.50%, 08/25/35	639,249
1,170,087	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-21, Class 2A2, 5.50%, 10/25/35	1,154,055
7,219,641	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-31, Class 2A3, 2.75%, 01/25/36(e)	5,304,148
2,687,793	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J3, Class 2A4, 4.50%, 09/25/35	2,535,499
1,100,758	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-1, Class A2, 6.00%, 03/25/36	982,280
8,833,886	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-18, Class 2A7, 6.00%, 12/25/36	7,639,794
6,894,076	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB1, Class 2A1, 2.69%, 03/20/36(e)	4,571,896
1,522,089	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-J2, Class 1A1, 6.00%, 04/25/36	1,315,607
1,516,104	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-J4, Class A9, 6.25%, 09/25/36	1,194,523

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$763,708	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, 0.41%, 04/25/46(e)	$506,518
3,736,896	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-R2, Class AF1, 0.63%, 07/25/36(e)(f)	3,219,840
9,600,747	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-21, Class 1A1, 6.25%, 02/25/38	8,709,214
2,064,714	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-J3, Class A1, 0.71%, 07/25/37(e)	1,213,533
1,664,462	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1, 4.50%, 10/25/21	1,460,843
6,037,969	Credit Suisse Mortgage Capital Certificates, Series 2006-9, Class 3A1, 6.00%, 11/25/36	5,911,023
8,797,679	Credit Suisse Mortgage Capital Certificates, Series 2007-3, Class 2A10, 6.00%, 04/25/37	6,358,919
1,252,737	Credit Suisse Mortgage Capital Certificates, Series 2010-20R, Class 9A1, 3.10%, 01/27/36(e)(f)	1,154,927
3,551,146	Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.62%, 07/25/36(e)(f)	3,388,053
4,913,088	Credit Suisse Mortgage Capital Certificates, Series 2011-4R, Class 5A1, 5.07%, 05/27/36(e)(f)	4,720,044
3,426,939	Credit Suisse Mortgage Capital Certificates, Series 2011-4R, Class 6A1, 2.97%, 05/27/36(e)(f)	3,326,694
1,436,589	Credit Suisse Mortgage Capital Certificates, Series 2011-5R, Class 1A1, 3.12%, 07/25/36(e)(f)	1,382,544
3,748,192	Credit Suisse Mortgage Capital Certificates, Series 2011-5R, Class 2A1, 2.88%, 08/25/46(e)(f)	3,269,043
2,646,199	Credit Suisse Mortgage Capital Certificates, Series 2011-5R, Class 3A1, 5.72%, 09/20/37(e)(f)	2,729,924
4,706,279	Credit Suisse Mortgage Capital Certificates, Series 2011-6R, Class 5A1, 2.99%, 09/28/36(e)(f)	4,391,191
4,656,403	Credit Suisse Mortgage Capital Certificates, Series 2011-6R, Class 6A1, 2.99%, 08/28/36(e)(f)	4,386,710
2,273,639	Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2005-3, Class 4A4, 5.25%, 06/25/35	2,234,979

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$6,771,894	Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2007-1, Class 1A3B, 0.35%, 08/25/37(e)	$4,823,791
4,670,767	Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2007-QA4, Class 1A1A, 0.40%, 08/25/47(e)	3,233,464
12,786,433	Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2007-RMP1, Class A2, 0.36%, 12/25/36(e)	8,920,428
2,384,368	First Horizon Alternative Mortgage Securities, Series 2005-AA7, Class 2A1, 2.60%, 09/25/35(e)	1,945,507
4,647,857	First Horizon Alternative Mortgage Securities, Series 2006-AA6, Class 2A1, 2.50%, 11/25/36(e)	2,660,414
8,117,783	First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A9, 6.00%, 07/25/36	6,675,461
4,000,000	FREMF Mortgage Trust, Series 2012-K708, Class C, 3.76%, 02/25/45(e)(f)	3,886,999
5,000,000	FREMF Mortgage Trust, Series 2012-K709, Class C, 3.74%, 04/01/45(e)(f)	4,856,215
1,828,871	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 2A1, 3.74%, 11/19/35(e)	1,496,932
3,654,737	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 4A1, 5.48%, 11/19/35(e)	3,518,513
3,984,235	GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 2A1, 5.66%, 04/19/36(e)	3,310,117
5,419,758	Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2, 0.37%, 02/25/37(e)	2,983,411
4,324,234	GSMPS Mortgage Loan Trust, Series 2005-RP1, Class 1AF, 0.56%, 01/25/35(e)(f)	3,508,091
3,651,285	GSMPS Mortgage Loan Trust, Series 2006-RP1, Class 1AF1, 0.56%, 01/25/36(e)(f)	2,996,226
2,037,472	GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.86%, 01/25/35(e)	2,001,061
3,288,433	GSR Mortgage Loan Trust, Series 2005-AR3, Class 5A1, 3.05%, 05/25/35(e)	2,674,175
2,741,437	GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A4, 3.01%, 10/25/35(e)	2,589,805

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,941,943	GSR Mortgage Loan Trust, Series 2006-4F, Class 1A1, 5.00%, 05/25/36	$1,707,732
2,701,015	GSR Mortgage Loan Trust, Series 2006-9F, Class 9A1, 6.00%, 08/25/21	2,625,298
3,446,736	GSR Mortgage Loan Trust, Series 2006-AR1, Class 3A1, 4.79%, 01/25/36(e)	2,884,012
4,227,903	GSR Mortgage Loan Trust, Series 2007-4F, Class 3A1, 6.00%, 07/25/37	3,949,486
8,697,819	Harborview Mortgage Loan Trust, Series 2006-6, Class 3A1A, 2.94%, 08/19/36(e)	5,351,751
3,101,315	Homebanc Mortgage Trust, Series 2005-1, Class A1, 0.46%, 03/25/35(e)	2,328,439
6,511,835	Homebanc Mortgage Trust, Series 2005-4, Class A1, 0.48%, 10/25/35(e)	5,077,364
2,991,353	Homebanc Mortgage Trust, Series 2006-1, Class 2A1, 2.63%, 04/25/37(e)	2,036,332
4,111,934	Homebanc Mortgage Trust, Series 2006-1, Class A1, 0.39%, 12/25/36(e)	2,914,758
2,934,364	Homebanc Mortgage Trust, Series 2007-1, Class 13A1, 5.77%, 04/25/47(e)	1,924,662
3,169,179	Indymac INDA Mortgage Loan Trust, Series 2006-AR2, Class 4A1, 5.41%, 09/25/36(e)	2,491,007
50,330	Indymac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 3.44%, 11/25/37(e)	43,247
5,759,035	Indymac Index Mortgage Loan Trust, Series 2006-AR11, Class 4A1, 2.88%, 06/25/36(e)	3,361,807
6,189,986	Indymac Index Mortgage Loan Trust, Series 2006-AR12, Class A1, 0.40%, 09/25/46(e)	3,978,228
6,572,175	Indymac Index Mortgage Loan Trust, Series 2006-AR3, Class 3A1A, 4.83%, 04/25/36(e)	4,189,783
6,621,896	Indymac Index Mortgage Loan Trust, Series 2006-AR33, Class 2A21, 3.15%, 01/25/37(e)	4,030,426
13,955,607	Indymac Index Mortgage Loan Trust, Series 2007-FLX3, Class A1, 0.45%, 06/25/37(e)	10,399,702
3,612,559	JPMorgan Alternative Loan Trust, Series 2007-A1, Class 1A1B, 0.27%, 03/25/37(e)	2,621,747

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$10,027,557	JPMorgan Alternative Loan Trust, Series 2007-A1, Class 1A3A, 0.36%, 03/25/37(e)	$5,998,450
1,310,628	JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, 2.93%, 04/25/35(e)	1,248,975
10,154,942	JPMorgan Mortgage Trust, Series 2007-A5, Class 2A1, 1.49%, 10/25/37(e)	6,696,084
1,759,215	JPMorgan Mortgage Trust, Series 2007-S2, Class 2A3, 5.50%, 06/25/37	1,669,157
2,753,782	Mastr Adjustable Rate Mortgages Trust, Series 2005-6, Class 5A2, 2.63%, 07/25/35(e)	2,236,378
2,973,526	Merrill Lynch Mortgage Investors, Inc., Series 2006-AF2, Class AF1, 6.25%, 10/25/36	2,546,152
2,640,734	Morgan Stanley Mortgage Loan Trust, Series 2006-2, Class 2A1, 1.11%, 02/25/36(e)	1,937,688
8,873,578	Prime Mortgage Trust, Series 2006-DR1, Class 2A1, 5.50%, 05/25/35(f)	8,416,654
3,697,663	Prime Mortgage Trust, Series 2006-DR1, Class 2A2, 6.00%, 05/25/35(f)	3,556,690
7,112,379	Residential Accredit Loans, Inc., Series 2006-QO6, Class A2, 0.44%, 06/25/46(e)	2,952,376
6,149,664	Residential Accredit Loans, Inc., Series 2006-QS12, Class 2A4, 6.00%, 09/25/36	4,366,253
2,941,668	Residential Accredit Loans, Inc., Series 2006-QS15, Class A1, 6.50%, 10/25/36	2,177,603
2,505,889	Residential Accredit Loans, Inc., Series 2007-QS6, Class A1, 0.54%, 04/25/37(e)	1,350,283
3,580,560	Residential Asset Securitization Trust, Series 2006-A8, Class 2A3, 6.00%, 08/25/36	2,126,159
1,256,308	Residential Funding Mortgage Securities I, Series 2005-S8, Class A1, 5.50%, 11/25/35	1,224,672
3,264,995	Residential Funding Mortgage Securities I, Series 2005-SA5, Class 2A, 3.33%, 11/25/35(e)	2,489,816
616,744	Residential Funding Mortgage Securities I, Series 2006-S11, Class A2, 6.00%, 11/25/36	553,975
10,309,699	Residential Funding Mortgage Securities I, Series 2006-SA2, Class 2A1, 3.83%, 08/25/36(e)	7,478,594

Old Westbury Funds, Inc.
Global Opportunities Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$1,963,410	Residential Funding Mortgage Securities I, Series 2007-S4, Class A2, 6.00%, 04/25/37	$1,680,966
8,666,864	Residential Funding Mortgage Securities I, Series 2007-S7, Class A20, 6.00%, 07/25/37	7,667,836
5,368,605	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 1A1, 2.75%, 05/25/35(e)	3,953,110
9,011,754	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 5A1, 4.91%, 08/25/35(e)	7,780,611
5,768,689	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1, 0.53%, 10/25/35(e)	4,347,164
10,246,164	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1, Class 8A1, 5.60%, 02/25/36(e)	7,572,952
6,471,719	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-9, Class 1A1, 4.84%, 10/25/36(e)	4,427,682
11,827,167	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-9, Class 3A1, 5.17%, 10/25/36(e)	9,437,883
4,823,528	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-4, Class 1A2, 0.43%, 05/25/37(e)	2,969,909
6,217,281	Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 4A1, 0.43%, 05/25/46(e)	2,765,146
9,314,973	Structured Asset Securities Corp, Series 2005-RF3, Class 1A, 0.56%, 06/25/35(e)(f)	7,423,407
13,771,425	Structured Asset Securities Corp., Series 2005-RF2, Class A, 0.56%, 04/25/35(e)(f)	11,500,856
1,712,490	Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 4A1, 5.51%, 04/25/37(e)	1,346,153
543,743	WaMu Mortgage Pass-Through Certificates, Series 2005-AR16, Class 1A1, 2.44%, 12/25/35(e)	539,301
9,974,067	WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A1, 2.73%, 09/25/36(e)	7,374,178
1,188,510	WaMu Mortgage Pass-Through Certificates, Series 2006-AR8, Class 1A1, 2.73%, 08/25/46(e)	918,865
3,596,602	WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 2A2, 2.60%, 07/25/37(e)	2,460,424
6,901,576	WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, 0.92%, 05/25/47(e)	5,184,356

Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$3,799,468	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-10, Class 2A6, 5.50%, 11/25/35	$2,896,815
8,553,779	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-2, Class 4CB, 6.00%, 03/25/36	6,857,811
6,498,796	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 3A3, STEP, 6.22%, 07/25/36	3,249,198
1,834,009	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 3A1, 2.62%, 07/25/36(e)	1,745,185
2,924,345	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 5A3, 2.61%, 07/25/36(e)	2,484,097
2,202,825	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13, Class A2, 2.61%, 09/25/36(e)	1,854,168
2,273,780	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR19, Class A1, 5.39%, 12/25/36(e)	2,215,122
2,190,536	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A3, 2.72%, 04/25/36(e)	1,862,255
1,854,213	Wells Fargo Mortgage Backed Securities Trust, Series 2007-4, Class A4, 6.00%, 04/27/37	1,736,270
2,272,799	Wells Fargo Mortgage Backed Securities Trust, Series 2007-6, Class A6, 6.00%, 05/25/37	2,032,987
1,555,889	Wells Fargo Mortgage Backed Securities Trust, Series 2007-8, Class 1A16, 6.00%, 07/25/37	1,512,070
1,498,618	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1, 5.99%, 11/25/37(e)	1,255,820

		720,410,455

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
6,000,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class AM, 5.64%, 04/10/49(e)	6,642,189
10,000,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class AM, 5.72%, 06/11/40(e)	11,202,330
4,587,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AM, 6.06%, 12/10/49(e)	5,069,859

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
$9,000,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class AM, 5.28%, 04/10/37(e)	$9,639,838
2,000,000	GS Mortgage Securities Corp. II, Series 2006-GC6, Class AM, 5.62%, 04/10/38(e)	2,197,519
2,000,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class AJ, 5.62%, 11/10/39	1,667,153
5,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class AM, 5.45%, 12/12/44(e)	5,426,194
2,080,000	LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class AJ, 5.21%, 04/15/30(e)	2,143,553
7,000,000	LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class AM, 5.38%, 11/15/38	7,542,801
5,000,000	LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AM, 5.46%, 02/15/40	5,428,265
8,669,000	LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL, 6.11%, 07/15/40(f)	9,230,543
5,000,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.58%, 04/12/49(e)	5,110,280
8,290,000	Morgan Stanley Capital I Trust, Series 2007-IQ15, Class AM, 5.88%, 06/11/49(e)	8,947,086
3,333,300	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ, 5.92%, 02/15/51(e)	2,804,339
3,000,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 5.92%, 02/15/51(e)	3,275,968

		86,327,917

Total Non-Agency Mortgage-Backed Securities (Cost $776,035,027)		806,738,372

U.S. GOVERNMENT AGENCIES — 8.4%
Federal Home Loan Bank — 8.4%
100,000,000	0.05%, 11/01/12(m)	100,000,000
95,000,000	0.05%, 11/01/12(m)	95,000,000
20,794,000	0.02%, 11/02/12(m)	20,793,988
245,000,000	0.12%, 11/16/12(m)	244,987,750
5,000,000	0.09%, 11/19/12(m)	4,999,775
14,000,000	0.12%, 11/30/12(m)	13,998,647
17,000,000	0.09%, 12/03/12(m)	16,998,640

Principal Amount		Value

Federal Home Loan Bank (continued)
$94,000,000	0.09%, 12/17/12(m)	$93,989,190

Total U.S. Government Agencies (Cost $590,767,990)		590,767,990

U.S. GOVERNMENT SECURITIES — 20.2%
U.S. Treasury Bills — 20.2%
394,500,000	0.09%, 11/01/12(m)	394,500,000
314,000,000	0.09%, 11/08/12(m)	313,995,416
305,000,000	0.12%, 11/15/12(m)	304,990,729
5,000,000	0.12%, 11/15/12(m)	4,999,774
1,000,000	0.10%, 11/23/12(m)	999,937
200,000,000	0.12%, 01/17/13(m)	199,963,600
200,000,000	0.14%, 02/14/13(m)	199,933,000

Total U.S. Government Securities (Cost $1,419,357,328)		1,419,382,456

MUNICIPAL BONDS — 0.1%
California — 0.1%
880,000	City of Tulare Build America Revenue Bonds, OID, (AGM), 8.75%, 11/15/44	1,076,143
60,000	State of California Build America Bonds GO, 7.55%, 04/01/39	83,687
1,695,000	State of California Build America Bonds GO, 7.63%, 03/01/40	2,370,186

Total Municipal Bonds (Cost $2,653,813)		3,530,016

Shares

CASH SWEEP — 2.1%
UNITED STATES — 2.1%
149,333,826	Citibank - US Dollars on Deposit in Custody Account, 0.02%(n)	149,333,826

Total Cash Sweep (Cost $149,333,826)		149,333,826

TOTAL INVESTMENTS — 105.8% (Cost $7,328,159,591)(a)		7,429,629,714

LIABILITIES IN EXCESS OF OTHER ASSETS — (5.8)%		(406,487,669)

NET ASSETS — 100.0%		$7,023,142,045

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Contracts		Value

CALL OPTIONS WRITTEN — (1.4)%
(25)	Accenture Plc, Strike $57.50, Expires 01/19/13	$(27,250)
(150)	Apple, Inc., Strike $500.00, Expires 01/19/13	(1,510,500)
(50)	Apple, Inc., Strike $510.00, Expires 01/19/13	(459,000)
(100)	Apple, Inc., Strike $520.00, Expires 01/19/13	(834,000)
(75)	Apple, Inc., Strike $540.00, Expires 01/18/14	(847,875)
(100)	Apple, Inc., Strike $560.00, Expires 01/19/13	(535,500)
(75)	Apple, Inc., Strike $570.00, Expires 01/18/14	(731,250)
(100)	Apple, Inc., Strike $590.00, Expires 01/18/14	(881,500)
(100)	Apple, Inc., Strike $600.00, Expires 01/18/14	(829,500)
(100)	Apple, Inc., Strike $625.00, Expires 01/18/14	(730,000)
(5,000)	Applied Materials, Inc., Strike $10.00, Expires 01/18/14	(730,000)
(6,403)	Applied Materials, Inc., Strike $12.00, Expires 01/18/14	(409,792)
(2,000)	Barrick Gold Corp., Strike $30.00, Expires 01/18/14	(2,380,000)
(1,750)	Barrick Gold Corp., Strike $33.00, Expires 01/19/13	(1,356,250)
(1,000)	Baxter International, Inc., Strike $52.50, Expires 01/19/13	(1,065,000)
(1,155)	BMC Software, Inc., Strike $34.00, Expires 02/16/13	(1,097,250)
(354)	BMC Software, Inc., Strike $35.00, Expires 01/19/13	(258,420)
(1,000)	Carnival Corp., Strike $30.00, Expires 01/19/13	(830,000)
(500)	Check Point Software Technologies Ltd., Strike $35.00, Expires 01/18/14	(635,000)
(500)	Check Point Software Technologies Ltd., Strike $40.00, Expires 01/18/14	(460,000)
(500)	Chevron Corp., Strike $110.00, Expires 01/19/13	(172,500)
(1,175)	Chevron Corp., Strike $95.00, Expires 01/19/13	(1,821,250)
(59)	Cisco Systems, Inc., Strike $14.00, Expires 01/19/13	(19,470)
(10,799)	Cisco Systems, Inc., Strike $15.00, Expires 01/18/14	(3,455,680)
(1,303)	Cisco Systems, Inc., Strike $15.00, Expires 01/19/13	(311,417)
(4,500)	Citigroup, Inc., Strike $25.00, Expires 01/18/14	(6,277,500)
(4,000)	Corning, Inc., Strike $12.50, Expires 01/19/13	(116,000)
(499)	Deere & Co., Strike $65.00, Expires 01/18/14	(1,137,720)

Contracts		Value

(1,000)	Deere & Co., Strike $70.00, Expires 01/18/14	$(1,885,000)
(1,000)	Deere & Co., Strike $72.50, Expires 01/18/14	(1,730,000)
(2,500)	Dell, Inc., Strike $10.00, Expires 01/18/14	(262,500)
(6,000)	Dell, Inc., Strike $11.00, Expires 01/19/13	(84,000)
(3,625)	Dell, Inc., Strike $13.00, Expires 01/18/14	(148,625)
(3,497)	Dell, Inc., Strike $8.00, Expires 01/18/14	(692,406)
(2,000)	Dolby Laboratories, Inc., Strike $30.00, Expires 03/16/13	(800,000)
(1,750)	Dover Corp., Strike $50.00, Expires 12/22/12	(1,715,000)
(10,020)	Facebook, Inc., Strike $15.00, Expires 01/18/14	(8,116,200)
(2,000)	Freeport-McMoRan Copper & Gold, Inc., Strike $28.00, Expires 01/18/14	(2,560,000)
(1,000)	Freeport-McMoRan Copper & Gold, Inc., Strike $34.00, Expires 01/19/13	(570,000)
(1,250)	Freeport-McMoRan Copper & Gold, Inc., Strike $35.00, Expires 01/19/13	(612,500)
(1,000)	Freeport-McMoRan Copper & Gold, Inc., Strike $40.00, Expires 01/19/13	(188,000)
(420)	GameStop Corp., Strike $13.00, Expires 01/18/14	(485,100)
(482)	GameStop Corp., Strike $15.00, Expires 01/18/14	(443,440)
(750)	General Dynamics Corp., Strike $62.50, Expires 01/19/13	(495,000)
(800)	General Dynamics Corp., Strike $70.00, Expires 01/19/13	(124,000)
(2,500)	Hewlett-Packard Co., Strike $10.00, Expires 01/18/14	(1,125,000)
(2,250)	Hewlett-Packard Co., Strike $13.00, Expires 01/18/14	(605,250)
(4,250)	Intel Corp., Strike $20.00, Expires 01/18/14	(1,207,000)
(2,000)	iShares FTSE China 25 Index Fund, Strike $39.00, Expires 01/19/13	(104,000)
(1,000)	iShares MSCI EAFE Index Fund, Strike $47.00, Expires 01/18/14	(865,000)
(1,000)	iShares MSCI Emerging Markets Index Fund, Strike $30.00, Expires 06/22/13	(1,155,000)
(1,250)	iShares MSCI Emerging Markets Index Fund, Strike $31.00, Expires 06/22/13	(1,600,000)
(1,000)	iShares MSCI Emerging Markets Index Fund, Strike $32.00, Expires 06/22/13	(1,195,000)

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Contracts		Value

(1,750)	iShares MSCI Emerging Markets Index Fund, Strike $35.00, Expires 06/22/13	$(1,653,750)
(6,000)	iShares MSCI Germany Index Fund, Strike $20.00, Expires 01/19/13	(2,100,000)
(2,941)	iShares MSCI Germany Index Fund, Strike $21.00, Expires 01/18/14	(1,264,630)
(715)	iShares MSCI Germany Index Fund, Strike $22.00, Expires 01/18/14	(243,100)
(2,000)	iShares MSCI Germany Index Fund, Strike $22.00, Expires 01/19/13	(370,000)
(1,000)	iShares MSCI Germany Index Fund, Strike $23.00, Expires 01/19/13	(105,000)
(1,500)	iShares Silver Trust, Strike $32.00, Expires 01/18/14	(592,500)
(1,000)	iShares Silver Trust, Strike $34.00, Expires 01/18/14	(315,000)
(2,000)	iShares Silver Trust, Strike $36.00, Expires 01/18/14	(500,000)
(6,250)	Jabil Circuit, Inc., Strike $16.00, Expires 01/19/13	(1,218,750)
(1,000)	Jabil Circuit, Inc., Strike $19.00, Expires 01/19/13	(55,000)
(1,000)	Jabil Circuit, Inc., Strike $20.00, Expires 01/19/13	(35,000)
(500)	KLA-Tencor Corp., Strike $45.00, Expires 12/22/12	(130,000)
(2,000)	Lowe’s Cos., Inc., Strike $25.00, Expires 01/18/14	(1,690,000)
(1,000)	Marathon Oil Corp., Strike $25.00, Expires 01/19/13	(545,000)
(1,000)	Marathon Oil Corp., Strike $27.00, Expires 01/19/13	(365,000)
(5,250)	Microsoft Corp., Strike $25.00, Expires 01/18/14	(2,520,000)
(440)	Mosaic Co. (The), Strike $45.00, Expires 01/19/13	(360,800)
(1,000)	Mosaic Co. (The), Strike $47.50, Expires 01/18/14	(1,000,000)
(700)	Mosaic Co. (The), Strike $50.00, Expires 01/19/13	(301,000)
(750)	Mosaic Co. (The), Strike $55.00, Expires 01/19/13	(124,500)
(1,000)	Mosaic Co. (The), Strike $62.50, Expires 01/19/13	(22,000)
(810)	NetApp, Inc., Strike $22.00, Expires 06/22/13	(534,600)
(1,850)	NetApp, Inc., Strike $23.00, Expires 01/19/13	(878,750)
(2,000)	NetApp, Inc., Strike $24.00, Expires 01/19/13	(810,000)
(2,000)	NetApp, Inc., Strike $25.00, Expires 01/18/14	(1,290,000)
(2,000)	NetApp, Inc., Strike $27.00, Expires 03/16/13	(596,000)

Contracts		Value

(1,000)	Newmont Mining Corp., Strike $40.00, Expires 01/18/14	$(1,655,000)
(500)	Newmont Mining Corp., Strike $45.00, Expires 01/19/13	(507,500)
(1,300)	Newmont Mining Corp., Strike $55.00, Expires 01/19/13	(325,000)
(1,184)	Pfizer, Inc., Strike $20.00, Expires 01/19/13	(592,000)
(6)	Pfizer, Inc., Strike $20.00, Expires 12/22/12	(3,000)
(260)	Raytheon Co., Strike $50.00, Expires 01/19/13	(184,600)
(1,550)	SanDisk Corp., Strike $25.00, Expires 01/18/14	(3,100,000)
(2,885)	SanDisk Corp., Strike $30.00, Expires 01/19/13	(3,577,400)
(2,500)	Seagate Technology Plc, Strike $20.00, Expires 01/18/14	(2,137,500)
(298)	Seagate Technology Plc, Strike $20.00, Expires 01/19/13	(222,010)
(2,000)	Seagate Technology Plc, Strike $22.00, Expires 01/18/14	(1,430,000)
(1,000)	Seagate Technology Plc, Strike $25.00, Expires 01/18/14	(550,000)
(2,000)	Seagate Technology Plc, Strike $25.00, Expires 01/19/13	(650,000)
(1,000)	Seagate Technology Plc, Strike $30.00, Expires 01/19/13	(85,000)
(600)	SPDR Gold Trust, Strike $165.00, Expires 01/18/14	(942,000)
(800)	SPDR Gold Trust, Strike $165.00, Expires 01/19/13	(440,000)
(500)	SPDR Gold Trust, Strike $165.00, Expires 03/16/13	(370,000)
(250)	SPDR Gold Trust, Strike $165.00, Expires 12/22/12	(113,750)
(1,200)	SPDR Gold Trust, Strike $175.00, Expires 12/22/12	(120,000)
(300)	SPDR Gold Trust, Strike $180.00, Expires 01/19/13	(28,800)
(400)	SPDR Gold Trust, Strike $180.00, Expires 03/16/13	(90,800)
(700)	SPDR Gold Trust, Strike $185.00, Expires 03/16/13	(107,100)
(300)	SPDR Gold Trust, Strike $190.00, Expires 01/18/14	(216,000)
(300)	SPDR Gold Trust, Strike $190.00, Expires 06/22/13	(85,200)
(300)	SPDR Gold Trust, Strike $195.00, Expires 01/18/14	(186,000)
(400)	SPDR S&P 500 ETF Trust, Strike $115.00, Expires 06/22/13	(1,086,000)
(400)	SPDR S&P 500 ETF Trust, Strike $135.00, Expires 01/18/14	(548,800)
(500)	SPDR S&P 500 ETF Trust, Strike $145.00, Expires 01/18/14	(408,000)
(400)	SPDR S&P 500 ETF Trust, Strike $145.00, Expires 03/16/13	(130,000)
(400)	SPDR S&P 500 ETF Trust, Strike $155.00, Expires 06/22/13	(69,200)

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Contracts		Value

(4)	St. Jude Medical, Inc., Strike $30.00, Expires 01/19/13	$(3,400)
(673)	St. Jude Medical, Inc., Strike $32.50, Expires 01/18/14	(524,940)
(750)	Teva Pharmaceutical Industries Ltd., Strike $37.50, Expires 01/19/13	(255,000)
(2,000)	Teva Pharmaceutical Industries Ltd., Strike $40.00, Expires 01/18/14	(780,000)
(458)	Texas Instruments, Inc., Strike $25.00, Expires 01/18/14	(226,710)
(750)	United Technologies Corp., Strike $82.50, Expires 01/19/13	(78,750)

Total Call Options Written (Premiums received $(108,897,117))		(100,137,485)

STRUCTURED OPTIONS — (0.4)%
200,000	Basket 50% SPX Index & 50% TWSE Index, One call strike at 100%, One written put strike at 92.5%, Expires 12/21/12, Broker JPMorgan Chase & Co.	1,778
50,000	Basket 50% UKX Index & 50% DAXK Index, One call strike at 100%, One written call strike at 110%, One written put strike at 100% with a barrier level strike at 75%, Expires 08/07/13, Broker JPMorgan Chase & Co.	(37,094)
2,800	CAC 40 Index, One call strike $3,571.50, One written put strike $3,214.35, Expires 03/19/13, Broker Credit Suisse Group AG	(32,342)
147,580	Citigroup, Inc., One call strike $33.88, One written call strike $37.27, One written put strike $33.88 with a barrier level strike of $20.32, Expires 02/21/14, Broker Goldman Sachs Group, Inc.	(200,292)
143,308	Citigroup, Inc., One call strike $34.89, One written call strike $38.379, One written put strike $34.89 with a barrier level strike of $20.934, Expires 01/17/14, Broker Goldman Sachs Group, Inc.	(226,042)
3,807	DAXK Index, One call strike $3,806.6181, One written call strike $4,187.2799, One written put strike $3,806.6181 with a barrier level strike of $2,474.3020, Expires 08/16/13, Broker JPMorgan Chase & Co.	156,306

Contracts		Value

2,624	DAXK Index, One call strike $3,808.3, One written call strike $4,569.96, One written put strike $3,808.3 with a barrier level strike of $2,665.81, Expires 09/20/13, Broker Goldman Sachs Group, Inc.	$213,481
3,844	DAXK Index, One call strike $3,843.7000, One written call strike $4,228.0700, One written put strike $3,843.7000 with a barrier level strike of $2,498.4050, Expires 08/16/13, Broker JPMorgan Chase & Co.	91,726
7,800	DAXK Index, One call strike $3,847.00, One written call strike $4,231.7, One written put strike $3,847.00 with a barrier level strike of $2,500.55, Expires 08/16/13, Broker Goldman Sachs Group, Inc.	287,121
5,183	DAXK Index, One call strike $3,859.00, One written put strike $3,347.68, Expires 06/21/13, Broker JPMorgan Chase Bank NA	678,068
2,786	DAXK Index, One call strike $4,014.32, One written call strike $4,616.46, One written put strike $4,014.32 with a barrier level strike of $2,609.308, Expires 10/18/13, Broker Goldman Sachs Group, Inc.	(118,969)
2,455	DAXK Index, One call strike $4,073.41, One written call strike $4,684.42, One written put strike $4,073.41 with a barrier level strike of $2,647.72, Expires 10/18/13, Broker Credit Suisse Group AG	(132,653)
2,455	DAXK Index, One call strike $4,073.41, One written call strike $4,684.42, One written put strike $4,073.41 with a barrier level strike of $2,647.72, Expires 11/15/13, Broker Credit Suisse Group AG	(173,236)
1,464	Energy Select Sector SPDR, outperformance call option above Consumer Discretionary SPDR, One written put strike $1,463.78, with a barrier level strike on the S&P 500 Index of $1,024.646, Expires 06/21/13, Broker Citigroup, Inc.	(251,398)

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Contracts		Value

184,702	iShares MSCI Brazil Index Fund, One call strike $54.1412, One written call strike $62.2624, One written put strike $54.1412 with a barrier level strike of $32.4847, Expires 11/15/13, Broker Citigroup, Inc.	$(165,091)
91,950	iShares MSCI Brazil Index Fund, One call strike $54.3776, One written call strike $62.5342, One written put strike $54.3776 with a barrier level strike of $32.6266, Expires 11/15/13, Broker Citigroup, Inc.	76,270
97,599	iShares MSCI EAFE Index Fund, One call strike $51.23, One written call strike $58.91, One written put strike $51.23 with a barrier level strike of $33.30, Expires 01/17/14, Broker UBS AG	(42,901)
195,084	iShares MSCI EAFE Index Fund, One call strike $51.26, One written put strike $51.26 with a barrier level strike of $34.86, Expires 12/21/12, Broker UBS AG	524,236
97,182	iShares MSCI EAFE Index Fund, One call strike $51.45, One written call strike $59.17, One written put strike $51.45 with a barrier level strike of $33.44, Expires 01/17/14, Broker Goldman Sachs Group, Inc.	(37,807)
96,972	iShares MSCI EAFE Index Fund, One call strike $51.5614, One written call strike $56.7175, One written put strike $51.5614 with a barrier level strike of $30.9370, Expires 07/19/13, Broker JPMorgan Chase & Co.	92,157
290,810	iShares MSCI EAFE Index Fund, One call strike $51.58, One written call strike $61.90, One written put strike $51.58 with a barrier level strike of $36.11, Expires 01/17/14, Broker UBS AG	(141,321)
96,627	iShares MSCI EAFE Index Fund, One call strike $51.7456, One written call strike $56.9202, One written put strike $51.7456 with a barrier level strike of $31.0470, Expires 07/19/13, Broker JPMorgan Chase & Co.	83,582

Contracts		Value

287,742	iShares MSCI EAFE Index Fund, One call strike $52.13, One written put strike $52.13 with a barrier level strike of $34.15, Expires 08/16/13, Broker Credit Suisse Group AG	$597,266
383,471	iShares MSCI EAFE Index Fund, One call strike $52.1552, One written call strike $57.3707, One written put strike $52.1552 with a barrier level strike of $31.2931, Expires 08/16/13, Broker Citigroup, Inc.	173,681
574,446	iShares MSCI EAFE Index Fund, One call strike $52.2242, One written call strike $57.4466, One written put strike $52.2242 with a barrier level strike of $31.3350, Expires 08/16/13, Broker JPMorgan Chase & Co.	257,107
191,300	iShares MSCI EAFE Index Fund, One call strike $52.2740, One written call strike $57.5014, One written put strike $52.2740 with a barrier level strike of 33.9780, Expires 08/16/13, Broker JPMorgan Chase & Co.	(6,384)
143,376	iShares MSCI EAFE Index Fund, One call strike $52.31, One written call strike $57.54, One written put strike $52.31 with a barrier level strike of $34.00, Expires 08/16/13, Broker UBS AG	(16,551)
95,566	iShares MSCI EAFE Index Fund, One call strike $52.32, One written put strike $52.32 with a barrier level strike of $36.10, Expires 01/18/13, Broker UBS AG	209,422
381,098	iShares MSCI EAFE Index Fund, One call strike $52.48, One written call strike $60.35, One written put strike $52.48 with a barrier level strike of $34.11, Expires 01/17/14, Broker UBS AG	(433,402)
380,586	iShares MSCI EAFE Index Fund, One call strike $52.5505, One written call strike $57.8056, One written put strike $52.5505 with a barrier level strike of $31.5300, Expires 08/16/13, Broker JPMorgan Chase & Co.	135,790

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Contracts		Value

379,276	iShares MSCI EAFE Index Fund, One call strike $52.7320, One written put strike $52.7320 with a barrier level strike of $36.2533, Expires 08/16/13, Broker Citigroup, Inc.	$390,135
94,607	iShares MSCI EAFE Index Fund, One call strike $52.85, One written call strike $60.7775, One written put strike $52.85 with a barrier level strike of $31.71, Expires 11/15/13, Broker JPMorgan Chase & Co.	19,023
189,036	iShares MSCI EAFE Index Fund, One call strike $52.90, One written call strike $60.84, One written put strike $52.90 with a barrier level strike of $34.39, Expires 01/17/14, Broker UBS AG	(261,899)
940,380	iShares MSCI EAFE Index Fund, One call strike $53.17, One written call strike $61.1455, One written put strike $53.17 with a barrier level strike of $34.5605, Expires 09/20/13, Broker Goldman Sachs Group, Inc.	(222,857)
1,316,532	iShares MSCI EAFE Index Fund, One call strike $53.17, One written call strike $63.804, One written put strike $53.17 with a barrier level strike of $34.5605, Expires 02/21/14, Broker Goldman Sachs Group, Inc.	(1,987,109)
187,758	iShares MSCI EAFE Index Fund, One call strike $53.26, One written put strike $53.26 with a barrier level strike of $37.28, Expires 12/21/12, Broker UBS AG	249,883
750,920	iShares MSCI EAFE Index Fund, One call strike $53.268, One written call strike $61.2582, One written put strike $53.268 with a barrier level strike of $37.288, Expires 07/19/13, Broker JPMorgan Chase & Co.	(22,093)
93,809	iShares MSCI EAFE Index Fund, One call strike $53.30, One written call strike $61.30, One written put strike $53.30 with a barrier level strike of $31.98, Expires 02/21/14, Broker Goldman Sachs Group, Inc.	(132,537)

Contracts		Value

93,552	iShares MSCI EAFE Index Fund, One call strike $53.446, One written call strike $61.4629, One written put strike $53.446 with a barrier level strike of $32.0676, Expires 03/21/14, Broker Goldman Sachs Group, Inc.	$(204,364)
187,058	iShares MSCI EAFE Index Fund, One call strike $53.4593, One written call strike $58.8052, One written put strike $53.4593 with a barrier level strike of $34.7490, Expires 01/17/14, Broker JPMorgan Chase & Co.	(396,228)
186,773	iShares MSCI EAFE Index Fund, One call strike $53.5409, One written put strike $53.5409 with a barrier level strike of $36.4080, Expires 04/19/13, Broker JPMorgan Chase & Co.	304,547
93,277	iShares MSCI EAFE Index Fund, One call strike $53.604, One written call strike $61.6446, One written put strike $53.604 with a barrier level strike of $32.1624, Expires 02/21/14, Broker Goldman Sachs Group, Inc.	(166,289)
93,249	iShares MSCI EAFE Index Fund, One call strike $53.62, One written call strike $61.66, One written put strike $53.62 with a barrier level strike of $32.17, Expires 02/21/14, Broker UBS AG	(133,998)
186,470	iShares MSCI EAFE Index Fund, One call strike $53.628, One written call strike $61.673, One written put strike $53.628 with a barrier level strike of $32.177, Expires 02/21/14, Broker Goldman Sachs Group, Inc.	(300,795)
139,070	iShares MSCI EAFE Index Fund, One call strike $53.93, One written call strike $62.02, One written put strike $53.93 with a barrier level strike of $32.358, Expires 03/21/14, Broker Goldman Sachs Group, Inc.	(317,342)
163,026	iShares MSCI EAFE Index Fund, One call strike $54.27, One written call strike $62.4105, One written put strike $54.27 with a barrier level strike of $35.2755, Expires 01/17/14, Broker Citigroup, Inc.	(330,115)

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Contracts		Value

184,150	iShares MSCI EAFE Index Fund, One call strike $54.3036, One written call strike $62.4491, One written put strike $54.3036 with a barrier level strike of $35.2973, Expires 02/21/14, Broker Goldman Sachs Group, Inc.	$(518,165)
183,993	iShares MSCI EAFE Index Fund, One call strike $54.35, One written call strike $62.50, One written put strike $54.35 with a barrier level strike of $32.61, Expires 02/21/14, Broker UBS AG	(341,002)
183,857	iShares MSCI EAFE Index Fund, One call strike $54.39, One written call strike $59.83, One written put strike $54.39 with a barrier level strike of $35.35, Expires 10/18/13, Broker UBS AG	(308,051)
183,288	iShares MSCI EAFE Index Fund, One call strike $54.559, One written call strike $60.0149, One written put strike $54.559 with a barrier level strike of $35.4634, Expires 11/15/13, Broker Goldman Sachs Group, Inc.	(388,702)
183,217	iShares MSCI EAFE Index Fund, One call strike $54.58, One written call strike $60.04, One written put strike $54.58 with a barrier level strike of $32.75, Expires 10/18/13, Broker UBS AG	(206,628)
303,495	iShares MSCI EAFE Index Fund, One call strike $54.6556, One written call strike $61.2143, One written put strike $54.6556 with a barrier level strike of $38.2589, Expires 07/19/13, Broker Citigroup, Inc.	(376,586)
182,882	iShares MSCI EAFE Index Fund, One call strike $54.68, One written call strike $62.88, One written put strike $54.68 with a barrier level strike of $35.54, Expires 12/20/13, Broker UBS AG	(407,357)
182,799	iShares MSCI EAFE Index Fund, One call strike $54.705, One written call strike $60.1755, One written put strike $54.705 with a barrier level strike of $32.823, Expires 11/15/13, Broker Goldman Sachs Group, Inc.	(282,385)

Contracts		Value

182,362	iShares MSCI EAFE Index Fund, One call strike $54.836, One written put strike $54.836 with a barrier level strike of $38.934, Expires 12/21/12, Broker JPMorgan Chase & Co.	$101,520
272,727	iShares MSCI EAFE Index Fund, One call strike $55.00, One written call strike $63.25, One written put strike $55.00 with a barrier level strike of $33.00, Expires 04/17/14, Broker UBS AG	(710,966)
90,843	iShares MSCI EAFE Index Fund, One call strike $55.04, One written call strike $63.296, One written put strike $55.04 with a barrier level strike of $33.024, Expires 04/17/14, Broker JPMorgan Chase & Co.	(189,657)
202,842	iShares MSCI EAFE Index Fund, One call strike $55.20, One written call strike $60.72, One written put strike $55.20 with a barrier level strike of $35.88, Expires 08/16/13, Broker JPMorgan Chase & Co.	(277,954)
102,565	iShares MSCI EAFE Index Fund, One call strike $55.29, One written call strike $60.819, One written put strike $55.29 with a barrier level strike of $35.9385, Expires 08/16/13, Broker Credit Suisse Group AG	(121,388)
482,944	iShares MSCI Emerging Markets Index Fund, One call strike $41.4127, One written call strike $49.6952, One written put strike $41.4127 with a barrier level strike of $26.918, Expires 12/20/13, Broker JPMorgan Chase & Co.	(376,037)
240,861	iShares MSCI Emerging Markets Index Fund, One call strike $41.5177, One written call strike $49.8212, One written put strike $41.5177 with a barrier level strike of $24.9106, Expires 03/21/14, Broker Citigroup, Inc.	(243,945)
238,743	iShares MSCI Emerging Markets Index Fund, One call strike $41.886, One written call strike $50.2632, One written put strike $41.886 with a barrier level strike of $27.226, Expires 12/20/13, Broker JPMorgan Chase & Co.	(259,078)

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Contracts		Value

335,413	iShares Silver Trust, One call strike $29.814 with a barrier level strike of $46.22, One written put strike $29.814 with a barrier level strike of $19.37, Expires 12/20/13, Broker Goldman Sachs Group, Inc.	$(57,377)
330,077	iShares Silver Trust, One call strike $30.296 with a barrier level strike of $46.96, One written put strike $30.296 with a barrier level strike of $19.69, Expires 12/20/13, Broker Goldman Sachs Group, Inc.	(122,198)
303,453	iShares Silver Trust, One call strike $32.954 with a barrier level strike of $49.431, One written put strike $32.954 with a barrier level strike of $21.42, Expires 12/20/13, Broker Goldman Sachs Group, Inc.	(566,225)
180,050	Market Vectors Russia ETF, One call strike $27.77, One written call strike $33.324, One written put strike $27.77 with a barrier level strike of $16.662, Expires 12/20/13, Broker Goldman Sachs Group, Inc.	(212,752)
268,529	Market Vectors Russia ETF, One call strike $27.93, One written call strike $33.53, One written put strike $27.93 with a barrier level strike of $16.75, Expires 12/20/13, Broker Goldman Sachs Group, Inc.	(343,023)
177,557	Market Vectors Russia ETF, One call strike $28.16, One written call strike $33.80, One written put strike $28.16 with a barrier level strike of $16.89, Expires 12/20/13, Broker Goldman Sachs Group, Inc.	(252,081)
173,250	Market Vectors Russia ETF, One call strike $28.86, One written call strike $34.63, One written put strike $28.86 with a barrier level strike of $17.32, Expires 12/20/13, Broker UBS AG	(296,888)
167,748	Market Vectors Russia ETF, One call strike $29.8067, One written call strike $35.7680, One written put strike $29.8067 with a barrier level strike of $17.8840, Expires 11/15/13, Broker JPMorgan Chase & Co.	(375,049)

Contracts		Value

3,984	Nikkei-225 Index, One call strike $8,785.03, One written call strike $10,542.036, One written put strike $8,785.03 with a barrier level strike of $7,028.024, Expires 03/14/14, Broker Goldman Sachs Group, Inc.	$(230,474)
2,233	Nikkei-225 Index, One call strike $8,956.00, One written call strike $11,195.00, One written put strike $8,956.00 with a barrier level strike of $6,851.34, Expires 03/14/14, Broker Credit Suisse Group AG	(74,742)
2,218	Nikkei-225 Index, One call strike $9,018.4411, One written call strike $10,822.13, One written put strike $9,018.4411 with a barrier level strike of $7,214.752, Expires 04/18/14, Broker Goldman Sachs Group, Inc.	(696,855)
18,241	Russell 2000 Index, One call strike $822.3366, One written call strike $904.5702, One written put strike $822.3366 with a barrier level strike of $493.402, Expires 08/16/13, Broker Goldman Sachs Group, Inc.	60,893
3,803	S&P 500 Index, One call strike $1,341.0042, One written put strike $1,314.71 with a barrier level strike of $979.459, Expires 12/21/12, Broker JPMorgan Chase & Co.	299,098
3,738	S&P 500 Index, One call strike $1,351.077, One written put strike $1,337.70 with a barrier level strike of $1,007.9570, Expires 04/19/13, Broker JPMorgan Chase & Co.	272,415
3,687	S&P 500 Index, One call strike $1,356.06, One written put strike $1,342.63 with a barrier level strike of $993.55, Expires 04/19/13, Broker UBS AG	251,803
3,790	S&P 500 Index, One call strike $1,358.84, One written put strike $1,319.26 with a barrier level strike of $929.48, Expires 12/21/12, Broker Credit Suisse Group AG	233,993
3,696	S&P 500 Index, One call strike $1,366.328, One written put strike $1,352.80 with a barrier level strike of $1,048.42, Expires 03/15/13, Broker JPMorgan Chase & Co.	219,219

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Contracts		Value

3,665	S&P 500 Index, One call strike $1,377.93, One written put strike $1,364.30 with a barrier level strike of $1,033.45, Expires 04/19/13, Broker Goldman Sachs Group, Inc.	$183,084
3,642	S&P 500 Index, One call strike $1,386.6429, One written put strike $1,372.9138 with a barrier level strike of $1,046.8467, Expires 03/15/13, Broker Goldman Sachs Group, Inc.	160,553
7,280	S&P 500 Index, One call strike $1,387.46, One written put strike $1,373.73 with a barrier level strike of $1,026.8603, Expires 05/17/13, Broker Goldman Sachs Group, Inc.	296,263
3,630	S&P 500 Index, One call strike $1,391.3682, One written put strike $1,377.5923, Expires 04/19/13, Broker Citigroup, Inc.	145,671
7,237	S&P 500 Index, One call strike $1,395.5675, One written put strike $1,381.75 with a barrier level strike of $1,039.0760, Expires 04/19/13, Broker JPMorgan Chase & Co.	270,810
3,576	S&P 500 Index, One call strike $1,398.2000, One written call strike $1,538.0200, One written put strike $1,398.2000 with a barrier level strike of $1,048.6500, Expires 04/19/13, Broker JPMorgan Chase & Co.	82,369
3,568	S&P 500 Index, One call strike $1,401.38 with a barrier level strike when EUR is less than 1.22, One written put strike $1,401.38 with a barrier level strike of $1,051.00, Expires 07/19/13, Broker Goldman Sachs Group, Inc.	(193,194)
3,566	S&P 500 Index, One call strike $1,401.99, One written call strike $1,542.19, One written put strike $1,401.99 with a barrier level strike of $1,051.49, Expires 05/17/13, Broker UBS AG	40,319
3,566	S&P 500 Index, One call strike $1,402.22 with a barrier level strike when EUR is less than 1.23, One written put strike $1,402.22 with a barrier level strike of $764.00, Expires 08/16/13, Broker Goldman Sachs Group, Inc.	(57,458)

Contracts		Value

3,564	S&P 500 Index, One call strike $1,402.8279, One written call strike $1,543.1107, One written put strike $1,402.8279 with a barrier level strike of $1,052.1210, Expires 05/17/13, Broker JPMorgan Chase & Co.	$48,314
14,243	S&P 500 Index, One call strike $1,404.18, One written call strike $1,614.807, One written put strike $1,404.18 with a barrier level strike of $912.717, Expires 01/17/14, Broker Citigroup, Inc.	(61,460)
10,718	S&P 500 Index, One call strike $1,406.16, One written call strike $1,617.084, One written put strike $1,406.16 with a barrier level strike of $984.312, Expires10/18/13, Broker Goldman Sachs Group, Inc.	13,947
3,556	S&P 500 Index, One call strike $1,406.21, One written call strike $1,617.1415, One written put strike $1,406.21 with a barrier level strike of $914.0370, Expires 01/17/14, Broker JPMorgan Chase & Co.	(8,626)
3,545	S&P 500 Index, One call strike $1,410.26, One written call strike $1,621.89, One written put strike $1,410.26 with a barrier level strike of $987.174, Expires 03/21/14, Broker Goldman Sachs Group, Inc.	(116,563)
3,536	S&P 500 Index, One call strike $1,414.1, One written call strike $1,626.22, One written put strike $1,414.1 with a barrier level strike of $989.87, Expires 10/18/13, Broker Goldman Sachs Group, Inc.	(10,807)
28,285	S&P 500 Index, One call strike $1,414.1810, One written call strike $1,555.5991, One written put strike $1,414.1810 with a barrier level strike of $1,060.6358, Expires 06/21/13, Broker Citigroup, Inc.	(73,953)
14,133	S&P 500 Index, One call strike $1,415.1270, One written call strike $1,556.6397, One written put strike $1,415.1270 with a barrier level strike of $1,061.3450, Expires 06/21/13, Broker JPMorgan Chase & Co.	(20,210)

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Contracts		Value

7,063	S&P 500 Index, One call strike $1,415.80, One written call strike $1,557.38, One written put strike $1,415.80 with a barrier level strike of $1,061.85, Expires 06/21/13, Broker UBS AG	$(31,276)
3,511	S&P 500 Index, One call strike $1,424.1778, One written call strike $1,595.0791, One written put strike $1,424.1778 with a barrier level strike of $996.924, Expires 11/15/13, Broker JPMorgan Chase & Co.	(81,817)
3,508	S&P 500 Index, One call strike $1,425.48, One written call strike $1,596.54, One written put strike $1,425.48 with a barrier level strike of $997.84, Expires 11/15/13, Broker Credit Suisse Group AG	(93,004)
7,009	S&P 500 Index, One call strike $1,426.83, One written put strike $1,398.85 with a barrier level strike of $1,033.75, Expires 01/18/13, Broker UBS AG	154,558
3,503	S&P 500 Index, One call strike $1,427.52, One written call strike $1,641.65, One written put strike $1,427.52 with a barrier level strike of $999.26, Expires 11/15/13, Broker UBS AG	(64,065)
3,500	S&P 500 Index, One call strike $1,428.75, One written call strike $1,571.625, One written put strike $1,428.75 with a barrier level strike of $1,000.125, Expires 10/18/13, Broker JPMorgan Chase & Co.	(87,282)
6,990	S&P 500 Index, One call strike $1,430.56, One written call strike $1,645.15, One written put strike $1,430.56 with a barrier level strike of $1,001.39, Expires 09/20/13, Broker Goldman Sachs Group, Inc.	(63,655)
10,469	S&P 500 Index, One call strike $1,432.8567, One written call strike $1,647.7852, One written put strike $1,432.8567 with a barrier level strike of $1,003.00, Expires 10/18/13, Broker JPMorgan Chase & Co.	(140,691)

Contracts		Value

6,975	S&P 500 Index, One call strike $1,433.79, One written call strike $1,577.17, One written put strike $1,433.79 with a barrier level strike of $1,003.65, Expires 01/17/14, Broker Credit Suisse Group AG	$(382,422)
10,461	S&P 500 Index, One call strike $1,433.90, One written call strike $1,577.29, One written put strike $1,433.90 with a barrier level strike of $1,003.73, Expires 11/15/13, Broker UBS AG	(382,675)
6,974	S&P 500 Index, One call strike $1,434.00, One written call strike $1,649.10, One written put strike $1,434.00 with a barrier level strike of $1,003.80, Expires 11/15/13, Broker JPMorgan Chase & Co.	(145,329)
10,439	S&P 500 Index, One call strike $1,436.9466, One written call strike $1,652.4886, One written put strike $1,436.9466 with a barrier level strike of $1,005.863, Expires 12/20/13, Broker JPMorgan Chase & Co.	(308,346)
14,162	S&P 500 Index, One call strike $1,440.4807, One written put strike $1,412.2360 with a barrier level strike of $1,039.406, Expires 12/21/12, Broker JPMorgan Chase & Co.	187,407
20,804	S&P 500 Index, One call strike $1,442.055, One written call strike $1,658.3633, One written put strike $1,442.055 with a barrier level strike of $937.336, Expires 01/17/14, Broker JPMorgan Chase & Co.	(477,343)
13,861	S&P 500 Index, One call strike $1,442.91, One written call strike $1,659.3465, One written put strike $1,442.91 with a barrier level strike of $1,010.037, Expires 02/21/14, Broker Goldman Sachs Group, Inc.	(680,462)
13,859	S&P 500 Index, One call strike $1,443.07, One written call strike $1,659.53, One written put strike $1,443.07 with a barrier level strike of $1,010.15, Expires 02/21/14, Broker Credit Suisse Group AG	(731,458)

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Contracts		Value

3,460	S&P 500 Index, One call strike $1,445.08, One written call strike $1,661.842, One written put strike $1,445.08 with a barrier level strike of $1,011.556, Expires 03/21/14, Broker Goldman Sachs Group, Inc.	$(194,138)
13,771	S&P 500 Index, One call strike $1,452.31, One written call strike $1,742.77, One written put strike $1,452.31 with a barrier level strike of $1,089.23, Expires 03/21/14, Broker UBS AG	(887,883)
3,442	S&P 500 Index, One call strike $1,452.50, One written call strike $1,670.3750, One written put strike $1,452.50 with a barrier level strike of $1,016.75, Expires 01/17/14, Broker JPMorgan Chase & Co.	(151,393)
3,437	S&P 500 Index, One call strike $1,454.90, One written call strike $1,600.39, One written put strike $1,454.90 with a barrier level strike of $1,018.43, Expires 11/15/13, Broker JPMorgan Chase & Co.	(160,105)
6,868	S&P 500 Index, One call strike $1,455.9625, One written call strike $1,674.3569, One written put strike $1,455.9625 with a barrier level strike of $1,019.1738, Expires 12/20/13, Broker Citigroup, Inc.	(307,376)
3,430	S&P 500 Index, One call strike $1,457.70, One written call strike $1,603.47, One written put strike $1,457.70 with a barrier level strike of $1,020.39, Expires 10/18/13, Broker Citigroup, Inc.	(148,166)
6,850	S&P 500 Index, One call strike $1,459.78, One written call strike $1,605.758, One written put strike $1,459.78 with a barrier level strike of $1,021.846, Expires 11/15/13, Broker Citigroup, Inc.	(352,029)
11,032	S&P 500 Index, One call strike $1,461.10, One written call strike $1,607.21, One written put strike $1,461.10 with a barrier level strike of $1,022.77, Expires 12/20/13, Broker Citigroup, Inc.	(665,726)

Contracts		Value

10,263	S&P 500 Index, One call strike $1,461.53, One written call strike $1,607.68, One written put strike $1,461.53 with a barrier level strike of $1,023.07, Expires 10/18/13, Broker UBS AG	$(462,568)
3,729	S&P 500 Index, One call strike $1,461.6163, One written call strike $1,607.778, One written put strike $1,461.6163 with a barrier level strike of $1,023.1314, Expires 12/20/13, Broker Goldman Sachs Group, Inc.	(236,262)
17,100	S&P 500 Index, One call strike $1,462.00, One written call strike $1,608.20, One written put strike $1,462.00 with a barrier level strike of $1,023.40, Expires 07/19/13, Broker Citigroup, Inc.	(398,373)
20,517	S&P 500 Index, One call strike $1,462.1850, One written call strike $1,608.4035, One written put strike $1,462.1850 with a barrier level strike of $1,023.53, Expires 11/15/13, Broker JPMorgan Chase & Co.	(1,026,251)
20,512	S&P 500 Index, One call strike $1,462.53, One written call strike $1,681.91, One written put strike $1,462.53 with a barrier level strike of $1,023.771, Expires 10/18/13, Broker Goldman Sachs Group, Inc.	(800,062)
17,670	S&P 500 Index, One call strike $1,462.89, One written put strike $1,196.91, Expires 12/21/12, Broker Citigroup, Inc.	165,041
5,127	S&P 500 Index, One call strike $1,462.90, One written call strike $1,682.335, One written put strike $1,462.90 with a barrier level strike of $1,024.03, Expires 02/21/14, Broker Citigroup, Inc.	(318,962)
11,072	S&P 500 Index, One call strike $1,463.10, One written call strike $1,609.41, One written put strike $1,463.10 with a barrier level strike of $1,024.17, Expires 12/20/13, Broker JPMorgan Chase & Co.	(664,602)

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Contracts		Value

6,815	S&P 500 Index, One call strike $1,467.4524, One written call strike $1,614.1976, One written put strike $1,467.4524 with a barrier level strike of $1,027.2167, Expires 09/20/13, Broker Goldman Sachs Group, Inc.	$(304,445)
13,629	S&P 500 Index, One call strike $1,467.5104, One written call strike $1,614.2614, One written put strike $1,467.5104 with a barrier level strike of $1,027.2573, Expires 09/20/13, Broker Citigroup, Inc.	(576,755)
13,619	S&P 500 Index, One call strike $1,468.49, One written call strike $1,688.76, One written put strike $1,468.49 with a barrier level strike of $1,027.94, Expires 02/21/14, Broker Credit Suisse Group AG	(930,963)
8,840	S&P 500 Index, One call strike $1,626.2082, One put strike $1,131.2752 for 3,536 contracts, One written put strike $1,201.98 for 3,536 contracts, Expires 03/15/13, Broker Goldman Sachs Group, Inc.	(9,068)
214,225	SPDR S&P Homebuilders ETF, One call strike $23.34, One written call strike $29.175, One written put strike $23.34 with a barrier level strike of $15.171, Expires 01/17/14, Broker Goldman Sachs Group, Inc.	293,172
319,435	SPDR S&P Homebuilders ETF, One call strike $23.479, One written call strike $29.35, One written put strike $23.479 with a barrier level strike of $15.26, Expires 01/17/14, Broker Goldman Sachs Group, Inc.	420,474
212,224	SPDR S&P Homebuilders ETF, One call strike $23.56, One written call strike $29.45, One written put strike $23.56 with a barrier level strike of $15.31, Expires 01/17/14, Broker UBS AG	244,917

Contracts		Value

384,008	SPDR S&P Homebuilders ETF, One call strike $26.0411, One written call strike $31.2493, One written put strike $26.0411 with a barrier level strike of $15.6247, Expires 02/21/14, Broker Citigroup, Inc.	$(101,849)
179,388	SPDR S&P Oil & Gas Exploration & Production ETF, One call strike $55.745, One written call strike $64.1068, One written put strike $55.745 with a barrier level strike of $36.2343, Expires 12/20/13, Broker Goldman Sachs Group, Inc.	(854,942)
175,960	SPDR S&P Oil & Gas Exploration & Production ETF, One call strike $56.83, One written call strike $65.36, One written put strike $56.83 with a barrier level strike of $34.098, Expires 12/20/13, Broker Goldman Sachs Group, Inc.	(810,733)
4,591	TWSE Index, One call strike $8,712.95, One written put strike $7,602.05, Expires 12/19/12, Broker JPMorgan Chase Bank NA	(2,223,188)
3,429	TWSE Index, One call strike $8,749.55, One written put strike $7,240.25, Expires 09/18/13, Broker JPMorgan Chase Bank NA	(1,597,871)
31,722	TWSE Index, One call strike $9,041.74, One written put strike $7,375.35, Expires 12/21/12, Broker JPMorgan Chase Bank NA	(330,775)

Total Structured Options (Premiums received $(32,373,688))		(24,765,836)

FUTURES CONTRACTS: LONG POSITION

Contracts		Unrealized Appreciation/ (Depreciation)

85	DAX Index Futures, December 2012	$65,422
627	Euro STOXX 50 Futures, December 2012	308,739
1,111	E-mini S&P 500 Futures, December 2012	(1,706,178)
400	Intercontinental Exchange Crude Oil, December 2012	(1,087,000)
280	Intercontinental Exchange Crude Oil, December 2013	(773,350)

	Net unrealized depreciation	$(3,192,367)

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Cash collateral of $7,082,616 for the open futures contracts is reflected in segregated cash for futures contracts in the Statements of Assets and Liabilities.

Unrealized Depreciation

SWAP AGREEMENTS (PURCHASED)
Currency swap with Goldman Sachs Group, Inc. receiving an amount if the average realised volatility of currency pairs over the target volatility of 9.200 and paying an amount if the average realised volatility of currency pairs under the target volatility of 9.200, expiring 12/27/12 (Underlying notional amount $500,000)	$(715,340)
Equity swap with UBS AG paying variance of the S&P 500 Index over the target volatility of 28.60 and receiving variance of the S&P 500 Index under the target volatility of 28.60, expiring 12/18/15 (Underlying notional amount $500,000)	(1,707,627)

$(2,422,967)

Unrealized Appreciation/ (Depreciation)

SWAP AGREEMENTS (WRITTEN)
Equity swap with Barclays Plc paying an amount if the realized correlation is over the correlation strike price of 28.25 and receiving an amount if the realized correlation is under the correlation strike price of 28.25, expiring 04/05/13 (Underlying notional amount $50,000)(b)	$(1,194,829)
Equity swap with Barclays Plc paying variance of the S&P 500 Index over the target volatility of 32.40 and receiving variance of the S&P 500 Index under the target volatility of 32.40, expiring 12/18/15 (Underlying notional amount $250,000)	1,567,524
Equity swap with Barclays Plc paying variance of the S&P 500 Index over the target volatility of 32.60 and receiving variance of the S&P 500 Index under the target volatility of 32.60, expiring 12/18/15 (Underlying notional amount $250,000)	1,851,091

Unrealized Appreciation/ (Depreciation)

Equity swap with Barclays Plc paying variance of the S&P 500 Index over the target volatility of 32.90 and receiving variance of the S&P 500 Index under the target volatility of 32.90, expiring 12/18/15 (Underlying notional amount $250,000)	$1,897,693
Equity swap with Barclays Plc paying variance of the S&P 500 Index over the target volatility of 33.90 and receiving variance of the S&P 500 Index under the target volatility of 33.90, expiring 12/18/15 (Underlying notional amount $250,000)	2,085,989
Equity swap with Barclays Plc paying variance of the S&P 500 Index over the target volatility of 34.00 and receiving variance of the S&P 500 Index under the target volatility of 34.00, expiring 12/18/15 (Underlying notional amount $200,000)	1,681,453
Equity swap with BNP Paribas SA paying an amount if the realized correlation ratio is over 31% and receiving an amount if the realized correlation ratio is under 31%, expiring 12/21/12 (Underlying notional amount $100,000)(b)	(1,685,572)
Equity swap with BNP Paribas SA paying an amount if the realized correlation ratio is over 32% and receiving an amount if the realized correlation ratio is under 32%, expiring 12/21/12 (Underlying notional amount $50,000)(b)	(803,409)
Equity swap with BNP Paribas SA paying an amount if the realized correlation ratio is over 51% and receiving an amount if the realized correlation ratio is under 51%, expiring 12/13/13 (Underlying notional amount JPY 4,625,000)(b)	(1,267,843)
Equity swap with BNP Paribas SA receiving a payment if the dividends on the stocks in the STOXX50E Index are over the target value of 13.9 Euro and paying a payment if the dividends on the stocks in the STOXX50E Index are under the target value of 13.9 Euro, expiring 12/18/15 (Underlying notional amount Euro 100,000)(b)	(6,356,735)

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Unrealized Appreciation/ (Depreciation)

Equity swap with Citibank, N.A. paying variance of the S&P 500 Index over the target volatility of 33.20 and receiving variance of the S&P 500 Index under the target volatility of 33.20, expiring 12/15/17 (Underlying notional amount $150,000)	$718,970
Equity swap with Citigroup, Inc. paying variance of the S&P 500 Index over the target volatility of 33.30 and receiving variance of the S&P 500 Index under the target volatility of 33.30, expiring 12/15/17 (Underlying notional amount $100,000)	486,637
Equity swap with Goldman Sachs Group, Inc. paying variance of the S&P 500 Index over the target volatility of 29.85 and receiving variance of the S&P 500 Index under the target volatility of 29.85, expiring 12/16/16 (Underlying notional amount $250,000)	593,952
Equity swap with Goldman Sachs Group, Inc. paying variance of the S&P 500 Index over the target volatility of 30.45 and receiving variance of the S&P 500 Index under the target volatility of 30.45, expiring 12/15/17 (Underlying notional amount $250,000)	551,103
Equity swap with Goldman Sachs Group, Inc. paying variance of the S&P 500 Index over the target volatility of 30.90 and receiving variance of the S&P 500 Index under the target volatility of 30.90, expiring 12/15/17 (Underlying notional amount $250,000)	640,776
Equity swap with JPMorgan Chase & Co. paying variance of the S&P 500 Index over the target volatility of 31.30 and receiving variance of the S&P 500 Index under the target volatility of 31.30, expiring 12/18/15 (Underlying notional amount $500,000)	3,155,354
Equity swap with JPMorgan Chase & Co. paying variance of the S&P 500 Index over the target volatility of 32.75 and receiving variance of the S&P 500 Index under the target volatility of 32.75, expiring 12/15/17 (Underlying notional amount $250,000)	1,107,323

Unrealized Appreciation/ (Depreciation)

Equity swap with JPMorgan Chase & Co. paying variance of the S&P 500 Index over the target volatility of 33.05 and receiving variance of the S&P 500 Index under the target volatility of 33.05, expiring 12/18/15 (Underlying notional amount $500,000)	$3,898,845
Equity swap with JPMorgan Chase & Co. paying variance of the S&P 500 Index over the target volatility of 33.05 and receiving variance of the S&P 500 Index under the target volatility of 33.05, expiring 12/20/19 (Underlying notional amount $500,000)	2,396,231
Equity swap with JPMorgan Chase & Co. paying variance of the S&P 500 Index over the target volatility of 33.30 and receiving variance of the S&P 500 Index under the target volatility of 33.30, expiring 12/15/17 (Underlying notional amount $150,000)	732,798
Equity swap with JPMorgan Chase & Co. paying variance of the S&P 500 Index over the target volatility of 35.20 and receiving variance of the S&P 500 Index under the target volatility of 35.20, expiring 12/18/15 (Underlying notional amount $200,000)	1,763,911

$13,821,262

At October 31, 2012, the Global Opportunities Fund held investments in restricted securities with a fair value of $5,400,000 or 0.08% of net assets, as follows:

Acquisition Cost	Issuer	Acquisition Date	10/31/12 Carrying Value Per Unit

$12,125,000	ShengdaTech, Inc., Cnv.(b)(c)(d)(f)(h)	01/19/11	$45.00

(a)	Cost for federal income tax purposes is $7,367,526,730 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$257,248,390
Unrealized depreciation	(195,145,406)

Net unrealized appreciation	$62,102,984

(b)

This security is considered either fully or partially illiquid. These securities, or portions thereof have a value of $305,896,288 or 4.36% of net assets. Included in these amounts are certain securities which are exempt from registration under Rule 144A of the Securities Act of 1933, as

Old Westbury Funds, Inc.
Global Opportunities Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

amended (see (f) below) in the amount to $69,531,742, or 0.99% of net assets.

(c)	Non-income producing security.

(d)	Fair valued security under procedures established by the Fund’s Board of Directors. The aggregate value of fair valued securities is $27,017,010, which is 0.38% of net assets.

(e)	Variable rate security. Rate shown is the rate as of October 31, 2012.

(f)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The aggregate value is $799,342,432, which is 11.38% of net assets. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors except those Rule 144A securities included in footnote (b) above.

(g)	Investment in non-U.S. Dollars. Principal amount reflects local currency.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Principal amount denoted in Singapore Dollars.

(j)	Zero coupon bond. The rate represents the yield at time of purchase.

(k)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(l)	Principal amount denoted in Euros.

(m)	The rate represents the annualized yield at time of purchase.

(n)	Rate shown represents current yield at October 31, 2012.

ADR — American Depositary Receipt
AGM — Assured Guaranty Municipal Corp.
Cnv. — Convertible
EUR — Euro
FOR — Foreign Ownership Restrictions
GO — General Obligations
JPY — Japanese Yen
OID — Original Issue Discount
REIT — Real Estate Investment Trust
STEP — Step Coupon Bond

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets

Asset-Backed Securities	1.5%
Banks	0.8%
Collateralized Mortgage Obligations	10.3%
Commercial Mortgage-Backed Securities	1.2%
Consumer Discretionary	8.1%
Consumer Staples	2.7%
Diversified Financials	1.3%
Energy	3.7%
Government Bonds	12.7%
Health Care	5.6%
Industrials	5.7%
Information Technology	7.8%
Insurance	0.9%
Materials	3.7%
Municipal Bonds	0.1%
Real Estate	1.1%
Telecommunication Services	3.2%
U.S. Government Agencies and Securities	28.6%
Utilities	1.4%
Other*	(0.4)%

100.0%

*

Includes cash and equivalents, exchange traded funds, options, rights/warrants, futures, swap agreements, pending trades and Fund share transactions, interest and dividends receivable, prepaids and accrued expenses payable.

Old Westbury Funds, Inc.
Real Return Fund
Consolidated Portfolio of Investments	October 31, 2012

Shares		Value

COMMON STOCKS — 20.7%
CANADA — 2.6%
Materials — 2.6%
5,500,000	Kinross Gold Corp.	$54,945,000

FRANCE — 2.4%
Energy — 2.4%
1,020,000	Total SA - ADR	51,408,000

NETHERLANDS — 1.0%
Energy — 1.0%
305,000	Royal Dutch Shell Plc - ADR	20,886,400

UNITED STATES — 14.7%
Consumer Discretionary — 1.5%
975,000	Toll Brothers, Inc.(b)	32,184,750

Energy — 4.4%
2,769,000	Brazil Ethanol, Inc.(b)(c)(d)(e)	0
550,000	Cameron International Corp.(b)	27,852,000
870,000	Peabody Energy Corp.	24,273,000
600,000	Schlumberger Ltd.	41,718,000

		93,843,000

Materials — 6.7%
500,000	Monsanto Co.	43,035,000
346,000	Mosaic Co. (The)	18,109,640
778,000	Newmont Mining Corp.	42,439,900
1,150,000	Walter Energy, Inc.	40,204,000

		143,788,540

Real Estate — 2.1%
1,650,000	Weyerhaeuser Co., REIT	45,688,500

		315,504,790

Total Common Stocks (Cost $464,586,698)		442,744,190

Number of Coins

COLLECTIBLE COINS — 2.1%
UNITED STATES — 2.1%
150	Various Collectible Coins and Sets of Coins(d)	43,900,944

Total Collectible Coins (Cost $42,530,522)		43,900,944

Fine Troy Ounces

COMMODITIES — 4.8%
UNITED STATES — 4.8%
60,175	Gold Bullion	103,539,310

Total Commodities (Cost $57,245,403)		103,539,310

Contracts		Value

CALL OPTIONS PURCHASED — 0.3%
Commodities — 0.3%
1,100	Chicago Board of Trade Corn No. 2 Yellow, Strike $800.00, Expiring 06/21/13	$2,213,750
6,900	Chicago Board of Trade Corn No. 2 Yellow, Strike $800.00, Expiring 11/23/12	1,552,500
1,000	Chicago Board of Trade Corn No. 2 Yellow, Strike $820.00, Expiring 06/21/13	1,737,500
4,500	Chicago Board of Trade Crude Soybean Oil, Strike $60.00, Expiring 12/27/12	40,500
2,500	Chicago Board of Trade Crude Soybean Oil, Strike $65.00, Expiring 12/27/12	7,500
325	Chicago Board of Trade Crude Soybean Oil, Strike $70.00, Expiring 12/27/12	975
600	New York Mercantile Exchange Natural Gas Futures, Strike $7.00, Expiring 03/25/13	7,800
600	New York Mercantile Exchange Natural Gas Futures, Strike $7.00, Expiring 04/25/13	8,400
600	New York Mercantile Exchange Natural Gas Futures, Strike $7.00, Expiring 05/28/13	17,400
600	New York Mercantile Exchange Natural Gas Futures, Strike $7.00, Expiring 06/25/13	30,000
600	New York Mercantile Exchange Natural Gas Futures, Strike $7.00, Expiring 07/26/13	50,400
600	New York Mercantile Exchange Natural Gas Futures, Strike $7.00, Expiring 08/27/13	64,800
600	New York Mercantile Exchange Natural Gas Futures, Strike $7.00, Expiring 09/25/13	88,200

Total Call Options Purchased (Cost $29,156,563)		5,819,725

Principal Amount		Value

ASSET-BACKED SECURITIES — 5.7%
UNITED STATES — 5.7%
$8,000,000	GCO Education Loan Funding Trust, Series 2006-2A, Class A1AR, 1.49%, 08/27/46(f)	7,085,000
8,000,000	GCO Education Loan Funding Trust, Series 2006-2A, Class A3AR, 1.11%, 08/27/46(f)	7,085,000
9,450,000	SLM Student Loan Trust, Series 2002-7, Class A10, 2.15%, 03/15/28(f)	9,426,375

Old Westbury Funds, Inc.
Real Return Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount			Value

UNITED STATES (continued)
$9,800,000		SLM Student Loan Trust, Series 2002-7, Class A11, 2.14%, 03/15/28(f)	$9,775,500
2,650,000		SLM Student Loan Trust, Series 2002-7, Class A6, 2.50%, 03/15/28(f)	2,643,375
9,950,000		SLM Student Loan Trust, Series 2002-7, Class A7, 2.70%, 03/15/28(f)	9,925,125
11,650,000		SLM Student Loan Trust, Series 2002-7, Class A8, 1.95%, 03/15/28(f)	11,620,875
5,800,000		SLM Student Loan Trust, Series 2002-7, Class A9, 2.20%, 03/15/28(f)	5,785,500
3,350,000		SLM Student Loan Trust, Series 2003-2, Class A6, 2.65%, 09/15/28(f)	3,333,250
21,850,000		SLM Student Loan Trust, Series 2003-2, Class A7, 2.35%, 09/15/28(f)	21,740,750
9,000,000		SLM Student Loan Trust, Series 2003-2, Class A8, 2.25%, 09/15/28(f)	8,955,000
21,550,000		SLM Student Loan Trust, Series 2003-2, Class A9, 2.71%, 09/15/28(f)	21,442,250
4,000,000		SLM Student Loan Trust, Series 2003-5, Class A9, 2.71%, 06/17/30(f)	3,850,000

Total Asset-Backed Securities (Cost $119,387,228)			122,668,000

CORPORATE BONDS — 0.2%
UNITED STATES — 0.2%
Diversified Financials — 0.2%
1,015,000		General Electric Capital Corp., 0.38%, 12/21/12(f)	1,015,448
2,248,000		JPMorgan Chase & Co., 0.62%, 12/26/12(f)	2,249,875

Total Corporate Bonds (Cost $3,264,129)			3,265,323

GOVERNMENT BONDS — 19.6%
AUSTRALIA — 14.1%
94,000,000	(g)	Australia Government Bond, 6.08%, 08/20/20	190,311,585
62,000,000	(g)	New South Wales Treasury Corp., 4.06%, 11/20/20	84,324,343
20,000,000	(g)	New South Wales Treasury Corp., 3.07%, 11/20/25	27,464,236

			302,100,164

MEXICO — 5.5%
175,000,000	(g)	Mexican Udibonos, 2.00%, 06/09/22	67,580,818

Principal Amount			Value

MEXICO (continued)
$123,000,000	(g)	Mexican Udibonos, 2.50%, 12/10/20	$49,270,566

			116,851,384

Total Government Bonds (Cost $393,188,968)			418,951,548

U.S. GOVERNMENT AGENCIES — 11.2%
Federal Home Loan Bank — 11.2%
210,000,000		0.05%, 11/01/12(h)	210,000,000
6,000,000		0.09%, 11/19/12(h)	5,999,730
23,555,000		0.09%, 12/03/12(h)	23,553,116

Total U.S. Government Agencies (Cost $239,552,845)			239,552,846

U.S. GOVERNMENT SECURITIES — 33.0%
U.S. Treasury Bills — 18.4%
82,500,000		0.09%, 11/01/12(h)	82,500,000
46,000,000		0.11%, 11/01/12(h)	46,000,000
40,000,000		0.05%, 11/08/12(h)	39,999,611
115,000,000		0.09%, 11/08/12(h)	114,997,988
12,000,000		0.10%, 11/08/12(h)	11,999,767
20,000,000		0.09%, 11/15/12(h)	19,999,338
38,000,000		0.12%, 11/15/12(h)	37,998,290
40,000,000		0.12%, 11/15/12(h)	39,999,144

			393,494,138

U.S. Treasury Notes — 14.6%
101,875,000		2.13%, 01/15/19(i)	133,596,790
159,400,000		0.13%, 01/15/22(i)	177,427,891

			311,024,681

Total U.S. Government Securities (Cost $684,499,533)			704,518,819

Shares

CASH SWEEP — 3.9%
83,840,028		Citibank - US Dollars on Deposit in Custody Account, 0.02%(j)	83,840,028

Total Cash Sweep (Cost $83,840,028)			83,840,028

TOTAL INVESTMENTS — 101.5% (Cost $2,117,251,917)(a)			2,168,800,733
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.5)%			(31,872,568)

NET ASSETS — 100.0%			$2,136,928,165

Old Westbury Funds, Inc.
Real Return Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Contracts		Value

CALL OPTIONS WRITTEN — (0.1)%
Commodities — (0.1)%
(1,540)	Chicago Board of Trade Corn No. 2 Yellow, Strike $900.00, Expiring 06/21/13	$(1,501,500)
(6,900)	Chicago Board of Trade Corn No. 2 Yellow, Strike $900.00, Expiring 11/23/12	(129,375)

Total Call Options Written (Premiums received $(3,552,165))		$(1,630,875)

PUT OPTIONS WRITTEN — (1.5)%
Commodities — (1.5)%
(200)	New York Mercantile Exchange Natural Gas Futures, Strike $4.15, Expiring 03/25/13	(1,099,400)
(400)	New York Mercantile Exchange Natural Gas Futures, Strike $4.55, Expiring 03/25/13	(3,459,600)
(200)	New York Mercantile Exchange Natural Gas Futures, Strike $4.15, Expiring 04/25/13	(1,104,200)
(400)	New York Mercantile Exchange Natural Gas Futures, Strike $4.55, Expiring 04/25/13	(3,425,600)
(200)	New York Mercantile Exchange Natural Gas Futures, Strike $4.15, Expiring 05/28/13	(1,102,000)
(400)	New York Mercantile Exchange Natural Gas Futures, Strike $4.55, Expiring 05/28/13	(3,382,000)
(200)	New York Mercantile Exchange Natural Gas Futures, Strike $4.15, Expiring 06/25/13	(1,094,800)
(400)	New York Mercantile Exchange Natural Gas Futures, Strike $4.55, Expiring 06/25/13	(3,332,400)
(200)	New York Mercantile Exchange Natural Gas Futures, Strike $4.15, Expiring 07/26/13	(1,116,000)
(400)	New York Mercantile Exchange Natural Gas Futures, Strike $4.55, Expiring 07/26/13	(3,350,400)
(200)	New York Mercantile Exchange Natural Gas Futures, Strike $4.15, Expiring 08/27/13	(1,168,000)
(400)	New York Mercantile Exchange Natural Gas Futures, Strike $4.55, Expiring 08/27/13	(3,435,200)
(200)	New York Mercantile Exchange Natural Gas Futures, Strike $4.15, Expiring 09/25/13	(1,187,000)
(400)	New York Mercantile Exchange Natural Gas Futures, Strike $4.55, Expiring 09/25/13	(3,443,600)

Contracts		Value

Commodities (continued)
(1,000)	Chicago Board of Trade Corn No. 2 Yellow, Strike $650.00, Expiring 06/21/13	$(1,043,750)

Total Put Options Written (Premiums received $(13,437,000))		(32,743,950)

FUTURES CONTRACTS: SHORT POSITIONS

Contracts		Unrealized Appreciation/ (Depreciation)

800	London Metal Exchange Copper, December 2012	$25,417,500
600	NYB-ICE Cotton, March 2013	426,390
1,000	New York Mercantile Exchange Natural Gas, October 2013	(3,160,000)

	Net unrealized appreciation	$22,683,890

FUTURES CONTRACTS: LONG POSITIONS

Contracts		Unrealized Appreciation/ (Depreciation)

350	Eurex Mill Wheat, November 2012	$169,759
373	Chicago Board of Trade Corn, December 2012	(408,864)
190	Chicago Board of Trade Soybean Meal, December 2012	335,505
670	Chicago Board of Trade Soybean Oil, December 2012	(1,989,996)
1,070	COMEX Gold, December 2012	14,130,800
800	London Metal Exchange Copper, December 2012	(31,545,293)
600	NYB-ICE Cotton, December 2012	(710,340)
4,400	Eurex Mill Wheat, January 2013	2,028,617
2,077	Chicago Board of Trade Corn, March 2013	(5,745,299)
1,580	Chicago Board of Trade Soybean, March 2013	1,415,058
1,500	Kansas City Board of Trade Wheat, March 2013	(156,087)
1,000	Chicago Board of Trade Soybean Meal, May 2013	2,790,150
200	Chicago Board of Trade Soybean, November 2013	(61,688)
1,000	New York Mercantile Exchange Natural Gas, January 2014	4,811,250

	Net unrealized depreciation	$(14,936,428)

Net cash collateral of $78,532,463 for the open futures contracts is reflected in segregated cash for futures contracts in the Statements of Assets and Liabilities.

Old Westbury Funds, Inc.
Real Return Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Unrealized Appreciation/ (Depreciation)

SWAP AGREEMENTS (PURCHASED)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 01/31/14 (Underlying notional amount $1,053,500)(d)	$(251,055)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 02/28/14 (Underlying notional amount $1,053,500)(d)	(250,974)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 03/31/14 (Underlying notional amount $1,053,500)(d)	(250,883)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 04/30/14 (Underlying notional amount $1,053,500)(d)	(250,793)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 05/31/14 (Underlying notional amount $1,053,500)(d)	(250,698)

Unrealized Appreciation/ (Depreciation)

Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 06/30/14 (Underlying notional amount $1,053,500)(d)	$(250,604)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 07/31/14 (Underlying notional amount $1,053,500)(d)	(250,505)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 08/31/14 (Underlying notional amount $1,053,500)(d)	(250,404)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 09/30/14 (Underlying notional amount $1,053,500)(d)	(250,305)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 10/31/14 (Underlying notional amount $1,053,500)(d)	(250,200)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 11/30/12 (Underlying notional amount $254,750)(d)	92,030

Old Westbury Funds, Inc.
Real Return Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Unrealized Appreciation/ (Depreciation)

Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 11/30/14 (Underlying notional amount $1,053,500)(d)	$(250,081)
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 12/31/12 (Underlying notional amount $254,750)(d)	60,612
Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 12/31/14 (Underlying notional amount $1,053,500)(d)	(249,956)
Commodity Index Swap Agreement with Cargill, Inc. based on the Chicago Board of Trade (“CBOT”) Corn Index, receiving a fixed amount per bushel and paying the closing settlement price of CBOT December 2012 Corn Futures contracts on the termination date, expiring 11/27/12 (Underlying notional amount $78,734,490)	(3,158,651)
Commodity Index Swap Agreement with Cargill, Inc. based on the Chicago Board of Trade (“CBOT”) Corn Index, receiving a fixed amount per bushel and paying the closing settlement price of CBOT December 2013 Corn Futures contracts on the termination date, expiring 11/25/13 (Underlying notional amount $30,570,048)	1,252,173

Unrealized Appreciation/ (Depreciation)

Commodity Index Swap Agreement with Cargill, Inc. based on the European Climate Exchange (ECX) European Union Allowances Futures (EUA) paying a fixed amount per Metric Ton and receiving the closing settlement price of ECX December 2013 EUA Futures contracts on the termination date, expiring 12/16/13 (Underlying notional amount Euro 27,992,970)	$2,630,362
Commodity Index Swap Agreement with Cargill, Inc. based on the Intercontinental Exchange, Inc. (“ICE”) Cotton Index, receiving a fixed amount per pound and paying the closing settlement price of ICE December 2012 Cotton Futures contracts on the termination date, expiring 11/21/12 (Underlying notional amount $26,646,118)	(369,830)
Commodity Index Swap Agreement with Cargill, Inc. based on the Kansas City Board of Trade (“KCBT”) Wheat Index, paying a fixed amount per bushel and receiving the closing settlement price of KCBT December 2012 Wheat Futures contracts on the termination date, expiring 11/27/12 (Underlying notional amount $383,095,773)	(10,599,759)

$(13,099,521)

Unrealized Appreciation/ (Depreciation)

SWAP AGREEMENTS (WRITTEN)

Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 11/30/12 (Underlying notional amount $891,500)(d)	$(148,874)

Old Westbury Funds, Inc.
Real Return Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Unrealized Appreciation/ (Depreciation)

Commodity Index Swap Agreement with Cargill, Inc. based on the Baltic Capesize Freight Index (“BCI”) paying a fixed amount per day and receiving the arithmetic average of the rates for BCI Routes published by the Baltic Exchange, expiring 12/31/12 (Underlying notional amount $891,500)(d)	$(54,676)
Commodity Index Swap Agreement with Cargill, Inc. based on the Chicago Board of Trade (“CBOT”) Wheat Index, receiving a fixed amount per bushel and paying the closing settlement price of CBOT December 2012 Wheat Futures contracts on the termination date, expiring 11/27/12 (Underlying notional amount $372,399,058)	16,179,698
Commodity Index Swap Agreement with Cargill, Inc. based on the European Climate Exchange (ECX) European Union Allowances Futures (EUA) paying a fixed amount per Metric Ton and receiving the closing settlement price of ECX December 2013 EUA Futures contracts on the termination date, expiring 12/16/13 (Underlying notional amount Euro 25,691,203)	(5,602,370)
Commodity Index Swap Agreement with Cargill, Inc. based on the Intercontinental Exchange, Inc. (“ICE”) Cotton Index, receiving a fixed amount per pound and paying the closing settlement price of ICE March 2013 Cotton Futures contracts on the termination date, expiring 02/19/13 (Underlying notional amount $27,022,625)	251,240

$10,625,018

At October 31, 2012, the Real Return Fund held investments in restricted securities with a cost of $19,527,013 and aggregate value of $0, as follows:

Acquisition Cost	Issuer	Acquisition Date	10/31/12 Carrying Value Per Unit

$19,527,013	Brazil Ethanol, Inc.(b)(c)(d)(e)	03/15/07	$—

(a)	Cost for federal income tax purposes is $2,147,734,878 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$132,870,011
Unrealized depreciation	(156,473,108)

Net unrealized depreciation	$(23,603,097)

(b)	Non-income producing security.

(c)	Fair valued security under procedures established by the Fund’s Board of Directors. The cost of fair valued securities is $19,527,013 and the aggregate value is zero.

(d)	This security is considered either fully or partially illiquid. These securities, or portions thereof have a value of $56,185,181 or 2.63% of net assets.

(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The cost of the security is $19,527,013 and the aggregate value is zero.

(f)	Variable rate security. Rate shown is the rate as of October 31, 2012.

(g)	Investment in non-U.S. Dollars. Principal amount reflects local currency.

(h)	The rate represents the annualized yield at time of purchase.

(i)	Inflation protected security. Principal amount reflects original security face amount.

(j)	Rate shown represents current yield at October 31, 2012.

ADR — American Depositary Receipt
COMEX — Commodity Exchange, Inc.
ICE — Intercontinental Exchange
NYB — New York Board of Trade
REIT — Real Estate Investment Trust

Old Westbury Funds, Inc.
Fixed Income Fund
Portfolio of Investments	October 31, 2012

Principal Amount		Value

CORPORATE BONDS — 43.8%
Banks — 11.3%
$3,800,000	Bank of America Corp., 4.50%, 04/01/15	$4,070,176
65,000	Bank of America Corp. MTN, 3.63%, 03/17/16	69,109
3,000,000	Bank of Montreal, 2.63%, 01/25/16(b)	3,189,300
540,000	Bank of New York Mellon Corp. (The), 4.30%, 05/15/14	570,978
1,000,000	Canadian Imperial Bank of Commerce Canada, 2.60%, 07/02/15(b)	1,054,000
6,000	Citigroup, Inc., 5.13%, 05/05/14	6,350
1,600,000	Citigroup, Inc., 4.59%, 12/15/15	1,745,477
5,000,000	Commonwealth Bank of Australia, 2.70%, 11/25/14(b)	5,222,700
5,000,000	Commonwealth Bank of Australia, 3.25%, 03/17/16(b)	5,275,150
2,000,000	Commonwealth Bank of Australia, 2.25%, 03/16/17(b)	2,088,400
2,340,000	Credit Suisse New York MTN, 3.50%, 03/23/15	2,475,711
1,175,000	Deutsche Bank AG, 3.45%, 03/30/15	1,243,033
1,350,000	Deutsche Bank AG, 3.25%, 01/11/16	1,432,040
1,045,000	European Investment Bank MTN, 1.25%, 02/14/14	1,057,101
500,000	HSBC Bank Plc, 3.10%, 05/24/16(b)	529,090
870,000	JPMorgan Chase & Co., 3.40%, 06/24/15	921,142
7,285,000	JPMorgan Chase & Co., 3.15%, 07/05/16	7,713,526
380,000	JPMorgan Chase & Co., 2.00%, 08/15/17	384,071
1,000,000	JPMorgan Chase & Co. MTN, 1.10%, 10/15/15	998,844
300,000	KFW, 3.50%, 03/10/14	312,693
6,115,000	KFW, 1.25%, 02/15/17	6,239,667
300,000	Royal Bank of Canada MTN, 1.15%, 03/13/15	304,737
5,000,000	Standard Chartered Plc, 3.85%, 04/27/15(b)	5,287,240
300,000	Wells Fargo & Co. MTN, 1.25%, 02/13/15	303,474

Principal Amount		Value

Banks (continued)
$3,000,000	Westpac Banking Corp., 2.90%, 09/10/14(b)	$3,131,700

		55,625,709

Consumer Discretionary — 0.9%
2,000,000	Cargill, Inc., 1.90%, 03/01/17(b)	2,040,516
1,000,000	Cornell University, 4.35%, 02/01/14	1,047,770
200,000	Dartmouth College, 4.75%, 06/01/19	235,193
1,000,000	Snap-On, Inc., 5.85%, 03/01/14	1,051,777

		4,375,256

Consumer Staples — 3.0%
1,070,000	Coca-Cola Co. (The), 1.50%, 11/15/15	1,099,502
500,000	Coca-Cola Co. (The), 1.80%, 09/01/16	518,495
500,000	Heineken NV, 1.40%, 10/01/17(b)	502,249
5,665,000	PepsiCo, Inc., 1.25%, 08/13/17	5,742,758
2,085,000	Procter & Gamble Co. (The), 3.50%, 02/15/15	2,221,572
1,500,000	Unilever Capital Corp., 3.65%, 02/15/14	1,563,540
580,000	Wal-Mart Stores, Inc., 3.20%, 05/15/14	604,574
2,500,000	Wal-Mart Stores, Inc., 1.50%, 10/25/15	2,569,173

		14,821,863

Diversified Financials — 11.1%
40,000	American Express Credit Corp. MTN, 5.13%, 08/25/14	43,181
20,000	American Express Credit Corp. MTN, 2.75%, 09/15/15	21,083
3,520,000	American Express Credit Corp. MTN, 2.38%, 03/24/17	3,701,583
15,000	American Express Credit Corp., Series C, 7.30%, 08/20/13	15,806
1,000,000	American Honda Finance Corp., 2.50%, 09/21/15(b)	1,035,506
1,000,000	American Honda Finance Corp., 2.13%, 02/28/17(b)	1,028,353
1,425,000	BB&T Corp. MTN, 3.20%, 03/15/16	1,525,209

Old Westbury Funds, Inc.
Fixed Income Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount		Value

Diversified Financials (continued)
$6,390,000	BB&T Corp. MTN, 2.15%, 03/22/17	$6,639,408
8,000	Bear Stearns Cos. LLC (The), 5.70%, 11/15/14	8,749
4,000,000	CME Group Index Services LLC, 4.40%, 03/15/18(b)	4,475,928
40,000	Credit Suisse USA, Inc., 5.13%, 01/15/14	41,878
3,000,000	Daimler Finance North America LLC, 2.63%, 09/15/16(b)	3,130,146
1,455,000	Eksportfinans A/S, 3.00%, 11/17/14	1,444,088
2,205,000	Eksportfinans A/S, 2.00%, 09/15/15	2,094,750
180,000	Eksportfinans A/S, 2.38%, 05/25/16	169,649
500,000	Enel Finance International SA, 3.88%, 10/07/14(b)	515,875
2,000,000	FMR LLC, 5.35%, 11/15/21(b)	2,328,690
1,500,000	Ford Motor Credit Co. LLC, 4.21%, 04/15/16	1,597,523
20,000	General Electric Capital Corp, 2.95%, 05/09/16	21,161
9,315,000	General Electric Capital Corp, 2.90%, 01/09/17	9,862,452
950,000	General Electric Capital Corp. MTN, 3.50%, 06/29/15	1,008,094
10,000	General Electric Capital Corp. MTN, 5.38%, 10/20/16	11,515
1,400,000	General Electric Capital Corp. MTN, 2.30%, 04/27/17	1,446,172
10,000	Goldman Sachs Group, Inc. (The), 5.50%, 11/15/14	10,839
300,000	Goldman Sachs Group, Inc. (The), 5.13%, 01/15/15	323,586
3,000,000	Goldman Sachs Group, Inc. (The), 3.30%, 05/03/15	3,133,227
3,000,000	Goldman Sachs Group, Inc. (The), 3.63%, 02/07/16	3,175,728
2,555,000	PNC Funding Corp., 3.00%, 05/19/14	2,648,986
50,000	PNC Funding Corp., 3.63%, 02/08/15	53,352
300,000	Toyota Motor Credit Corp. MTN, 1.00%, 02/17/15	302,546

Principal Amount		Value

Diversified Financials (continued)
$1,775,000	Toyota Motor Credit Corp. MTN, 2.80%, 01/11/16	$1,875,706
1,000,000	USAA Capital Corp., 1.05%, 09/30/14(b)	1,005,183

		54,695,952

Energy — 2.6%
20,000	Occidental Petroleum Corp, 1.75%, 02/15/17	20,682
1,700,000	Occidental Petroleum Corp., 4.13%, 06/01/16	1,899,619
5,000,000	Petroleos Mexicanos, 1.95%, 12/20/22	5,090,700
1,000,000	Schlumberger Investment SA, 1.25%, 08/01/17(b)	1,001,602
1,000,000	Schlumberger Norge AS, 1.95%, 09/14/16(b)	1,027,998
3,445,000	Shell International Finance BV, 4.00%, 03/21/14	3,616,444
90,000	Shell International Finance BV, 3.10%, 06/28/15	96,072

		12,753,117

Health Care — 4.4%
820,000	Celgene Corp., 2.45%, 10/15/15	854,898
1,000,000	CR Bard, Inc., 1.38%, 01/15/18	1,006,506
570,000	Express Scripts Holding Co., 6.25%, 06/15/14	619,286
1,000,000	Express Scripts Holding Co., 2.65%, 02/15/17(b)	1,043,867
3,035,000	Johnson & Johnson, 2.15%, 05/15/16	3,183,196
500,000	McKesson Corp., 6.50%, 02/15/14	535,585
500,000	Medco Health Solutions, Inc., 2.75%, 09/15/15	522,738
29,000	Medtronic, Inc., 3.00%, 03/15/15	30,559
1,660,000	Novartis Capital Corp., 4.13%, 02/10/14	1,736,194
4,570,000	Roche Holdings, Inc., 5.00%, 03/01/14(b)	4,825,952
5,000,000	Takeda Pharmaceutical Co. Ltd., 1.63%, 03/17/17(b)	5,071,500
675,000	Thermo Fisher Scientific, Inc., 3.25%, 11/20/14	707,930
1,000,000	UnitedHealth Group, Inc., 1.40%, 10/15/17	1,006,450
625,000	Watson Pharmaceuticals, Inc., 1.88%, 10/01/17	633,519

		21,778,180

Old Westbury Funds, Inc.
Fixed Income Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount		Value

Industrials — 2.3%
$3,500,000	3M Co. MTN, 1.00%, 06/26/17	$3,513,481
3,500,000	ADT Corp. (The), 2.25%, 07/15/17(b)	3,528,770
3,000,000	BAE Systems Plc, 3.50%, 10/11/16(b)	3,191,037
500,000	Federal Express Corp. 2012 Pass Through Trust, 2.63%, 01/15/18(b)	503,991
188,000	Tyco International Finance SA, 3.38%, 10/15/15	200,301
80,000	United Parcel Service, Inc., 3.88%, 04/01/14	83,979

		11,021,559

Information Technology — 1.8%
3,165,000	Cisco Systems, Inc., 1.63%, 03/14/14	3,217,248
2,150,000	Fiserv, Inc., 3.13%, 06/15/16	2,263,415
600,000	International Business Machines Corp., 1.95%, 07/22/16	627,107
1,900,000	National Semiconductor Corp., 6.60%, 06/15/17	2,358,396
300,000	Texas Instruments, Inc., 1.38%, 05/15/14	304,289
30,000	Texas Instruments, Inc., 2.38%, 05/16/16	31,572

		8,802,027

Insurance — 2.1%
3,990,000	Berkshire Hathaway Finance Corp, 2.45%, 12/15/15	4,200,708
815,000	Berkshire Hathaway, Inc., 1.90%, 01/31/17	840,368
5,000,000	New York Life Global Funding, 1.65%, 05/15/17(b)	5,095,530

		10,136,606

Materials — 2.3%
2,000,000	Air Products & Chemicals, Inc., 1.20%, 10/15/17	2,008,142
630,000	Airgas, Inc., 2.85%, 10/01/13	640,850
630,000	Airgas, Inc., 4.50%, 09/15/14	668,322
1,005,000	Airgas, Inc., 2.95%, 06/15/16	1,060,933
1,500,000	Anglo American Capital Plc, 2.15%, 09/27/13(b)	1,510,950
1,250,000	Dow Chemical Co. (The), 5.90%, 02/15/15	1,391,180

Principal Amount		Value

Materials (continued)
$2,710,000	Dow Chemical Co. (The), 2.50%, 02/15/16	$2,833,132
1,000,000	International Paper Co., 9.38%, 05/15/19	1,376,373

		11,489,882

Telecommunication Services — 0.9%
4,000,000	America Movil Sab de CV, 2.38%, 09/08/16	4,181,292

Utilities — 1.1%
1,575,000	Dominion Resources, Inc., Series F, 5.25%, 08/01/33	1,830,136
1,000,000	Duke Energy Corp., 1.63%, 08/15/17	1,007,350
2,485,000	NextEra Energy Capital Holdings, Inc., 2.60%, 09/01/15	2,586,870

		5,424,356

Total Corporate Bonds (Cost $207,240,091)		215,105,799

ASSET-BACKED SECURITIES — 2.1%
UNITED STATES — 2.1%
11,850,000	GCO Education Loan Funding Trust, Series 2006-2A, Class A2AR, 1.43%, 08/27/46(c)	10,494,656

Total Asset-Backed Securities (Cost $10,501,534)		10,494,656

MUNICIPAL BONDS — 7.7%
California — 1.0%
3,850,000	Southern California Public Power Authority Refunding Revenue Bonds, Series B (AGM) 6.93%, 05/15/17	4,842,646

District Of Columbia — 0.5%
1,000,000	District of Columbia Build America Bonds GO 3.64%, 06/01/15	1,069,560
1,310,000	District of Columbia Build America Bonds GO 4.16%, 06/01/16	1,447,262

		2,516,822

Georgia — 0.7%
3,085,000	State of Georgia Taxable School Improvement GO, Series C-3 2.59%, 10/01/17	3,314,617

Old Westbury Funds, Inc.
Fixed Income Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount		Value

Illinois — 0.5%
$2,600,000	State of Illinois Public Improvements Revenue Bonds 1.56%, 06/15/17	$2,610,088

Maine — 0.1%
465,000	State of Maine General Purpose GO, 4.34%, 05/15/13	474,435

Maryland — 0.0%
5,000	State of Maryland Recreational Facilities Improvements COP, Series A 2.52%, 09/01/14	5,152
180,000	State of Maryland Recreational Facility Improvements COP, Series A 2.92%, 09/01/15	189,277

		194,429

Michigan — 0.2%
1,095,000	University of Michigan University and College Improvement Build America Revenue Bonds 1.75%, 04/01/15	1,122,747

Minnesota — 0.1%
40,000	Duluth Independent School District No. 709 Build America Bonds COP (School District Credit) 3.50%, 02/01/15	41,990
605,000	Duluth Independent School District No. 709 Build America Bonds COP (School District Credit) 4.00%, 02/01/16	650,641

		692,631

New Jersey — 1.4%
1,500,000	County of Monmouth Build America Bonds GO 3.75%, 11/01/16	1,645,470
1,000,000	Morris County Improvement Authority Renewable Energy Revenue Bonds 1.90%, 06/15/15	1,012,980
100,000	Morris County Improvement Authority Renewable Energy Revenue Bonds 2.27%, 06/15/16	102,085

Principal Amount		Value

New Jersey (continued)
$2,050,000	New Jersey Economic Development Authority Refunding Revenue Bonds 3.50%, 06/15/15	$2,143,296
1,515,000	New Jersey Economic Development Authority Refunding Revenue Bonds (State Appropriation) 3.61%, 09/01/14	1,586,266
160,000	New Jersey Economic Development Authority School Improvement Revenue Bonds, Series FF 3.17%, 09/01/14	164,139

		6,654,236

New York — 0.9%
2,520,000	Metropolitan Transportation Authority Highway Toll Build America Revenue Bonds 4.28%, 11/15/16	2,756,779
95,000	New York State Dormitory Authority University & College Improvements Revenue Bonds, Series G 2.83%, 03/15/16	100,813
360,000	New York State Urban Development Corp. State Personal Income Tax Revenue Bonds, Series A-2 5.64%, 12/15/13	362,552
1,075,000	New York State Urban Development Corp. State Personal Income Tax Revenue Bonds, Series A-2 (AGM) 4.65%, 12/15/13	1,121,967

		4,342,111

North Carolina — 0.0%
100,000	County of Forsyth Property Improvement GO, Series B, OID 4.25%, 03/01/13	101,317

Ohio — 0.6%
2,115,000	Ohio State Build America Revenue Bonds, Series 2 3.64%, 06/15/16	2,281,451
755,000	Ohio State Taxable Advanced Energy Revenue Bonds 4.45%, 04/01/16	820,670

		3,102,121

Old Westbury Funds, Inc.
Fixed Income Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount		Value

Oregon — 0.1%
$500,000	State of Oregon University and College Improvements GO, Series B 2.22%, 08/01/13	$504,435

South Carolina — 0.3%
1,050,000	State of South Carolina Refunding GO, Series A 5.00%, 06/01/17	1,254,383

Washington — 1.3%
6,000,000	Energy Northwest Nuclear Power Plants Revenue Bonds, Series E 2.15%, 07/01/18	6,210,300

Total Municipal Bonds (Cost $36,310,410)		37,937,318

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.4%
$1,986,725	Freddie Mac Mortgage-Linked Amortizing Notes, 2.06%, 01/15/22	2,029,533

$4,605,061	JPMorgan Tax Exempt Pass Through Trust, Series 2012-AMT1, Class A, 3.00%, 01/27/38(b)	4,739,382

Total Collateralized Mortgage Obligations
(Cost $6,706,143)		6,768,915

U.S. GOVERNMENT AGENCIES — 11.4%
Fannie Mae — 3.0%
3,750,000	5.00%, 03/02/15	4,153,166
2,705,000	5.00%, 04/15/15	3,009,778
200,000	1.63%, 10/26/15	206,973
85,000	2.25%, 03/15/16	89,817
1,000,000	1.13%, 04/27/17	1,016,852
6,069,000	0.88%, 08/28/17	6,094,362
4,966	7.50%, 08/01/25	5,912

		14,576,860

Federal Farm Credit Bank — 0.0%
105,000	3.00%, 09/22/14	110,361
90,000	4.88%, 12/16/15	102,677

		213,038

Federal Home Loan Bank — 1.6%
589,258	5.27%, 12/28/12	592,922
15,000	4.25%, 06/14/13	15,375
75,000	5.38%, 06/14/13	77,397
210,000	5.50%, 12/11/13	222,254
825,000	3.25%, 09/12/14	869,737

Principal Amount		Value

Federal Home Loan Bank (continued)
$870,000	5.25%, 09/12/14	$948,286
2,220,000	4.75%, 11/14/14	2,418,304
895,000	2.75%, 12/12/14	940,754
200,000	4.50%, 02/18/15	218,249
275,000	2.75%, 03/13/15	290,365
140,000	3.50%, 03/13/15	150,294
500,000	4.88%, 06/12/15	558,012
65,000	5.00%, 12/11/15	73,987
150,000	5.00%, 12/21/15	170,994
100,000	3.50%, 12/09/16	110,967

		7,657,897

Freddie Mac — 2.2%
400,000	5.00%, 11/13/14	436,168
300,000	2.88%, 02/09/15	317,005
1,400,000	1.00%, 06/29/17	1,413,518
8,500,000	1.00%, 07/28/17	8,588,740

		10,755,431

Ginnie Mae — 0.0%
40,673	8.50%, 10/15/17	43,788
379	9.00%, 02/15/20	384

		44,172

Overseas Private Investment Corp. — 2.1%
8,981,237	5.14%, 12/15/23	10,540,649

		10,540,649

Private Export Funding Corp. — 1.2%
105,000	4.55%, 05/15/15	116,008
1,400,000	4.95%, 11/15/15	1,584,086
3,000,000	5.00%, 12/15/16	3,497,490
500,000	2.25%, 12/15/17	532,529

		5,730,113

Small Business Administration — 1.1%
993,928	4.73%, 02/10/19	1,075,022
1,615,969	4.11%, 03/10/20	1,707,606
2,578,639	4.08%, 03/10/21	2,812,726

		5,595,354

Tennessee Valley Authority — 0.2%
110,000	4.75%, 08/01/13	113,635

Old Westbury Funds, Inc.
Fixed Income Fund
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Principal Amount		Value

Tennessee Valley Authority (continued)
$725,000	6.25%, 12/15/17	$919,777

		1,033,412

Total U.S. Government Agencies (Cost $52,963,774)		56,146,926

U.S. GOVERNMENT SECURITIES — 30.5%
U.S. Treasury Notes — 30.5%
70,968,000	2.63%, 01/31/18	77,732,102
12,832,000	2.38%, 06/30/18	13,907,681
7,455,000	1.13%, 05/31/19	7,491,694
47,920,000	2.13%, 08/15/21	50,424,587

Total U.S. Government Securities (Cost $146,714,632)		149,556,064

GOVERNMENT BONDS — 2.3%
CANADA — 0.9%
500,000	Canada Government International Bond, 0.88%, 02/14/17	503,949
430,000	Hydro Quebec, 2.00%, 06/30/16	449,307
230,000	Province of Ontario Canada, 2.70%, 06/16/15	242,694
2,875,000	Province of Ontario Canada, 2.30%, 05/10/16	3,031,113

		4,227,063

EGYPT — 0.2%
1,000,000	Egypt Government Aid Bonds, 4.45%, 09/15/15	1,112,670

FRANCE — 0.2%
1,000,000	Societe Financement de L’economie Francaise, 2.88%, 09/22/14(b)	1,043,598

GERMANY — 0.2%
1,000,000	Norddeutsche Landesbank Girozentrale, 0.88%, 10/16/15(b)	1,000,300

JAPAN — 0.4%
2,000,000	Development Bank of Japan, 1.63%, 10/05/16(b)	2,066,669

SOUTH KOREA — 0.3%
1,400,000	Export-Import Bank of Korea, 4.00%, 01/11/17	1,531,544

Principal Amount		Value

UNITED KINGDOM — 0.1%
$500,000	Bank of England, 1.38%, 03/07/14(b)	$507,115

Total Government Bonds (Cost $10,987,132)		11,488,959

Shares

INVESTMENT COMPANY — 0.2%
922,300	SEI Daily Income Trust Government II Fund, Class A, 0.01%(d)	922,300

Total Investment Company (Cost $922,300)		922,300

TOTAL INVESTMENTS — 99.4%
(Cost $472,346,016)(a)		$488,420,937

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		2,890,339

NET ASSETS — 100.0%		$491,311,276

(a)	Cost for federal income tax purposes is $474,741,542 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$16,208,749
Unrealized depreciation	(2,529,354)

Net unrealized appreciation	$13,679,395

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. The aggregate value of these securities is $77,998,285 which is 15.9% of net assets.

(c)	Variable rate security. Rate shown is the rate as of October 31, 2012.

(d)	Rate shown represents current yield at October 31, 2012.

AGM — Assured Guaranty Municipal Corp.
COP — Certificates of Participation
GO — General Obligations
MTN — Medium Term Note
OID — Original Issue Discount

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments	October 31, 2012

Principal Amount		Value

MUNICIPAL BONDS — 98.5%
Alabama — 0.5%
$1,000,000	Huntsville-Redstone Village Special Care Facilities Financing Authority Revenue Bonds, Series A, OID, 8.13%, 12/01/26(b)	$1,015,660
3,825,000	Montgomery Water Works & Sanitary Sewer Board Refunding Revenue Bonds, 5.00%, 03/01/22	4,837,286

		5,852,946

Arizona — 1.0%
350,000	Arizona State Board of Regents Revenue Bonds, Series 2008-C, OID, 5.88%, 07/01/24	416,807
2,360,000	Arizona State Board of Regents Revenue Bonds, Series C, 5.00%, 07/01/17	2,773,047
800,000	Arizona State Transportation Board Grant Anticipation Refunding Revenue Bonds, Series A, 5.00%, 07/01/14	861,216
2,000,000	City of Tempe Water Utility Improvement GO, Series A, 4.50%, 07/01/24	2,196,860
200,000	Maricopa County Community College District GO, Series C, 5.00%, 07/01/20	243,893
3,300,000	Phoenix Civic Improvement Corp. Refunding Revenue Bonds, 5.00%, 07/01/20	4,073,223

		10,565,046

California — 5.4%
2,340,000	California State University System Wide Refunding Revenue Bonds, Series A, 5.00%, 11/01/19	2,895,493
5,900,000	City of Los Angeles Solid Waste Resources Revenue Bonds, Series A, 5.00%, 02/01/20	7,082,537
10,000,000	City of Los Angeles Wastewater System Refunding Revenue Bonds, Sub-Series B, 5.00%, 06/01/23	12,553,000
250,000	Golden State Tobacco Securitization Corp. Enhanced Asset-Backed Revenue Bonds, Series B, OID, 5.63%, 06/01/13(b)	257,753

Principal Amount		Value

California (continued)
$450,000	Golden State Tobacco Securitization Corp. Enhanced-Asset Backed Revenue Bonds, Series 2003 A1, OID, 6.75%, 06/01/13(b)	$466,847
720,000	Golden State Tobacco Securitization Corp. Enhanced-Asset Backed Revenue Bonds, Series B, OID, 5.50%, 06/01/13(b)	741,809
720,000	Golden State Tobacco Securitization Corp. Enhanced-Asset Backed Revenue Bonds, Series B, OID, 5.50%, 06/01/13(b)	741,809
3,450,000	Golden State Tobacco Securitization Corp. Enhanced-Asset Backed Revenue Bonds, Series B, OID, 5.63%, 06/01/13(b)(c)	3,556,985
305,000	Golden State Tobacco Securitization Corp. Enhanced-Asset Backed Revenue Bonds, Series B, OID, (AMBAC), 5.00%, 06/01/13(b)(c)	313,369
220,000	Golden State Tobacco Securitization Corp. Enhanced-Asset Backed Revenue Bonds, Series B, OID, (AMBAC), 5.00%, 06/01/13(b)	226,037
5,000,000	Golden State Tobacco Securitization Corp. Enhanced-Asset Backed Revenue Bonds, Series B, OID, (XLCA-ICR), 5.50%, 06/01/13(b)	5,151,450
100,000	Huntington Beach Public Financing Authority Refunding Revenue Bonds, 4.00%, 09/01/18	114,307
1,035,000	Los Rios Community College District 2002 Election GO, Series D, 5.25%, 08/01/23	1,221,021
9,985,000	Southern California Public Power Authority Magnolia Power Project Refunding Revenue Bonds, (Wells Fargo Bank), 0.20%, 07/01/36(d)	9,985,000

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

California (continued)
$10,000,000	State of California Refunding GO, Series A, (State GTY), 5.00%, 07/01/22	$11,482,700
2,120,000	University of California Regents Medical Center Refunding Revenue Bonds, Series G, 4.00%, 05/15/14	2,234,120

		59,024,237

Colorado — 0.4%
2,000,000	El Paso County School District No 38 Lewis-Palmer Refunding GO (State Aid Withholding), 4.00%, 12/01/17	2,287,480
1,800,000	University of Colorado Refunding Revenue Bonds, Series A (NATL-RE), 4.50%, 06/01/21	2,024,172

		4,311,652

Connecticut — 2.4%
4,700,000	Connecticut State Health & Educational Facility Authority Revenue Bonds, Series A-4, 2.50%, 07/01/49(d)	4,900,972
8,800,000	Connecticut State Health & Educational Facility Authority Revenue Bonds, Series T-2, 0.19%, 07/01/29(d)	8,800,000
170,000	State of Connecticut Public Improvement GO, Series C, 4.50%, 11/01/12	169,999
4,490,000	State of Connecticut Special Tax Refunding Revenue Bonds, 2.00%, 11/01/12	4,490,000
8,290,000	State of Connecticut Special Tax Refunding Revenue Bonds, 2.00%, 11/01/13	8,432,339

		26,793,310

District Of Columbia — 0.3%
2,250,000	District of Columbia Refunding Revenue Bonds, Series A, 5.00%, 12/01/20	2,838,780

Florida — 4.2%
3,000,000	Florida State Board of Education Capital Outlay GO, Series E, 4.60%, 06/01/23	3,295,530
900,000	Florida State Board of Education Lottery Refunding Revenue Bonds, Series A, 5.00%, 07/01/18	1,093,590

Principal Amount		Value

Florida (continued)
$6,000,000	Florida State Board of Education Lottery Refunding Revenue Bonds, Series D, 5.00%, 07/01/14	$6,454,920
8,575,000	Florida State Board of Education Lottery Revenue Bonds, Series A, OID, 5.50%, 07/01/27	9,885,174
1,150,000	Florida State Board of Education Lottery Revenue Bonds, Series B, (NATL-RE), 5.00%, 07/01/13	1,185,915
4,165,000	Florida State Board of Governors Refunding Revenue Bonds, Series A, 5.00%, 07/01/16	4,816,781
1,790,000	Florida State Board of Governors Refunding Revenue Bonds, Series A, 5.00%, 07/01/17	2,129,259
250,000	Hillsborough County Community Investment Tax Revenue Bonds, (AMBAC), 5.00%, 11/01/13	260,855
1,065,000	Hillsborough County Community Investment Tax Revenue Bonds, (AMBAC), 5.00%, 11/01/16	1,233,888
9,700,000	JEA Florida Water & Sewer System Refunding Revenue Bonds, Sub-Series B-1, 0.20%, 10/01/36(d)	9,700,000
450,000	Miami-Dade County Water & Sewer Refunding Revenue Bonds, (XLCA), 5.00%, 10/01/18	532,400
2,000,000	Miami-Dade County Water & Sewer Refunding Revenue Bonds, (XLCA), 5.00%, 10/01/19	2,311,380
1,800,000	Miami-Dade County Water & Sewer Refunding Revenue Bonds, Series B, (AGM), 5.25%, 10/01/16	2,090,772
500,000	Palm Beach County Revenue Bonds, Series 2, OID, 5.25%, 11/01/25	587,585

		45,578,049

Georgia — 3.7%
10,000,000	Bartow County School District School Improvement GO, Series A, (State Aid Withholding), 4.00%, 10/01/15	10,929,300

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

Georgia (continued)
$2,000,000	County of Fulton Water & Sewer Refunding Revenue Bonds, 5.00%, 01/01/17	$2,333,700
1,000,000	County of Fulton Water & Sewer Refunding Revenue Bonds, 5.00%, 01/01/18	1,196,050
1,250,000	Georgia State Road & Tollway Authority Federal Highway Grant Antic Buildings Revenue Bonds, Series A, 5.00%, 06/01/18	1,524,113
5,000,000	Georgia State Road & Tollway Authority Highway Improvement Revenue Bonds, Series A, 5.00%, 06/01/20	6,101,800
2,185,000	Georgia State Road & Tollway Authority Refunding Revenue Bonds, Series B, (State GTY), 5.00%, 10/01/19	2,751,811
525,000	Gwinnett County Development Authority Refunding COP, Gwinnett Development Schools Project, (NATL-RE), 5.00%, 01/01/15	567,320
630,000	Gwinnett County Development Authority Refunding COP, Gwinnett Development Schools Project, (NATL-RE), 5.25%, 01/01/17	727,019
7,500,000	Private Colleges & Universities Authority Refunding Revenue Bonds, Series B-2, 0.19%, 09/01/35(d)	7,500,000
1,925,000	State of Georgia Refunding GO, Series E-2, 4.00%, 09/01/18	2,267,515
2,860,000	State of Georgia Refunding GO, Series E-2, 4.00%, 09/01/19	3,409,864
1,500,000	State of Georgia School Improvement GO, Series B, 5.00%, 01/01/18	1,824,330

		41,132,822

Hawaii — 1.0%
8,000,000	City & County of Honolulu Public Improvements GO, Series B, 5.00%, 11/01/19	9,953,280
400,000	State of Hawaii Refunding GO, Series DY, 5.00%, 02/01/18	483,279

		10,436,559

Principal Amount		Value

Illinois — 1.3%
$3,540,000	Chicago Park District Refunding GO, Series C, (AMBAC), 5.00%, 01/01/23	$3,747,161
900,000	Chicago Transit Authority Federal Transit Revenue Bonds, (AMBAC), 5.00%, 06/01/21	1,006,569
1,345,000	City of Champaign Parking Facilities Improvements GO, Series 2008, 5.00%, 12/15/17	1,560,563
125,000	City of Chicago Refunding GO, OID, Series B (AMBAC), 5.13%, 01/01/14(b)	131,861
375,000	City of Chicago Refunding GO, OID, Series B (AMBAC), 5.13%, 01/01/15	404,719
1,000,000	Cook County Community College District No. 524 Moraine Valley GO, Series B, (NATL-RE), 5.00%, 12/01/25	1,215,020
3,500,000	State of Illinois Public Improvement Refunding Revenue Bonds, 5.00%, 06/15/18	4,240,740
780,000	University of Illinois College Improvement Revenue Bonds, Series A, 5.00%, 04/01/21	953,449
945,000	University of Illinois College Improvement Revenue Bonds, Series A, 5.00%, 04/01/22	1,138,177

		14,398,259

Indiana — 2.0%
580,000	Anderson School Building Corp., First Mortgage Refunding Revenue Bonds, (AGM, State Aid Withholding), 5.00%, 01/15/16	648,278
1,050,000	Avon Community School Building Corp., First Mortgage Refunding and Improvement Revenue Bonds, (AMBAC, State Aid Withholding), 5.00%, 07/15/16	1,197,021
650,000	Avon Community School Building Corp., First Mortgage Refunding and Improvement Revenue Bonds, (AMBAC, State Aid Withholding), 5.00%, 01/15/17	747,851

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

Indiana (continued)
$650,000	Decatur Township Marion County Multi-School Building Corp., First Mortgage Revenue Bonds, Series B, (AGM, State Aid Withholding), 5.00%, 07/15/18	$740,714
490,000	East Noble Facilities School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, State Aid Withholding), 5.00%, 07/15/16	554,994
510,000	Evansville Vanderburgh Public Library Leasing Corp., First Mortgage Refunding Revenue Bonds, (AMBAC), 5.25%, 07/15/17	565,167
1,070,000	Griffith Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (AGM, State Aid Withholding), 5.00%, 01/15/22	1,171,190
905,000	Hammond School Building Corp., First Mortgage Revenue Bonds, (NATL-RE), 5.00%, 07/15/23	973,110
1,000,000	IPS Multi-School Building Corp., First Mortgage School Improvement Revenue Bonds, (NATL-RE), 5.00%, 01/15/13	1,008,930
500,000	Plainfield Elementary School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding), 5.00%, 07/15/18	552,769
715,000	Portage Township Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding), 5.00%, 01/15/16	798,691
735,000	Portage Township Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding), 5.00%, 07/15/16	826,824
570,000	Portage Township Multi-School Building Corp., First Mortgage Refunding Revenue Bonds, (NATL-RE, School Board Resolution Funding), 5.00%, 07/15/17	655,067

Principal Amount		Value

Indiana (continued)
$800,000	Purdue University Refunding Revenue Bonds, Series A, 5.00%, 07/01/23	$989,856
2,585,000	Purdue University Student Fee Refunding Revenue Bonds, Series Z-1, 5.00%, 07/01/14	2,784,148
3,000,000	Purdue University Student Fee Refunding Revenue Bonds, Series Z-1, 5.00%, 07/01/15	3,366,690
200,000	Tippecanoe County Governmental Building Corp., First Mortgage Revenue Bonds, OID, (NATL-RE, FGIC), 5.00%, 01/15/19	203,859
700,000	Tippecanoe County Middle School Building Corp. First Mortgage Refunding Revenue Bonds, (State Aid Withholding), 4.00%, 01/15/14	729,049
1,000,000	Tippecanoe County Middle School Building Corp. First Mortgage Refunding Revenue Bonds, (State Aid Withholding), 4.00%, 01/15/15	1,061,350
765,000	Vigo County School Building Corp., First Mortgage Refunding Revenue Bonds, (AGM, State Aid Withholding), 5.00%, 01/10/16	859,263
1,000,000	Warsaw Multi-School Building Corp. Revenue Bonds, Series B (State Aid Withholding), 5.75%, 07/15/26	1,145,810
175,000	Wayne Township School Building Corp., Marion County First Mortgage Revenue Bonds, (NATL-RE, School Board Resolution Funding), 5.00%, 01/15/15	188,841

		21,769,472

Iowa — 0.2%
2,000,000	Iowa Finance Authority Water Utilities Improvements Revenue Bonds, 5.00%, 08/01/20	2,527,960

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

Kansas — 0.5%
$5,700,000	Kansas State Department of Transportation Refunding Revenue Bonds, Series C-3, 0.19%, 09/01/19(d)	$5,700,000

Kentucky — 0.1%
1,000,000	Kentucky State Property & Buildings Commission Revenue Bonds, Project No. 88, (NATL-RE, FGIC), 5.00%, 11/01/15	1,127,600

Louisiana — 0.5%
2,000,000	Louisiana Public Facilities Authority Hurricane Recovery Program Revenue Bonds, (AMBAC), 5.00%, 06/01/16	2,224,100
2,500,000	State of Louisiana Gasoline & Fuels Tax Refunding Revenue Bonds, Series A-1, 5.00%, 05/01/20	3,107,625

		5,331,725

Maine — 0.2%
115,000	Maine Health & Higher Educational Facilities Authority Refunding Revenue Bonds, Series B, (AMBAC, State Resolution Funding GTY), 5.00%, 07/01/21(b)	133,585
1,800,000	Maine Health & Higher Educational Facilities Authority University & College Improvements Revenue Bonds, Series A, 5.00%, 07/01/16	2,021,202

		2,154,787

Maryland — 1.6%
1,300,000	State of Maryland Public Improvements GO, Series A, 5.00%, 08/01/17	1,562,119
1,000,000	State of Maryland Public Improvements GO, Series A, 5.00%, 08/01/17	1,201,630
4,350,000	State of Maryland Public Improvements GO, Series A, 5.00%, 03/15/19	5,422,754
8,000,000	State of Maryland Refunding GO, Series C, 4.00%, 11/01/19	9,562,480

		17,748,983

Principal Amount		Value

Massachusetts — 7.8%
$3,600,000	Berkshire Regional Transit Authority Cash Flow Management Revenue Notes, 1.00%, 09/27/13	$3,616,596
4,000,000	Commonwealth of Massachusetts Refunding GO, Series A, 0.51%, 02/01/13(d)	4,001,000
2,500,000	Commonwealth of Massachusetts Refunding GO, Series B, 3.00%, 01/01/14	2,577,200
4,350,000	Commonwealth of Massachusetts Refunding GO, Series C, 0.19%, 01/01/21(d)	4,350,000
8,740,000	Commonwealth of Massachusetts Special Obligation Federal Highway Grant Refunding Revenue Bonds, 3.00%, 12/15/12	8,762,701
1,575,000	Commonwealth of Massachusetts Special Obligation Federal Highway Grant Refunding Revenue Bonds, 4.00%, 12/15/12	1,580,977
6,000,000	Commonwealth of Massachusetts Special Obligation Federal Highway Grant Refunding Revenue Bonds, 5.00%, 12/15/13	6,314,640
2,000,000	Greater Attleboro-Taunton Regional Transit Authority Cash Flow Management Revenue Notes, 1.25%, 08/16/13	2,010,420
4,000,000	Massachusetts Bay Transportation Authority Refunding Revenue Bonds, Series A, 5.00%, 07/01/23	5,137,520
10,000,000	Massachusetts Department of Transportation Contract Assistance Refunding Revenue Bonds, Series A7, (State GTY), 0.21%, 01/01/29(d)	10,000,000
7,780,000	Massachusetts State Water Pollution Abatement Trust Refunding Revenue Bonds, Sub-Series 16-B, 5.00%, 08/01/20	9,879,511

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

Massachusetts (continued)
$7,250,000	Massachusetts Water Resources Authority Refunding Revenue Bonds, Series C, (GO of Authority), 5.00%, 08/01/23	$8,959,550
5,705,000	Massachusetts Water Resources Authority Refunding Revenue Bonds, Series E, (GO of Authority), 0.20%, 08/01/37(d)	5,705,000
520,000	Massachusetts Water Resources Authority Revenue Bonds, Series B, (GO of Authority), 5.00%, 08/01/21	656,863
5,000,000	Montachusett Regional Transit Authority Cash Flow Management Revenue Notes, 1.25%, 08/09/13	5,026,550
7,500,000	Southeastern Regional Transit Authority Cash Flow Management Revenue Notes, 1.25%, 08/30/13	7,544,100

		86,122,628

Michigan — 2.5%
345,000	Clintondale Community Schools Refunding GO, (NATL-RE, Q-SBLF), 5.00%, 05/01/20	375,539
835,000	Dexter Community Schools Refunding GO (Q-SBLF), 4.00%, 05/01/18	941,304
630,000	Grand Valley State University College Improvement Revenue Bonds, 3.00%, 02/01/13	632,930
400,000	Hudsonville Public Schools Improvements GO, (Q-SBLF), 5.00%, 05/01/18	476,523
550,000	Hudsonville Public Schools Improvements GO, (Q-SBLF), 5.00%, 05/01/19	664,443
125,000	Jackson Public Schools Refunding GO, (AGM Q-SBLF), 5.00%, 05/01/15	133,546
25,000	Jackson Public Schools Refunding GO, (AGM, Q-SBLF), 5.00%, 05/01/15(b)	26,740
1,125,000	Michigan State Building Authority Refunding Revenue Bonds, Series I-A, 5.00%, 10/15/13	1,175,153

Principal Amount		Value

Michigan (continued)
$1,335,000	Michigan State Building Authority Refunding Revenue Bonds, Series I-A, 5.00%, 10/15/15	$1,490,381
1,375,000	Northville Public Schools Refunding GO, (Q-SBLF), 5.00%, 05/01/18	1,629,251
1,155,000	River Rouge School District Refunding GO, (Q-SBLF), 5.00%, 05/01/16	1,285,238
775,000	River Rouge School District Refunding GO, (Q-SBLF), 5.00%, 05/01/18	890,940
1,460,000	River Rouge School District Refunding GO, (Q-SBLF), 5.00%, 05/01/19	1,688,738
1,160,000	River Rouge School District Refunding GO, (Q-SBLF), 5.00%, 05/01/21	1,349,718
1,000,000	River Rouge School District Refunding GO, (Q-SBLF), 5.00%, 05/01/22	1,159,610
700,000	State of Michigan Trunk Line Refunding Revenue Bonds, Series A, 5.25%, 11/01/13	734,615
265,000	Stockbridge Community Schools Refunding GO, (AGM, Q-SBLF), 5.00%, 05/01/21	288,188
4,780,000	University of Michigan Refunding Revenue Bonds, Series C, 4.00%, 04/01/19	5,615,687
7,100,000	University of Michigan Revenue Bonds, 0.18%, 04/01/32(d)	7,100,000

		27,658,544

Minnesota — 0.4%
1,300,000	City of Minneapolis Public Improvements GO, 5.00%, 12/01/17	1,582,425
450,000	Minnesota Public Facilities Authority Clean Water Revenue Bonds, Series B, 5.00%, 03/01/16	515,669
1,845,000	New Prague Independent School District No 721 Crossover Refunding GO, (School District Credit Program), 4.00%, 02/01/19	2,178,945

		4,277,039

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

Mississippi — 0.2%
$1,810,000	Mississippi Development Bank Special Obligation Refunding Revenue Bonds, Series D, 5.00%, 08/01/18	$2,128,741

Missouri — 1.0%
500,000	Jackson County Reorganized School District No. 4 Refunding GO, Series B, (State Aid Direct Deposit), 5.00%, 03/01/18	596,245
2,225,000	Missouri State Health & Educational Facilities Authority Columbia Arena Project Refunding Revenue Bonds, 5.00%, 10/01/19	2,763,695
1,205,000	Missouri State Highways & Transportation Commission Refunding Revenue Bonds, Senior Lien, 5.00%, 02/01/14	1,275,288
5,000,000	St. Louis School District Direct Deposit Program GO, (State Aid Direct Deposit), 5.00%, 04/01/22	6,098,950

		10,734,178

Nevada — 0.6%
2,605,000	Clark County Water Reclamation District GO, Series A, 5.25%, 07/01/20	3,217,800
3,110,000	Las Vegas Valley Water District Refunding GO, Series A, (NATL-RE, FGIC), 5.00%, 06/01/20	3,427,624

		6,645,424

New Hampshire — 0.2%
1,800,000	New Hampshire Health & Education Facilities Authority Dartmouth College Revenue Bonds, 0.18%, 06/01/32(d)	1,800,000

New Jersey — 5.7%
255,000	Denville Township Board of Education Refunding GO, (AGM, School Board Resolution Funding), 4.00%, 02/15/17	284,004
7,000,000	Garden State Preservation Trust Refunding Revenue Bonds, Series A, 5.00%, 11/01/17	8,408,400

Principal Amount		Value

New Jersey (continued)
$600,000	Middlesex County Improvement Authority Open Space Trust Refunding Revenue Bonds (County GTY), 5.00%, 09/15/19	$736,860
475,000	Monmouth County Improvement Authority Refunding Revenue Bonds (County GTY, Municipal Government GTY), 5.00%, 12/01/22	605,901
5,000,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, Series N-1, (AMBAC), 5.50%, 09/01/24	6,236,200
1,500,000	New Jersey Economic Development Authority School Facilities Construction Refunding Revenue Bonds, Series W, 5.00%, 03/01/18	1,788,735
500,000	New Jersey Economic Development Authority School Facilities Construction Revenue Bonds, Series O, 5.00%, 03/01/18	552,615
11,690,000	New Jersey Economic Development Authority School Facility Construction Refunding Revenue Bonds, Series EE, 5.00%, 09/01/17	13,777,133
1,000,000	New Jersey Educational Facilities Authority Higher Education Capital Improvement Refunding Revenue Bonds, Series A, (AGM), 5.00%, 09/01/14	1,080,570
1,415,000	New Jersey Educational Facilities Authority Ramapo College Revenue Bonds, Series A, 5.00%, 07/01/14	1,498,768
15,000	New Jersey Environmental Infrastructure Trust Revenue Bonds, Series A, 5.00%, 09/01/16(b)	17,534
1,185,000	New Jersey Environmental Infrastructure Trust Un-Refunded Revenue Bonds, Series A, 5.00%, 09/01/16	1,387,611

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

New Jersey (continued)
$5,105,000	New Jersey Sports & Exposition Authority Refunding Revenue Bonds, Series B (State Appropriation), 5.00%, 09/01/18	$6,119,517
40,000	New Jersey Sports & Exposition Authority Refunding Revenue Bonds, Series B (State Appropriation), 5.00%, 09/01/18(b)	49,461
1,500,000	New Jersey State Turnpike Authority Refunding Revenue Bonds, Series B, 5.00%, 01/01/20	1,833,270
1,885,000	New Jersey Transportation Trust Fund Authority Transit Improvement Revenue Bonds, Series A, (State Appropriation), 5.00%, 06/15/16	2,146,695
1,375,000	New Jersey Transportation Trust Fund Authority Transportation Systems Refunding Revenue Bonds, Series B, (NATL-RE), 5.50%, 12/15/15	1,574,540
2,750,000	New Jersey Transportation Trust Fund Authority Transportation Systems Refunding Revenue Bonds, Series B-5, 5.25%, 12/15/19(c)	3,380,548
335,000	New Milford School District Refunding GO, (School Board Resolution Funding), 4.00%, 08/15/15	361,405
10,000,000	Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, OID, 6.25%, 06/01/13(b)	10,347,000
345,000	Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, OID, 6.75%, 06/01/13(b)	357,958
500,000	Town of Harrison Refunding GO, (School Board Resolution Funding), 3.75%, 01/15/15	533,715

		63,078,440

New Mexico — 0.1%
1,000,000	Gadsden Independent School District No 16 Refunding GO, Series B (State Aid Withholding), 4.00%, 08/15/16	1,119,630

Principal Amount		Value

New Mexico (continued)
$250,000	Gadsden Independent School District No 16 Refunding GO, Series B (State Aid Withholding), 4.00%, 08/15/17	$285,783

		1,405,413

New York — 31.6%
3,000,000	City of New York Public Improvements GO, Series B2, Sub-Series B9, (JP Morgan Chase Bank), 0.18%, 08/15/23(c)(d)	3,000,000
1,260,000	City of New York Public Improvements GO, Series D, 5.00%, 11/01/14(b)	1,377,344
640,000	City of New York Public Improvements GO, Series D, 5.00%, 11/01/21	696,794
8,470,000	City of New York Public Improvements GO, Sub-Series A-1, 5.00%, 10/01/20	10,515,166
2,000,000	City of New York Refunding GO, Series B, 5.00%, 08/01/22	2,500,380
2,220,000	City of New York Refunding GO, Series C, 5.00%, 08/01/20	2,745,452
1,000,000	City of New York Refunding GO, Series C, 5.00%, 08/01/22	1,250,190
3,360,000	City of New York Refunding GO, Series I, 5.00%, 08/01/16	3,889,536
12,000,000	City of New York Refunding GO, Sub-Series I-1, 5.00%, 08/01/19	14,794,680
2,000,000	Erie County Industrial Development Agency Refunding Revenue Bonds, Series B, 5.00%, 05/01/18	2,386,120
5,000,000	Erie County Industrial Development Agency Refunding Revenue Bonds, Series B, 5.00%, 05/01/23	5,921,350
1,080,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series D, 3.00%, 11/15/12	1,080,714
7,000,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series D, 3.00%, 11/15/13	7,196,700

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

New York (continued)
$3,500,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series D, 5.00%, 11/15/18	$4,216,905
10,000,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series D, 5.00%, 11/15/21	12,226,200
1,000,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series D-1, 5.00%, 11/01/22(c)	1,225,720
10,000,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series F, 5.00%, 11/15/17	11,832,600
1,925,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series F, 5.00%, 11/15/21	2,353,544
9,550,000	Metropolitan Transportation Authority Refunding Revenue Bonds, Series F, 5.00%, 11/15/22	11,712,980
650,000	Metropolitan Transportation Authority Transit Improvements Revenue Bonds, Series A, 3.00%, 11/15/13	668,265
2,150,000	Metropolitan Transportation Authority Transit Improvements Revenue Bonds, Series A, 4.00%, 11/15/15	2,356,744
1,910,000	Metropolitan Transportation Authority Transit Improvements Revenue Bonds, Series C, 5.00%, 11/15/21	2,335,204
1,000,000	Municipal Assistance Corp. For The City of Troy General Resolution Refunding Revenue Bonds, Series A, (GO of Corp.), 4.50%, 01/15/15	1,055,160
4,570,000	New York City Health & Hospital Corp. Refunding Revenue Bonds, Series A, (GO of Corp.), 5.00%, 02/15/14	4,834,603
2,500,000	New York City Municipal Water Finance Authority Fiscal 2009 Revenue Bonds, Series A, 5.50%, 06/15/21	3,072,475

Principal Amount		Value

New York (continued)
$4,725,000	New York City Transitional Finance Authority Public Improvement Revenue Bonds, Series B-3, 4.00%, 11/01/13	$4,901,337
6,300,000	New York City Transitional Finance Authority Public Improvement Revenue Bonds, Series B-3, 5.00%, 11/01/14	6,886,719
1,815,000	New York City Transitional Finance Authority Public Improvement Revenue Bonds, Series C, 5.00%, 11/01/17	2,187,075
2,200,000	New York City Transitional Finance Authority Public Improvements Revenue Bonds, Series A, 5.00%, 05/01/22	2,683,516
1,000,000	New York City Transitional Finance Authority Public Improvements Revenue Bonds, Sub-Series D-1, 5.00%, 11/01/23	1,236,420
8,925,000	New York City Transitional Finance Authority Public Improvements Revenue Bonds, Sub-Series E-1, 5.00%, 02/01/20	11,122,424
9,765,000	New York City Transitional Finance Authority Public Improvements Revenue Bonds, Sub-Series E-1, 5.00%, 02/01/21	12,215,331
9,375,000	New York City Transitional Finance Authority Refunding Revenue Bonds, Series A, 5.00%, 11/01/18	11,549,625
2,000,000	New York City Transitional Finance Authority Refunding Revenue Bonds, Series B, 5.00%, 11/01/17	2,410,000
2,200,000	New York City Transitional Finance Authority Refunding Revenue Bonds, Series B, 5.00%, 02/01/18	2,660,548
2,000,000	New York City Transitional Finance Authority Refunding Revenue Bonds, Series I-2, 4.00%, 11/01/12	2,000,000
1,900,000	New York City Transitional Finance Authority Refunding Revenue Bonds, Series I-2, 5.00%, 11/01/12	1,900,000

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

New York (continued)
$3,235,000	New York City Transitional Finance Authority School Improvement Revenue Bonds, Sub-Series S-1A, (State Aid Withholding), 5.00%, 07/15/21	$4,005,901
8,000,000	New York Local Government Assistance Corp. Refunding Revenue Bonds, Sub-Lien Series B, (GO of Corp.), 5.00%, 04/01/15	8,874,000
5,000,000	New York Local Government Assistance Corp. Refunding Revenue Bonds, Sub-Lien Series B-3V, (GO of Corp.), 0.20%, 04/01/24(d)	5,000,000
700,000	New York Local Government Assistance Corp. Refunding Revenue Bonds, Sub-Series A-5-6, 5.00%, 04/01/17	831,026
5,100,000	New York Municipal Bond Bank Agency Refunding Revenue Bonds, (State Aid Withholding), 4.00%, 12/01/17	5,833,074
10,000,000	New York Municipal Bond Bank Agency Refunding Revenue Bonds, (State Aid Withholding), 5.00%, 12/01/21	12,374,700
900,000	New York State Dormitory Authority Economic Development & Housing Revenue Bonds, Series A, 4.00%, 12/15/16	1,022,499
15,000	New York State Dormitory Authority Mental Health Services Facility Refunding Revenue Bonds, (State Appropriation), 5.00%, 08/15/18(b)	18,550
1,770,000	New York State Dormitory Authority Mental Health Services Facility Refunding Revenue Bonds, Series A, (State Appropriation), 4.50%, 08/15/17	2,064,599
550,000	New York State Dormitory Authority Mental Health Services Facility Revenue Bonds, (NATL-RE, FGIC, State Appropriation), 5.00%, 02/15/16	604,263

Principal Amount		Value

New York (continued)
$2,485,000	New York State Dormitory Authority Mental Health Services Facility Revenue Bonds, (State Appropriation), 5.00%, 08/15/18	$3,019,847
2,710,000	New York State Dormitory Authority Refunding Revenue Bonds, 5.00%, 08/15/18	3,201,730
15,000,000	New York State Dormitory Authority Refunding Revenue Bonds, Series A, 5.00%, 12/15/20	18,942,900
4,000,000	New York State Dormitory Authority Refunding Revenue Bonds, Series D, 5.00%, 02/15/20	4,989,840
4,000,000	New York State Dormitory Authority School Improvement Revenue Bonds, Series C, 5.00%, 03/15/17	4,726,120
5,000,000	New York State Dormitory Authority University and College Improvements Revenue Bonds, Series C, 5.00%, 03/15/21	6,272,000
2,000,000	New York State Environmental Facilities Corp. Refunding Revenue Bonds, Sub-Series A, 5.00%, 06/15/19	2,490,260
7,000,000	New York State Thruway Authority Highway Improvement Refunding Revenue Bonds, Series B, 5.00%, 04/01/20	8,592,710
6,000,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series A, 5.00%, 03/15/19	6,866,280
5,000,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series A, 5.00%, 03/15/21	6,068,000
1,900,000	New York State Thruway Authority Highway Improvement Revenue Bonds, Series B, 5.00%, 04/01/21	2,258,663
400,000	New York State Thruway Authority Refunding Revenue Bonds, Series A, 5.00%, 03/15/17	472,611

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

New York (continued)
$8,000,000	New York State Thruway Authority Refunding Revenue Bonds, Series A, 5.00%, 03/15/21	$9,921,520
5,000,000	New York State Thruway Authority Refunding Revenue Bonds, Series B, 5.00%, 04/01/21	6,124,800
925,000	New York State Thruway Authority Refunding Revenue Bonds, Series B (AMBAC), 5.00%, 04/01/19	1,042,336
500,000	New York State Urban Development Corp. Refunding Revenue Bonds, Series D, 5.00%, 01/01/15	548,405
5,000,000	New York State Urban Development Corp. Refunding Revenue Bonds, Series D, 5.50%, 01/01/19	6,145,250
1,000,000	New York State Urban Development Corp. Service Contract Refunding Revenue Bonds, (AGM), 5.00%, 01/01/15	1,091,150
1,525,000	Syracuse Industrial Development Agency School Improvements Revenue Bonds, Series A (State Aid Withholding), 5.00%, 05/01/17	1,757,303
2,515,000	Syracuse Industrial Development Agency School Improvements Revenue Bonds, Series A (State Aid Withholding), 5.00%, 05/01/18	2,942,424
16,250,000	Tobacco Settlement Financing Corp. Asset Backed Refunding Revenue Bonds, Series A, 5.00%, 06/01/18	19,481,313
6,845,000	Triborough Bridge & Tunnel Authority Refunding Revenue Bonds, Series B, 5.00%, 11/15/18	8,402,306
4,150,000	Triborough Bridge & Tunnel Authority Refunding Revenue Bonds, Series B, (State Street Bank & Trust), 0.19%, 01/01/32(c)(d)	4,150,000

		347,134,201

Principal Amount		Value

North Carolina — 2.1%
$780,000	Appalachian State University Refunding Revenue Bonds, 5.00%, 05/01/20	$972,075
1,055,000	Buncombe County Refunding Revenue Bonds, 5.00%, 06/01/21	1,320,153
1,555,000	Cabarrus County School Improvement COP, 5.00%, 01/01/21	1,832,754
615,000	Dare County Refunding Revenue Bonds, Series D, 4.00%, 06/01/17	697,545
675,000	Dare County Refunding Revenue Bonds, Series D, 4.00%, 06/01/18	775,001
675,000	Dare County Refunding Revenue Bonds, Series D, 5.00%, 06/01/21	828,414
685,000	Dare County Refunding Revenue Bonds, Series D, 5.00%, 06/01/23	833,878
435,000	Dare County Refunding Revenue Bonds, Series D, 5.00%, 06/01/24	526,650
1,285,000	Dare County School Improvements COP, (NATL-RE, FGIC), 5.00%, 06/01/17	1,413,808
1,565,000	Johnston County School Improvements GO, (NATL-RE), 5.00%, 02/01/16	1,789,875
2,000,000	Orange County Public Facilities Co. Refunding Revenue Bonds, 5.00%, 10/01/21	2,492,740
9,615,000	Town of Cary Public Improvements GO, 0.21%, 06/01/27(d)	9,615,000

		23,097,893

Ohio — 2.0%
2,365,000	Ohio State Building Authority Facilities Administration Building Project Refunding Revenue Bonds, Series B, (NATL-RE, FGIC), 5.00%, 10/01/18	2,847,413
400,000	Ohio State Department of Administrative Services Knowledge System COP, Series A, (NATL-RE), 5.00%, 09/01/16	437,891
9,000,000	State of Ohio Highway Improvement Revenue Bonds, Series 3, 4.00%, 12/15/12	9,031,754

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

Ohio (continued)
$7,780,000	State of Ohio Infrastructure Improvement Refunding GO, Series B, 0.20%, 08/01/17(d)	$7,780,000
1,730,000	University of Cincinnati College & University Refunding Revenue Bonds, Series A, (State Appropriation), 5.00%, 06/01/17	2,016,575

		22,113,633

Oregon — 0.4%
1,300,000	City of Portland Water System Refunding Revenue Bonds, Series A, 5.00%, 05/01/17	1,547,871
2,015,000	Lane County School District No 19 Springfield School Improvements GO, Series B, (AGM, School Board GTY), 5.00%, 06/15/17	2,369,338

		3,917,209

Pennsylvania — 1.6%
7,000,000	Pennsylvania Economic Development Financing Authority Refunding Revenue Bonds, Series A, 5.00%, 01/01/18	8,470,070
7,000,000	Philadelphia School District Refunding GO, Series C (State Aid Withholding), 5.00%, 09/01/18	8,040,620
1,000,000	University of Pittsburgh of the Commonwealth Systems of Higher Education University Capital Project Revenue Bonds, (GO of University), 5.50%, 09/15/37(c)(d)	1,043,880

		17,554,570

Puerto Rico — 0.0%
120,000	Puerto Rico Highway & Transportation Authority Highway Improvements Revenue Bonds OID, Series W, 5.50%, 07/01/15(b)	132,269

Rhode Island — 0.2%
705,000	Rhode Island Health & Educational Building Corp. Town of East Greenwich Revenue Bonds, Series A, (Municipal Government GTY), 4.00%, 05/15/18	809,862

Principal Amount		Value

Rhode Island (continued)
$775,000	State of Rhode Island Energy Conservation COP, Series A, 3.00%, 04/01/14	$801,327

		1,611,189

South Carolina — 0.6%
880,000	Lexington County School District No 2 Refunding GO (South Carolina School District), 4.00%, 03/01/17	996,186
2,090,000	Lexington County School District No 2 Refunding GO (South Carolina School District), 5.00%, 03/01/18	2,512,598
1,635,000	Lexington County School District No 2 Refunding GO (South Carolina School District), 5.00%, 03/01/20	2,022,724
330,000	State of South Carolina University & College Improvements GO, Series B, 5.00%, 03/01/19	410,441
680,000	State of South Carolina University & College Improvements GO, Series E (State Aid Withholding), 5.00%, 03/01/19	845,757

		6,787,706

Tennessee — 0.3%
3,105,000	County of Shelby Refunding GO, Series C, 0.22%, 12/01/31(d)	3,105,000

Texas — 8.8%
1,255,000	Alamo Community College District GO, Series A, (NATL-RE), 5.50%, 08/15/15	1,425,252
2,500,000	Aldine Independent School District Refunding GO, (PSF-GTD), 4.50%, 02/15/22	2,778,825
1,260,000	Aledo Independent School District School Building GO, Series A, (PSF-GTD), 5.00%, 02/15/20	1,367,541
515,000	Arlington Independent School District Improvements GO, Series A, (PSF-GTD), 5.00%, 02/15/14	545,570
1,860,000	Austin Community College District Refunding GO, 5.00%, 08/01/20	2,324,702

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

Texas (continued)
$400,000	Beaumont Independent School District Improvements GO, (PSF-GTD), 4.00%, 02/15/18	$461,535
1,030,000	City of Abilene Refunding GO, 3.00%, 02/15/13	1,037,395
515,000	City of Denton Certificates of Obligation GO, (NATL-RE), 5.00%, 02/15/14	544,479
895,000	City of El Paso Water & Sewer Refunding Revenue Bonds, (NATL-RE), 4.50%, 03/01/14	943,581
1,095,000	City of Friendswood Waterworks & Sewer System Refunding Revenue Bonds, (AGM), 5.00%, 03/01/21	1,199,682
4,000,000	City of Houston Refunding Public Improvement GO, Series A, (NATL-RE), 5.25%, 03/01/14	4,259,400
3,000,000	City of Houston Refunding Public Improvement GO, Series A, (NATL-RE), 5.38%, 03/01/15	3,200,340
1,000,000	City of League Waterworks & Sewer GO, Series A, 5.00%, 02/15/22	1,224,390
1,775,000	City of Lubbock Public Improvement GO, 5.25%, 02/15/20	2,171,145
3,785,000	City of Lubbock Public Improvement GO, 5.00%, 02/15/24	4,510,282
1,280,000	City of Richardson Public Improvements GO, (NATL-RE), 5.25%, 02/15/20	1,407,373
465,000	City of Rockwall Refunding GO, 4.00%, 08/01/22	511,175
1,630,000	City of San Antonio Refunding GO, 5.25%, 08/01/13	1,690,864
190,000	Coppell Independent School District School Building GO, (NATL-RE), 5.00%, 08/15/15	212,044
260,000	Coppell Independent School District School Building GO, (PSF-GTD), 4.00%, 08/15/16	292,139
1,000,000	County of Williamson Limited Tax Refunding GO, 5.00%, 02/15/21	1,260,830

Principal Amount		Value

Texas (continued)
$750,000	Dallas Independent School District Refunding GO, (PSF-GTD), 4.25%, 02/15/21	$886,013
245,000	Deer Park Independent School District Limited Tax GO, (AGM), 5.00%, 02/15/17	287,508
250,000	Frisco Independent School District School Building GO, Series A, (PSF-GTD), 6.13%, 08/15/21	320,779
350,000	Frisco Independent School District School Building GO, Series B, (NATL-RE), 5.50%, 07/15/13	362,891
3,000,000	Garland Independent School District Refunding GO, Series A, 5.00%, 02/15/19	3,691,410
700,000	Grapevine Tax Increment Refunding GO, Series A, (NATL-RE), 5.00%, 08/15/17	768,894
1,000,000	Grapevine Tax Increment Refunding GO, Series A, (NATL-RE), 5.00%, 08/15/19	1,099,380
1,000,000	Harris County Refunding GO, Series C, (AGM), 5.25%, 08/15/19	1,237,880
375,000	Hays Consolidated Independent School District Refunding GO, (PSF-GTD), 5.25%, 08/15/18	408,941
500,000	Hidalgo County Certificates of Obligation GO, (NATL-RE), 4.50%, 08/15/19	562,135
1,500,000	Houston Community College System Refunding GO, 5.00%, 02/15/21	1,870,185
2,990,000	Houston Community College System Student Fee Revenue Bonds, Senior Lien, (AGM), 5.25%, 04/15/21	3,509,094
495,000	Joshua Independent School District Refunding GO, Series C (PSF-GTD), 5.45%, 02/15/16	533,536
1,300,000	Lower Colorado River Authority Refunding Revenue Bonds, 5.00%, 05/15/13	1,332,201
4,500,000	Lower Colorado River Authority Refunding Revenue Bonds, 5.00%, 05/15/16	5,132,475

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

Texas (continued)
$560,000	McAllen Independent School District Refunding GO, (PSF-GTD), 5.00%, 02/15/16	$616,325
2,175,000	Mckinney Independent School District Refunding GO, (PSF-GTD), 5.00%, 02/15/20	2,733,779
6,500,000	Northside Independent School District, School Improvements GO (PSF-GTD), 1.90%, 08/01/40(d)	6,640,270
3,340,000	Pearland Independent School District Refunding GO, (PSF-GTD), 5.00%, 02/15/20	4,163,911
525,000	Red Oak Independent School District School Building GO, (PSF-GTD), 5.00%, 08/15/18	623,810
500,000	Rockwall Independent School District School Building GO, (PSF-GTD), 4.75%, 02/15/15	547,705
450,000	San Jacinto Community College District Refunding GO, (AMBAC), 4.25%, 02/15/13	454,751
1,005,000	San Jacinto Community College District Refunding GO, (AMBAC), 4.25%, 02/15/14	1,051,351
495,000	Seagraves Independent School District School Building GO, (PSF-GTD), 4.00%, 02/15/19	571,760
1,500,000	Socorro Independent School District Refunding GO, (PSF-GTD), 5.25%, 08/15/13	1,558,590
2,705,000	Spring Independent School District School Building GO, (PSF-GTD), 5.00%, 02/15/15	2,981,640
3,000,000	State of Texas Veterans Housing Assistance Fund Refunding GO, Series I, (VA-GTD), 0.19%, 12/01/16(d)	3,000,000
1,070,000	Texas State Transportation Commission Revenue Bonds, First Tier, 5.00%, 04/01/17	1,267,725
1,390,000	Texas State University Systems University and College Improvement Revenue Bonds, 5.00%, 03/15/17	1,642,327

Principal Amount		Value

Texas (continued)
$1,900,000	University of North Texas Refunding Revenue Bonds, 5.00%, 04/15/20	$2,350,148
4,730,000	University of North Texas Refunding Revenue Bonds, 5.00%, 04/15/21	5,848,172
3,000,000	University of Texas Financing Systems Refunding Revenue Bonds, Series C, 5.00%, 08/15/16	3,492,300
1,610,000	University of Texas Financing Systems Refunding Revenue Bonds, Series E, 5.00%, 08/15/15	1,809,592
145,000	Victoria Utility System, Water & Wastewater Authority Refunding Revenue Bonds, (AMBAC), 5.00%, 12/01/17	172,823

		96,898,845

Utah — 0.2%
1,975,000	Alpine School District School Building GO, (School Board GTY), 5.00%, 03/15/21	2,401,067
125,000	South Jordan Water Refunding Revenue Bonds, (AMBAC), 5.00%, 11/01/15	138,205

		2,539,272

Virginia — 2.6%
1,030,000	City of Norfolk Water Refunding Revenue Bonds, 5.00%, 11/01/22	1,299,922
1,350,000	Fairfax County Economic Development Authority Community Services Facilities Project Revenue Bonds, Series A, 4.50%, 03/01/20	1,605,096
2,530,000	Virginia College Building Authority Educational Facilities 21st Century College & Equipment Programs Refunding Revenue Bonds, Series C (State Appropriation), 4.00%, 02/01/15	2,726,885
6,000,000	Virginia College Building Authority Public Higher Education Refunding Revenue Bonds, Series B, 5.00%, 09/01/21	7,404,780

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2012

Principal Amount		Value

Virginia (continued)
$5,155,000	Virginia College Building Authority Public Higher Education Refunding Revenue Bonds, Series B, 5.00%, 09/01/22	$6,286,213
5,000,000	Virginia Commonwealth Transportation Board Transit Improvements Revenue Bonds, 5.00%, 03/15/23	6,226,350
1,245,000	Virginia Public Building Authority Revenue Bonds, Series B, 5.00%, 08/01/14	1,345,496
1,250,000	Virginia Public Building Authority Revenue Bonds, Series B (State Appropriation), 5.00%, 08/01/21	1,547,463

		28,442,205

Washington — 3.9%
100,000	CDP-King County III Lease King Street Center Project Refunding Revenue Bonds, (NATL-RE), 5.00%, 06/01/17	115,027
2,525,000	Clark County School District No 117 Camas Refunding GO, (School Board GTY), 5.00%, 12/01/17	3,039,949
800,000	Island County School District No 201 Oak Harbor School Improvements GO, (School Board GTY), 5.00%, 12/01/16	929,808
1,000,000	Island County School District No 204 Coupeville Refunding GO, (School Board GTY), 5.00%, 12/01/19	1,220,500
680,000	King County Public Transportation Sales Tax Refunding GO, 4.00%, 12/01/18	791,608
320,000	King County School District No. 401 Highline Refunding GO, (School Board GTY), 5.00%, 12/01/20	393,197
1,500,000	King County School District No. 414 Lake Washington GO, (School Board GTY), 5.00%, 12/01/20	1,811,340
1,000,000	King County Sewer Improvements GO, Series B, 0.19%, 01/01/40(d)	1,000,000

Principal Amount		Value

Washington (continued)
$1,315,000	Spokane County School District No 363 West Valley Refunding GO, (School Board GTY), 5.00%, 12/01/18	$1,603,340
2,000,000	State of Washington Department of Ecology Refunding COP, Series B, (AMBAC), 5.00%, 04/01/16	2,258,560
1,000,000	State of Washington Motor Vehicle Fuel Tax GO, Series E, 5.00%, 02/01/23	1,242,360
5,000,000	State of Washington Motor Vehicle Fuel Tax Refunding GO, Series 2012-B, 5.00%, 07/01/24	6,111,000
10,000,000	State of Washington Refunding GO, Series R-2011B, 5.00%, 07/01/20	12,522,200
5,000,000	State of Washington Refunding GO, Series R-2012C, 5.00%, 07/01/23	6,266,100
1,350,000	State of Washington Various Purpose Refunding GO, Series R-2006A, (AMBAC), 5.00%, 07/01/17	1,507,761
2,005,000	University of Washington Refunding Revenue Bonds, 5.00%, 12/01/15	2,273,149

		43,085,899

West Virginia — 0.0%
125,000	West Virginia University Revenue Bonds, Series A, (NATL-RE), 5.50%, 04/01/17	148,885

Wisconsin — 0.4%
100,000	Fond Du Lac Refunding GO, (NATL-RE, FGIC), 4.75%, 03/01/15	105,539
3,500,000	Wisconsin Department of Transportation Refunding Revenue Bonds, Series 2, 5.00%, 07/01/20	4,374,160

		4,479,699

Total Municipal Bonds (Cost $1,033,366,424)		1,082,191,069

Old Westbury Funds, Inc.
Municipal Bond Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

INVESTMENT COMPANY — 1.5%
16,535,200	SEI Daily Income Trust Government II Fund, Class A, 0.01%(e)	$16,535,200

Total Investment Company (Cost $16,535,200)		16,535,200

TOTAL INVESTMENTS — 100.0% (Cost $1,049,901,624)(a)		1,098,726,269

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		23,468

NET ASSETS — 100.0%		$1,098,749,737

(a)	Cost for federal income tax purposes is $1,049,901,624 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$48,902,920
Unrealized depreciation	(78,275)

Net unrealized appreciation	$48,824,645

(b)

These securities are pre-refunded; the date shown represents the pre-refunded date. Bonds which are pre-refunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(c)	The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at the stated maturity date.

(d)	Variable rate security. Rate shown is the rate as of October 31, 2012.

(e)	Rate shown represents current yield at October 31, 2012.

AGM — Assured Guaranty Municipal Corp.
AMBAC — Insured by AMBAC Indemnity Corp.
COP — Certificates of Participation
FGIC — Insured by Financial Guaranty Insurance Corp.
GO — General Obligations
GTY — Guaranty
NATL-RE — Insured by National Public Finance Guarantee Corp.
OID — Original Issue Discount
PSF-GTD — Permanent School Fund Guarantee
Q–SBLF — Qualified-School Bond Loan Fund
XLCA — XL Capital Insurance
XLCA-ICR — XL Capital Insurance-Immediate Credit Recovery

Old Westbury Funds, Inc.
Statements of Assets and Liabilities
October 31, 2012

	LARGE CAP CORE FUND	LARGE CAP STRATEGIES FUND	GLOBAL SMALL & MID CAP FUND

ASSETS:
Investments, at value	$569,076,792	$4,146,595,999	$4,874,314,592
Foreign currency, at value (Cost $0, $0, and $5,061,991 respectively)	—	—	5,080,982
Cash	50	273	114,519
Cash due from broker for foreign currency contracts	—	4,170,000	—
Dividends and interest receivable	619,449	8,622,359	5,050,429
Receivable for Fund shares sold	840,593	1,635,502	1,545,534
Receivable for investments sold	—	20,883,219	5,170,409
Unrealized appreciation on forward foreign currency exchange contracts	—	218,013	164,993
Prepaid expenses	22,349	43,164	46,697

Total Assets	570,559,233	4,182,168,529	4,891,488,155

LIABILITIES:
Payable for Fund shares redeemed	417,300	6,019,390	7,249,707
Payable for investments purchased	—	20,778,799	2,044,390
Unrealized depreciation on forward foreign currency exchange contracts	—	4,078,455	37,950
Deferred tax liability payable (Note 9)	—	1,339,934	416,146
Accrued expenses and other payables:
Investment advisory	268,268	2,817,718	3,423,472
Administration	32,164	213,982	251,639
Shareholder servicing fee	96,735	709,068	832,285
Custody	7,255	144,619	117,641
Directors	28	204	244
Legal and Audit	15,566	59,525	77,522
Other	11,959	202,905	130,432

Total Liabilities	849,275	36,364,599	14,581,428

NET ASSETS	$569,709,958	$4,145,803,930	$4,876,906,727

NET ASSETS consist of:
Capital paid-in	$591,260,741	$4,247,919,455	$3,873,897,172
Accumulated undistributed net investment income	9,193,478	24,504,344	29,389,536
Accumulated undistributed net realized gain/(loss) on investments, futures contracts and foreign currency transactions	(56,165,025)	(385,873,139)	212,422,719
Net unrealized appreciation/(depreciation) on investments and foreign currency transactions	25,420,764	259,253,270	761,197,300

NET ASSETS	$569,709,958	$4,145,803,930	$4,876,906,727

Net Asset Value, maximum offering price and redemption price per share	$11.53	$9.69	$14.64

Number of shares authorized	2,500,000,000	3,000,000,000	3,500,000,000

SHARES OF CAPITAL STOCK OUTSTANDING	49,403,486	427,893,413	333,062,617

INVESTMENTS, AT COST	$543,656,028	$3,881,968,635	$4,112,802,193

See Notes to Financial Statements.

Old Westbury Funds, Inc.
STATEMENTS OF ASSETS AND LIABILITIES - (Continued)
October 31, 2012

	GLOBAL OPPORTUNITIES FUND	REAL RETURN FUND[a]

ASSETS:
Investments, at value	$7,429,629,714	$2,168,800,733
Foreign currency, at value (Cost $13,348,613 and $0, respectively)	13,388,874	—
Segregated cash for futures contracts (Note 4)	7,082,616	78,532,463
Due from broker for collateral	29,132,085	920,000
Dividends and interest receivable	45,927,561	3,793,706
Receivable for Fund shares sold	4,020,576	842,476
Receivable for investments sold	12,322,722	110,705
Unrealized appreciation on swap contracts	25,129,650	20,466,115
Unrealized appreciation on forward foreign currency exchange contracts	20,212,915	—
Variation margin	—	5,200,191
Prepaid expenses	69,309	32,251

Total Assets	7,586,916,022	2,278,698,640

LIABILITIES:
Payable to broker for collateral	3,250,000	—
Written option contracts, at value (premium received $108,897,117 and $16,989,165, respectively)	100,137,485	34,374,825
Structured option contracts, at value (premium received $32,373,688 and $0, respectively)	24,765,836	—
Payable to Custodian	12,420,413	—
Payable for Fund shares redeemed	6,097,429	2,287,626
Payable for investments purchased	363,210,719	79,998,755
Unrealized depreciation on swap contracts	13,731,355	22,940,618
Unrealized depreciation on forward foreign currency exchange contracts	31,379,678	—
Variation margin	106,772	—
Deferred tax liability payable (Note 9)	1,329,555	—
Accrued expenses and other payables:
Investment advisory	5,103,063	1,521,448
Administration	355,822	120,100
Shareholder servicing fee	1,188,974	364,585
Custody	74,000	21,954
Directors	340	108
Legal and Audit	257,945	108,431
Other	364,591	32,025

Total Liabilities	563,773,977	141,770,475

NET ASSETS	$7,023,142,045	$2,136,928,165

NET ASSETS consist of:
Capital paid-in	$6,999,501,452	$2,583,717,647
Accumulated undistributed (distributions in excess of) net investment income	141,482,022	(117,705,731)
Accumulated undistributed net realized loss on investments, futures contracts, swap contracts, written options and foreign currency transactions	(231,542,329)	(368,532,859)
Net unrealized appreciation/(depreciation) on investments, futures contracts, swap agreements, written options and foreign currency transactions	113,700,900	39,449,108

NET ASSETS	$7,023,142,045	$2,136,928,165

Net Asset Value, maximum offering price and redemption price per share	$7.51	$9.58

Number of shares authorized	3,500,000,000	3,500,000,000

SHARES OF CAPITAL STOCK OUTSTANDING	935,311,569	222,997,462

INVESTMENTS, AT COST	$7,328,159,591	$2,117,251,917

[a]	Consolidated Statement of Assets and Liabilities.

See Notes to Financial Statements.

Old Westbury Funds, Inc.
STATEMENTS OF ASSETS AND LIABILITIES - (Continued)
October 31, 2012

	FIXED INCOME FUND	MUNICIPAL BOND FUND

ASSETS:
Investments, at value	$488,420,937	$1,098,726,269
Cash	26	20
Dividends and interest receivable	3,117,255	10,545,837
Receivable for fund shares sold	484,666	2,124,172
Prepaid expenses	21,515	28,329

Total Assets	492,044,399	1,111,424,627

LIABILITIES:
Payable for Fund shares redeemed	440,789	474,494
Payable for investments purchased	—	11,591,462
Accrued expenses and other payables:
Investment advisory	186,219	387,579
Administration	28,038	57,776
Shareholder servicing fee	41,382	92,588
Custody	6,208	13,888
Directors	24	53
Legal and Audit	14,531	22,777
Other	15,932	34,273

Total Liabilities	733,123	12,674,890

NET ASSETS	$491,311,276	$1,098,749,737

NET ASSETS consist of:
Capital paid-in	$474,329,340	$1,038,190,715
Accumulated undistributed net investment income	823,077	1,338,981
Accumulated undistributed net realized gain on investments	83,938	10,395,396
Net unrealized appreciation/(depreciation) on investments	16,074,921	48,824,645

NET ASSETS	$491,311,276	$1,098,749,737

Net Asset Value, maximum offering price and redemption price per share	$11.66	$12.33

Number of shares authorized	2,000,000,000	2,000,000,000

SHARES OF CAPITAL STOCK OUTSTANDING	42,127,585	89,076,154

INVESTMENTS, AT COST	$472,346,016	$1,049,901,624

See Notes to Financial Statements.

Old Westbury Funds, Inc.
Statements of Operations
For the Year Ended October 31, 2012

	LARGE CAP CORE FUND	LARGE CAP STRATEGIES FUND	GLOBAL SMALL & MID CAP FUND

INVESTMENT INCOME:
Interest	$24,919	$85,357	$45,300
Dividends	15,927,943	73,808,399	95,450,047
Foreign tax withheld	(1,248,401)	(5,161,757)	(5,152,984)

Total investment income	14,704,461	68,731,999	90,342,363

EXPENSES:
Investment advisory fees	3,807,671	28,251,248	40,547,241
Shareholder servicing fees	1,094,630	6,629,759	9,540,527
Administration and Accounting fees	274,327	1,543,518	2,211,258
Custodian fees	396,009	1,416,542	1,516,023
Directors fees and expenses	31,321	186,070	270,982
Insurance premiums	16,471	28,062	40,036
Legal and Audit fees	105,968	387,148	401,877
Printing and postage fees	8,894	58,210	75,946
Registration fees	28,480	177,474	37,333
Transfer agent fees	71,280	366,861	519,171
Miscellaneous expenses	10,653	62,550	442,102

Total expenses	5,845,704	39,107,442	55,602,496
Expenses waived by Adviser and/or Shareholder Servicing Agent (Note 6)	(366,792)	(1,083,568)	(2,652,328)

Net expenses	5,478,912	38,023,874	52,950,168

NET INVESTMENT INCOME	9,225,549	30,708,125	37,392,195

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS, FOREIGN CURRENCY TRANSACTIONS, NET OF DEFERRED TAXES:
Net realized gains/(loss) on:
Investments	10,421,344	38,098,726	303,810,835
Futures contracts	—	(12,698,160)	—
Foreign currency transactions	—	(805,379)	(2,786,973)
Net change in unrealized appreciation/(depreciation) on:
Investments	3,659,502	199,576,122	8,462,962
Foreign currency transactions	—	(14,486,321)	1,087,298
Deferred taxes on unrealized appreciation	—	(1,339,934)	(365,357)

Net realized and change in unrealized gain on investments, futures contracts, foreign currency transactions, net of deferred taxes	14,080,846	208,345,054	310,208,765

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,306,395	$239,053,179	$347,600,960

See Notes to Financial Statements.

Old Westbury Funds, Inc.
STATEMENTS OF OPERATIONS - (Continued)
For the Year Ended October 31, 2012

	GLOBAL OPPORTUNITIES FUND	REAL RETURN FUND[a]

INVESTMENT INCOME:
Interest	$184,462,382	$13,279,109
Dividends	39,899,326	23,283,355
Foreign tax withheld	(2,412,107)	(2,107,337)

Total investment income	221,949,601	34,455,127

EXPENSES:
Investment advisory fees	53,650,762	20,734,180
Shareholder servicing fees	10,355,152	4,878,631
Administration and Accounting fees	2,396,157	1,184,805
Custodian fees	908,112	398,715
Directors fees and expenses	293,048	139,984
Insurance premiums	39,277	29,550
Interest expense	5,985	17,983
Legal and Audit fees	1,100,452	372,884
Printing and postage fees	74,379	40,856
Registration fees	289,355	30,879
Transfer agent fees	557,143	272,119
Miscellaneous expenses	287,480	83,643

Total expenses	69,957,302	28,184,229
Expenses waived by Adviser and/or Shareholder Servicing Agent (Note 6)	(7,817,333)	(1,324,996)

Net expenses	62,139,969	26,859,233

NET INVESTMENT INCOME	159,809,632	7,595,894

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY TRANSACTIONS, NET OF DEFERRED TAXES:
Net realized gains/(loss) on:
Investments	13,778,359	(175,726,309)
Futures contracts	(14,744,788)	(65,375,710)
Swap agreements	15,988,436	(50,084,271)
Written options and structured options	1,425,006	34,788,809
Foreign currency transactions	17,728,769	(211,336)
Net change in unrealized appreciation/(depreciation) on:
Investments	165,916,983	50,828,963
Futures contracts	2,537,156	18,726,915
Swap agreements	13,508,089	12,048,489
Written options and structured options	47,554,564	(17,055,217)
Foreign currency transactions	11,785,798	(81,111)
Deferred taxes on unrealized appreciation	(14,449)	—

Net realized and change in unrealized gain/(loss) on investments, securities sold short, futures contracts, swap agreements, written options, foreign currency transactions, net of deferred taxes	275,463,923	(192,140,778)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$435,273,555	$(184,544,884)

[a]	Consolidated Statement of Operations.

See Notes to Financial Statements.

Old Westbury Funds, Inc.
STATEMENTS OF OPERATIONS - (Continued)
For the Year Ended October 31, 2012

	FIXED INCOME FUND	MUNICIPAL BOND FUND

INVESTMENT INCOME:
Interest	$11,082,540	$22,232,627
Dividends	275	3,378

Total investment income	11,082,815	22,236,005

EXPENSES:
Investment advisory fees	2,116,544	4,323,719
Shareholder servicing fees	940,686	2,045,522
Administration and Accounting fees	239,211	490,769
Custodian fees	70,552	153,414
Directors fees and expenses	26,761	58,061
Insurance premiums	16,143	19,030
Legal and Audit fees	46,646	86,504
Printing and postage fees	8,344	15,993
Registration fees	29,528	46,706
Transfer agent fees	63,058	120,665
Miscellaneous expenses	32,747	60,189

Total expenses	3,590,220	7,420,572
Expenses waived by Adviser and/or Shareholder Servicing Agent (Note 6)	(470,343)	(1,022,761)

Net expenses	3,119,877	6,397,811

NET INVESTMENT INCOME	7,962,938	15,838,194

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gains/(loss) on:
Investments	6,094,287	10,395,767
Net change in unrealized appreciation/(depreciation) on:
Investments	2,081,185	22,320,353

Net realized and change in unrealized gain on investments	8,175,472	32,716,120

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,138,410	$48,554,314

See Notes to Financial Statements.

Old Westbury Funds, Inc.
Statements of Changes in Net Assets

	LARGE CAP CORE FUND

	FOR THE YEAR ENDED OCTOBER 31, 2012	FOR THE YEAR ENDED OCTOBER 31, 2011

FROM OPERATIONS:
Net investment income	$9,225,549	$2,518,101
Net realized gain/(loss) on investments and foreign currency transactions	10,421,344	5,388,005
Net change in unrealized appreciation/(depreciation) on investments, foreign currency transactions, net of deferred taxes	3,659,502	(21,691,100)

Net increase/(decrease) in net assets resulting from operations	23,306,395	(13,784,994)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,799,045)	(2,650,890)
Capital gains	—	—

Net decrease in net assets from distributions	(1,799,045)	(2,650,890)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	227,451,155	136,227,340
Reinvestment of distributions	527,506	11,999
Value of capital stock redeemed	(191,061,660)	(142,436,779)

Net increase/(decrease) in net assets resulting from capital stock transactions	36,917,001	(6,197,440)

Net increase/(decrease) in net assets	58,424,351	(22,633,324)
NET ASSETS:
Beginning of year	511,285,607	533,918,931

End of year	$569,709,958	$511,285,607

Undistributed net investment income	$9,193,478	$1,766,974

CAPITAL SHARE TRANSACTIONS:
Shares sold	20,630,526	11,047,439
Shares issued as reinvestment of distributions	48,798	998
Shares redeemed	(17,232,357)	(11,598,012)

Net increase/(decrease) in shares outstanding	3,446,967	(549,575)

See Notes to Financial Statements.

Old Westbury Funds, Inc.
STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

	LARGE CAP STRATEGIES FUND		GLOBAL SMALL & MID CAP FUND

	FOR THE YEAR ENDED OCTOBER 31, 2012	FOR THE YEAR ENDED OCTOBER 31, 2011	FOR THE YEAR ENDED OCTOBER 31, 2012	FOR THE YEAR ENDED OCTOBER 31, 2011

FROM OPERATIONS:
Net investment income	$30,708,125	$35,591,558	$37,392,195	$29,622,200
Net realized gain/(loss) on investments and foreign currency transactions	24,595,187	(12,186,303)	301,023,862	235,253,030
Net change in unrealized appreciation/(depreciation) on investments, foreign currency transactions, net of deferred taxes	183,749,867	(286,189,442)	9,184,903	(250,270,246)

Net increase/(decrease) in net assets resulting from operations	239,053,179	(262,784,187)	347,600,960	14,604,984

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(39,492,778)	(21,321,272)	(31,191,443)	(21,620,724)
Capital gains	—	—	(218,242,882)	(178,765,153)

Net decrease in net assets from distributions	(39,492,778)	(21,321,272)	(249,434,325)	(200,385,877)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	2,207,393,313	496,893,778	691,698,417	1,047,395,949
Reinvestment of distributions	948,386	6,776,181	129,458,271	152,777,602
Value of capital stock redeemed	(706,812,556)	(373,647,320)	(780,043,597)	(424,680,175)

Net increase/(decrease) in net assets resulting from capital stock transactions	1,501,529,143	130,022,639	41,113,091	775,493,376

Net increase/(decrease) in net assets	1,701,089,544	(154,082,820)	139,279,726	589,712,483
NET ASSETS:
Beginning of year	2,444,714,386	2,598,797,206	4,737,627,001	4,147,914,518

End of year	$4,145,803,930	$2,444,714,386	$4,876,906,727	$4,737,627,001

Undistributed net investment income	$24,504,344	$35,889,302	$29,389,536	$25,122,434

CAPITAL SHARE TRANSACTIONS:
Shares sold	236,820,110	46,378,774	47,651,396	67,324,885
Shares issued as reinvestment of distributions	108,895	659,161	9,666,744	9,961,479
Shares redeemed	(76,962,480)	(36,044,433)	(54,591,296)	(27,686,743)

Net increase/(decrease) in shares outstanding	159,966,525	10,993,502	2,726,844	49,599,621

See Notes to Financial Statements.

Old Westbury Funds, Inc.
STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

	GLOBAL OPPORTUNITIES FUND		REAL RETURN FUND[a]

	FOR THE YEAR ENDED OCTOBER 31, 2012	FOR THE YEAR ENDED OCTOBER 31, 2011	FOR THE YEAR ENDED OCTOBER 31, 2012	FOR THE YEAR ENDED OCTOBER 31, 2011

FROM OPERATIONS:
Net investment income	$159,809,632	$180,079,214	$7,595,894	$(906,675)
Net realized gain/(loss) on investments, swap agreements, futures contracts, written options and foreign currency transactions	34,175,782	169,596,111	(256,608,817)	147,559,774
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short, futures contracts, written options, swap agreements, foreign currency transactions, net of deferred taxes	241,288,141	(485,946,030)	64,468,039	(100,488,335)

Net increase/(decrease) in net assets resulting from operations	435,273,555	(136,270,705)	(184,544,884)	46,164,764

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(219,141,690)	(310,722,188)	(6,986,284)	(144,425,734)
Capital gains	—	—	—	—

Net decrease in net assets from distributions	(219,141,690)	(310,722,188)	(6,986,284)	(144,425,734)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	3,236,280,105	1,080,451,392	623,406,611	978,647,657
Reinvestment of distributions	49,818,157	87,622,356	1,706,123	81,578,459
Value of capital stock redeemed	(863,081,781)	(370,452,158)	(1,044,524,425)	(187,028,014)

Net increase/(decrease) in net assets resulting from capital stock transactions	2,423,016,481	797,621,590	(419,411,691)	873,198,102

Net increase/(decrease) in net assets	2,639,148,346	350,628,697	(610,942,859)	774,937,132
NET ASSETS:
Beginning of year	4,383,993,699	4,033,365,002	2,747,871,024	1,972,933,892

End of year	$7,023,142,045	$4,383,993,699	$2,136,928,165	$2,747,871,024

Undistributed (distributions in excess of) net investment income	$141,482,022	$151,428,945	$(117,705,731)	$(117,357,677)

CAPITAL SHARE TRANSACTIONS:
Shares sold	445,049,456	137,308,802	64,888,854	90,389,969
Shares issued as reinvestment of distributions	7,350,425	11,392,046	187,486	7,816,001
Shares redeemed	(123,098,643)	(47,731,550)	(110,753,944)	(17,480,117)

Net increase/(decrease) in shares outstanding	329,301,238	100,969,298	(45,677,604)	80,725,853

[a]	Consolidated Statements of Changes in Net Assets.

See Notes to Financial Statements.

Old Westbury Funds, Inc.
STATEMENTS OF CHANGES IN NET ASSETS - (Continued)

	FIXED INCOME FUND		MUNICIPAL BOND FUND

	FOR THE YEAR ENDED OCTOBER 31, 2012	FOR THE YEAR ENDED OCTOBER 31, 2011	FOR THE YEAR ENDED OCTOBER 31, 2012	FOR THE YEAR ENDED OCTOBER 31, 2011

FROM OPERATIONS:
Net investment income	$7,962,938	$10,014,495	$15,838,194	$15,165,517
Net realized gain/(loss) on investments, swap agreements, futures contracts, written options and foreign currency transactions	6,094,287	11,073,788	10,395,767	2,446,100
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short, futures contracts, written options, swap agreements, foreign currency transactions, net of deferred taxes	2,081,185	(12,680,080)	22,320,353	(9,801,206)

Net increase/(decrease) in net assets resulting from operations	16,138,410	8,408,203	48,554,314	7,810,411

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(11,049,872)	(12,002,014)	(15,863,357)	(15,677,084)
Capital gains	(9,905,390)	(1,226,051)	(2,446,002)	(3,840,133)

Net decrease in net assets from distributions	(20,955,262)	(13,228,065)	(18,309,359)	(19,517,217)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from sale of capital stock	114,856,245	125,495,312	323,340,721	355,466,566
Reinvestment of distributions	9,968,752	3,610,927	4,261,508	2,451,894
Value of capital stock redeemed	(85,762,113)	(94,666,337)	(195,153,277)	(197,641,602)

Net increase/(decrease) in net assets resulting from capital stock transactions	39,062,884	34,439,902	132,448,952	160,276,858

Net increase/(decrease) in net assets	34,246,032	29,620,040	162,693,907	148,570,052
NET ASSETS:
Beginning of year	457,065,244	427,445,204	936,055,830	787,485,778

End of year	$491,311,276	$457,065,244	$1,098,749,737	$936,055,830

Undistributed (distributions in excess of) net investment income	$823,077	$1,022,197	$1,338,981	$1,364,144

CAPITAL SHARE TRANSACTIONS:
Shares sold	9,903,721	10,758,730	26,443,791	30,268,723
Shares issued as reinvestment of distributions	867,348	308,423	351,244	206,547
Shares redeemed	(7,380,916)	(8,128,034)	(15,975,282)	(16,794,700)

Net increase/(decrease) in shares outstanding	3,390,153	2,939,119	10,819,753	13,680,570

See Notes to Financial Statements.

Old Westbury Funds, Inc.
Large Cap Core Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$11.13	$11.48	$10.67	$9.99	$15.89

Investment operations:
Net investment income	0.19 [a]	0.06 [a]	0.05 [a]	0.07 [a]	0.09
Net realized and unrealized gains/(losses) on investments	0.25	(0.35)	0.79	0.65	(5.18)

Total from investment operations	0.44	(0.29)	0.84	0.72	(5.09)

Distributions:
Net investment income	(0.04)	(0.06)	(0.03)	(0.04)	(0.09)
Net realized gains	—	—	—	—	(0.72)

Total distributions	(0.04)	(0.06)	(0.03)	(0.04)	(0.81)

Net asset value, end of year	$11.53	$11.13	$11.48	$10.67	$9.99

Total return	3.9%	(2.6)%	7.9%	7.3%	(33.6)%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$569,710	$511,286	$533,919	$417,298	$337,109
Ratio of expenses to average net assets before expense waivers	1.07%	1.00%[b]	1.01%	1.03%	1.03%
Ratio of expenses to average net assets after expense waivers	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.69%	0.46%	0.41%	0.75%	0.63%
Portfolio turnover rate	86%	72%	64%	68%	95%

[a]	Calculated using the average shares method for the period.

[b]	There were no voluntary fee reductions during the period.

See Notes to Financial Statements.

Old Westbury Funds, Inc.
Large Cap Strategies Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$9.12	$10.11	$8.95	$7.96	$15.04

Investment operations:
Net investment income	0.09 [a]	0.13 [a]	0.09 [a]	0.11 [a]	0.19 [a]
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.63	(1.04)	1.20	1.08	(5.69)

Total from investment operations	0.72	(0.91)	1.29	1.19	(5.50)

Distributions:
Net investment income	(0.15)	(0.08)	(0.13)	(0.20)	(0.17)
Net realized gains	—	—	—	—	(1.41)

Total distributions	(0.15)	(0.08)	(0.13)	(0.20)	(1.58)

Net asset value, end of year	$9.69	$9.12	$10.11	$8.95	$7.96

Total return	8.0%	(9.1)%	14.6%	15.5%	(40.5)%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$4,145,804	$2,444,714	$2,598,797	$2,044,236	$1,699,942
Ratio of expenses to average net assets before expense waivers	1.18%	1.08%	1.09%	1.11%	1.11%
Ratio of expenses to average net assets after expense waivers	1.15%	1.05%	1.05%	1.05%	1.10%
Ratio of net investment income to average net assets	0.93%	1.29%	1.02%	1.36%	1.72%
Portfolio turnover rate	55%	158%[b]	64%	86%	66%

[a]	Calculated using the average shares method for the period.

[b]	The significant increase in rate is due to repositioning in October 2011 to reflect change in investment strategy.

See Notes to Financial Statements.

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$14.34	$14.78	$12.05	$9.83	$15.45

Investment operations:
Net investment income	0.11 [a]	0.09 [a]	0.04 [a]	0.02 [a]	0.08 [a]
Net realized and unrealized gains/(losses) on investments, foreign currency transactions and deferred taxes	0.95	0.14	2.79	2.23	(4.53)

Total from investment operations	1.06	0.23	2.83	2.25	(4.45)

Distributions:
Net investment income	(0.10)	(0.08)	(0.10)	(0.03)	(0.07)
Net realized gains	(0.66)	(0.59)	—	—	(1.10)

Total distributions	(0.76)	(0.67)	(0.10)	(0.03)	(1.17)

Net asset value, end of year	$14.64	$14.34	$14.78	$12.05	$9.83

Total return	8.0%	1.3%	23.7%	22.9%	(30.4)%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$4,876,907	$4,737,627	$4,147,915	$3,219,533	$2,941,943
Ratio of expenses to average net assets before expense waivers	1.17%[b]	1.18%[b]	1.14%[b]	1.11%[b]	1.12%
Ratio of expenses to average net assets after expense waivers and excluding interest expense	1.11%	1.11%	1.11%	1.11%	1.11%
Ratio of net investment income to average net assets	0.78%	0.62%	0.34%	0.21%	0.66%
Portfolio turnover rate	28%	37%	39%	30%	36%

[a]	Calculated using the average shares method for the period.

[b]

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense back to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

See Notes to Financial Statements.

Old Westbury Funds, Inc.
Global Opportunities Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,				PERIOD ENDED 10/31/08[a]

	2012	2011	2010	2009

Net asset value, beginning of period	$7.23	$7.99	$6.98	$6.58	$10.00

Investment operations:
Net investment income	0.22 [b]	0.32 [b]	0.40 [b]	0.30 [b]	0.16 [b]
Net realized and unrealized gains/(losses) on investments, futures contracts, swap agreements, written options, foreign currency transactions and deferred taxes	0.41	(0.48)	0.78	0.65	(3.56)

Total from investment operations	0.63	(0.16)	1.18	0.95	(3.40)

Distributions:
Net investment income	(0.35)	(0.60)	(0.17)	(0.55)	(0.02)

Total distributions	(0.35)	(0.60)	(0.17)	(0.55)	(0.02)

Net asset value, end of period	$7.51	$7.23	$7.99	$6.98	$6.58

Total return	9.4%	(2.4)%	17.2%	16.3%	(34.0)%[c]

Annualized ratios/supplemental data:
Net assets at end of period (000’s)	$7,023,142	$4,383,994	$4,033,365	$3,017,633	$1,168,551
Ratio of expenses to average net assets before expense waivers	1.35%[d]	1.36%[d]	1.30%[d]	1.33%[d]	1.36%[e]
Ratio of expenses to average net assets after expense waivers and excluding interest expense	1.20%	1.20%	1.20%	1.22%	1.35%[e]
Ratio of net investment income to average net assets	3.09%	4.07%	5.46%	4.70%	1.98%[e]
Portfolio turnover rate	122%	84%	62%	111%	145%[c]

[a]	For the period from November 28, 2007 (commencement of operations) to October 31, 2008.

[b]	Calculated using the average shares method for the period.

[c]	Not Annualized.

[d]

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense back to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

[e]	Annualized.

See Notes to Financial Statements.

Old Westbury Funds, Inc.
Real Return Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2012[a]	2011[a]	2010[a]	2009[a]	2008

Net asset value, beginning of year	$10.23	$10.50	$9.52	$8.34	$13.73

Investment operations:
Net investment income	0.03 [b]	0.00 [b,c]	0.02 [b]	0.00 [b,c]	0.21 [b]
Net realized and unrealized gains/(losses) on investments,
futures contracts, swap agreements, written options and
foreign currency transactions	(0.65)	0.42	1.05	1.39	(4.50)

Total from investment operations	(0.62)	0.42	1.07	1.39	(4.29)

Distributions:
Net investment income	(0.03)	(0.69)	(0.09)	(0.21)	(0.11)
Net realized gains	—	—	—	—	(0.99)

Total distributions	(0.03)	(0.69)	(0.09)	(0.21)	(1.10)

Net asset value, end of year	$9.58	$10.23	$10.50	$9.52	$8.34

Total return	(6.1)%	3.9%	11.3%	17.1%	(34.2)%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$2,136,928	$2,747,871	$1,972,934	$1,605,227	$1,371,944
Ratio of expenses to average net assets before expense waivers	1.16%[d]	1.15%[d]	1.10%[d]	1.10%[d]	1.25%[d]
Ratio of expenses to average net assets after expense waivers and excluding interest expense	1.10%	1.10%	1.08%	1.10%	1.08%
Ratio of net investment income to average net assets	0.31%	(0.03)%	0.18%	0.00%[e]	1.54%
Portfolio turnover rate	83%	109%	64%	75%	88%

[a]	Consolidated Financial Highlights.

[b]	Calculated using the average shares method for the period.

[c]	Less than $0.01 or $(0.01) per share.

[d]

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense back to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

[e]	Less than 0.01%.

See Notes to Financial Statements.

Old Westbury Funds, Inc.
Fixed Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$11.80	$11.94	$11.77	$11.08	$10.88

Investment operations:
Net investment income	0.20 [a]	0.27 [a]	0.31 [a]	0.38 [a]	0.44
Net realized and unrealized gains/(losses) on investments	0.20	(0.06)	0.45	0.83	0.22

Total from investment operations	0.40	0.21	0.76	1.21	0.66

Distributions:
Net investment income	(0.28)	(0.32)	(0.48)	(0.39)	(0.44)
Net realized gains	(0.26)	(0.03)	(0.11)	(0.13)	(0.02)

Total distributions	(0.54)	(0.35)	(0.59)	(0.52)	(0.46)

Net asset value, end of year	$11.66	$11.80	$11.94	$11.77	$11.08

Total return	3.5%	1.9%	6.7%	11.1%	6.2%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$491,311	$457,065	$427,445	$306,888	$171,444
Ratio of expenses to average net assets before expense waivers	0.76%	0.76%	0.78%	0.80%	0.82%
Ratio of expenses to average net assets after expense waivers	0.66%	0.66%	0.68%	0.70%	0.70%
Ratio of net investment income to average net assets	1.69%	2.29%	2.63%	3.31%	3.92%
Portfolio turnover rate	64%	76%	26%	37%	36%

[a]	Calculated using the average shares method for the period.

See Notes to Financial Statements.

Old Westbury Funds, Inc.
Municipal Bond Fund
Financial Highlights

For a Share Outstanding Throughout Each Period.

	YEAR ENDED OCTOBER 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$11.96	$12.19	$11.76	$10.82	$11.21

Investment operations:
Net investment income	0.19 [a]	0.21 [a]	0.37 [a]	0.37 [a]	0.37 [a]
Net realized and unrealized gains/(losses) on investments	0.40	(0.16)	0.49	0.91	(0.41)

Total from investment operations	0.59	0.05	0.86	1.28	(0.04)

Distributions:
Net investment income	(0.19)	(0.22)	(0.43)	(0.34)	(0.35)
Net realized gains	(0.03)	(0.06)	—	—	—

Total distributions	(0.22)	(0.28)	(0.43)	(0.34)	(0.35)

Net asset value, end of year	$12.33	$11.96	$12.19	$11.76	$10.82

Total return	5.0%	0.5%	7.4%	12.1%	(0.5)%

Annualized ratios/supplemental data:
Net assets at end of year (000’s)	$1,098,750	$936,056	$787,486	$527,042	$226,504
Ratio of expenses to average net assets before expense waivers	0.73%	0.73%	0.76%	0.79%	0.81%
Ratio of expenses to average net assets after expense waivers	0.63%	0.63%	0.66%	0.69%	0.70%
Ratio of net investment income to average net assets	1.55%	1.79%	3.09%	3.21%	3.32%
Portfolio turnover rate	34%	64%	20%	10%	47%

[a]	Calculated using the average shares method for the period.

See Notes to Financial Statements.

Old Westbury Funds, Inc.
Notes To Financial Statements
October 31, 2012

1.	Organization:

Old Westbury Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on August 26, 1993 and commenced operations on October 22, 1993. The Corporation is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation’s Articles of Incorporation permit the Corporation’s Board of Directors (the “Board”) to create an unlimited number of series, each with one or more separate classes of shares. At October 31, 2012, the Corporation consisted of seven separate investment portfolios (each series individually referred to as a “Fund” and collectively as the “Funds”) shown below:

Fund Name	Investment Objective

Old Westbury Large Cap Core Fund (formerly U.S. Large Cap Fund) (“Large Cap Core Fund”)	Long-term capital appreciation.
Old Westbury Large Cap Strategies Fund (formerly Non-U.S. Large Cap Fund) (“Large Cap Strategies Fund”)	Long-term capital appreciation.
Old Westbury Global Small & Mid Cap Fund (“Global Small & Mid Cap Fund”)	Long-term capital appreciation.
Old Westbury Global Opportunities Fund (“Global Opportunities Fund”)	Long-term capital appreciation.
Old Westbury Real Return Fund (“Real Return Fund”)	Real capital appreciation in inflationary environments.
Old Westbury Fixed Income Fund (“Fixed Income Fund”)	Total return (consisting of current income and capital appreciation).
Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)	Total return (consisting of current income that is exempt from regular federal income tax and capital appreciation).

The Corporation has authorized a total of 20 billion shares of common stock (par value $0.001 per share).

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties for the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation. However, based on experience, the Corporation expects the risk of loss to be remote.

2.	Basis for Consolidation for the Real Return Fund:

The consolidated financial statements of the Real Return Fund include the financial results of its wholly-owned subsidiary (organized under the laws of the Cayman Islands), OWF Real Return Fund, Ltd. (the “Subsidiary”). All material intercompany accounts and transactions have been eliminated. The Subsidiary commenced operations on November 7, 2008. The Real Return Fund commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting rules relating to reporting of a wholly-owned subsidiary. The Real Return Fund seeks to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary has the same investment goal as the Real Return Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Real Return Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Real Return Fund. The portion of the Real Return Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial. To the extent of the Real Return Fund’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. As of October 31, 2012, the Subsidiary represented $513,042,004 or 24.01% of the Real Return Fund’s net assets.

3.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Corporation in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2012

that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants such as the Corporation.

A. Valuation of Investments. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined, and securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). If there has been no sale on such day, the security is valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, or if events or circumstances that could materially affect the value of such Funds’ securities have occurred, then the security is valued at a fair value determined in accordance with procedures approved by the Board. Securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities. Investments in open-end investment companies are valued at the most recently calculated net asset value (“NAV”).

Securities traded in the over-the-counter market are valued at the mean of the current bid and asked prices from such sources as the Board deems appropriate to reflect their fair value.

U.S. government obligations and other debt instruments having 60 days or less remaining until maturity at acquisition are valued at amortized cost when such value reflects fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved as reliable by the Board. Pricing Service Vendors base their valuations on a number of factors, including, but not limited to, actual transaction data, benchmark yields, market bids, market offers, quotations from dealers, credit risk spreads, interest rate spreads, proprietary pricing models, cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements, specific deal information and other relationships observed in markets of comparable securities.

All other investment assets and liabilities, including derivatives, restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board designed to reflect, in good faith, the fair value of such investments or other assets and liabilities. Fair value methods can include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. Real assets (i.e., assets not constituting securities or securities whose value is determined by underlying real assets), including collectibles such as coins, for which there is no readily available market quotation are valued on the basis of appraised value as determined by an independent appraiser selected by the Funds’ Investment Adviser, Bessemer Investment Management LLC (“BIM”)(“Adviser”). Appraisals are obtained on an ongoing, periodic basis in order to assure current valuations; appraisals generally are obtained not less frequently than quarterly and appraised values may be updated between appraisals on the basis of reported industry benchmarks. Derivative contracts and instruments are valued on the basis of industry-standard pricing information, including counterparty valuation quotations, industry inputs for market standard pricing models and generally available dealer quotations, subject to the review and confirmation by BIM where appropriate.

In the event of a change in the S&P 500 Index that is greater than predetermined levels approved by the Board, the Funds may use a pricing service authorized by the Board that has been designated to determine fair value. The Funds that invest in certain foreign securities that trade in non-U.S. markets may use a systematic fair valuation model provided by an independent third party vendor to value its non-U.S. investments. The Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds’ procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that a Fund prices its shares. Significant events may include: government actions; natural disasters; armed conflict; act of terrorism and similar situations; and significant market fluctuations. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold. Such fair valuations are categorized as Level 2 in the fair value hierarchy. Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy. The Large Cap Strategies Fund, Global Small & Mid Cap Fund and the Global Opportunities Fund utilized a systematic fair valuation model provided by an independent third-party vendor to fair value certain securities 31 days during the year ended October 31, 2012. As a result on days when the index change exceeds predetermined levels, certain securities held by the Funds were transferred from Level 1 into Level 2. On any subsequent day

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2012

when such index level is not exceeded, certain securities held by the Funds were transferred from Level 2 back into Level 1. As of October 31, 2012, foreign securities were not fair valued as the change in the S&P 500 Index did not exceed the Funds’ predetermined level. There were no other transfers between Level 1 and Level 2 during the year ended October 31, 2012.

The fair value of investments is determined in accordance with the valuation procedures approved by the Board. The Funds’ Pricing Committee established by the Board (the “Pricing Committee”) reviews pricing methodologies for derivatives and all other types of investments on a quarterly basis. The Pricing Committee is charged with the responsibility to determine the fair value of certain investments for which market quotations are not readily available. These investments are either categorized as Level 2 or 3 depending on the observability of the inputs used. The Pricing Committee may consider one or more factors in determining an investment’s fair value. The factors to be taken into account, to the extent relevant, typically include, but are not limited to: fundamental analytical data, the nature and duration of any restrictions on disposition of the investments, an evaluation of the forces that influence the market in which the investments are purchased and sold, the type of investment, financial statements and company filings, lack of marketability, the cost and date of purchase, recommendation of the Adviser and any other relevant matters. When the fair valuation of investments use significant unobservable inputs, such investments will be categorized as Level 3 in the fair value hierarchy. These valuation methods may require subjective determinations about the value of an investment. While the Funds’ policy is intended to result in a calculation of the Funds’ NAV that fairly reflects investment values as of the time of pricing, the Funds cannot guarantee that values determined by the Pricing Committee would accurately reflect the price that the Funds could obtain for an investment if it were to dispose of that investment as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the investments were sold.

The significant unobservable inputs used in fair value measurement of the Funds’ Level 3 investments may include, where applicable, (i) an estimation of a normalized earnings level or projected cash flows for the company; (ii) the discounts applied to the last available price of the investment or a selection of comparable investments due to the lack of marketability of the investment; (iii) values or bid offers by dealers or other third parties and (iv) the value associated with the latest round of financing. Significant changes in any of those inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to investments categorized within Level 3 in the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors including back testing of trigger related fair value prices, a regular review of key inputs and assumptions, reviews of missing and stale prices and price variance analysis, including investigation of unusual or unexpected pricing changes and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently approved by the Funds’ Board.

B. Security Transactions and Related Investment Income. Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Funds are informed of the dividends. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis for each of the Funds and includes where applicable, the amortization of premiums and accretion of discounts.

C. Foreign Currency Transactions. The books and records of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates as of the date of the Statements of Assets and Liabilities. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) on investments, futures contracts, swap agreements, written options and foreign currency transactions in the Statements of Operations.

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2012

Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies, including the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

D. Securities Sold Short. The Large Cap Strategies Fund, Global Small & Mid Cap Fund, Global Opportunities Fund and Real Return Fund may sell securities short. A short sale is a transaction in which a Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. A Fund is obligated to replace the borrowed securities at their market price at the time of settlement. A Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by a Fund involve certain risks and special considerations.

The Funds may not always be able to close out a short position on favorable terms. Short sales involve the risk that a Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by a Fund). In contrast, the risk of loss from a long position is limited to a Fund’s investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage which may lead to higher volatility of a Fund’s NAV or greater losses for a Fund. To mitigate leverage risk, a Fund will always hold liquid assets (including its long positions) at least equal to its short position exposure, marked-to-market daily.

E. Collectibles. The Real Return Fund may invest in collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have representative market valuations available. The values of the collectible coins and sets of coins held by the Real Return Fund are appraised on a quarterly basis by an independent professional coin appraiser, who uses market auction data, among other factors, to determine each coin’s and set of coins’ current value. Between these quarterly appraisals, each coin and set of coins is valued weekly via information in the Coin Dealer Newsletter based on the price movement of a basket of like coins identified by BIM. The Real Return Fund does not currently intend to invest more than 5% of its total assets in collectibles. As of October 31, 2012, the Real Return Fund held $43,900,944, or 2.05% of net assets, in collectibles.

F. Commodities. The Real Return Fund and its Subsidiary may invest in commodities. In order to gain exposure to the commodities markets, the Real Return Fund, through its Subsidiary, may invest directly in physical commodities in addition to indirect investments in commodities-linked or related instruments. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

G. Inflation-Protected Securities. The Funds may invest in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2012

H. When-Issued and Delayed Delivery Securities. The Funds may purchase or sell securities that they are entitled to receive on a when-issued basis. The Funds may also purchase or sell securities on a delayed delivery basis. When-issued and delayed delivery securities involve risk that the security a Fund buys will lose value prior to its delivery. There is also a risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

I. Loan Participations and Assignments. The Global Opportunities Fund, Real Return Fund and Fixed Income Fund may invest in fixed or floating rate loans to U.S. companies, foreign entities, and U.S. subsidiaries of foreign entities made by one or more financial institutions. The rate of interest on a fixed-rate loan is generally a set amount. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the London InterBank Offered Rate, the Certificate of Deposit Rate of a designated U.S. bank, the prime rate of a designated U.S. bank, the Federal Funds rate, or another base lending rate used by commercial lenders. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. A Fund may invest in loans that are investment grade, below investment grade (“junk”), or not rated by any nationally recognized statistical ratings organization. Loans that are rated lower than investment grade typically entail default and other risks greater than those associated with higher-rated loans. Generally, the lower the rating category, the riskier the investment. Typically, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Currently, the Global Opportunities Fund intends to invest in loans that are below investment grade and, to a lesser extent, unrated loans. The Global Opportunities Fund’s investments in loans are expected in most instances to be in the form of assignments. Generally, when a Fund purchases an assignment of a loan from a lender, it will step into the position of the lender and acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain obligations may be restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a loan is by purchasing a participation of interest and not an assignment. A Fund may have difficulty disposing of assignments and participation interests given these limitations and other factors.

J. Credit Enhancements. Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; and third party insurance (i.e., AMBAC and FGIC). The value of the obligations may be affected by changes in credit worthiness of the entities that provide any supporting letters of credit or other credit enhancements. The value of the obligations also will be affected by the exhaustion, termination or expiration of any credit enhancement.

K. Restricted and Illiquid Securities. The Funds may purchase securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at times advantageous to the Funds. Each Fund intends to limit the purchase of securities which have not been determined by BIM to be liquid, together with other securities considered to be illiquid, including repurchase agreements providing for settlement in more than seven days after notice, to not more than 15% of its net assets.

L. Distributions to Shareholders. Distributions from net investment income, if any, generally are declared and paid quarterly for the Fixed Income Fund and Municipal Bond Fund and at least annually for the Large Cap Core Fund, Large Cap Strategies Fund, Global Small & Mid Cap Fund, Global Opportunities Fund and Real Return Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

M. Expenses. Expenses that are directly related to one of the Funds are charged directly to that Fund on an accrual basis. Other operating expenses of the Corporation are prorated to each Fund on an accrual basis utilizing relative net assets or another reasonable basis.

4.	Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2012

exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is generally represented by their value recorded in the Funds’ Statements of Assets and Liabilities.

5.	Fair Value Measurements:

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 - quoted prices in active markets for identical securities.

•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit ratings, etc.).

•	Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Funds’ investments as of October 31, 2012 is as follows:

	Level 1 Quoted Prices		Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(d)	Total

Investments in Securities Assets:
Large Cap Core Fund
Equity Securities	$556,432,692	(a)	$—	$—	$556,432,692
Investment Company	12,644,100		—	—	12,644,100

Total	$569,076,792		$—	$—	$569,076,792

Large Cap Strategies Fund
Equity Securities:(b)	$3,886,552,416	(a)	$—	$—	$3,886,552,416
Exchange Traded Funds	132,379,700		—	—	132,379,700
U.S. Government Agencies	—		34,997,283	—	34,997,283
Cash Sweep	92,666,600		—	—	92,666,600
Other Financial Instruments - Assets*
Foreign currency exchange contracts	—		218,013	—	218,013
Other Financial Instruments - Liabilities*
Foreign currency exchange contracts	—		(4,078,455)	—	(4,078,455)

Total	$4,111,598,716		$31,136,841	$—	$4,142,735,557

Global Small & Mid Cap Fund
Equity Securities:(b)
Argentina	$2,323,800		$—	$—	$2,323,800
Australia	100,579,034		14,135	96,502	100,689,671
Austria	11,529,726		—	—	11,529,726
Bahamas	31,161		—	—	31,161
Belgium	10,698,104		—	—	10,698,104
Bermuda	35,055,735		—	—	35,055,735
Brazil	50,466,600		—	5,905	50,472,505
Canada	117,151,856		—	1,889	117,153,745
Cayman Islands	136,215		—	—	136,215

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2012

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(d)	Total

Chile	$7,763,332	$—	$—	$7,763,332
China	46,955,049	—	160,526	47,115,575
Cyprus	840,562	—	—	840,562
Denmark	23,081,442	—	—	23,081,442
Finland	25,314,144	—	—	25,314,144
France	103,406,198	—	—	103,406,198
Gabon	2,687	—	—	2,687
Germany	126,900,841	—	—	126,900,841
Gibraltar	381,649	—	—	381,649
Greece	2,722,641	—	6,775	2,729,416
Guernsey	2,845,834	—	—	2,845,834
Hong Kong	73,964,091	6,363	1,256,342	75,226,796
Hungary	1,438,899	39	—	1,438,938
India	61,546,766	—	22,731	61,569,497
Indonesia	27,524,108	—	145,817	27,669,925
Ireland	102,487,137	484,771	—	102,971,908
Isle of Man	49,201	—	—	49,201
Israel	86,360,788	—	—	86,360,788
Italy	21,407,543	—	273	21,407,816
Japan	245,530,415		17,779	245,548,194
Jersey Channel Islands	220,562	—	59,055	279,617
Liechtenstein	268,884	—	—	268,884
Luxembourg	797,539	—	—	797,539
Malaysia	36,642,857	—	—	36,642,857
Malta	230,307	—	—	230,307
Mauritius	311,551	—	—	311,551
Mexico	21,436,284	33,120	—	21,469,404
Monaco	17,744	—	—	17,744
Mongolia	50,370	—	—	50,370
Netherlands	48,823,253	—	—	48,823,253
New Zealand	17,797,008	—	—	17,797,008
Norway	10,151,049	—	—	10,151,049
Papua New Guinea	23,616	—	—	23,616
Peru	6,687,302	—	—	6,687,302
Philippines	17,062,781	—	—	17,062,781
Poland	5,520,238	—	—	5,520,238
Portugal	2,484,131	—	—	2,484,131
Russia	233,275	—	—	233,275
Singapore	94,258,462	—	—	94,258,462
South Africa	36,756,493	—	8,653	36,765,146
South Korea	67,942,691	—	37,111	67,979,802
Spain	23,790,674	—	—	23,790,674
Sweden	41,551,629	—	—	41,551,629
Switzerland	74,645,765	—	—	74,645,765
Taiwan	54,823,800	—	256,132	55,079,932
Thailand	23,509,887	668,859	—	24,178,746
Turkey	8,228,478	—	—	8,228,478
Ukraine	52,119	—	—	52,119
United Arab Emirates	902,307	—	—	902,307

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2012

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs(d)	Total

United Kingdom	$471,937,739	$—	$2,675	$471,940,414
United States	2,246,344,100	—	—	2,246,344,100

Total Equities	$4,601,998,453	$1,207,287	$2,078,165	$4,605,283,905

Exchange Traded Funds	171,022,301	—	—	171,022,301
Investment Company	1,861,800	—	—	1,861,800
Rights/Warrants
Brazil	—	2,638	—	2,638
China	—	—	796	796
Hong Kong	—	67,794	—	67,794
Italy	—	467	—	467
Malaysia	98,974	—	—	98,974
Poland	—	432	—	432
Singapore	12,926	—	—	12,926
South Africa	3,618	—	—	3,618
South Korea	—	2,375	—	2,375
Taiwan	—	132	—	132

Total Rights/Warrants	$115,518	$73,838	$796	$190,152

U.S. Government Agencies	—	10,999,236	—	10,999,236
Cash Sweep	84,957,198	—	—	84,957,198
Other financial instruments - Assets*:
Foreign currency exchange contracts	$—	$164,993	$—	$164,993
Other financial instruments -Liabilities*:
Foreign currency exchange contracts	—	(37,950)	—	(37,950)

Total	$4,859,955,270	$12,407,404	$2,078,961	$4,874,441,635

Global Opportunities Fund
Equity Securities:(b)
Australia	$16,709,665	$—	$—	$16,709,665
Belgium	5,944,501	—	—	5,944,501
Bermuda	10,407,188	—	—	10,407,188
Brazil	3,895,534	—	—	3,895,534
Canada	37,910,774	—	—	37,910,774
Cayman Islands	1,393,639	—	—	1,393,639
Chile	965,524	—	—	965,524
China	3,661,680	—	801,002	4,462,682
Finland	6,564,177	—	—	6,564,177
France	21,666,315	—	—	21,666,315
Germany	12,430,610	—	—	12,430,610
Hong Kong	13,782,569	—	—	13,782,569
India	2,208,375	—	—	2,208,375
Indonesia	1,837,392	—	—	1,837,392
Ireland	25,443,350	—	—	25,443,350
Israel	15,568,500	—	—	15,568,500
Italy	15,347,499	—	—	15,347,499
Japan	87,519,813	—	—	87,519,813
Jersey Channel Islands	3,120,851	—	—	3,120,851
Malaysia	20,877,172	—	—	20,877,172
Mexico	7,885,782	—	—	7,885,782
Netherlands	6,038,841	—	—	6,038,841
New Zealand	519,747	—	—	519,747

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2012

	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs(d)		Total

Norway	$9,452,483		$—		$—		$9,452,483
Pakistan	1,821,794		—		—		1,821,794
Poland	2,628,015		—		—		2,628,015
Portugal	7,164,466		—		—		7,164,466
Puerto Rico	2,636,098		—		—		2,636,098
Singapore	12,185,145		—		—		12,185,145
South Africa	9,701,388		—		—		9,701,388
South Korea	3,246,894		—		—		3,246,894
Spain	3,953,999		—		—		3,953,999
Sweden	4,201,728		—		—		4,201,728
Switzerland	15,851,689		—		—		15,851,689
Taiwan	15,662,778		—		—		15,662,778
Thailand	334,698		7,318,132		—		7,652,830
Turkey	689,752		—		—		689,752
United Kingdom	35,155,862		—		—		35,155,862
United States	697,530,100		—		258,750		697,788,850

Total Equities	$1,143,916,387		$7,318,132		$1,059,752		$1,152,294,271

Exchange Traded Funds	234,123,261		—		—		234,123,261
Preferred Stock	849,688	(a)	—		—		849,688
Rights/Warrants	—		40	(a)	—		40
Bank Loans	—		106,841,526	(a)	—		106,841,526
Corporate Bonds	—		1,939,178,727	(a)	25,957,258	(c)	1,965,135,985
Government Bonds	—		894,892,143	(a)	—		894,892,143
Asset-Backed Securities	—		105,740,140	(a)	—		105,740,140
Non-Agency Mortgage-Backed Securities	—		806,738,372	(a)	—		806,738,372
U.S. Government Agencies	—		590,767,990		—		590,767,990
U.S. Government Securities	—		1,419,382,456		—		1,419,382,456
Municipal Bonds	—		3,530,016	(a)	—		3,530,016
Cash Sweep	149,333,826		—		—		149,333,826

Other financial instruments - Assets*:
Equity contracts	374,161		33,817,069		—		34,191,230
Foreign exchange currency contracts	—		20,212,915		—		20,212,915
Other financial instruments - Liabilities*:
Commodity contracts	(1,860,350)		—		—		(1,860,350)
Equity contracts	(101,843,663)		(46,469,270)		—		(148,312,933)
Foreign exchange currency contracts	—		(32,095,018)		—		(32,095,018)

Total	$1,424,893,310		$5,849,855,238		$27,017,010		$7,301,765,558

Real Return Fund
Equity Securities	$442,744,190	(a)	$—		$—		$442,744,190
Collectible Coins	—		43,900,944		—		43,900,944
Commodities	103,539,310		—		—		103,539,310
Asset-Backed Securities	—		122,668,000	(a)	—		122,668,000
Corporate Bonds	—		3,265,323	(a)	—		3,265,323
Government Bonds	—		418,951,548	(a)	—		418,951,548
U.S. Government Agencies	—		239,552,846		—		239,552,846
U.S. Government Securities	—		704,518,819		—		704,518,819
Cash Sweep	83,840,028		—		—		83,840,028
Other financial instruments - Assets*:
Commodity contracts	57,344,754		20,466,115		—		77,810,869

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2012

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs(d)	Total

Other financial instruments - Liabilities*:
Commodity contracts	$(78,152,392)	$(22,940,618)		$—	$(101,093,010)

Total	$609,315,890	$1,530,382,977		$—	$2,139,698,867

Fixed Income Fund
Corporate Bonds	$—	$215,105,799	(a)	$—	$215,105,799
Asset-Backed Securities	—	10,494,656		—	10,494,656
Municipal Bonds	—	37,937,318	(a)	—	37,937,318
Collateralized Mortgage Obligations	—	6,768,915	(a)	—	6,768,915
U.S. Government Agencies	—	56,146,926		—	56,146,926
U.S. Government Securities	—	149,556,064		—	149,556,064
Government Bonds	—	11,488,959	(a)	—	11,488,959
Investment Company	922,300	—		—	922,300

Total	$922,300	$487,498,637		$—	$488,420,937

Municipal Bond Fund
Municipal Bonds	$—	$1,082,191,069	(a)	$—	$1,082,191,069
Investment Company	16,535,200	—		—	16,535,200

Total	$16,535,200	$1,082,191,069		$—	$1,098,726,269

(a)	The breakdown of the Fund’s investments into major categories or countries is disclosed in the respective Fund’s Portfolio of Investments and in footnote 6 for derivatives.

(b)

In the Large Cap Strategies Fund, Global Small & Mid Cap Fund and Global Opportunities Fund, certain foreign securities were not fair valued at October 31, 2012 as the change in the S&P 500 Index did not exceed the Funds’ predetermined level (see footnote 3.A). Since these securities were fair valued at October 31, 2011 as a result of exceeding the predetermined level, these securities transferred from Level 2 to Level 1 since the prior fiscal year-end. The value of the securities transferred from Level 2 to Level 1 for the Large Cap Strategies Fund, Global Small & Mid Cap Fund and Global Opportunities Fund is $131,678,698, $236,718,955, and $37,618,966 respectively. See footnote 3.A. regarding transfers between Levels 1 and 2. The remaining Funds have no transfers between Level 1 and Level 2 investments during the reporting period.

(c)	Represents securities as disclosed in the Bermuda, Hong Kong and the United States sections of the respective Fund’s Portfolio of Investments.

(d)

The Global Small & Mid Cap Fund and Global Opportunities Fund held certain investments categorized as Level 3 that had a combined fair value as well as a change in NAV less than 1% of NAV for the respective Fund for the year ended October 31, 2012. There were transfers into Level 3 of $1,083,186 and $13,877,173 and out of Level 3 in the amount of $757,637 and $0 for the Global Small & Mid Cap Fund and the Global Opportunities Fund, respectively. In addition, there were no significant purchases and sales during the period. As of October 31, 2012, the percentage of NAV was 0.06% and 0.38% for the Global Small & Mid Cap Fund and Global Opportunities Fund, respectively.

* Other financial instruments are exchange traded options and futures (Level 1), over-the-counter options (Level 2), forwards (Level 2) and swaps (Level 2). Futures, forwards and swaps are valued at the unrealized appreciation/(depreciation) on the instrument and options are shown at market value.

The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the period of the event.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards

Old Westbury Funds, Inc.
Notes To Financial Statements - (Continued)
October 31, 2012

(“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds’ financial statement disclosures.

6.	Derivative Instruments:

The Funds engage in various portfolio investment strategies utilizing derivatives both to increase the return of the Funds and to economically hedge, or protect, their exposure to, for example, interest rate movements, movements in the securities or commodities markets and currency value fluctuations. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The primary difference in risks associated with over-the-counter contracts and exchange-traded contracts is credit and liquidity risks. Over-the-counter contracts as bilateral arrangements, contain credit risk from various counterparties for any unrealized gains for the duration of the contract. The credit risk related to exchange-traded contracts is minimal because the exchanges ensure that their contracts are always honored. The Funds may mitigate counterparty risk on derivatives through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $1,000,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The Funds’ maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate net unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For over-the-counter purchased options, the Funds bear the risk of loss in the amount of the premiums paid and positive change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate or require full collateralization of derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to post additional collateral or accelerate payment of any net liability owed to the counterparty. As of October 31, 2012, all derivatives in a net liability position are fully collateralized.

When counterparties post cash collateral with respect to various derivative transactions, a Fund invests the collateral and receives interest income on the investment and pays interest expense on the collateral to the counterparty. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in a Fund’s overall expenses and expense ratio in the Financial Highlights.

The Funds are subject to interest rate risk, equity price risk, commodity risk and foreign currency exchange risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

For open derivative instruments, please see the respective Fund’s Portfolio of Investments or details below:

	Fair Values of Derivative Instruments as of October 31, 2012

	Derivative Assets		Derivative Liabilities

Large Cap Strategies Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$218,013	Unrealized depreciation on forward foreign currency exchange contracts	$4,078,455

Total		$218,013		$4,078,455

Global Small & Mid Cap Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$164,993	Unrealized depreciation on forward foreign currency exchange contracts	$37,950

Total		$164,993		$37,950

Global Opportunities Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value

Equity contracts	Unrealized appreciation on swap contracts	$25,129,650	Unrealized depreciation on swap contracts	$13,016,015
	Structured option contracts, at value	8,687,419	Written option contracts, at value	100,137,485
			Structured option contracts, at value	33,453,255
			Variation Margin	106,772
Foreign currency exchange contracts			Unrealized depreciation on swap contracts	715,340
	Unrealized appreciation on forward foreign currency exchange contracts	20,212,915	Unrealized depreciation on forward foreign currency exchange contracts	31,379,678

Total		$54,029,984		$178,808,545

Real Return Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value

Commodity contracts	Unrealized appreciation on swap contracts	$20,466,115	Unrealized depreciation on swap contracts	$22,940,618
	Variation Margin	5,200,191
	Investments, at value (purchased options)	5,819,725	Written option contracts, at value	34,374,825

Total		$31,486,031		$57,315,443

	The Effect of Derivative Instruments on the Statements of Operations

	Year Ended October 31, 2012

	Net Realized Gain (Loss) from Derivatives Recognized in Income

Large Cap Strategies Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Foreign Currency Exchange Contracts	$—	$—	$—	$1,730,014	$1,730,014
Equity Contracts	—	(12,698,160)	—	—	(12,698,160)

Total	$—	$(12,698,160)	$—	$1,730,014	$(10,968,146)

Global Small & Mid Cap Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Foreign Currency Exchange Contracts	$—	$—	$—	$(1,941,528)	$(1,941,528)

Total	$—	$—	$—	$(1,941,528)	$(1,941,528)

Global Opportunities Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Commodity Contracts	$—	$2,266,280	$—	$—	$2,266,280
Interest Rate Contracts	—	(490,491)	—	—	(490,491)
Equity Contracts	20,639,124	(16,520,577)	15,988,436	—	20,106,983
Foreign Currency Exchange Contracts	—	—	—	12,821,334	12,821,334

Total	$20,639,124	$(14,744,788)	$15,988,436	$12,821,334	$34,704,106

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

	The Effect of Derivative Instruments on the Statements of Operations

	Year Ended October 31, 2012

	Net Realized Gain (Loss) from Derivatives Recognized in Income

Real Return Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Commodity Contracts	$(14,394,740)	$(65,375,710)	$(50,084,271)	$—	$(129,854,721)
Foreign Currency Exchange Contracts	—	—	—	65,581	65,581

Total	$(14,394,740)	$(65,375,710)	$(50,084,271)	$65,581	$(129,789,140)

	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Large Cap Strategies Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Foreign Currency Exchange Contracts	$—	$—	$—	$(13,786,629)	$(13,786,629)

Total	$—	$—	$—	$(13,786,629)	$(13,786,629)

Global Small & Mid Cap Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Foreign Currency Exchange Contracts	$—	$—	$—	$1,200,350	$1,200,350

Total	$—	$—	$—	$1,200,350	$1,200,350

Global Opportunities Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Commodity Contracts	$—	$(1,679,090)	$—	$—	$(1,679,090)
Interest Rate Contracts	—	179,435	—	—	179,435
Equity Contracts	47,554,564	4,036,811	14,223,429	—	65,814,804
Foreign Currency Exchange Contracts	—	—	(715,340)	11,396,231	10,680,891

Total	$47,554,564	$2,537,156	$13,508,089	$11,396,231	$74,996,040

Real Return Fund	Options	Futures Contracts	Swaps	Foreign Currency Exchange Contracts	Total

Commodity Contracts	$(19,142,769)	$18,726,915	$12,048,489	$—	$11,632,635
Equity Contracts	—	—	—	—	—
Foreign Currency Exchange Contracts	—	—	—	(65,581)	(65,581)

Total	$(19,142,769)	$18,726,915	$12,048,489	$(65,581)	$11,567,054

For the year ended October 31, 2012, the quarterly average volume of derivative activities were as follows:

	Large Cap Strategies Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund

Structured Options (Number of Units)	—	—	6,310,122	—
Structured Options (Notional Amounts)	$—	$—	$1,169,600,695	$—
Purchased Options (Cost $)	—	—	—	41,642,193
Written Options (Premium Received $)	—	—	77,411,811	13,125,041
Futures Long Position (Notional Amounts)	—	—	31,504,535	900,517,880
Futures Short Position (Notional Amounts)	—	—	31,817,687	427,541,298
Forward Currency Contracts Purchased (U.S. Dollar Amounts)		15,298,832	1,499,086,867	15,710,677
Forward Currency Contracts Sold (U.S. Dollar Amounts)	60,096,482	23,172,585	1,729,974,840	15,759,863
Currency Swaps (Notional Amount in U.S. Dollars)	—	—	125,000	—
Equity Swaps (Notional Amount in U.S. Dollars)	—	—	10,667,893	—
Index Swaps as buyer (Notional Amount in U.S. Dollars)	—	—	—	270,613,169
Index Swaps as writer (Notional Amount in U.S. Dollars)	—	—	—	200,795,267

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

A. Futures Contracts. The Funds purchased or sold futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or commodity risk.

Futures contracts are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the contract at the close of the last trading day and the price at which the contract was originally written. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the underlying instrument. The Funds recognize an unrealized gain or loss equal to the variation margin. These futures contracts permit the Funds to meet their objectives at a lower cost than investing directly in the underlying instruments or commodities, while permitting the equivalent of an investment in a portfolio of the underlying instruments or commodities. The potential risk to the Funds is that the change in value of the underlying securities or commodities may not correlate to the change in value of the contracts. Listed futures contracts involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

B. Forward Foreign Currency Exchange Contracts. The Funds (except Municipal Bond Fund) entered into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date. The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract.

As of October 31, 2012, the Large Cap Strategies Fund had the following open Forwards:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

U.S. Dollar	120,385,927	Euro	96,000,000	Citibank, N.A.	11/30/12	$(4,078,455)
U.S. Dollar	120,000,001	Euro	92,369,509	Citibank, N.A.	12/17/12	218,013

						$(3,860,442)

As of October 31, 2012, the Global Small & Mid Cap Fund had the following open Forwards:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

U.S. Dollar	7,492,199	New Zealand Dollar	9,176,500	Citibank, N.A.	01/13/13	$(8,097)
U.S. Dollar	14,831,002	Australian Dollar	14,424,000	Citibank, N.A.	01/31/13	(29,853)
Norwegian Krone	43,591,200	U.S. Dollar	7,470,466	Citibank, N.A.	12/07/12	164,993

						$127,043

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

As of October 31, 2012, the Global Opportunities Fund had the following open Forwards:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

U.S. Dollar	5,106,080	Singapore Dollar	6,231,500	Bank of New York Mellon Corp.	11/05/12	$(2,517)
Singapore Dollar	6,231,500	U.S. Dollar	5,106,163	Bank of New York Mellon Corp.	02/04/13	2,529
Singapore Dollar	6,231,500	U.S. Dollar	5,010,989	Barclays Plc	11/05/12	97,609
U.S. Dollar	448,787	Euro	325,538	Barclays Plc	11/05/12	26,824
U.S. Dollar	202,542	Euro	147,287	Barclays Plc	11/08/12	11,623
U.S. Dollar	408,582	Japanese Yen	31,518,000	Barclays Plc	11/13/12	13,726
U.S. Dollar	612,153	Japanese Yen	47,197,000	Barclays Plc	11/14/12	20,867
U.S. Dollar	251,291	Euro	184,184	Barclays Plc	11/15/12	12,530
U.S. Dollar	69,583	Euro	50,759	Barclays Plc	11/19/12	3,780
U.S. Dollar	2,323,885	Japanese Yen	177,080,000	Barclays Plc	11/19/12	105,328
Euro	9,556,386	Singapore Dollar	7,857,836	Barclays Plc	11/20/12	(630,383)
U.S. Dollar	4,762,234	Euro	3,915,776	Barclays Plc	11/20/12	(314,113)
U.S. Dollar	8,826,497	Euro	7,256,436	Barclays Plc	11/20/12	(580,627)
U.S. Dollar	245,599	Euro	180,987	Barclays Plc	11/21/12	10,969
U.S. Dollar	2,613,824	Japanese Yen	198,912,000	Barclays Plc	11/21/12	121,703
U.S. Dollar	15,564,779	Japanese Yen	1,218,414,000	Barclays Plc	12/06/12	297,083
U.S. Dollar	21,802,154	South African Rand	185,000,000	Barclays Plc	12/06/12	581,253
Australian Dollar	9,648,691	U.S. Dollar	10,000,000	Barclays Plc	12/11/12	(17,889)
Australian Dollar	1,691,000	U.S. Dollar	1,695,904	Barclays Plc	12/12/12	53,384
U.S. Dollar	770,312	Euro	572,000	Barclays Plc	12/12/12	28,605
Swedish Krona	66,042,000	U.S. Dollar	10,000,000	Barclays Plc	12/17/12	(57,296)
South Korean Won	22,380,000,000	U.S. Dollar	20,000,000	Barclays Plc	12/18/12	469,144
U.S. Dollar	10,000,001	Euro	7,624,752	Barclays Plc	12/18/12	112,333
Euro	35,119,484	U.S. Dollar	45,844,342	Barclays Plc	12/20/12	(300,808)
Chinese Yuan	128,500,000	U.S. Dollar	20,000,000	Barclays Plc	12/24/12	405,573
Swedish Krona	170,610,000	U.S. Dollar	25,717,826	Barclays Plc	12/28/12	(40,680)
U.S. Dollar	10,142,685	Euro	7,887,064	Barclays Plc	12/31/12	(86,740)
U.S. Dollar	689,131	Japanese Yen	52,560,000	Barclays Plc	01/11/13	30,208
Chinese Yuan	252,780,000	U.S. Dollar	40,000,000	Barclays Plc	01/14/13	136,554
Chinese Yuan	251,980,000	U.S. Dollar	40,000,000	Barclays Plc	01/14/13	9,530
Chinese Yuan	251,000,000	U.S. Dollar	40,000,000	Barclays Plc	01/14/13	(146,075)
U.S. Dollar	79,984,242	Chinese Yuan	507,580,000	Barclays Plc	01/14/13	(609,604)
U.S. Dollar	79,010,368	Chinese Yuan	502,980,000	Barclays Plc	01/14/13	(853,087)
U.S. Dollar	932,566	Japanese Yen	71,290,000	Barclays Plc	01/15/13	38,802
Norwegian Krone	141,953,510	U.S. Dollar	25,073,596	Barclays Plc	01/22/13	(253,016)
Singapore Dollar	2,828,520	U.S. Dollar	2,307,866	Barclays Plc	01/25/13	10,962
U.S. Dollar	2,402,280	Japanese Yen	185,480,000	Barclays Plc	01/28/13	76,649
U.S. Dollar	3,672,830	Euro	2,976,904	Barclays Plc	02/04/13	(189,502)
U.S. Dollar	3,284,325	Euro	2,475,000	Barclays Plc	02/11/13	72,975
U.S. Dollar	2,805,278	Euro	2,114,000	Barclays Plc	02/11/13	62,331
Chinese Yuan	125,920,000	U.S. Dollar	20,000,000	Barclays Plc	02/12/13	(15,343)
Chilean Unidad de Fomento	100,700,000	U.S. Dollar	203,147	Barclays Plc	02/13/13	3,142
Singapore Dollar	3,994,390	U.S. Dollar	3,223,232	Barclays Plc	02/13/13	51,504
Singapore Dollar	406,027	U.S. Dollar	327,256	Barclays Plc	02/13/13	5,618
Singapore Dollar	1,151,000	U.S. Dollar	924,721	Barclays Plc	02/19/13	18,920
U.S. Dollar	2,218,958	Japanese Yen	173,700,000	Barclays Plc	02/27/13	40,346

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

Chilean Unidad de Fomento	174,400,000	U.S. Dollar	351,011	Barclays Plc	03/01/13	$5,465
Chilean Unidad de Fomento	87,300,000	U.S. Dollar	174,635	Barclays Plc	03/01/13	3,808
U.S. Dollar	944,737	Euro	712,203	Barclays Plc	03/07/13	20,442
U.S. Dollar	1,487,202	Euro	1,131,038	Barclays Plc	03/11/13	19,290
U.S. Dollar	12,504,538	Euro	9,527,993	Barclays Plc	03/15/13	138,230
U.S. Dollar	385,501	Euro	290,418	Barclays Plc	03/21/13	8,549
U.S. Dollar	993,522	Euro	744,351	Barclays Plc	04/05/13	27,249
U.S. Dollar	963,608	Euro	732,670	Barclays Plc	04/19/13	12,373
U.S. Dollar	1,328,297	Euro	1,020,033	Barclays Plc	04/25/13	3,902
Norwegian Krone	16,471,500	Euro	2,188,875	Barclays Plc	04/30/13	27,748
U.S. Dollar	679,943	Euro	511,890	Barclays Plc	04/30/13	15,283
U.S. Dollar	207,530	Euro	157,000	Barclays Plc	05/07/13	3,660
U.S. Dollar	384,723	Euro	301,000	Barclays Plc	05/21/13	(6,192)
Chinese Yuan	62,600,000	U.S. Dollar	10,000,000	Barclays Plc	05/28/13	(94,573)
U.S. Dollar	19,619,370	Chinese Yuan	125,150,000	Barclays Plc	05/28/13	(183,572)
Chinese Yuan	188,460,000	U.S. Dollar	30,000,000	Barclays Plc	07/05/13	(214,907)
U.S. Dollar	29,277,614	Chinese Yuan	188,460,000	Barclays Plc	07/05/13	(507,479)
U.S. Dollar	893,244	Euro	729,000	Barclays Plc	07/16/13	(54,061)
U.S. Dollar	1,406,976	Euro	1,143,000	Barclays Plc	07/18/13	(78,335)
U.S. Dollar	1,058,395	Euro	857,000	Barclays Plc	07/19/13	(55,274)
Norwegian Krone	16,471,500	Euro	2,187,102	Barclays Plc	07/26/13	18,141
Chinese Yuan	126,220,000	U.S. Dollar	20,000,000	Barclays Plc	07/29/13	(66,578)
U.S. Dollar	60,150	Euro	48,862	Barclays Plc	08/01/13	(3,354)
U.S. Dollar	59,938	Euro	48,730	Barclays Plc	08/01/13	(3,395)
U.S. Dollar	746,555	Euro	603,889	Barclays Plc	08/05/13	(38,334)
U.S. Dollar	603,091	Japanese Yen	47,210,000	Barclays Plc	08/09/13	9,707
U.S. Dollar	1,601,232	Euro	1,290,000	Barclays Plc	08/16/13	(75,604)
U.S. Dollar	1,789,482	Euro	1,451,000	Barclays Plc	08/19/13	(96,692)
U.S. Dollar	1,595,653	Euro	1,289,000	Barclays Plc	08/20/13	(79,953)
U.S. Dollar	29,140,351	Euro	23,470,000	Barclays Plc	08/20/13	(1,368,934)
U.S. Dollar	14,421,087	Euro	11,660,000	Barclays Plc	08/21/13	(736,218)
U.S. Dollar	29,993,481	Euro	24,200,000	Barclays Plc	08/22/13	(1,465,406)
U.S. Dollar	928,741	Japanese Yen	73,417,000	Barclays Plc	08/22/13	5,785
U.S. Dollar	274,916	Euro	219,546	Barclays Plc	08/23/13	(10,487)
U.S. Dollar	461,014	Euro	368,163	Barclays Plc	08/23/13	(17,586)
Norwegian Krone	10,525,000	Euro	1,405,376	Barclays Plc	08/26/13	(1,338)
U.S. Dollar	619,204	Euro	494,240	Barclays Plc	08/26/13	(23,312)
U.S. Dollar	2,612,299	Japanese Yen	205,823,000	Barclays Plc	08/26/13	24,660
U.S. Dollar	286,563	Euro	226,362	Barclays Plc	09/10/13	(7,755)
U.S. Dollar	285,089	Euro	222,087	Barclays Plc	09/12/13	(3,677)
U.S. Dollar	819,671	Euro	633,122	Barclays Plc	09/16/13	(3,572)
U.S. Dollar	195,989	Euro	148,781	Barclays Plc	09/19/13	2,524
U.S. Dollar	468,469	Euro	360,422	Barclays Plc	09/24/13	(224)
U.S. Dollar	174,289	Euro	133,614	Barclays Plc	10/25/13	481
Hong Kong Dollar	307,740,000	U.S. Dollar	40,000,000	Barclays Plc	10/28/13	(254,398)
Hong Kong Dollar	307,196,000	U.S. Dollar	40,000,000	Barclays Plc	10/28/13	(324,657)
Chinese Yuan	154,612,500	U.S. Dollar	25,000,000	Barclays Plc	03/03/14	(783,556)
U.S. Dollar	24,128,043	Chinese Yuan	154,612,500	Barclays Plc	03/03/14	(88,401)
Chinese Yuan	153,487,500	U.S. Dollar	25,000,000	Barclays Plc	03/07/14	(964,068)
U.S. Dollar	23,974,930	Chinese Yuan	153,487,500	Barclays Plc	03/07/14	(61,002)

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

U.S. Dollar	19,020,396	Chinese Yuan	123,100,000	Barclays Plc	03/07/14	$(256,896)
Chinese Yuan	61,515,000	U.S. Dollar	10,000,000	Barclays Plc	04/07/14	(380,192)
U.S. Dollar	9,398,778	Chinese Yuan	61,515,000	Barclays Plc	04/07/14	(221,031)
U.S. Dollar	18,927,250	Chinese Yuan	122,800,000	Barclays Plc	04/21/14	(264,382)
U.S. Dollar	414,210	Japanese Yen	32,085,087	Citigroup, Inc.	11/08/12	12,266
Singapore Dollar	2,900,000	U.S. Dollar	2,318,036	Citigroup, Inc.	11/14/12	59,367
U.S. Dollar	9,474,580	Euro	7,785,391	Citigroup, Inc.	11/20/12	(618,272)
U.S. Dollar	31,424,662	Euro	25,821,858	Citigroup, Inc.	11/20/12	(2,050,368)
Euro	7,616,651	U.S. Dollar	9,863,418	Citigroup, Inc.	12/06/12	12,314
Australian Dollar	9,710,812	U.S. Dollar	10,000,000	Citigroup, Inc.	12/11/12	46,379
Norwegian Krone	57,968,050	U.S. Dollar	10,000,000	Citigroup, Inc.	12/12/12	151,872
Swedish Krona	43,658,433	Euro	4,903,458	Citigroup, Inc.	12/27/12	211,453
U.S. Dollar	18,910,661	Euro	14,696,557	Citigroup, Inc.	12/31/12	(150,593)
U.S. Dollar	344,475	Japanese Yen	26,280,000	Citigroup, Inc.	01/10/13	15,017
Mexican Peso	330,182,500	U.S. Dollar	25,494,238	Citigroup, Inc.	01/22/13	(494,200)
U.S. Dollar	1,299,370	Euro	999,800	Citigroup, Inc.	01/28/13	2,279
U.S. Dollar	3,796,892	Euro	2,903,000	Citigroup, Inc.	02/08/13	30,308
Chilean Unidad de Fomento	422,200,000	U.S. Dollar	847,621	Citigroup, Inc.	02/25/13	15,841
U.S. Dollar	1,420,405	Euro	1,080,000	Citigroup, Inc.	03/08/13	18,771
Polish Zloty	10,400,000	Euro	2,421,702	Citigroup, Inc.	03/19/13	65,896
U.S. Dollar	24,203,553	Euro	18,500,000	Citigroup, Inc.	03/19/13	191,674
U.S. Dollar	444,877	Euro	338,791	Citigroup, Inc.	03/19/13	5,146
U.S. Dollar	3,984,838	Japanese Yen	331,140,000	Citigroup, Inc.	03/19/13	(169,321)
U.S. Dollar	818,489	Euro	620,368	Citigroup, Inc.	03/26/13	13,237
Chilean Unidad de Fomento	974,634,000	U.S. Dollar	1,929,968	Citigroup, Inc.	04/29/13	46,498
U.S. Dollar	1,261,586	Japanese Yen	100,093,000	Citigroup, Inc.	05/10/13	5,175
U.S. Dollar	629,425	Japanese Yen	50,022,000	Citigroup, Inc.	05/14/13	1,491
U.S. Dollar	705,638	Japanese Yen	55,787,000	Citigroup, Inc.	06/14/13	5,019
U.S. Dollar	517,244	Euro	398,462	Citigroup, Inc.	07/26/13	(594)
U.S. Dollar	330,937	Euro	265,136	Citigroup, Inc.	08/08/13	(13,677)
U.S. Dollar	95,867	Euro	76,711	Citigroup, Inc.	08/09/13	(3,841)
U.S. Dollar	603,389	Japanese Yen	47,220,000	Citigroup, Inc.	08/09/13	9,878
U.S. Dollar	1,855,715	Japanese Yen	146,685,000	Citigroup, Inc.	08/23/13	11,649
Singapore Dollar	2,063,000	U.S. Dollar	1,639,644	Credit Suisse Group AG	03/26/13	51,827
U.S. Dollar	285,196	Euro	216,000	Credit Suisse Group AG	05/07/13	4,712
Euro	45,895	U.S. Dollar	59,682	Deutsche Bank AG	11/02/12	(194)
U.S. Dollar	63,837	Euro	45,895	Deutsche Bank AG	11/02/12	4,350
U.S. Dollar	9,865,049	Euro	7,160,000	Deutsche Bank AG	11/07/12	584,069
Philippines Peso	28,316,000	U.S. Dollar	681,640	Deutsche Bank AG	11/13/12	6,168
Philippines Peso	44,300,000	U.S. Dollar	1,024,514	Deutsche Bank AG	11/14/12	51,580
U.S. Dollar	1,873,420	Japanese Yen	143,060,000	Deutsche Bank AG	11/16/12	81,129
U.S. Dollar	984,098	Euro	798,000	Deutsche Bank AG	11/20/12	(50,416)
Indian Rupee	24,142,000	U.S. Dollar	427,137	Deutsche Bank AG	11/26/12	19,152
U.S. Dollar	901,753	Euro	670,000	Deutsche Bank AG	12/03/12	33,064
Indian Rupee	37,818,000	U.S. Dollar	667,496	Deutsche Bank AG	12/04/12	30,635
Indian Rupee	17,072,000	U.S. Dollar	301,173	Deutsche Bank AG	12/06/12	13,878
Indian Rupee	27,856,000	U.S. Dollar	490,595	Deutsche Bank AG	12/07/12	23,383
Australian Dollar	3,045,000	U.S. Dollar	3,020,914	Deutsche Bank AG	12/10/12	129,572
U.S. Dollar	3,178,432	Australian Dollar	3,045,000	Deutsche Bank AG	12/10/12	27,945
Indian Rupee	7,542,000	U.S. Dollar	133,669	Deutsche Bank AG	12/11/12	5,400

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

Indian Rupee	18,877,000	U.S. Dollar	340,206	Deutsche Bank AG	12/18/12	$7,475
Indian Rupee	17,195,000	U.S. Dollar	314,644	Deutsche Bank AG	12/20/12	1,954
Indian Rupee	43,847,000	U.S. Dollar	804,303	Deutsche Bank AG	12/26/12	2,232
Philippines Peso	21,558,000	U.S. Dollar	518,097	Deutsche Bank AG	01/07/13	5,987
Indian Rupee	29,111,000	U.S. Dollar	548,591	Deutsche Bank AG	01/11/13	(14,582)
Indian Rupee	14,708,000	U.S. Dollar	273,513	Deutsche Bank AG	01/14/13	(3,851)
U.S. Dollar	1,426,635	Euro	1,111,000	Deutsche Bank AG	01/14/13	(14,520)
U.S. Dollar	345,388	Japanese Yen	26,360,000	Deutsche Bank AG	01/15/13	14,912
U.S. Dollar	1,237,831	Euro	971,000	Deutsche Bank AG	01/17/13	(21,758)
Philippines Peso	7,579,000	U.S. Dollar	173,044	Deutsche Bank AG	01/22/13	11,249
Chilean Unidad de Fomento	411,630,000	U.S. Dollar	807,830	Deutsche Bank AG	01/24/13	37,750
Chilean Unidad de Fomento	372,760,000	U.S. Dollar	736,622	Deutsche Bank AG	01/25/13	29,006
Chilean Unidad de Fomento	211,110,000	U.S. Dollar	414,185	Deutsche Bank AG	01/25/13	19,423
Chilean Unidad de Fomento	363,560,000	U.S. Dollar	718,441	Deutsche Bank AG	01/28/13	27,984
U.S. Dollar	1,994,969	Japanese Yen	154,225,103	Deutsche Bank AG	01/28/13	61,226
Chilean Unidad de Fomento	117,450,000	U.S. Dollar	232,105	Deutsche Bank AG	01/29/13	8,998
Indian Rupee	12,552,000	U.S. Dollar	231,120	Deutsche Bank AG	01/29/13	(1,587)
Chilean Unidad de Fomento	234,900,000	U.S. Dollar	459,912	Deutsche Bank AG	01/30/13	22,228
Chilean Unidad de
Fomento	219,210,000	U.S. Dollar	428,563	Deutsche Bank AG	01/31/13	21,310
Indian Rupee	26,507,000	U.S. Dollar	485,774	Deutsche Bank AG	01/31/13	(1,202)
Philippines Peso	46,581,000	U.S. Dollar	1,079,513	Deutsche Bank AG	01/31/13	53,296
Singapore Dollar	1,468,000	U.S. Dollar	1,182,441	Deutsche Bank AG	02/07/13	21,059
U.S. Dollar	5,345,109	Euro	4,050,000	Deutsche Bank AG	02/07/13	90,364
U.S. Dollar	1,179,306	Singapore Dollar	1,468,000	Deutsche Bank AG	02/07/13	(24,194)
Singapore Dollar	2,925,000	U.S. Dollar	2,353,708	Deutsche Bank AG	02/08/13	44,279
U.S. Dollar	2,349,775	Singapore Dollar	2,925,000	Deutsche Bank AG	02/08/13	(48,212)
Chilean Unidad de Fomento	100,900,000	U.S. Dollar	203,223	Deutsche Bank AG	02/11/13	3,534
U.S. Dollar	823,777	Euro	622,000	Deutsche Bank AG	02/11/13	16,723
U.S. Dollar	2,087,496	Euro	1,580,000	Deutsche Bank AG	02/14/13	37,367
Chilean Unidad de Fomento	195,520,000	U.S. Dollar	392,989	Deutsche Bank AG	02/15/13	7,432
Chilean Unidad de Fomento	99,700,000	U.S. Dollar	200,394	Deutsche Bank AG	02/15/13	3,790
U.S. Dollar	270,063	Japanese Yen	20,855,910	Deutsche Bank AG	02/15/13	8,514
Singapore Dollar	1,728,000	U.S. Dollar	1,376,892	Deutsche Bank AG	02/19/13	39,799
U.S. Dollar	22,727,105	Euro	17,260,000	Deutsche Bank AG	02/19/13	330,369
U.S. Dollar	1,388,231	Singapore Dollar	1,728,000	Deutsche Bank AG	02/19/13	(28,461)
Chilean Unidad de Fomento	176,590,000	U.S. Dollar	352,124	Deutsche Bank AG	02/25/13	9,029
Chilean Unidad de Fomento	202,500,000	U.S. Dollar	400,958	Deutsche Bank AG	02/26/13	13,127
U.S. Dollar	3,570,539	Euro	2,677,770	Deutsche Bank AG	02/27/13	95,587

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

Chilean Unidad de Fomento	309,490,000	U.S. Dollar	615,166	Deutsche Bank AG	02/28/13	$17,524
Singapore Dollar	700,000	U.S. Dollar	558,258	Deutsche Bank AG	02/28/13	15,644
U.S. Dollar	304,780	Euro	226,530	Deutsche Bank AG	02/28/13	10,809
U.S. Dollar	142,337	Euro	105,800	Deutsche Bank AG	02/28/13	5,039
Chilean Unidad de Fomento	68,400,000	U.S. Dollar	136,377	Deutsche Bank AG	03/01/13	3,433
Swedish Krona	84,036,600	Euro	9,364,453	Deutsche Bank AG	03/01/13	475,081
U.S. Dollar	11,607,007	Euro	8,620,132	Deutsche Bank AG	03/01/13	420,428
Chilean Unidad de Fomento	225,065,000	U.S. Dollar	449,590	Deutsche Bank AG	03/04/13	10,253
U.S. Dollar	142,904	Euro	107,000	Deutsche Bank AG	03/05/13	4,042
Chilean Unidad de Fomento	225,065,000	U.S. Dollar	452,619	Deutsche Bank AG	03/06/13	7,096
Chilean Unidad de Fomento	245,410,000	U.S. Dollar	493,584	Deutsche Bank AG	03/07/13	7,617
Chilean Unidad de Fomento	243,930,000	U.S. Dollar	485,916	Deutsche Bank AG	03/08/13	12,193
U.S. Dollar	2,500,951	Euro	1,900,000	Deutsche Bank AG	03/08/13	35,113
Chilean Unidad de Fomento	237,320,000	U.S. Dollar	465,790	Deutsche Bank AG	03/13/13	18,484
Swedish Krona	17,601,656	Euro	1,950,000	Deutsche Bank AG	03/13/13	113,340
U.S. Dollar	3,837,279	Euro	2,900,000	Deutsche Bank AG	03/13/13	73,460
Chilean Unidad de Fomento	1,894,715,000	U.S. Dollar	3,751,911	Deutsche Bank AG	03/18/13	111,740
Chilean Unidad de Fomento	480,420,000	U.S. Dollar	950,198	Deutsche Bank AG	03/18/13	29,461
Malaysian Ringgit	5,816,700	U.S. Dollar	1,888,110	Deutsche Bank AG	03/18/13	6,802
U.S. Dollar	1,808,394	Malaysian Ringgit	5,816,700	Deutsche Bank AG	03/18/13	(86,518)
Singapore Dollar	1,829,200	U.S. Dollar	1,444,523	Deutsche Bank AG	03/19/13	55,229
U.S. Dollar	2,196,291	Japanese Yen	182,083,500	Deutsche Bank AG	03/19/13	(87,950)
U.S. Dollar	1,469,768	Singapore Dollar	1,829,200	Deutsche Bank AG	03/19/13	(29,985)
Singapore Dollar	1,969,400	U.S. Dollar	1,570,244	Deutsche Bank AG	03/21/13	44,465
Malaysian Ringgit	950,500	U.S. Dollar	303,723	Deutsche Bank AG	03/26/13	5,803
Malaysian Ringgit	950,500	U.S. Dollar	304,102	Deutsche Bank AG	03/26/13	5,424
U.S. Dollar	811,247	Euro	615,000	Deutsche Bank AG	03/26/13	12,963
U.S. Dollar	590,831	Malaysian Ringgit	1,901,000	Deutsche Bank AG	03/26/13	(28,221)
U.S. Dollar	201,351	Euro	150,689	Deutsche Bank AG	03/28/13	5,749
Chilean Unidad de Fomento	231,460,000	U.S. Dollar	457,250	Deutsche Bank AG	03/29/13	14,014
U.S. Dollar	351,774	Euro	263,028	Deutsche Bank AG	04/02/13	10,336
U.S. Dollar	279,586	Euro	210,460	Deutsche Bank AG	04/02/13	6,386
Chilean Unidad de Fomento	245,910,000	U.S. Dollar	483,980	Deutsche Bank AG	04/03/13	16,378
U.S. Dollar	1,103,255	Euro	826,000	Deutsche Bank AG	04/04/13	31,000
U.S. Dollar	738,620	Euro	553,000	Deutsche Bank AG	04/04/13	20,754
Philippines Peso	21,548,000	U.S. Dollar	518,492	Deutsche Bank AG	04/05/13	5,584
Philippines Peso	35,386,000	U.S. Dollar	852,860	Deutsche Bank AG	04/10/13	7,780
U.S. Dollar	973,569	Euro	742,242	Deutsche Bank AG	04/11/13	9,980
Indian Rupee	27,793,000	U.S. Dollar	511,686	Deutsche Bank AG	04/12/13	(9,251)
Indian Rupee	59,598,000	U.S. Dollar	1,089,802	Deutsche Bank AG	04/15/13	(12,931)

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

Swedish Krona	28,478,956	Euro	3,160,922	Deutsche Bank AG	04/19/13	$170,897
Indian Rupee	13,777,000	U.S. Dollar	252,111	Deutsche Bank AG	04/22/13	(3,460)
U.S. Dollar	1,134,770	Euro	860,000	Deutsche Bank AG	04/23/13	18,180
Indian Rupee	27,912,000	U.S. Dollar	497,886	Deutsche Bank AG	04/26/13	5,550
U.S. Dollar	435,600	Euro	330,000	Deutsche Bank AG	05/06/13	7,087
U.S. Dollar	336,095	Euro	255,000	Deutsche Bank AG	05/08/13	4,965
U.S. Dollar	204,909	Euro	157,000	Deutsche Bank AG	05/10/13	1,032
U.S. Dollar	846,018	Japanese Yen	66,920,000	Deutsche Bank AG	05/13/13	5,972
U.S. Dollar	385,987	Euro	301,000	Deutsche Bank AG	05/20/13	(4,924)
U.S. Dollar	559,769	Euro	439,000	Deutsche Bank AG	05/21/13	(10,370)
U.S. Dollar	365,417	Euro	293,760	Deutsche Bank AG	06/05/13	(16,153)
U.S. Dollar	2,102,242	Euro	1,690,000	Deutsche Bank AG	06/05/13	(92,930)
U.S. Dollar	951,967	Euro	760,600	Deutsche Bank AG	06/07/13	(36,010)
U.S. Dollar	2,127,720	Euro	1,700,000	Deutsche Bank AG	06/07/13	(80,486)
U.S. Dollar	686,068	Euro	540,850	Deutsche Bank AG	06/11/13	(16,494)
U.S. Dollar	100,914	Euro	80,000	Deutsche Bank AG	06/13/13	(3,008)
U.S. Dollar	478,078	Euro	379,000	Deutsche Bank AG	06/13/13	(14,252)
South Korean Won	469,000,000	U.S. Dollar	398,488	Deutsche Bank AG	06/27/13	26,881
U.S. Dollar	410,503	South Korean Won	469,000,000	Deutsche Bank AG	06/27/13	(14,865)
U.S. Dollar	775,214	Euro	629,000	Deutsche Bank AG	07/22/13	(42,195)
U.S. Dollar	702,810	Euro	571,000	Deutsche Bank AG	07/23/13	(39,233)
U.S. Dollar	3,698,520	Euro	2,975,000	Deutsche Bank AG	07/31/13	(167,958)
U.S. Dollar	1,499,592	Euro	1,200,000	Deutsche Bank AG	08/09/13	(60,142)
U.S. Dollar	605,008	Japanese Yen	47,210,000	Deutsche Bank AG	08/12/13	11,598
Polish Zloty	11,489,000	Euro	2,702,023	Deutsche Bank AG	08/19/13	(13,257)
U.S. Dollar	1,151,088	Japanese Yen	90,125,000	Deutsche Bank AG	08/19/13	18,138
U.S. Dollar	938,867	Japanese Yen	73,510,000	Deutsche Bank AG	08/19/13	14,782
Chilean Unidad de Fomento	2,167,200,000	U.S. Dollar	4,300,000	Deutsche Bank AG	08/20/13	36,831
U.S. Dollar	1,008,035	Euro	814,000	Deutsche Bank AG	08/20/13	(50,106)
Chilean Unidad de Fomento	1,087,040,000	U.S. Dollar	2,150,000	Deutsche Bank AG	08/21/13	25,062
Chilean Unidad de Fomento	1,083,600,000	U.S. Dollar	2,150,000	Deutsche Bank AG	08/21/13	18,179
U.S. Dollar	918,451	Japanese Yen	72,553,000	Deutsche Bank AG	08/23/13	6,343
U.S. Dollar	1,557,604	Japanese Yen	121,842,000	Deutsche Bank AG	08/27/13	25,765
U.S. Dollar	12,313	Euro	9,797	Deutsche Bank AG	08/28/13	(423)
U.S. Dollar	278,008	Euro	221,193	Deutsche Bank AG	08/28/13	(9,551)
U.S. Dollar	150,148	Euro	119,000	Deutsche Bank AG	09/04/13	(4,567)
U.S. Dollar	329,951	Euro	261,000	Deutsche Bank AG	09/10/13	(9,404)
U.S. Dollar	694,668	Euro	540,850	Deutsche Bank AG	09/11/13	(8,559)
U.S. Dollar	24,390,376	Euro	18,919,000	Deutsche Bank AG	09/13/13	(209,082)
Philippines Peso	29,828,000	U.S. Dollar	713,554	Deutsche Bank AG	09/24/13	11,747
U.S. Dollar	2,234,056	Euro	1,720,000	Deutsche Bank AG	09/24/13	(2,632)
U.S. Dollar	1,036,408	Euro	800,000	Deutsche Bank AG	09/26/13	(3,934)
Philippines Peso	36,054,000	U.S. Dollar	862,536	Deutsche Bank AG	10/04/13	14,157
Philippines Peso	8,431,000	U.S. Dollar	202,576	Deutsche Bank AG	10/16/13	2,433
Malaysian Ringgit	1,980,000	U.S. Dollar	638,607	Deutsche Bank AG	10/23/13	205
U.S. Dollar	885,254	Euro	684,003	Deutsche Bank AG	10/31/13	(4,562)
U.S. Dollar	59,892	Euro	45,895	Deutsche Bank AG	11/04/13	185
U.S. Dollar	589,879	Euro	475,000	Goldman Sachs Group, Inc.	08/12/13	(27,535)
U.S. Dollar	1,116,586	Euro	902,000	Goldman Sachs Group, Inc.	08/14/13	(55,875)

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

U.S. Dollar	489,061	Japanese Yen	37,330,000	HSBC Holdings Plc	11/19/12	$21,370
Indian Rupee	27,858,000	U.S. Dollar	493,407	HSBC Holdings Plc	11/26/12	21,576
Indian Rupee	43,702,000	U.S. Dollar	771,418	HSBC Holdings Plc	12/04/12	35,333
U.S. Dollar	968,622	Euro	720,487	HSBC Holdings Plc	12/07/12	34,430
Indian Rupee	7,436,000	U.S. Dollar	130,723	HSBC Holdings Plc	12/10/12	6,413
Indian Rupee	18,770,000	U.S. Dollar	332,788	HSBC Holdings Plc	12/13/12	13,204
Indian Rupee	29,446,000	U.S. Dollar	544,651	HSBC Holdings Plc	12/27/12	(3,100)
U.S. Dollar	938,954	Japanese Yen	71,830,000	HSBC Holdings Plc	01/15/13	38,420
U.S. Dollar	345,872	Japanese Yen	26,390,000	HSBC Holdings Plc	01/15/13	15,020
Philippines Peso	27,840,000	U.S. Dollar	642,155	HSBC Holdings Plc	01/28/13	34,877
U.S. Dollar	2,581,182	Japanese Yen	199,698,335	HSBC Holdings Plc	01/28/13	77,276
Indian Rupee	12,846,000	U.S. Dollar	236,533	HSBC Holdings Plc	01/29/13	(1,624)
Indian Rupee	19,137,000	U.S. Dollar	350,806	HSBC Holdings Plc	01/31/13	(964)
Singapore Dollar	1,468,000	U.S. Dollar	1,181,965	HSBC Holdings Plc	02/07/13	21,535
U.S. Dollar	2,429,151	Euro	1,856,000	HSBC Holdings Plc	02/08/13	21,029
U.S. Dollar	916,837	Japanese Yen	70,138,000	HSBC Holdings Plc	02/12/13	37,278
Singapore Dollar	1,446,700	U.S. Dollar	1,165,753	HSBC Holdings Plc	02/14/13	20,303
Singapore Dollar	1,041,600	U.S. Dollar	839,323	HSBC Holdings Plc	02/14/13	14,618
U.S. Dollar	650,508	Japanese Yen	51,260,000	HSBC Holdings Plc	02/22/13	7,619
U.S. Dollar	679,111	Japanese Yen	54,300,000	HSBC Holdings Plc	03/01/13	(1,955)
Mexican Peso	50,041,430	U.S. Dollar	3,731,177	HSBC Holdings Plc	03/08/13	40,089
U.S. Dollar	379,224	Euro	288,000	HSBC Holdings Plc	03/08/13	5,455
Malaysian Ringgit	17,566,522	U.S. Dollar	5,711,000	HSBC Holdings Plc	03/11/13	13,593
U.S. Dollar	5,456,967	Malaysian Ringgit	17,566,522	HSBC Holdings Plc	03/11/13	(267,626)
Malaysian Ringgit	7,450,137	U.S. Dollar	2,430,000	HSBC Holdings Plc	03/15/13	(2,611)
U.S. Dollar	2,313,995	Malaysian Ringgit	7,450,137	HSBC Holdings Plc	03/15/13	(113,395)
Australian Dollar	410,000	U.S. Dollar	411,640	HSBC Holdings Plc	03/19/13	9,309
Indian Rupee	203,451,000	U.S. Dollar	3,822,650	HSBC Holdings Plc	03/19/13	(130,480)
Philippines Peso	86,101,500	U.S. Dollar	1,981,075	HSBC Holdings Plc	03/19/13	112,974
Singapore Dollar	2,091,000	U.S. Dollar	1,654,665	HSBC Holdings Plc	03/19/13	59,736
South Korean Won	418,000,000	U.S. Dollar	364,080	HSBC Holdings Plc	03/19/13	16,569
U.S. Dollar	10,950,109	Japanese Yen	916,524,148	HSBC Holdings Plc	03/19/13	(547,706)
U.S. Dollar	361,248	South Korean Won	418,000,000	HSBC Holdings Plc	03/19/13	(19,401)
Singapore Dollar	1,574,000	U.S. Dollar	1,254,783	HSBC Holdings Plc	03/21/13	35,738
Malaysian Ringgit	906,000	U.S. Dollar	289,837	HSBC Holdings Plc	03/26/13	5,198
U.S. Dollar	281,297	Malaysian Ringgit	906,000	HSBC Holdings Plc	03/26/13	(13,738)
Philippines Peso	17,664,000	U.S. Dollar	425,218	HSBC Holdings Plc	04/11/13	4,396
Philippines Peso	14,058,000	U.S. Dollar	338,927	HSBC Holdings Plc	04/15/13	2,987
U.S. Dollar	1,418,283	Euro	1,072,000	HSBC Holdings Plc	04/16/13	26,532
U.S. Dollar	1,048,554	Euro	792,543	HSBC Holdings Plc	04/16/13	19,615
U.S. Dollar	3,681,117	Euro	2,975,000	HSBC Holdings Plc	08/02/13	(185,442)
Singapore Dollar	864,000	U.S. Dollar	693,926	HSBC Holdings Plc	08/15/13	14,791
Singapore Dollar	864,000	U.S. Dollar	693,976	HSBC Holdings Plc	08/19/13	14,750
U.S. Dollar	3,897,237	Japanese Yen	307,492,000	HSBC Holdings Plc	08/20/13	31,737
U.S. Dollar	1,844,132	Japanese Yen	145,609,000	HSBC Holdings Plc	08/23/13	13,593
U.S. Dollar	2,998,184	Japanese Yen	234,458,000	HSBC Holdings Plc	08/27/13	50,499
Philippines Peso	36,100,000	U.S. Dollar	860,795	HSBC Holdings Plc	09/30/13	17,017
Philippines Peso	28,800,000	U.S. Dollar	690,465	HSBC Holdings Plc	10/03/13	9,839
Philippines Peso	28,921,000	U.S. Dollar	693,316	HSBC Holdings Plc	10/04/13	9,930
Philippines Peso	43,117,000	U.S. Dollar	1,036,740	HSBC Holdings Plc	10/07/13	11,697
Philippines Peso	24,870,000	U.S. Dollar	598,398	HSBC Holdings Plc	10/11/13	6,344
U.S. Dollar	2,941,900	Euro	2,263,000	HSBC Holdings Plc	10/17/13	(1,610)

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

Malaysian Ringgit	2,647,000	U.S. Dollar	859,360	HSBC Holdings Plc	10/22/13	$(5,321)
Malaysian Ringgit	1,321,026	U.S. Dollar	426,000	HSBC Holdings Plc	10/24/13	189
Malaysian Ringgit	15,260,000	U.S. Dollar	4,878,517	JPMorgan Chase & Co.	11/02/12	128,338
Mexican Peso	63,915,000	U.S. Dollar	4,769,288	JPMorgan Chase & Co.	11/05/12	109,471
U.S. Dollar	1,332,866	Norwegian Krone	7,600,000	JPMorgan Chase & Co.	11/05/12	82
Philippines Peso	11,069,000	U.S. Dollar	266,864	JPMorgan Chase & Co.	11/15/12	2,021
U.S. Dollar	934,991	Japanese Yen	71,438,000	JPMorgan Chase & Co.	11/19/12	39,976
Mexican Peso	276,175,000	U.S. Dollar	20,595,627	JPMorgan Chase & Co.	11/30/12	431,859
Norwegian Krone	113,311,800	U.S. Dollar	20,000,000	JPMorgan Chase & Co.	12/18/12	(160,173)
Indian Rupee	28,975,000	U.S. Dollar	526,651	JPMorgan Chase & Co.	12/24/12	6,497
U.S. Dollar	19,913,219	Chinese Yuan	128,500,000	JPMorgan Chase & Co.	12/24/12	(492,355)
Mexican Peso	206,752,500	U.S. Dollar	15,868,517	JPMorgan Chase & Co.	12/31/12	(178,539)
Singapore Dollar	25,560,000	U.S. Dollar	20,736,654	JPMorgan Chase & Co.	12/31/12	216,936
Mexican Peso	200,692,500	U.S. Dollar	15,502,432	JPMorgan Chase & Co.	01/11/13	(289,604)
South African Rand	40,451,500	U.S. Dollar	4,549,048	JPMorgan Chase & Co.	01/11/13	64,753
Chinese Yuan	254,800,000	U.S. Dollar	40,000,000	JPMorgan Chase & Co.	01/14/13	457,291
Chinese Yuan	252,800,000	U.S. Dollar	40,000,000	JPMorgan Chase & Co.	01/14/13	139,730
Indian Rupee	46,822,000	U.S. Dollar	871,196	JPMorgan Chase & Co.	01/14/13	(12,746)
U.S. Dollar	39,145,246	Chinese Yuan	252,800,000	JPMorgan Chase & Co.	01/14/13	(994,484)
Philippines Peso	4,428,000	U.S. Dollar	106,755	JPMorgan Chase & Co.	01/15/13	905
Russian Ruble	297,500,000	U.S. Dollar	9,492,964	JPMorgan Chase & Co.	01/17/13	(134,581)
Indian Rupee	7,886,000	U.S. Dollar	147,814	JPMorgan Chase & Co.	01/22/13	(3,430)
Philippines Peso	30,247,000	U.S. Dollar	691,392	JPMorgan Chase & Co.	01/22/13	44,104
Russian Ruble	148,800,000	U.S. Dollar	4,673,147	JPMorgan Chase & Co.	01/24/13	3,643
Chilean Unidad de Fomento	124,780,000	U.S. Dollar	245,993	JPMorgan Chase & Co.	01/30/13	10,122
Norwegian Krone	7,600,000	U.S. Dollar	1,328,331	JPMorgan Chase & Co.	02/04/13	(135)
U.S. Dollar	19,474,173	Chinese Yuan	125,920,000	JPMorgan Chase & Co.	02/12/13	(510,484)
U.S. Dollar	318,129	Japanese Yen	24,550,000	JPMorgan Chase & Co.	02/15/13	10,252
U.S. Dollar	184,138	Japanese Yen	14,210,000	JPMorgan Chase & Co.	02/15/13	5,933
Indonesian Rupiah	57,218,000,000	U.S. Dollar	6,100,000	JPMorgan Chase & Co.	02/19/13	(230,829)
U.S. Dollar	2,102,442	Euro	1,593,000	JPMorgan Chase & Co.	02/19/13	35,350
Chilean Unidad de Fomento	91,400,000	U.S. Dollar	185,020	JPMorgan Chase & Co.	02/21/13	2,010
Indian Rupee	158,600,000	U.S. Dollar	3,050,000	JPMorgan Chase & Co.	02/21/13	(159,990)
Chilean Unidad de Fomento	1,464,000,000	U.S. Dollar	2,930,931	JPMorgan Chase & Co.	02/22/13	64,410
Chilean Unidad de Fomento	155,200,000	U.S. Dollar	310,711	JPMorgan Chase & Co.	02/22/13	6,828
U.S. Dollar	647,114	Japanese Yen	51,300,000	JPMorgan Chase & Co.	02/25/13	3,704
Chilean Unidad de Fomento	62,400,000	U.S. Dollar	124,452	JPMorgan Chase & Co.	02/28/13	3,113
U.S. Dollar	679,600	Japanese Yen	54,300,000	JPMorgan Chase & Co.	03/01/13	(1,466)
Malaysian Ringgit	4,471,980	U.S. Dollar	1,460,000	JPMorgan Chase & Co.	03/12/13	(2,738)
U.S. Dollar	1,390,109	Malaysian Ringgit	4,471,980	JPMorgan Chase & Co.	03/12/13	(67,154)
Indian Rupee	170,209,200	U.S. Dollar	3,220,000	JPMorgan Chase & Co.	03/13/13	(128,156)
Singapore Dollar	2,807,550	U.S. Dollar	2,250,000	JPMorgan Chase & Co.	03/13/13	51,867
Singapore Dollar	1,320,000	U.S. Dollar	1,081,258	JPMorgan Chase & Co.	03/19/13	1,004
Chilean Unidad de Fomento	92,200,000	U.S. Dollar	184,770	JPMorgan Chase & Co.	03/21/13	3,164

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

Philippines Peso	11,388,000	U.S. Dollar	274,436	JPMorgan Chase & Co.	04/10/13	$2,537
Philippines Peso	19,811,000	U.S. Dollar	476,009	JPMorgan Chase & Co.	04/12/13	5,825
Indian Rupee	40,031,000	U.S. Dollar	734,217	JPMorgan Chase & Co.	04/16/13	(11,019)
Indian Rupee	39,295,000	U.S. Dollar	718,255	JPMorgan Chase & Co.	04/18/13	(8,584)
Indian Rupee	19,629,000	U.S. Dollar	359,660	JPMorgan Chase & Co.	04/22/13	(5,390)
U.S. Dollar	268,895	Euro	203,185	JPMorgan Chase & Co.	04/23/13	5,088
Chilean Unidad de Fomento	604,651,000	U.S. Dollar	1,194,019	JPMorgan Chase & Co.	04/29/13	32,157
Indian Rupee	23,738,000	U.S. Dollar	425,908	JPMorgan Chase & Co.	04/29/13	2,035
Indian Rupee	19,775,000	U.S. Dollar	354,092	JPMorgan Chase & Co.	04/30/13	2,355
Chinese Yuan	62,550,000	U.S. Dollar	10,000,000	JPMorgan Chase & Co.	05/28/13	(102,485)
Chinese Yuan	62,700,000	U.S. Dollar	10,000,000	JPMorgan Chase & Co.	06/13/13	(83,743)
U.S. Dollar	9,822,967	Chinese Yuan	62,700,000	JPMorgan Chase & Co.	06/13/13	(93,289)
Singapore Dollar	6,427,600	U.S. Dollar	5,152,385	JPMorgan Chase & Co.	07/31/13	119,733
U.S. Dollar	3,693,760	Euro	2,975,000	JPMorgan Chase & Co.	07/31/13	(172,718)
U.S. Dollar	1,963,902	Euro	1,606,300	JPMorgan Chase & Co.	08/06/13	(123,866)
U.S. Dollar	1,977,428	Euro	1,584,300	JPMorgan Chase & Co.	08/09/13	(81,811)
U.S. Dollar	2,003,668	Euro	1,612,000	JPMorgan Chase & Co.	08/20/13	(91,814)
U.S. Dollar	932,100	Japanese Yen	73,573,000	JPMorgan Chase & Co.	08/20/13	7,210
U.S. Dollar	1,856,818	Japanese Yen	146,373,000	JPMorgan Chase & Co.	08/26/13	16,594
U.S. Dollar	1,441,937	Japanese Yen	112,727,000	JPMorgan Chase & Co.	08/27/13	24,695
U.S. Dollar	928,779	Euro	737,287	JPMorgan Chase & Co.	08/29/13	(29,730)
U.S. Dollar	928,786	Japanese Yen	72,717,000	JPMorgan Chase & Co.	08/30/13	14,524
U.S. Dollar	153,510	Euro	119,000	JPMorgan Chase & Co.	09/13/13	(1,220)
U.S. Dollar	15,270,462	Euro	11,825,925	JPMorgan Chase & Co.	09/13/13	(106,215)
Singapore Dollar	1,300,000	U.S. Dollar	1,062,786	JPMorgan Chase & Co.	09/19/13	3,698
U.S. Dollar	406,818	Japanese Yen	31,505,000	JPMorgan Chase & Co.	09/30/13	10,531
Philippines Peso	14,127,000	U.S. Dollar	340,074	JPMorgan Chase & Co.	10/11/13	3,440
Malaysian Ringgit	1,459,000	U.S. Dollar	469,660	JPMorgan Chase & Co.	10/18/13	1,147
Hong Kong Dollar	307,680,000	U.S. Dollar	40,000,000	JPMorgan Chase & Co.	10/28/13	(262,147)
Hong Kong Dollar	924,576,000	U.S. Dollar	120,000,000	JPMorgan Chase & Co.	10/28/13	(588,061)
Malaysian Ringgit	1,586,000	U.S. Dollar	512,224	JPMorgan Chase & Co.	10/31/13	(709)
Chinese Yuan	246,800,000	U.S. Dollar	40,000,000	JPMorgan Chase & Co.	02/24/14	(1,332,409)
U.S. Dollar	39,268,099	Chinese Yuan	246,800,000	JPMorgan Chase & Co.	02/24/14	600,507
Chinese Yuan	123,100,000	U.S. Dollar	20,000,000	JPMorgan Chase & Co.	03/07/14	(722,709)
Chinese Yuan	245,600,000	U.S. Dollar	40,000,000	JPMorgan Chase & Co.	03/10/14	(1,544,544)
U.S. Dollar	39,083,386	Chinese Yuan	245,600,000	JPMorgan Chase & Co.	03/10/14	627,930
Chinese Yuan	125,200,000	U.S. Dollar	20,000,000	JPMorgan Chase & Co.	03/17/14	(402,629)
U.S. Dollar	19,608,457	Chinese Yuan	125,200,000	JPMorgan Chase & Co.	03/17/14	11,086
Chinese Yuan	92,100,000	U.S. Dollar	15,000,000	JPMorgan Chase & Co.	04/14/14	(601,771)
Chinese Yuan	122,800,000	U.S. Dollar	20,000,000	JPMorgan Chase & Co.	04/21/14	(808,368)
Hong Kong Dollar	386,050,000	U.S. Dollar	50,000,000	JPMorgan Chase & Co.	09/22/14	(133,419)
U.S. Dollar	10,474,142	Japanese Yen	807,305,000	Morgan Stanley	11/13/12	360,270
U.S. Dollar	989,349	Euro	806,000	Morgan Stanley	11/14/12	(55,478)
U.S. Dollar	739,225	Japanese Yen	57,800,000	Morgan Stanley	11/14/12	15,104
Norwegian Krone	2,300,000	Euro	289,840	Morgan Stanley	11/26/12	27,266
Norwegian Krone	1,495,190	Euro	188,425	Morgan Stanley	11/26/12	17,719
Chilean Unidad de Fomento	198,700,000	U.S. Dollar	377,398	Morgan Stanley	01/14/13	31,336
Chilean Unidad de Fomento	85,510,000	U.S. Dollar	169,612	Morgan Stanley	02/04/13	5,778

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

Chilean Unidad de Fomento	84,510,000	U.S. Dollar	167,712	Morgan Stanley	02/04/13	$5,627
Chilean Unidad de Fomento	83,490,000	U.S. Dollar	169,008	Morgan Stanley	02/11/13	2,073
U.S. Dollar	420,286	Japanese Yen	32,163,000	Morgan Stanley	02/12/13	16,949
Chilean Unidad de Fomento	224,290,000	U.S. Dollar	454,488	Morgan Stanley	02/13/13	4,981
Chilean Unidad de Fomento	195,220,000	U.S. Dollar	389,777	Morgan Stanley	02/25/13	9,477
Chilean Unidad de Fomento	234,800,000	U.S. Dollar	469,600	Morgan Stanley	02/27/13	10,468
U.S. Dollar	1,073,615	Euro	816,000	Morgan Stanley	03/08/13	14,603
Chilean Unidad de Fomento	99,000,000	U.S. Dollar	193,548	Morgan Stanley	03/11/13	8,527
U.S. Dollar	2,396,971	Japanese Yen	198,800,000	Morgan Stanley	03/19/13	(96,979)
Singapore Dollar	2,061,300	U.S. Dollar	1,629,486	Morgan Stanley	03/26/13	60,591
Chilean Unidad de Fomento	1,065,040,000	U.S. Dollar	2,099,635	Morgan Stanley	04/15/13	64,065
Chilean Unidad de Fomento	954,280,000	U.S. Dollar	1,882,952	Morgan Stanley	04/19/13	54,733
U.S. Dollar	207,246	Euro	157,000	Morgan Stanley	05/07/13	3,376
Chilean Unidad de Fomento	101,400,000	U.S. Dollar	198,376	Morgan Stanley	05/13/13	6,907
Polish Zloty	4,031,000	Euro	895,579	Morgan Stanley	05/24/13	73,301
U.S. Dollar	853,110	Euro	686,000	Morgan Stanley	06/04/13	(37,939)
Swedish Krona	13,535,982	Euro	1,553,360	Morgan Stanley	07/16/13	9,312
Swedish Krona	3,168,850	Euro	363,650	Morgan Stanley	07/16/13	2,180
Swedish Krona	19,932,831	Euro	2,309,741	Morgan Stanley	07/22/13	(15,833)
Singapore Dollar	5,152,240	U.S. Dollar	4,141,672	Morgan Stanley	08/01/13	84,371
Australian Dollar	4,488,527	U.S. Dollar	4,590,012	Morgan Stanley	08/09/13	(29,660)
U.S. Dollar	5,005,412	Malaysian Ringgit	15,260,000	UBS AG	11/02/12	(1,443)
Norwegian Krone	7,600,000	U.S. Dollar	1,257,841	UBS AG	11/05/12	74,943
Swedish Krona	164,370,000	U.S. Dollar	24,236,035	UBS AG	11/05/12	541,245
U.S. Dollar	4,882,362	Mexican Peso	63,915,000	UBS AG	11/05/12	3,603
U.S. Dollar	24,773,173	Swedish Krona	164,370,000	UBS AG	11/05/12	(4,108)
Norwegian Krone	4,194,700	Euro	532,255	UBS AG	11/08/12	45,599
Canadian Dollar	3,575,345	U.S. Dollar	3,550,245	UBS AG	11/13/12	28,583
U.S. Dollar	414,967	Japanese Yen	31,954,500	UBS AG	11/14/12	14,639
Australian Dollar	663,000	U.S. Dollar	652,127	UBS AG	11/19/12	35,034
U.S. Dollar	748,433	Japanese Yen	57,068,000	UBS AG	11/19/12	33,453
Norwegian Krone	160,325,000	U.S. Dollar	26,321,406	UBS AG	11/20/12	1,778,693
Norwegian Krone	7,600,000	U.S. Dollar	1,247,732	UBS AG	11/20/12	84,317
Norwegian Krone	13,058,000	Euro	1,644,419	UBS AG	11/26/12	156,249
Singapore Dollar	24,660,000	U.S. Dollar	19,680,876	UBS AG	11/30/12	534,890
U.S. Dollar	10,269,338	Japanese Yen	806,142,000	UBS AG	11/30/12	168,637
Norwegian Krone	4,080,000	Euro	517,885	UBS AG	12/03/12	43,295
Malaysian Ringgit	30,460,000	U.S. Dollar	9,759,692	UBS AG	12/06/12	215,745
U.S. Dollar	9,595,534	Euro	7,616,651	UBS AG	12/06/12	(280,199)
U.S. Dollar	493,821	Euro	395,500	UBS AG	12/07/12	(18,989)
Malaysian Ringgit	15,335,000	U.S. Dollar	4,911,286	UBS AG	12/10/12	109,723
Norwegian Krone	144,695,000	U.S. Dollar	25,000,000	UBS AG	12/11/12	341,174

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)

Singapore Dollar	12,245,500	U.S. Dollar	10,000,000	UBS AG	12/17/12	$38,612
U.S. Dollar	25,000,000	Euro	19,379,785	UBS AG	12/17/12	(131,120)
U.S. Dollar	10,380,357	Japanese Yen	815,812,000	UBS AG	12/20/12	155,462
Norwegian Krone	31,660,000	U.S. Dollar	5,468,048	UBS AG	12/31/12	72,677
Malaysian Ringgit	171,210,010	U.S. Dollar	55,470,601	UBS AG	01/11/13	488,071
Singapore Dollar	19,060,500	U.S. Dollar	15,508,319	UBS AG	01/11/13	117,290
U.S. Dollar	2,226,913	Euro	1,741,000	UBS AG	01/11/13	(31,391)
U.S. Dollar	18,944,945	Euro	14,646,945	UBS AG	01/11/13	(54,051)
U.S. Dollar	31,807,562	Japanese Yen	2,485,999,500	UBS AG	01/11/13	641,641
U.S. Dollar	344,317	Japanese Yen	26,280,000	UBS AG	01/11/13	14,856
U.S. Dollar	741,254	Japanese Yen	56,700,000	UBS AG	01/15/13	30,405
U.S. Dollar	22,248,520	Euro	17,027,927	UBS AG	01/18/13	159,536
U.S. Dollar	30,312,168	Euro	23,100,000	UBS AG	01/22/13	345,167
U.S. Dollar	58,714,436	Euro	45,298,404	UBS AG	01/28/13	(53,474)
U.S. Dollar	2,098,403	Japanese Yen	162,280,000	UBS AG	01/28/13	63,664
Malaysian Ringgit	15,260,000	U.S. Dollar	4,982,532	UBS AG	01/30/13	(232)
Swedish Krona	164,370,000	U.S. Dollar	24,710,753	UBS AG	02/04/13	1,444
Mexican Peso	63,915,000	U.S. Dollar	4,837,098	UBS AG	02/05/13	(4,733)
U.S. Dollar	2,846,210	Euro	2,177,000	UBS AG	02/08/13	21,596
U.S. Dollar	2,428,582	Euro	1,825,000	UBS AG	02/13/13	60,574
U.S. Dollar	2,104,114	Euro	1,593,000	UBS AG	02/19/13	37,023
U.S. Dollar	2,089,045	Euro	1,580,000	UBS AG	02/21/13	38,785
U.S. Dollar	756,106	Japanese Yen	60,600,000	UBS AG	03/04/13	(4,002)
U.S. Dollar	101,808	Euro	78,000	UBS AG	05/10/13	519
U.S. Dollar	632,569	Japanese Yen	50,022,000	UBS AG	05/13/13	4,644
Swedish Krona	20,866,000	Euro	2,330,251	UBS AG	06/28/13	99,688
U.S. Dollar	2,317,680	Euro	1,850,000	UBS AG	06/28/13	(85,879)
Swedish Krona	15,299,180	Euro	1,756,407	UBS AG	07/16/13	9,608
Swedish Krona	15,274,510	Euro	1,753,635	UBS AG	07/16/13	9,514
U.S. Dollar	19,743,469	Chinese Yuan	126,220,000	UBS AG	07/29/13	(189,952)
U.S. Dollar	3,662,861	Euro	2,976,000	UBS AG	08/01/13	(204,958)
U.S. Dollar	1,880,485	Japanese Yen	148,060,000	UBS AG	08/20/13	19,214
Norwegian Krone	10,525,000	Euro	1,411,009	UBS AG	08/23/13	(8,398)
Norwegian Krone	10,525,000	Euro	1,411,047	UBS AG	08/23/13	(8,448)
U.S. Dollar	2,096,498	Euro	1,675,590	UBS AG	08/26/13	(81,782)
U.S. Dollar	2,109,887	Japanese Yen	166,449,000	UBS AG	08/26/13	17,265
U.S. Dollar	764,488	Euro	590,886	UBS AG	09/17/13	(3,844)
U.S. Dollar	14,251,671	Chinese Yuan	92,100,000	UBS AG	04/14/14	(146,558)

						$(11,166,763)

C. Swap Agreements. The Funds entered into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into total return, interest rate and other swap agreements. Interest rate swap agreements generally involve the agreement by the Funds to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. Total return swap agreements involve the commitments to pay

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/(depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Portfolios of Investments under the caption “Swap Agreements”.

D. Options. The Funds purchased and wrote (sold) put and call options on equity securities and stock index futures in order to gain exposure to or to protect against changes in the market.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon swap agreement at any time before the expiration of the option.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized gain of the contract (as writer).

Old Westbury Funds, Inc.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

A summary of the Global Opportunities Fund written option transactions for the year is as follows:

	Number of Options Contracts	Premiums Received

Contracts outstanding at October 31, 2011	106,977	$41,344,728
Options written	450,472	232,961,511
Options terminated in closing purchase transactions	(341,834)	(151,313,529)
Options exercised	(31,522)	(12,457,738)
Options expired	(7,053)	(1,637,855)

Contracts outstanding at October 31, 2012	177,040	$108,897,117

A summary of the Real Return Fund written option transactions for the year is as follows:

	Number of Options Contracts	Premiums Received

Contracts outstanding at October 31, 2011	27,360	$70,097,165
Options written	9,540	5,185,015
Options terminated in closing purchase transactions	(15,680)	(48,899,570)
Options exercised	—	—
Options expired	(7,580)	(9,393,445)

Contracts outstanding at October 31, 2012	13,640	$16,989,165

The Global Opportunities Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options may consist of single or multiple OTC options which are priced as a single security. Structured options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on a specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

7.	Investment Advisory Fee, Administration Fee and Other Transactions:

A. Investment Advisory Fees. The Funds’ investment adviser is BIM, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”). Bessemer is a subsidiary of The Bessemer Group, Incorporated (“BGI”). The investment advisory fee paid to BIM for advisory services is computed daily and paid monthly in accordance with the following schedule:

	First $500 million of average net assets	Next $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion

Large Cap Core Fund	0.70%	0.65%	0.60%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%

			Average net assets

Global Small & Mid Cap Fund			0.85%
Real Return Fund			0.85%

	First $1.25 billion of average net assets	Next $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion

Large Cap Strategies Fund	0.90%	0.85%	0.80%

Old Westbury Funds, Inc.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

	First $1.25 billion of average net assets	Next $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion

Global Opportunities Fund	1.10%	1.05%	1.00%

A special meeting of shareholders was held on October 18, 2011 at which the Large Cap Strategies Fund’s (formerly, Non-U.S. Large Cap Fund) shareholders voted to approve a change in the fee rates to those listed in the above chart under the Investment Advisory Agreement between BIM and the Corporation and became effective November 16, 2011. Prior to November 16, 2011, the fee rates were as follows: 0.80% of the first $500 million of average net assets, 0.75% of the next $500 million up to $1 billion of average net assets and 0.70% of average net assets exceeding $1 billion.

BIM has retained Oldfield Partners LLP (“Oldfield”) and Sands Capital Management, LLC (“Sands”) as sub-advisers to each manage a segment of the Large Cap Strategies Fund. Oldfield and Sands are paid for their services directly by BIM.

BIM has retained Dimensional Fund Advisors LP (“Dimensional”), Champlain Investment Partners, LLC (“Champlain”) and Mondrian Investment Partners Limited (“Mondrian”) as sub-advisers to each manage segments of the Global Small & Mid Cap Fund. Dimensional, Champlain and Mondrian are paid for their services directly by BIM.

BIM has retained Franklin Advisers, Inc. (“Franklin”), Shenkman Capital Management, Inc. (“SCM”) and BlackRock Financial Management, Inc. (“BlackRock”) as sub-advisers to each manage a segment of the Global Opportunities Fund. Franklin, SCM and BlackRock are paid for their services directly by BIM.

B. Administration, Fund Accounting, Transfer Agent and Underwriting Fees. The Corporation, on behalf of each Fund, has entered into an administrative oversight, supervision and coordination services agreement (the “Administrative Agreement”) with Bessemer, pursuant to which Bessemer and Bessemer Trust Company (“BTCO”), an affiliate of BIM, provide certain non-advisory services to the Funds, such as the maintenance of records, the provision of supervisory personnel and the monitoring of the other non-advisory service providers. Under the Administrative Agreement, each Fund pays an annual fee of 0.03% of its average daily net assets for such services. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) acts as administrator, fund accounting agent and transfer agent for the Funds pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement, respectively. Certain officers of the Funds are also employees of BNY Mellon.

Prior to April 1, 2012, BNY Mellon Distributors LLC served as principal underwriter to the Funds pursuant to an underwriting agreement (the “Prior Underwriting Agreement”) for the limited purpose of acting as statutory underwriter to facilitate the registration and distribution of shares of the Funds. Effective April 1, 2012, the Corporation entered into an Underwriting Agreement with Foreside Funds Distributors LLC (formerly known as BNY Mellon Distributors LLC), substantially on the same terms as the Prior Underwriting Agreement.

C. Distribution and Shareholder Servicing Fees. The Funds have adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services. Bessemer may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from each of the Funds. Each Fund pays for shareholder support services an annual fee of 0.20% of its average daily net assets; however, with respect to the Fixed Income Fund and the Municipal Bond Fund, Bessemer has contractually committed to waive its shareholder servicing fee to the extent necessary to maintain a maximum shareholder servicing fee at 0.10% through October 31, 2013. The shareholder servicing fee commitment arrangements may be changed or terminated at any time with the approval of the Board. For the year ended October 31, 2012, Bessemer waived shareholder servicing fees in the amount of $470,343 with respect to the Fixed Income Fund and $1,022,761 with respect to the Municipal Bond Fund.

D. Custody Fees. The Large Cap Core Fund, Large Cap Strategies Fund, Fixed Income Fund and Municipal Bond Fund have each retained BTCO, a wholly-owned subsidiary of BGI, to serve as their custodian and the Real Return Fund, the Subsidiary and the Global Small & Mid Cap Fund have retained BTCO to serve as their co-custodian. Pursuant to the Funds’ Custody Agreements, BTCO is responsible for maintaining the custody of these Funds’ securities and cash, except for the Real Return Fund and the Subsidiary for which BTCO is only responsible for the collectible coins or bullions or other forms of precious metals held by the Real Return Fund and the Subsidiary. BTCO serves as custodian for the Global Small & Mid Cap Fund only with respect to equity securities of U.S. companies (other than exchange-traded funds) and securities in the form of depositary receipts directly managed by BIM, income, other payments and distributions issued with respect to such securities, proceeds of the sale of such securities, and cash, cash equivalents and money market instruments received and held by BTCO from time

Old Westbury Funds, Inc.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

to time on behalf of the Global Small & Mid Cap Fund. For providing these services, effective November 16, 2011, BTCO receives a fee calculated and paid monthly at the annual rate of 0.075% of the average daily net assets of the non-U.S. investments and 0.015% of the average daily net assets of the U.S. investments of Large Cap Strategies Fund (prior to November 16, 2011, the rate was 0.075% of average daily net assets) and 0.015% of the average daily net assets of each of the Large Cap Core Fund, Fixed Income Fund and Municipal Bond Fund or portion thereof for the Global Small & Mid Cap Fund. BTCO receives a fee of 0.10% of the average daily net assets of the portion of the Real Return Fund for which BTCO serves as custodian. In addition, BTCO receives from the Real Return Fund and the Subsidiary any transaction costs, such as charges for moving them to auctions and shipping/vault charges, related to the Real Return Fund’s and the Subsidiary’s investments in collectible coins or bullions or other forms of precious metals. The Global Opportunities Fund has retained Citibank, N.A. (“Citibank”) to serve as its custodian and the Global Small & Mid Cap Fund, Real Return Fund and the Subsidiary have retained Citibank to serve as their co-custodian. Citibank is responsible for maintaining the custody of these Funds’ securities and cash, excluding collectible coins or bullions or other forms of precious metals held by the Real Return Fund and the Subsidiary, and assets of the Global Small & Mid Cap Fund managed by the sub-advisers. For providing these services, Citibank receives a fee from each Fund calculated daily and paid monthly based on safekeeping and transaction fees that vary by country.

E. Fee Waivers. BIM may voluntarily waive a portion of its advisory fee to limit the Funds’ total expenses. BIM may terminate this voluntary waiver at any time. BIM, however, does not have the ability to recapture fees currently being waived at a later date. BIM has contractually committed through October 31, 2013 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios, excluding fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and acquired fund fees and expenses, if any, of the Large Cap Core Fund at 1.00%, the Large Cap Strategies Fund at 1.15% (effective November 16, 2011, prior to that date was at 1.05%), the Global Small & Mid Cap Fund at 1.11%, the Global Opportunities Fund at 1.20%, the Real Return Fund at 1.10%, the Fixed Income Fund at 0.70% and the Municipal Bond Fund at 0.70%. Any waiver amounts are disclosed in the Statements of Operations. For the year ended October 31, 2012, BIM waived $366,792 for the Large Cap Core Fund, $1,083,568 for the Large Cap Strategies Fund, $2,652,328 for the Global Small & Mid Cap Fund, $7,817,333 for the Global Opportunities Fund and $1,324,996 for the Real Return Fund. The Fixed Income Fund and Municipal Bond Fund had shareholder servicing fee waivers of $470,343 and $1,022,761, respectively. The contractual advisory fee waivers and the shareholder servicing fee waivers may be changed or terminated at any time with the approval of the Board.

F. Board of Directors’ Fees. Each Director who is not an “interested person” of the Corporation (as that term is defined under the 1940 Act) (each, an “Independent Director”) receives from the Funds a total annual retainer of $95,000 (plus $50,000 for serving as the Board’s Chairman, $10,000 as the Board’s Vice Chairman, $20,000 as the Audit Committee Chairman, $15,000 as a member of the Pricing Committee, $10,000 as the Risk Management Liaison (effective April 25, 2012) and $10,000 each as the Nominating Committee Chairman and the Governance Committee Chairman) and received for attendance at Board and committee meetings the following:

	Noticed to be In-Person (whether participating by phone or in-person)	Noticed to be telephonic

Regular Board Meeting	$9,000	$4,500
Special Board Meeting	6,000	3,000
Audit Committee Meeting	5,000	2,500
Nominating Committee Meeting	5,000	2,500
Governance Committee Meeting	5,000	2,500

Each Independent Director is reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board and any Board committee. Directors who are not Independent Directors, officers or employees of BIM and BNY Mellon do not receive compensation from the Funds. Fees paid are allocated to the Funds on a pro rata basis based on net assets.

G. Interest Expense. When cash balances are overdrawn, the Funds are charged by BTCO an overdraft fee equal to 2.25% above the federal funds rate on outstanding balances. Citibank, N.A. charges 2.00% above the London InterBank Offered Rate for any overdrawn cash balances. These amounts, if any, are included in “interest expense” in the Statements of Operations when such expenses are incurred.

Old Westbury Funds, Inc.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

8.	Securities Transactions:

Investment transactions for the year ended October 31, 2012, excluding short-term investments and U.S. Government securities, were as follows:

	Purchases	Sales

Large Cap Core Fund	$644,923,238	$375,374,880
Large Cap Strategies Fund	4,147,948,336	1,675,140,108
Global Small & Mid Cap Fund	1,366,429,118	1,293,947,183
Global Opportunities Fund	6,285,026,312	5,186,416,842
Real Return Fund (Consolidated)	953,200,729	1,149,660,297
Fixed Income Fund	151,505,025	109,140,309
Municipal Bond Fund	482,173,796	338,239,236

Purchase and sales of U.S. Government Securities, excluding those with maturity of one year or less during the year ended October 31, 2012 were as follows:

	Purchases	Sales

Real Return Fund (Consolidated)	$354,771,055	$376,597,834
Fixed Income Fund	177,728,990	187,193,790

9.	Federal Income Taxes:

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions from net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Federal income tax regulations differ from accounting principles generally accepted in the U.S.; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character within the components of net assets in the Statements of Assets and Liabilities. These permanent differences primarily arise from paydowns, reclass of distributions, non-deductible expenses, the utilization of earnings and profits on shareholder redemptions and the tax treatment of foreign currency gains/losses. Financial records are not adjusted for temporary differences. Temporary differences primarily arise from the tax treatment of wash sales, passive foreign investment companies, and index options.

Permanent differences as of October 31, 2012, were as follows:

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Net Realized Gains	Increase/(Decrease) Paid-in-Capital

Large Cap Strategies Fund	$(2,600,305)	$2,600,305	$—
Global Small & Mid Cap Fund	(1,933,650)	1,958,821	(25,171)
Global Opportunities Fund	49,385,135	(49,388,752)	3,617
Real Return Fund	(957,664)	133,862,146	(132,904,482)
Fixed income Fund	2,887,814	(2,887,814)	—

By investing in the Subsidiary, the Real Return Fund will gain exposure to commodities and commodity-linked instruments within the limits of Subchapter M of the Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). The IRS has issued a private letter ruling to the Real Return Fund confirming that Subpart F income derived from its investment in the Subsidiary, which invests in commodities and commodity-linked instruments, will constitute “qualifying income” under Subchapter M of the Code. Based on such ruling, the Real Return Fund will seek to get exposure to commodities and commodity-linked instruments through investments in the Subsidiary.

The Funds may be subject to taxes imposed by other countries in which they invest. Such taxes are generally based on income earned as well as capital gains realized. These taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation, as applicable, as such income and/or gains are earned.

Old Westbury Funds, Inc.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India and Thailand on gains realized upon the sale of India and Thailand securities, payable upon repatriation of sales proceeds. The Funds may accrue a deferred tax liability for unrealized gains on India and Thailand securities based on existing tax rates and holding periods of the securities. As of October 31, 2012, the Large Cap Strategies Fund, the Global Small & Mid Cap Fund and the Global Opportunities Fund recorded liabilities of $1,339,934, $416,146 and $1,329,555, respectively, in the Statements of Assets and Liabilities as an estimate for potential future India and Thailand capital gain taxes.

The tax character of distributions from the Funds during the year ended October 31, 2012 was as follows (amounts in thousands):

	Large Cap Core Fund	Large Cap Strategies Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund

Distributions paid from:
Ordinary Income	$1,799	$39,493	$31,191	$219,142	$6,986	$11,786	$10
Net Long Term Capital Gains	—	—	218,243	—	—	9,169	2,446

Total Taxable Distributions	1,799	39,493	249,434	219,142	6,986	20,955	2,456
Tax Exempt Distributions	—	—	—	—	—	—	15,853

Total Distributions Paid	$1,799	$39,493	$249,434	$219,142	$6,986	$20,955	$18,309

The tax character of distributions from the Funds during the year ended October 31, 2011 was as follows (amounts in thousands):

	Large Cap Core Fund	Large Cap Strategies Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund

Distributions paid from:
Ordinary Income	$2,651	$21,321	$21,621	$310,722	$144,426	$12,654	$559
Net Long Term Capital Gains	—	—	178,765	—	—	574	3,296

Total Taxable Distributions	2,651	21,321	200,386	310,722	144,426	13,228	3,855

Tax Exempt Distributions	—	—	—	—	—	—	15,662

Total Distributions Paid	$2,651	$21,321	$200,386	$310,722	$144,426	$13,228	$19,517

The difference in classification between the amounts reflected above and the Statements of Changes in Net Assets is primarily due to short-term capital gain distributions.

As of and during the period ended October 31, 2012, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. The statute of limitation on each Fund’s U.S. federal income tax returns remains open for each of the four years ended October 31, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Old Westbury Funds, Inc.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

At October 31, 2012, the components of accumulated earnings/(deficits) on a tax basis were as follows:

	Large Cap Core Fund	Large Cap Strategies Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund*	Fixed Income Fund	Municipal Bond Fund

Undistributed Tax Exempt Income	$—	$—	$—	$—	$—	$—	$1,338,981
Undistributed Ordinary Income	9,193,478	24,504,344	46,368,827	135,008,409	3,403,040	1,621,770	3,419,523
Undistributed Realized Capital Gains	—	—	216,626,253	—	—	1,680,771	6,975,873

Accumulated Earnings	9,193,478	24,504,344	262,995,080	135,008,409	3,403,040	3,302,541	11,734,377
Capital Loss Carryforwards	(56,108,735)	(387,157,678)	—	(201,818,046)	(368,532,859)	—	—
Unrealized Appreciation/Depreciation	25,364,474	260,537,809	740,014,475	90,502,878	(35,702,805)	13,679,395	48,824,645
Other Temporary Differences	—	—	—	(52,648)	—	—	—

Total Accumulated Earnings/(Deficits)	$(21,550,783)	$(102,115,525)	$1,003,009,555	$23,640,593	$(400,832,624)	$16,981,936	$60,559,022

*As explained in Note 2, the Real Return Fund’s accompanying consolidated financial statements include the financial results of Real Return Fund and the Subsidiary in accordance with U.S. GAAP. For U.S. federal income tax purposes however, the Subsidiary is designated as a controlled foreign corporation and treated as a segregated investment of the Real Return Fund. As a result, the taxable income or loss generated by the Subsidiary is not consolidated but rather passes through to the Real Return Fund, based on tax rules for controlled foreign corporations, with a corresponding adjustment to the Real Return Fund’s tax basis in the Subsidiary. This reporting disparity gives rise to differences when calculating distributable earnings/(deficits) under U.S. GAAP and for U.S. federal income taxes and such differences could be material.

At October 31, 2012, the following Funds had capital loss carryforwards for federal income tax purposes, which will expire on the following date:

October 31, 2017

Large Cap Core Fund	$56,108,735
Large Cap Strategies Fund	387,157,678
Global Opportunities Fund	201,818,046
Real Return Fund**	245,786,188

The capital loss carryforward will reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

Capital loss carryforwards utilized in the current year were as follows:

Large Cap Core Fund	$10,218,305
Large Cap Strategies Fund	1,455,766
Global Opportunities Fund	11,394,452

**As of October 31, 2012, the Real Return Fund had a short-term and long-term capital loss carryforward of $40,756,011 and $81,990,660, respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character and must be utilized prior to the utilization of the loss carryforwards subject to expiration that are described above.

10.	Commitments:

Global Opportunities Fund may invest in floating rate loan interests. In connection with these investments, Global Opportunities Fund may also enter into bridge loan commitments (“commitments”). Bridge loan commitments may obligate Global Opportunities Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of October 31, 2012, Global Opportunities Fund had outstanding bridge loan commitments of $8,800,000. In connection with these commitments, Global Opportunities Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

Old Westbury Funds, Inc.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

11.	Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements except for the following:

In February 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted certain regulatory changes that will subject the investment adviser of a registered investment company to registration with the CFTC as a commodity pool operator (“CPO”) if the company is unable to meet certain exemptions with respect to certain trading and marketing activities. These rules go into effect on December 31, 2012. In the event that BIM is required to register as a CPO with respect to its management of a Fund or the Subsidiary, the financial disclosures and operations of an affected Fund and /or Subsidiary would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase a Fund’s expenses. Other potentially additional regulatory initiatives could also develop.

12.	Additional Tax Information (Unaudited)

Qualified Dividend Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2012, as Qualified Dividend Income (“QDI”) as defined in the Code as follows:

Large Cap Core Fund	100.00%
Large Cap Strategies Fund	100.00%
Global Small & Mid Cap Fund	100.00%
Global Opportunities Fund	8.53%
Real Return Fund	57.86%

Qualified Interest Income (Unaudited)

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2012, as Qualified Interest Income as defined in the Code as follows:

Large Cap Core Fund	0.12%
Large Cap Strategies Fund	0.12%
Global Small & Mid Cap Fund	5.99%
Global Opportunities Fund	64.43%
Real Return Fund	28.18%
Fixed Income Fund	100.00%
Municipal Bond Fund	100.00%

Qualified Short Term Gain (Unaudited))

The Funds designate a portion of the income dividends distributed during the fiscal year ended October 31, 2012, as Qualified Short-Term Gain as defined in the Code as follows:

Fixed Income Fund	6.25%

Dividends Received Deduction (Unaudited)

For the fiscal year ended October 31, 2012, the following percentage of income dividends paid by the Funds qualifies for the Dividends Received Deduction available to corporations:

Large Cap Core Fund	99.13%
Large Cap Strategies Fund	6.61%
Global Small & Mid Cap Fund	64.02%
Global Opportunities Fund	4.41%
Real Return Fund	53.35%

Long Term Capital Gain Dividends (Unaudited)

The Funds designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2012 as follows:

Old Westbury Funds, Inc.
NOTES TO FINANCIAL STATEMENTS - (Continued)
October 31, 2012

Global Small & Mid Cap Fund	$218,242,882
Fixed Income Fund	9,168,800
Municipal Bond Fund	2,446,002

U.S. Government Income (Unaudited)

The percentages of the ordinary income dividends paid by the Funds during the fiscal year ended October 31, 2012 which was derived from U.S. Treasury securities were as follows:

Large Cap Core Fund	0.07%
Large Cap Strategies Fund	0.14%
Global Small & Mid Cap Fund	0.04%
Global Opportunities Fund	0.09%
Real Return Fund	8.07%
Fixed Income Fund	21.29%

Tax Exempt Distributions (Unaudited)

The Municipal Bond Fund designates $15,852,960 as tax exempt dividends paid for the fiscal year ended October 31, 2012.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Old Westbury Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Old Westbury Funds, Inc. (comprising, respectively, Large Cap Core Fund, Large Cap Strategies Fund, Global Small & Mid Cap Fund, Global Opportunities Fund, Real Return Fund (consolidated), Fixed Income Fund, and Municipal Bond Fund (collectively the “Funds”), including the portfolios of investments of Large Cap Core Fund, Large Cap Strategies Fund, Global Opportunities Fund, Real Return Fund (consolidated), Fixed Income Fund, Municipal Bond Fund and the condensed portfolio of investments of Global Small & Mid Cap Fund, as of October 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years then ended and the financial highlights of Large Cap Core Fund, Large Cap Strategies Fund, Global Small & Mid Cap Fund, Real Return Fund (consolidated), Fixed Income Fund and Municipal Bond Fund for each of the five years in the period then ended and the financial highlights for Global Opportunities Fund for each of the four years in the period then ended and the period from November 28, 2007 to October 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Old Westbury Funds, Inc. at October 31, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 21, 2012

Old Westbury Funds, Inc.
Directors and Officers of Old Westbury Funds, Inc. (Unaudited)

Independent and Interested Directors. The following table sets forth certain information with respect to the Directors of the Corporation, each of which, under current Board policy, may serve until the end of the calandar year during which he or she reaches the applicable mandatory retirement age established by the Board:

Name, Address, and Age	Position(s) Held with Funds	Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships[1] Held by Director During Past 5 Years

Interested Director

Jeff Glowacki[2] 10250 Constellation Boulevard, Suite 2600 Los Angeles, CA 90067 Age: 45	Director	Since April 2012	Managing Director and Senior Resident Officer of Bessemer Trust Company, N.A. (since 2005)	7	0

Independent Directors

Eugene P. Beard 630 Fifth Avenue New York, NY 10111 Age: 77	Chairperson & Director	14 Years	Chairman and Chief Executive Officer, Westport Asset Fund, Inc.	7	4[3]

Patricia L. Francy 630 Fifth Avenue New York, NY 10111 Age: 67	Vice Chairperson & Director	8 Years	Director, various corporate, not- for-profit and foundation boards.	7	1[4]

Robert M. Kaufman, Esq. 630 Fifth Avenue New York, NY 10111 Age: 82	Director	19 Years	Optional Service Partner, Proskauer Rose LLP, Attorneys at Law.	7	0

John R. Whitmore 630 Fifth Avenue New York, NY 10111 Age: 78	Director	13 Years	Financial Advisor and Corporate Director.	7	2[5]

Old Westbury Funds, Inc.
DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC. (UNAUDITED) - (Continued)

Name, Address, and Age	Position(s) Held with Funds	Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships[1] Held by Director During Past 5 Years

J. David Officer 630 Fifth Avenue New York, NY 10111 Age: 64	Director	1 Year

Independent Director; Formerly, Chief Executive Officer and Chairman, Laurel Capital Advisors (2005-2009). Consultant, Fidelity (2011); Consultant, Pershing LLC (2010); Vice President, The Dreyfus Family of Funds (2010); Vice President, Dreyfus Funds, Inc. (2010); President, Dreyfus Funds, Inc. (2006-2009); Executive Vice President, The Bank of New York Mellon (2008-2009); Executive Vice President, BNY Mellon, N.A. (2008-2009); Vice President, BNY Mellon Funds Trust (2007-2009); President and Chairman, Dreyfus Founders Funds, Inc. (2007-2009); President, Chairman and Chief Executive Officer, Founders Asset Management (2007-2009); Consultant, The Dreyfus Corporation (2006-2009); Chief Operating Officer, The Dreyfus Corporation (2006-2009); President, MBSC Securities Corporation (2007-2009); President, The Dreyfus Family of Funds (2007-2009); Vice President, Dreyfus Service Organization, Inc. (2004-2009); Vice Chairman, The Dreyfus Corporation (1998-2009); President, Dreyfus Service Corporation (2000-2007); President, MBSC, LLC (2002-2007); Executive Vice President, Mellon Bank, N.A. (1994-2008).

				7	10[6]

Old Westbury Funds, Inc.
DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC. (UNAUDITED) - (Continued)

[1]

Directorships held during the last five years in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[2]

Directors who are or may be deemed “interested persons” (as defined under the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Glowacki is deemed an Interested Director by virtue of his positions as Managing Director and Senior Resident Officer of Bessemer Trust Company, N.A.

[3]

Mr. Beard serves, or has served, as Director of the following entities: Cambridge Solutions Plc., Huntsworth Plc., Marc USA Corp., One to One Interactive, Inc., Cambridge Technology, Inc., BBH Fund, Inc., BBH Trust, BBH US Money Market Portfolio, BBH Common Settlement Fund, BBH Common Settlement Fund II, Mattel, Inc., and Catalina Marketing Corporation.

[4]	Ms. Francy serves as Director of Siebert Financial Corp.

[5]

Mr. Whitmore serves, or has served, as Director of the following entities: Saul Centers, Inc.; B.F. Saul Company and B.F. Saul REIT; ASB Capital Management, Inc.; Chevy Chase Trust Company; Chevy Chase Bank; Meadowbrook Equity Fund II, LLC; and Meadowbrook Equity Fund III, LLC.

[6]

Mr. Officer serves, or has served, as Director of the following entities: DBX ETF Trust (5), Dreyfus Transfer, Inc.; Dreyfus Service Organization, Inc.; Seven Six Seven Agency, Inc.; Mellon Residential Funding Corp.; Mellon United National Bank; Dreyfus Fund International Limited; Man Long Short Fund; GLG International Small Cap Fund; and BNY Mellon Funds Trust.

Old Westbury Funds, Inc.
DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC. (UNAUDITED) - (Continued)

Officers. The table below sets forth certain information with respect to the Officers of the Corporation:

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

David W. Rossmiller 630 Fifth Avenue New York, NY 10111 Age: 54	President & Chief Executive Officer	Indefinite; Since April 2012	Managing Director and Head of Fixed Income, Bessemer Trust Company, N.A. (Since 2010); Managing Director and Global Head, Fixed Income, Deutsche Bank (1999-2010).

Steven L. Williamson 630 Fifth Avenue New York, NY 10111 Age: 59	Chief Legal Officer	Indefinite; 9 Years	Managing Director and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (Since 2007).

Don J. Andrews 630 Fifth Avenue New York, NY 10111 Age: 54	Vice President	Indefinite; 8 Years	Managing Director and Chief Compliance Officer, Bessemer Trust Company, N.A. (Since 2002).
	Vice President & Chief Compliance Officer	5 Years

	Vice President, Chief Compliance Officer & Chief Risk Management Officer	3 Years

Peter C. Artemiou 630 Fifth Avenue New York, NY 10111 Age: 49	Vice President	Indefinite; 9 Years

Managing Director and Controller - Alternative Investments, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (Since January 12, 2012); Principal and Controller - Alternative Investments, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (2000-January 11, 2012).

	Vice President & Assistant Treasurer	3 Years

	Vice President & Treasurer	3 Years

Nicola R. Knight 630 Fifth Avenue New York, NY 10111 Age: 49	Assistant Secretary	Indefinite; 3 Years	Principal and Associate General Counsel of Bessemer Trust Company, N.A. (Since September 2007).

Old Westbury Funds, Inc.
DIRECTORS AND OFFICERS OF OLD WESTBURY FUNDS, INC. (UNAUDITED) - (Continued)

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Louis Beasley 630 Fifth Avenue New York, NY 10111 Age: 41	Vice President	Indefinite; 1 Year

Principal and Director of Investment Management Compliance, Bessemer Trust Company N.A. (Since January 12, 2012); Senior Vice President and Director of Investment Management Compliance, Bessemer Trust Company, N.A. (November 2006-January 11, 2012).

Kenneth R. Goodall 630 Fifth Avenue New York, NY 10111 Age: 47	Vice President & Anti-Money Laundering Compliance Officer	Indefinite; 1 Year	Principal and Director of Compliance & Risk Management, Bessemer Trust Company, N.A. (Since February 2011); Director of Compliance, The Newport Group, Inc. (2003-2011).

Andrew J. McNally 760 Moore Road King of Prussia, PA 19406 Age: 41	Treasurer Vice President & Assistant Treasurer	Indefinite; 3 Years 3 Years

Vice President and Senior Director of Fund Accounting & Administration, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (formerly, PNC Global Investment Servicing (U.S.) Inc.)(financial services company) (Since 2007).

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 Age: 45	Secretary	Indefinite; 6 Years	Managing Director and Senior Counsel, BNY Mellon (Since 2010); Vice President and Counsel, BNY Mellon (2008-2010); Vice President and Associate Counsel (2003-2007).

Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Age: 42	Assistant Treasurer	Indefinite; 6 Years	Senior Manager of NAV Operations, BNY Mellon (Since 2008); Senior Manager of Fund Accounting & Administration, BNY Mellon (2005-2008).

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 Age: 42	Assistant Secretary	Indefinite; Since April 2012	Vice President and Manager of BNY Mellon (Since 2010); Assistant Vice President and Manager, BNY Mellon (2008-2010); Sr. Regulatory Administrator, BNY Mellon (2007-2008).

The Statement of Additional Information (“SAI”) includes additional information about the Corporation’s Directors and Officers and is available upon request, without charge. To obtain a copy of the SAI, please call (800) 607-2200.

Additional Information (Unaudited)

Information on Proxy Voting:

The Funds’ proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information on Form N-Q:

The Funds provide a complete list of the Funds’ holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the Schedule of Investments appear in the Funds’ semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the Schedule of Investments with the SEC on Form N-Q. Shareholders can obtain the Funds’ Form N-Q (i) without charge, upon request, by calling (800) 607-2200; and (ii) on the SEC’s website at http://www.sec.gov. The Fund’s N-Q may be reviewed or copied at the SEC Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Old Westbury Funds, Inc.
Renewal of Amended and Restated Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)

At a meeting held on July 24 and 25, 2012, the Board of Directors, including the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the agreements defined below (“Independent Directors”), unanimously approved the continuation of the following investment advisory and sub-advisory agreements (collectively, the “Agreements”): (1) an amended and restated investment advisory agreement between Bessemer Investment Management LLC (“BIM” or “Adviser”) and the Corporation on behalf of each Fund, (2) a sub-advisory agreement among BIM, Dimensional Fund Advisors LP (“Dimensional”) and the Corporation on behalf of the Old Westbury Global Small & Mid Cap Fund (“Global Small & Mid Cap Fund”), (3) a sub-advisory agreement among BIM, Champlain Investment Partners, LLC (“Champlain”) and the Corporation on behalf of the Global Small & Mid Cap Fund, (4) a sub-advisory agreement among BIM, Franklin Advisers, Inc. (“Franklin”) and the Corporation on behalf of the Old Westbury Global Opportunities Fund (“Global Opportunities Fund”), (5) a sub-advisory agreement among BIM, Shenkman Capital Management, Inc. (“Shenkman”) and the Corporation on behalf of the Global Opportunities Fund, (6) a sub-advisory agreement among BIM, BlackRock Financial Management, Inc. (“BlackRock”) and the Corporation on behalf of the Global Opportunities Fund and (7) a sub-advisory agreement among BIM, Mondrian Investment Partners Limited (“Mondrian”) and the Corporation on behalf of the Global Opportunities Fund. At both the meeting of the Board held on July 24 and 25, 2012 and at a meeting of the Board held on April 24 and 25, 2012, the Board had requested and received substantial information regarding the Adviser, each of the Sub-Advisers, and the Agreements, as well as related matters pertaining to the fees charged and services provided by affiliated service providers. The Directors reviewed detailed due diligence questionnaires from BIM and each of the Sub-Advisers, as well as substantial information concerning, among other things, each Fund’s performance, comparative fee and expense information as well as information regarding BIM and each of the Sub-Advisers relating to their respective organizations, compliance and regulatory processes and programs and financial condition. In addition, the Adviser supplied the Directors with additional information concerning its estimated profitability from managing the Funds. Moreover, the Board had received materials and presentations throughout the course of the year relating to the investment management and operation of the Funds.

The Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the information requested and presented. In reviewing the materials presented, the Board did not identify any single matter or particular information that, in isolation, would be a controlling factor in making a final decision regarding the Agreements. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

The following summary details the materials and factors that the Board considered, and the conclusions that the Board reached, in approving the continuance of the Agreements.

(1) The nature, extent and quality of services provided by the Adviser and Sub-Advisers.

The Board considered the scope and quality of services provided by the Adviser and Sub-Advisers, particularly the qualifications, capabilities and experience of the portfolio managers and other personnel who are responsible for providing services to the Funds. The Board also considered the fact that the Adviser and Sub-Advisers pay the costs of all necessary investment and management facilities necessary for the efficient conduct of their respective services. The Board considered the role and efforts of the Adviser in proving oversight of the various sub-advisers for the Funds, in monitoring the performance of each Sub-Adviser and determining the appropriate allocation of assets to Sub-Advisers. The Board also considered the Adviser’s role in making recommendations to the Board regarding retaining or replacing Sub-Advisers where appropriate and in conducting the necessary searches and due diligence of prospective new sub-advisers.

In addition, the Board considered that the Adviser manages the investment program of the Funds and that the Adviser keeps the Board informed of important developments affecting the Funds. The Board evaluated these factors based on its direct experience with the Adviser, and in consultation with Fund Counsel and Independent Counsel, as well as Independent Counsel alone. The Board also considered the Adviser’s effectiveness in ensuring that the Funds are in compliance with its investment policies and restrictions and the requirements of the 1940 Act and related securities regulations.

Based on these factors, as well as other factors discussed herein, the Board concluded that the nature, quality and extent of services provided by the Adviser and Sub-Advisers have been and continue to be satisfactory.

Old Westbury Funds, Inc.
RENEWAL OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (UNAUDITED) - (Continued)

(2) The performance of the Funds and the Adviser and Sub-Advisers.

The Board’s analysis of the Funds’ performance included the discussion and review of the performance data of each of the Funds and a representative group of similar funds. The Board reviewed comparative performance over long-, intermediate-and short-term periods and noted that the Funds’ comparative performance was reasonable. The Board considered the performance of each of the Sub-Advisers both against comparative benchmarks as well as against similarly managed accounts managed by such Sub-Adviser. When reviewing Sub-Adviser performance against similarly managed accounts, the Board considered, among other things, differences in the nature of such accounts from a regulatory and tax perspective and differences in the investment mandate from that of the Funds.

(3) The cost of the advisory and sub-advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the level of advisory and sub-advisory fees, the Board considered a number of factors. The Board’s analysis of each Fund’s advisory fees and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of each Fund compared to a representative group of similar funds and noted that each Fund’s advisory fee and expenses were generally in line with those of their representative group. The Board also noted the advisory fee breakpoints as well as the Adviser’s contractual commitment to waive advisory fees for certain of the Funds. Additionally, the Board considered the Adviser’s profitability. With respect to the sub-advisory agreements with the Sub-Advisers, the Board noted that the Sub-Advisers’ fees were paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of the Sub-Advisers. The Board reviewed fee data from the Sub-Advisers with respect to similarly managed accounts and considered the relevance of differences in the services provided to separate accounts as they relate to differences in the fees charged in connection with the Funds.

Based on this analysis as well as other factors described herein, including the fact that the Funds are intended principally to satisfy asset allocation requirements of client accounts of Bessemer and its affiliates, the Board concluded that the advisory fee schedule for each Fund was fair and reasonable in light of the quality of services provided by the Adviser and Sub-Advisers.

(4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

The Board considered the information provided by the Adviser relating to economies of scale. In this regard, the Board noted the current advisory fee breakpoint levels at $500 million and $1 billion with respect to Large Cap Core Fund, Fixed Income Fund and Municipal Bond Fund, and at $1.25 billion and $2.5 billion for the Global Opportunities Fund and Large Cap Strategies Fund. The Board also considered the experience of the Adviser in managing the Funds, as well as the Adviser’s profitability analysis. With respect to the Global Small & Mid Cap and Real Return Funds, the Board determined that it would continue to monitor whether breakpoints would be appropriate should those Funds continue to grow in size.

(5) Ancillary benefits and other factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser, the Sub-Advisers and their affiliates from the management of the Funds (such as soft-dollar credits), including the ability to market its advisory services for similar products in the future. In addition, the Board discussed the compensation payable by the Funds to affiliates of the Adviser for other services including administrative services, shareholder servicing and custody. The Board also discussed the use of the series of the Corporation as asset allocation investment vehicles for clients of Bessemer and its affiliates, with the resulting expectation that the asset sizes of the Funds would grow as Bessemer’s client base grows. The Board concluded that advisory and sub-advisory fees were reasonable in light of these fall-out benefits.

Conclusion:

The Board, including all of the Independent Directors, concluded that the fees payable under the Amended and Restated Investment Advisory Agreement and Sub-Advisory Agreements were fair and reasonable with respect to the services that BIM and each Sub-Adviser provides, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Counsel to the Independent Directors, as well as Fund Counsel, in making this determination.

Investment Adviser:
Bessemer Investment Management LLC
630 Fifth Avenue
New York, NY 10111
(212) 708-9100

Distributor:
Foreside Funds Distributors LLC
400 Berwyn Park
899 Cassatt Road
Berwyn, PA 19132

Custodians:
Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ 07095

Citibank, N.A.
111 Wall Street
New York, NY 10005

Administrator:
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

Transfer Agent:
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

Independent Registered Public Accounting Firm:
Ernst & Young LLP
5 Times Square
New York, NY 10036

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Bessemer Investment Management LLC and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report.

Cusip 680414307
Cusip 680414604
Cusip 680414109
Cusip 680414406
Cusip 680414505
Cusip 680414703
Cusip 680414802
(A21-AR2012)
(12/12)

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

The Code of Ethics for Principal Executive and Principal Financial Officers is attached as an Exhibit under Item 12 (a)(1).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has three audit committee financial experts serving on its audit committee and those persons (Eugene P. Beard, Patricia L. Francy and J. David Officer) are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $622,293 in 2012 and $589,945 in 2011.

Audit-Related Fees

	(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $6,339 in 2012 and $12,190 in 2011. Fees for both 2012 and 2011 relate to the review of financial statement data incorporated in the Funds periodic N-1A filings.

Tax Fees

	(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $214,898 in 2012 and $161,662 in 2011. Fees for both 2012 and 2011 relate to the review of federal income and excise tax returns, review of capital gains distribution calculations and certain global tax compliance services.

All Other Fees

	(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $31,668 in 2012 and $30,450 in 2011. Fees for both 2012 and 2011 relate to the review of holdings for the Funds affiliated custodian under Rule 17f-2.

(e)	(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its Charter, the Registrant’s Audit Committee must approve all audit and non-audit services to be provided to the Registrant. This includes services rendered to the adviser and any entity controlling, controlled by or under common control with the adviser that provides on-going services to the Registrant.

(e)	(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

		(b) 100%

		(c) 100%

		(d) 100%

	(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%

	(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $246,566 in 2012 and $192,112 in 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)

The Schedule of Investments in securities of unaffiliated issuers as of the close of reporting period for the Old Westbury Global Small & Mid Cap Fund is listed below. The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Old Westbury Large Cap Core Fund, Old Westbury Large Cap Strategies Fund, Old Westbury Global Opportunities Fund, Old Westbury Real Return Fund, Old Westbury Fixed Income Fund and Old Westbury Municipal Bond Fund are included as part of the report to shareholders filed under Item 1 of this form.

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments	October 31, 2012

Shares		Value

COMMON STOCKS — 94.4%
ARGENTINA — 0.0%
180,000	Arcos Dorados Holdings - Class A, Inc.	$2,323,800

AUSTRALIA — 2.1%
134,164	ABM Resources NL(b)	7,242
41,769	Acrux Ltd.	140,482
154,673	Adelaide Brighton Ltd.	508,972
96,977	Aditya Birla Minerals Ltd.	46,307
69,555	AED Oil Ltd.(b)(c)(d)	0
34,185	Ainsworth Game Technology Ltd.(b)	84,456
25,514	AJ Lucas Group Ltd.(b)	21,188
119,863	Alcyone Resources Ltd.(b)	6,097
54,720	Alkane Resources Ltd.(b)	48,282
44,977	Alliance Resources Ltd.(b)	11,439
152,175	ALS Ltd.	1,464,345
115,610	Altona Mining Ltd.(b)	32,403
946,258	Alumina Ltd.	947,888
51,812	Amadeus Energy Ltd.(b)	10,488
38,166	Amalgamated Holdings Ltd.	269,405
102,022	Amcom Telecommunications Ltd.	135,558
10,329	Ampella Mining Ltd.(b)	5,147
70,717	Ansell Ltd.	1,145,167
68,098	Antares Energy Ltd.(b)	36,759
231,506	APA Group	1,240,030
171,240	APN News & Media Ltd.	65,770
26,421	Aquarius Platinum Ltd.	15,770
59,980	Aquila Resources Ltd.(b)	167,486
19,603	ARB Corp. Ltd.	208,984
20,860	Aristocrat Leisure Ltd.	61,064
516,903	Arrium Ltd.	421,210
64,204	ASG Group Ltd.	41,988
10,703	ASG Group Ltd.(b)(d)	6,999
276,330	Atlas Iron Ltd.	440,308
58,802	Aurora Oil and Gas Ltd.(b)	238,665
97,687	Ausdrill Ltd.	289,003
26,143	Ausenco Ltd.	85,756
10,823	Ausgold Ltd.(b)	1,798
31,327	Austal Ltd.(b)	39,836
17,417	Austbrokers Holdings Ltd.	141,022
15,319	Austin Engineering Ltd.	68,856
114,408	Australian Agricultural Co. Ltd.(b)	154,390
256,656	Australian Infrastructure Fund	791,276
45,583	Australian Pharmaceutical Industries Ltd.	22,239
79,373	Automotive Holdings Group Ltd.	262,835
107,264	AWE Ltd.	148,090
5,108	Azumah Resources Ltd.(b)	663
19,409	Bandanna Energy Ltd.(b)	6,850
76,848	Bank of Queensland Ltd.	604,675
107,928	Bannerman Resources Ltd.(b)	9,411
21,519	BC Iron Ltd.	61,876
769,096	Beach Energy Ltd.	1,101,742

Shares		Value

AUSTRALIA (continued)
86,952	Beadell Resources Ltd.(b)	$87,553
4,598	Bell Financial Group Ltd.	1,909
361,958	Bendigo and Adelaide Bank Ltd.	3,035,917
100,434	Billabong International Ltd.	92,267
22,861	Bionomics Ltd.(b)	7,475
108,098	Biota Holdings Ltd.(b)(c)(d)	63,961
2,485	Blackmores Ltd.	76,613
2,040	Blackthorn Resources Ltd.(b)	2,573
823,396	BlueScope Steel Ltd.(b)	405,997
158,551	Boom Logistics Ltd.(b)	51,021
375,927	Boral Ltd.	1,400,936
14,786	Bradken Ltd.	75,822
10,640	Bravura Solutions Ltd.(b)	2,540
10,942	Breville Group Ltd.	67,923
24,551	Brickworks Ltd.	283,651
17,627	BT Investment Management Ltd.	40,621
5,971	Buru Energy Ltd.(b)	17,231
26,490	Cabcharge Australia Ltd.	162,789
154,604	Caltex Australia Ltd.	2,734,706
255,734	Cape Lambert Resources Ltd.(b)	67,694
25,142	Cardno Ltd.	209,834
165,759	Carnarvon Petroleum Ltd.(b)	13,937
68,742	carsales.com Ltd.	532,331
129,012	Cash Converters International Ltd.	118,521
9,437	Cedar Woods Properties Ltd.	41,634
408,411	Central Petroleum Ltd.(b)	82,671
189,000	Ceramic Fuel Cells Ltd.(b)	15,499
2,144	CGA Mining Ltd.(b)	6,501
50,912	Chalice Gold Mines Ltd.(b)	13,477
178,666	Challenger Ltd.	599,052
354,184	Citigold Corp. Ltd.(b)	20,589
102,039	Clough Ltd.	82,619
84,396	Coal of Africa Ltd.(b)	18,836
56,720	Coalspur Mines Ltd.(b)	55,346
7,468	Cochlear Ltd.	551,879
157,396	Cockatoo Coal Ltd.(b)	26,959
119,759	Coffey International Ltd.(b)	46,619
14,343,083	Commonwealth Property Office Fund REIT(d)	16,080,022
57,099	Consolidated Media Holdings Ltd.	203,303
104,296	Continental Coal Ltd.(b)	5,955
82,958	Cooper Energy Ltd.(b)	50,808
19,597	Credit Corp. Group Ltd.	143,010
119,112	Cromwell Property Group REIT	103,862
9,540	CSG Ltd.	4,803
207,624	CSR Ltd. - Placement Shares	377,169
4,990	Cudeco Ltd.(b)(c)(d)	24,190
220,336	Cue Energy Resources Ltd.(b)	30,877
58,899	Dart Energy Ltd.(b)	10,394
5,580	Data#3 Ltd.	6,661
1,346,534	David Jones Ltd.	3,732,063

1

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

AUSTRALIA (continued)
47,635	Decmil Group Ltd.	$128,070
232,983	Deep Yellow Ltd.(b)	18,381
7,518	Devine Ltd.	5,697
60,174	Discovery Metals Ltd.(b)	108,063
5,787	Domino’s Pizza Enterprises Ltd.	56,708
142,311	Downer EDI Ltd.(b)	530,339
6,112	Dragon Mining Ltd.(b)	4,885
53,516	Drillsearch Energy Ltd.(b)	84,162
168,817	DUET Group.	366,254
139,247	DuluxGroup Ltd.	511,693
16,365	DWS Ltd.	25,736
107,793	Echo Entertainment Group Ltd.	392,752
224,451	Elders Ltd.(b)	38,444
303,779	Emeco Holdings Ltd.	219,161
30,518	Energy Resources of Australia Ltd.(b)	44,668
329,666	Energy World Corp. Ltd.(b)	124,907
27,744	Enero Group Ltd.(b)	11,520
267,782	Envestra Ltd.	251,565
26,509	Eservglobal Ltd.(b)	5,228
20,763	Euroz Ltd.	22,200
85,900	Evolution Mining Ltd.(b)	177,892
22,514	Exco Resources Ltd.	6,076
1,074,060	Fairfax Media Ltd.	440,399
3,195	Fantastic Holdings Ltd.	9,452
146,707	FAR Ltd.(b)	5,026
16,371	Finbar Group Ltd.	20,138
321,066	FKP Property Group	73,989
28,289	Fleetwood Corp. Ltd.	302,465
25,840	Flight Centre Ltd.	713,501
260,540	Flinders Mines Ltd.(b)	23,259
1,523,144	Focus Minerals Ltd.(b)	56,920
13,085	Forge Group Ltd.	54,196
9,551	G.U.D. Holdings Ltd.	83,182
2,973	G8 Education Ltd.	4,274
17,506	Galaxy Resources Ltd.(b)	9,177
96,934	Gindalbie Metals Ltd.(b)	34,715
548,028	Goodman Fielder Ltd.(b)	332,797
95,093	GrainCorp Ltd. - Class A	1,211,193
140,887	Grange Resources Ltd.	36,562
63,776	Great Southern Ltd.(b)(c)(d)	0
55,852	Greenland Minerals & Energy Ltd.(b)	17,973
46,399	Gryphon Minerals Ltd.(b)	37,568
81,204	Gujarat NRE Coking Coal Ltd.(b)	13,487
180,274	Gunns Ltd.(b)(c)(d)	0
71,285	GWA Group Ltd.	129,126
241,775	Harvey Norman Holdings Ltd.	478,109
2,523	Hastie Group Ltd.(b)(c)(d)	0
48,619	HFA Holdings Ltd.	39,114
871,599	Hillgrove Resources Ltd.(b)	79,620
27,615	Hills Holdings Ltd.	21,786
234,388	Horizon Oil Ltd.(b)	94,890
123,936	iiNET Ltd.	535,194
93,035	Imdex Ltd.	129,411

Shares		Value

AUSTRALIA (continued)
48,706	IMF Australia Ltd.	$75,081
65,287	Independence Group NL	270,408
88,665	Indophil Resources NL(b)	25,771
54,591	Industrea Ltd.	71,402
72,251	Infigen Energy(b)	18,000
157,616	Integra Mining Ltd.(b)	88,352
32,314	International Ferro Metals Ltd.(b)	7,366
89,852	Intrepid Mines Ltd.(b)	31,712
34,328	Invocare Ltd.	313,939
143,092	IOOF Holdings Ltd.	938,756
32,879	Iress Ltd.	261,437
12,036	Iron Ore Holdings Ltd.(b)	10,245
679	Ivanhoe Australia Ltd.(b)	617
35,560	JB Hi-Fi Ltd.	378,361
69,350	Jupiter Mines Ltd.(b)	9,719
7,671	Kagara Ltd.(b)(c)(d)	956
312,325	Kangaroo Resources Ltd.(b)	13,617
32,234	Kingsgate Consolidated Ltd.	183,699
28,356	Kingsrose Mining Ltd.	28,699
79,680	Leyshon Resources Ltd.(b)	14,061
45,576	Linc Energy Ltd.(b)	26,021
2,322	Lycopodium Ltd.	14,776
19,707	M2 Telecommunications Group Ltd.	78,350
201,460	Macmahon Holdings Ltd.	66,920
38,335	Macquarie Atlas Roads Group(b)	61,481
1,285	Macquarie Telecom Group Ltd.	12,872
35,929	Marengo Mining Ltd.(b)	5,967
16,698	McMillan Shakespeare Ltd.	223,601
36,485	McPherson’s Ltd.	70,066
48,410	Medusa Mining Ltd.	306,539
27,057	Melbourne IT Ltd.	49,994
119,385	Mermaid Marine Australia Ltd.	401,527
17,756	Mesoblast Ltd.(b)	106,351
110,197	Metals X Ltd.(b)	14,299
394,109	Metcash Ltd.	1,497,331
90,921	Metgasco Ltd.(b)	19,819
32,146	Mincor Resources NL	39,876
26,581	Mineral Deposits Ltd.(b)	135,203
19,752	Mineral Resources Ltd.	177,972
158,007	Mirabela Nickel Ltd.(b)	73,809
46,130	Molopo Energy Ltd.(b)	26,337
70,668	Moly Mines Ltd.(b)	9,536
604,036	Monadelphous Group Ltd.(d)	13,230,177
59,782	Mortgage Choice Ltd.	107,359
203,090	Mount Gibson Iron Ltd.	148,627
79,505	Myer Holdings Ltd.	161,347
1,050	MyState Ltd.	4,087
79,446	Navitas Ltd.	339,774
64,665	Neon Energy Ltd.(b)	17,788
2,309	Neon Energy Ltd. - Placement Shares(b)(d)	635
114,404	New Guinea Energy Ltd.(b)	3,681
128,661	New Hope Corp. Ltd.	584,981

2

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

AUSTRALIA (continued)
690,623	Nexus Energy Ltd.(b)	$86,029
122,821	NIB Holdings Ltd.	230,766
252,567	Nido Petroleum Ltd.(b)	9,438
69,743	Noble Mineral Resources Ltd.(b)	9,774
35,908	Norfolk Group Ltd.	24,228
17,851	Northern Iron Ltd.(b)	11,211
102,310	Northern Star Resources Ltd.	136,471
123,430	NRW Holdings Ltd.	262,661
66,006	Nufarm Ltd.	393,978
5,579	Oakton Ltd.	7,239
122,869	OceanaGold Corp.(b)	430,580
9,121	OPUS Group Ltd.(b)	4,449
5,532	Orocobre Ltd.(b)	10,652
4,066	OrotonGroup Ltd.	27,435
121,855	Otto Energy Ltd.(b)	11,005
98,996	OZ Minerals Ltd.	841,631
181,971	Pacific Brands Ltd.	117,115
197,523	Paladin Energy Ltd.(b)	232,720
229,815	PanAust Ltd.	794,407
104,488	Panoramic Resources Ltd.	67,790
175,903	PaperlinX Ltd.(b)	9,495
5,565	Patties Foods Ltd.	9,532
55,050	Peet Ltd.	53,145
182,192	Perilya Ltd.(b)	58,629
3,388	Perpetual Ltd.	98,263
61,898	Perseus Mining Ltd.(b)	164,489
48,159	Platinum Asset Mangement Ltd.	181,970
67,411	Platinum Australia Ltd.(b)(c)(d)	4,688
139,305	PMP Ltd.	28,921
40,384	Premier Investments Ltd.	258,232
6,047	Prima Biomed Ltd.(b)	785
124,940	Primary Health Care Ltd.	504,512
25,653	Prime Media Group Ltd.	21,037
117,452	PrimeAg Australia Ltd.	140,210
59,530	Programmed Maintenance Services Ltd.	127,917
450,196	Qantas Airways Ltd.(b)	621,547
156,786	Ramelius Resources Ltd.(b)	71,611
17,881	RCR Tomlinson Ltd.	34,060
17,371	REA Group Ltd.	311,053
30,974	Reckon Ltd.	79,417
17,274	Red 5 Ltd.(b)	22,325
116,233	Red Fork Energy Ltd.(b)	83,253
21,888	Redflex Holdings Ltd.	34,763
8,531	Reece Australia Ltd.	179,327
33,462	Reed Resources Ltd.(b)	6,252
31,163	Regional Express Holdings Ltd.	38,819
56,462	Regis Resources Ltd.(b)	314,739
9,792	Reject Shop Ltd. (The)	144,439
417,250	Resolute Mining Ltd.	827,275
15,277	Resource and Investment NL(b)	3,172
85,881	Resource Generation Ltd.(b)	35,660
25,802	Retail Food Group Ltd.	85,173
25,608	Rialto Energy Ltd.(b)	3,190
123,127	Ridley Corp. Ltd.	146,984

Shares		Value

AUSTRALIA (continued)
15,297	Robust Resources Ltd.(b)	$10,004
156,453	Roc Oil Co. Ltd.(b)	69,835
105,284	SAI Global Ltd.	443,720
9,571	Salmat Ltd.	25,633
130,273	Samson Oil & Gas Ltd.(b)	4,463
18,074	Sandfire Resources NL(b)	158,162
156,455	Saracen Mineral Holdings Ltd.(b)	81,204
30,149	Sedgman Ltd.	30,983
21,571	Seek Ltd.	149,802
199,708	Senex Energy Ltd.(b)	153,408
16,377	Servcorp Ltd.	53,041
90,368	Service Stream Ltd.	36,116
42,058	Seven Group Holdings Ltd.	301,680
111,610	Sigma Pharmaceuticals Ltd.	78,204
15,184	Silex Systems Ltd.(b)	54,851
48,071	Silver Lake Resources Ltd.(b)	175,150
9,054	Sirtex Medical Ltd.	103,384
36,651	Skilled Group Ltd.	101,202
12,616	Slater & Gordon Ltd.	25,930
25,349	SMS Management & Technology Ltd.	131,042
66,867	Southern Cross Media Group Ltd.	72,188
564,987	SP AusNet	621,677
439,626	Spark Infrastructure Group	771,242
10,795	Specialty Fashion Group Ltd.(b)	6,723
353,356	St Barbara Ltd.(b)	695,092
29,533	Starpharma Holdings Ltd.(b)	49,817
114,859	Straits Resources Ltd.(b)	11,565
137,375	STW Communications Group Ltd.	144,029
31,365	Sundance Energy Australia Ltd.(b)	25,884
322,878	Sundance Resources Ltd.(b)	118,984
27,149	Sunland Group Ltd.(b)	29,169
65,953	Super Retail Group Ltd.	616,850
67,322	Swick Mining Services Ltd.	21,664
167,810	Tabcorp Holdings Ltd.	494,717
31,512	Tanami Gold NL(b)	23,879
105,245	Tap Oil Ltd.(b)	77,021
54,903	Tassal Group Ltd.	82,639
776,888	Tatts Group Ltd.	2,258,067
15,839	Technology One Ltd.	22,936
188,646	Ten Network Holdings Ltd.	54,831
60,363	Texon Petroleum Ltd.(b)	24,124
69,352	TFS Corp. Ltd.(b)	27,717
57,103	Thorn Group Ltd.	117,070
67,860	Tiger Resources Ltd.(b)	21,837
114,980	Toll Holdings Ltd.	529,939
188,636	Toro Energy Ltd.(b)	25,456
16,986	Tox Free Solutions Ltd.	49,900
126,484	TPG Telecom Ltd.	313,801
3,594,604	Transfield Services Ltd.(d)	5,932,921
372,223	Transpacific Industries Group Ltd.(b)	295,587

3

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

AUSTRALIA (continued)
267,850	Treasury Wine Estates Ltd.	$1,373,533
35,940	Troy Resources Ltd.	164,900
3,189	Trust Co. Ltd. (The)	15,228
26,635	UGL Ltd.	295,287
79,768	Unity Mining Ltd.(b)	11,178
144,020	UXC Ltd.	131,561
53,983	VDM Group Ltd.(b)	616
101,055	Venture Minerals Ltd.(b)	28,323
65,384	Village Roadshow Ltd.(d)	253,842
521,584	Virgin Australia Holdings Ltd.(b)	265,302
521,584	Virgin Australia Holdings Ltd. - CVR Shares(b)(c)(d)	2,707
1,251	Warrnambool Cheese & Butter Factory Co. Holding Ltd.	4,857
64,022	Washington H. Soul Pattinson & Co. Ltd.(d)	897,188
31,829	Watpac Ltd.	19,824
51,135	WDS Ltd.	33,972
7,324	Webjet Ltd.	30,411
40,961	Western Areas NL	186,237
5,683	White Energy Co. Ltd.(b)	2,065
51,639	Whitehaven Coal Ltd.	163,493
46,555	WHK Group Ltd.	50,985
984	Wide Bay Australia Ltd.	6,752
12,401	Windimurra Vanadium Ltd.(b)(c)(d)	0
31,994	Wotif.com Holdings Ltd.	154,434
18,593	Yancoal Australia Ltd.(b)	46,321
18,593	Yancoal Australia Ltd.(b)	19,687
5,124	YTC Resources Ltd.(b)	1,303

		100,689,671

AUSTRIA — 0.2%
1,001	Agrana Beteiligungs AG(d)	120,662
6,370	AMS AG	678,860
26,522	Andritz AG	1,597,466
4,521	A-TEC Industries AG(b)(c)(d)	0
3,288	Austria Technologie & Systemtechnik AG	28,852
2,345	BWT AG	48,358
868	CA Immobilien Anlagen AG	10,748
5,957	CAT Oil AG	43,084
255	DO & CO AG	10,484
8,152	EVN AG	115,277
2,705	Flughafen Wien AG	122,572
154,230	IMMOFINANZ AG	595,714
9,812	Intercell AG(b)	24,100
2,036	Kapsch TrafficCom AG	118,673
2,971	Lenzing AG	264,168
2,509	Mayr Melnhof Karton AG	248,162
902	Oberbank AG(d)	55,884
14,426	Oesterreichische Post AG	555,709
6,723	Palfinger AG	135,110
8,187	POLYTEC Holding AG	58,130

Shares		Value

AUSTRIA (continued)
11,926	Raiffeisen Bank International AG	$476,873
6,417	RHI AG	181,318
516	Rosenbauer International AG	27,020
5,208	S IMMO AG	33,252
4,944	Schoeller-Bleckmann Oilfield Equipment AG	477,085
4,742	Semperit AG Holding	199,878
27,419	Strabag SE	688,567
41,501	Telekom Austria AG	261,425
7,694	Uniqa Versicherungen AG(b)(d)	89,124
13,676	Vienna Insurance Group AG Wiener Versicherung Gruppe	587,264
98,464	Voestalpine AG	3,101,248
34,204	Wienerberger AG	245,252
1,597	Wolford AG(d)	51,759
25,987	Zumtobel AG	277,648

		11,529,726

BAHAMAS — 0.0%
183	United International Enterprises	31,161

BELGIUM — 0.2%
1,160	Ablynx NV(b)	7,818
15,584	Ackermans & van Haaren NV	1,267,291
1,631	Aedifica REIT	95,553
92,169	Ageas	2,345,679
94,914	AGFA - Gevaert NV(b)	155,008
22,952	AGFA - Gevaert NV - VVPR Strip(b)	30
7,223	Arseus NV	135,281
192	Atenor Group	8,710
41	Banque Nationale de Belgique	130,676
2,576	Barco NV	176,960
2,364	Cie d’Entreprises CFE	116,313
1,433	Cie Immobiliere de Belgique SA	48,942
407	Cie Maritime Belge SA	7,280
2,192	Cofinimmo REIT	249,282
265	Colruyt SA	12,104
19,625	Deceuninck NV(b)	32,559
12,200	Deceuninck NV- VVPR Strip(b)(d)	16
12,509	Delhaize Group SA	478,216
959	Devgen(b)	19,751
59,424	Dexia SA(b)	13,864
10,786	D’ieteren SA NV	521,531
207	Duvel Moortgat SA	24,952
8,676	Econocom Group	60,275
7,298	Elia System Operator SA NV	298,203
1,538	Euronav NV(b)	8,472
1,006	EVS Broadcast Equipment SA	58,298
4,996	Exmar NV	37,170
1,779	Galapagos NV(b)	36,179
1,080	Intervest Offices & Warehouses REIT	25,827

4

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

BELGIUM (continued)
2,624	Ion Beam Applications(b)	$22,107
90	IRIS	4,899
9,443	KBC Groep NV	221,657
1,505	Kinepolis Group NV	150,164
8	Lotus Bakeries	5,952
1,467	Melexis NV	23,179
1,546	Mobistar SA	40,898
27,345	NV Bekaert SA	746,430
31,589	Nyrstar	183,838
15,645	Nyrstar - VVPR Strip(b)	20
26,826	Option NV(b)	11,127
1,265	RealDolmen NV SA(b)	30,251
5,901	Recticel SA	39,084
136	Retail Estates NV REIT	9,143
921	Roularta Media Group NV	13,931
5,564	Sioen Industries NV	44,641
2,739	Sipef NV	208,570
17,010	Telenet Group Holding NV	779,926
9,692	Tessenderlo Chemie NV	280,766
1,410	Tessenderlo Chemie NV - VVPR Strip(b)	64
3,085	ThromboGenics NV(b)	147,588
20,569	Umicore	1,055,617
1,563	Van de Velde NV	72,121
445	VPK Packaging Group	18,924
3,065	Warehouses De Pauw SCA REIT	167,925
460	Wereldhave Belgium NV REIT	47,042

		10,698,104

BERMUDA — 0.7%
150,000	Alterra Capital Holdings Ltd.	3,664,500
21,552	Archer Ltd.(b)	28,389
200,000	Argo Group International Holdings Ltd.(d)	6,880,000
275,000	Aspen Insurance Holdings Ltd.	8,896,250
221,995	Catlin Group Ltd.	1,688,060
242,500	Endurance Specialty Holdings Ltd.	9,833,375
5,849	Frontline Ltd.	18,466
119,817	Golden Ocean Group Ltd.	90,157
194,377	Hiscox Ltd.	1,506,910
30,201	Northern Offshore Ltd.	54,561
172,500	Wilson Sons Ltd. - BDR(d)	2,395,067

		35,055,735

BRAZIL — 1.0%
19,400	AES Tiete SA	184,730
31,800	AES Tiete SA - Preference Shares	361,205
57,100	All America Latina Logistica SA	259,769
48,070	Alpargatas SA - Preference Shares	364,007
34,537	Amil Participacoes SA	519,488
55,737	Banco ABC Brasil SA - Preference Shares	316,686

Shares		Value

BRAZIL (continued)
25,800	Banco Daycoval SA - Preference Shares	$134,523
109,290	Banco do Estado do Rio Grande do Sul - Class B, Preference Shares	863,644
3,200	Banco Industrial e Comercial SA - Preference Shares	10,493
21,922	Banco Pine SA - Preference Shares	153,267
16,200	Banco Sofisa SA - Preference Shares	28,475
8,200	Bematech SA	19,581
2,229	BHG SA - Brazil Hospitality Group(b)	22,059
108,692	BR Malls Participacoes SA	1,428,855
31,300	Brasil Brokers Participacoes SA	87,841
144,318	Braskem SA - Class A, Preference Shares	953,570
250,000	Brazil Pharma SA	1,520,150
78,570	Brookfield Incorporacoes SA	137,330
23,382	Brookfield Incorporacoes SA - Receipt(b)	41,099
20,000	CCX Carvao da Colombia SA(b)	21,664
5,700	Centrais Eletricas de Santa Catarina SA - Preference Shares	83,435
15,962	CETIP SA - Mercados Organizados	183,900
6,300	Cia de Gas de Sao Paulo - Class A, Preference Shares	165,794
350,800	Cia de Locacao das Americas(d)	1,865,360
32,800	Cia de Saneamento Basico do Estado de Sao Paulo	1,388,515
16,400	Cia de Saneamento de Minas Gerais-COPASA	387,098
5,300	Cia de Saneamento do Parana - Preference Shares	22,963
8,500	Cia de Transmissao de Energia Eletrica Paulista - Preference Shares	136,223
46,400	Cia Energetica de Sao Paulo -Class B, Preference Shares	416,927
5,950	Cia Energetica do Ceara - Class A, Preference Shares	107,367
26,208	Cia Ferro Ligas da Bahia-Ferbasa - Preference Shares	128,650
29,100	Cia Hering	668,524
27,800	Cia Paranaense de Energia - Class B, Preference Shares	410,625
18,300	Cia Providencia Industria e Comercio SA	72,892
13,000	Contax Participacoes SA - Preference Shares	153,423
113,684	Cosan SA Industria e Comercio	2,180,149
11,750	Cremer SA	80,877
9,600	CSU Cardsystem SA	19,994

5

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

BRAZIL (continued)
36,240	Cyrela Brazil Realty SA Empreendimentos e Participacoes	$307,256
400	Cyrela Commercial Properties SA Empreendimentos e Participacoes	5,176
104,500	Diagnosticos da America SA	694,591
4,252	Direcional Engenharia SA	25,457
186,760	Duratex SA	1,299,288
69,600	EDP - Energias do Brasil SA	435,203
21,180	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA - Preference Shares	168,205
390,320	Embraer SA	2,728,906
13,600	Equatorial Energia SA	120,529
3,000	Estacio Participacoes SA	57,163
40,293	Eternit SA	166,643
6,836	Eucatex SA Industria e Comercio - Preference Shares	27,061
69,100	Even Construtora e Incorporadora SA	275,577
30,500	Ez Tec Empreendimentos e Participacoes SA	400,950
2,900	Fertilizantes Heringer SA(b)	15,863
10,123	Fibria Celulose SA(b)	85,926
180,300	Fleury SA	2,120,759
2,185	Forjas Taurus SA	3,432
8,937	Forjas Taurus SA - Preference Shares	14,565
67,000	Gafisa SA(b)	123,045
18,200	General Shopping Brasil SA(b)	95,881
11,500	Gol-Linhas Aereas Inteligentes SA - Preference Shares(b)	57,470
50,800	Grendene SA	383,929
3,200	Guararapes Confeccoes SA	189,065
49,800	Helbor Empreendimentos SA	280,746
33,900	IdeiasNet SA(b)	32,547
38,400	Iguatemi Empresa de Shopping Centers SA	487,787
24,400	Industrias Romi SA(b)	64,152
1,100	Inepar SA Industria e Construcoes(b)	1,040
4,170	Iochpe-Maxion SA	51,123
51,534	JHSF Participacoes SA	223,791
478,200	JSL SA(d)	2,778,248
413,900	Klabin SA - Preference Shares	2,431,170
2,037	Kroton Educacional SA(b)(c)(d)	5,005
357	Kroton Educacional SA - Preference Shares(b)(c)(d)	900
22,456	Kroton Educacional SA - Units(b)	448,888
19,000	Light SA	204,402
31,500	Localiza Rent a Car SA	552,128
36,310	Log-In Logistica Intermodal SA(b)	107,265
38,957	Lojas Americanas SA	295,383

Shares		Value

BRAZIL (continued)
68,654	Lojas Americanas SA - Preference Shares	$574,638
20,000	Lojas Renner SA	740,504
7,900	LPS Brasil Consultoria de Imoveis SA	135,748
8,300	M Dias Branco SA	278,703
15,048	Magnesita Refratarios SA	56,160
206,700	Mahle-Metal Leve SA Industria e Comercio	2,604,295
113,290	Marcopolo SA - Preference Shares	664,328
13,800	Marisa Lojas SA	202,544
800	Metalfrio Solutions SA(b)	1,753
5,300	Mills Estruturas e Servicos de Engenharia SA	81,259
60,000	MPX Energia SA(b)	316,979
10,120	MRV Engenharia e Participacoes SA	51,321
30,150	Multiplan Empreendimentos Imobiliarios SA	883,250
3,300	Multiplus SA	76,673
60,500	Obrascon Huarte Lain Brasil SA	568,942
80,100	Odontoprev SA	414,096
15,000	OSX Brasil SA(b)	84,562
16,300	Parana Banco SA - Preference Shares	108,664
55,429	Paranapanema SA(b)	93,062
78,052	PDG Realty SA Empreendimentos e Participacoes	131,428
17,500	Plascar Participacoes Industriais SA	6,893
42,500	Porto Seguro SA	451,983
19,150	Positivo Informatica SA(b)	49,595
4,600	Profarma Distribuidora de Produtos Farmaceuticos SA	32,976
38,309	Raia Drogasil SA	421,558
57,450	Randon Participacoes SA - Preference Shares	303,790
20,100	Restoque Comercio e Confeccoes de Roupas SA	85,702
14,700	Rodobens Negocios Imobiliarios SA	92,642
60,200	Rossi Residencial SA	126,562
22,050	Santos Brasil Participacoes SA - Units	317,008
34,100	Sao Martinho SA	426,114
13,175	Saraiva SA Livreiros Editores - Preference Shares	163,662
16,900	SLC Agricola SA	161,424
169,500	Sonae Sierra Brasil SA(d)	2,837,449
17,700	Springs Global Participacoes SA(b)	23,530
96,313	Sul America SA - Units	758,725
64,553	Suzano Papel e Celulose SA - Preference Shares	167,815
63,300	Tecnisa SA	261,796
2,800	Tempo Participacoes SA	5,101

6

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

BRAZIL (continued)
8,800	Tereos Internacional SA	$11,872
31,000	Totvs SA	630,364
5,500	TPI - Triunfo Participacoes e Investimentos SA	30,194
2,400	Transmissora Alianca de Energia Eletrica SA - Units	79,171
72	Unipar Participacoes SA - Class B, Preference Shares	15
18,303	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	344,513
24,860	Viver Incorporadora e Construtora SA(b)	15,055
81,000	WEG SA	930,420

		50,472,505

CANADA — 2.4%
19,558	5N Plus, Inc.(b)	43,081
3,613	Aastra Technologies Ltd.	59,327
15,424	Aberdeen International, Inc.	5,405
6,775	Absolute Software Corp.(b)	27,134
69,470	Advantage Oil & Gas Ltd.(b)	250,405
21,938	Aecon Group, Inc.	252,822
2,700	AG Growth International, Inc.	86,535
48,633	AGF Management Ltd. - Class B	485,478
91,000	Aimia, Inc.	1,363,064
14,401	Ainsworth Lumber Co. Ltd.(b)	38,931
19,104	Air Canada - Class A(b)	33,856
1,100	Akita Drilling Ltd. - Class A	12,170
22,400	Alamos Gold, Inc.	438,468
10,895	Alexco Resource Corp.(b)	41,998
588	Algoma Central Corp.	69,471
108,142	Algonquin Power & Utilities Corp.	748,196
6,088	Alliance Grain Traders, Inc.	84,120
43,254	AltaGas Ltd.	1,457,319
10,000	Alterra Power Corp.(b)	4,355
7,748	Altius Minerals Corp.(b)	80,370
11,700	Altus Group Ltd.	95,826
80,500	Amerigo Resources Ltd.	46,748
39,396	Anderson Energy Ltd.(b)	12,820
27,297	Angle Energy, Inc.(b)	102,492
48,625	Antrim Energy, Inc.(b)	40,409
31,600	Arsenal Energy, Inc.(b)	19,300
11,000	Astral Media, Inc. - Class A	450,243
13,400	Atco Ltd. - Class I	990,024
15,436	Atrium Innovations, Inc.(b)	159,035
22,663	ATS Automation Tooling Systems, Inc.(b)	211,030
12,274	Aura Minerals, Inc.(b)	3,687
70,149	AuRico Gold, Inc.(b)	585,775
29,800	Aurizon Mines Ltd.(b)	136,356
1,900	AutoCanada, Inc.	26,443
31,292	Avalon Rare Metals, Inc.(b)	50,130
24,891	AvenEx Energy Corp.	85,981
113,200	B2Gold Corp.(b)	468,101

Shares		Value

CANADA (continued)
800	Badger Daylighting Ltd.	$23,333
46,861	Ballard Power Systems, Inc.(b)	33,782
61,339	Bankers Petroleum Ltd.(b)	174,421
39,700	Bellatrix Exploration Ltd.(b)	165,359
800	Bengal Energy Ltd.(b)	625
39,800	Birchcliff Energy Ltd.(b)	326,370
300	Bird Construction, Inc.	4,379
15,938	Black Diamond Group Ltd.	344,373
117,200	BlackPearl Resources, Inc.(b)	400,152
3,240	BMTC Group, Inc. - Class A	46,033
10,100	Boardwalk Real Estate Investment Trust	649,939
32,043	Bonavista Energy Corp.	574,608
1,300	Bonterra Energy Corp.	58,313
11,570	Boralex, Inc. - Class A(b)	111,790
9,700	Brick Ltd. (The)	32,050
72,611	Brigus Gold Corp.(b)	70,521
100	Brookfield Real Estate Services, Inc.	1,214
200	Brookfield Residential Properties, Inc.(b)	3,458
4,500	Burcon NutraScience Corp.(b)	19,149
5,000	C&C Energia Ltd.(b)	29,136
47,567	CAE, Inc.	523,416
8,196	Calfrac Well Services Ltd.	188,005
500	Calian Technologies Ltd.	10,288
17,900	Calloway Real Estate Investment Trust	518,854
24,934	Calvalley Petroleum, Inc. - Class A(b)	54,923
37,621	Canaccord Financial, Inc.	187,964
3,638	Canaccord Financial, Inc. - CDI	18,639
60,307	Canacol Energy Ltd.(b)	21,436
4,100	Canada Bread Co. Ltd.(d)	205,954
2,000	Canada Lithium Corp.(b)	1,282
18,068	Canadian Apartment Properties REIT	442,858
15,185	Canadian Energy Services & Technology Corp.	155,689
14,224	Canadian Real Estate Investment Trust	593,029
84,813	Canadian Western Bank	2,510,210
25,328	Canadian Zinc Corp.(b)	11,412
20,232	Canam Group, Inc. - Class A(b)	113,441
22,100	Canexus Corp.	189,855
44,643	Canfor Corp.(b)	636,512
1,555	Canfor Pulp Products, Inc.	14,090
5,200	Cangene Corp.(b)	8,591
16,000	CanWel Building Materials Group Ltd.	42,453
6,088	Canyon Services Group, Inc.	65,101
7,707	Capital Power Corp.	165,213
32,507	Capstone Infrastructure Corp.	134,096
134,662	Capstone Mining Corp.(b)	333,031
26,442	Cardero Resource Corp.(b)	14,561
53,503	Carpathian Gold, Inc.(b)	16,339
28,700	Cascades, Inc.	140,231

7

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

CANADA (continued)
9,900	Cash Store Financial Services, Inc. (The)	$47,778
9,078	Cathedral Energy Services Ltd.	54,536
16,407	CCL Industries, Inc. - Class B	607,490
87,500	Celestica, Inc.(b)	635,169
33,100	Celtic Exploration Ltd.(b)	864,328
32,209	Centerra Gold, Inc.	365,385
31,278	Cequence Energy Ltd.(b)	57,937
8,900	Chartwell Seniors Housing Real Estate Investment Trust	91,517
59,705	China Gold International Resources Corp. Ltd.(b)	254,064
6,908	Chinook Energy, Inc.(b)	12,796
2,561	Chorus Aviation, Inc.	7,846
6,461	Churchill Corp. (The) - Class A	54,340
28,912	Cineplex, Inc.	897,394
141,325	Claude Resources, Inc.(b)	101,881
7,453	CML HealthCare, Inc.	63,206
3,400	Coastal Contacts, Inc.(b)	23,830
9,100	Cogeco Cable, Inc.	347,691
4,665	Cogeco, Inc.	156,426
7,951	Colabor Group, Inc.	66,633
28,143	COM DEV International Ltd.(b)	85,944
12,775	Cominar Real Estate Investment Trust	305,065
10,200	Computer Modelling Group Ltd.	201,702
213,762	Connacher Oil and Gas Ltd.(b)	96,313
1,907	Constellation Software, Inc.	218,739
5,700	Contrans Group, Inc. - Class A	53,533
13,103	Copper Mountain Mining Corp.(b)	53,002
4,700	Corby Distilleries Ltd. - Class A	82,165
24,530	Corridor Resources, Inc.(b)	18,175
61,448	Corus Entertainment, Inc. - Class B	1,391,078
36,243	Cott Corp.(b)	276,880
39,845	Crew Energy, Inc.(b)	306,792
14,236	Crocotta Energy, Inc.(b)	45,897
2,934	Crown Point Energy, Inc.(b)	1,072
18,511	Davis & Henderson Corp.	388,476
19,795	DeeThree Exploration Ltd.(b)	137,153
82,138	Delphi Energy Corp.(b)	111,025
123,700	Denison Mines Corp.(b)	159,773
17,700	Descartes Systems Group, Inc. (The)(b)	154,183
7,343	DHX Media Ltd.(b)	12,866
1,159	DirectCash Payments, Inc.	28,199
30,931	Dollarama, Inc.	1,953,879
12,100	Dorel Industries, Inc. - Class B	432,632
16,835	DragonWave, Inc.(b)	41,634
44,400	Duluth Metals Ltd.(b)	100,025
35,286	Dundee Precious Metals, Inc.(b)	324,684
8,500	Dundee Real Estate Investment Trust	311,915

Shares		Value

CANADA (continued)
11,964	Dynasty Metals & Mining, Inc.(b)	$23,599
276,953	Eastern Platinum Ltd.(b)	45,754
9,705	Eastmain Resources, Inc.(b)	8,260
141	E-L Financial Corp. Ltd.	56,410
10,019	Emera, Inc.	350,101
16,750	Empire Co. Ltd. - Class A	975,902
8,287	Enbridge Income Fund Holdings, Inc.	192,914
9,981	Endeavour Silver Corp.(b)	90,641
8,281	Enerflex Ltd.	95,599
136,814	Energy Fuels, Inc.(b)	23,287
61,866	Enerplus Corp.	994,192
600	Enghouse Systems Ltd.	8,561
52,616	Ensign Energy Services, Inc.	786,540
29,186	Epsilon Energy Ltd.(b)	83,869
9,245	Equal Energy Ltd.(b)	28,603
5,842	Equitable Group, Inc.	173,140
51,813	Essential Energy Services Trust(b)	109,981
1,100	Evertz Technologies Ltd.	15,959
49,500	Excellon Resources, Inc.(b)	21,312
2,974	Exchange Income Corp.	78,314
2,600	Exco Technologies Ltd.	12,652
18,409	EXFO, Inc.(b)	82,944
10,300	Extendicare, Inc.	84,256
29,941	Fairborne Energy Ltd.(b)	47,666
64,225	Finning International, Inc.	1,507,961
553	Firm Capital Mortgage Investment Corp.	7,575
9,691	First Capital Realty, Inc.	179,508
30,350	First Majestic Silver Corp.(b)	701,659
2,412	First National Financial Corp.	40,935
9,700	FirstService Corp.(b)	278,836
14,204	Formation Metals, Inc.(b)	3,698
6,417	Fortress Paper Ltd. - Class A(b)	83,718
57,167	Fortuna Silver Mines, Inc.(b)	317,102
17,852	Fortune Minerals Ltd.(b)	8,580
200	Gamehost, Inc.	2,533
15,500	Garda World Security Corp. - Class A(b)	185,767
18,685	Genworth MI Canada, Inc.	382,774
9,094	Gibson Energy, Inc.	209,060
57,000	Gildan Activewear, Inc.	1,940,996
2,500	Glentel, Inc.	41,277
2,859	GLG Life Tech Corp.(b)(c)(d)	1,889
4,565	Gluskin Sheff & Associates, Inc.	65,590
10,721	GLV, Inc. - Class A(b)	24,045
18,000	GMP Capital, Inc.	94,798
4,500	Goldgroup Mining, Inc.(b)	1,712
95,570	Gran Tierra Energy, Inc.(b)	481,319
6,236	Granite Real Estate, Inc.	228,648
53,752	Great Canadian Gaming Corp.(b)	516,665
61,578	Great Panther Silver Ltd.(b)	122,694

8

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

CANADA (continued)
6,784	Guardian Capital Group Ltd. - Class A	$68,332
16,800	Guyana Goldfields, Inc.(b)	49,958
2,034	Hanfeng Evergreen, Inc.(b)	3,320
20,285	Harry Winston Diamond Corp.(b)	291,048
22,860	Hemisphere GPS, Inc.(b)	15,793
3,500	Heroux-Devtek, Inc.(b)	46,538
670	High Liner Foods, Inc.	16,368
245,570	High River Gold Mines Ltd.(b)	341,770
3,627	HNZ Group, Inc.	89,844
13,900	Home Capital Group, Inc.	707,700
27,827	Horizon North Logistics, Inc.	212,864
74,700	HudBay Minerals, Inc.	693,336
4,936	IBI Group, Inc.	45,962
7,800	Imax Corp.(b)	175,876
38,486	Imperial Metals Corp.(b)	492,081
3,907	Imris, Inc.(b)	15,726
3,161	Indigo Books & Music, Inc.	31,618
39,500	Industrial Alliance Insurance and Financial Services, Inc.	1,081,677
22,600	Inmet Mining Corp.	1,165,357
17,479	Innergex Renewable Energy, Inc.	190,060
7,700	InnVest Real Estate Investment Trust	37,469
7,700	Inter-Citic Minerals, Inc.(b)	15,419
23,670	International Forest Products Ltd. - Class A(b)	151,678
7,748	International Tower Hill Mines Ltd.(b)	18,774
25,626	Intertape Polymer Group, Inc.	178,067
21,336	Ithaca Energy, Inc.(b)	41,230
57,067	Ivanhoe Energy, Inc.(b)	35,426
18,561	Ivernia, Inc.(b)	2,044
22,616	Jean Coutu Group PJC, Inc. (The) Class A	339,891
16,185	Just Energy Group, Inc.	165,618
318,486	Katanga Mining Ltd.(b)	153,065
1,300	K-Bro Linen, Inc.	38,138
7,319	Keegan Resources, Inc.(b)	28,873
25,539	Keyera Corp.	1,239,680
13,811	Killam Properties, Inc.	178,247
4,436	Kingsway Financial Services, Inc.(b)	14,746
11,000	Kirkland Lake Gold, Inc.(b)	108,596
99,844	Lake Shore Gold Corp.(b)	79,975
13,254	Laramide Resources Ltd.(b)	12,076
15,057	Laurentian Bank of Canada	670,121
1,200	Le Chateau, Inc. - Class A	4,686
59,448	Legacy Oil & Gas, Inc.(b)	424,990
8,682	Leisureworld Senior Care Corp.	109,009
13,400	Leon’s Furniture Ltd.(d)	155,366
22,560	Linamar Corp.	496,941
7,520	Liquor Stores N.A. Ltd.	138,089
27,294	Long Run Exploration Ltd.(b)	112,046
226,995	Lundin Mining Corp.(b)	1,181,851

Shares		Value

CANADA (continued)
17,647	MacDonald Dettwiler & Associates Ltd.	$989,469
8,630	MAG Silver Corp.(b)	109,911
500	Mainstreet Equity Corp.(b)	15,865
34,300	Major Drilling Group International	354,762
11,156	Manitoba Telecom Services, Inc.	374,529
22,964	Maple Leaf Foods, Inc.	255,219
27,098	Martinrea International, Inc.(b)	194,807
3,900	MBAC Fertilizer Corp.(b)	12,496
500	Medical Facilities Corp.	7,109
2,050	MEGA Brands, Inc.(b)	19,971
22,931	Mega Uranium Ltd.(b)	3,444
1,400	Melcor Developments Ltd.	21,587
38,791	Mercator Minerals Ltd.(b)	19,226
29,200	Methanex Corp.	875,342
13,800	Migao Corp.	31,780
70,069	Minera Andes Acquisition Corp.(b)	338,857
5,131	Mood Media Corp.(b)	12,022
226,002	Morguard Real Estate Investment Trust	4,073,127
14,987	Morneau Shepell, Inc.	192,824
44,077	Mullen Group Ltd.	913,977
43,488	Newalta Corp.	611,771
22,900	NGEx Resources, Inc.(b)	71,996
4,978	Niko Resources Ltd.	63,399
7,923	Norbord, Inc.(b)	164,687
40,761	Nordion, Inc.	265,278
3,099	North American Energy Partners, Inc.(b)	9,216
37,821	North American Palladium Ltd.(b)	57,939
15,831	North West Co. Inc., (The)	370,909
10,624	Northern Dynasty Minerals Ltd.(b)	37,762
198,100	Northern Property Real Estate Investment Trust - Units	6,216,224
11,568	Northland Power, Inc.	224,237
9,813	NorthWest Healthcare Properties Real Estate Investment Trust	129,202
3,650	NovaCopper, Inc.(b)	8,077
38,901	NuVista Energy Ltd.(b)	203,317
8,300	Oncolytics Biotech, Inc.(b)	17,203
25,600	Onex Corp.	1,030,408
12,600	Open Text Corp.(b)(e)	677,215
1,052	Open Text Corp.(b)(e)	56,692
35,400	Oromin Explorations Ltd.(b)	28,001
57,165	Orvana Minerals Corp.(b)	49,796
28,400	Osisko Mining Corp.(b)	278,953
6,600	Pace Oil and Gas Ltd.(b)	18,569
6,230	Paladin Labs, Inc.(b)	265,855
59,468	Pan American Silver Corp.	1,304,575
18,300	Paramount Resources Ltd. - Class A(b)	619,314

9

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

CANADA (continued)
25,499	Parex Resources, Inc.(b)	$114,634
3,788	Parkland Fuel Corp.	64,628
679,014	Pason Systems, Inc.	11,061,385
9,775	Patheon, Inc.(b)	36,311
69,898	Pengrowth Energy Corp.	419,213
780	Perpetual Energy, Inc.	1,140
9,000	Petaquilla Minerals Ltd.(b)	5,767
36,801	PetroBakken Energy Ltd. - Class A	464,641
46,632	Petrobank Energy & Resources Ltd.(b)	640,592
16,667	Petrominerales Ltd.	133,670
29,553	Peyto Exploration & Development Corp.	721,996
113,000	Phoscan Chemical Corp.(b)	32,811
2,107	PHX Energy Services Corp.	17,932
2,100	Points International Ltd.(b)	19,554
84,253	Precision Drilling Corp.(b)(e)	603,163
489	Precision Drilling Corp.(b)(e)	3,521
13,536	Premium Brands Holdings Corp.	246,392
20,230	Primero Mining Corp.(b)	150,092
92,400	Progress Energy Resources Corp.	1,861,415
816	Progressive Waste Solutions Ltd.	15,781
29,060	Progressive Waste Solutions Ltd. - Placement Shares	562,433
20,867	Pulse Seismic, Inc.	54,322
9,975	QLT, Inc.(b)	75,006
13,700	Quebecor, Inc. - Class B	477,905
9,000	Queenston Mining, Inc.(b)	36,766
52,100	Questerre Energy Corp. - Class A(b)	38,602
2,000	Reitmans (Canada) Ltd.	24,390
16,700	Reitmans (Canada) Ltd. - Class A	207,674
72,307	Research In Motion Ltd.(b)	570,492
241	Resolute Forest Products(b)	2,939
4,400	Richelieu Hardware Ltd.	153,003
12,800	Richmont Mines, Inc.(b)	51,008
4,375	Ritchie Bros. Auctioneers, Inc.	97,028
42,232	RMP Energy, Inc.(b)	98,101
3,231	Rock Energy, Inc.(b)	3,720
4,730	Rocky Mountain Dealerships, Inc.	52,048
20,712	Rogers Sugar, Inc.	130,027
58,461	RONA, Inc.	600,561
60,389	Russel Metals, Inc.	1,686,962
14,890	Sabina Gold & Silver Corp.(b)	43,235
19,384	San Gold Corp.(b)	19,020
188,000	Sandvine Corp.(b)	224,000
39,981	Savanna Energy Services Corp.	278,216
75,011	Scorpio Mining Corp.(b)	78,860
9,506	Secure Energy Services, Inc.(b)	90,896
44,500	SEMAFO, Inc.	178,223
26,812	ShawCor Ltd. - Class A	1,194,627

Shares		Value

CANADA (continued)
149,700	Sherritt International Corp.	$647,513
12,385	Sierra Wireless, Inc.(b)	99,204
29,300	Silver Standard Resources, Inc.(b)	445,037
2,037	Softchoice Corp.	25,229
10,293	Sonde Resources Corp.(b)	9,688
120,726	Southern Pacific Resource Corp.(b)	163,184
11,543	SouthGobi Resources Ltd.(b)	23,462
56,399	Sprott Resource Corp.(b)	219,667
55,970	Sprott Resource Lending Corp.	79,577
9,346	Sprott, Inc.	41,361
29,600	St. Andrew Goldfields Ltd.(b)	13,485
10,542	Stantec, Inc.	363,099
1,490	Stella-Jones, Inc.	90,884
16,685	Stornoway Diamond Corp.(b)	10,191
2,400	Strad Energy Services Ltd.	10,165
26,948	Student Transportation, Inc.	173,223
19,100	Sulliden Gold Corp. Ltd.(b)	17,594
19,146	SunOpta, Inc.(b)	114,828
13,000	Superior Plus Corp.	127,039
21,573	Surge Energy, Inc.(b)	145,800
1,700	TAG Oil Ltd.(b)	11,915
1,100	Tanzanian Royalty Exploration Corp.(b)	5,562
83,489	Taseko Mines Ltd.(b)	228,210
17,938	Tembec, Inc.(b)	40,591
13,676	Teranga Gold Corp.(b)	29,303
45,730	Teranga Gold Corp. - CDI(b)	96,365
16,500	Timmins Gold Corp.(b)	50,884
933	TMX Group Ltd.(b)	47,717
13,691	Torex Gold Resources, Inc.(b)	28,513
24,278	Toromont Industries Ltd.	476,444
27,765	Torstar Corp. - Class B	223,788
22,950	Total Energy Services, Inc.	348,128
9,400	Tourmaline Oil Corp.(b)	310,588
104,000	TransAlta Corp.	1,657,752
27,284	Transcontinental, Inc. - Class A	281,377
69,874	TransForce, Inc.	1,275,397
33,900	TransGlobe Energy Corp.(b)	365,221
37,200	Trican Well Service Ltd.	443,979
20,400	Trilogy Energy Corp.	558,434
55,100	Trinidad Drilling Ltd.	365,219
38,000	Tuscany International Drilling, Inc.(b)	11,795
66,765	Twin Butte Energy Ltd.	198,540
24,940	Uex Corp.(b)	13,734
8,241	Uni-Select, Inc.	189,203
198,200	Uranium One, Inc.(b)	430,632
4,141	Valener, Inc.	66,007
91,129	Veresen, Inc.	1,176,123
18,999	Veris Gold Corp.(b)	57,449
7,533	Vermilion Energy, Inc.	360,151
25,860	Vero Energy, Inc.	69,392
7,539	Virginia Mines, Inc.(b)	80,995
171,501	Viterra, Inc.	2,702,804

10

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

CANADA (continued)
1,300	Wajax Corp.	$58,183
32,261	Wesdome Gold Mines Ltd.(b)	30,363
11,176	West Fraser Timber Co. Ltd.	676,882
500	Western Energy Services Corp.	3,579
31,338	Western Forest Products, Inc.(b)	41,104
6,300	Westjet Airlines Ltd.	113,542
28,791	Whitecap Resources, Inc.(b)	229,175
48,887	Wi-Lan, Inc.	260,404
11,548	Winpak Ltd.	180,952
12,846	Winstar Resources Ltd.(b)	42,188
1,816	Xtreme Drilling and Coil Services Corp.(b)	2,546
9,672	YM Biosciences, Inc.(b)	15,591
10,676	Zargon Oil & Gas Ltd.	91,608

		117,153,745

CAYMAN ISLANDS — 0.0%
59,150	Endeavour Mining Corp.(b)	136,215

CHILE — 0.2%
424,224	AES Gener SA	252,859
487,853	Aguas Andinas SA - Class A	328,402
164,971	Banmedica SA	360,012
114,351	Besalco SA	208,161
17,632	Cementos BIO BIO SA(b)	24,186
35,269	Cia Cervecerias Unidas SA	512,773
43,481	Cia General de Electricidad SA	224,115
18,733	Cia Sud Americana de Vapores SA(b)	1,791
924,504	Colbun SA(b)	258,069
50,487,302	CorpBanca SA	660,852
17,867	Cristalerias de Chile SA	141,852
114,370	E.CL SA	279,561
18,878	Embotelladora Andina SA - Class A, Preference Shares	94,949
31,462	Embotelladora Andina SA - Class B, Preference Shares	198,881
32,067	Empresa Nacional de Telecom Chile SA	656,102
21,705	Empresas Hites SA	16,939
1,299,287	Empresas Iansa SA	101,264
79,638	Empresas La Polar SA(b)	38,085
20,702	Forus SA	112,728
12,790	Gasco SA	95,696
448,016	Inversiones Aguas Metropolitanas SA	833,367
7,600	Latam Airlines Group SA - BDR(b)	185,224
535,964	Madeco SA	19,315
880,181	Masisa SA	95,125
952	Molibdenos y Metales SA	16,422
134,264	Multiexport Foods SA	31,811
97,068	Parque Arauco SA	221,512
86,572	PAZ Corp. SA	54,635
163,857	Ripley Corp. SA	154,611
58,002	Salfacorp SA	136,943

Shares		Value

CHILE (continued)
152,959	Sigdo Koppers SA	$367,178
20,922	Sociedad Matriz SAAM SA(b)	2,446
353,128	Socovesa SA	185,683
134,117	Sonda SA	410,337
235,571	Vina Concha y Toro SA	476,249
853,398	Vina San Pedro Tarapaca SA	5,197

		7,763,332

CHINA — 1.0%
1,712,500	AAC Technologies Holdings, Inc.	6,120,767
198,000	Agile Property Holdings Ltd.	225,080
455,000	Airtac International Group	2,133,847
362,000	Angang Steel Co. Ltd. - H Shares(b)	217,199
2,236,000	Anhui Expressway Co. Ltd. - H Shares(d)	1,073,273
32,000	Anhui Tianda Oil Pipe Co. Ltd. - H Shares	5,739
41,000	Anta Sports Products Ltd.	34,916
564,000	Anton Oilfield Services Group	170,291
639,000	Asia Cement China Holdings Corp.	271,264
96,000	Aupu Group Holding Co. Ltd.	8,175
196,000	AviChina Industry & Technology Co. - H Shares	80,423
116,000	Baoye Group Co. Ltd. - H Shares	59,272
308,000	Beijing Capital International Airport Co. Ltd. - H Shares	198,311
374,000	Beijing Capital Land Ltd. - H Shares	111,958
33,000	Beijing Jingkelong Co. Ltd. - H Shares	19,204
274,000	Beijing North Star Co. Ltd. - H Shares	56,921
311,000	Besunyen Holdings Co. Ltd.(b)	24,077
34,500	Byd Co. Ltd. - H Shares(b)	68,109
247,500	BYD Electronic International Co. Ltd.	52,693
98,000	Catic Shenzhen Holdings Ltd. - H Shares	35,912
19,000	Changshouhua Food Co. Ltd.	9,806
321,000	China Aoyuan Property Group Ltd.	44,318
143,000	China Automation Group Ltd.	33,951
410,857	China BlueChemical Ltd. - H Shares	260,296
390,000	China Communications Services Corp. Ltd. - H Shares	219,908
356,000	China COSCO Holdings Co. Ltd. - H Shares(b)	176,850
121,000	China Datang Corp. Renewable Power Co. Ltd. - H Shares	13,271
954,000	China Dongxiang Group Co.	119,403
22,000	China Eastern Airlines Corp. Ltd. - H Shares(b)	7,693

11

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

CHINA (continued)
181,500	China Huiyuan Juice Group Ltd.(b)	$56,909
251,000	China ITS Holdings Co. Ltd.(b)	39,512
111,000	China Longyuan Power Group Corp. - H Shares	72,329
135,000	China Medical System Holdings Ltd.	77,864
222	China Mobile Games & Entertainment Group Ltd. - ADR(b)	1,331
80,000	China Modern Dairy Holdings Ltd.(b)	20,748
272,678	China Molybdenum Co. Ltd. - H Shares(b)	116,811
1,200,084	China National Building Material Co. Ltd. - H Shares	1,529,904
286,000	China National Materials Co. Ltd. - H Shares	89,674
152,000	China Nickel Resources Holding Co. Ltd.	12,160
176,000	China Qinfa Group Ltd.	26,570
430,000	China Rare Earth Holdings Ltd.	98,206
897,500	China Rongsheng Heavy Industries Group Holdings Ltd.	193,396
260,000	China SCE Property Holdings Ltd.	59,716
491,488	China Shanshui Cement Group Ltd.	365,918
246,000	China Shineway Pharmaceutical Group Ltd.	393,597
664,093	China Shipping Container Lines Co. Ltd. - H Shares(b)	177,376
206,000	China Shipping Development Co. Ltd., H Shares	108,183
324,000	China Southern Airlines Co. Ltd. - H Shares	153,429
90,000	China Sunshine Paper Holdings Co. Ltd.	10,219
153,000	China Suntien Green Energy Corp. Ltd. - H Shares	31,192
126,000	China Tontine Wines Group Ltd.	13,006
292,000	China Wireless Technologies Ltd.	85,150
388,000	China Yurun Food Group Ltd.(b)	284,365
138,000	China Zhengtong Auto Services Holdings Ltd.(b)	93,483
286,000	China Zhongwang Holdings Ltd.(b)	114,399
350,000	Chinasoft International Ltd.(b)	85,806
74,000	Chongqing Iron & Steel Co. Ltd. - H Shares(b)	11,553
340,000	Chongqing Machinery & Electric Co. Ltd. - H Shares	51,767
44,000	Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.	17,884

Shares		Value

CHINA (continued)
158,000	Comtec Solar Systems Group Ltd.(b)	$18,552
3,377,291	Country Garden Holdings Co. Ltd.(b)	1,355,265
4,313,000	CPMC Holdings Ltd.(d)	3,049,689
10,620,000	Dalian Port PDA Co. Ltd. - H Shares(d)	2,343,236
264,000	Daphne International Holdings Ltd.	318,501
63,000	Daqing Dairy Holdings Ltd.(b)(c)(d)	0
101,000	Delong Holdings Ltd.(b)(d)	22,356
33,600	Dongfang Electric Corp. Ltd. - H Shares	56,274
398,000	Dongyue Group	227,500
232,000	ENN Energy Holdings Ltd.	965,413
742,000	Evergrande Real Estate Group Ltd.	324,563
466,500	Fantasia Holdings Group Co. Ltd.	46,951
416,000	First Tractor Co. Ltd. - H shares(b)	347,291
468,500	Fosun International Ltd.	230,319
799,000	Foxconn International Holdings Ltd.(b)	278,359
204,000	Golden Eagle Retail Group Ltd.	447,481
381,500	Great Wall Motor Co. Ltd. - H Shares	1,048,503
112,000	Great Wall Technology Co. Ltd. - H Shares	20,088
225,500	Greentown China Holdings Ltd.	277,872
388,000	Guangshen Railway Co. Ltd. - H Shares	133,671
379,753	Guangzhou Automobile Group Co. Ltd. - H Shares	260,190
94,000	Guangzhou Pharmaceutical Co. Ltd. - H Shares	182,662
148,800	Guangzhou R&F Properties Co. Ltd. - H Shares	182,975
18,400	Guangzhou Shipyard International Co. Ltd. - H Shares(b)	13,841
14,000	Hainan Meilan International Airport Co. Ltd. - H Shares	8,743
239,000	Haitian International Holdings Ltd.	295,125
242,000	Harbin Electric Co. Ltd. - H Shares	200,156
439,000	Hidili Industry International Development Ltd.	111,590
8,661,000	Hilong Holding Ltd.(d)	2,369,187
473,000	Honghua Group Ltd.	110,468
138,000	Huadian Power International Co. - H Shares(b)	35,078
192,000	Hunan Non-Ferrous Metal Corp. Ltd. - H Shares(b)	56,980
44,000	International Taifeng Holdings Ltd.	13,399

12

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

CHINA (continued)
285,000	Intime Department Store Group Co. Ltd.	$337,585
80,000	JES International Holdings Ltd.(b)	9,575
122,000	Jiangsu Expressway Co. Ltd. - H Shares	105,155
92,000	Jingwei Textile Machinery - H Shares	49,264
674,000	Kaisa Group Holdings Ltd.(b)	126,102
163,000	Kasen International Holdings Ltd.	31,548
458,000	Kingdee International Software Group Co. Ltd.(b)	95,145
43,000	Kingsoft Corp. Ltd.	24,968
64,000	Leoch International Technology Ltd.	10,075
76,000	Li Heng Chemical Fibre Technologies Ltd.(b)	8,847
149,000	Li Ning Co. Ltd.(b)	79,018
103,200	Lianhua Supermarket Holdings Co. Ltd. - H Shares	83,358
190,000	Lingbao Gold Co. Ltd. - H Shares	83,599
29,947	Longfor Properties Co. Ltd.	52,861
410,000	Lonking Holdings Ltd.	96,283
462,000	Maanshan Iron & Steel - H Shares(b)	119,225
323,000	Maoye International Holdings Ltd.	65,016
387,000	Metallurgical Corp. of China Ltd. - H Shares(b)	71,907
3,102,000	Microport Scientific Corp.(d)	1,593,017
136,000	MIE Holdings Corp.	37,378
116,000	Minth Group Ltd.	117,197
34,000	Nanjing Panda Electronics Co. Ltd. - H Shares	7,897
348,000	NVC Lighting Holdings Ltd.	92,051
96,800	Pacific Online Ltd.	30,476
138,000	Pan Asia Environmental Protection Group Ltd.(b)	10,506
34,500	Parkson Retail Group Ltd.	29,202
556,000	PCD Stores Group Ltd.	52,371
131,000	Peak Sport Products Co. Ltd.	24,848
430,000	Powerlong Real Estate Holdings Ltd.	72,683
402,000	Qingling Motors Co. Ltd. - H Shares	97,517
261,000	Qunxing Paper Holdings Co. Ltd.(c)(d)	68,024
67,000	Real Gold Mining Ltd.(c)(d)	76,163
3,193,430	Renhe Commercial Holdings Co. Ltd.(b)	135,977
46,500	Sany Heavy Equipment International Holdings Co. Ltd.	24,420
6,325,806	Semiconductor Manufacturing International Corp.(b)	248,949

Shares		Value

CHINA (continued)
79,500	Shandong Chenming Paper Holdings Ltd. - H Shares	$29,440
49,600	Shandong Molong Petroleum Machinery Co. Ltd. - H Shares	17,280
484,000	Shandong Weigao Group Medical Polymer Co. Ltd. - H Shares	654,489
396,000	Shanghai Jin Jiang International Hotels Group Co. Ltd. - H Shares	61,316
222,000	Shanghai Prime Machinery Co. Ltd. - H Shares	31,796
310,500	Shengli Oil & Gas Pipe Holdings Ltd.	28,446
20,000	Shenguan Holdings Group Ltd.	11,019
78,000	Shenzhen Expressway Co. Ltd. - H Shares	29,589
162,000	Shenzhou International Group Holdings Ltd.	315,637
930,286	Shui On Land Ltd.	393,719
116,000	Sichuan Expressway Co. Ltd. - H Shares	37,718
174,000	Sihuan Pharmaceutical Holdings Group Ltd.	68,252
784,000	Sino Dragon New Energy Holdings Ltd.(b)	18,512
73,000	SinoMedia Holding Ltd.	35,699
854,986	Sino-Ocean Land Holdings Ltd.	536,156
252,000	Sinopec Shanghai Petrochemical Co. Ltd. - H Shares	72,185
234,000	Sinopec Yizheng Chemical Fibre Co. Ltd. - H Shares	49,215
40,800	Sinopharm Group Co. Ltd. - H Shares	137,140
93,000	Sinostar PEC Holdings Ltd.(b)	9,530
571,000	Sinotrans Ltd. - H Shares	88,412
214,000	Sinotruk Hong Kong Ltd.	122,877
1,600,500	Soho China Ltd.	1,088,333
111,000	SPG Land Holdings Ltd.(b)	27,356
8,000	Springland International Holdings Ltd.	3,933
174,000	Sunac China Holdings Ltd.	92,051
182,000	Sunny Optical Technology Group Co. Ltd.	107,086
184,000	SunVic Chemical Holdings Ltd.(b)	54,304
554,000	Tiangong International Co. Ltd.	133,674
1,376,000	Tong Ren Tang Technologies Co. Ltd. - H Shares(d)	2,475,009
1,671,000	Trauson Holdings Co. Ltd.(d)	873,227
165,500	Travelsky Technology Ltd. - H Shares	85,419
201,000	Trony Solar Holdings Co. Ltd.(c)(d)	16,339
32,000	Tsingtao Brewery Co. Ltd. - H Shares	173,005

13

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

CHINA (continued)
182,000	Uni-President China Holdings Ltd.	$228,966
31,000	Weichai Power Co. Ltd. - H Shares	109,799
121,500	Weiqiao Textile Co. Ltd. - H Shares	47,502
398,000	West China Cement Ltd.	71,896
68,000	Winsway Coking Coal Holding Ltd.	10,968
1,000	Wumart Stores, Inc. - H Shares	1,775
382,000	Xiamen International Port Co. Ltd. - H Shares	44,361
5,768,000	Xingda International Holdings Ltd.(d)	2,039,254
159,000	Xinhua Winshare Publishing and Media Co. Ltd. - H Shares	85,347
54,800	Xinjiang Goldwind Science & Technology Co. Ltd. - H Shares	20,859
216,000	Xinjiang Xinxin Mining Industry Co. Ltd. - H Shares	45,429
142,000	Xiwang Sugar Holdings Co. Ltd.	15,024
810,000	Yantai North Andre Juice Co. - H Shares	31,877
64,000	Yashili International Holdings Ltd.	15,112
138,000	Yuanda China Holdings Ltd.	16,204
118,800	Yuzhou Properties Co.	27,592
260,500	Zhaojin Mining Industry Co. Ltd. - H Shares	436,965
96,000	Zhejiang Expressway Co. Ltd. - H Shares	69,987
40,000	Zhejiang Glass Co. Ltd. - H Shares(b)(c)(d)	0
176,000	Zhong An Real Estate Ltd.(b)	18,168
16,500	Zhongsheng Group Holdings Ltd.	21,333
26,000	Zhuzhou CSR Times Electric Co. Ltd. - H Shares	76,490
26,000	ZTE Corp. - H Shares	36,635

		47,115,575

CYPRUS — 0.0%
279,720	Bank of Cyprus Plc(b)	118,194
127,238	Cyprus Popular Bank Public Co. Ltd.(b)	10,225
28,621	Deep Sea Supply Plc(b)	43,675
71,521	ProSafe SE	595,622
59,416	Songa Offshore SE(b)	72,846

		840,562

DENMARK — 0.5%
2,314	ALK-Abello A/S	153,989
37,173	Alm Brand A/S(b)	92,362
8,231	Amagerbanken A/S(b)(c)(d)	0
638	Ambu A/S - Class B	17,016

Shares		Value

DENMARK (continued)
5,855	Auriga Industries - Class B(b)	$86,980
18,742	Bang & Olufsen A/S(b)	231,208
9,018	Bavarian Nordic A/S(b)	82,262
1,079	Brodrene Hartmann A/S	22,966
436,495	Chr. Hansen Holding A/S	13,681,826
7,451	D/S Norden A/S	196,782
7,982	Dalhoff Larsen & Horneman A/S(b)	5,201
2,204	DFDS A/S	106,843
48,608	DSV A/S	1,092,874
6,366	East Asiatic Co. Ltd. A/S	122,777
10,095	FLSmidth & Co. A/S	596,367
4,979	Genmab A/S(b)	69,382
81,337	GN Store Nord A/S	1,274,744
1,518	Greentech Energy Systems AS(b)	3,060
8,436	H. Lundbeck A/S	147,749
2,058	H+H International A/S - Class B(b)	10,441
2,374	Harboes Bryggeri A/S - Class B	36,093
963	IC Companys A/S	16,816
22,150	Jyske Bank A/S(b)	675,428
3,721	NeuroSearch A/S(b)	2,942
18,842	NKT Holding A/S	630,538
70	Nordjyske Bank A/S	997
250	Norresundby Bank A/S	7,363
6,068	Pandora A/S	96,365
3,031	Parken Sport & Entertainment A/S(b)	35,548
664	PER Aarsleff A/S - Class B	46,148
1,788	Ringkjoebing Landbobank A/S	246,981
1,715	Rockwool International A/S - Class B	161,209
906	Royal UNIBREW A/S	72,098
7,373	Schouw & Co.	168,461
1,682	SimCorp A/S	367,943
2,238	Solar A/S - Class B	138,627
12,946	Spar Nord Bank A/S(b)	57,134
56	Sparekassen Faaborg A/S(b)	1,790
30,004	Sydbank A/S(b)	548,954
33	Tivoli A/S	16,972
16,761	TK Development A/S(b)	40,771
3,786	Topdanmark A/S(b)	768,337
33,402	TopoTarget A/S(b)	14,509
129,120	Topsil Semiconductor Materials(b)	8,077
2,520	Tryg A/S	164,633
130,586	Vestas Wind Systems A/S(b)	756,241
2,285	Vestjysk Bank A/S(b)	5,638

		23,081,442

FINLAND — 0.5%
9,996	Ahlstrom Oyj	165,581
379	Aktia Oyj - Class A	2,815
2,952	Alma Media Oyj	18,251
39,132	Amer Sports Oyj	553,870

14

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

FINLAND (continued)
1,770	Aspo Oyj	$13,513
1,682	Bank of Aland Plc - Class B(b)	16,394
2,196	BasWare Oyj	61,196
18,521	Biotie Therapies Oyj(b)	9,362
15,775	Cargotec Oyj - Class B	346,571
69,022	Citycon Oyj	225,445
576	Componenta Oyj(b)	1,553
2,317	Comptel Oyj	1,231
4,120	Cramo Oyj	41,760
7,193	Digia Plc	27,224
17,999	Elisa Oyj	385,866
29,480	Finnair Oyj(b)	84,063
1,799	Finnlines Oyj(b)	17,768
12,672	Fiskars Oyj Abp	261,153
31,761	F-Secure Oyj	66,690
11,600	HKScan Oyj - A Shares	50,669
22,916	Huhtamaki Oyj	387,616
2,336	Ilkka-Yhtyma Oyj	15,048
17,695	Kemira Oyj	234,628
1,624	Kesko Oyj - Class A	51,992
31,775	Kesko Oyj - Class B	994,616
15,462	Konecranes Oyj	488,999
4,409	Lassila & Tikanoja Oyj	67,605
3,187	Lemminkainen Oyj	65,060
53,330	Metsa Board Oyj(b)	159,675
112,327	Metso Oyj	3,941,171
21,733	Neste Oil Oyj	271,691
52,206	Nokian Renkaat Oyj	2,165,326
10,195	Okmetic Oyj	61,314
5,138	Olvi Oyj - Class A	133,192
27,673	Oriola-KD Oyj - Class B	74,964
10,430	Orion Oyj - Class A	258,208
9,618	Orion Oyj - Class B	237,857
79,999	Outokumpu Oyj(b)	67,710
1,127	Outotec Oyj	54,880
13,413	PKC Group Oyj	243,392
132,675	Pohjola Bank Plc - Class A	1,805,640
766	Ponsse Oyj	6,066
4,495	Poyry Oyj	18,644
43,685	Raisio Plc - V Shares	172,697
26,580	Ramirent Oyj	198,440
6,650	Rapala VMC Oyj	42,666
40,697	Rautaruukki Oyj	257,627
32,226	Ruukki Group Oyj(b)(d)	20,049
267	Saga Furs Oyj	6,710
19,281	Sanoma Oyj	187,432
740	Sievi Capital Plc	921
1,969	SRV Group Plc	8,601
2,865	Stockmann Oyj Abp - Class A(d)	55,887
8,470	Stockmann Oyj Abp - Class B	159,186
283,638	Stora Enso Oyj - Class R	1,789,649
23,334	Talvivaara Mining Co. Plc(b)	49,178
5,454	Technopolis Plc	24,813
675	Teleste Oyj	3,491
7,185	Tieto Oyj	137,829

Shares		Value

FINLAND (continued)
16,032	Tikkurila Oyj	$303,800
231,837	UPM-Kymmene Oyj	2,482,079
2,990	Uponor Oyj	33,717
3,176	Vacon Plc	162,604
3,684	Vaisala Oyj - Class A	76,400
77,675	Wartsila Oyj Abp	3,142,157
93,678	YIT Oyj	1,841,942

		25,314,144

FRANCE — 2.1%
3,657	ABC Arbitrage	29,341
24,037	Accor SA	749,910
542	Affine SA REIT	9,090
46,962	Air France-KLM(b)	392,304
1,039,619	Alcatel-Lucent(b)	1,057,783
902	Ales Groupe	16,251
5,620	Altamir Amboise	50,408
9,534	Alten SA	299,853
85,802	Altran Technologies SA(b)	576,632
1,645	ANF Immobilier REIT	70,958
2,238	April	39,537
4,970	Archos(b)	20,034
46,520	Arkema SA	4,241,260
851	Artprice.com(b)	35,131
4,828	Assystem	89,549
13,833	AtoS	928,930
1,591	Audika Groupe	18,910
1,151	Aurea SA	6,534
600	Avanquest Software(b)	1,128
6,980	Avenir Telecom	4,071
653	Axway Software SA	10,216
4,830	Beneteau SA	48,249
2,529	Bigben Interactive(b)	29,305
3,331	BioMerieux	322,514
120,758	Boiron SA(d)	3,866,034
3,630	Bollore SA	1,075,798
2,932	Bonduelle SCA	269,821
2,102	Bongrain SA	125,572
13,097	Bourbon SA	353,432
267	Boursorama(b)	1,602
27,832	Bull(b)	81,167
4	Burelle SA	938
42,761	Cap Gemini SA	1,797,412
244	Cegedim SA(b)	4,364
2,386	Cegid Group	46,049
1,574	CFAO SA	75,923
90	Cie des Alpes	1,609
124,773	Cie Generale de Geophysique - Veritas(b)	4,077,052
4,096	Ciments Francais SA	249,258
7,585	Club Mediterranee SA(b)	120,433
804	Damartex SA(d)	13,610
32,302	Derichebourg SA	91,272
2,118	Devoteam SA	24,433
22,092	Edenred	639,263
3,948	Eiffage SA	135,631

15

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

FRANCE (continued)
845	Electricite de Strasbourg(d)	$103,533
3,548	Eramet	450,352
410	Esso Ste Anonyme Francaise	29,329
26,260	Etablissements Maurel et Prom	365,554
374	Etam Developpement SA(b)	6,762
50,701	Euler Hermes SA(d)	3,494,763
1,377	Euro Disney SCA(b)	9,228
1,226	Exel Industries SA - Class A	60,146
894	Faiveley Transport SA	49,884
16,125	Faurecia	242,025
1,000	Fimalac	44,600
539	Fleury Michon SA	25,828
3,002	Fonciere Des Regions REIT	241,321
12,718	GameLoft SA(b)	87,037
202	Gaumont SA	10,339
1,559	Gecina SA REIT	172,647
10,013	GFI Informatique SA	36,469
2,835	GL Events	62,504
257	Groupe Crit	4,127
96,381	Groupe Eurotunnel SA	732,801
922	Groupe Flo	3,537
13,154	Groupe Partouche SA(b)	15,174
11,254	Groupe Steria SCA	181,678
393	Guerbet	42,788
5,836	Haulotte Group SA(b)	36,006
43,453	Havas SA	219,653
23,886	Hi-Media SA(b)	61,610
6,307	ICADE REIT	567,574
2,382	Iliad SA	366,939
14,838	Imerys SA	833,618
146,175	Ingenico	7,737,696
1,376	Interparfums SA	36,383
412	Ipsen SA	10,627
173,723	IPSOS(d)	6,104,353
4,414	Jacquet Metal Service	43,063
27,960	JCDecaux SA	591,802
34,994	Klepierre REIT	1,297,443
2,780	Korian	42,879
33,456	Lagardere SCA	914,325
936	Laurent-Perrier	79,828
1,354	Lectra	7,897
1,715	LISI	113,834
735	Maisons France Confort	21,968
2,096	Manitou BF SA	32,546
467	Manutan International	18,764
26,260	Maurel & Prom Nigeria SA(b)	66,031
314,042	Medica SA(d)	5,613,126
174,986	Mersen(d)	4,423,867
2,556	METabolic EXplorer SA(b)	8,216
6,297	Metropole Television SA	87,780
327	Montupet	2,912
1,975	Mr Bricolage	22,348
1,519	Naturex	106,317
186,712	Neopost SA(d)	10,221,098
189,055	Nexans SA	8,045,962
8,861	Nexity SA	273,001

Shares		Value

FRANCE (continued)
77,966	NicOx SA(b)	$241,724
844	Norbert Dentressangle SA	57,432
7,604	NRJ Group	51,053
17,460	Oeneo	47,298
7,755	Orpea	316,977
1,855	Parrot SA(b)	64,364
69,154	Peugeot SA(b)	442,431
520	Pierre & Vacances SA	8,762
9,912	Plastic Omnium SA	274,163
8,310	Rallye SA	253,225
14,085	Recylex SA(b)	75,763
5,662	Remy Cointreau SA	587,248
92,477	Rexel SA	1,673,892
159,079	Rubis SCA(d)	9,703,258
3,914	Sa des Ciments Vicat	210,838
6,246	Saft Groupe SA	138,882
1,023	Sartorius Stedim Biotech	92,446
135,370	SCOR SE	3,612,697
7,643	SEB SA	497,302
1,217	Seche Environnement SA	39,908
5,884	Sechilienne-Sidec	100,746
19,527	Sequana SA(b)	30,296
7,940	Societe BIC SA	968,212
7,186	Societe d’Edition de Canal +	43,124
3,179	Societe Immobiliere de Location pour l’Industrie et le Commerce REIT	356,418
177	Societe Internationale de Plantations d’Heveas SA	13,742
29,298	Societe Television Francaise 1	251,732
43,002	SOITEC(b)	129,198
806	Somfy SA(d)	138,735
1,699	Sopra Group SA	80,180
243	Spir Communication(b)	4,633
101	Stallergenes SA	5,867
2,498	Ste Industrielle d’Aviation Latecoere SA(b)	28,330
1,492	STEF	77,721
28,979	Suez Environnement Co.	307,737
1,013	Synergie SA	9,335
18,742	Technicolor SA(b)	47,394
8,800	Teleperformance SA	266,103
155	Tessi SA	14,467
26,644	Thales SA	937,092
16,096	Theolia SA(b)	30,042
193	Touax SA	6,254
1,421	Transgene SA(b)	15,029
2,193	Trigano SA	23,805
20,195	UBISOFT Entertainment(b)	187,653
694	Union Financiere de France BQE SA	16,497
34,483	Valeo SA	1,515,157
25,977	Vallourec SA	1,068,514
20,830	Veolia Environnement SA	206,189
1,404	Viel et Co.	4,877
735	Vilmorin & Cie	87,321

16

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

FRANCE (continued)
1,445	Virbac SA	$251,909
107	VM Materiaux SA	2,254
653	Vranken - Pommery Monopole SA	20,694
11,613	Zodiac Aerospace	1,188,815

		103,406,198

GABON — 0.0%
6	Total Gabon	2,687

GERMANY — 2.6%
4,956	Aareal Bank AG(b)	106,312
37,576	ADVA Optical Networking SE(b)	210,888
10,093	Air Berlin Plc(b)	20,015
13,713	Aixtron SE	180,584
1,088	Alba SE(d)	88,152
734	Allgeier SE	10,085
5,308	Alstria Office REIT AG	64,107
67	Amadeus Fire AG	3,109
627	AS Creation Tapeten	27,786
15,006	Aurubis AG	961,254
7,057	Axel Springer AG	302,670
8,917	Balda AG	58,563
1,501	Bauer AG	32,461
4,404	BayWa AG	199,502
10,613	Bechtle AG	400,367
1,967	Bertrandt AG	164,571
60	Bijou Brigitte AG	4,186
126,114	Bilfinger SE	12,339,727
1,210	Biotest AG	74,496
23,015	Borussia Dortmund GmbH & Co. KGaA(b)	76,516
4,132	Brenntag AG	520,785
2,461	CANCOM AG	38,182
16,674	Carl Zeiss Meditec AG	457,307
5,724	Celesio AG	110,805
2,761	CENIT AG	23,619
8,279	CENTROTEC Sustainable AG	149,372
3,687	Centrotherm Photovoltaics AG(b)	4,234
3,390	Cewe Color Holding AG	149,437
17,476	Comdirect Bank AG	168,753
869	CompuGroup Medical AG	15,769
7,207	Constantin Medien AG(b)	13,190
5,227	COR&FJA AG(b)	6,294
7,800	CropEnergies AG	47,385
6,999	CTS Eventim AG	207,742
4,797	Curanum AG(b)	11,757
7,898	DAB Bank AG	34,713
2,014	Delticom AG	113,123
3,806	Deutsche Beteiligungs AG	96,146
29,358	Deutsche Lufthansa AG	448,635
11,565	Deutsche Wohnen AG	211,957
33,396	Deutz AG(b)	146,307
20,474	Dialog Semiconductor Plc(b)	407,081
7,612	Douglas Holding AG	371,661

Shares		Value

GERMANY (continued)
2,601	Dr Hoenle AG	$38,432
570	Draegerwerk AG & Co. KGaA	45,924
17,862	Drillisch AG	219,941
7,490	Duerr AG	561,284
4,400	DVB Bank SE(d)	136,873
724	Eckert & Ziegler AG	21,147
9,177	Elmos Semiconductor AG	79,492
221,720	ElringKlinger AG(d)	6,155,696
1,475	Envitec Biogas AG(b)	14,358
4,231	Euromicron AG	110,118
42,200	Evotec AG(b)	151,074
99,922	Fielmann AG(d)	9,740,685
2,910	First Sensor AG(b)	32,098
31,432	Fraport AG Frankfurt Airport Services Worldwide	1,843,094
51,919	Freenet AG	858,340
5,957	Fuchs Petrolub AG	372,004
127,975	GEA Group AG	3,995,901
3,293	Generali Deutschland Holding AG	277,006
6,004	Gerresheimer AG	297,897
7,035	Gerry Weber International AG	319,325
2,345	Gesco AG	198,355
123,955	GFK SE(d)	5,644,104
5,545	GFT Technologies AG	23,358
8,519	Gigaset AG(b)	11,815
33,550	Gildemeister AG	621,192
5,385	Grammer AG	104,696
3,340	Grenkeleasing AG	225,287
5,192	H&R AG	85,567
4,913	Hamborner AG REIT	45,212
3,184	Hamburger Hafen und Logistik AG	77,318
30,303	Hannover Rueckversicherung AG	2,131,563
656	Hansa Group AG	1,917
1,410	Hawesko Holding AG	70,142
20,834	Heidelberger Druckmaschinen AG(b)	31,243
24,960	Hochtief AG(b)	1,237,777
2,809	Homag Group AG(b)	36,227
9,773	Indus Holding AG	246,998
502	Init Innovation In Traffic Systems AG	16,169
8,503	Intershop Communications AG(b)	21,039
2,380	Isra Vision AG	66,216
2,131	IVG Immobilien AG(b)	5,289
14,901	Jenoptik AG	141,068
9,258	Kabel Deutschland Holding AG	667,063
27,527	Kloeckner & Co. SE(b)	249,324
4,129	Koenig & Bauer AG(b)	74,925
17,251	Kontron AG	81,099
11,627	Krones AG	685,546
210	KSB AG	111,625
4,386	KUKA AG(b)	131,491

17

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

GERMANY (continued)
1,466	KWS Saat AG	$425,781
61,859	Lanxess AG	5,109,750
641	Leifheit AG	22,183
26,280	Leoni AG	877,726
4,150	Loewe AG(b)	19,580
385	Lotto24(b)	1,722
2,194	LPKF Laser & Electronics AG	44,860
141	Manz AG(b)	3,838
5,154	Medigene AG(b)	7,282
13,301	MLP AG	85,407
408	Mobotix AG	10,111
11,339	Morphosys AG(b)	385,060
147,523	MTU Aero Engines Holding AG	12,386,639
384	Muehlbauer Holding AG & Co. KGaA	9,860
3,842	MVV Energie AG	110,302
1,551	Nemetschek AG	64,461
2,244	Nexus AG	27,340
3,272	Nordex SE(b)	11,421
281,790	NORMA Group AG(d)	7,786,918
1,021	OHB AG	19,936
9,093	Patrizia Immobilien AG(b)	64,044
1,728	Pfeiffer Vacuum Technology AG	176,267
19,644	PNE Wind AG	48,784
10,876	Praktiker AG(b)	20,299
375	Progress-Werk Oberkirch AG	13,950
2,204	PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie	42,136
2,224	Puma SE	634,465
1,608	PVA TePla AG	4,835
75,197	QSC AG	204,776
870	R Stahl AG	30,108
19,877	Rational AG(d)	5,026,445
42,668	Rheinmetall AG	2,036,010
32,486	Rhoen Klinikum AG	633,492
9,831	SAF-Holland SA(b)	63,712
1,579	SAG Solarstrom AG	6,525
2,717	Salzgitter AG	117,569
251	Sartorius AG	20,743
819	Schaltbau Holding AG	27,441
2,064	Sedo Holding AG(b)(d)	4,307
22,668	SGL Carbon SE	904,640
19,326	Singulus Technologies AG(b)	31,061
14,802	Sixt AG	279,475
1,851	SKW Stahl-Metallurgie Holding AG	34,428
113,539	Sky Deutschland AG(b)	494,172
97	SMA Solar Technology AG	2,080
361	SMT Scharf AG	10,495
19,961	Software AG	799,713
8,494	Solarworld AG	14,709
16,324	Stada Arzneimittel AG	494,045
904	STINAG Stuttgart Invest AG(d)	18,560
2,495	STRACTEC Biomedical AG	105,263

Shares		Value

GERMANY (continued)
159	Stroer Out-Of-Home Media AG(b)	$1,401
66,797	Suedzucker AG	2,588,263
21,586	Suss Microtec AG(b)	203,124
660,349	Symrise AG(d)	23,738,567
23,398	TAG Immobilien AG	270,003
9,742	Takkt AG	125,045
1,753	Telegate AG	13,631
2,222	Tipp24 SE(b)	109,441
762	Tom Tailor Holding AG	16,227
4,964	Tomorrow Focus AG	21,992
14,807	TUI AG(b)	138,777
34,543	United Internet AG	693,976
2,043	Verbio AG(b)	4,353
4,342	Vossloh AG	437,678
4,343	VTG AG	68,225
3,635	Wacker Chemie AG	205,326
17,355	Wacker Neuson SE	236,418
62	Washtec AG(b)	730
1,012	Wincor Nixdorf AG	45,004
34,475	Wirecard AG	792,659
166	XING AG	9,433
275	zooplus AG(b)	11,923

		126,900,841

GIBRALTAR — 0.0%
23,380	888 Holdings Plc	39,522
176,819	Bwin.Party Digital Entertainment Plc	342,127

		381,649

GREECE — 0.1%
811	Aegean Airlines SA(b)	1,661
96	Alapis Holding Industrial and Commercial SA of Pharmaceutical Chemical Products(b)(c)(d)	5
147,872	Alpha Bank AE(b)	344,994
1,098	Astir Palace Hotel SA(b)	4,782
2,153	Athens Water Supply & Sewage Co. SA (The)	12,279
17,736	Attica Bank(b)	14,023
7,424	Bank of Greece(d)	124,131
10,753	Coca-Cola Hellenic Bottling Co. SA	229,967
57,616	Ellaktor SA(b)	112,765
130,862	Eurobank Ergasias SA(b)	152,654
1,389	Euromedica SA(b)	826
3,374	Folli Follie Group(b)	45,962
1,869	Forthnet SA(b)	2,297
5,815	Fourlis Holdings SA(b)	15,074
10,782	Frigoglass SA(b)	62,189
17,301	GEK Terna Holding Real Estate Construction SA(b)	30,273
10,539	Hellenic Exchanges SA Holding Clearing Settlement and Registry	46,991

18

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

GREECE (continued)
28,693	Hellenic Petroleum SA	$224,629
19,670	Hellenic Telecommunications Organization SA(b)	86,683
2,695	Heracles General Cement Co. SA(b)	7,405
31,091	Intralot SA-Integrated Lottery Systems & Services	62,462
13,884	JUMBO SA	91,778
2,599	Lamda Development SA(b)	11,824
6,590	Metka SA	59,876
5,531	Motor Oil (Hellas) Corinth Refineries SA	48,104
26,955	Mytilineos Holdings SA(b)	122,281
190,595	National Bank of Greece SA(b)	442,199
1,037	OPAP SA	6,626
232,638	Piraeus Bank SA(b)	125,437
618	Piraeus Port Authority	10,021
22,848	Proton Bank SA(b)(c)(d)	0
7,731	Public Power Corp. SA(b)	44,291
1,978	S&B Industrial Minerals SA	13,844
5,302	Sarantis SA(b)	17,730
12,534	T Bank SA(b)(c)(d)	0
3,630	Teletypos SA Mega Channel(b)	1,247
5,987	Terna Energy SA	17,848
647	Thessaloniki Port Authority SA	12,160
592	Titan Cement Co. SA(b)	11,019
31,091	TT Hellenic Postbank SA(b)(c)(d)	6,770
24,240	Viohalco Hellenic Copper and Aluminum Industry SA(b)	104,309

		2,729,416

GUERNSEY — 0.1%
7,397	Raven Russia Ltd.	7,759
803,242	Resolution Ltd.	2,829,695
15,500	Tethys Petroleum Ltd.(b)	8,380

		2,845,834

HONG KONG — 1.5%
157,000	361 Degrees International Ltd.	45,107
66,000	Ajisen China Holdings Ltd.	45,646
160,000	Alco Holdings Ltd.	33,651
44,000	Allan International Holdings Ltd.	11,639
30,000	Allied Group Ltd.	79,354
1,753,693	Allied Properties HK Ltd.	242,121
7,108,000	AMVIG Holdings Ltd.(d)	2,109,457
180,000	Anxin-China Holdings Ltd.	39,948
1,540,000	Apac Resources Ltd.(b)	52,658
1,400,000	Apollo Solar Energy Technology Holdings Ltd.(b)	37,574
84,000	APT Satellite Holdings Ltd.	23,411
205,000	Artel Solutions Group Holdings Ltd.	2,248
142,000	Asia Financial Holdings Ltd.(d)	55,700
58,000	Asia Satellite Telecommuni- cations Holdings Ltd.	184,850

Shares		Value

HONG KONG (continued)
421,877	Asia Standard International Group	$75,121
258,000	Asian Citrus Holdings Ltd.	144,479
403,000	ASM Pacific Technology Ltd.	4,492,771
80,000	Associated International Hotels Ltd.(d)	198,192
820,000	AVIC International Holding HK Ltd.(b)	26,028
89,000	Beijing Development HK Ltd.(b)	16,537
84,000	Beijing Enterprises Holdings Ltd.	542,474
1,217,000	Beijing Enterprises Water Group Ltd.	279,516
504,000	Bel Global Resources Holdings Ltd.(b)(c)(d)	9,235
100,000	Bio-Dynamic Group Ltd.(b)	7,484
906,000	Birmingham International Holdings Ltd.(b)(c)(d)	17,769
144,000	Bonjour Holdings Ltd.	18,581
390,000	Bosideng International Holdings Ltd.	123,793
218,000	Bossini International Holdings Ltd.	10,970
234,000	Brightoil Petroleum Holdings Ltd.	47,102
668,000	Brilliance China Automotive Holdings Ltd.(b)	834,348
2,064,354	Brockman Mining Ltd.(b)	102,551
1,296,000	Burwill Holdings Ltd.(b)	16,555
498,791	C C Land Holdings Ltd.	114,560
106,000	Cafe de Coral Holdings Ltd.	313,895
23,000	Carnival Group International Holdings Ltd.(b)	1,039
247,656	Central China Real Estate Ltd.	60,076
718,800	Century City International Holdings Ltd.	47,301
240,000	Century Sunshine Group Holdings Ltd.	13,006
1,590,446	Champion Technology Holdings Ltd.	21,548
276,560	Chaoda Modern Agriculture Holdings Ltd.(b)(d)	6,363
835,000	Chaoyue Group Ltd.(b)	49,022
96,000	Chen Hsong Holdings	26,013
116,186	Cheuk Nang Holdings Ltd.(d)	64,314
80,000	Chevalier International Holdings Ltd.(d)	102,193
888,000	Chigo Holding Ltd.(b)	21,999
684,000	China Aerospace International Holdings Ltd.	54,720
407,798	China Agri-Industries Holdings Ltd.	255,201
136,000	China All Access Holdings Ltd.	25,971
2,392,000	China Billion Resources Ltd.(b)(c)(d)	0
336,000	China Chengtong Development Group Ltd.(b)	12,573

19

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

HONG KONG (continued)
170,000	China Daye Non-Ferrous Metals Mining Ltd.(b)	$6,910
120,000	China Electronics Corp. Holdings Co. Ltd.(b)	10,374
110,000	China Energy Development Holdings Ltd.(b)	1,788
480,000	China Environmental Investment Holdings Ltd.(b)	11,644
4,324,000	China Everbright International Ltd.	2,226,148
228,000	China Everbright Ltd.	331,848
140,000	China Financial Services Holdings Ltd.(b)	8,581
76,936	China Flavors & Fragrances Co. Ltd.(b)	13,997
322,000	China Foods Ltd.	325,737
952,000	China Gas Holdings Ltd.	518,376
238,000	China Glass Holdings Ltd.	33,166
87,700	China Grand Forestry Green Resources Group Ltd.(b)	6,337
159,000	China Green Holdings Ltd.(b)	35,082
372,000	China Haidian Holdings Ltd.	40,320
6,603,000	China High Precision Automation Group Ltd.(c)(d)	1,056,473
467,000	China High Speed Transmission Equipment Group Co. Ltd.(b)	160,888
1,002,000	China Infrastructure Investment Ltd.(b)	23,143
11,586,000	China Lumena New Materials Corp.	2,362,034
367,000	China Mengniu Dairy Co. Ltd.	1,112,832
136,147	China Merchants Holdings International Co. Ltd.	451,478
216,000	China Metal International Holdings, Inc.	37,626
193,200	China Metal Recycling Holdings Ltd.	193,199
1,770,000	China Mining Resources Group Ltd.(b)(c)(d)	25,808
492,557	China New Town Development Co. Ltd.(b)	18,749
24,000	China Nuclear Industry 23 International Corp. Ltd.(b)	5,388
1,060,000	China Oil and Gas Group Ltd.(b)	127,199
421,500	China Overseas Grand Oceans Group Ltd.	441,077
286,000	China Pharmaceutical Group Ltd.(b)	83,401
460,000	China Power International Development Ltd.	125,238
600,000	China Power New Energy Development Co. Ltd.(b)	24,387
430,000	China Precious Metal Resources Holdings Co. Ltd.(b)	82,670
244,000	China Properties Group Ltd.(b)	75,561
308,000	China Public Procurement Ltd.(b)(c)(d)	0

Shares		Value

HONG KONG (continued)
4,844,000	China Renji Medical Group Ltd.(b)(c)(d)	$0
3,700,000	China Resources and Transportation Group Ltd.(b)	133,677
118,000	China Resources Cement Holdings Ltd.	80,239
186,000	China Resources Enterprise Ltd.	604,796
120,800	China Resources Gas Group Ltd.	267,785
4,571,600	China Singyes Solar Technologies Holdings Ltd.(d)	2,707,549
1,230,000	China South City Holdings Ltd.	195,212
535,000	China Starch Holdings Ltd.	15,946
275,440	China State Construction International Holdings Ltd.	328,038
970,000	China Strategic Holdings Ltd.(b)	20,651
364,400	China Taiping Insurance Holdings Co. Ltd.(b)	624,413
8,000	China Tianyi Holdings Ltd.(b)	1,156
296,000	China Ting Group Holdings Ltd.	15,277
998,000	China Travel International Investment Hong Kong Ltd.	193,160
230,000	China Vanadium Titano - Magnetite Mining Co. Ltd.	44,219
52,000	China Water Affairs Group Ltd.	13,688
1,350,000	China WindPower Group Ltd.	36,058
57,000	Chong Hing Bank Ltd.	103,555
108,000	Chow Sang Sang Holdings International Ltd.	230,491
198,000	Chu Kong Shipping Enterprise Group Co. Ltd.	32,446
64,000	Chuang’s China Investments Ltd.	3,675
385,500	Chuang’s Consortium International Ltd.	45,762
90,000	CIMC Enric Holdings Ltd.	65,380
62,000	Citic 21CN Co. Ltd.(b)	3,840
373,000	Citic Pacific Ltd.	475,512
793,000	Citic Resources Holdings Ltd.(b)	121,763
233,000	Citic Telecom International Holdings Ltd.	53,815
133,000	City Telecom HK Ltd.	31,062
726,000	CK Life Sciences International Holdings, Inc.	57,143
68,000	Clear Media Ltd.	35,097
134,000	Coastal Greenland Ltd.(b)	5,706
3,117,387	Comba Telecom Systems Holdings Ltd.	1,218,790
156,000	Cosco International Holdings Ltd.	63,205
317,897	COSCO Pacific Ltd.	469,254
380,000	Cosmos Machinery Enterprises Ltd.(d)	22,800
1,010,000	CP Lotus Corp.(b)	18,375

20

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

HONG KONG (continued)
1,238,000	CP Pokphand Co.	$146,962
42,000	Cross-Harbour Holdings Ltd.	34,250
749,335	CSI Properties Ltd.	30,457
208,000	CST Mining Group Ltd.(b)	2,952
37,600	Culture Landmark Investment Ltd.(b)(d)	3,056
105,000	Culturecom Holdings Ltd.(b)	19,915
183,000	DaChan Food Asia Ltd.	26,210
29,000	Dah Chong Hong Holdings Ltd.	27,353
95,040	Dah Sing Banking Group Ltd.	95,039
55,050	Dah Sing Financial Holdings Ltd.	211,675
218,000	Dan Form Holdings Co. Ltd.	30,379
132,000	Dawnrays Pharmaceutical Holdings Ltd.	27,933
244,000	DBA Telecommunication Asia Holdings Ltd.	133,176
160,550	Dickson Concepts International Ltd.	82,864
139,000	Digital China Holdings Ltd.	233,877
275,000	Dingyi Group Investment Ltd.(b)	10,468
88,000	Dorsett Hospitality International Ltd.	19,417
108,000	Dynasty Fine Wines Group Ltd.(b)	17,698
64,000	EcoGreen Fine Chemicals Group Ltd.	11,726
168,234	EganaGoldpfeil Holdings Ltd.(b)(c)(d)	0
62,000	Embry Holdings Ltd.	29,600
325,000	Emperor Entertainment Hotel Ltd.	60,806
500,416	Emperor International Holdings Ltd.	120,099
42,620,000	Emperor Watch & Jewellery Ltd.(d)	4,069,496
490,000	EPI Holdings Ltd.(b)	13,277
505,200	Esprit Holdings Ltd.	657,082
504,000	eSun Holdings Ltd.(b)	74,136
596,000	EVA Precision Industrial Holdings Ltd.	63,060
9,500	Fairwood Ltd.	19,931
478,273	Far East Consortium International Ltd.	95,654
276,000	First Pacific Co. Ltd.	307,337
598,000	Fook Woo Group Holdings Ltd.(b)(c)(d)	104,939
402,982	Fortune Oil Plc	55,277
104,000	Fountain SET Holdings Ltd.	8,857
1,170,000	Franshion Properties China Ltd.	357,791
100,000	Fufeng Group Ltd.	38,064
1,420,000	GCL-Poly Energy Holdings Ltd.	252,850
490,000	Geely Automobile Holdings Ltd.	210,541
498,000	Genting Hong Kong Ltd.(b)(d)	159,359
884,000	Get Nice Holdings Ltd.	37,071

Shares		Value

HONG KONG (continued)
456,000	Giordano International Ltd.	$378,919
1,839,200	Global Bio-Chem Technology Group Co. Ltd.	213,583
128,000	Global Sweeteners Holdings Ltd.(b)	8,919
979,000	Glorious Property Holdings Ltd.(b)	154,113
150,000	Glorious Sun Enterprises Ltd.	41,419
220,000	Gold Peak Industries Holding Ltd.(d)	20,722
220,000	Goldbond Group Holdings Ltd.(b)	8,232
684,000	Golden Meditech Holdings Ltd.	81,197
140,000	Goldin Properties Holdings Ltd.(b)	81,290
75,000	Goldlion Holdings Ltd.	34,161
3,926,600	GOME Electrical Appliances Holdings Ltd.	410,390
16,000	Good Friend International Holdings, Inc.	5,781
80,000	Goodtop Tin International Holdings Ltd.(b)	4,129
219,960	Great Eagle Holdings Ltd.	652,780
62,000	Greenheart Group Ltd.(b)	4,160
6,885,000	G-Resources Group Ltd.(b)	328,701
924,000	Guangdong Investment Ltd.	755,887
184,000	Guangnan Holdings Ltd.	22,080
61,000	Haier Electronics Group Co. Ltd.(b)	78,001
151,159	Haitong International Securities Group Ltd.	52,466
114,000	Harbour Centre Development Ltd.(d)	173,573
1,224,359	Heng Tai Consumables Group Ltd.(b)	25,909
834,000	Hengdeli Holdings Ltd.	262,574
483,000	Hi Sun Technology (China) Ltd.(b)	49,858
936,035	HKC Holdings Ltd.	37,441
295,600	HKR International Ltd.	141,887
186,000	Hon Kwok Land Investment Co. Ltd.(d)	68,400
5,200	Hong Kong Aircraft Engineering Co. Ltd.	70,988
50,000	Hong Kong Ferry (Holdings) Co. Ltd.	47,290
310,151	Hongkong & Shanghai Hotels (The)	409,797
727,700	Hongkong Chinese Ltd.(d)	122,065
29,000	Hopewell Highway Infrastructure Ltd.	15,454
243,000	Hopewell Holdings Ltd.	876,362
194,000	Hopson Development Holdings Ltd.(b)	186,990
50,000	Hsin Chong Construction Group Ltd.	6,903
212,000	Hua Han Bio-Pharmaceutical Holdings Ltd.	48,965

21

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

HONG KONG (continued)
48,000	Huabao International Holdings Ltd.	$23,969
536,000	Huafeng Group Holdings Ltd.(b)	16,391
259,631	Hung Hing Printing Group Ltd.(d)	38,191
524,000	Huscoke Resources Holdings Ltd.(b)	5,341
1,402,000	Hutchison Harbour Ring Ltd.	119,395
1,441,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	598,708
16,000	Hycomm Wireless Ltd.(b)	3,035
572,000	IDT International Ltd.(b)	9,595
1,768,000	Imagi International Holdings Ltd.(b)	25,322
995,000	Inspur International Ltd.	32,097
592,500	Interchina Holdings Co.(b)	37,843
410,000	IPE Group Ltd.	30,155
94,000	IRC Ltd.(b)	11,523
398,000	IT Ltd.	158,172
99,000	ITC Properties Group Ltd.	31,808
72,000	Jinchuan Group International Resources Co. Ltd.(b)	13,935
134,000	Jinhui Holdings Ltd.(b)	24,206
306,000	Jiuzhou Development Co. Ltd.	32,377
290,000	JLF Investment Co. Ltd.(b)	13,471
842,500	Johnson Electric Holdings Ltd.	541,371
360,000	Ju Teng International Holdings Ltd.	143,999
600,611	K Wah International Holdings Ltd.	272,792
1,600,000	Kai Yuan Holdings Ltd.(b)	43,355
234,000	Kam Hing International Holdings Ltd.	18,418
42,000	Keck Seng Investments	18,913
17,000	King Stone Energy Group Ltd.(b)	1,075
191,000	Kingboard Chemical Holdings Ltd.	568,067
342,500	Kingboard Laminates Holdings Ltd.	145,838
196,000	Kingmaker Footwear Holdings Ltd.	27,819
1,742,000	Kingston Financial Group Ltd.	134,864
206,666	Kingway Brewery Holdings Ltd.	73,333
2,280,000	Ko Yo Chemical Group Ltd.(b)(d)	35,597
417,000	Kowloon Development Co. Ltd.	479,950
368,000	KWG Property Holding Ltd.	219,374
1,240,000	Lai Fung Holdings Ltd.	25,920
5,146,750	Lai Sun Development Co. Ltd.(b)	126,842
520,000	Lai Sun Garment International Ltd.(b)	66,425
9,000	LAM Soon Hong Kong Ltd.	4,587
116,000	Le Saunda Holdings Ltd.	34,126

Shares		Value

HONG KONG (continued)
68,000	Lee & Man Chemical Co. Ltd.	$35,798
1,271,200	Lee & Man Paper Manufacturing Ltd.	667,581
500	Lifestyle International Holdings Ltd.	1,068
4,995,000	Lijun International Pharmaceutical Holding Ltd.	1,353,475
1,924,000	Lippo China Resources Ltd.	49,651
102,000	Lippo Ltd.	43,827
156,000	Liu Chong Hing Investment Ltd.(d)	162,440
62,500	LK Technology Holdings Ltd.	10,806
705,600	Loudong General Nice Resources China Holdings Ltd.(b)	30,045
170,000	Luen Thai Holdings Ltd.	22,813
110,000	Luk Fook Holdings International Ltd.	276,489
52,000	Luks Group Vietnam Holdings Co. Ltd.	12,010
98,000	Lung Kee (Bermuda) Holdings.	30,348
1,658,000	Magnificent Estates	80,225
38,000	Man Yue Technology Holdings Ltd.	6,276
580,000	Mei Ah Entertainment Group Ltd.(b)	10,253
673,000	Melco International Development Ltd.	652,155
100,000	Midland Holdings Ltd.	50,451
108,000	MIN XIN Holdings Ltd.	59,365
92,000	Ming Fai International Holdings Ltd.	8,310
650,000	Ming Fung Jewellery Group Ltd.(b)	29,773
310,000	Mingfa Group International Co. Ltd.	87,199
690,000	Mingyuan Medicare Development Co. Ltd.(b)	14,067
296,000	Minmetals Land Ltd.	40,103
42,000	Miramar Hotel & Investment Co. Ltd.	52,784
280,000	MMG Ltd.(b)	111,277
243,000	Mongolia Energy Corp. Ltd.(b)	11,601
6,221,148	Nan Hai Corp. Ltd.(b)	24,884
10,000	Natural Beauty Bio-Technology Ltd.	1,019
262,000	Neo-Neon Holdings Ltd.(b)	56,794
69,500	NetDragon Websoft, Inc.	74,252
872,000	New Century Group Hong Kong Ltd.	17,777
8,000	New Focus Auto Tech Holdings Ltd.(b)	1,156
4,175,000	New Smart Energy Group Ltd.(b)	39,864
228,500	New Times Energy Corp Ltd(b)	29,484
857,100	New World China Land Ltd.	394,816
83,000	New World Department Store China Ltd.	49,800

22

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

HONG KONG (continued)
604,000	Newocean Energy Holdings Ltd.	$232,246
434,000	Next Media Ltd.(b)	91,839
335,000	Nine Dragons Paper Holdings Ltd.	236,011
260,000	North Asia Resources Holdings Ltd.(b)	10,735
625,000	Orange Sky Golden Harvest Entertainment Holdings Ltd.(b)	31,855
58,000	Orient Overseas International Ltd.	366,707
291,200	Oriental Watch Holdings.	87,172
42,000	Overseas Chinese Town Asia Holdings Ltd.	15,391
718,164	Pacific Andes International Holdings Ltd.	40,310
11,600,000	Pacific Basin Shipping Ltd.(d)	6,211,573
236,000	Pacific Textile Holdings Ltd.	156,216
323,240	Paliburg Holdings Ltd.	102,185
59,000	PAX Global Technology Ltd.(b)	10,506
697,000	PCCW Ltd.	281,496
48,000	Peace Mark Holdings Ltd.(b)(c)(d)	0
477,800	Pearl Oriental Oil Ltd.(b)	41,306
296,000	Phoenix Satellite Television Holdings Ltd.	94,337
368,000	Pico Far East Holdings Ltd.	90,219
280,000	PME Group Ltd.(b)	6,142
990,977	PNG Resources Holdings Ltd.(b)	15,344
634,000	Poly Property Group Co. Ltd.(b)	385,306
1,200,000	Polytec Asset Holdings Ltd.	140,902
109,000	Ports Design Ltd.	77,495
927,000	Pou Sheng International Holdings Ltd.(b)	59,208
560,000	Prosperity International Holdings (Hong Kong) Ltd.(b)(c)(d)	28,542
68,000	Public Financial Holdings Ltd.	30,709
1,546,000	PYI Corp. Ltd.	32,715
973,335	Qin Jia Yuan Media Services Co. Ltd.	10,173
212,000	Real Nutriceutical Group Ltd.	75,772
386,200	Regal Hotels International Holdings Ltd.	169,927
251,000	Regent Manner International Holdings Ltd.	52,467
1,800,000	REXLot Holdings Ltd.	130,064
96,000	Richfield Group Holdings Ltd.	4,583
96,000	Rising Development Holdings Ltd.(b)	4,026
87,750	Royale Furniture Holdings Ltd.	7,360
176,000	SA SA International Holdings Ltd.	121,042
291,000	Samson Holding Ltd.	41,678
92,000	SEA Holdings Ltd.	63,984

Shares		Value

HONG KONG (continued)
20,000	SEEC Media Group Ltd.(b)	$591
155,516	Shanghai Industrial Holdings Ltd.	499,655
457,000	Shanghai Industrial Urban Development Group Ltd.(b)	76,658
3,660,000	Shanghai Zendai Property Ltd.(b)(d)	60,449
42,000	Sheng Yuan Holdings Ltd.(b)	2,168
150,000	Shenyin Wanguo HK Ltd.	40,645
208,000	Shenzhen High-Tech Holdings Ltd.	24,691
3,232,500	Shenzhen International Holdings Ltd.	266,940
716,000	Shenzhen Investment Ltd.	190,316
339,129	Shimao Property Holdings Ltd.	647,623
2,048,000	Shougang Concord International Enterprises Co. Ltd.(b)	109,666
434,000	Shougang Fushan Resources Group Ltd.	151,759
651,750	Shun Tak Holdings Ltd.	259,857
26,650	Silver Base Group Holdings Ltd.	11,348
444,000	Silver Grant International Ltd.	78,487
338,000	SIM Technology Group Ltd.(b)	15,264
268,000	Sing Tao News Corp. Ltd.	37,347
782,000	Singamas Container Holdings Ltd.	197,769
28,000	Sino Biopharmaceutical	11,164
3,280,000	Sino Oil And Gas Holdings Ltd.(b)	63,483
86,000	Sino Prosper State Gold Resources Holdings Ltd.(b)(c)(d)	3,884
656,000	Sinofert Holdings Ltd.	138,817
374,250	Sinolink Worldwide Holdings Ltd.(b)	28,008
276,000	Sinopec Kantons Holdings Ltd.	205,841
488,500	Sinotrans Shipping Ltd.	119,761
38,000	SIS International Holdings	13,729
468,947	Skyworth Digital Holdings Ltd.	253,532
106,910	SmarTone Telecommunications Holding Ltd.	216,026
407,934	SMI Corp. Ltd.(b)	9,632
66,843	SOCAM Development Ltd.	69,430
283,000	Solargiga Energy Holdings Ltd(b)	15,884
366,000	Solomon Systech International Ltd.(b)	10,201
696,000	South China China Ltd.(b)(d)	54,782
1,165,428	SRE Group Ltd.(b)	45,865
98,000	Stella International Holdings Ltd.	257,960
60,500	Stelux Holdings International Ltd.	13,583
204,000	Success Universe Group Ltd.(b)	4,738
16,000	Sun Hing Vision Group Holdings Ltd.	5,368
321,801	Sun Hung Kai & Co. Ltd.	184,360

23

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

HONG KONG (continued)
1,430,000	Sun Innovation Holdings Ltd.(b)	$14,761
1,347,000	Superb Summit International Group Ltd.(b)	39,106
435,000	Sustainable Forest Holdings Ltd.(b)(c)(d)	8,924
96,000	Symphony Holdings Ltd.	3,654
302,000	TAI Cheung Holdings Ltd.	241,209
174,000	Tak Sing Alliance Holdings Ltd.	21,553
720,000	Talent Property Group Ltd.(b)	13,378
6,000	Tan Chong International Ltd.	1,641
6,000	Tao Heung Holdings Ltd.	3,283
394,000	TCC International Holdings Ltd.	107,269
367,000	TCL Communication Technology Holdings Ltd.	112,704
152,000	TCL Multimedia Technology Holdings Ltd.	84,531
127,000	Techtronic Industries Co.	241,872
61,000	Television Broadcasts Ltd.	454,545
108,000	Texhong Textile Group Ltd.(b)	51,004
272,000	Texwinca Holdings Ltd.	216,546
185,800	Tian An China Investment Co. Ltd.	107,643
106,000	Tianjin Development Holdings Ltd.(b)	50,469
730,000	Tianjin Port Development Holdings Ltd.	90,425
466,000	Tianneng Power International Ltd.	315,074
2,380,000	Titan Petrochemicals Group Ltd.(b)(c)(d)	768
218,000	Tom Group Ltd.(b)	26,160
256,252	Tomson Group Ltd.	60,839
1,740,000	Tongda Group Holdings Ltd.	71,845
276,000	Town Health International Investments Ltd.(b)	14,779
203,000	Towngas China Co. Ltd.	159,780
374,000	TPV Technology Ltd.	83,003
154,000	Tradelink Electronic Commerce Ltd.	25,236
87,600	Transport International Holdings Ltd.	179,720
82,000	Trinity Ltd.	57,453
394,000	Truly International Holdings Ltd.	59,989
128,000	TSC Group Holdings Ltd.(b)	19,984
20,000	Tse Sui Luen Jewellery International Ltd.	10,710
194,000	Tysan Holdings Ltd.(d)	37,048
1,230,000	United Energy Group Ltd.(b)	195,212
142,500	United Laboratories International Holdings Ltd. (The)(b)	76,122
230,000	Universal Technologies
	Holdings Ltd.	13,503
84,000	Value Convergence Holdings
	Ltd.(b)	13,006
277,000	Value Partners Group Ltd.	151,187

Shares		Value

HONG KONG (continued)
188,000	Varitronix International Ltd.	$68,165
348,000	Vedan International Holdings Ltd.(d)	22,900
156,314	Victory City International Holdings Ltd.	16,741
20,000	Vinda International Holdings Ltd.	27,922
244,000	Vitasoy International Holdings Ltd.	231,720
444,400	VODone Ltd.	43,006
108,000	VST Holdings Ltd.	18,952
51,000	VTech Holdings Ltd.	605,744
1,640,000	Wang On Group Ltd.	17,987
136,000	Wasion Group Holdings Ltd.	49,837
144,000	Welling Holding Ltd.	17,466
96,000	Win Hanverky Holdings Ltd.	9,662
48,320	Wing Hang Bank Ltd.	512,500
77,000	Wing On Co. International Ltd.(d)	218,579
230,000	Wing Tai Properties Ltd.	141,857
254,000	Winteam Pharmaceutical Group Ltd.	49,161
838,000	Xinyi Glass Holdings Ltd.	470,358
96,500	XTEP International Holdings	42,086
1,620,000	Yanchang Petroleum International Ltd.(b)	104,515
230,000	Yeebo International Holdings(d)	34,129
45,000	YGM Trading Ltd.	108,115
2,460,000	Yingde Gases Group Co.	2,333,017
162,000	Yip’s Chemical Holdings Ltd.	109,323
1,632,200	Yuexiu Property Co. Ltd.	448,589
230,191	Yuexiu Transport Infrastructure Ltd.	103,363
906,000	Yugang International Ltd.(b)	6,430

		75,226,796

HUNGARY — 0.0%
2,915	EGIS Pharmaceuticals Plc	234,380
40	EMASZ Rt	2,214
28,924	FHB Mortgage Bank Plc(b)	62,837
57	Fotex Holding SE Co. Ltd.(b)	39
28,929	Magyar Telekom Telecommuni- cations Plc	53,586
5,822	Richter Gedeon Nyrt	1,085,882

		1,438,938

INDIA — 1.3%
355	3M India Ltd.(b)	25,334
1,375	Aban Offshore Ltd.	11,259
18,184	ABB Ltd.(d)	249,732
7,510	ABG Shipyard Ltd.(b)	51,940
25,816	ACC Ltd.	659,809
176,085	Adani Power Ltd.(b)	157,116
25,742	Aditya Birla Nuvo Ltd.(d)	435,430
6,786	AIA Engineering Ltd.(b)	49,323
3,521	AKZO Nobel India Ltd.	63,358

24

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

INDIA (continued)
20,592	Alembic Pharmaceuticals Ltd.	$25,953
36,030	Allahabad Bank	91,021
810	Allcargo Logistics Ltd.	1,988
188,105	Alok Industries Ltd.	40,387
433,717	Amara Raja Batteries Ltd.(d)	1,838,631
29,480	Amtek Auto Ltd.	39,182
801	Anant Raj Industries Ltd.	1,208
35,532	Andhra Bank.	68,329
291	Apar Industries Ltd.(b)	943
202,005	Apollo Hospitals Enterprise Ltd.(d)	2,928,969
43,566	Apollo Tyres Ltd.	69,364
110,372	Arvind Ltd.	166,907
719,185	Ashok Leyland Ltd.(b)	313,503
77,677	Aurobindo Pharma Ltd.(b)	228,865
624,355	Bajaj Electricals Ltd.(d)	2,367,663
7,450	Bajaj Finance Ltd.(d)	177,293
22,536	Bajaj Finserv Ltd.	355,666
224,250	Bajaj Hindusthan Ltd.	123,182
32,171	Bajaj Holdings and Investment Ltd.(d)	520,286
12,115	Balkrishna Industries Ltd.	59,229
189,807	Ballarpur Industries Ltd.(d)	77,623
2,239	Balmer Lawrie & Co. Ltd.	26,675
2,270	Balrampur Chini Mills Ltd.(b)	2,876
7,169	Bank of India	36,761
4,339	BASF India Ltd.	52,508
3,947	Bata India Ltd.	62,307
17,377	BEML Ltd.(b)	45,546
9,632	BEML Ltd.(b)	51,835
1,115,612	Berger Paints India Ltd.(d)	2,924,088
2,434	Bharat Electronics Ltd.(b)	55,652
39,760	Bharat Forge Ltd.(b)	201,368
12,744	Bharat Petroleum Corp. Ltd.	80,309
60,760	Bhushan Steel Ltd.	556,265
19,899	Biocon Ltd.	98,413
11,513	Birla Corp. Ltd.(d)	55,612
1,274	Blue Dart Express Ltd.	41,326
4,107	Bombay Rayon Fashions Ltd.(b)	19,964
10,113	Britannia Industries Ltd.	90,837
459	Cadila Healthcare Ltd.	7,423
15,431	Canara Bank	115,313
7,476	Carborundum Universal Ltd.	21,235
29,868	Century Plyboards India Ltd.(b)(d)	33,341
18,212	Century Textiles & Industries Ltd.	131,355
6,433	CESC Ltd.	32,885
38,402	Chambal Fertilizers & Chemicals Ltd.	47,757
9,705	Cholamandalam Investment and Finance Co. Ltd.	39,455
1,594	Clariant Chemicals India Ltd.	19,411
1,522	CMC Ltd.	31,654
10,128	Colgate Palmolive India Ltd.	240,082

Shares		Value

INDIA (continued)
674	Core Education & Technologies Ltd.	$3,880
25,373	Coromandel International Ltd.	134,471
168,271	CRISIL Ltd.(d)	2,971,604
60,376	Crompton Greaves Ltd.	140,067
17,092	Cummins India Ltd.	155,685
128,260	Dabur India Ltd.	296,718
2,774	Dalmia Bharat Enterprises Ltd.	8,302
6,484	DB Corp. Ltd.	25,191
54,708	DB Realty Ltd.(b)	99,714
12,425	Deepak Fertilizers & Petrochemicals Corp. Ltd.	30,765
120,805	Dish TV India Ltd.(b)	169,210
3,236	Divi’s Laboratories Ltd.	72,125
80,935	Edelweiss Financial Services Ltd.	50,777
3,496	Educomp Solutions Ltd.	9,543
4,564	Eicher Motors Ltd.	197,000
25,575	EID Parry India Ltd.	110,653
13,381	EIH Ltd.	18,867
1,898	Elder Pharmaceuticals Ltd.	10,043
275,497	Emami Ltd.(b)(d)	2,921,666
195	Escorts Ltd.	240
3,864	Essar Oil Ltd.(b)	4,514
20,708	Essar Ports Ltd.	39,091
31,009	Essar Shipping Ltd.(b)	16,832
36,761	Exide Industries Ltd.	96,695
4,776	FDC Ltd.	7,595
60,849	Federal Bank Ltd.(b)	546,391
6,289	Federal-Mogul Goetze India Ltd.(b)	23,171
3,815	Financial Technologies India Ltd.(b)	70,506
705,853	Fortis Healthcare Ltd.(b)(d)	1,334,422
9,586	Future Capital Holdings Ltd.(b)	27,389
29,363	Gammon India Ltd.	22,270
32,742	Gateway Distriparks Ltd.	87,036
1,177	Gillette India Ltd.	48,353
22,442	Gitanjali Gems Ltd.(b)	166,871
3,418	GlaxoSmithKline Consumer Healthcare Ltd.	193,408
7,102	GlaxoSmithKline Pharmaceuticals Ltd.	264,700
14,696	Glenmark Pharmaceuticals Ltd.	116,732
22,105	GMR Infrastructure Ltd.(b)	8,239
273	Godfrey Phillips India Ltd.	16,874
30,654	Godrej Consumer Products Ltd.	410,278
23,771	Godrej Industries Ltd.	133,073
4,689	Godrej Properties Ltd.	50,381
3,081	Gokul Refoils & Solvent Ltd.	2,483
50,128	Great Eastern Shipping Co. Ltd. (The)(d)	239,481
17,225	Greaves Cotton Ltd.	24,895
2,596	Grindwell Norton Ltd.	12,547
16,010	Gruh Finance Ltd.	57,350
15,133	Gujarat Alkalies & Chemicals(b)	36,851

25

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

INDIA (continued)
8,892	Gujarat Flourochemicals Ltd.	$54,423
8,789	Gujarat Gas Co. Ltd.	48,850
29,561	Gujarat Mineral Development Corp. Ltd.(b)	115,837
26,956	Gujarat Narmada Valley Fertilizers Co. Ltd.(b)	40,738
659,082	Gujarat Pipavav Port Ltd.(b)(d)	583,183
84,645	Gujarat State Fertilisers & Chemicals Ltd.	117,224
52,661	Gujarat State Petronet Ltd.(b)	73,664
3,304	Gulf Oil Corp Ltd.(b)	5,472
6,229	Havells India Ltd.	66,754
2,793	HBL Power Systems Ltd.(b)	797
27,483	HeidelbergCement India Ltd(b)	24,880
18,832	Hexa Tradex Ltd.(b)(d)	12,252
137,134	Hexaware Technologies Ltd.	285,892
4,530	Himadri Chemicals & Industries(b)	2,358
76,602	Hindalco Industries Ltd.	166,176
375	Hinduja Ventures Ltd.	3,277
248,507	Hindustan Construction Co.(b)	78,763
4,729	Hindustan Petroleum Corp. Ltd.(b)	26,210
430	Honeywell Automation India Ltd.	21,534
17,519	Housing Development & Infrastructure Ltd.(b)	31,264
722,385	HSIL Ltd.(d)	1,600,003
16,049	HT Media Ltd.	30,654
1,883	HTMT Global Solutions Ltd.(b)	11,304
49,378	ICRA Ltd.(d)	1,256,548
94,790	IDBI Bank Ltd.	162,991
475,747	IDFC Ltd.	1,430,911
27,319	India Cements Ltd.	48,651
85,322	India Infoline Ltd.	109,914
29,515	Indiabulls Financial Services Ltd.	136,670
20,989	Indian Bank	65,548
230,293	Indian Hotels Co. Ltd.(d)	268,629
29,466	Indian Overseas Bank	39,164
10,119	Indraprastha Gas Ltd.(b)	48,361
45,438	IndusInd Bank Ltd.	306,524
3,468	Info Edge India Ltd.(b)	22,873
16,196	Infotech Enterprises Ltd.	56,330
40,792	ING Vysya Bank Ltd.(d)	347,295
2,118	Ingersoll-Rand India Ltd.	19,076
323,988	Ipca Laboratories Ltd.(d)	2,764,392
21,385	IRB Infrastructure Developers Ltd.(b)	48,439
24,079	IVRCL Infrastructures & Projects Ltd.(b)	17,748
16,485	Jagran Prakashan Pvt Ltd.(b)	30,491
16,998	Jai Corp. Ltd.	17,821
15,000	Jain Irrigation Systems Ltd. - DVR	18,264
8,452	Jaiprakash Power Ventures Ltd.(b)	6,041

Shares		Value

INDIA (continued)
7,028	Jammu & Kashmir Bank Ltd.(b)	$161,345
9,049	Jet Airways India Ltd.(b)	56,402
6,226	Jindal Poly Films Ltd.	23,338
94,163	Jindal Saw Ltd.(d)	199,546
6,613	Jindal Stainless Ltd.(b)	8,113
28,915	JSW Energy Ltd.	34,346
12,739	JSW Steel Ltd.	174,171
113,709	Jubilant Foodworks Ltd.(b)	2,682,344
5,000	Jubilant Organosys Ltd.(b)	20,634
8,012	Jyothy Laboratories Ltd.	26,362
90,563	Kakinada Fertilizers Ltd.(b)(c)(d)	18,872
7,830	Kalpataru Power Transmission Ltd.(b)	12,809
93,172	Karnataka Bank Ltd.	234,684
1,762	Karur Vysya Bank Ltd.	15,168
24,476	KPIT Cummins Infosystems Ltd.	56,851
3,316	KSB Pumps Ltd.	14,178
1,091	Lakshmi Machine Works Ltd.	41,866
109,325	LIC Housing Finance Ltd.	494,650
15,690	Lupin Ltd.	165,460
21,876	Madras Cements Ltd.	82,571
11,875	Maharashtra Seamless Ltd.(d)	72,846
9,910	Mahindra & Mahindra Financial Services Ltd.	159,201
294	Mahindra Lifespace Developers Ltd.	2,214
3,619	Manaksia Ltd.(b)	2,997
60,692	Mangalore Refinery & Petrochemicals Ltd.(b)	71,528
60,461	Marico Ltd.	236,472
39,550	MAX India Ltd.(b)	177,918
1,025	Merck Ltd.(b)	11,811
16,192	Monnet Ispat & Energy Ltd.	88,492
46,986	Motherson Sumi Systems Ltd.	136,953
13,466	Mphasis Ltd.	97,250
23	MRF Ltd.	4,343
134,813	Nagarjuna Construction Co.(b)	109,765
82,330	Nagarjuna Oil Refinery Ltd.(b)	8,264
104,110	National Aluminium Co. Ltd.	90,476
31,270	NHPC Ltd.	12,498
16,197	NIIT Technologies Ltd.	88,505
38,070	OMAXE Ltd.(b)	110,753
21,234	Opto Circuits India Ltd.(b)	47,524
6,434	Oracle Financial Sevices Software Ltd.(b)	347,086
21,487	Orchid Chemicals & Pharmaceuticals Ltd.	41,660
8,317	Orient Paper & Industries Ltd.	11,835
36,385	Oriental Bank of Commerce	209,335
550	Orissa Minerals Development Co. Ltd.	44,569
14,725	Oswal Chemical & Fertilizers(b)	8,266
28,655	Page Industries Ltd.(d)	1,781,782
3,860	Peninsula Land Ltd.(b)	5,260
104,278	Petronet LNG Ltd.	325,463

26

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

INDIA (continued)
1,595	Pfizer Ltd.	$33,801
4,125	Phoenix Mills Ltd.	15,367
382,315	Pidilite Industries Ltd.(d)	1,369,142
50,534	Pipavav Defence & Offshore Engineering Co. Ltd.(b)	74,305
7,053	Plethico Pharmaceuticals Ltd.	32,312
40,716	Prism Cement Ltd.	42,044
1,195	Procter & Gamble Hygiene & Health Care Ltd.(d)	54,760
60,577	PTC India Ltd.	71,731
29,314	Punj Lloyd Ltd.(b)	27,491
351,616	Radico Khaitan Ltd.(b)(d)	784,347
14,719	Rain Commodities Ltd.	10,602
24,971	Rajesh Exports Ltd.(b)	56,677
798,227	Rallis India Ltd.(d)	2,114,459
19,421	Ranbaxy Laboratories Ltd.(b)	189,571
22,060	Raymond Ltd.	157,018
49,404	Redington India Ltd.	74,388
53,752	REI Agro Ltd.(b)	10,192
3,937	Reliance Capital Ltd.(b)	27,931
91,273	Reliance Communications Ltd.(b)	91,366
1,446	Reliance Infrastructure Ltd.	12,581
16,026	Rolta India Ltd.	19,334
87,447	Ruchi Soya Industries Ltd.	107,937
21,104	Rural Electrification Corp. Ltd.(b)	84,522
9,422	S Mobility Ltd.	6,874
3,688	Sadbhav Engineering Ltd.(b)	10,009
612	Sanofi India Ltd.	25,336
14,299	Satyam Computer Services Ltd.(b)	29,053
34,798	Sesa Goa Ltd.	110,646
12,866	Shipping Corp. of India Ltd.(b)	12,114
2,527	Shoppers Stop Ltd.	20,302
223,438	Shree Renuka Sugars Ltd.	130,836
57,652	Shriram Transport Finance Co. Ltd.(d)	669,811
580,846	Sintex Industries Ltd.(b)	694,813
105,935	SKF India Ltd.(d)	1,276,064
104	Solar Industries India Ltd.	1,887
426,240	South Indian Bank Ltd.	183,427
9,842	SRF Ltd.	40,790
3,969	State Bank of Bikaner & Jaipur	27,926
8,719	Sun TV Network Ltd.(b)	53,170
4,547	Sundaram Finance Ltd.	77,425
6,405	Supreme Industries Ltd.	34,647
62,836	Suzlon Energy Ltd.(b)	18,397
38,891	Syndicate Bank	85,091
7,242	Tamilnadu Newsprint & Papers Ltd.(b)	14,627
32,487	Tata Chemicals Ltd.	191,317
4,726	Tata Investment Corp. Ltd.(d)	38,857
99,640	Tata Tea Ltd.(b)	275,795
7,182	Tech Mahindra Ltd.	126,831
14,853	Time Technoplast Ltd.(b)	12,577

Shares		Value

INDIA (continued)
10,567	Timken India Ltd.	$37,842
348	Titagarh Wagons Ltd.	2,128
45,835	Titan Industries Ltd.	218,972
102,381	Torrent Pharmaceuticals Ltd.(d)	1,282,070
25,014	Torrent Power Ltd.	71,283
2,157	Trent Ltd.	44,507
29,890	Triveni Turbine Ltd.	30,587
697	TTK Prestige Ltd.	41,461
15,066	Tube Investments of India	48,591
8,329	UCO Bank	11,272
10,645	Uflex Ltd.	19,986
13,600	Unichem Laboratories Ltd.	48,161
58,000	Union Bank of India	211,321
22,486	United Breweries Ltd.	322,441
43,389	United Phosphorus Ltd.(b)	91,787
3,775	United Spirits Ltd.	82,893
1,120	Vardhman Special Steels Ltd.(b)	683
5,603	Vardhman Textiles Ltd.	25,830
23,739	Videocon Industries Ltd.	75,416
11,180	VIP Industries Ltd.	17,042
902	VST Industries Ltd.	29,415
1,793	WABCO India Ltd.	53,428
15,809	Wockhardt Ltd.(b)	442,061
548	Wyeth Ltd.	8,825
31,014	Yes Bank Ltd.	237,181
180,211	Zee Entertainment Enterprises Ltd.(d)	632,975
14,226	Zee Learn Ltd.(b)	7,444
4,219	Zensar Technologies Ltd.	18,050
621	Zuari Agro Chemicals Ltd.(b)(c)(d)	3,859
621	Zuari Global Ltd.	1,401
68,526	Zydus Wellness Ltd.(d)	560,424

		61,569,497

INDONESIA — 0.6%
99,000	Adhi Karya Persero Tbk PT	14,533
7,888,000	AKR Corporindo Tbk PT	3,654,513
790,000	Aneka Tambang Persero Tbk PT	105,279
77,000	Asahimas Flat Glass Tbk PT	62,530
165,500	Astra Agro Lestari Tbk PT	360,981
42,411,000	Bakrie & Brothers Tbk PT(b)(c)	101,557
9,710,000	Bakrie Sumatera Plantations Tbk PT	120,301
9,876,000	Bakrie Telecom Tbk PT(b)	61,693
6,953,500	Bakrieland Development Tbk PT(b)	47,056
659,666	Bank Bukopin Tbk PT	43,955
505,316	Bank Danamon Indonesia Tbk PT	320,919
3,011,250	Bank Pan Indonesia Tbk PT(b)	228,861
13,000	Bank Permata Tbk PT(b)	1,922
802,000	Bank Tabungan Negara Persero Tbk PT	126,917
107,500	Bank Tabungan Pensiunan Nasional Tbk PT(b)	59,318

27

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

INDONESIA (continued)
312,500	Barito Pacific Tbk PT(b)	$16,268
54,000	Bayan Resources Tbk PT	59,032
4,004,000	Bhakti Investama Tbk PT	229,276
223,000	Bisi International PT	24,842
560,000	Budi Acid Jaya Tbk PT	8,221
2,663,600	Bumi Serpong Damai PT	343,869
4,958,000	Central Proteinaprima Tbk PT(b)(c)(d)	18,067
1,417,500	Charoen Pokphand Indonesia Tbk PT	461,186
5,595,500	Ciputra Development Tbk PT	396,142
238,000	Ciputra Surya Tbk PT	43,363
479,000	Citra Marga Nusaphala Persada Tbk PT	115,947
11,917,500	Darma Henwa Tbk PT(b)	62,038
393,500	Elnusa Tbk PT(b)	7,374
25,671,500	Energi Mega Persada Tbk PT(b)	243,218
36,500	Fajar Surya Wisesa Tbk PT	9,120
947,000	Gajah Tunggal Tbk PT	214,443
2,161,000	Global Mediacom Tbk PT	511,845
1,193,400	Gozco Plantations Tbk PT	26,713
2,673,000	Hexindo Adiperkasa Tbk PT(d)	1,989,792
1,387,000	Holcim Indonesia Tbk PT	469,313
28,500	Indah Kiat Pulp and Paper Corp. Tbk PT(b)	2,908
201,500	Indika Energy Tbk PT	32,517
28,500	Indo Tambangraya Megah Tbk PT	120,617
1,221,000	Indofood Sukses Makmur Tbk PT	724,591
396,000	Indosat Tbk PT	267,985
11,500	Inovisi Infracom Tbk PT(b)	7,483
417,000	Intiland Development Tbk PT	13,676
379,500	Japfa Comfeed Indonesia Tbk PT	192,615
561,000	Jasa Marga Persero Tbk PT	338,761
10,797,500	Kalbe Farma Tbk PT	1,090,429
12,459,500	Kawasan Industri Jababeka Tbk PT(b)	265,924
13,416,750	Lippo Karawaci Tbk PT	1,299,071
1,437,300	Matahari Putra Prima Tbk PT	225,958
1,078,500	Mayora Indah Tbk PT(d)	2,655,547
291,500	Medco Energi Internasional Tbk PT	47,951
10,369,000	Media Nusantara Citra Tbk PT	3,049,706
272,000	Mitra Adiperkasa Tbk PT	185,487
1,688,500	Mitra International Resources Tbk PT(b)(c)(d)	26,193
3,148,000	Nippon Indosari Corpindo Tbk PT(d)	1,966,476
1,246,000	Pakuwon Jati Tbk PT	36,323
2,139,500	Panin Financial Tbk PT(b)	29,626
705,500	Panin Insurance Tbk PT	39,664
895,500	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	216,766
827,000	Polychem Indonesia Tbk PT(b)	31,427

Shares		Value

INDONESIA (continued)
1,383,000	Ramayana Lestari Sentosa Tbk PT	$159,826
77,500	Resource Alam Indonesia Tbk PT	22,996
7,234,000	Sampoerna Agro Tbk PT(d)	1,826,387
3,917,500	Selamat Sempurna Tbk PT(d)	999,258
5,073,500	Sentul City Tbk PT(b)	101,945
117,500	Sinar Mas Agro Resources & Technology Tbk PT(d)	83,186
5,000	Sinar Mas Multiartha Tbk PT	2,369
1,762,000	Summarecon Agung Tbk PT	321,031
225,000	Surya Citra Media Tbk PT	45,679
41,500	Tambang Batubara Bukit Asam Persero Tbk PT	69,131
294,000	Tiga Pilar Sejahtera Food Tbk	27,548
1,562,000	Timah Persero Tbk PT	232,552
410,000	Trada Maritime Tbk PT(b)	40,552
4,875,000	Truba Alam Manunggal Engineering PT(b)(d)	25,377
1,152,000	Tunas Baru Lampung Tbk PT	61,168
539,500	Tunas Ridean Tbk PT	50,552
26,500	Vale Indonesia Tbk PT	7,449
1,155,500	Wijaya Karya Persero Tbk PT	164,814

		27,669,925

IRELAND — 2.1%
109,408	Aer Lingus Group Plc	146,063
220,453	Beazley Plc	622,933
154,534	C&C Group Plc(b)	739,901
22,410	DCC Plc(b)	640,331
49,283	Elan Corp. Plc(b)	544,239
11,035	FBD Holdings Plc(b)	138,023
885,990	Glanbia Plc(b)(d)	8,406,064
609,279	Governor & Co. of The Bank of Ireland (The)(b)	71,864
47,500	Grafton Group Plc - Units	207,603
222,418	Greencore Group Plc	326,626
20,066	IFG Group Plc(b)	36,412
30,109	Independent News & Media Plc(b)	3,317
1,636	Irish Continental Group Plc - Units	39,865
156,642	James Hardie Industries Plc - CDI	1,500,826
291,661	Kenmare Resources Plc(b)	184,103
32,666	Kerry Group Plc - Class A	1,709,258
84,255	Kingspan Group Plc(b)(e)	880,204
6,121	Kingspan Group Plc(e)	63,946
12,329	Paddy Power Plc(b)	909,909
197,296	Petroceltic International PLC(b)	21,937
80,334	Smurfit Kappa Group Plc(b)	885,057
32,630	UBM Plc	368,336
132,882	United Drug PLC(b)(d)(e)	484,771
2,496,000	Willis Group Holdings Plc(d)	84,040,320

		102,971,908

28

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

ISLE OF MAN — 0.0%
17,071	Exillon Energy Plc(b)	$42,907
4,535	Hansard Global Plc	6,294

		49,201

ISRAEL — 1.8%
20,322	Africa Israel Investments Ltd.(b)	51,698
4,663	Airport City Ltd.(b)	21,060
925	Alon Holdings Blue Square Israel Ltd.	2,406
957	AL-ROV Israel Ltd.(b)	21,611
16,296	AudioCodes Ltd.(b)	37,022
2,233	Azrieli Group	50,075
28	Bayside Land Corp.	5,259
20,909	Bezeq The Israeli Telecommu- nication Corp. Ltd.	25,498
1,289	Biocell Ltd.(b)	7,501
409	Ceragon Networks Ltd.(b)	1,799
1,669,500	Check Point Software Technologies Ltd.(b)	74,342,835
4,039	Clal Biotechnology Industries Ltd.(b)	12,532
49,365	Clal Industries Ltd.	174,013
6,999	Clal Insurance Enterprise Holdings Ltd.	95,407
6,078	Compugen Ltd.(b)	22,192
13,567	Delek Automotive Systems Ltd.	84,819
565	Delek Group Ltd.	107,438
1,042	Delta-Galil Industries Ltd.	10,966
692	DS Apex Holdings Ltd.	3,252
4,935	Elbit Systems Ltd.	173,833
905	Electra Ltd.	76,853
1	Electra Real Estate Ltd.(b)	2
750	Elron Electronic Industries Ltd.	3,559
509	Equital Ltd.(b)	3,912
205	Evogene Ltd.(b)	900
4,175	EZchip Semiconductor Ltd.(b)	131,582
15,405	First International Bank of Israel Ltd.(b)	183,102
3,427	Formula Systems (1985) Ltd.(b)	54,551
26,484	Frutarom Industries Ltd.	285,186
1,557	Gilat Satellite Networks Ltd.(b)	6,948
4,055	Given Imaging Ltd.(b)	73,297
232	Golf & Co. Ltd.	722
1,279	Hadera Paper Ltd.(b)	55,788
3,385	Harel Insurance Investments & Finances Services Ltd.	127,690
9,063	Hot Telecommunication System Ltd.	89,868
270	Industrial Buildings Corp.(b)	360
206,540	Israel Discount Bank Ltd. - Class A(b)	291,437
477	Ituran Location & Control Ltd.	5,952
2,655	Jerusalem Oil Exploration(b)	44,703
5,171	Kamada Ltd.(b)	41,223
89	Maabarot Products Ltd.	790
2,220	Magic Software Enterprises Ltd.	10,135
9,868	Matrix IT Ltd.	43,068

Shares		Value

ISRAEL (continued)
1,459	Melisron Ltd.	$24,452
8,990	Mellanox Technologies Ltd.(b)	682,181
3,805	Menorah Mivtachim Holdings Ltd.(b)	29,187
158,600	Migdal Insurance & Financial Holding Ltd.	214,031
1,673	Mivtach Shamir Holdings Ltd.(b)	30,443
61,197	Mizrahi Tefahot Bank Ltd.(b)	555,455
7,596	Naphtha Israel Petroleum Corp. Ltd.(b)	29,183
736	Neto ME Holdings Ltd.	24,675
4,714	NICE Systems Ltd.(b)	155,974
200,000	NICE Systems Ltd. - ADR(b)	6,660,000
645	Nitsba Holdings 1995 Ltd.(b)	5,114
628,921	Oil Refineries Ltd.(b)	302,991
8,208	Osem Investments Ltd.	123,934
2,872	Paz Oil Co. Ltd.	378,334
7,123	Phoenix Holdings Ltd. (The)(b)	14,845
1,121	Plasson Industries Ltd.	30,366
715	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	21,338
7,504	REIT 1 Ltd.	13,243
1,644	Retalix Ltd.(b)	32,443
2,578	Scailex Corp. Ltd.(b)	2,277
68,879	Shikun & Binui Ltd.	114,909
13,900	Shufersal Ltd.	37,615
6,039	Strauss Group Ltd.(b)	68,248
220	Suny Electronics Inc., Ltd.(b)	190
2,366	Tower Semiconductor Ltd.(b)	19,712
2,074	Union Bank of Israel(b)	6,804

		86,360,788

ITALY — 0.4%
113,237	A2A SpA	55,685
5,394	ACEA SpA	29,644
2,255	AcegasAps SpA	16,236
320,040	Aedes SpA(b)	26,258
3,675	Aeroporto di Venezia Marco Polo SAVE SpA	34,153
3,797	Alerion Cleanpower SpA	18,505
27,658	Amplifon SpA	128,052
713	Ansaldo STS SpA	5,794
44,186	Arnoldo Mondadori Editore SpA(b)	59,562
5,010	Ascopiave SpA(b)	8,604
9,416	Astaldi SpA	60,534
10,838	Autogrill SpA	110,765
10,738	Azimut Holding SpA	135,979
208,396	Banca Carige SpA	192,049
16,412	Banca Generali SpA	241,228
1,325	Banca IFIS SpA	9,119
1,163,180	Banca Monte dei Paschi di Siena SpA(b)	321,129
131,774	Banca Piccolo Credito Valtellinese Scarl	209,398

29

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

ITALY (continued)
131,149	Banca Popolare dell’Emilia Romagna Scrl	$778,544
33,558	Banca Popolare dell’Etruria e del Lazio	36,906
1,371,995	Banca Popolare di Milano Scarl(b)	755,245
107,950	Banca Popolare di Sondrio Scarl	615,642
34,098	Banca Profilo SpA	10,647
7,285	Banco di Desio e della Brianza SpA	19,262
465,270	Banco Popolare Scarl(b)	741,759
3,334	BasicNet SpA	7,640
7,670	Biesse SpA(b)	26,146
13,563	Brembo SpA	138,351
186,475	Brioschi Sviluppo Immobiliare SpA(b)	21,028
19,914	Buzzi Unicem SpA	236,303
4,217	Caltagirone Editore SpA	4,968
22,475	Cementir Holding SpA	47,308
389,606	CIR-Compagnie Industriali Riunite SpA	445,144
2,627	Credito Bergamasco SpA	47,670
29,592	Credito Emiliano SpA	142,606
13,731	Danieli & C Officine Meccaniche SpA	392,431
4,885	Datalogic SpA	41,821
93,104	Davide Campari-Milano SpA	755,432
50,118	DeA Capital SpA(b)	83,279
23,657	Delclima(b)	20,299
23,657	De’Longhi SpA	314,907
9,154	DiaSorin SpA	307,182
1,977	EI Towers(b)	52,121
1,550	Engineering Ingegneria Informatica SpA	54,826
20,379	ERG SpA	147,391
5,852	Esprinet SpA	23,908
15,793	Eurotech SpA(b)	23,131
49,066	Falck Renewables SpA	59,781
259,038	Fiat SpA(b)	1,262,421
177,120	Finmeccanica SpA(b)	877,427
151,956	Fondiaria-Sai SpA(b)	197,744
457,280	Gemina SpA(b)	437,709
10,615	Geox SpA	30,241
31,642	Gruppo Editoriale L’Espresso SpA	31,436
45,443	Hera SpA	76,571
36,611	Immobiliare Grande Distribuzione REIT	37,820
182,644	IMMSI SpA	91,142
15,907	Impregilo SpA	64,121
16,260	Indesit Co. SpA	100,571
3,035	Industria Macchine Automatiche SpA	53,067
12,364	Intek SpA(b)	6,904
32,568	Interpump Group SpA	247,367
42,806	Iren SpA	24,152

Shares		Value

ITALY (continued)
36,786	Italcementi SpA	$185,952
2,999	Italmobiliare SpA(b)	46,179
40,005	Juventus Football Club SpA(b)	11,122
198,830	KME Group SpA(b)	90,251
762	Landi Renzo SpA(b)	1,386
12,807	Lottomatica SpA	274,725
29,519	Maire Tecnimont SpA(b)	23,550
8,217	Marcolin SpA	44,625
1,779	Mariella Burani SpA(b)(c)(d)	0
9,386	MARR SpA	88,505
189,408	Mediaset SpA	331,425
197,050	Mediobanca SpA	1,122,760
40,338	Mediolanum SpA	197,633
145,710	Milano Assicurazioni SpA(b)	62,041
7,534	Nice SpA	25,077
635,716	Parmalat SpA	1,440,315
70,369	Piaggio & C SpA	172,657
134,537	Pirelli & C. SpA	1,558,078
18,004	Poltrona Frau SpA(b)	22,706
324,328	Prelios SpA(b)	34,765
96,013	Premafin Finanziaria SpA(b)	19,327
11,421	Prysmian SpA	219,680
71,976	RCS MediaGroup SpA(b)	131,447
30,604	Recordati SpA	244,945
125,022	Reno de Medici SpA(b)	22,686
490	Reply SpA	12,734
18,065	Retelit SpA(b)	12,643
29	Sabaf SpA	328
82	SAES Getters SpA	757
16,602	Safilo Group SpA(b)	139,978
119,252	Saras SpA(b)	159,359
11,347	Screen Service Broadcasting Technologies SpA(b)	3,059
18,549	Snai SpA(b)	17,046
15,378	Societa Cattolica di Assicurazioni SCRL(b)	239,783
3,795	Societa Iniziative Autostradali e Servizi SpA	31,579
471	Societa per la Bonifica dei Terreni Ferraresi e Imprese Agricole SpA	25,146
3,079	Socotherm SpA(b)(c)(d)	273
15,879	Sogefi SpA	38,076
12,888	SOL SpA	78,044
60,496	Sorin SpA(b)	142,003
6,138	Tamburi Investment Partners SpA	11,735
331,025	Telecom Italia Media SpA(b)	70,408
20,102	Tiscali SpA(b)	1,172
3,433	Tod’s SpA	401,582
4,797	Trevi Finanziaria Industriale SpA	32,332
6,610	Uni Land SpA(b)(c)(d)	0
432,988	Unione di Banche Italiane SCPA	1,701,602
7,526	Unipol Gruppo Finanziario SpA(b)	16,456

30

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

ITALY (continued)
2,770	Vianini Lavori SpA	$11,166
10,354	Vittoria Assicurazioni SpA	63,048
13,735	Yoox SpA(b)	207,755
11,183	Zignago Vetro SpA	64,850

		21,407,816

JAPAN — 5.0%
84,000	77 Bank Ltd. (The)	319,880
4,700	A&D Co. Ltd.	15,131
779	Accordia Golf Co. Ltd.	554,268
58,000	Achilles Corp.	74,834
56,800	ADEKA Corp.	428,330
10,900	Aderans Co. Ltd.(b)	142,548
7,200	Advan Co. Ltd.	75,581
28,600	Advantest Corp.	361,127
4,300	Aeon Delight Co. Ltd.	88,445
2,200	Aeon Fantasy Co. Ltd.	29,460
800	Agrex, Inc.	7,726
8,600	Ahresty Corp.	34,258
11,600	Ai Holdings Corp.	73,817
22,400	Aica Kogyo Co. Ltd.	379,086
3,100	Aichi Bank Ltd. (The)	171,640
4,500	Aichi Corp.	17,926
84,000	Aichi Steel Corp.	312,514
9,000	Aichi Tokei Denki Co. Ltd.	30,778
38,100	Aida Engineering Ltd.	241,973
6,700	Aigan Co. Ltd.	26,102
2,800	Ain Pharmaciez, Inc.	198,171
7,400	Aiphone Co. Ltd.	128,107
38,000	Air Water, Inc.	476,012
5,200	Airport Facilities Co. Ltd.	23,971
3,200	Airtech Japan Ltd.	13,429
13,400	Aisan Industry Co. Ltd.	101,889
76,000	Akita Bank Ltd. (The)	208,493
2,100	Alconix Corp.	34,461
7,400	Alfresa Holdings Corp.	334,636
79,500	Allied Telesis Holdings KK	70,707
11,100	Alpen Co. Ltd.	203,563
3,200	Alpha Corp.	35,275
3,360	Alpha Systems, Inc.	39,690
30,200	Alpine Electronics, Inc.	262,165
86,600	Alps Electric Co. Ltd.	510,943
2,800	Altech Co. Ltd.	7,541
1,500	Altech Corp.	11,894
139,000	Amada Co. Ltd.	705,186
16,800	Amano Corp.	137,843
5	Amiyaki Tei Co. Ltd.	12,358
3,500	Amuse, Inc.	67,168
61,000	Ando Corp.	68,771
13,000	Anest Iwata Corp.	49,180
31,000	Anritsu Corp.	389,102
12,400	AOC Holdings, Inc.	42,560
1,800	AOI Electronic Co. Ltd.	26,561
16,800	AOKI Holdings, Inc.	373,333
69,000	Aomori Bank Ltd. (The)	204,848
24,100	Aoyama Trading Co. Ltd.	476,083

Shares		Value

JAPAN (continued)
10,600	Arakawa Chemical Industries Ltd.	$82,458
25,000	Araya Industrial Co. Ltd.	33,509
8,700	Arcland Sakamoto Co. Ltd.	126,092
17,638	Arcs Co. Ltd.	372,071
3,600	Argo Graphics, Inc.	46,764
218,200	Ariake Japan Co. Ltd.(d)	4,652,091
22,800	Arisawa Manufacturing Co. Ltd.	54,265
6,200	Arnest One Corp.	92,033
5,190	As One Corp.	107,337
4,000	Asahi Co. Ltd.	60,228
20,000	Asahi Diamond Industrial Co. Ltd.	176,876
6,850	Asahi Holdings, Inc.	115,497
13,000	Asahi Kogyosha Co. Ltd.	42,991
3,000	Asahi Net, Inc.	14,543
32,000	Asahi Organic Chemicals Industry Co. Ltd.	75,761
23,000	Asanuma Corp.(b)	15,558
12,400	Asatsu-DK, Inc.	284,565
31	Asax Co. Ltd.	30,173
24,000	Ashimori Industry Co. Ltd.(b)	30,665
29,000	Asics Corp.	421,032
18,000	ASKA Pharmaceutical Co. Ltd.	93,799
12,000	Asunaro Aoki Construction Co. Ltd.	64,938
10,300	Atom Corp.	52,126
77,000	Atsugi Co. Ltd.	87,774
20,300	Autobacs Seven Co. Ltd.	832,801
1,300	Avex Group Holdings, Inc.	25,697
129,000	Awa Bank Ltd. (The)	770,800
9,300	Azbil Corp.	190,241
47,000	Bando Chemical Industries Ltd.	143,067
3,000	Bank of Iwate Ltd. (The)	139,045
7,000	Bank of Kochi Ltd. (The)	6,927
47,000	Bank of Nagoya Ltd. (The)	160,729
15,100	Bank of Okinawa Ltd. (The)(d)	627,984
45,000	Bank of Saga Ltd. (The)	98,647
25,200	Bank of the Ryukyus Ltd.	316,618
8,100	Belc Co. Ltd.	119,628
20,200	Belluna Co. Ltd.	149,798
17,500	Best Denki Co. Ltd.(b)	24,333
297	Bic Camera, Inc.	145,096
500	BML, Inc.	12,570
2,100	Bookoff Corp.	17,309
27,000	Bunka Shutter Co. Ltd.	115,333
4,600	CAC Corp.	38,722
63,000	Calsonic Kansei Corp.	254,904
20	Can Do Co. Ltd.	27,233
8,600	Canon Electronics, Inc.	181,200
11,400	Canon Marketing Japan, Inc.	166,080
6,200	Capcom Co. Ltd.	118,129
17,100	Casio Computer Co. Ltd.	130,665
9,900	Cawachi Ltd.	211,071
137,000	Central Glass Co. Ltd.	396,430
2,000	Central Security Patrols Co. Ltd.	19,792

31

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

JAPAN (continued)
1,000	Central Sports Co. Ltd.	$14,305
22,650	Century Tokyo Leasing Corp.	449,425
10,800	Chiba Kogyo Bank Ltd. (The)(b)	54,115
19,000	Chino Corp.	46,649
8,400	Chiyoda Co. Ltd.	240,331
41,000	Chiyoda Corp.	661,506
1,700	Chiyoda Integre Co. Ltd.	17,505
500	Chofu Seisakusho Co. Ltd.	11,506
4,600	Chori Co. Ltd.	50,247
12,400	Chubu Shiryo Co. Ltd.(d)	79,218
40,000	Chuetsu Pulp & Paper Co. Ltd.	68,145
153,000	Chugai Mining Co. Ltd.(b)	26,832
28,000	Chugai Ro Co. Ltd.	75,060
61,000	Chugoku Bank Ltd. (The)	839,008
27,000	Chugoku Marine Paints Ltd.	133,258
45,000	Chukyo Bank Ltd. (The)	101,466
4,900	Chuo Denki Kogyo Co. Ltd.	16,573
7,000	Chuo Spring Co. Ltd.	23,938
69,200	Citizen Holdings Co. Ltd.	351,071
24,700	CKD Corp.	125,929
48,000	Clarion Co. Ltd.(b)	75,160
7,400	Cleanup Corp.	48,573
2,000	CMIC Holdings Co. Ltd.	30,590
13,700	CMK Corp.	44,620
22,200	Coca-Cola Central Japan Co. Ltd.	272,807
9,000	Coca-Cola West Co. Ltd.	137,880
11,890	Cocokara Fine, Inc.	400,355
15,500	Colowide Co. Ltd.	137,273
4,100	Computer Engineering & Consulting Ltd.	23,522
4,400	Computer Institute of Japan Ltd.	18,023
71,300	COMSYS Holdings Corp.	946,737
4,000	Co-Op Chemical Co. Ltd.(b)	4,510
8,600	Corona Corp.	105,898
7,000	Cosel Co. Ltd.	90,405
211,000	Cosmo Oil Co. Ltd.	375,323
3,500	Cosmos Pharmaceutical Corp.	345,046
2,700	Create Medic Co. Ltd.	27,057
5,300	CTI Engineering Co. Ltd.	32,332
23	Cybernet Systems Co. Ltd.	6,324
22,000	Dai Nippon Toryo Co. Ltd.	23,149
6,100	Daibiru Corp.	50,432
200,000	Daicel Corp.	1,200,050
9,000	Dai-Dan Co. Ltd.	53,213
17,000	Daido Kogyo Co. Ltd.	27,258
13,000	Daido Metal Co. Ltd.	88,914
109,000	Daido Steel Co. Ltd.	472,429
7,300	Daidoh Ltd.	41,699
8,150	Daiei, Inc. (The)(b)	15,416
21,000	Daihen Corp.	56,295
11,000	Daiho Corp.	12,815
13,000	Daiichi Chuo KK(b)	10,259
22,000	Daiichi Jitsugyo Co. Ltd.	92,046

Shares		Value

JAPAN (continued)
600	Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	$8,824
28,000	Dai-Ichi Kogyo Seiyaku Co. Ltd.	68,045
600	Daiichikosho Co. Ltd.	14,844
27,000	Daiken Corp.	59,526
19,000	Daiki Aluminium Industry Co. Ltd.	49,029
100	Daikoku Denki Co. Ltd.	2,530
1,000	Daikokutenbussan Co. Ltd.	31,793
148,000	Daikyo, Inc.	394,889
5,300	Dainichi Co. Ltd.	52,183
39,000	Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	163,660
26,000	Daio Paper Corp.	143,630
38,000	Daisan Bank Ltd. (The)	67,594
11,910	Daiseki Co. Ltd.	160,680
32,000	Daishi Bank Ltd. (The)	105,825
4,000	Daishinku Corp.	11,324
26,000	Daiso Co. Ltd.	71,978
55,000	Daito Bank Ltd. (The)	48,227
5,200	Daito Electron Co. Ltd.	21,496
13,000	Daiwa Industries Ltd.	55,205
91,000	Daiwabo Holdings Co. Ltd.	168,709
33	Daiwahouse Residential Investment Corp. REIT	260,015
10,400	DC Co. Ltd.	30,485
63,060	DCM Holdings Co. Ltd.	429,721
211,000	Denki Kagaku Kogyo KK	650,207
25,000	Denki Kogyo Co. Ltd.	114,932
12,600	Denyo Co. Ltd.	133,529
19,000	Descente Ltd.	111,149
151,000	DIC Corp.	278,053
12	Digital Garage Inc.	23,179
3,200	Disco Corp.	157,735
7,200	Don Quijote Co. Ltd.	283,653
5,350	Doshisha Co. Ltd.	148,913
4,574	Doutor Nichires Holdings Co. Ltd.	57,583
71,000	Dowa Holdings Co. Ltd.	473,155
12	Dr Ci:Labo Co. Ltd.	38,602
23	Dream Incubator, Inc.(b)	19,390
6,800	DTS Corp.	93,784
6,600	Dunlop Sports Co. Ltd.	84,081
40,300	Duskin Co. Ltd.	765,311
39	Dwango Co. Ltd.	64,487
4,400	Dydo Drinco, Inc.	187,674
4,000	Dynic Corp.	7,616
783	eAccess Ltd.	395,767
11,000	Eagle Industry Co. Ltd.	68,759
4,500	Earth Chemical Co. Ltd.	167,080
242,000	Ebara Corp.	948,841
300	Echo Trading Co. Ltd.	2,608
35,600	EDION Corp.	152,068
58,000	Ehime Bank Ltd. (The)	148,215

32

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

JAPAN (continued)
11,000	Eidai Co. Ltd.	$44,094
58,000	Eighteenth Bank Ltd. (The)	151,848
6,400	Eiken Chemical Co. Ltd.	87,947
2,900	Eizo Nanao Corp.	45,482
2,100	Elematec Corp.	26,832
3,100	Enplas Corp.	110,634
14	EPS Corp.	41,756
17,500	ESPEC Corp.	140,079
2,800	Excel Co. Ltd.	23,535
12,300	Exedy Corp.	238,512
23,000	Ezaki Glico Co. Ltd.	259,301
3,100	F&A Aqua Holdings, Inc.	36,658
381	Faith, Inc.	40,186
3,000	Falco SD Holdings Co. Ltd.	35,250
486,300	FCC Co. Ltd.(d)	8,741,582
15,000	FDK Corp.(b)	12,026
800	Felissimo Corp.	10,101
4,800	Ferrotec Corp.	18,880
54,200	FIDEA Holdings Co. Ltd.	107,273
5,000	First Baking Co. Ltd.(b)	5,011
15,100	Foster Electric Co. Ltd.	219,605
4,300	FP Corp.	323,187
34,000	France Bed Holdings Co. Ltd.	71,978
4,000	F-Tech, Inc.	62,483
64,100	Fudo Tetra Corp.(b)	84,310
5,900	Fuji Co. Ltd.	124,386
10,600	Fuji Corp. Ltd.	56,964
220,000	Fuji Electric Co. Ltd.	446,449
7,500	Fuji Electronics Co. Ltd.	100,526
16,000	Fuji Kyuko Co. Ltd.	100,213
26,600	Fuji Oil Co. Ltd.	353,867
4,800	Fuji Soft, Inc.	101,796
36,000	Fujibo Holdings, Inc.	148,816
4,600	Fujicco Co. Ltd.	59,005
12,100	Fujikura Kasei Co. Ltd.	51,080
111,000	Fujikura Ltd.	308,681
3,000	Fujikura Rubber Ltd.	9,921
8,500	Fujimori Kogyo Co. Ltd.	201,134
2,000	Fujita Kanko, Inc.	6,464
47,000	Fujitec Co. Ltd.	281,423
600	Fujitsu Frontech Ltd.	3,187
18,000	Fujitsu General Ltd.	156,257
7,700	FuKoKu Co. Ltd.	67,133
19,000	Fukuda Corp.	72,116
71,000	Fukui Bank Ltd. (The)	149,418
2,600	Fukushima Industries Corp.	45,727
105,000	Fukuyama Transporting Co. Ltd.	551,109
7,800	Funai Consulting Ltd.	51,101
7,000	Funai Electric Co. Ltd.	94,526
48,000	Furukawa Co. Ltd.(b)	42,691
201,000	Furukawa Electric Co. Ltd.(b)	400,338
55,000	Furukawa-Sky Aluminum Corp.	128,836
4,000	Furusato Industries Ltd.	34,974
13,000	Fuso Pharmaceutical Industries Ltd.	42,014

Shares		Value

JAPAN (continued)
27,700	Futaba Corp.	$326,862
24,700	Futaba Industrial Co. Ltd.(b)	92,822
3	Future Architect, Inc.	1,161
14,300	Fuyo General Lease Co. Ltd.	400,178
900	G-7 Holdings, Inc.	4,622
20,000	Gakken Holdings Co. Ltd.	54,867
6,400	Gecoss Corp.	43,452
108	Geo Holdings Corp.	121,353
10,200	Glory Ltd.	247,621
16,800	GMO internet, Inc.	117,430
43,000	Godo Steel Ltd.	64,099
6,480	Goldcrest Co. Ltd.	97,488
33,000	Goldwin, Inc.	202,142
2,000	Gourmet Kineya Co. Ltd.(b)	13,078
114,000	GS Yuasa Corp.	445,547
36,000	GSI Creos Corp.	48,703
2,090	Gulliver International Co. Ltd.	79,982
28,000	Gun-Ei Chemical Industry Co. Ltd.	68,045
95,000	Gunma Bank Ltd. (The)	458,161
64,000	Gunze Ltd.	160,341
6,600	H.I.S. Co. Ltd.	199,579
65,000	H2O Retailing Corp.	668,483
9,000	Hachijuni Bank Ltd. (The)	46,449
5,800	Hakudo Co. Ltd.	53,982
10,630	Hakuhodo DY Holdings, Inc.	636,495
9,600	Hakuto Co. Ltd.	87,426
1,400	Hamakyorex Co. Ltd.	43,650
13,500	Hamamatsu Photonics KK	467,587
172,000	Hanwa Co. Ltd.	601,127
1,400	Happinet Corp.	11,803
5,100	Harashin Narus Holdings Co. Ltd.	95,062
7,400	Hard Off Corp. Co. Ltd.	51,354
8,400	Harima Chemicals Group, Inc.	38,617
1,300	Haruyama Trading Co. Ltd.	6,449
160,500	Haseko Corp.(b)	102,537
73,300	Hazama Corp.	162,522
15,600	Heiwa Corp.	245,051
12,500	Heiwa Real Estate Co. Ltd.	146,092
12,300	Heiwado Co. Ltd.	171,334
20,900	Hibiya Engineering Ltd.	235,888
4,200	Hiday Hidaka Corp.	68,606
10,000	Higashi Nihon House Co. Ltd.	35,826
45,000	Higashi-Nippon Bank Ltd. (The)	96,956
62,000	Higo Bank Ltd. (The)	365,802
14,200	Hikari Tsushin, Inc.	784,442
1,300	Hioki EE Corp.	22,180
192,000	Hiroshima Bank Ltd. (The)	683,051
20,000	Hisaka Works Ltd.	139,045
159,000	Hitachi Cable Ltd.(b)	209,132
18,900	Hitachi Capital Corp.	362,706
11,600	Hitachi Koki Co. Ltd.	83,117
11,000	Hitachi Kokusai Electric, Inc.	74,546
14,000	Hitachi Medical Corp.	172,041

33

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

JAPAN (continued)
1,900	Hitachi Tool Engineering Ltd.(b)(c)(d)	$17,779
21,800	Hitachi Transport System Ltd.	326,877
212,000	Hitachi Zosen Corp.	265,564
5,000	Hochiki Corp.	25,304
14,000	Hodogaya Chemical Co. Ltd.	26,131
1,500	Hogy Medical Co. Ltd.	76,851
5,000	Hokkaido Coca-Cola Bottling Co. Ltd.	24,991
21,500	Hokkaido Electric Power Co., Inc.	176,945
10,000	Hokkaido Gas Co. Ltd.	28,310
28,000	Hokkan Holdings Ltd.	78,918
4,000	Hokko Chemical Industry Co. Ltd.	10,973
92,000	Hokkoku Bank Ltd. (The)	331,905
107,000	Hokuetsu Bank Ltd. (The)	205,073
97,865	Hokuetsu Kishu Paper Co. Ltd.	501,400
301,000	Hokuhoku Financial Group, Inc.	478,855
8,000	Hokuriku Electric Industry Co. Ltd.	8,719
15,800	Hokuriku Electric Power Co.	156,951
7,300	Hokuto Corp.	145,945
7,320	Honeys Co. Ltd.	116,544
195,200	Horiba Ltd.	5,318,301
9,900	Hoshizaki Electric Co. Ltd.	269,481
6,300	Hosiden Corp.	34,171
26,000	Hosokawa Micron Corp.	143,956
44,500	House Foods Corp.	718,533
87,000	Howa Machinery Ltd.	81,736
53,400	Hulic Co. Ltd.(b)	423,427
1,000	Hurxley Corp.	7,867
200	Hutech Norin Co. Ltd.	2,002
16,000	Hyakugo Bank Ltd. (The)	69,949
40,000	Hyakujushi Bank Ltd. (The)	156,833
2,000	I Metal Technology Co. Ltd.	3,082
28,800	Ibiden Co. Ltd.	362,570
7,300	IBJ Leasing Co. Ltd.	184,260
2,400	Ichibanya Co. Ltd.	77,054
9,000	Ichikoh Industries Ltd.(b)	12,627
7,300	ICHINEN Holdings Co. Ltd.	44,259
5,800	Ichiyoshi Securities Co. Ltd.	30,224
2,300	Icom, Inc.	48,057
9,700	Idec Corp.	76,186
20,000	Ihara Chemical Industry Co. Ltd.	94,701
5,700	Iida Home Max	50,267
19,500	Iino Kaiun Kaisha Ltd.	55,693
6,600	Imasen Electric Industrial	76,475
10,400	Inaba Denki Sangyo Co. Ltd.	284,004
3,200	Inaba Seisakusho Co. Ltd.	39,283
21,600	Inabata & Co. Ltd.	139,617
10,800	Inageya Co. Ltd.	132,041
25	Industrial & Infrastructure Fund Investment Corp. REIT	192,910

Shares		Value

JAPAN (continued)
8,000	Ines Corp.	$51,008
600	I-Net Corp.	4,292
6,200	Information Services International-Dentsu Ltd.	54,055
10,300	Innotech Corp.	42,965
700	Intage, Inc.	14,451
7,000	Internet Initiative Japan, Inc.	182,826
4,000	Inui Steamship Co. Ltd.(b)	9,821
1,000	Ise Chemical Corp.	6,276
131,000	Ishihara Sangyo Kaisha Ltd.(b)	101,741
13,000	Ishii Iron Works Co. Ltd.	21,007
14,000	Ishizuka Glass Co. Ltd.	23,325
15,566	IT Holdings Corp.	193,819
4,500	ITC Networks Corp.	36,077
14,000	Ito En Ltd.	263,410
19,900	Itochu Enex Co. Ltd.	103,950
1,200	Itochu-Shokuhin Co. Ltd.	43,848
71,000	Itoham Foods, Inc.	283,715
5,100	Itoki Corp.	31,687
8,400	Iwai Cosmo Holdings, Inc.	28,410
11,000	Iwaki & Co. Ltd.	23,700
27,000	Iwasaki Electric Co. Ltd.(b)	38,557
63,000	Iwatani Corp.	247,012
130,000	Iyo Bank Ltd. (The)	1,004,760
20,100	Izumi Co. Ltd.	488,211
26,000	Izumiya Co. Ltd.	128,648
46,000	Izutsuya Co. Ltd.(b)	28,235
266,000	J. Front Retailing Co. Ltd.	1,382,813
900	Jalux, Inc.	9,391
98,000	Janome Sewing Machine Co. Ltd.(b)	69,974
17,200	Japan Airport Terminal Co. Ltd.	187,017
16,000	Japan Asia Investment Co. Ltd.(b)	9,620
23,000	Japan Aviation Electronics Industry Ltd.	183,239
7,600	Japan Carlit Co. Ltd.	38,176
3,600	Japan Cash Machine Co. Ltd.	30,665
10,400	Japan Digital Laboratory Co. Ltd.	108,390
2,900	Japan Electronic Materials Corp.	13,732
20,300	Japan Foundation Engineering Co. Ltd.	74,761
6,400	Japan Medical Dynamic Marketing, Inc.	19,161
4,700	Japan Petroleum Exploration Co.	176,920
50,000	Japan Pulp & Paper Co. Ltd.	149,067
23,000	Japan Radio Co. Ltd.(b)	52,725
92,000	Japan Steel Works Ltd. (The)	545,108
22,000	Japan Transcity Corp.	75,235
8,000	Japan Vilene Co. Ltd.	33,972
38,000	Japan Wool Textile Co. Ltd. (The)	260,854
6,500	Jastec Co. Ltd.	44,701
10,000	JBCC Holdings, Inc.	69,147

34

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

JAPAN (continued)
20,000	Jeol Ltd.	$41,588
23,048	JFE Holdings, Inc.	324,803
13,000	Jidosha Buhin Kogyo Co. Ltd.	40,712
3,500	Jimoto Holdings, Inc.(b)	5,612
1,400	JK Holdings Co. Ltd.	6,787
12,000	JMS Co. Ltd.	37,430
41,000	J-Oil Mills, Inc.	106,313
20,000	Joshin Denki Co. Ltd.	218,965
8,000	JSP Corp.	103,420
13,000	Juki Corp.	15,959
35,000	Juroku Bank Ltd. (The)	113,554
32,510	JVC Kenwood Corp.	115,249
2,000	Kabuki-Za Co. Ltd.(d)	115,245
7,600	Kadokawa Group Holdings, Inc.	233,722
5,500	Kaga Electronics Co. Ltd.	50,088
20,100	Kagome Co. Ltd.	409,906
70,000	Kagoshima Bank Ltd. (The)	446,323
11,300	Kakaku.com, Inc.	387,141
28,000	Kaken Pharmaceutical Co. Ltd.	433,872
5,800	Kameda Seika Co. Ltd.	143,856
10,000	Kamei Corp.	86,308
91,000	Kamigumi Co. Ltd.	734,110
14,000	Kanaden Corp.	81,548
10,000	Kanagawa Chuo Kotsu Co. Ltd.	58,875
21,000	Kanamoto Co. Ltd.	255,956
5,000	Kandenko Co. Ltd.	23,300
97,000	Kaneka Corp.	472,667
81,000	Kanematsu Corp.(b)	95,378
12,300	Kanematsu Electronics Ltd.	136,667
47,000	Kansai Paint Co. Ltd.	505,737
15,000	Kanto Denka Kogyo Co. Ltd.	23,675
16,000	Kanto Natural Gas Development Ltd.	84,580
50	Kappa Create Co. Ltd.	1,077
18,000	Kasai Kogyo Co. Ltd.	73,281
16,800	Kasumi Co. Ltd.	109,643
5,000	Katakura Industries Co. Ltd.	43,217
11,900	Kato Sangyo Co. Ltd.	215,401
50,000	Kato Works Co. Ltd.	137,793
2,400	Kawada Technologies, Inc.	31,086
32,000	Kawai Musical Instruments Manufacturing Co. Ltd.	66,942
8,000	Kawasaki Kinkai Kisen Kaisha Ltd.	18,940
43,000	Kawasaki Kisen Kaisha Ltd.(b)	54,403
7,000	Kawasumi Laboratories, Inc.	38,144
73,000	Keihan Electric Railway Co. Ltd.	352,061
15,900	Keihanshin Building Co. Ltd.	75,287
3,000	Keihin Co. Ltd. (The)	3,457
10,600	Keihin Corp.	127,736
89,000	Keisei Electric Railway Co. Ltd.	816,084
159,000	Keiyo Bank Ltd. (The)	697,106
13,300	Keiyo Co. Ltd.	70,973
746	Kenedix, Inc.(b)	96,719

Shares		Value

JAPAN (continued)
2,000	Kentucky Fried Chicken Japan Ltd.	$51,234
36,200	Kewpie Corp.	597,212
6,525	KEY Coffee, Inc.	126,855
4,000	KI Holdings Co. Ltd.(b)	5,111
22,700	Kikkoman Corp.	301,416
11,200	Kimoto Co. Ltd.	59,767
49,000	Kinden Corp.	306,902
600	King Jim Co. Ltd.	4,825
29,000	Kinki Nippon Tourist Co. Ltd.(b)	34,874
7,000	Kinki Sharyo Co. Ltd.	22,535
7,200	Kintetsu World Express, Inc.	202,751
18,000	Kinugawa Rubber Industrial Co. Ltd.	105,299
5,900	Kisoji Co. Ltd.	120,986
13,900	Kissei Pharmaceutical Co. Ltd.	236,803
66,000	Kitagawa Iron Works Co. Ltd.	109,959
3,100	Kita-Nippon Bank Ltd. (The)	84,694
21,000	Kitano Construction Corp.	50,770
31,000	Kitz Corp.	130,866
271,000	Kiyo Holdings, Inc.	370,024
29,600	Koa Corp.	231,372
22,000	Koatsu Gas Kogyo Co. Ltd.	114,368
8,200	Kobayashi Pharmaceutical Co. Ltd.	432,958
4,000	Kobe Steel Ltd.	3,507
24,000	Kohnan Shoji Co. Ltd.	290,718
1,300	Kohsoku Corp.	11,155
13,000	Koike Sanso Kogyo Co. Ltd.	27,521
33,000	Koito Manufacturing Co. Ltd.	409,658
17,500	Kojima Co. Ltd.	61,161
35,700	Kokuyo Co. Ltd.	277,264
23,000	KOMAIHALTEC, Inc.	60,792
5,000	Komatsu Seiren Co. Ltd.	23,174
4,300	Komatsu Wall Industry Co. Ltd.	57,797
11,700	Komeri Co. Ltd.	282,424
12,300	Komori Corp.	64,404
5,500	Konaka Co. Ltd.	54,290
9,700	Konishi Co.Ltd.	145,202
6,500	Kose Corp.	140,292
2,000	Kosei Securities Co. Ltd.	1,854
2,100	Kourakuen Corp.	30,541
39,000	Krosaki Harima Corp.	89,891
4,200	KRS Corp.	49,455
13,828	K’s Holdings Corp.	370,167
800	KU Holdings Co. Ltd.	4,490
79,000	Kumagai Gumi Co. Ltd.(b)	71,251
7,000	Kumiai Chemical Industry Co. Ltd.	31,655
400	Kura Corp.	5,572
96,000	Kurabo Industries Ltd.	147,914
39,000	Kureha Corp.	151,447
40,000	Kurimoto Ltd.	122,260
23,400	Kuroda Electric Co. Ltd.	263,517
72,000	KYB Co. Ltd.	258,850

35

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

JAPAN (continued)
34,000	Kyodo Printing Co. Ltd.	$76,237
41,000	Kyodo Shiryo Co. Ltd.	46,737
3,300	Kyoei Steel Ltd.	51,424
5,000	Kyokuto Boeki Kaisha Ltd.(b)	7,516
13,600	Kyokuto Kaihatsu Kogyo Co. Ltd.	113,120
5,900	Kyokuto Securities Co. Ltd.	44,788
26,000	Kyokuyo Co. Ltd.	57,648
30,000	KYORIN Holdings, Inc.	634,348
4,500	Kyoritsu Maintenance Co. Ltd.	96,280
40,000	Kyosan Electric Manufacturing Co. Ltd.	130,277
2,400	Kyoto Kimono Yuzen Co. Ltd.	29,012
64,000	Kyowa Exeo Corp.	671,026
1,600	Kyowa Leather Cloth Co. Ltd.	5,231
24,000	Kyudenko Corp.	108,531
2,700	LEC, Inc.	33,754
61,500	Leopalace21 Corp.(b)	184,893
8,600	Life Corp.	132,830
19,500	Lintec Corp.	336,847
54,000	Lion Corp.	311,838
25,000	Look, Inc.	123,074
198	M3, Inc.	380,474
4,300	Mabuchi Motor Co. Ltd.	182,062
4,500	Macnica, Inc.	88,557
6,000	MacroMill, Inc.	73,356
50,000	Maeda Corp.	221,095
47,000	Maeda Road Construction Co. Ltd.	589,929
5,000	Maezawa Kasei Industries Co. Ltd.	52,173
5,000	Maezawa Kyuso Industries Co. Ltd.	63,197
78,000	Makino Milling Machine Co. Ltd.	366,404
6,000	Mandom Corp.	158,437
4,900	Mars Engineering Corp.	116,746
11,900	Marubun Corp.	49,639
95,000	Marudai Food Co. Ltd.	333,208
14,000	Maruei Department Store Co. Ltd.(b)	14,381
13,000	Maruetsu, Inc. (The)	42,829
4,000	Marufuji Sheet Piling Co. Ltd.	8,969
30,910	Maruha Nichiro Holdings, Inc.	50,723
170,900	Marui Group Co. Ltd.	1,228,819
20,200	Maruichi Steel Tube Ltd.	420,043
22,900	Marusan Securities Co. Ltd.	70,567
2,900	Maruwa Co. Ltd.	85,369
24,000	Maruyama Manufacturing Co., Inc.	45,998
900	Maruzen CHI Holdings Co. Ltd.(b)	2,492
25,000	Maruzen Showa Unyu Co. Ltd.	72,968
6,500	Matsuda Sangyo Co. Ltd.	86,471
7,000	Matsui Securities Co. Ltd.	47,175
22,000	Matsumotokiyoshi Holdings Co. Ltd.	529,676

Shares		Value

JAPAN (continued)
2,700	Matsuya Foods Co. Ltd.	$48,906
12,000	Max Co. Ltd.	131,229
3,700	Maxvalu Tokai Co. Ltd.	52,281
2,400	MEC Co. Ltd.	6,734
102,200	Medipal Holdings Corp.	1,300,704
7,600	Megachips Corp.	169,651
7,850	Megane Top Co. Ltd.	90,271
19,000	Megmilk Snow Brand Co. Ltd.	320,832
65,000	Meidensha Corp.	228,799
300	Meiko Electronics Co. Ltd.	2,322
6,700	Meiko Network Japan Co. Ltd.	67,982
10,700	Meitec Corp.	235,633
200	Meito Transportation Co. Ltd.	1,483
20,900	Meiwa Corp.	82,993
10,100	Meiwa Estate Co. Ltd.	44,535
4,500	Melco Holdings, Inc.	93,968
34,000	Michinoku Bank Ltd. (The)	66,441
33,000	Mie Bank Ltd. (The)	70,274
13,700	Mikuni Coca-Cola Bottling Co. Ltd.	113,781
2,448	Milbon Co. Ltd.	79,147
700	Mimasu Semiconductor Industry Co. Ltd.	5,498
72,000	Minato Bank Ltd. (The)	128,974
35,000	Minebea Co. Ltd.	114,869
12,600	Ministop Co. Ltd.	212,604
182,700	Miraca Holdings, Inc.	7,724,070
12,340	Mirait Holdings Corp.	100,012
8,500	Misawa Homes Co. Ltd.	124,897
23,300	MISUMI Group, Inc.	571,774
4,800	Mitani Corp.	52,191
5,000	Mito Securities Co. Ltd.	8,831
21,000	Mitsuba Corp.	133,897
21,000	Mitsubishi Gas Chemical Co., Inc.	103,645
13,000	Mitsubishi Kakoki Kaisha Ltd.	21,333
22,000	Mitsubishi Logistics Corp.	283,578
51,000	Mitsubishi Paper Mills Ltd.(b)	43,442
10,600	Mitsubishi Pencil Co. Ltd.	187,356
3,400	Mitsubishi Shokuhin Co. Ltd.	82,839
25,000	Mitsubishi Steel Manufacturing Co. Ltd.	42,591
14,000	Mitsuboshi Belting Co. Ltd.	77,515
112,000	Mitsui Chemicals, Inc.	231,492
142,000	Mitsui Engineering & Shipbuilding Co. Ltd.	170,763
5,300	Mitsui High-Tec, Inc.(b)	39,370
14,000	Mitsui Home Co. Ltd.	68,220
511	Mitsui Knowledge Industry Co. Ltd.	83,406
19,000	Mitsui Matsushima Co. Ltd.	26,895
246,000	Mitsui Mining & Smelting Co. Ltd.	520,782
66,000	Mitsui Sugar Co. Ltd.	212,477
29,000	Mitsui-Soko Co. Ltd.	88,638
24,600	Mitsumi Electric Co. Ltd.(b)	118,331

36

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

JAPAN (continued)
7,000	Mitsuuroko Holdings Co. Ltd.	$45,597
147,600	Miura Co. Ltd.(d)	3,372,446
7,100	Miyachi Corp.	44,914
38,000	Miyaji Engineering Group, Inc.(b)	64,738
30,000	Miyazaki Bank Ltd. (The)	73,657
26,000	Miyoshi Oil & Fat Co. Ltd.	32,244
62,000	Mizuno Corp.	288,914
19,000	Mochida Pharmaceutical Co. Ltd.	244,908
2,200	Modec, Inc.	44,645
274	Monex Group, Inc.	46,611
45,600	Mori Seiki Co. Ltd.	285,607
16,000	Morinaga & Co. Ltd.	35,275
145,000	Morinaga Milk Industry Co. Ltd.	479,519
14,000	Morita Holdings Corp	117,675
22,000	Mory Industries, Inc.	60,904
9,300	MOS Food Services, Inc.	177,892
14,500	Moshi Moshi Hotline, Inc.	218,145
11,900	Mr Max Corp.	46,360
2,000	Murakami Corp.	22,798
9,000	Musashi Seimitsu Industry Co. Ltd.	188,275
21,800	Musashino Bank Ltd. (The)	623,988
26,000	Mutoh Holdings Co. Ltd.	56,996
23,900	Nabtesco Corp.	444,888
100	NAC Co. Ltd.	2,217
57,000	Nachi-Fujikoshi Corp.	177,076
5,500	Nagaileben Co. Ltd.	80,747
13,000	Nagano Bank Ltd. (The)	24,753
1,000	Nagano Keiki Co. Ltd.	8,844
91,400	Nagase & Co. Ltd.	974,338
7,000	Nagatanien Co. Ltd.	68,921
49,000	Nagoya Railroad Co. Ltd.	133,809
22,000	Nakabayashi Co. Ltd.	46,574
13,000	Nakamuraya Co. Ltd.	64,161
27,000	Nakayama Steel Works Ltd.(b)	13,191
28,000	Nankai Electric Railway Co. Ltd.	126,619
85,000	Nanto Bank Ltd. (The)	432,294
3,600	Natori Co. Ltd.	39,324
16,000	NDS Co. Ltd.	48,703
9,600	NEC Capital Solutions Ltd.	134,686
7,400	NEC Fielding Ltd.	86,857
4,200	NEC Mobiling Ltd.	174,671
19,700	NEC Networks & System Integration Corp.	360,044
31,800	NET One Systems Co. Ltd.	353,732
27,200	Neturen Co. Ltd.	165,933
20,000	NGK Spark Plug Co. Ltd.	223,475
63,700	NHK Spring Co. Ltd.	530,634
26,000	Nice Holdings, Inc.	56,019
11,000	Nichia Steel Works Ltd.	25,354
38,000	Nichias Corp.	186,121
17,000	Nichiban Co. Ltd.	53,238
32,700	Nichicon Corp.	222,424

Shares		Value

JAPAN (continued)
3,500	Nichiden Corp.	$94,438
16,000	Nichiha Corp.	171,765
19,100	Nichii Gakkan Co.	173,941
22,000	Nichimo Co. Ltd.	45,196
125,000	Nichirei Corp.	688,964
18,000	Nichireki Co. Ltd.	85,231
900	Nidec Copal Corp.	6,798
1,088	Nidec Corp.	77,413
5,600	Nidec-Tosok Corp.	36,758
466,300	Nifco, Inc.(d)	10,584,186
78	NIFTY Corp.	121,060
808	Nihon Chouzai Co. Ltd.	21,447
2,100	Nihon Dempa Kogyo Co. Ltd.	22,781
2,400	Nihon Eslead Corp.	20,654
12,300	Nihon Kohden Corp.	457,148
3,000	Nihon M&A Center, Inc.	90,004
27,000	Nihon Nohyaku Co. Ltd.	119,729
24,000	Nihon Parkerizing Co. Ltd.	362,270
2,800	Nihon Plast Co. Ltd.	14,135
1,000	Nihon Shokuhin Kako Co. Ltd.	4,121
1,100	Nihon Tokushu Toryo Co. Ltd.	4,699
2,050	Nihon Trim Co. Ltd.	55,519
10,000	Nihon Unisys Ltd.	72,654
49,000	Nihon Yamamura Glass Co. Ltd.	101,892
29,000	Nikkiso Co. Ltd.	345,472
6,000	Nikko Co. Ltd.	22,548
55,000	Nippo Corp.	622,823
43,000	Nippon Beet Sugar Manufacturing Co. Ltd.	82,413
43,000	Nippon Carbide Industries Co., Inc.	106,652
47,000	Nippon Carbon Co. Ltd.	80,070
8,100	Nippon Ceramic Co. Ltd.	108,568
31,000	Nippon Chemical Industrial Co. Ltd.(b)	38,444
70,000	Nippon Chemi-Con Corp.(b)	101,716
3,000	Nippon Chemiphar Co. Ltd.	19,880
115,000	Nippon Coke & Engineering Co. Ltd.	135,413
18,000	Nippon Concrete Industries Co. Ltd.	55,919
26,000	Nippon Conveyor Co. Ltd.	23,124
42,000	Nippon Denko Co. Ltd.	98,384
26,000	Nippon Densetsu Kogyo Co. Ltd.	236,778
59,000	Nippon Electric Glass Co. Ltd.	300,063
400	Nippon Felt Co. Ltd.	1,994
600	Nippon Filcon Co. Ltd.	2,939
9,700	Nippon Fine Chemical Co. Ltd.(d)	64,278
38,000	Nippon Flour Mills Co. Ltd.	158,988
26,000	Nippon Formula Feed Manufacturing Co. Ltd.	33,221
9,200	Nippon Gas Co. Ltd.	160,767
11,000	Nippon Hume Corp.	55,806

37

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

JAPAN (continued)
31	Nippon Jogesuido Sekkei Co. Ltd.	$43,492
3,400	Nippon Kanzai Co. Ltd.	63,034
60,000	Nippon Kayaku Co. Ltd.	667,418
44,000	Nippon Kinzoku Co. Ltd.(b)	57,873
56,000	Nippon Koei Co. Ltd.	183,089
17,200	Nippon Konpo Unyu Soko Co. Ltd.	207,055
25,000	Nippon Koshuha Steel Co. Ltd.	22,861
432,900	Nippon Light Metal Holdings Co. Ltd.(b)	390,440
60,000	Nippon Meat Packers, Inc.	744,081
66,000	Nippon Paint Co. Ltd.	528,298
34,800	Nippon Paper Group, Inc.	398,001
6	Nippon Parking Development Co. Ltd.	325
16,000	Nippon Pillar Packing Co. Ltd.	99,812
46,000	Nippon Piston Ring Co. Ltd.	74,333
54,000	Nippon Road Co. Ltd. (The)	199,549
19,000	Nippon Seiki Co. Ltd.	182,550
4,000	Nippon Seiro Co. Ltd.	11,074
10,000	Nippon Seisen Co. Ltd.	35,576
28,000	Nippon Sharyo Ltd.	101,716
42,000	Nippon Sheet Glass Co. Ltd.	34,724
35,000	Nippon Shinyaku Co. Ltd.	421,771
64,000	Nippon Shokubai Co. Ltd.	627,734
23,500	Nippon Signal Co. Ltd. (The)	131,586
74,000	Nippon Soda Co. Ltd.	321,659
28,000	Nippon Steel Trading Co. Ltd.	65,239
53,800	Nippon Suisan Kaisha Ltd.	117,938
35,000	Nippon Synthetic Chemical Industry Co. Ltd. (The)	229,738
16,000	Nippon Thompson Co. Ltd.	55,318
3,000	Nippon Tungsten Co. Ltd.	4,547
21,000	Nippon Valqua Industries Ltd.	56,295
18,000	Nippon Yusoki Co. Ltd.	48,253
32,500	Nipro Corp.	222,285
1,000	Nishikawa Rubber Co. Ltd.	9,207
97,000	Nishimatsu Construction Co. Ltd.	151,885
6,400	Nishimatsuya Chain Co. Ltd.	51,550
327,000	Nishi-Nippon City Bank Ltd. (The)	745,509
73,000	Nishi-Nippon Railroad Co. Ltd.	309,996
18,300	Nissan Chemical Industries Ltd.	201,729
74,000	Nissan Shatai Co. Ltd.	811,099
30,000	Nissan Tokyo Sales Holdings Co. Ltd.(b)	121,759
6,300	Nissei Corp.(d)	55,795
1,500	Nissei Plastic Industrial Co. Ltd.	5,675
9,800	Nissen Holdings Co. Ltd.	38,301
5,800	Nissha Printing Co. Ltd.(b)	44,247
34,000	Nisshin Oillio Group Ltd. (The)	125,216
22,924	Nisshin Steel Holdings Co. Ltd.(b)	151,908
40,000	Nisshinbo Holdings, Inc.	261,556
34,000	Nissin Corp.	84,329

Shares		Value

JAPAN (continued)
22,000	Nissin Electric Co. Ltd.	$127,045
18,300	Nissin Kogyo Co. Ltd.	262,477
2,600	Nissin Sugar Holdings Co. Ltd.(b)	49,440
6,500	Nissui Pharmaceutical Co. Ltd.	67,907
12,300	Nitta Corp.	189,207
8,600	Nittan Valve Co. Ltd.	27,794
27,000	Nittetsu Mining Co. Ltd.	108,568
125,000	Nitto Boseki Co. Ltd.	410,247
17,600	Nitto Kogyo Corp.	269,413
4,800	Nitto Kohki Co. Ltd.	108,470
9,000	Nitto Seiko Co. Ltd.	23,563
7,400	Noevir Holdings Co. Ltd.	113,183
109,000	NOF Corp.	520,218
12,000	Nohmi Bosai Ltd.	75,911
17,000	Nomura Co. Ltd.	61,543
42,000	Noritake Co. Ltd.	97,858
8,700	Noritsu Koki Co. Ltd.	34,656
13,800	Noritz Corp.	226,629
62,900	North Pacific Bank Ltd.(b)	162,312
7,700	NS Solutions Corp.	155,871
12,000	NS United Kaiun Kaisha Ltd.(b)	13,078
3,100	NSD Co. Ltd.	29,668
197,000	NTN Corp.	352,887
4,500	Obara Group, Inc.	49,380
21,000	Obayashi Road Corp.	53,401
2,000	OBIC Business Consultants Ltd.	105,725
960	Obic Co. Ltd.	197,580
32,000	Oenon Holdings, Inc.	78,567
78,000	Ogaki Kyoritsu Bank Ltd. (The)	274,558
4,300	Ohara, Inc.	32,696
900	Ohashi Technica, Inc.	6,110
14,038	Oiles Corp.	263,773
41,000	Oita Bank Ltd. (The)	137,642
33,100	Okabe Co. Ltd.	208,559
26,000	Okamoto Industries, Inc.	101,290
9,000	Okamoto Machine Tool Works Ltd.(b)	9,245
35,000	Okamura Corp.	253,852
21,000	Okasan Securities Group, Inc.	79,181
168,000	Oki Electric Industry Co. Ltd.(b)	168,358
3,160	Okinawa Electric Power Co., Inc. (The)	96,783
54,000	OKK Corp.(b)	61,556
62,000	OKUMA Corp.	378,229
77,000	Okumura Corp.	247,889
26,000	Okura Industrial Co. Ltd.	70,675
14,000	Okuwa Co. Ltd.	188,526
6,700	Onoken Co. Ltd.	53,546
111,000	Onward Holdings Co. Ltd.	821,759
1,800	Optex Co. Ltd.	19,278
23,000	Organo Corp.	135,701
17,000	Origin Electric Co. Ltd.	65,802
2,700	Osaka Organic Chemical Industry Ltd.	12,041

38

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

JAPAN (continued)
9,500	Osaka Steel Co. Ltd.	$157,441
6,500	OSAKA Titanium Technologies Co.	128,567
10,000	Osaki Electric Co. Ltd.	53,614
25,100	OSG Corp.	328,567
5,300	Otsuka Corp.	432,206
3,000	Oyo Corp.	36,452
37,000	Pacific Industrial Co. Ltd.	218,765
39,000	Pacific Metals Co. Ltd.	132,394
2,450	Pack Corp. (The)	43,519
2,000	Pal Co. Ltd.	102,092
7,650	Paltac Corp.	111,928
57,000	PanaHome Corp.	356,295
10,500	Panasonic Industrial Devices SUNX Co. Ltd.	42,352
1,000	Panasonic Information Systems Co. Ltd.	23,976
7,700	Paramount Bed Holdings Co. Ltd.	268,434
4,300	Parco Co. Ltd.	45,085
10,100	Paris Miki Holdings, Inc.	54,909
17,500	Park24 Co. Ltd.	300,764
10,000	Pasco Corp.	28,561
14	Pasona Group, Inc.	8,637
121,000	Penta-Ocean Construction Co. Ltd.	291,018
2,700	PIA Corp.	38,895
5,700	Pigeon Corp.	262,758
66	Pilot Corp.	118,722
4,800	Piolax, Inc.	99,932
78,700	Pioneer Corp.(b)	188,296
10,200	Plenus Co. Ltd.	165,975
2,100	Pola Orbis Holdings, Inc.	66,080
44,000	Press Kogyo Co. Ltd.	184,091
900	Pressance Corp.	16,595
47,000	Prima Meat Packers Ltd.	84,780
6,800	Pronexus, Inc.	39,950
17,000	PS Mitsubishi Construction Co. Ltd.	71,552
42,100	Raito Kogyo Co. Ltd.	200,928
14,000	Rasa Industries Ltd.(b)	12,451
22,400	Renesas Electronics Corp.(b)	82,776
85,840	Rengo Co. Ltd.	375,274
23,200	Renown, Inc.(b)	30,224
13,100	Resorttrust, Inc.	244,179
3,000	Rheon Automatic Machinery Co. Ltd.	6,652
11,000	Rhythm Watch Co. Ltd.	20,393
6,800	Ricoh Leasing Co. Ltd.	158,351
4,500	Right On Co. Ltd.	37,091
31,000	Riken Corp.	103,683
11,400	Riken Keiki Co. Ltd.	70,831
7,000	Riken Technos Corp.	17,625
2,600	Riken Vitamin Co. Ltd.(d)	68,265
4,700	Ringer Hut Co. Ltd.	60,053
16,800	Riso Kagaku Corp.	272,529

Shares		Value

JAPAN (continued)
698	Riso Kyoiku Co. Ltd.	$52,287
4,500	Rock Field Co. Ltd.	80,778
32,000	Rohto Pharmaceutical Co. Ltd.	440,135
1,500	Roland DG Corp.	16,178
55,600	Round One Corp.	281,378
8,600	Royal Holdings Co. Ltd.	107,298
33,000	Ryobi Ltd.	67,381
16,000	Ryoden Trading Co. Ltd.	90,593
7,600	Ryohin Keikaku Co. Ltd.	503,620
6,900	Ryosan Co. Ltd.	116,426
8,400	Ryoyo Electro Corp.	83,968
3,500	S Foods, Inc.	32,663
2,000	Sagami Chain Co. Ltd.(b)	16,234
69,000	Saibu Gas Co. Ltd.	181,511
10,000	Saizeriya Co. Ltd.	140,549
41,000	Sakai Chemical Industry Co. Ltd.	111,449
18,000	Sakai Heavy Industries Ltd.	49,380
39,000	Sakai Ovex Co. Ltd.	54,716
18,000	Sakata INX Corp.	89,064
17,300	Sakata Seed Corp.	223,645
4,500	Sala Corp.	27,621
3,500	San-A Co. Ltd.	135,914
50,000	San-Ai Oil Co. Ltd.	219,216
15,000	Sanden Corp.	45,284
22,575	Sangetsu Co. Ltd.	601,208
69,000	San-In Godo Bank Ltd. (The)	477,114
15,700	Sanix, Inc.(b)	46,020
44,000	Sanken Electric Co. Ltd.	137,242
7,000	Sanki Engineering Co. Ltd.	32,356
50	Sanko Marketing Foods Co. Ltd.	61,067
14,000	Sanko Metal Industrial Co. Ltd.	34,548
23,200	Sankyo Seiko Co. Ltd.	78,176
56,000	Sankyo-Tateyama Holdings, Inc.	121,358
120,000	Sankyu, Inc.	417,888
20,600	Sanoh Industrial Co. Ltd.	121,541
15,400	Sanshin Electronics Co. Ltd.	115,746
68,000	Sanwa Holdings Corp.	271,727
21,000	Sanyo Chemical Industries Ltd.	118,377
13,000	Sanyo Denki Co. Ltd.	70,349
54	Sanyo Housing Nagoya Co. Ltd.	57,430
18,000	Sanyo Shokai Ltd.	52,988
78,000	Sanyo Special Steel Co. Ltd.	232,544
49,000	Sapporo Holdings Ltd.	136,878
8,000	Sasebo Heavy Industries Co. Ltd.	7,115
26,000	Sata Construction Co. Ltd.(b)	17,913
4,900	SATO Holdings Corp.	68,132
6,300	Sato Shoji Corp.	37,880
4,200	Satori Electric Co. Ltd.	22,728
4,500	Sawai Pharmaceutical Co. Ltd.	497,182
7,000	SAXA Holdings, Inc.	11,487
94,280	SBI Holdings, Inc.	659,003
5,200	Scroll Corp.	16,089

39

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

JAPAN (continued)
21,797	SCSK Corp.	$370,792
1,600	Secom Joshinetsu Co. Ltd.(d)	41,588
4,000	Seibu Electric Industry Co. Ltd.	17,086
37,000	Seika Corp.	96,405
3,500	Seikagaku Corp.	40,116
31,000	Seiko Epson Corp.	172,028
29,000	Seiko Holdings Corp.(b)	76,287
100	Seiko PMC Corp.	358
93,000	Seino Holdings Corp.	535,889
18,700	Seiren Co. Ltd.	116,421
32,000	Sekisui Jushi Corp.(d)	311,863
35,000	Sekisui Plastics Co. Ltd.	79,356
30,000	Senko Co. Ltd.	121,383
2,000	Senshu Electric Co. Ltd.	23,400
20,720	Senshu Ikeda Holdings, Inc.	129,257
9,000	Senshukai Co. Ltd.	56,708
377,000	Sharp Corp.	812,276
30,000	Shibaura Mechatronics Corp.(b)	49,981
25,000	Shibusawa Warehouse Co. Ltd. (The)	72,341
9,400	Shibuya Kogyo Co. Ltd.(d)	106,093
80,000	Shiga Bank Ltd. (The)	523,112
59,000	Shikibo Ltd.	70,212
50,000	Shikoku Bank Ltd. (The)	124,014
25,000	Shikoku Chemicals Corp.	135,601
14,700	Shikoku Electric Power Co., Inc.	157,073
4,500	Shima Seiki Manufacturing Ltd.	57,328
32,149	Shimachu Co. Ltd.	710,395
74,000	Shimadzu Corp.	497,783
2,800	Shimizu Bank Ltd. (The)	82,109
1,000	Shimizu Corp.	3,345
2,500	Shimojima Co. Ltd.	28,999
4,000	Shin Nippon Air Technologies
	Co. Ltd.	21,897
47,000	Shinagawa Refractories Co. Ltd.	91,845
32,000	Shindengen Electric
	Manufacturing Co. Ltd.	74,158
16,600	Shin-Etsu Polymer Co. Ltd.	55,313
9,000	Shin-Keisei Electric Railway Co. Ltd.	40,474
28,300	Shinko Electric Industries Co. Ltd.	175,834
12,100	Shinko Plantech Co. Ltd.	99,431
4,000	Shinko Shoji Co. Ltd.	34,624
7,000	Shinko Wire Co. Ltd.	10,785
41,000	Shinmaywa Industries Ltd.	222,385
31,500	Shinnihon Corp.	73,393
30,000	Shinsho Corp.	53,363
900	Shinwa Co. Ltd. Nagoya	10,023
10,500	Ship Healthcare Holdings, Inc.	350,263
34,000	Shiroki Corp.	74,107
3,000	Shizuki Electric Co., Inc.	10,522
32,500	Shizuoka Gas Co. Ltd.	231,241
6,700	SHO-BOND Holdings Co. Ltd.	202,519
6,500	Shobunsha Publications, Inc.	42,991

Shares		Value

JAPAN (continued)
26,000	Shochiku Co. Ltd.	$253,388
500	Shofu, Inc.	5,606
34,000	Shoko Co. Ltd.	51,960
25,600	Showa Corp.	236,663
363,600	Showa Denko KK	555,671
32,000	Showa Sangyo Co. Ltd.	107,027
48,100	Showa Shell Sekiyu KK	267,523
11,600	Siix Corp.	170,883
15,000	Sinanen Co. Ltd.	64,074
28,000	Sinfonia Technology Co. Ltd.	46,649
41,100	Sintokogio Ltd.	289,857
1,222	SKY Perfect JSAT Holdings, Inc.	558,725
27,000	SMK Corp.	67,644
13,500	SNT Corp.	54,622
21,400	Sodick Co. Ltd.	81,225
2,200	Soft99 Corp.	13,145
2,200	Sogo Medical Co. Ltd.	79,231
49,188	Sohgo Security Services Co. Ltd.	691,331
820,800	Sojitz Corp.	1,017,903
20,000	Sotetsu Holdings, Inc.	67,894
1,900	Space Co. Ltd.	17,089
400	SPK Corp	6,749
13,100	Square Enix Holdings Co. Ltd.	184,611
2,700	SRA Holdings, Inc.	29,425
10,000	Stanley Electric Co. Ltd.	137,793
19,100	Star Micronics Co. Ltd.	178,726
2,800	Start Today Co. Ltd.	30,725
26,000	Starzen Co. Ltd.	77,515
2,300	Stella Chemifa Corp.	43,217
2,500	Studio Alice Co. Ltd.	38,457
8,000	Sugi Holdings Co. Ltd.	289,114
3,800	Sugimoto & Co. Ltd.	35,463
8,100	Sumco Corp.(b)	55,400
4,800	Sumida Corp.	22,488
81,000	Sumikin Bussan Corp.	197,858
22,000	Suminoe Textile Co. Ltd.	40,787
84,000	Sumitomo Bakelite Co. Ltd.	299,887
13,200	Sumitomo Densetsu Co. Ltd.	119,053
35,900	Sumitomo Forestry Co. Ltd.	321,090
110,000	Sumitomo Heavy Industries Ltd.	394,087
40,000	Sumitomo Light Metal Industries Ltd.	32,569
11,200	Sumitomo Mitsui Construction Co. Ltd.(b)	7,015
246,000	Sumitomo Osaka Cement Co. Ltd.	801,203
13,900	Sumitomo Pipe & Tube Co. Ltd.	97,333
14,000	Sumitomo Precision Products Co. Ltd.	59,276
3,140	Sumitomo Real Estate Sales Co. Ltd.	147,698
38,000	Sumitomo Seika Chemicals Co. Ltd.	132,807

40

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

JAPAN (continued)
61,000	Sumitomo Warehouse Co. Ltd. (The)	$255,217
12,700	Sundrug Co. Ltd.	467,560
3,600	Sun-Wa Technos Corp.	26,471
61,000	Suruga Bank Ltd.	732,031
27,600	Suzuken Co. Ltd.	870,906
80,000	SWCC Showa Holdings Co. Ltd.	57,121
62,000	SxL Corp.(b)	97,858
54	Systena Corp.	46,539
1,900	T. Hasegawa Co. Ltd.	24,062
42,000	T. RAD Co. Ltd.	96,280
6,000	Tachibana Eletech Co. Ltd.	48,703
11,900	Tachi-S Co. Ltd.	218,383
69	Tact Home Co. Ltd.	72,604
68,000	Tadano Ltd.	500,864
10,000	Taihei Dengyo Kaisha Ltd.	64,637
46,000	Taihei Kogyo Co. Ltd.	183,239
326,000	Taiheiyo Cement Corp.	694,225
37,000	Taiheiyo Kouhatsu, Inc.	33,371
9,600	Taiho Kogyo Co. Ltd.	92,597
16,700	Taikisha Ltd.	354,376
12,000	Taiko Bank Ltd. (The)	29,463
211,900	Taisei Corp.	583,966
900	Taisei Lamick Co., Ltd	26,426
147,300	Taiyo Holdings Co. Ltd.(d)	4,142,409
59,000	Taiyo Nippon Sanso Corp.	323,713
38,800	Taiyo Yuden Co. Ltd.	328,558
1,600	Takachiho Koheki Co. Ltd.	17,257
4,000	Takagi Securities Co. Ltd.(b)	4,159
7,100	Takamatsu Construction Group Co. Ltd	116,332
4,000	Takano Co. Ltd.	19,792
1,365	Takaoka Toko Holdings Co. Ltd.(b)	20,006
65,000	Takara Holdings, Inc.	486,910
2,000	Takara Leben Co. Ltd.	21,421
4,400	Takara Printing Co. Ltd.	31,913
65,000	Takara Standard Co. Ltd.	487,724
21,000	Takasago International Corp.	106,802
30,400	Takasago Thermal Engineering Co. Ltd.	239,148
26,000	Takashima & Co. Ltd.	87,285
128,000	Takashimaya Co. Ltd.	841,789
13,800	Takata Corp.	252,041
38	Take And Give Needs Co. Ltd.	3,118
12,000	Takihyo Co. Ltd.	61,781
15,000	Takiron Co. Ltd.	53,551
33,000	Takisawa Machine Tool Co. Ltd.	39,271
18,000	Takuma Co. Ltd.	91,545
5,900	Tamron Co. Ltd.	160,157
34,000	Tamura Corp.	74,533
1,000	Tanseisha Co. Ltd.	2,969
29,000	Tatsuta Electric Wire and Cable Co. Ltd.	288,438
20,000	Tayca Corp.	56,370

Shares		Value

JAPAN (continued)
19,000	TBK Co. Ltd.	$93,298
2	Techno Medica Co. Ltd.	11,662
1,200	Techno Ryowa Ltd.	5,757
13,400	Tecmo Koei Holdings Co. Ltd.	109,610
163,000	Teijin Ltd.	373,657
1,200	Teikoku Electric Manufacturing Co. Ltd.	15,272
7,000	Teikoku Sen-I Co. Ltd.	52,436
5,000	Teikoku Tsushin Kogyo Co. Ltd.	8,268
98,000	Tekken Corp.	125,216
5,300	Temp Holdings Co. Ltd.	63,802
11,600	T-Gaia Corp.	111,597
23,500	THK Co. Ltd.	390,636
1,000	Tigers Polymer Corp.	3,295
5,000	Titan Kogyo KK	13,654
11,000	TKC Corp.	214,681
156,000	Toa Corp.	222,773
58,000	Toa Oil Co. Ltd.	65,389
35,000	Toa Road Corp.	93,386
90,500	Toagosei Co. Ltd.	368,439
10,100	Tobishima Corp.(b)	9,362
15,000	Tobu Store Co. Ltd.	48,666
54,100	TOC Co. Ltd.	288,018
3,800	Tocalo Co. Ltd.	55,170
27,000	Tochigi Bank Ltd. (The)	94,701
127,000	Toda Corp.	383,402
15,000	Toda Kogyo Corp.	44,532
17,000	Toei Co. Ltd.	93,273
25,000	Toenec Corp.	137,166
14,000	Toho Bank Ltd. (The)	46,825
8,000	Toho Co. Ltd.	30,866
3,300	Toho Holdings Co. Ltd.	67,339
14,600	Toho Real Estate Co. Ltd.	79,739
2,700	Toho Titanium Co. Ltd.	23,980
90,000	Toho Zinc Co. Ltd.	305,524
45,000	Tohoku Bank Ltd. (The)	64,825
14,000	Tohto Suisan Co. Ltd.	21,395
106,000	Tokai Carbon Co. Ltd.	339,922
15,600	TOKAI Holdings Corp.	63,510
22,000	Tokai Lease Co. Ltd.	46,023
26,700	Tokai Rika Co. Ltd.	335,799
28,500	Tokai Rubber Industries, Inc.	252,048
88,000	Tokai Tokyo Financial Holdings, Inc.	316,372
1,890	Token Corp.	82,982
41,000	Toko, Inc.(b)	93,987
33,840	Tokushu Tokai Paper Co. Ltd.	83,508
37,000	Tokuyama Corp.	70,913
14,600	Tokyo Broadcasting System Holdings, Inc.	141,922
24	Tokyo Electron Device Ltd.	40,496
40,000	Tokyo Keiki, Inc.	63,134
39,800	Tokyo Ohka Kogyo Co. Ltd.	810,658
7,000	Tokyo Rakutenchi Co. Ltd.	26,218

41

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

JAPAN (continued)
107,000	Tokyo Rope Manufacturing Co. Ltd.	$117,951
1,000	Tokyo Sangyo Co. Ltd.	3,182
14,700	Tokyo Seimitsu Co. Ltd.	221,890
27,600	Tokyo Steel Manufacturing Co. Ltd.	88,508
70,000	Tokyo Tatemono Co. Ltd.(b)	287,611
32,000	Tokyo Tekko Co. Ltd.	110,234
19,000	Tokyo Theaters Co., Inc.	24,277
11,500	Tokyo Tomin Bank Ltd. (The)	98,967
31,000	Tokyotokeiba Co. Ltd.	46,211
2,300	Tokyu Community Corp.	82,515
31,960	Tokyu Construction Co. Ltd.	58,451
163,000	Tokyu Land Corp.	914,744
5,000	Tokyu Livable, Inc.	65,076
27,000	Toli Corp.	55,468
15,000	Tomato Bank Ltd.	26,494
4,000	Tomen Devices Corp.(d)	86,083
7,900	Tomen Electronics Corp.	100,247
18,100	Tomoe Corp.	59,177
3,300	Tomoe Engineering Co. Ltd.	55,641
4,000	Tomoegawa Co. Ltd.	7,165
49,000	Tomoku Co. Ltd.	134,423
22,800	TOMONY Holdings, Inc.	95,678
20,000	Tonami Holdings Co. Ltd.	44,344
26,200	Topcon Corp.	124,059
6,700	Toppan Forms Co. Ltd.	63,114
29,000	Topre Corp.	250,658
121,000	Topy Industries Ltd.	234,937
1,000	Toridoll.corp	15,070
8,800	Torigoe Co. Ltd. (The)	68,676
5,300	Torii Pharmaceutical Co. Ltd.	117,247
8,700	Torishima Pump Manufacturing Co. Ltd.	60,812
121	Tosei Corp.	45,244
67,000	Toshiba Machine Co. Ltd.	290,392
17,000	Toshiba Plant Systems & Services Corp.	230,202
106,000	Toshiba TEC Corp.	495,277
16,000	Tosho Printing Co. Ltd.	25,053
225,000	Tosoh Corp.	439,684
24,000	Totetsu Kogyo Co. Ltd.	274,784
38,000	TOTO Ltd.	284,655
19,000	Tottori Bank Ltd. (The)	39,033
2,500	Touei Housing Corp.	26,588
113,000	Towa Bank Ltd. (The)	111,825
1,900	Towa Corp.	10,663
2,800	Towa Pharmaceutical Co. Ltd.	177,828
4,600	Toyo Construction Co. Ltd.	14,002
8,200	Toyo Corp.	93,782
109,000	Toyo Engineering Corp.	450,582
152,000	Toyo Ink SC Holdings Co. Ltd.	559,790
21,000	Toyo Kanetsu KK	40,774
17,000	Toyo Kohan Co. Ltd.	42,378
16,000	Toyo Securities Co. Ltd.	27,458
37,300	Toyo Seikan Kaisha Ltd.	396,222

Shares		Value

JAPAN (continued)
19,000	Toyo Suisan Kaisha Ltd.	$473,393
2,800	Toyo Tanso Co. Ltd.	53,068
111,000	Toyo Tire & Rubber Co. Ltd.	269,748
20,000	Toyo Wharf & Warehouse Co. Ltd.	31,567
93,000	Toyobo Co. Ltd.	102,518
10,100	Toyoda Gosei Co. Ltd.	198,635
14,700	Toyota Boshoku Corp.	139,027
9,200	TPR Co. Ltd.	103,029
1,200	Trancom Co. Ltd.	22,698
12,300	Transcosmos, Inc.	136,821
5,100	Trusco Nakayama Corp.	91,932
7,300	TS Tech Co. Ltd.	124,273
17,400	TSI Holdings Co. Ltd.	106,148
67,000	Tsubakimoto Chain Co.	328,160
6,000	Tsubakimoto Kogyo Co. Ltd.	17,362
47,000	Tsudakoma Corp.(b)	60,053
34,000	Tsugami Corp.	211,675
18,000	Tsukishima Kikai Co. Ltd.	152,198
38,033	Tsukuba Bank Ltd.	121,965
19,300	Tsumura & Co.	616,498
5,300	Tsuruha Holdings, Inc.	401,666
7,000	Tsurumi Manufacturing Co. Ltd.	52,612
2,400	Tsutsumi Jewelry Co. Ltd.	55,047
7,000	TTK Co. Ltd.	31,567
8,100	TV Asahi Corp.	104,408
200	TV Tokyo Holdings Corp.	2,247
149,000	Ube Industries Ltd.	339,697
15,000	Ube Material Industries Ltd.	40,962
5,000	Uchida Yoko Co. Ltd.	13,591
14,000	Ueki Corp.	27,358
1,900	UKC Holdings Corp.	35,439
14,900	Ulvac, Inc.(b)	94,070
36,000	Uniden Corp.	83,878
400	Union Tool Co.	6,058
8,300	Unipres Corp.	191,618
7,300	United Arrows Ltd.	187,004
166,700	UNY Co. Ltd.	1,186,090
14,100	U-Shin Ltd.	60,229
341,300	Ushio, Inc.	3,599,832
8,800	Utoc Corp.	25,685
16,200	Valor Co. Ltd.	277,001
22,600	Vital KSK Holdings, Inc.	229,029
700	VT Holdings Co. Ltd.	4,963
27,000	Wacoal Holdings Corp.	303,720
10	Wacom Co. Ltd.	29,049
33,000	Wakachiku Construction Co. Ltd.(b)	29,350
4,900	Warabeya Nichiyo Co. Ltd.	100,111
1,700	Watabe Wedding Corp.	13,842
6,300	WATAMI Co. Ltd.	140,947
3,000	Weathernews, Inc.	99,399
18,000	Wood One Co. Ltd.	50,733
20,700	Xebio Co. Ltd.	405,028
5,700	YAC Co. Ltd.	34,487
5,400	Yachiyo Bank Ltd. (The)	96,392

42

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

JAPAN (continued)
1,200	Yaizu Suisankagaku Industry Co. Ltd.	$11,079
2,000	YAMABIKO Corp.	25,730
88,000	Yamagata Bank Ltd. (The)	388,025
157,000	Yamaguchi Financial Group, Inc.	1,299,975
124,300	Yamaha Corp.	1,116,411
31,000	Yamanashi Chuo Bank Ltd. (The)	125,429
70,000	Yamatane Corp.	91,194
5,700	Yamato Kogyo Co. Ltd.	160,011
24,000	Yamazaki Baking Co. Ltd.	288,613
100	Yamazawa Co. Ltd.	1,681
18,200	Yamazen Corp.	112,168
2,500	Yaoko Co. Ltd.	102,092
34,000	Yaskawa Electric Corp.	243,618
2,300	Yasuda Warehouse Co. Ltd. (The)	15,097
15,900	Yellow Hat Ltd.	213,514
57,000	Yodogawa Steel Works Ltd.	183,502
12,000	Yokogawa Bridge Holdings Corp.	87,336
92,000	Yokogawa Electric Corp.	1,046,424
22,300	Yokohama Reito Co. Ltd.	151,404
109,000	Yokohama Rubber Co. Ltd. (The)	763,259
3,300	Yokowo Co. Ltd.	15,998
5,000	Yomeishu Seizo Co. Ltd.	44,156
8,000	Yomiuri Land Co. Ltd.	25,254
5,000	Yondenko Corp.	18,101
1,700	Yonekyu Corp.	13,799
3,200	Yonex Co. Ltd.	18,439
8,300	Yorozu Corp.	123,206
98	Yoshinoya Holdings Co. Ltd.	124,357
56,000	Yuasa Trading Co. Ltd.	92,597
27,000	Yuken Kogyo Co. Ltd.	46,336
3,600	Yukiguni Maitake Co. Ltd.	11,770
10,000	Yurtec Corp.	33,446
3,600	Yusen Logistics Co. Ltd.	30,485
2,740	Yushin Precision Equipment Co. Ltd.	48,052
4,200	Yushiro Chemical Industry Co. Ltd.	40,248
7,400	Zenrin Co. Ltd.	90,658
21,900	Zensho Holdings Co. Ltd.	266,377
72,000	Zeon Corp.	518,602
7,000	ZERIA Pharmaceutical Co. Ltd.	111,712
10,700	Zuken, Inc.	67,017

		245,548,194

JERSEY CHANNEL ISLANDS — 0.0%
5,067	Atrium European Real Estate Ltd.	28,641
1,867	Black Earth Farming Ltd. - SDR(b)	3,433
57,179	Centamin Plc(b)(c)(d)	59,055
55,236	Heritage Oil Plc(b)	172,303

Shares		Value

JERSEY CHANNEL ISLANDS (continued)
2,029	Phoenix Group Holdings	$16,185

		279,617

LIECHTENSTEIN — 0.0%
3,313	Liechtensteinische Landesbank AG	108,145
2,157	Verwaltungs- und Privat-Bank AG	160,739

		268,884

LUXEMBOURG — 0.0%
14,056	APERAM	203,593
10,130	Brait SE(b)	39,839
24,534	d’Amico International Shipping SA(b)	10,551
1,317	Eurofins Scientific	203,647
1,096	GAGFAH SA(b)	12,458
5,544	Oriflame Cosmetics SA - SDR	152,958
100,579	Regus Plc	162,798
723	Sword Group	11,695

		797,539

MALAYSIA — 0.8%
61,000	Aeon Co. (M) Berhad	249,928
8,520	Aeon Credit Service M Berhad	33,453
317,300	Affin Holdings Berhad	353,134
608,300	AirAsia Berhad	605,105
20,200	Alam Maritim Resources Berhad(b)	4,808
739,000	Alliance Financial Group Berhad	987,436
45,800	Amway (Malaysia) Holdings Berhad	182,538
99,800	Ann Joo Resources Berhad	48,491
40,500	APM Automotive Holdings Berhad	64,885
2,176,700	Axis Real Estate Investment Trust(d)	2,215,289
32,700	Batu Kawan Berhad	192,808
95,933	Berjaya Assets Berhad	28,188
643,800	Berjaya Corp. Berhad	135,270
201,800	Berjaya Sports Toto Berhad	294,154
180,500	BIMB Holdings Berhad	179,552
312,900	Bintulu Port Holdings Berhad(d)	727,292
400	Boustead Heavy Industries Corp. Berhad	334
365,904	Boustead Holdings Berhad	601,832
41,100	Bursa Malaysia Berhad	85,141
20,000	Cahya Mata Sarawak Berhad	21,865
75,100	Carlsberg Brewery-Malaysia Berhad	322,984
49,030	CB Industrial Product Holding Berhad	43,783
14,300	Chemical Co. of Malaysia Berhad	6,150

43

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

MALAYSIA (continued)
2,200	Dayang Enterprise Holdings Berhad	$1,640
4,294,452	Dialog Group Berhad	3,383,679
129,600	Dijaya Corp. Berhad	45,100
209,300	DRB-Hicom Berhad	170,408
475,000	Eastern & Oriental Berhad	255,745
220,175	ECM Libra Financial Group Berhad	64,332
116,100	Evergreen Fibreboard Berhad	24,585
20,800	Fraser & Neave Holdings Berhad	135,207
739,900	Gamuda Berhad	876,901
89,300	Genting Plantations Berhad	263,268
58,000	Glomac Berhad	16,090
85,200	Green Packet Berhad(b)	16,923
76,900	Guinness Anchor Berhad	419,087
15,900	Hai-O Enterprise Berhad	11,588
499,380	HAP Seng Consolidated Berhad	267,232
110,500	Hap Seng Plantations Holdings Berhad	106,655
1,617,200	Hartalega Holdings Berhad(d)	2,474,114
19,992	Hock Seng LEE Berhad	10,370
92,500	Hong Leong Financial Group Berhad	391,743
51,500	Hong Leong Industries Berhad	79,465
350,930	IGB Corp. Berhad	281,113
833,940	IJM Corp. Berhad	1,371,648
192,200	IJM Land Berhad	139,449
125,900	IJM Plantations Berhad	129,372
24,800	JAKS Resources Berhad(b)	3,012
32,800	JT International Berhad	73,224
67,400	K&N Kenanga Holdings Berhad	14,825
44,400	Karambunai Corp Berhad(b)	1,749
89,800	Keck Seng (Malaysia) Berhad(d)	115,861
219,600	KFC Holdings Malaysia Berhad	281,169
103,900	Kian JOO CAN Factory Berhad	80,841
70,600	Kinsteel Berhad(b)	9,155
293,400	KLCC Property Holdings Berhad	571,196
1,532,250	KPJ Healthcare Berhad	3,033,312
105,000	KSK Group Berhad(b)	23,613
13,900	KSL Holdings Berhad(b)	6,480
370,600	Kulim Malaysia Berhad	609,555
52,850	Kumpulan Fima Berhad	33,660
87,500	Lafarge Malayan Cement Berhad	280,080
157,800	Landmarks Berhad(b)	48,956
97,400	Lingkaran Trans Kota Holdings Berhad	125,347
81,500	Lingui Development Berhad	43,613
142,700	Lion Industries Corp. Berhad	49,659
15,500	LPI Capital Berhad	71,445
242,380	Mah Sing Group Berhad	179,040
121,750	Malayan Flour Mills Berhad	54,760
154,100	Malaysia Airports Holdings Berhad	293,933

Shares		Value

MALAYSIA (continued)
114,500	Malaysia Building Society	$88,337
58,100	Malaysian Airline System Berhad(b)	19,646
78,300	Malaysian Bulk Carriers Berhad	37,273
31,313	Malaysian Pacific Industries Berhad	27,242
291,250	Malaysian Resources Corp. Berhad	168,286
37,180	MBM Resources Berhad	41,501
262,400	Media Prima Berhad	196,412
434,400	MMC Corp. Berhad	372,221
189,500	Muhibbah Engineering M Berhad	57,547
489,900	Mulpha International Berhad(b)	65,942
17,900	Naim Holdings Berhad	11,694
157,000	Nam Cheong Ltd.	30,890
710,100	NCB Holdings Berhad(d)	1,028,083
4,800	Nestle Malaysia Berhad	109,804
102,200	Oriental Holdings Berhad	261,707
441,390	OSK Holdings Berhad	211,566
4,700	Padini Holdings Berhad	3,163
4,300	Panasonic Manufacturing Malaysia Berhad	31,057
43,120	Paramount Corp. Berhad	21,376
112,459	Parkson Holdings Berhad	179,063
43,248	Pelikan International Corp. Berhad	10,649
142,800	POS Malaysia Berhad	141,581
55,600	Press Metal Berhad	31,761
2,783,100	QL Resources Berhad(d)	2,896,398
330,240	Sapurakencana Petroleum Berhad(b)	272,128
36,200	Sarawak Oil Palms Berhad	74,040
13,100	Scientex Berhad	13,805
2,300	Selangor Properties Berhad	2,643
75,100	Shangri-La Hotels (Malaysia) Berhad	104,538
28,800	Shell Refining Co. Federation of Malaya Berhad	83,204
93,800	Star Publications Malaysia Berhad	96,387
18,690	Subur Tiasa Holdings Berhad	13,683
332,745	Sunway Berhad(b)	257,806
89,164	Ta Ann Holdings Berhad	111,235
682,700	TA Enterprise Berhad	114,306
195,360	TA Global Berhad	16,355
195,360	TA Global Berhad - Preferred Shares(b)(d)	15,713
210,800	TAN Chong Motor Holdings Berhad	306,580
74,000	TDM Berhad	86,001
51,200	TH Plantations Berhad	38,829
315,760	Time dotCom Berhad	362,823
120,960	Top Glove Corp. Berhad	212,454
275,400	Tradewinds Corp. Berhad	92,222
45,300	Tradewinds Malaysia Berhad	109,011
57,200	TSH Resources Berhad	44,693

44

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

MALAYSIA (continued)
285,308	UEM Land Holdings Berhad(b)	$198,573
227,200	UMW Holdings Berhad	744,404
59,900	Unico-Desa Plantations Berhad	24,975
128,080	Unisem (M) Berhad	42,890
15,000	United Malacca Berhad	35,259
38,700	United Plantations Berhad	319,663
129,975	Wah Seong Corp. Berhad	74,674
2,365,300	Wellcall Holdings Berhad(d)	1,871,429
170,700	WTK Holdings Berhad	58,843
140,671	YNH Property Berhad	87,746
41,000	YTL Land & Development Berhad(b)	13,056
654,300	YTL Power International Berhad	350,134
26,100	Zelan Berhad(b)	3,085
25,600	Zhulian Corp. Berhad	21,852

		36,642,857

MALTA — 0.0%
8,169	Unibet Group Plc - SDR	230,307

MAURITIUS — 0.0%
141,022	Essar Energy Plc(b)	311,551

MEXICO — 0.4%
1,341,000	Alfa SAB de CV - Series A	2,472,258
22,751	Alsea SAB de CV(b)	36,540
414,805	Arca Continental SAB de CV	3,009,506
997	Axtel SAB de CV - CPO Shares(b)	222
51,300	Bolsa Mexicana de Valores SAB de CV	113,617
1,338,300	Cemex SAB de CV - CPO Units(b)	1,211,154
1,800	Cia Minera Autlan SAB de CV - Series B	1,782
83,761	Consorcio ARA SAB de CV(b)	26,291
227,687	Controladora Comercial Mexicana SAB de CV - Units	638,164
1,415,900	Corp Inmobiliaria Vesta SAB de CV(b)(d)	2,131,311
800	Corp. Actinver SAB de CV	696
78,869	Corp. GEO SAB de CV - Series B(b)	94,686
65,708	Corp. Interamericana de Entretenimiento SAB de CV - Series B(b)(d)	33,120
27,300	Corp. Moctezuma SAB de CV	62,756
10,362	Desarrolladora Homex SAB de CV(b)	22,894
136,820	Empresas ICA SAB de CV(b)	294,141
963,200	Fibra Uno Administracion SA de CV REIT	2,530,478
22,800	Financiera Independencia SAB de CV(b)	7,035
138,700	Genomma Lab Internacional SAB de CV - Class B(b)	276,468
53,869	Gruma SAB de CV - Series B(b)	156,744

Shares		Value

MEXICO (continued)
109,917	Grupo Aeroportuario del Centro Norte SAB de CV	$261,319
430,800	Grupo Aeroportuario del Pacifico SAB de CV - Series B	2,067,801
164,456	Grupo Aeroportuario del Sureste SAB de CV - Series B	1,595,075
1,600	Grupo Carso SAB de CV - Series A1	5,776
120,492	Grupo Cementos de Chihuahua SAB de CV(b)(d)	407,560
45,878	Grupo Comercial Chedraui SA de CV	123,682
55,600	Grupo Famsa SAB de CV(b)	65,816
52,600	Grupo Herdez SAB de CV	142,567
57,500	Grupo Industrial Maseca SAB de CV - Series B	69,119
12,400	Grupo Industrial Saltillo SAB de CV	22,207
45,400	Grupo Simec SAB de CV - Series B(b)	181,371
264,100	Impulsora del Desarrollo y El Empleo en America Latina SAB de CV(b)(d)	454,218
10,860	Industrias Bachoco SAB de CV - Series B	22,941
170,175	Industrias CH SAB de CV - Series B(b)	987,597
11,100	Inmuebles Carso SAB de CV - Series B1(b)	8,621
41,776	Kimberly-Clark de Mexico SAB de CV - Class A	101,265
100	Medica Sur SAB de CV - Series B	183
16,200	Megacable Holdings SAB de CV - CPO Shares(b)	41,199
132,258	Mexichem SAB de CV	656,038
18,386	OHL Mexico SAB de CV(b)	30,611
115,299	Organizacion Soriana SAB de CV - Series B	387,441
59,600	Promotora y Operadora de Infraestructura SAB de CV(b)	309,516
46,400	Qualitas Controladora SAB de CV(b)	69,100
341,100	Sare Holding SAB de CV - Class B(b)	28,655
427,400	TV Azteca SAB de CV - CPO Shares	267,982
67,123	Urbi Desarrollos Urbanos SAB de CV(b)	41,881

		21,469,404

MONACO — 0.0%
480	Societe des Bains de Mer et du Cercle des Etrangers a Monaco	17,744

MONGOLIA — 0.0%
103,000	Mongolian Mining Corp.(b)	50,370

45

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

NETHERLANDS — 1.0%
47,325	Aalberts Industries NV	$858,759
9,250	Accell Group	152,564
13,621	AMG Advanced Metallurgical Group NV(b)	106,582
4,482	Amsterdam Commodities NV	80,749
5,838	Arcadis NV	124,664
42,228	ASM International NV	1,334,950
33,735	BE Semiconductor Industries NV	227,372
5,643	Beter Bed Holding NV	104,080
29,214	BinckBank NV	234,198
5,454	Brunel International NV	262,619
22,829	CSM	465,889
25,114	Delta Lloyd NV	417,634
4,041	Dockwise Ltd.(b)	64,500
2,240	Exact Holding NV	50,228
15,923	Fugro NV - CVA	1,076,503
25,465	Gemalto NV	2,297,897
9,108	Grontmij(b)	34,223
6,788	Heijmans NV - CVA	57,479
541	Hunter Douglas NV	19,985
16,012	Kardan NV(b)	16,624
3,554	KAS Bank NV - CVA	35,700
5,597	Kendrion NV	113,025
132,895	Koninklijke BAM Groep NV	493,671
545,691	Koninklijke Boskalis Westminster NV(d)	20,787,353
14,713	Koninklijke Ten Cate NV	326,004
12,312	Koninklijke Vopak NV	857,110
68,974	Koninklijke Wessanen NV	194,892
25,355	LBi International NV(b)	93,760
7,790	Macintosh Retail Group NV	87,843
22,266	Mediq NV	360,749
61	Nederland Apparatenfabriek	2,261
1,511	New World Resources Plc - Class A	6,254
18,557	Nutreco NV	1,389,033
28,815	Ordina NV(b)	38,095
7,405	PostNL NV(b)	29,197
317,385	QIAGEN NV(b)(e)	5,519,024
137,000	QIAGEN NV(b)(e)	2,390,650
108,816	Randstad Holding NV	3,552,119
16,720	Royal Imtech NV	419,344
53,871	SBM Offshore NV(b)	703,831
11,287	Sligro Food Group NV	307,221
86,230	SNS REAAL NV(b)	126,520
10,281	Telegraaf Media Groep NV(d)	95,518
15,951	TKH Group NV	364,600
100,323	TNT Express NV	1,056,648
55,690	TomTom NV(b)	277,901
9,665	Unit 4 NV	265,264
33,077	USG People NV	231,940
35,647	Wolters Kluwer NV	689,820
5,243	Xeikon NV(b)	20,407

		48,823,253

Shares		Value

NEW ZEALAND — 0.4%
155,194	Air New Zealand Ltd.	$158,264
3,210,865	Auckland International Airport Ltd.(d)	7,090,070
135,978	Contact Energy Ltd.(b)	619,530
13,867	Ebos Group Ltd.	93,515
186,294	Fisher & Paykel Appliances Holdings Ltd.(b)	195,341
36,830	Fisher & Paykel Healthcare Corp. Ltd.	71,179
28,085	Freightways Ltd.	98,856
6,326	Hallenstein Glasson Holdings Ltd.	25,856
38,459	Heartland New Zealand Ltd.(b)	21,824
40,503	Infratil Ltd.	75,280
32,296	Mainfreight Ltd.	282,867
33,862	New Zealand Oil & Gas Ltd.	24,089
38,630	New Zealand Refining Co. Ltd. (The)	89,590
88,172	Nuplex Industries Ltd.	218,989
45,243	NZX Ltd.	46,510
29,901	PGG Wrightson Ltd.(b)	8,361
80,140	Pike River Coal Ltd.(b)(c)(d)	0
56,739	Port of Tauranga Ltd.(d)	604,276
13,536	Pumpkin Patch Ltd.(b)	13,915
18,968	Rakon Ltd.(b)	6,552
19,670	Restaurant Brands New Zealand Ltd.	41,250
130,479	Ryman Healthcare Ltd.	434,590
15,128	Sanford Ltd.	54,120
48,111	Skellerup Holdings Ltd.	66,076
99,091	Sky Network Television Ltd.	437,615
2,004,525	SKYCITY Entertainment Group Ltd.(d)	6,396,278
12,028	Steel & Tube Holdings Ltd.	21,465
56,231	Tower Ltd.	89,252
41,749	TrustPower Ltd.(d)	293,216
58,037	Vector Ltd.	129,825
34,146	Warehouse Group Ltd. (The)	88,457

		17,797,008

NORWAY — 0.2%
44,529	ABG Sundal Collier Holding ASA	31,944
146	AF Gruppen ASA.	1,472
31,265	Agasti Holding ASA(b)	8,171
11,298	Aker ASA - Class A	398,312
14,414	Aker Biomarine ASA(b)	3,287
8,076	Algeta ASA(b)	217,436
34,500	Atea ASA	367,614
25,321	Austevoll Seafood ASA	119,470
5,832	Bonheur ASA	124,797
100,901	BW Offshore Ltd.	59,288
22,368	BWG Homes ASA(b)	45,903
55,760	Cermaq ASA	762,858
2,675	Clavis Pharma ASA(b)	31,670
25,707	Det Norske Oljeselskap ASA(b)	396,339
111,379	DNO International ASA(b)	194,380

46

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

NORWAY (continued)
12,614	DOF ASA(b)	$51,551
7,264	Ekornes ASA	110,846
27,547	Electromagnetic GeoServices ASA(b)	59,913
154,310	Eltek ASA(b)	104,203
28,834	Evry ASA	42,483
142,175	Farstad Shipping ASA(d)	3,029,881
15,475	Fred Olsen Energy ASA	726,073
7,560	Ganger Rolf ASA(d)	158,459
10,278	Grieg Seafood ASA(b)	18,118
70,588	Hurtigruten ASA(b)	37,515
24,568	Intex Resources ASA(b)	15,944
95,498	Kongsberg Automotive Holding ASA(b)	28,810
14,697	Kongsberg Gruppen ASA	283,562
27,824	Kvaerner ASA	70,520
3,466	Leroey Seafood Group ASA	71,432
543,531	Marine Harvest ASA(b)	427,099
10,381	Nordic Semiconductor ASA(b)	29,861
61,696	Norske Skogindustrier ASA(b)	51,834
4,652	Norwegian Air Shuttle AS(b)	100,362
27,762	Norwegian Energy Co. AS(b)	17,773
1,161	Odfjell SE - Class A(b)	3,686
23,394	Opera Software ASA	128,843
7,393	Panoro Energy ASA(b)	5,070
3,052	PhotoCure ASA(b)	19,646
7,734	Pronova BioPharma ASA	15,329
6,386	Q-Free ASA(b)	17,922
172,925	Renewable Energy Corp. ASA(b)	30,285
1,560	Salmar ASA(b)	9,686
31,903	Scana Industrier ASA(b)	6,939
9,989	Sevan Drilling AS(b)	7,744
2,718	Sevan Marine ASA(b)	7,151
67,692	Siem Offshore, Inc.(b)	91,423
4,950	Solstad Offshore ASA(d)	72,931
46,601	SpareBank 1 SMN	301,611
93,823	Storebrand ASA(b)	473,122
28,000	STX OSV Holdings Ltd.	35,121
50,237	Tomra Systems ASA	414,140
3,670	TTS Group ASA	6,051
26,254	Veidekke ASA	218,733
3,850	Wilh Wilhelmsen Holding ASA	86,436

		10,151,049

PAPUA NEW GUINEA — 0.0%
162,499	Highlands Pacific Ltd.(b)	23,616

PERU — 0.1%
886,450	Alicorp SA(d)	2,514,145
260,740	Copeinca ASA(d)	2,021,418
2,593,596	Ferreycorp SAA(d)	2,151,739

		6,687,302

PHILIPPINES — 0.3%
663,350	Aboitiz Equity Ventures, Inc.	776,954
605,400	Aboitiz Power Corp.	486,436

Shares		Value

PHILIPPINES (continued)
108,200	Alliance Global Group, Inc.	$39,083
232,400	Atlas Consolidated Mining & Development(b)	100,305
1,022	Ayala Corp.	10,990
645,262	Bank of The Philippine Islands	1,268,752
1,013,917	BDO Unibank, Inc.(b)	1,575,208
120,166	Belle Corp.(b)	15,693
89,510	China Banking Corp.	114,726
337,200	DMCI Holdings, Inc.	442,015
2,243,800	Energy Development Corp.	363,300
2,159,375	Filinvest Land, Inc.	76,531
409,000	First Gen Corp.(b)	221,900
213,520	First Philippine Holdings Corp.	447,824
465,000	Global-Estate Resorts, Inc.(b)	21,447
15,090	Globe Telecom, Inc.	417,590
5,307,700	GMA Holdings, Inc. - PDR(d)	1,082,284
237,090	International Container Terminal Services, Inc.	408,627
155,000	Jollibee Foods Corp.	397,706
1,320,000	Lepanto Consolidated Mining - B Shares(b)	38,131
1,379,000	Lopez Holdings Corp.	182,438
4,782,400	Manila Water Co., Inc.(d)	3,366,661
10,796,696	Megaworld Corp.	642,114
140,000	Metro Pacific Investments Corp.	14,070
343,228	Metropolitan Bank & Trust	791,520
623,000	Pepsi-Cola Products Philippines, Inc.(b)	81,665
126,720	Philweb Corp.	43,065
135,000	Rizal Commercial Banking Corp.	150,419
538,500	Robinsons Land Corp.	248,368
171,868	Security Bank Corp.	675,456
48,220	Semirara Mining Corp.	256,346
832,152	SM Development Corp.	126,050
1,906,125	SM Prime Holdings, Inc.	670,926
350,000	Southeast Asia Cement Holdings(b)	21,835
102,600	Union Bank of Philippines	266,494
509,115	Universal Robina Corp.	888,588
2,843,000	Vista Land & Lifescapes, Inc.	331,264

		17,062,781

POLAND — 0.1%
9,002	Agora SA	23,967
1,432	AmRest Holdings SE(b)	35,210
10,960	Asseco Poland SA	137,315
26,856	Bank Handlowy w Warszawie SA	781,879
84,867	Bank Millennium SA(b)	112,442
375,702	Boryszew SA(b)	62,369
7,103	BRE Bank SA(b)	670,109
6,112	Budimex SA	103,665
7,771	Ciech SA(b)	51,723
1,000	Dom Development SA	9,145
2,276	Emperia Holding SA	38,496

47

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

POLAND (continued)
9,975	Enea SA(b)	$48,115
32,056	Eurocash SA	391,482
5,542	Farmacol SA(b)(d)	47,181
207,050	Getin Holdings SA(b)	149,160
609,243	Getin Noble Bank SA(b)	316,772
3,848	Grupa Kety SA(d)	155,721
27,433	Grupa Lotos SA(b)	289,139
2,830	ING Bank Slaski SA(b)	77,118
2,620	Inter Cars SA	72,995
10,387	Kopex SA(b)	62,856
4,404	Kredyt Bank SA(b)	21,367
350	LPP SA	431,930
1,502	Lubelski Wegiel Bogdanka SA	56,455
219,284	Netia SA(b)	399,054
10,774	Orbis SA	120,204
2,139	Pelion SA	17,620
93,126	Polimex-Mostostal SA(b)	16,335
6,109	Polnord SA(b)	23,823
18,559	Rafako SA(b)	50,573
158	Stalprodukt SA	9,136
363,944	Synthos SA	604,170
37,193	TVN SA	81,547
960	Zaklady Azotowe Pulawy SA	35,842
119	Zaklady Chemiczne Police SA(b)	404
1,832	Zaklady Tluszczowe Kruszwica SA(d)	14,919

		5,520,238

PORTUGAL — 0.1%
16,720	Altri SGPS SA	29,452
97,795	Banco BPI SA(b)	109,010
3,828,745	Banco Comercial Portugues SA(b)	347,382
553,034	Banco Espirito Santo SA(b)	537,608
31,884	BANIF SGPS SA(b)	5,951
60,802	Cimpor Cimentos de Portugal SGPS SA	271,888
2,336	Corticeira Amorim SGPS SA	4,269
37,391	INAPA - Investimentos Participacoes e Gestao SA(b)	6,300
49,289	Mota-Engil SGPS SA	83,371
272	Novabase SGPS SA	730
87,362	Portucel Empresa Produtora de Pasta e Papel SA	243,452
74,918	Portugal Telecom SGPS SA	376,862
39,281	REN - Redes Energeticas Nacionais SGPS SA	101,268
15,447	SAG GEST-Solucoes Automovel Globais SGPS SA(b)(d)	7,808
20,873	Semapa - Sociedade de Investimento e Gestao	147,771
109,476	Sonae	81,165
15,150	Sonae Industria SGPS SA(b)	10,270
48,502	Sonaecom - SGPS SA	88,012
11,475	Teixeira Duarte SA(b)	3,867

Shares		Value

PORTUGAL (continued)
8,732	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	$27,695

		2,484,131

RUSSIA — 0.0%
30,339	Alliance Oil Co. Ltd. - SDR(b)	233,275

SINGAPORE — 1.9%
51,000	Abterra Ltd.(b)	35,330
5,390,000	Ascendas Real Estate Investment Trust	10,428,267
80,000	Asiasons Capital Ltd.(b)	44,925
155,400	ASL Marine Holdings Ltd.	84,720
123,000	Ausgroup Ltd.	46,889
136,000	Banyan Tree Holdings Ltd.(b)	74,701
165,000	Biosensors International Group Ltd.(b)	146,766
7,400	Bonvests Holdings Ltd.	6,309
105,000	Boustead Singapore Ltd.	81,776
39,000	Breadtalk Group Ltd.	19,183
132,000	Broadway Industrial Group Ltd.	30,841
40,000	Bukit Sembawang Estates Ltd.	176,422
47,355	Cape Plc	205,569
10,478,000	CapitaMall Trust REIT(d)	18,124,758
30,000	Cerebos Pacific Ltd.(d)	161,830
111,000	CH Offshore Ltd.	47,319
29,000	China Merchants Holdings Pacific Ltd.	16,999
192,000	Chip Eng Seng Corp. Ltd.	73,192
331,000	ComfortDelGro Corp. Ltd.	458,592
137,000	Cosco Corp. Singapore Ltd.	98,836
6,000	Creative Technology Ltd.	15,396
199,000	CSC Holdings Ltd.	17,782
110,000	CSE Global Ltd.	78,005
143,000	CWT Ltd.	146,540
14,000	Ellipsiz Ltd.	918
15,600	Eu Yan Sang International Ltd.	7,801
44,000	Ezion Holdings Ltd.	46,713
8,653,400	Ezra Holdings Ltd.(b)	7,909,937
100,000	Falcon Energy Group Ltd.(b)	19,675
122,195	Far East Orchard Ltd.	255,449
179,000	First Resources Ltd.	300,828
183,000	FJ Benjamin Holdings Ltd.	48,758
986,000	Fragrance Group Ltd.	214,207
144,579	Freight Links Express Holdings Ltd	7,823
306,000	Gallant Venture Ltd.(b)	68,987
2,000	GK Goh Holdings Ltd.	1,213
459,000	GMG Global Ltd.	47,413
89,000	Goodpack Ltd.	141,548
15,000	GP Batteries International Ltd.	11,682
80,000	GP Industries Ltd.(d)	24,922
164,666	Guocoland Ltd.	292,938
23,000	GuocoLeisure Ltd.	11,690
129,000	Guthrie GTS Ltd.	64,511
21,000	Hanwell Holdings Ltd.	4,390

48

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

SINGAPORE (continued)
692,875	Healthway Medical Corp. Ltd.(b)	$46,010
55,000	Hiap Seng Engineering Ltd.	13,301
7,000	Hi-P International Ltd.	4,132
96,000	Ho Bee Investment Ltd.	116,478
274,800	Hong Fok Corp. Ltd.(b)	113,768
131,000	Hong Leong Asia Ltd.	181,497
137,600	Hotel Properties Ltd.	297,806
3,000	Hour Glass Ltd. (The)	4,156
126,000	HTL International Holdings Ltd.(d)	34,088
65,000	HupSteel Ltd.	10,551
126,000	Hwa Hong Corp. Ltd.	36,670
4,929,000	Hyflux Ltd.(d)	5,455,116
118,000	Indofood Agri Resources Ltd.	121,889
92,000	InnoTek Ltd.	24,512
156,000	Jaya Holdings Ltd.(b)	70,979
101,000	Jiutian Chemical Group Ltd.(b)	3,974
92,950	Jurong Technologies Industrial Corp. Ltd.(b)(c)(d)	0
71,000	K1 Ventures Ltd.	7,276
302,000	Keppel Land Ltd.	841,777
34,000	Keppel Telecommunications & Transportation Ltd.	35,957
13,000	K-Green Trust - Units	10,764
195,000	LC Development Ltd.	25,258
72,000	Lian Beng Group Ltd.	23,020
66,000	Low Keng Huat Singapore Ltd.	25,971
75,000	Lum Chang Holdings Ltd.	19,983
120,000	M1 Ltd.	256,763
74,000	Manhattan Resources Ltd.(b)	29,120
6,000	Marco Polo Marine Ltd.	1,648
274,000	Mercator Lines Singapore Ltd.	25,383
351,800	Metro Holdings Ltd.	227,842
232,000	Midas Holdings Ltd.	77,029
255,000	Neptune Orient Lines Ltd.(b)	242,499
25,000	NSL Ltd.	29,103
395,000	Oceanus Group Ltd.(b)	10,039
95,173	OM Holdings Ltd.(b)	26,181
32,000	OSIM International Ltd.	42,630
514,500	Otto Marine Ltd.(b)	35,430
90,000	Overseas Union Enterprise Ltd.	195,524
26,000	Pan Pacific Hotels Group Ltd.	48,172
60,000	Petra Foods Ltd.	128,874
165,000	Popular Holdings Ltd.	33,817
106,215	QAF Ltd.	69,225
142,250	Raffles Education Corp. Ltd.	38,484
87,676	Raffles Medical Group Ltd.	176,100
121,000	Rotary Engineering Ltd.	41,663
231,000	Roxy-Pacific Holdings Ltd	99,422
1,594,000	S i2i Ltd.(b)	31,363
17,000	San Teh Ltd.	4,111
132,000	Sapphire Corp. Ltd.(b)	12,336
5,205,000	SATS Ltd.(d)	11,905,189
43,000	SBS Transit Ltd.(d)	51,644
87,142	SC Global Developments Ltd.	80,012

Shares		Value

SINGAPORE (continued)
3,986,000	SIA Engineering Co. Ltd.(d)	$13,724,545
100,500	Sim Lian Group Ltd.	67,560
569,000	Sinarmas Land Ltd.(d)	128,279
70,000	Singapore Land Ltd.	394,245
346,000	Singapore Post Ltd.	323,364
174,000	Singapore Reinsurance Corp. Ltd.(d)	33,522
2,337,000	SMRT Corp. Ltd.(d)	3,324,065
484,000	Stamford Land Corp. Ltd.(d)	220,216
3,260,000	StarHub Ltd.(d)	9,835,055
82,000	Sunningdale Tech Ltd.	8,336
115,000	Super Group Ltd.	230,038
230,000	Swiber Holdings Ltd.(b)	109,362
73,000	Tat Hong Holdings Ltd.	78,997
38,500	Tiger Airways Holdings Ltd.(b)	23,514
60,000	Tiong Woon Corp. Holding Ltd.	13,773
8,000	Treasury China Trust - Units(b)	9,379
25,540	Triyards Holdings Ltd.(b)	17,064
295,143	Tuan Sing Holdings Ltd.	73,798
114,000	UMS Holdings Ltd.	37,850
116,627	United Engineers Ltd.	236,161
103,000	United Envirotech Ltd.	30,821
420,000	United Industrial Corp. Ltd.(d)	960,649
232,000	UOB-Kay Hian Holdings Ltd.(d)	305,263
302,000	UOL Group Ltd.	1,401,312
61,000	Venture Corp. Ltd.	382,563
20,000	WBL Corp. Ltd.	58,042
209,812	Wheelock Properties (Singapore) Ltd.	311,329
155,420	Wing Tai Holdings Ltd.	221,064
1,436	XP Power Ltd.	22,664
86,000	Yanlord Land Group Ltd.(b)	88,834
37,000	YHI International Ltd.	9,858
156,000	Yongnam Holdings Ltd.	30,054

		94,258,462

SOUTH AFRICA — 0.8%
431,520	Adcock Ingram Holdings Ltd.	2,881,561
508	Adcorp Holdings Ltd.	1,772
114,293	Advtech Ltd.	75,003
59,169	Aeci Ltd.	503,888
227,840	Afgri Ltd.	137,692
401,966	African Bank Investments Ltd.	1,359,257
1,313	African Oxygen Ltd.	2,968
44,678	African Rainbow Minerals Ltd.	935,231
13,164	Allied Electronics Corp. Ltd.	34,691
21,133	Allied Technologies Ltd.	97,492
4,378	ArcelorMittal South Africa Ltd.(b)	16,864
419	Argent Industrial Ltd.	291
561	Assore Ltd.	23,140
11,620	Astral Foods Ltd.	128,253
125,307	Aveng Ltd.	447,140
128,958	AVI Ltd.	850,434
105,076	Barloworld Ltd.	851,331

49

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

SOUTH AFRICA (continued)
25,967	Basil Read Holdings Ltd.(b)	$29,589
8,140	Blue Label Telecoms Ltd.	6,328
32,224	Business Connexion Group Ltd.	18,211
7,341	Capitec Bank Holdings Ltd.	161,710
2,456	Cashbuild Ltd.	42,471
57,968	Caxton and CTP Publishers and Printers Ltd.	113,654
2,787	Ceramic Industries Ltd.	40,179
185,094	Cipla Medpro South Africa Ltd.	160,317
7,765	City Lodge Hotels Ltd.	82,391
471,069	Clicks Group Ltd.	3,247,796
1,776	Consolidated Infrastructure Group Ltd.(b)	2,663
27,334	Coronation Fund Managers Ltd.	105,450
107,631	DataTec Ltd.	667,833
77,015	Discovery Holdings Ltd.	493,143
12,341	Distell Group Ltd.	136,638
968	Distribution and Warehousing Network Ltd.(b)	703
3,822	DRDGOLD Ltd.	2,680
379,407	EOH Holdings Ltd.(d)	1,618,157
27,664	Eqstra Holdings Ltd.	20,483
54,199	Foschini Group Ltd. (The)	786,920
10,106	Gijima Group Ltd.(b)	455
108,031	Great Basin Gold Ltd.(b)(c)(d)	8,653
106,602	Grindrod Ltd.	182,943
556	Group Five Ltd.	1,574
21,787	Harmony Gold Mining Co. Ltd.	178,454
14,422	Hudaco Industries Ltd.	178,806
6,374	Hulamin Ltd.(b)	2,573
8,550	Iliad Africa Ltd.	4,832
52,630	Illovo Sugar Ltd.	192,173
95,843	Imperial Holdings Ltd.	2,177,363
61,419	JD Group Ltd.	327,968
25,640	JSE Ltd.	207,973
182,386	Lewis Group Ltd.	1,451,406
59,244	Liberty Holdings Ltd.	687,165
70,859	Life Healthcare Group Holdings Ltd.	267,969
15,437	Massmart Holdings Ltd.	310,497
116,507	Mediclinic International Ltd.	633,552
106,290	Merafe Resources Ltd.(b)	8,458
20,292	Metair Investments Ltd.	71,239
302,992	MMI Holdings Ltd.	732,787
76,923	Mondi Ltd.	832,161
38,912	Mr. Price Group Ltd.	601,139
38,126	Murray & Roberts Holdings Ltd.(b)	98,716
141,978	Mvelaphanda Group Ltd.(b)	34,223
31,978	Mvelaserve Ltd.	32,086
202,370	Nampak Ltd.	674,516
221,676	Netcare Ltd.	460,192
62,045	Northam Platinum Ltd.	233,277
315,395	Oceana Group Ltd.(d)	2,182,501
20,617	Omnia Holdings Ltd.	305,190
8,480	Palabora Mining Co. Ltd.	82,681

Shares		Value

SOUTH AFRICA (continued)
50,737	Peregrine Holdings Ltd.	$63,841
4,111	Petmin Ltd.	1,038
38,560	Pick’n Pay Stores Ltd.	188,605
6,765	Pinnacle Technology Holdings Ltd.	13,381
256,650	Pioneer Foods Ltd.(d)	1,642,792
44,385	PPC Ltd.	148,400
50,557	PSG Group Ltd.	368,508
1,762	Raubex Group Ltd.	3,353
17,348	Resilient Property Income Fund Ltd. - Units	91,255
55,765	Reunert Ltd.	491,235
11,250	Santam Ltd.	234,844
106,890	Sappi Ltd.(b)	302,401
9,525	Sentula Mining Ltd.(b)	1,868
38,542	Spar Group Ltd. (The)	541,192
16,434	Stefanutti Stocks Holdings Ltd.	19,048
14,635	Sun International Ltd.	162,880
118,716	Super Group Ltd.(b)	212,221
63,720	Telkom SA Ltd.(b)	134,118
14,182	Times Media Group Ltd.(b)	22,899
14,831	Tongaat Hulett Ltd.	232,626
24,146	Trencor Ltd.	153,164
62,145	Truworths International Ltd.	676,591
46,017	Tsogo Sun Holdings Ltd.	118,086
6,989	Vukile Property Fund Ltd. - Units	13,743
8,374	Wesizwe Platinum Ltd.(b)	618
9,811	Wilson Bayly Holmes-Ovcon Ltd.	160,789
191,832	Woolworths Holdings Ltd.	1,446,929
211,907	Zeder Investments Ltd.	70,875

		36,765,146

SOUTH KOREA — 1.4%
850	Aekyung Petrochemical Co. Ltd.(b)	46,062
1,511	AK Holdings, Inc.	30,965
487	AMOREPACIFIC Corp.	553,714
1,882	AMOREPACIFIC Group	811,058
1,340	Asia Cement Co. Ltd.	70,526
32,680	Asiana Airlines, Inc.(b)	188,780
921	AtlasBX Co. Ltd.	28,586
1,640	AUK Corp.(b)	3,195
2,450	Basic House Co. Ltd. (The)(b)	26,396
2,891	Binggrae Co. Ltd.	314,124
48,140	BS Financial Group, Inc.	545,139
1,310	Bukwang Pharmaceutical Co. Ltd.	20,000
3,300	Busan City Gas Co. Ltd.	66,569
5,560	Capro Corp.	65,766
21,561	Cheil Industries, Inc.	1,846,504
19,930	Cheil Worldwide, Inc.	383,761
1,180	Chin Hung International, Inc.(b)	700
3,870	Chong Kun Dang Pharm Corp.	123,133

50

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

SOUTH KOREA (continued)
73	Chosun Refractories Co. Ltd.	$4,237
1,970	CJ CGV Co. Ltd.	61,054
2,682	CJ CheilJedang Corp.	842,275
9,547	CJ Corp.	932,290
4,976	CJ E&M Corp.(b)	133,913
2,137	CJ Korea Express Co. Ltd.(b)	222,400
6,490	Cosmochemical Co. Ltd.(b)	57,128
329	Crown Confectionery Co. Ltd.	57,619
3,210	Dae Dong Industrial Co. Ltd.	18,102
675	Dae Han Flour Mills Co. Ltd.	77,366
16,020	Dae Won Kang Up Co. Ltd.	111,785
20,010	Daechang Co. Ltd.(b)	22,935
6,690	Daeduck Electronics Co.	56,619
3,740	Daeduck GDS Co. Ltd.	40,809
4,330	Daegu Department Store	53,996
10,500	Daekyo Co. Ltd.	57,959
22,484	Daelim Industrial Co. Ltd.	1,564,768
9,090	Daesang Corp.	220,457
4,530	Daesang Holdings Co. Ltd.	24,465
4,240	Daesung Holdings Co. Ltd.	27,059
1,850	Daesung Industrial Co. Ltd.(b)	30,618
69,215	Daewoo Engineering & Construction Co. Ltd.(b)	588,956
13,072	Daewoo International Corp.	502,216
33,976	Daewoo Securities Co. Ltd.	342,688
29,870	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	640,893
844	Daewoong Co. Ltd.	16,174
2,661	Daewoong Pharmaceutical Co. Ltd.	117,361
12,620	Daishin Securities Co. Ltd.	100,557
20,410	Daou Technology, Inc.	290,074
4,792	Dasan Networks, Inc.(b)	21,486
399	Daum Communications Corp.	34,280
3,090	DCM Corp.	29,750
52,250	DGB Financial Group, Inc.	661,150
1,360	Dong Ah Tire & Rubber Co. Ltd.	19,204
679	Dong-A Pharmaceutical Co. Ltd.	70,353
5,230	Dongaone Co. Ltd.	14,722
330	Dongbang Transport Logistics Co. Ltd.	1,195
12,536	Dongbu HiTek Co. Ltd.(b)	77,818
9,369	Dongbu Insurance Co. Ltd.	424,809
12,350	Dongbu Securities Co. Ltd.	38,502
754	Dong-IL Corp.	29,867
841	Dongil Industries Co. Ltd.	37,439
23,402	Dongkuk Steel Mill Co. Ltd.	300,411
7,740	Dongwha Pharmaceutical Co. Ltd.	46,131
531	Dongwon F&B Co. Ltd.	34,326
496	Dongwon Industries Co. Ltd.	129,617
20,030	Dongwon Systems Corp.(b)	19,101
10,510	Dongyang Mechatronics Corp.	88,659
5,324	Doosan Corp.	615,096

Shares		Value

SOUTH KOREA (continued)
5,723	Doosan Heavy Industries & Construction Co. Ltd.	$245,062
33,690	Doosan Infracore Co. Ltd.(b)	497,349
3,614	DRB Holding Co. Ltd.	19,253
3,145	DRB Industrial Co. Ltd.(b)	22,781
270	E1 Corp.	15,374
684	E-Mart Co. Ltd.	148,328
8,099	Eugene Investment & Securities Co. Ltd.(b)	18,565
2,450	F&F Co. Ltd.	13,703
674	Fila Korea Ltd.	38,008
12,730	Foosung Co. Ltd.(b)	59,763
2,079	Fursys, Inc.	51,851
3,200	Global & Yuasa Battery Co. Ltd.	136,145
101,270	Grand Korea Leisure Co. Ltd.	2,850,714
1,229	Green Cross Corp.	178,051
9,290	Green Cross Holdings Corp.	144,810
23,773	GS Engineering & Construction Corp.	1,338,403
5,230	GS Global Corp.	66,178
33,465	GS Holdings	2,104,987
384	Gwangju Shinsegae Co. Ltd.	83,096
12,680	Halla Climate Control Corp.	236,021
2,770	Halla Engineering & Construction Corp.	21,767
15,810	Han Kuk Carbon Co. Ltd.	102,636
1,900	Hanall Biopharma Co. Ltd.(b)	15,331
230	Handok Pharmaceuticals Co. Ltd.	3,659
9,530	Handsome Co. Ltd.	241,614
397	Hanil Cement Co. Ltd.	16,071
11,420	Hanil E-Wha Co. Ltd.	74,137
3,489	Hanjin Heavy Industries &
	Construction Co. Ltd.(b)	37,750
2,130	Hanjin Heavy Industries & Construction Holdings Co. Ltd.	13,613
8,895	Hanjin Shipping Co. Ltd.(b)	99,096
4,620	Hanjin Transportation Co. Ltd.	97,644
22	Hankook Shell Oil Co. Ltd.	4,962
20,641	Hankook Tire Co. Ltd.(b)	870,609
4,718	Hankook Tire Worldwide Co. Ltd.	60,997
375	Hanmi Science Co. Ltd.(b)	1,616
2,520	Hanmi Semiconductor Co. Ltd.	16,059
5,720	Hansol Chemical Co. Ltd.	124,564
2,170	Hansol CSN	5,720
1,110	Hansol Paper Co.	9,323
2,020	Hanssem Co. Ltd.	33,988
33,385	Hanwha Chemical Corp.	554,070
35,410	Hanwha Corp.	1,011,390
3,780	Hanwha General Insurance Co. Ltd.(b)	25,648
10,053	Hanwha Investment & Securities Co. Ltd.	36,088
27,600	Hanwha Life Insurance Co. Ltd.	194,612
770	Hanwha Timeworld Co. Ltd.	13,979

51

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

SOUTH KOREA (continued)
2,720	Hanyang Securities Co. Ltd.	$17,034
9,828	Hite Jinro Co. Ltd.	290,623
4,676	HMC Investment Securities Co. Ltd.	55,309
12,150	Hotel Shilla Co. Ltd.	512,470
104,698	Huchems Fine Chemical Corp.	2,270,409
3,050	Husteel Co. Ltd.	76,628
5,070	Hwa Shin Co. Ltd.	40,724
1,254	Hy-Lok Corp.	25,296
4,977	Hyosung Corp.	274,269
5,770	Hyundai BNG Steel Co. Ltd.(b)	52,166
1,530	Hyundai Corp.	27,216
5,065	Hyundai Department Store Co. Ltd.	629,294
18,510	Hyundai Development Co.	332,657
1,041	Hyundai Elevator Co. Ltd.	78,748
15,752	Hyundai Engineering & Construction Co. Ltd.	948,933
4,090	Hyundai Engineering Plastics Co. Ltd.	18,826
2,471	Hyundai Glovis Co. Ltd.	514,320
29,420	Hyundai Greenfood Co. Ltd.	488,265
15,170	Hyundai Hysco Co. Ltd.	606,466
13,730	Hyundai Marine & Fire Insurance Co. Ltd.	443,776
387	Hyundai Mipo Dockyard	41,340
26,421	Hyundai Securities Co. Ltd.	202,773
6,050	Il Dong Pharmaceutical Co. Ltd.	49,594
803	Ilshin Spinning Co. Ltd.	58,241
266	Ilsung Pharmaceuticals Co. Ltd.	20,220
1,628	Ilyang Pharmaceutical Co. Ltd.(b)	37,692
19,590	Industrial Bank of Korea	215,551
3,395	Interpark Corp.(b)	25,962
2,410	Inzi Controls Co. Ltd.	16,109
7,005	IS Dongseo Co. Ltd.	69,690
3,810	ISU Chemical Co. Ltd.	73,887
10,380	IsuPetasys Co. Ltd.	41,307
5,470	Jahwa Electronics Co. Ltd.	72,977
3,330	Jeil Pharmaceutical Co.	52,671
15,899	Jeonbuk Bank	60,500
2,832	JW Pharmaceutical Corp.	36,354
24,810	Kangwon Land, Inc.	577,823
10,532	KC Tech Co. Ltd.	36,504
1,290	KCC Corp.	361,948
4,850	Keangnam Enterprises Ltd.	25,927
458	KEPCO Engineering & Construction Co., Inc.	26,961
5,370	Keyang Electric Machinery Co. Ltd.	12,211
6,150	Kishin Corp.	33,665
4,345	KISWIRE Ltd.	126,095
2,472	KIWOOM Securities Co. Ltd.	125,119
1,846	Kolon Corp.	29,114
7,440	Kolon Global Corp.	21,421
5,741	Kolon Industries, Inc.	292,156

Shares		Value

SOUTH KOREA (continued)
800	Korea Airport Service Co. Ltd.	$20,906
3,220	Korea Electric Terminal Co. Ltd.	76,765
33,770	Korea Exchange Bank(b)	234,092
590	Korea Gas Corp.	41,440
24,360	Korea Investment Holdings Co. Ltd.	833,145
5,406	Korea Kolmar Co. Ltd.(b)	143,750
2,603	Korea Kolmar Holdings Co. Ltd.	24,345
1,564	Korea Petrochemical Industrial Co. Ltd.	71,345
1,600	Korea United Pharm, Inc.	12,734
7,440	Korean Air Lines Co. Ltd.(b)	333,934
17,928	Korean Reinsurance Co.	175,894
18,380	KP Chemical Corp.	182,014
787	KPX Chemical Co. Ltd.	36,225
23,310	KTB Investment & Securities Co. Ltd.(b)	44,136
1,913	Kukdo Chemical Co. Ltd.	74,899
2,220	Kumho Petrochemical Co. Ltd.	217,807
1,030	Kunsul Chemical Industrial Co. Ltd.	18,605
30,090	Kwang Dong Pharmaceutical Co. Ltd.	145,125
3,380	Kyeryong Construction
	Industrial Co. Ltd.	27,180
2,362	Kyobo Securities Co.	9,984
77	Kyungbang Ltd.(b)	7,166
17,150	Kyung-In Synthetic Corp.	43,166
6,160	LG Fashion Corp.	171,707
496	LG Hausys Ltd.	35,656
1,274	LG InnoTek Co. Ltd.(b)	87,963
6,784	LG International Corp.	246,329
39,180	LG Uplus Corp.	250,398
11,910	LIG Insurance Co. Ltd.	303,593
2,710	Livart Furniture Co. Ltd.	17,518
497	Lotte Chilsung Beverage Co. Ltd.	649,390
536	Lotte Confectionary Co. Ltd.	772,103
6,810	Lotte Midopa Co. Ltd.	78,366
6,290	Lotte Non-Life Insurance Co. Ltd.(b)	23,041
406	Lotte Samkang Co. Ltd.	272,131
2,578	LS Corp.	210,854
2,821	LS Industrial Systems Co. Ltd.	176,409
39,012	Macquarie Korea Infrastructure Fund	239,667
9,189	Meritz Fire & Marine Insurance Co. Ltd.	124,699
86,760	Meritz Securities Co. Ltd.	103,816
22	Mi Chang Oil Industrial Co. Ltd.	1,049
3,910	Mirae Asset Securities Co. Ltd.	106,121
19,700	Moorim P&P Co. Ltd.	64,306
7,820	Moorim Paper Co. Ltd.	17,890
8,590	Motonic Corp.	97,274
1,710	Namhae Chemical Corp.(c)(d)	15,491

52

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

SOUTH KOREA (continued)
46	Namyang Dairy Products Co. Ltd.	$39,859
2,740	National Plastic Co.	6,369
2,166	NCSoft Corp.	415,087
933	Neowiz Corp.(b)	13,645
1,189	NEPES Corp.	15,154
3,138	Nexen Corp.(d)	243,133
12,850	NH Investment & Securities Co. Ltd.	59,384
6,790	NK Co. Ltd.	23,659
799	Nong Shim Holdings Co. Ltd.	45,423
2,181	NongShim Co. Ltd.	515,953
5,249	OCI Co. Ltd.	741,194
20,775	OCI Materials Co. Ltd.	616,240
804	Orion Corp.	754,902
686	Ottogi Corp.	149,076
12,196	Poongsan Corp.	355,614
2,723	Poongsan Holdings Corp.	58,050
450	Pulmuone Holdings Co. Ltd.	15,473
159,289	Pyeong Hwa Automotive Co. Ltd.	2,351,506
3,500	RNL BIO Co. Ltd.(b)	12,885
9,961	S&T Dynamics Co. Ltd.	100,012
3,150	S&T Holdings Co. Ltd.	27,179
4,800	S&T Motiv Co. Ltd.	83,404
3,832	S1 Corp.	231,199
1,110	Sajo Industries Co. Ltd.	57,301
590	Sam Lip General Foods Co. Ltd.	13,822
1,240	Sam Young Electronics Co. Ltd.	9,915
3,017	Sam Yung Trading Co. Ltd.	29,323
2,193	Sambu Construction Co. Ltd.(b)	8,114
480	Samchully Co. Ltd.	42,824
23,040	Samick Musical Instruments Co. Ltd.	33,168
4,310	Samick THK Co. Ltd.	23,396
5,671	Samjin Pharmaceutical Co. Ltd.	63,179
670	SamkwangGlass Co. Ltd.	41,959
2,345	Samsung Electro-Mechanics Co. Ltd.	200,828
2,470	Samsung Fine Chemicals Co. Ltd.	157,631
11,262	Samsung SDI Co. Ltd.	1,414,720
9,571	Samsung Securities Co. Ltd.	428,703
1,993	Samsung Techwin Co. Ltd.	104,347
1,040	Samyang Foods Co. Ltd.	27,035
647	Samyang Genex Co. Ltd.	31,027
4,141	Samyang Holdings Corp.	271,485
10,570	Savezone I&C Corp.	25,877
329,690	SBS Media Holdings Co. Ltd.	1,995,190
6,460	Seah Besteel Corp.	151,045
485	SeAH Holdings Corp.	41,803
1,408	SeAH Steel Corp.	121,486
5,840	Sebang Co. Ltd.	95,316
23,670	Seegene, Inc.(b)	1,697,225
5,490	Sejong Industrial Co. Ltd.	62,672
7,340	Seowon Co. Ltd.	23,859

Shares		Value

SOUTH KOREA (continued)
14,154	Shin Poong Pharmaceutical Co. Ltd.	$66,189
512	Shinsegae Co. Ltd.	91,546
18,450	Shinsung Solar Energy Co. Ltd.(b)	30,113
15,480	Shinwon Corp.(b)	24,201
2,240	Shinyoung Securities Co. Ltd.	62,234
920	Silla Co. Ltd.	20,499
2,728	Simm Tech Co. Ltd.	27,015
971	Sindo Co. Ltd.	58,940
3,895	SK Broadband Co. Ltd.(b)	14,249
1,018	SK C&C Co. Ltd.	89,329
3,755	SK Chemicals Co. Ltd.	231,374
1,489	SK Gas Co. Ltd.	107,859
19,698	SK Holdings Co. Ltd.	2,745,366
91,900	SK Networks Co. Ltd.	804,736
49,520	SK Securities Co. Ltd.	52,671
8,900	SKC Co. Ltd.	363,965
4,390	SL Corp.	50,920
5,310	Songwon Industrial Co. Ltd.	52,584
35,232	Soulbrain Co. Ltd.	1,418,196
9,930	Ssangyong Cement Industrial Co. Ltd.(b)	50,260
5,618	STX Corp. Co. Ltd.	41,210
4,620	STX Engine Co. Ltd.	33,890
34,580	STX Offshore & Shipbuilding Co. Ltd.	250,488
5,270	STX Pan Ocean Co. Ltd.	16,647
2,270	Suheung Capsule Co. Ltd.	38,090
1,940	Sung Jin Geotec Co. Ltd.(b)	18,856
214	Sunjin Co. Ltd.	2,610
4,250	Tae Kyung Industrial Co. Ltd.	13,191
245	Taekwang Industrial Co. Ltd.	227,792
23,300	Taeyoung Engineering & Construction Co. Ltd.	117,077
14,600	Taihan Electric Wire Co. Ltd.(b)(c)(d)	21,620
16,710	Tailim Packaging Industrial Co. Ltd.	25,817
2,243	TCC Steel	9,769
10,260	TONGYANG Life Insurance	111,010
200	TONGYANG Moolsan Co. Ltd.	2,888
11,428	TONGYANG Securities, Inc.	40,290
16,668	TONGYANG, Inc.(b)	12,364
1,420	TS Corp.	34,439
21,743	Unid Co. Ltd.(d)	728,688
250	Union Steel	2,854
1,758	Unison Co. Ltd.(b)	12,493
5,350	Whanin Pharmaceutical Co. Ltd.	47,093
61,970	Woongjin Chemical Co. Ltd.(b)	32,957
6,450	Woongjin Coway Co. Ltd.	234,793
9,550	Woongjin Energy Co. Ltd.(b)	16,419
6,940	Woongjin Holdings Co. Ltd.(b)	10,882
1,000	Woongjin Thinkbig Co. Ltd.	5,841
6,008	Woori Financial Co. Ltd.	90,621

53

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

SOUTH KOREA (continued)
18,733	Woori Investment & Securities Co. Ltd.	$181,215
1,620	Y G-1 Co. Ltd.	19,533
250	YESCO Co. Ltd.	6,888
6,970	Youlchon Chemical Co. Ltd.	55,026
345	Young Poong Corp.	318,870
568	Young Poong Precision Corp.	6,250
4,952	Youngone Corp.	153,473
2,598	Youngone Holdings Co. Ltd.	144,598
1,184	Yuhan Corp.	204,643

		67,979,802

SPAIN — 0.5%
12,490	Abengoa SA	43,629
49,960	Abengoa SA - B Shares(b)	173,091
11,124	Acciona SA	682,562
37,960	Acerinox SA	395,581
13,394	ACS Actividades de Construccion y Servicios SA	285,928
1,811	Adolfo Dominguez SA(b)	9,389
1,520	Adveo Group International SA	22,341
3,013	Almirall SA	26,946
7,961	Amper SA(b)	19,502
7,185	Antena 3 de Television SA	28,777
3,330	Azkoyen SA(b)	7,165
962,513	Banco de Sabadell SA	2,342,907
30,904	Banco Espanol de Credito SA	112,597
218,100	Banco Popular Espanol SA(b)	340,075
105,639	Bankinter SA	417,753
1,315	Baron de Ley(b)	74,398
18,045	Bolsas y Mercados Espanoles SA	388,957
20,024	Caja de Ahorros del Mediter- raneo(b)(c)(d)	0
7,792	Campofrio Food Group SA(b)	57,062
5,568	Cementos Portland Valderrivas SA(b)	26,775
16,842	Cie Automotive SA	116,789
3,901	Codere SA(b)	16,382
485	Construcciones y Auxiliar de Ferrocarriles SA	230,707
28,489	Deoleo SA(b)	12,186
4,433	Dinamia Capital Privado Sociedad de Capital Riesgo SA	29,821
38,450	Distribuidora Internacional de Alimentacion SA	232,737
11,664	Duro Felguera SA	70,602
26,229	Ebro Foods SA	481,731
158,336	EDP Renovaveis SA(b)	752,769
7,969	Elecnor SA	94,613
82,978	Enagas SA	1,649,837
65,751	Ence Energia y Celulosa SA	160,219
17,940	Ercros SA(b)	12,417
30,935	Faes Farma SA	53,528
15,162	Fersa Energias Renovables SA(b)	7,271

Shares		Value

SPAIN (continued)
12,842	Fluidra SA	$32,957
13,163	Fomento de Construcciones y Contratas SA	171,976
75,684	Gamesa Corp. Tecnologica SA	154,405
43,796	Grifols SA(b)	1,519,055
31,966	Grupo Catalana Occidente SA	522,049
27,092	Grupo Ezentis SA(b)	6,250
2,010	Iberpapel Gestion SA	34,363
23,067	Indra Sistemas SA	263,103
893	Inmobiliaria Colonial SA(b)	1,744
5,819	Laboratorios Farmaceuticos Rovi SA	39,144
124,222	Mapfre SA	344,238
25,671	Mediaset Espana Comunicacion SA	137,884
6,826	Melia Hotels International SA	50,652
2,756	Miquel y Costas & Miquel SA	74,980
43,256	NH Hoteles SA(b)	156,985
34,034	Obrascon Huarte Lain SA	890,419
7,120	Papeles y Cartones de Europa SA	17,073
9,252	Pescanova SA	171,484
1,765	Prim SA	10,867
126,652	Promotora de Informaciones SA - Class A(b)	54,993
1,272,303	Prosegur Cia de Seguridad SA(d)	6,926,162
27,657	Realia Business SA(b)	21,150
22,104	Red Electrica Corp. SA	1,036,411
53,083	Sacyr Vallehermoso SA(b)	105,406
26,801	Sociedad Nacional de Industrias Apicaciones Celulosa Espanola SA(b)	28,103
12,491	Solaria Energia y Medio Ambiente SA	14,085
2,247	Tecnicas Reunidas SA	110,352
9,564	Telecomunicaciones y Energia	14,504
35,993	Tubacex SA(b)	92,838
34,984	Tubos Reunidos SA	86,834
8,830	Vidrala SA	228,212
15,581	Viscofan SA	754,089
7,537	Vocento SA(b)	9,574
3,633	Vueling Airlines SA(b)	24,251
22,996	Zardoya Otis SA	284,350
13,261	Zeltia SA(b)	22,688

		23,790,674

SWEDEN — 0.9%
13,070	AarhusKarlshamn AB	514,295
24,738	Acando AB	58,555
1,487	Active Biotech AB(b)	13,675
3,083	AddNode Group AB	15,339
2,555	AddTech AB - Class B	63,751
307,610	AF AB - B Shares(d)	6,828,924
2,158	Arise Windpower AB(b)	7,613
794	Atrium Ljungberg AB - B Shares	10,444

54

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

SWEDEN (continued)
1,644	Avanza Bank Holding AB	$32,283
8,149	Axfood AB	301,737
14,516	Axis Communications AB	339,215
4,907	B&B Tools AB - Class B	33,661
15,977	BE Group AB	39,022
2,816	Beijer AB G&L - Class B	43,835
6,098	Beijer Alma AB	102,508
2,038	Beijer Electronics AB	15,440
11,117	Betsson AB	303,363
17,184	Bilia AB - A Shares	220,211
48,248	Billerud AB	460,083
4,165	BioGaia AB - Class B	108,004
24,799	Biotage AB	29,910
1,759	Bjoern Borg AB	9,255
293,940	Boliden AB	5,136,162
23,579	Bure Equity AB	81,406
11,928	Byggmax Group AB	55,028
18,040	Castellum AB	241,652
2,600	Catena AB	22,833
5,967	CDON Group AB(b)	33,465
6,345	Cision AB(b)	49,743
4,046	Clas Ohlson AB - Class B	51,697
10,828	Concordia Maritime AB - Class B	16,325
1,753	Connecta AB	13,003
19,770	CyberCom Group AB(b)	3,666
6,462	Duni AB	58,454
4,322	East Capital Explorer AB	31,928
55,809	Electrolux AB - Class B	1,427,850
123,512	Elekta AB - Class B	1,759,695
2,573	Enea AB	16,448
36,561	Eniro AB(b)	51,538
15,073	Fabege AB	149,755
741	Fagerhult AB	18,321
6,050	Fastighets AB Balder - Class B(b)	33,201
96,813	Getinge AB - Class B	2,977,559
9,616	Gunnebo AB	37,113
15,931	Hakon Invest AB	273,567
22,340	Haldex AB	97,337
227,906	Hexagon AB - Class B	5,243,326
11,372	Hexpol AB	507,487
8,094	HIQ International AB	36,852
440	HMS Networks AB	7,032
7,672	Hoganas AB - Class B	255,622
22,300	Holmen AB - Class B	657,277
7,179	Hufvudstaden AB - Class A	91,186
22,054	Husqvarna AB - Class A	128,010
112,222	Husqvarna AB - Class B	651,043
11,328	Industrial & Financial Systems - Class B	174,628
5,489	Indutrade AB	153,923
31,357	Intrum Justitia AB	453,839
39,593	JM AB	713,317
55,554	KappAhl AB(b)	40,035
6,105	Klovern AB	23,655

Shares		Value

SWEDEN (continued)
18,031	KNOW IT AB	$130,484
14,357	Kungsleden AB	70,130
2,706	Lagercrantz AB - Class B	24,171
16,891	Lindab International AB	126,614
31,173	Loomis AB - Class B	427,678
75,113	Lundin Petroleum AB(b)	1,798,300
100,014	Meda AB - Class A	1,023,074
4,303	Medivir AB - Class B(b)	39,249
7,277	Mekonomen AB	203,513
29,549	Micronic Mydata AB(b)	45,886
3,473	Modern Times Group AB - Class B	105,768
1,715	MQ Holding AB	4,861
900	NCC AB - Class A	16,676
39,737	NCC AB - Class B	743,470
2,159	Nederman Holding AB	42,315
3,937	Net Entertainment NE AB	43,330
56,096	Net Insight AB - Class B(b)	13,362
49,418	New Wave Group AB - Class B	149,754
9,358	Nibe Industrier AB - Class B	141,790
61,798	Nobia AB(b)	248,761
8,614	Nolato AB - Class B	99,998
7,536	Nordic Mines AB(b)	5,590
8,208	Nordnet AB - Class B	20,294
6,243	Northland Resources SA(b)	4,751
5,718	Orexo AB(b)	41,465
176,445	PA Resources AB(b)	11,971
55,121	Peab AB	259,944
50,315	Pricer AB - Class B	66,754
1,152	Proact IT Group AB	16,500
23,300	Proffice AB - Class B	67,446
97,544	Ratos AB - Class B	837,512
4,226	ReadSoft AB - Class B	12,424
10,197	Rederi AB Transatlantic(b)	8,917
8,898	Rezidor Hotel Group AB(b)	31,659
49,500	RNB Retail and Brands AB(b)	14,552
36,090	Rottneros AB	10,012
22,865	Saab AB - Class B	434,348
115	Sagax AB	3,034
48,868	SAS AB(b)	47,520
4,652	Sectra AB - Class B	28,685
33,791	Securitas AB - Class B	245,756
3,842	Semcon AB(b)	25,544
39,832	Skanska AB - Class B	622,741
6,034	SkiStar AB	72,549
19,483	SSAB AB - Class A	139,406
26,308	SSAB AB - Class B	162,618
1,658	Studsvik AB	6,374
8,924	Sweco AB - Class B	93,843
21,190	Swedish Orphan Biovitrum AB(b)	119,801
2,770	Systemair AB	32,052
5,196	TradeDoubler AB	9,165
95,263	Trelleborg AB - Class B	1,036,232
3,694	Vitrolife AB	24,226
8,602	Wallenstam AB - Class B	94,218

55

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

SWEDEN (continued)
6,774	Wihlborgs Fastigheter AB	$103,404
3,694	Xvivo Perfusion AB(b)	15,037

		41,551,629

SWITZERLAND — 1.5%
1,011	Acino Holding AG	123,973
3,861	Actelion Ltd.	186,230
1,180	Adecco SA	57,068
564	Advanced Digital Broadcast Holdings SA(b)	7,873
8,701	AFG Arbonia-Forster Holding(b)	196,200
268,000	Allied World Assurance Co. Holdings AG	21,520,400
8,646	Allreal Holding AG	1,306,230
55	Alpiq Holding AG	8,989
934	ALSO-Actebis Holding AG	45,632
314	APG SGA SA	60,015
70,135	Aryzta AG	3,501,855
4,837	Ascom Holding AG	41,239
323	Autoneum Holding AG(b)	16,474
1,807	Bachem Holding AG - Class B	72,276
32,904	Baloise Holding AG	2,748,772
1,857	Bank Coop AG	110,068
277	Banque Cantonale de Geneve	61,301
2,108	Banque Cantonale Vaudoise	1,117,039
6	Banque Privee Edmond de Rothschild SA	122,345
728	Barry Callebaut AG	694,934
372	Basilea Pharmaceutica(b)	18,374
2,881	Basler Kantonalbank	313,374
99	Belimo Holding AG	174,337
39	Bell AG	82,916
752	Bellevue Group AG	7,510
1,916	Berner Kantonalbank AG	521,535
344	BKW AG	13,261
551	Bobst Group AG(b)	16,921
959	Bossard Holding AG	128,821
3,886	Bucher Industries AG	728,129
1,281	Burckhardt Compression Holding AG	367,945
36	Carlo Gavazzi Holding AG	7,538
74	Centralschweizerische Kraftwerke AG	26,221
178	Cham Paper Holding AG(b)	30,390
1,088	Charles Voegele Holding AG - Class A(b)	19,276
131	Cicor Technologies(b)	4,480
893	Cie Financiere Tradition SA	54,081
80,593	Clariant AG	862,786
1,178	Coltene Holding AG	34,152
35	Conzzeta AG	64,453
3,284	Daetwyler Holding AG	285,803
3,873	Dufry AG(b)	491,559
830	EFG International AG	7,593
1,100	Emmi AG	273,317

Shares		Value

SWITZERLAND (continued)
2,683	EMS-Chemie Holding AG	$647,631
4,343	Energiedienst Holding AG(d)	197,028
10,141	Etrion Corp.(b)	3,547
18,150	Ferrexpo Plc	61,186
2,933	Flughafen Zuerich AG	1,255,020
530	Forbo Holding AG	334,629
1,617	Galenica AG	948,878
89,347	GAM Holding AG	1,247,193
1,495	Gategroup Holding AG	39,410
8,060	Geberit AG	1,661,677
3,379	Georg Fischer AG	1,184,627
1,405	Givaudan SA	1,406,056
360	Gurit Holding AG	146,891
4,832	Helvetia Holdings AG	1,694,028
4,946	Highlight Communications AG	23,265
1,239	Huber & Suhner AG	55,212
5,293	Implenia AG	224,212
249	Inficon Holding AG	53,260
187,480	Informa Plc	1,210,797
128	Interroll Holding AG	48,380
104	Intershop Holdings	36,238
178,605	Julius Baer Group Ltd.	6,194,504
821	Kaba Holding AG - Class B	310,531
1,015	Kardex AG(b)	26,756
1,899	Komax Holding AG	137,536
3,822	Kudelski SA(b)	41,860
734	Kuoni Reisen Holding AG	196,012
161	LEM Holding SA	80,993
1,026	LifeWatch AG(b)	8,186
15	Lindt & Spruengli AG	545,850
6,756	Logitech International SA	48,677
7,813	Lonza Group AG	396,061
1,434	Luzerner Kantonalbank AG	518,907
52	Metall Zug AG - Class B	109,159
23,083	Meyer Burger Technology AG(b)	224,311
20,313	Micronas Semiconductor
	Holding	174,273
677	Mikron Holding AG	3,896
9,148	Mobilezone Holding AG	95,773
3,918	Mobimo Holding AG	908,717
726	Nobel Biocare Holding AG	6,501
117,608	OC Oerlikon Corp AG(b)	1,183,278
587	Orascom Development Holding AG(b)	10,053
417	Orell Fuessli Holding AG	43,545
153	Orior AG	7,984
5,542	Panalpina Welttransport Holding AG	523,375
1,305	Partners Group Holding AG	276,190
281	Phoenix Mecano AG	138,720
3,798	PSP Swiss Property AG	348,684
78	PubliGroupe SA	10,645
352	Rieter Holding AG	56,052
154	Romande Energie Holding SA(d)	197,936

56

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

SWITZERLAND (continued)
144	Schaffner Holding AG	$35,780
8,537	Schmolz & Bickenbach AG	32,267
456	Schweiter Technologies AG	223,275
8,630	Schweizerishe National-
	Versicherungs-Gesellsschaft AG	348,425
588	Siegfried Holding AG	73,240
894	Sika AG	1,865,180
120	Societa Elettrica Sopracenerina SA	22,755
4,650	Sonova Holding AG	467,596
1,426	St. Galler Kantonalbank AG	584,916
308,724	STMicroelectronics NV	1,815,482
751	Straumann Holding AG	92,655
14,484	Sulzer AG	2,096,471
14,003	Swiss Life Holding AG	1,762,216
161,767	Swisslog Holding AG	173,700
2,762	Swissquote Group Holding SA	85,265
955	Tamedia AG	106,647
3,570	Tecan Group AG	266,418
5,714	Temenos Group AG(b)	93,567
4,883	Tornos Holding AG(b)	33,766
1,732	U-Blox AG	76,715
43	Valartis Group AG(b)	854
4,767	Valiant Holding AG	469,124
2,865	Valora Holding AG	545,744
380	Vaudoise Assurances Holding SA - Class B	117,819
47	Vetropack Holding AG	80,243
19,476	Von Roll Holding AG(b)	44,335
19,524	Vontobel Holding AG	544,022
1,036	VZ Holding AG	123,479
3	Walliser Kantonalbank	2,828
390	Walter Meier AG - Class A	87,523
915	Ypsomed Holding AG	54,332
4,167	Zehnder Group AG	245,420
1,427	Zueblin Immobilien Holding AG(b)	4,275
52	Zug Estates Holding AG - B Shares(b)	68,511
31	Zuger Kantonalbank AG	163,105

		74,645,765

TAIWAN — 1.1%
14,000	Ability Enterprise Co. Ltd.	12,604
119,000	Accton Technology Corp.	59,067
679,000	Acer, Inc.(b)	525,303
5,000	Achem Technology Corp.	2,208
149,497	Action Electronics Co. Ltd.(b)	35,516
5,000	A-DATA Technology Co. Ltd.	4,895
18,400	Adlink Technology, Inc.	18,739
54,060	Advancetek Enterprise Co. Ltd.	44,044
79,637	Advantech Co. Ltd.	275,339
110,027	AGV Products Corp.(b)	33,898
123,000	Alpha Networks, Inc.	78,316
134,215	Altek Corp.	65,930

Shares		Value

TAIWAN (continued)
120,000	Ambassador Hotel (The)	$123,851
18,000	AMPOC Far-East Co. Ltd.	15,189
108,830	AmTRAN Technology Co. Ltd.	92,019
2,000	Anpec Electronics Corp.	1,195
14,000	APCB, Inc.	8,938
22,552	Apex Biotechnology Corp.	56,201
34,320	Apex Science & Engineering	10,597
29,000	Ardentec Corp.	18,018
83,427	Arima Communications Corp.	31,986
79,000	Asia Optical Co., Inc.(b)	72,070
141,000	Asia Polymer Corp.	112,703
103,100	Asia Vital Components Co. Ltd.	47,293
9,000	ASROCK, Inc.	31,117
11,000	Aten International Co. Ltd.	16,361
12,000	AU Optronics Corp.(b)	4,560
56,000	Audix Corp.	45,337
19,000	Aurora Corp.	28,553
47,000	Aurora Systems Corp.	40,625
13,000	AV Tech Corp.	39,384
22,270	Avermedia Technologies, Inc.	10,330
9,000	Avision, Inc.	2,357
17,850	Awea Mechantronic Co. Ltd.	17,934
157,595	Bank of Kaohsiung(b)	45,316
13,000	Basso Industry Corp.	7,343
1,293,350	BES Engineering Corp.	316,115
16,000	Biostar Microtech International Corp.	5,362
62,000	C Sun Manufacturing Ltd.	39,582
76,659	Cameo Communications, Inc.(b)	17,057
228,781	Capital Securities Corp.	76,123
81,000	Career Technology Manufacturing Co. Ltd.	105,089
117,000	Carnival Industrial Corp.(b)	36,927
7,000	Cathay Chemical Works	2,875
226,000	Cathay No. 1 REIT	131,210
23,000	Cathay No. 2 REIT	12,440
189,000	Cathay Real Estate Development Co. Ltd.	87,019
38,000	Central Reinsurance Co. Ltd.(b)	16,715
47,000	ChainQui Construction Development Co. Ltd.	27,914
21,000	Champion Building Materials Co. Ltd.	7,261
9,261	Chang Wah Electromaterials, Inc.	26,883
127,000	Charoen Pokphand Enterprise	59,995
13,000	CHC Resources Corp.	20,626
811,920	Cheng Loong Corp.	325,185
169,797	Cheng Uei Precision Industry Co. Ltd.	376,067
19,000	Chenming Mold Industry Corp.(b)	17,431
380,659	Chia Hsin Cement Corp.	171,354
200,226	Chicony Electronics Co. Ltd.	439,349
120,120	Chien Kuo Construction Co. Ltd.	53,455

57

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

TAIWAN (continued)
171,000	Chimei Innolux Corp.(b)	$63,805
303,744	China Airlines Ltd.(b)	118,534
47,000	China Chemical & Pharmaceutical Co. Ltd.	29,362
984,000	China Development Financial Holding Corp.(b)	219,958
14,000	China Ecotek Corp.	30,576
253,000	China General Plastics Corp.(b)	111,723
22,000	China Glaze Co. Ltd.	9,640
716,391	China Life Insurance Co. Ltd.(b)	559,134
1,005,505	China Manmade Fibers Corp.(b)	338,696
58,802	China Metal Products	53,543
521,391	China Motor Corp.	469,408
749,686	China Petrochemical Development Corp.	520,963
557,114	China Steel Chemical Corp.	2,422,027
77,000	China Steel Structure Co. Ltd.	75,649
194,616	China Synthetic Rubber Corp.	208,190
96,000	China Wire & Cable Co. Ltd.(b)	33,027
20,000	Chinese Maritime Transport Ltd.	23,004
96,883	Chin-Poon Industrial Co.	105,299
6,000	Chipbond Technology Corp.	10,167
17,574	Chong Hong Construction Co.	40,246
35,876	Chroma ATE, Inc.	68,283
92,000	Chun Yu Works & Co. Ltd.(b)	31,808
338,779	Chun Yuan Steel	128,147
79,000	Chung Hsin Electric & Machinery Manufacturing Corp.	41,511
156,339	Chung Hung Steel Corp.(b)	39,443
198,240	Chung Hwa Pulp Corp.(b)	60,261
228,000	Chunghwa Picture Tubes Ltd.(b)	7,102
141,916	Clevo Co.	185,578
749,000	CMC Magnetics Corp.(b)	111,789
127,182	Collins Co. Ltd.	48,979
87,150	Compal Communications, Inc.(b)	77,715
810,000	Compeq Manufacturing Co.	299,461
163,689	Continental Holdings Corp.	58,836
65,000	Coretronic Corp.	47,060
74,000	Cosmos Bank Taiwan(b)	17,707
30,000	Coxon Precise Industrial Co. Ltd.	56,893
298,700	CSBC Corp. Taiwan	173,826
203,838	CTCI Corp.	405,408
1,000	Cyberlink Corp.	3,611
15,460	CyberTAN Technology, Inc.	10,796
76,000	DA CIN Construction Co. Ltd.	49,301
76,000	Darfon Electronics Corp.	43,187
66,201	Delpha Construction Co. Ltd.	19,897
2,000	Depo Auto Parts Industrial Co. Ltd.	4,190
17,000	DFI, Inc.	12,832

Shares		Value

TAIWAN (continued)
186,712	D-Link Corp.	$104,821
42,183	Dynamic Electronics Co. Ltd.	13,242
81,000	E Ink Holdings, Inc.	65,160
3,069,162	E.Sun Financial Holding Co. Ltd.	1,539,178
60,000	Eastern Media International Corp.(b)	7,908
85,956	Eclat Textile Co. Ltd.	254,227
94,000	Edimax Technology Co. Ltd.(b)	35,074
11,000	Edom Technology Co. Ltd.	3,637
34,320	Elan Microelectronics Corp.	53,103
14,000	E-LIFE MALL Corp.	31,247
21,000	Elite Advanced Laser Corp.	23,507
27,967	Elite Material Co. Ltd.	27,668
30,000	Elite Semiconductor Memory Technology, Inc.	19,923
205,789	Elitegroup Computer Systems Co. Ltd.	55,722
160,000	Entie Commercial Bank	77,227
124,000	Epistar Corp.	197,381
210,492	Eternal Chemical Co. Ltd.	163,926
676,609	Eva Airways Corp.(b)	392,590
40,000	Everest Textile Co. Ltd.(b)	10,311
148,000	Evergreen International Storage & Transport Corp.	91,447
428,197	Evergreen Marine Corp. Taiwan Ltd.(b)	220,603
194,145	Everlight Chemical Industrial Corp.	117,633
51,643	Everlight Electronics Co. Ltd.	53,919
1,000	Everspring Industry Co.(b)	366
59,373	Excelsior Medical Co. Ltd.	108,330
389,190	Far Eastern Department Stores Co. Ltd.	366,375
1,015,365	Far Eastern International Bank	373,647
16,797	Faraday Technology Corp.	20,585
43,000	Farglory F T Z Investment Holding Co. Ltd.(b)	27,452
68,000	Farglory Land Development Co. Ltd.	114,294
289,971	Federal Corp.	187,110
182,320	Feng Hsin Iron & Steel Co.	288,342
36,208	Feng TAY Enterprise Co. Ltd.	40,655
91,000	First Copper Technology Co. Ltd.(b)	31,151
51,914	First Hotel	33,588
119,000	First Insurance Co. Ltd.	60,086
63,079	First Steamship Co. Ltd.	48,693
54,915	FLEXium Interconnect, Inc.	223,702
7,621	Flytech Technology Co. Ltd.	15,809
106,761	Forhouse Corp.	52,079
13,000	Formosa Advanced Technologies Co. Ltd.	6,898
75,000	Formosa Epitaxy, Inc.(b)	49,294
10,751	Formosa International Hotels Corp.	115,009
48,203	Formosa Oilseed Processing	21,204

58

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

TAIWAN (continued)
729,000	Formosa Taffeta Co. Ltd.	$642,593
347,000	Formosan Rubber Group, Inc.	234,600
187,628	Formosan Union Chemical	104,693
33,000	Fortune Electric Co. Ltd.	13,443
66,179	Founding Construction & Development Co. Ltd.	40,325
86,000	Froch Enterprise Co. Ltd.(b)	29,086
100,022	FSP Technology, Inc.	88,338
1,710	FU I Industrial	3,102
35,000	Fubon No. 1 REIT	20,727
89,000	Fubon No. 2 REIT	40,216
57,800	Fullerton Technology Co. Ltd.	46,003
56,000	Fulltech Fiber Glass Corp.	24,537
113,284	Fwusow Industry Co. Ltd.	58,557
21,000	G Shank Enterprise Co. Ltd.	11,825
49,101	Gemtek Technology Corp.	48,408
78,051	Genesis Photonics, Inc.(b)	53,303
11,000	Genius Electronic Optical Co. Ltd.	73,804
5,662	GeoVision, Inc.	21,320
341,000	Getac Technology Corp.	154,085
575,143	Giant Manufacturing Co. Ltd.	2,972,926
29,000	Giantplus Technology Co. Ltd.(b)	8,279
154,781	Gigabyte Technology Co. Ltd.	127,693
56,274	Gigastorage Corp.	29,666
91,297	Gintech Energy Corp.(b)	65,631
71,133	Global Brands Manufacture Ltd.	24,253
102,000	Globe Union Industrial Corp.	44,169
293,770	Gold Circuit Electronics Ltd.(b)	55,611
343,852	Goldsun Development & Construction Co. Ltd.	121,238
18,900	Good Will Instrument Co. Ltd.	11,355
886,000	Grand Pacific Petrochemical	456,459
19,000	Grape King Industrial Co.	43,902
59,000	Great China Metal Industry	64,731
66,000	Great Taipei Gas Co. Ltd.	43,040
163,036	Great Wall Enterprise Co. Ltd.	139,526
67,353	Green Energy Technology, Inc.(b)	32,279
17,000	GTM Corp.(b)	7,653
71,214	Hannstar Board Corp.	33,398
554,000	HannStar Display Corp.(b)	43,808
15,115	HannsTouch Solution, Inc.(b)	4,217
38,641	Harvatek Corp.	14,550
168,000	Hey Song Corp.	196,395
181,485	Highwealth Construction Corp.(c)(d)	251,920
31,620	Hitron Technology, Inc.	15,587
90,300	Hiwin Technologies Corp.	581,135
285,449	Ho Tung Chemical Corp.(b)	141,686
139,000	Hocheng Corp.	41,777
45,320	Hold-Key Electric Wire & Cable Co. Ltd.	15,142
28,800	Holiday Entertainment Co. Ltd.	39,830
43,135	Holy Stone Enterprise Co. Ltd.	34,848

Shares		Value

TAIWAN (continued)
12,000	Howarm Construction Co. Ltd.	$9,037
166,678	Hsin Kuang Steel Co. Ltd.	95,571
63,326	Hsing TA Cement Co.	22,762
316,000	HUA ENG Wire & Cable Co. Ltd.(b)	115,204
13,479	Huaku Development Co. Ltd.	27,454
39,000	Huang Hsiang Construction Co.	92,118
138,514	Hung Poo Real Estate Development Corp.	127,549
85,000	Hung Sheng Construction Co. Ltd.	45,973
78,000	Hwa Fong Rubber Co. Ltd.(b)	16,154
118,341	Ichia Technologies, Inc.(b)	45,777
51,000	I-Chiun Precision Industry Co. Ltd.(b)	30,552
123,500	ICP Electronics, Inc.	153,675
17,000	Infortrend Technology, Inc.	8,904
523,000	Inotera Memories, Inc.(b)	71,076
600,155	Inventec Corp.	205,239
24,000	I-Sheng Electric Wire & Cable Co. Ltd.	32,452
14,000	ITE Technology, Inc.(b)	9,992
13,000	Jess-Link Products Co. Ltd.(b)	10,235
84,000	Jih Sun Financial Holdings Co. Ltd.	21,882
3,090	Johnson Health Tech Co. Ltd.	7,510
44,000	Kang Na Hsiung Enterprise Co. Ltd.	18,451
35,000	Kaulin Manufacturing Co. Ltd.	19,649
134,823	KEE TAI Properties Co. Ltd.	87,690
177,949	Kenda Rubber Industrial Co. Ltd.	207,112
15,000	Kenmec Mechanical Engineering Co. Ltd.	4,272
87,000	Kerry TJ Logistics Co. Ltd.	138,634
217,000	Kindom Construction Co.	139,281
204,000	King Slide Works Co. Ltd.	1,145,263
353,184	King Yuan Electronics Co. Ltd.	192,234
555,185	King’s Town Bank(b)	380,101
49,532	King’s Town Construction Co. Ltd.	47,730
47,000	Kinik Co.	64,034
37,000	Kinko Optical Co. Ltd.	48,953
323,343	Kinpo Electronics, Inc.	65,084
102,000	Kinsus Interconnect Technology Corp.	280,380
16,328	KS Terminals, Inc.	11,877
16,000	Kung Long Batteries Industrial Co. Ltd.	32,260
183,000	Kuoyang Construction Co. Ltd.	83,004
238,800	Kwong Fong Industries(b)	131,611
78,000	KYE Systems Corp.(b)	22,429
62,000	L&K Engineering Co. Ltd.	58,472
125,280	LAN FA Textile	33,408
3,000	Largan Precision Co. Ltd.	63,877
66,478	LCY Chemical Corp.	68,725
4,828	Leader Electronics, Inc.	2,669

59

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

TAIWAN (continued)
282,410	Lealea Enterprise Co. Ltd.	$99,091
21,826	Ledtech Electronics Corp.	6,732
36,638	Leofoo Development Co. Ltd.(b)	18,938
66,991	LES Enphants Co. Ltd.	46,438
316,695	Li Peng Enterprise Co. Ltd.(b)	89,764
26,522	Lian Hwa Food Corp.	31,323
446,362	Lien Hwa Industrial Corp.	279,621
235,000	Lingsen Precision Industries Ltd.	113,427
98,579	LITE-ON IT Corp.	82,676
104,000	Lite-On Semiconductor Corp.	44,501
37,178	Lite-On Technology Corp.	47,343
179,000	Long Bon International Co. Ltd.(b)	117,036
249,547	Long Chen Paper Co. Ltd.(b)	63,983
12,000	Longwell Co.	12,139
2,451	Lotes Co. Ltd.	7,375
69,000	Lucky Cement Corp.(b)	14,597
30,939	Lumax International Corp. Ltd.	58,780
6,000	Lung Yen Life Service Corp.	18,506
998,936	Macronix International	259,886
27,000	Makalot Industrial Co. Ltd.	81,520
67,000	Marketech International Corp.	32,798
411,000	Masterlink Securities Corp.	120,011
64,152	Mayer Steel Pipe Corp.(b)	24,157
9,000	Maywufa Co. Ltd.	4,745
82,000	Meiloon Industrial Co. Ltd.(b)	28,912
135,360	Mercuries & Associates Ltd.	115,841
50,600	Merida Industry Co. Ltd.	193,999
10,341	Merry Electronics Co. Ltd.	12,213
34,000	Microelectronics Technology, Inc.(b)	12,919
202,404	Micro-Star International Co. Ltd.	91,459
64,000	MIN AIK Technology Co. Ltd.	172,638
54,590	Mirle Automation Corp.	34,665
293,000	Mitac International Corp.	96,990
56,000	Mosel Vitelic, Inc.(b)(c)(d)	3,508
42,000	Motech Industries Inc.(b)	32,349
4,000	Nak Sealing Technologies Corp.	6,456
174,591	Nan Kang Rubber Tire Co. Ltd.	202,008
52,383	Nan Ya Printed Circuit Board Corp.	60,161
99,902	Nantex Industry Co. Ltd.	63,780
127,872	Nanya Technology Corp.(b)	6,128
32,000	National Petroleum Co. Ltd.	32,096
123,000	Neo Solar Power Corp.(b)	59,368
3,326	New Asia Construction & Development Corp.	921
25,848	Nichidenbo Corp.	17,829
72,838	Nien Hsing Textile Co. Ltd.	49,868
21,000	Novatek Microelectronics Corp.	79,076
34,000	Ocean Plastics Co. Ltd.(b)	27,351
84,000	OptoTech Corp.	31,199

Shares		Value

TAIWAN (continued)
71,000	Orient Semiconductor Electronics Ltd.(b)	$9,722
214,500	Oriental Union Chemical Corp.	227,625
600,000	Pacific Hospital Supply Co. Ltd.(d)	1,747,882
99,453	Pan Jit International, Inc.(b)	33,023
53,086	Pan-International Industrial(b)	43,886
4,200	Paragon Technologies Co. Ltd.	4,845
98,746	Phihong Technology Co. Ltd.	64,732
18,890	Phytohealth Corp.(b)	29,422
213,715	Pou Chen Corp.	216,184
13,000	Powertech Industrial Co. Ltd.(b)	8,366
86,200	Powertech Technology, Inc.	133,966
603,807	President Securities Corp.(b)	325,544
336,110	Prince Housing & Development Corp.	226,087
121,000	Prodisc Technology, Inc.(b)(c)(d)	704
26,000	Promate Electronic Co. Ltd.	20,782
428,520	Qisda Corp.(b)	92,415
151,084	Quintain Steel Co. Ltd.	32,324
147,581	Radiant Opto-Electronics Corp.	613,816
381,744	Radium Life Tech Co. Ltd.	237,835
40,421	Realtek Semiconductor Corp.	76,103
85,562	Rechi Precision Co. Ltd.	61,069
37,000	Rexon Industrial Corp. Ltd.(b)	6,890
117,000	Rich Development Co. Ltd.	56,673
11,370	Richtek Technology Corp.	61,885
844,398	Ritek Corp.(b)	86,427
209,403	Ruentex Development Co. Ltd.	351,245
129,472	Ruentex Industries Ltd.	292,074
150,335	Sampo Corp.	46,522
31,626	San Fang Chemical Industry Co. Ltd.	24,954
702,080	Sanyang Industrial Co. Ltd.(b)	448,226
21,000	Sanyo Electric Taiwan Co. Ltd.	21,243
37,000	Sercomm Corp.	49,777
20,000	Sesoda Corp.	21,155
33,000	Sheng Yu Steel Co. Ltd.	20,221
16,360	ShenMao Technology, Inc.	17,669
108,000	Shihlin Electric & Engineering Corp.	128,288
32,000	Shihlin Paper Corp.(b)	48,965
5,172,000	Shin Kong Financial Holding Co. Ltd.(b)	1,340,250
85,000	Shin Kong No.1 REIT	37,448
69,078	Shining Building Business Co. Ltd.(b)	48,003
119,000	Shinkong Insurance Co. Ltd.	75,973
593,314	Shinkong Synthetic Fibers Corp.	182,183
79,000	Shinkong Textile Co. Ltd.	94,922
44,000	Shuttle, Inc.(b)	14,987
95,000	Sigurd Microelectronics Corp.	78,862
182,000	Silicon Integrated Systems Corp.(b)	66,663

60

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

TAIWAN (continued)
121	Silitech Technology Corp.	$180
11,000	Simplo Technology Co. Ltd.	54,223
85,000	Sinbon Electronics Co. Ltd.	74,634
75,170	Sincere Navigation Corp.	63,044
26,000	Sino-American Silicon Products, Inc.	25,099
107,000	Sinon Corp.	46,884
2,068,046	SinoPac Financial Holdings Co. Ltd.	799,963
13,486	Sinphar Pharmaceutical Co. Ltd.	13,134
46,443	Sinyi Realty Co.	62,003
20,000	Sitronix Technology Corp.	25,092
6,000	Soft-World International Corp.	9,140
50,000	Solomon Technology Corp.(b)	18,913
38,000	Solytech Enterprise Corp.(b)	11,057
15,000	Sonix Technology Co. Ltd.	18,562
132,000	Southeast Cement Co. Ltd.	57,612
8,560	Standard Chemical & Pharmaceutical Co.	7,091
76,646	Standard Foods Corp.	196,518
33,000	Stark Technology, Inc.	27,168
22,000	Sunonwealth Electric Machine Industry Co. Ltd.	13,179
101,399	Sunplus Technology Co. Ltd.(b)	28,289
27,000	Sunrex Technology Corp.	11,322
24,000	Sunspring Metal Corp.	22,059
48,000	Supreme Electronics Co. Ltd.	17,499
83,980	Sweeten Construction Co. Ltd.	45,997
132,111	TA Chen Stainless Pipe Co. Ltd.	63,992
393,666	TA Chong Bank Ltd.(b)	123,574
409,340	Ta Ya Electric Wire & Cable	94,304
70,000	Tah Hsin Industrial Co. Ltd.	65,896
41,217	TA-I Technology Co. Ltd.	23,422
374,789	Taichung Commercial Bank	118,675
11,000	Taiflex Scientific Co. Ltd.	11,504
78,000	Tainan Enterprises Co. Ltd.	75,831
909,037	Tainan Spinning Co. Ltd.	401,423
1,757,670	Taishin Financial Holding Co. Ltd.	628,760
71,716	Taisun Enterprise Co. Ltd.	38,298
168,924	Taita Chemical Co. Ltd.	50,019
12,000	Taiwan Acceptance Corp.	25,797
2,502,107	Taiwan Business Bank(b)	696,350
137,088	Taiwan Cogeneration Corp.	87,990
71,000	Taiwan Fertilizer Co. Ltd.	169,160
103,320	Taiwan Fire & Marine Insurance Co.	72,505
65,000	Taiwan FU Hsing Industrial Co. Ltd.	51,399
324,223	Taiwan Glass Industrial Corp.	310,211
71,468	Taiwan Hon Chuan Enterprise Co. Ltd.	152,171
205,110	Taiwan Land Development Corp.(b)	80,043
35,958	Taiwan Life Insurance Co. Ltd.(b)	21,356

Shares		Value

TAIWAN (continued)
92,150	Taiwan Mask Corp.	$29,179
82,544	Taiwan Navigation Co. Ltd.	64,707
190,032	Taiwan Paiho Ltd.	103,757
95,120	Taiwan Pulp & Paper Corp.	27,905
18,360	Taiwan Sakura Corp.	9,805
86,117	Taiwan Secom Co. Ltd.	183,363
101,000	Taiwan Sogo Shin Kong Security Co. Ltd.	114,268
94,000	Taiwan Styrene Monomer(b)	23,812
12,000	Taiwan Surface Mounting Technology Co. Ltd.	17,828
136,469	Taiwan TEA Corp.	66,103
95,000	Taiyen Biotech Co. Ltd.	63,415
597,634	Tatung Co. Ltd.(b)	137,274
1,553,000	Teco Electric and Machinery Co. Ltd.	1,055,269
10,000	Tecom Co. Ltd.(b)	657
10,000	Tekcore Co. Ltd.(b)	3,902
13,000	Ten Ren Tea Co. Ltd.	19,937
29,000	ThaiLin Semiconductor Corp.(b)	9,699
17,000	Thinking Electronic Industrial Co. Ltd.	16,207
59,049	Thye Ming Industrial Co, Ltd.	56,093
513,100	Ton Yi Industrial Corp.	288,934
43,180	Tong Yang Industry Co. Ltd.	34,958
78,132	Tong-Tai Machine & Tool Co. Ltd.	58,306
71,939	Topco Scientific Co. Ltd.	106,385
30,518	Topoint Technology Co. Ltd.	17,185
24,137	Transcend Information, Inc.	60,730
27,122	Tripod Technology Corp.	52,457
36,988	Tsann Kuen Enterprise Co. Ltd.	76,477
167,802	TSRC Corp.	342,353
22,000	TTET Union Corp.	37,467
560,315	Tung Ho Steel Enterprise Corp.	531,304
14,815	TXC Corp.	25,763
48,271	TYC Brother Industrial Co. Ltd.	17,185
251,303	Tycoons Group Enterprise(b)	38,023
42,253	Tyntek Corp.(b)	9,156
29,400	TZE Shin International Co. Ltd.(b)	14,040
26,000	U-Ming Marine Transport Corp.	39,428
223,288	Unimicron Technology Corp.	228,543
288,153	Union Bank of Taiwan(b)	98,640
30,769	Union Insurance Co. Ltd.(b)	14,746
179,037	Unitech Printed Circuit Board Corp.	52,524
134,000	United Integrated Services Co. Ltd.	117,659
19,196	Unity Opto Technology Co. Ltd.(b)	15,607
283,000	Universal Cement Corp.	135,142
40,000	Universal Microelectronics Co. Ltd.(b)	8,818
137,416	Unizyx Holding Corp.	55,978
166,595	UPC Technology Corp.	85,828

61

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

TAIWAN (continued)
274,337	USI Corp.	$206,604
9,000	U-Tech Media Corp.(b)	1,599
7,000	Vanguard International Semiconductor Corp.	4,541
56,800	Ve Wong Corp.	37,526
27,674	Via Technologies, Inc.(b)	12,694
4,000	Wafer Works Corp.	1,582
117,000	Wah Lee Industrial Corp.	149,792
1,020,000	Walsin Lihwa Corp.(b)	279,332
235,947	Walsin Technology Corp.(b)	52,419
72,000	Walton Advanced Engineering, Inc.(b)	18,830
195,300	Wan Hai Lines Ltd.(b)	95,603
897,866	Waterland Financial Holdings Co. Ltd.	271,703
114,000	Wei Chuan Food Corp.	121,366
65,100	Weikeng Industrial Co. Ltd.	45,350
15,606	Well Shin Technology Co. Ltd.	21,422
17,000	Wellypower Optronics Corp.(b)	6,605
50,000	Weltrend Semiconductor, Inc.(b)	17,629
884,977	Winbond Electronics Corp.(b)	119,360
501,673	Wintek Corp.(b)	198,351
197,479	Wistron Corp.	189,620
84,069	Wistron NeWeb Corp.	125,186
575,865	WPG Holdings Co. Ltd.	695,868
110,348	WT Microelectronics Co. Ltd.	133,532
95,000	WUS Printed Circuit Co. Ltd.(b)	38,537
430,000	Yageo Corp.(b)	124,529
1,163,600	Yang Ming Marine Transport Corp.(b)	454,088
211,077	YC INOX Co. Ltd.	111,274
81,129	Yem Chio Co. Ltd.	57,627
431,624	YFY, Inc.	175,826
118,159	Yi Jinn Industrial Co. Ltd.	28,111
309,596	Yieh Phui Enterprise Co. Ltd.	86,268
29,000	Young Fast Optoelectronics Co. Ltd.	49,736
352,000	Yulon Motor Co. Ltd.	615,736
29,000	Yung Chi Paint & Varnish Manufacturing Co. Ltd.	54,798
61,000	YungShin Global Holding Corp.	82,795
130,000	Yungtay Engineering Co. Ltd.	258,999
92,000	Zenitron Corp.	55,743
226,561	Zig Sheng Industrial Co. Ltd.	69,180
35,169	Zinwell Corp.	28,412
4,000	Zippy Technology Corp.	2,793

		55,079,932

THAILAND — 0.5%
76,300	AJ Plast Public Co. Ltd. - FOR(d)	37,590
272,500	Amata Corp. Public Co. Ltd. - FOR(d)	136,917
413,880	Asian Property Development Public Co. Ltd. - FOR(d)	117,480

Shares		Value

THAILAND (continued)
179,700	Asian Property Development Public Co. Ltd. - NVDR	$51,008
404,300	Bangchak Petroleum Public Co. Ltd. - FOR(d)	346,260
6,500	Bangkok Aviation Fuel Services Public Co. Ltd. - FOR(d)	3,520
9,551,200	Bangkok Chain Hospital Public Co. Ltd. - FOR(d)	2,913,661
2,893,000	Bangkok Expressway Public Co. Ltd. - FOR(d)	2,619,274
22,000	Bangkok Insurance Public Co. Ltd. - FOR(d)	191,648
580,100	Bangkokland Public Co. Ltd. - FOR(d)	24,983
14,000	Bank of Ayudhya Public Co. Ltd. - FOR	13,589
195,700	BEC World Public Co. Ltd. - FOR(d)	376,715
9,900	Big C Supercenter Public Co. Ltd. - FOR(d)	60,563
62,700	Bumrungrad Hospital Public Co. Ltd. - FOR(d)	154,960
1,158,900	CalComp Electronics Public Co. Ltd. - FOR(d)	100,577
64,000	Central Pattana Public Co. Ltd. - FOR(d)	148,254
261,400	Central Plaza Hotel Public Co. Ltd. - FOR(d)	166,307
316,500	CH Karnchang Public Co. Ltd. - FOR(d)	89,322
2,100	Charoong Thai Wire & Cable Public Co. Ltd. - FOR(d)	668
307,400	Delta Electronics Thailand Public Co. Ltd. - FOR(d)	293,359
831,500	Dynasty Ceramic Public Co. Ltd. - FOR(d)	1,288,622
5,914,800	Eastern Water Resources Development and Management Public Co. Ltd. - FOR(d)	2,450,831
52,000	Electricity Generating Public Co. Ltd. - FOR(d)	222,251
85,800	Esso Thailand Public Co. Ltd. - FOR(d)	30,233
5,120,400	G J Steel Public Co. Ltd. - FOR(b)(d)	23,388
1,289,700	G Steel Public Co. Ltd. - FOR(b)(d)	14,727
143,500	GFPT Public Co. Ltd. - FOR(d)	34,178
135,200	Glow Energy Public Co. Ltd. - FOR(d)	315,393
233,500	Hana Microelectronics Public Co. Ltd. - FOR(d)	167,602
1,785,800	Hemaraj Land and Development Public Co. Ltd. - FOR(d)	182,950
1,167,644	Home Product Center Public Co. Ltd. - FOR(d)	434,295

62

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

THAILAND (continued)
63,100	ICC International Public Co. Ltd. - FOR(d)	$85,437
2,285,000	IRPC Public Co. Ltd. - FOR(d)	320,571
664,100	Italian-Thai Development Public Co. Ltd. - FOR(b)(d)	87,536
930,500	Jasmine International Public Co. Ltd. - FOR(d)	146,937
126,400	KGI Securities Thailand Public Co. Ltd. - FOR(d)	9,073
155,100	Khon Kaen Sugar Industry Public Co. Ltd.(d)	68,315
81,600	Kiatnakin Bank Public Co. Ltd. - FOR(d)	118,473
225,100	Land and Houses Public Co. Ltd. - FOR	63,160
452,800	Land and Houses Public Co. Ltd. - NVDR	127,050
14,600	Lanna Resources Public Co. Ltd. - FOR(d)	11,670
400,600	Loxley Public Co. Ltd. - FOR(d)	60,645
85,600	Major Cineplex Group Public Co. Ltd. - FOR(d)	55,019
36,900	MBK Public Co. Ltd. - FOR(d)	133,033
71,100	MCOT Public Co. Ltd. - FOR(d)	77,711
77,000	MCS Steel Public Co. Ltd. - FOR(d)	15,199
143,770	Minor International Public Co. Ltd. - FOR(d)	85,840
2,094,100	Polyplex Public Co. Ltd. - FOR(d)	942,857
240,500	Precious Shipping Public Co. Ltd. - FOR(d)	105,145
53,800	Pruksa Real Estate Public Co. Ltd. - FOR(d)	34,404
805,141	Quality Houses Public Co. Ltd. - FOR(d)	56,215
118,700	Ratchaburi Electricity Generating Holding Public Co. Ltd. - FOR(d)	209,129
34,100	Regional Container Lines Public Co. Ltd. - FOR(b)(d)	7,788
153,900	Robinson Department Store Public Co. Ltd. - FOR(d)	305,038
28,500	Rojana Industrial Park Public Co. Ltd. - FOR(b)(d)	8,973
69,300	Saha-Union Public Co. Ltd. - FOR(d)	85,918
1,383,400	Sahaviriya Steel Industries Public Co. Ltd. - FOR(b)(d)	29,789
276,600	Samart Corp. Public Co. Ltd. - FOR(d)	101,074
35,700	Samart Telcoms Public Co. Ltd. - FOR(d)	22,363
1,921,500	Sansiri Public Co. Ltd. - FOR(d)	193,090
168,500	SC Asset Corp. Public Co. Ltd. - FOR(d)	105,553
15,100	Siam City Cement Public Co. Ltd. - FOR(d)	209,873

Shares		Value

THAILAND (continued)
36,900	Siam Future Development Public Co. Ltd. - FOR(d)	$9,150
23,300	Siam Makro Public Co. Ltd. - FOR(d)	349,690
77,500	Siamgas & Petrochemicals Public Co. Ltd. - FOR(d)	36,664
44,000	SNC Former Public Co. Ltd. - FOR(d)	33,162
74,254	Somboon Advance Technology Public Co. Ltd. - FOR(d)	68,440
22,100	Sri Trang Agro-Industry Public Co. Ltd. - FOR(d)	11,392
7,700	STP & I Public Co. Ltd. - FOR(d)	14,320
263,800	Supalai Public Co. Ltd. - FOR(d)	165,252
1,330,700	Tata Steel Thailand Public Co. Ltd. - FOR(b)(d)	34,733
83,900	Thai Airways International Public Co. Ltd. - FOR(b)(d)	63,233
22,200	Thai Carbon Black Public Co. Ltd. - FOR(d)	20,100
15,000	Thai Central Chemical Public Co. Ltd. - FOR(d)	10,228
127,000	Thai Oil Public Co. Ltd. - FOR(d)	276,582
18,200	Thai Stanley Electric Public Co. Ltd. - FOR(d)	129,449
200,718	Thai Union Frozen Products Public Co. Ltd. - FOR(d)	471,507
8,900	Thai Vegetable Oil Public Co. Ltd. - FOR(d)	7,143
204,400	Thaicom Public Co. Ltd. - FOR(b)(d)	146,715
425,100	Thanachart Capital PCL - FOR(d)	513,171
191,760	Thoresen Thai Agencies Public Co. Ltd. - FOR(d)	100,103
7,173,138	Ticon Industrial Connection Public Co. Ltd. - FOR(d)	3,065,843
18,500	Tipco Asphalt Public Co. Ltd. - FOR(d)	27,765
195,000	Tisco Financial Group Public Co. Ltd. - FOR(d)	284,706
5,285,900	TMB Bank Public Co. Ltd. - FOR(d)	317,326
137,000	Total Access Communication Public Co. Ltd. - FOR(d)	387,757
600,000	TPI Polene Public Co. Ltd. - FOR(d)	276,020
1,863,445	True Corp. Public Co. Ltd. - FOR(b)(d)	310,068
256,900	Vinythai Public Co. Ltd. - FOR(d)	154,224

		24,178,746

TURKEY — 0.2%
2,233	Adana Cimento Sanayii T.A.S. - Class A	4,397

63

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

TURKEY (continued)
13,070	Akcansa Cimento AS	$64,312
38,378	Akenerji Elektrik Uretim AS - Placement Shares(b)	44,748
8,242	Akfen Holding AS(b)	41,750
325	Akmerkez Gayrimenkul Yatirim Ortakligi AS REIT	3,367
61,656	Aksa Akrilik Kimya Sanayii	162,008
73,605	Aksigorta AS	82,947
14,323	Alarko Holding AS	33,240
29,526	Albaraka Turk Katilim Bankasi AS(b)	23,390
13,283	Altinyildiz Mensucat ve Konfeksiyon Fabrikalari AS(b)	265,289
28,087	Anadolu Anonim Tuerk Sigorta Sirketi(b)	14,415
1,665	Anadolu Cam Sanayii AS(b)	2,489
31,143	Anadolu Hayat Emeklilik AS	77,835
24,069	Arcelik AS	159,116
106,186	Asya Katilim Bankasi AS(b)	119,070
46,890	Aygaz AS	216,073
679	Bagfas Bandirma Gubre Fabrik	20,929
793	Baticim Bati Anadolu Cimento Sanayii AS	2,973
2,472	Borusan Mannesmann Boru Sanayi ve Ticaret AS	37,097
21,074	Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	56,432
16,881	Bursa Cimento Fabrikasi AS	44,828
90,362	Celebi Hava Servisi AS(b)(d)	1,030,913
29,087	Cimsa Cimento Sanayi ve Ticaret AS	137,605
19,705	Coca-Cola Icecek AS	382,557
11,012	Deva Holding AS(b)	12,409
259,431	Dogan Sirketler Grubu Holdings AS(b)	112,890
5,064	Dogan Yayin Holding AS(b)	1,836
55,895	Dogus Otomotiv Servis ve Ticaret AS	207,677
13,370	Eczacibasi Yatirim Holding Ortakligi AS	43,709
144,670	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	153,346
29,868	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	44,490
137,750	Eregli Demir ve Celik Fabrikalari TAS	163,686
17,827	Ford Otomotiv Sanayi AS	182,994
66,324	Gentas Genel Metal Sanayi ve Ticaret AS	48,841
67,762	Global Yatirim Holding AS(b)	47,632
276	Goltas Goller Bolgesi Cimento Sanayi ve Ticaret AS	8,276
2,500	Goodyear Lastikleri TAS	73,222
74,533	GSD Holding AS(b)	28,691
5,261	Gubre Fabrikalari TAS(b)	36,834
9,201	Hurriyet Gazetecilik AS(b)	4,158

Shares		Value

TURKEY (continued)
170,851	Ihlas Holding AS(b)	$124,862
72,512	Ipek Dogal Enerji Kaynaklari Ve Uretim AS(b)	182,848
36,246	IS Finansal Kiralama AS(b)	19,816
9,126	IS Yatirim Menkul Degerler AS	8,859
25,002	Izmir Demir Celik Sanayi AS(b)	56,769
23,780	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS - Class A(b)	19,502
10,085	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS - Class B(b)	11,703
118,896	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS - Class D	87,555
428	Kartonsan Karton Sanayi ve Ticaret AS	57,598
842	Konya Cimento Sanayii AS	145,618
66,563	Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret AS	133,312
36,000	Koza Anadolu Metal Madencilik Isletmeleri AS(b)	91,381
18,103	Mardin Cimento Sanayii ve Ticaret AS	51,910
71,042	Menderes Tekstil Sanayi ve Ticaret AS(b)	23,780
37,052	NET Holding AS(b)	36,794
26,330	Netas Telekomunikasyon AS	152,765
5,026	Otokar Otomotiv Ve Savunma Sanayi AS	111,315
113,035	Petkim Petrokimya Holding AS	129,273
7,882	Pinar SUT Mamulleri Sanayii AS	64,419
84,071	Polyester Sanayi AS(b)	56,282
82,244	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	105,529
101,183	Sekerbank TAS(b)	86,365
131,825	Selcuk Ecza Deposu Ticaret ve Sanayi AS	158,117
30,615	Soda Sanayii AS(b)	47,481
10,000	TAV Havalimanlari Holding AS(b)	49,651
1,585	Tekfen Holding AS	5,730
62,692	Tekstil Bankasi AS(b)	24,132
20,247	Tofas Turk Otomobil Fabrikasi AS	112,955
158,040	Trakya Cam Sanayi AS(b)	193,087
9,741	Turcas Petrol AS	15,759
105,728	Turk Hava Yollari AO(b)	244,781
379,748	Turkiye Sinai Kalkinma Bankasi AS	436,418
346,487	Turkiye Sise ve Cam Fabrikalari AS	506,442
70,778	Ulker Biskuvi Sanayi AS	321,412
16,077	Vestel Beyaz Esya Sanayi ve Ticaret AS(b)	22,961
26,406	Vestel Elektonik Sanayi ve Ticaret AS(b)	26,516

64

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

TURKEY (continued)
11,836	Yapi Kredi Sigorta AS	$106,310

		8,228,478

UKRAINE — 0.0%
2,491	Kernel Holding SA(b)	52,119

UNITED ARAB EMIRATES — 0.0%
90,281	Dragon Oil Plc(b)	806,248
80,439	Lamprell Plc	96,059

		902,307

UNITED KINGDOM — 9.7%
929	4imprint Group Plc	5,234
278,982	Aberdeen Asset Management Plc	1,460,933
7,449	Acal Plc	20,916
27,694	Admiral Group Plc	495,182
476,613	Aegis Group Plc	1,808,248
292,869	Afren Plc(b)	650,799
51,749	African Barrick Gold Plc	354,085
21,716	Aga Rangemaster Group Plc	19,143
139,796	AMEC Plc	2,391,333
100,038	Amlin Plc	602,485
51,177	Anglo Pacific Group Plc	206,675
2,770	Anglo-Eastern Plantations	31,336
68,300	Anite Plc	155,631
97,903	Ashmore Group Plc	574,617
273,530	Ashtead Group Plc	1,646,468
21,468	Aveva Group Plc	689,420
6,071	Avon Rubber Plc	31,351
1,705,241	AZ Electronic Materials SA(d)	9,755,319
115,161	Babcock International Group Plc	1,817,539
215,301	Balfour Beatty Plc	1,095,145
22,893	BARR (A.G.) Plc	164,400
206,507	Barratt Developments Plc(b)	631,848
142,558	BBA Aviation Plc	464,710
43,519	Bellway Plc	710,018
44,135	Berendsen Plc	400,988
108,436	Berkeley Group Holdings Plc(b)	2,663,346
1,309	Betfair Group Plc	15,906
16,127	Big Yellow Group Plc REIT	89,006
3,760	Bloomsbury Publishing Plc	7,721
1,068,769	Bodycote Plc(d)	6,507,439
90,227	Booker Group Plc	149,245
20,861	Boot (Henry) Plc	43,764
72,968	Bovis Homes Group Plc	603,484
5,449	Braemar Shipping Services Plc	36,976
9,901	Brammer Plc	38,387
81,352	Brewin Dolphin Holdings Plc	237,097
130,783	British Land Co. Plc REIT	1,115,413
3,462	British Polythene Industries Plc	21,328
22,208	Britvic Plc	128,732
71,760	BTG Plc(b)	395,585
150,395	Bunzl Plc	2,487,693

Shares		Value

UNITED KINGDOM (continued)
76,492	Cable & Wireless Communi- cations Plc	$46,278
373,516	Cairn Energy Plc	1,689,553
11	Camellia Plc	1,717
99,205	Capita Plc	1,157,474
74,940	Capital & Counties Properties Plc	273,556
91,052	Capital & Regional Plc(b)	35,265
42,784	Capital Shopping Centres Group Plc REIT	229,914
11,197	Carclo Plc	65,817
349,116	Carillion Plc	1,734,115
986	Carpetright Plc(b)	10,979
5,800	Centaur Media Plc	4,774
3,699	Charles Stanley Group Plc	17,192
2,606	Charles Taylor Plc	7,570
36,659	Chemring Group Plc	185,581
48,647	Chesnara Plc	147,000
23,254	Chime Communications Plc	81,057
43,740	Cineworld Group Plc	171,171
4,407	Clarkson Plc	94,588
61,525	Close Brothers Group Plc	839,966
1,870,928	Cobham Plc	6,491,350
114,494	Colt Group SA(b)	204,167
25,602	Communisis Plc	15,287
63,868	Computacenter Plc	378,259
29,203	Concentric AB	220,137
6,595	Consort Medical Plc	81,204
199,220	Cookson Group Plc	1,872,701
5,190	Costain Group Plc	19,745
16,173	Cranswick Plc	194,962
4,000	Creston Plc	5,406
634,055	Croda International Plc(d)	22,520,937
73,400	CSR Plc	418,011
102,197	Daily Mail & General Trust Plc - Class A	787,088
54,059	Dairy Crest Group Plc	310,918
39,738	Darty Plc	34,469
802,946	De La Rue Plc(d)	13,722,138
353,060	Debenhams Plc	681,997
7,740	Dechra Pharmaceuticals Plc	77,066
34,483	Derwent London Plc REIT	1,147,448
29,907	Development Securities Plc	77,220
89,965	Devro Plc	475,907
6,324	Dialight Plc	113,586
5,188	Dignity Plc	78,280
1,008,908	Diploma Plc(d)	7,287,543
1,041,571	Dixons Retail Plc(b)	346,255
981,326	Domino Printing Sciences Plc(d)	8,583,256
42,149	Domino’s Pizza Group Plc	343,833
295,471	Drax Group Plc	2,677,344
167,079	DS Smith Plc	575,381
6,273	Dunelm Group Plc	67,825
25,606	E2V Technologies Plc	48,037
79,189	easyJet Plc	798,701

65

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

UNITED KINGDOM (continued)
230,794	Electrocomponents Plc	$793,311
229,079	Elementis Plc	773,738
171,604	EnQuest Plc(b)	320,960
1,720,000	Ensco Plc - ADR	99,450,400
188,946	Enterprise Inns Plc(b)	221,825
14,750	Erinaceous Group Plc(b)(c)(d)	0
8,205	Euromoney Institutional Investor Plc	105,927
304,900	F&C Asset Management Plc	487,116
1,043,379	Fenner Plc(d)	6,076,709
74,493	Fiberweb Plc	79,341
9,707	Fidessa Group Plc	208,342
97,005	Filtrona Plc	896,991
2,172	Findel Plc(b)	238
135,966	Firstgroup Plc	417,989
2,555	Fuller Smith & Turner - Class A	30,501
539,467	G4S Plc	2,267,838
28,463	Galliford Try Plc	339,212
5,558	Games Workshop Group Plc	60,543
54,226	Gem Diamonds Ltd.(b)	147,670
24,405	Genus Plc	574,217
1,388,182	GKN Plc	4,650,646
14,268	Go-Ahead Group Plc	298,867
38,840	Great Portland Estates Plc REIT	293,085
698,117	Greene King Plc(d)	6,691,972
15,572	Greggs Plc	117,581
70,960	Halfords Group Plc	395,755
1,057,069	Halma Plc(d)	7,034,958
84,204	Hammerson Plc REIT	641,106
73,847	Hansteen Holdings Plc REIT	88,604
16,173	Hardy Oil & Gas Plc(b)	33,864
78,688	Hargreaves Lansdown Plc	937,140
73,639	Hays Plc	96,851
7,301	Headlam Group Plc	37,644
41,557	Helical Bar Plc	129,432
17,724	Helphire Plc(b)	612
225,834	Henderson Group Plc	426,398
650,113	Hibu Plc(b)	3,882
71,298	Hikma Pharmaceuticals Plc	850,854
29,183	Hill & Smith Holdings Plc	175,191
337	Hilton Food Group Ltd.	1,511
35,750	Hochschild Mining Plc	285,575
5,026	Hogg Robinson Group Plc	3,974
98,781	Home Retail Group Plc	181,886
87,969	Homeserve Plc	313,308
211,194	Howden Joinery Group Plc	579,389
50,371	Hunting Plc	608,432
34,778	Huntsworth Plc	26,238
3,454	Hyder Consulting Plc	22,017
194,352	ICAP Plc	1,019,637
88,546	IG Group Holdings Plc	622,295
94,926	Imagination Technologies Group Plc(b)	699,456
102,510	IMI Plc	1,578,998
278,543	Inchcape Plc	1,806,998
59,469	Inmarsat Plc	543,663

Shares		Value

UNITED KINGDOM (continued)
497,362	Innovation Group Plc(b)	$176,577
82,005	InterContinental Hotels Group Plc	2,024,749
335,718	International Consolidated Airlines Group(b)	873,873
1,094,424	Interserve Plc(d)	6,887,945
50,521	Intertek Group Plc	2,298,299
269,086	Invensys Plc	989,200
240,925	Investec Plc	1,416,771
70,424	IP Group Plc(b)	134,331
22,429	ITE Group Plc	69,929
1,283,644	ITV Plc	1,792,880
8,667	James Fisher & Sons Plc	109,374
28,273	Jardine Lloyd Thompson Group Plc	339,229
63,090	Jazztel Plc(b)	417,863
7,378	JD Sports Fashion Plc	89,714
26,702	JKX Oil & Gas Plc(b)	33,718
4,183	John Menzies Plc	40,941
243,164	John Wood Group Plc	3,333,513
51,147	Johnson Matthey Plc	1,856,304
81,564	Johnston Press Plc(b)	16,782
35,089	Jupiter Fund Management Plc	148,245
172,730	Kcom Group Plc	211,846
19,459	Keller Group Plc	190,454
17,238	Kier Group Plc	358,296
51,645	Kofax Plc(b)	235,235
98,592	Ladbrokes Plc	285,114
2,486,999	Laird Plc(d)	8,436,218
122,471	Lancashire Holdings Ltd.	1,705,625
13,753	Lavendon Group Plc	31,349
64,985	London & Stamford Property Plc REIT	120,706
73,615	London Stock Exchange Group Plc	1,158,866
27,502	Lonmin Plc	227,678
43,642	Lookers Plc	53,525
22,684	Low & Bonar Plc	19,722
1,283	LSL Property Services Plc	4,659
354,344	Man Group Plc	448,598
6,088	Management Consulting Group Plc	2,432
47,388	Marshalls Plc	68,634
283,064	Marston’s Plc	560,034
55,254	McBride Plc	122,159
1,657,620	McBride Plc - Redeemable B Shares(b)(c)(d)	2,675
1,244	McKay Securities Plc REIT	2,790
28,145	Mears Group Plc	133,533
53,040	Mecom Group Plc	66,549
300,861	Meggitt Plc	1,874,100
990,480	Melrose Plc	3,852,142
8,916	Metric Property Investments Plc REIT	13,237
99,955	Michael Page International Plc	581,338
69,830	Millennium & Copthorne Hotels Plc	566,262

66

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

UNITED KINGDOM (continued)
49,303	Mitchells & Butlers Plc(b)	$260,570
165,675	Mitie Group Plc	779,622
231,628	Mondi Plc	2,549,265
125,036	Moneysupermarket.com Group Plc	270,383
147,568	Morgan Crucible Co. Plc	600,112
15,010	Morgan Sindall Group Plc	160,232
15,763	Mothercare Plc	70,590
15,625	MWB Group Holdings Plc - Units(b)	1,229
80,593	N Brown Group Plc	437,125
136,397	National Express Group Plc	374,631
599	NCC Group Plc	8,700
41,270	Next Plc	2,374,954
55,574	Northgate Plc	227,123
21,393	Novae Group Plc	128,426
9,252	Ocado Group Plc(b)	9,630
6,260	Optos Plc(b)	20,583
4,108	Oxford Instruments Plc	89,098
75,490	Pace Plc	226,591
4,258	PayPoint Plc	52,910
149,749	Pendragon Plc(b)	33,832
135,216	Pennon Group Plc	1,564,540
256,487	Persimmon Plc	3,290,576
35,551	Petropavlovsk Plc	231,377
36,290	Photo-Me International Plc	29,282
131,010	Premier Farnell Plc	349,898
8,989	Premier Foods Plc(b)	15,485
141,787	Premier Oil Plc(b)	802,438
41,180	Provident Financial Plc	911,759
279,236	Punch Taverns Plc(b)	29,290
78,418	PZ Cussons Plc	428,365
144,897	QinetiQ Group Plc	460,644
44,169	Quintain Estates & Development Plc(b)	38,134
4,954	Rathbone Brothers Plc	103,610
3,560	REA Holdings Plc	27,633
213	REA Holdings Plc - Preferred Shares(d)	376
125,122	Redrow Plc(b)	318,625
9,324	Renishaw Plc	265,424
47,797	Renold Plc(b)	14,945
43,173	Renovo Group Plc(b)	12,192
235,480	Rentokil Initial Plc	334,218
69,193	Restaurant Group Plc	418,506
2,382,300	Rexam Plc	17,173,226
9,385	Ricardo Plc	55,128
36,161	Rightmove Plc	940,103
5,585	RM Plc	7,300
26,258	Robert Walters Plc	84,113
13,824	ROK Plc(b)(c)(d)	0
647,472	Rotork Plc(d)	23,802,041
75,411	RPC Group Plc	515,258
136,419	RPS Group Plc	514,926
1,524,920	RSA Insurance Group Plc	2,763,543
12,443	Safestore Holdings Plc	21,937

Shares		Value

UNITED KINGDOM (continued)
1,014,959	Sage Group Plc (The)	$5,088,962
67,612	Salamander Energy Plc(b)	210,036
45,100	Savills Plc	294,689
101,874	Schroders Plc	2,505,462
42,407	Schroders Plc - Non Voting	845,170
35,597	SDL Plc	304,746
71,325	Segro Plc REIT	273,481
182,318	Senior Plc	572,548
912,868	Serco Group Plc	8,345,404
30,683	Severfield-Rowen Plc	69,816
89,681	Severn Trent Plc	2,324,264
94,571	Shaftesbury Plc REIT	836,331
269,219	Shanks Group Plc	354,298
241,389	SIG Plc	407,853
53,086	Smiths Group Plc	904,656
22,043	Smiths News Plc	55,315
79,439	Soco International Plc(b)	433,045
10,749	Southern Cross Healthcare Group Plc(b)(c)(d)	0
404,213	Spectris Plc	11,271,806
15,017	Speedy Hire Plc	7,815
269,866	Spirax-Sarco Engineering Plc(d)	8,426,915
207,268	Spirent Communications Plc	480,650
208,127	Spirit Pub Co. Plc	203,200
4,982	Sportech Plc(b)	5,186
94,269	Sports Direct International Plc(b)	606,838
96,548	St. James’s Place Plc	618,548
53,689	St. Modwen Properties Plc	174,409
154,395	Stagecoach Group Plc	683,686
524,973	Standard Life Plc	2,473,770
32,005	Sthree Plc	155,074
2,366	Stolt-Nielsen Ltd.	43,367
8,341	SuperGroup Plc(b)	89,983
30,559	Synergy Health Plc	458,136
14,308	T Clarke Plc	10,448
235,743	Talktalk Telecom Group Plc	722,823
214,060	Tate & Lyle Plc	2,507,908
845,724	Taylor Wimpey Plc	833,891
5,162	Ted Baker Plc	78,971
72,988	Telecity Group Plc	1,061,834
12,866	Telecom Plus Plc	176,483
3,226	Topps Tiles Plc	2,460
8,024	Torotrak Plc(b)	3,949
5,551	Town Centre Securities Plc REIT	16,931
85,551	Travis Perkins Plc	1,491,037
115,313	Trinity Mirror Plc(b)	113,048
1,355,957	TT electronics Plc(d)	2,735,240
80,473	Tullett Prebon Plc	354,789
78,439	UK Coal Plc(b)	8,386
970	UK Mail Group Plc	4,226
424,169	Ultra Electronics Holdings Plc(d)	11,588,717
19,240	Unite Group Plc	87,899
257,394	United Utilities Group Plc	2,812,073

67

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

UNITED KINGDOM (continued)
9,569	UTV Media Plc	$20,577
197,460	Vectura Group Plc(b)	277,228
136,756	Vedanta Resources Plc	2,502,643
507,471	Victrex Plc(d)	11,669,858
11,826	Vitec Group Plc (The)	135,785
7,903	Volex Plc	20,788
81,025	Weir Group Plc (The)	2,277,753
50,439	Wetherspoon (J.D.) Plc	408,204
43,316	WH Smith Plc	434,090
128,753	Whitbread Plc	4,882,752
591,802	William Hill Plc	3,227,993
15,003	Wilmington Group Plc	30,930
21,070	Wincanton Plc(b)	23,036
79,245	Wolfson Microelectronics Plc(b)	265,996
32,930	Workspace Group Plc REIT	162,612
2,214	WS Atkins Plc	25,510
14,163	Xaar Plc	60,568
50,294	Xchanging Plc(b)	89,888
32,654	Yule Catto & Co. Plc	77,463

		471,940,414

UNITED STATES — 46.1%
250,000	ABM Industries, Inc.	4,750,000
150,000	Actuant Corp. - Class A	4,236,000
1,494,107	Advance Auto Parts, Inc.(d)	105,991,951
125,000	Advent Software, Inc.(b)	2,712,500
35,785	Alacer Gold Corp.(b)	196,347
950,000	Albemarle Corp.	52,354,500
140,500	Altera Corp.	4,282,440
1,725,000	AmerisourceBergen Corp.	68,034,000
63,500	AMETEK, Inc.	2,257,425
180,000	Amtrust Financial Services, Inc.	4,356,000
36,000	ANSYS, Inc.(b)	2,551,680
250,000	Approach Resources Inc.(b)	6,157,500
227,000	Aptargroup, Inc.	11,640,560
78,840	Argonaut Gold, Inc.(b)	839,118
127,000	Arthur J Gallagher & Co.	4,500,880
31,621	Atna Resources Ltd.(b)	41,159
204,000	Avon Products, Inc.	3,159,960
49,000	Bard (C.R.), Inc.	4,713,310
147,000	Bio-Rad Laboratories, Inc. - Class A(b)(d)	14,898,450
150,000	Bio-Reference Labs, Inc.(b)	4,164,000
2,400,000	BMC Software, Inc.(b)	97,680,000
23,400	BNK Petroleum, Inc.(b)	15,229
60,894	Boart Longyear Ltd.	92,289
350,000	Bottomline Technologies, Inc.(b)(d)	8,190,000
200,000	Brady Corp. - Class A	6,152,000
125,000	Bryn Mawr Bank Corp.(d)	2,830,000
150,000	Cardtronics, Inc.(b)	4,261,500
3,611,200	CareFusion Corp.(b)(d)	95,913,472
150,000	CLARCOR, Inc.	6,786,000
80,000	Clorox Co. (The)	5,784,000
100,000	Community Bank System, Inc.	2,759,000
300,000	comScore, Inc.(b)(d)	4,251,000

Shares		Value

UNITED STATES (continued)
34,000	Concho Resources, Inc.(b)	$2,928,080
23,000	Concur Technologies, Inc.(b)	1,523,290
50,000	CoStar Group, Inc.(b)	4,145,000
2,510,000	Crown Holdings, Inc.(b)(d)	96,007,500
28,000	Cullen/Frost Bankers, Inc.	1,548,400
365,000	Denbury Resources, Inc.(b)	5,595,450
78,000	DeVry, Inc.	2,048,280
337,600	Dolby Laboratories, Inc. - Class A(b)	10,664,784
106,000	Dover Corp.	6,171,320
70,000	Energizer Holdings, Inc.	5,107,900
239,000	EnPro Industries, Inc.(b)(d)	8,737,840
173,000	Esterline Technologies Corp.(b)	9,997,670
81,700	FARO Technologies, Inc.(b)	3,284,340
250,000	Financial Engines, Inc.(b)	6,002,500
66,000	First Republic Bank (California)	2,267,100
960,000	Fiserv, Inc.(b)(d)	71,942,400
820,000	Flowers Foods, Inc.	16,145,800
630,000	Flowserve Corp.	85,358,700
21,000	Fossil, Inc.(b)	1,829,100
38,500	Gardner Denver, Inc.	2,669,205
100,000	Genomic Health, Inc.(b)	3,125,000
115,236	Golden Star Resources Ltd.(b)	231,914
60,000	Guidewire Software, Inc.(b)	1,838,400
150,000	Gulfport Energy Corp.(b)	4,977,000
250,000	Harris Teeter Supermarkets, Inc.	9,362,500
688,519	Henry Schein, Inc.(b)(d)	50,798,932
75,000	Hittite Microwave Corp.(b)	4,248,000
104,000	HJ Heinz Co.	5,981,040
150,000	Hub Group, Inc. - Class A(b)	4,651,500
292,000	IDEX Corp.	12,418,760
30,000	IHS, Inc. - Class A(b)	2,531,700
92,000	Illumina, Inc.(b)	4,370,920
100,000	Independent Bank Corp.(d)	2,951,000
9,600	Indevus Pharmaceuticals, Inc.(b)(c)(d)	0
261,000	Integra LifeScience Holdings Corp.(b)	9,983,250
9,184	International Minerals Corp.(b)	51,955
102,000	Intuit, Inc.	6,060,840
247,000	Jack Henry & Associates, Inc.	9,386,000
34,081	Jaguar Mining, Inc.(b)	35,147
333,000	John Wiley & Sons, Inc. - Class A(d)	14,445,540
200,000	K12, Inc.(b)	4,094,000
150,000	Kaydon Corp.	3,354,000
85,000	Kellogg Co.	4,447,200
629,000	Key Energy Services, Inc.(b)	4,113,660
61,000	Laboratory Corp. of America Holdings(b)	5,168,530
150,000	Lancaster Colony Corp.(d)	10,917,000
100,000	Landstar System, Inc.	5,065,000
136,000	Life Technologies Corp.(b)	6,651,760
200,000	LogMein, Inc.(b)	4,936,000
175,000	Lufkin Industries, Inc.	8,751,750

68

Old Westbury Funds, Inc.
Global Small & Mid Cap Fund
Portfolio of Investments - (Continued)	October 31, 2012

Shares		Value

UNITED STATES (continued)
300,000	Luminex Corp.(b)	$4,824,000
65,000	MarketAxess Holdings, Inc.	2,030,600
350,000	Masimo Corp.(b)	7,689,500
847,624	McCormick & Co., Inc.(d)	52,230,591
25,000	Mead Johnson Nutrition Co.	1,541,500
175,000	Measurement Specialties, Inc.(b)(d)	5,706,750
100,000	MedAssets, Inc.(b)	1,773,000
125,000	Medidata Solutions, Inc.(b)	5,252,500
83,000	MICROS Systems, Inc.(b)	3,767,370
150,000	Mistras Group, Inc.(b)(d)	3,313,500
102,000	Molson Coors Brewing Co. - Class B	4,400,280
177,000	Morningstar, Inc.(d)	11,147,460
677	Movie Gallery, Inc.(b)(c)(d)	0
284,500	Myriad Genetics, Inc.(b)	7,445,365
431,000	National Instruments Corp.	10,154,360
135,000	Navigators Group, Inc. (The)(b)(d)	7,165,800
2,836,746	NetApp, Inc.(b)	76,308,467
150,000	NeuStar, Inc. - Class A(b)	5,488,500
375,000	Northern Oil and Gas, Inc.(b)	5,685,000
135,000	Northern Trust Corp.	6,450,300
350,000	NuVasive, Inc.(b)	5,047,000
229,000	Oasis Petroleum, Inc.(b)	6,725,730
21,000	Oil States International, Inc.(b)	1,535,100
1,648,500	Omnicom Group, Inc.	78,979,635
25,000	Pall Corp.	1,574,000
75,000	Parker Hannifin Corp.	5,899,500
85,000	PDC Energy, Inc.(b)	2,572,950
63,000	Pentair, Ltd.	2,661,120
42,500	Pioneer Natural Resources Co.	4,490,125
200,000	PROS Holdings, Inc.(b)(d)	3,866,000
110,000	Proto Labs, Inc.(b)	3,817,000
375,000	QLIK Technologies, Inc.(b)	6,903,750
430,000	Quality Systems, Inc.	7,503,500
63,500	Ralcorp Holdings, Inc.(b)	4,584,065
26,988	Ram Power Corp.(b)	7,836
250,000	Raven Industries, Inc.(d)	6,822,500
25,000	RBC Bearings, Inc.(b)	1,241,500
31,500	Red Hat, Inc.(b)	1,548,855
50,000	ResMed, Inc.	1,997,000
650,000	Resolute Energy Corp.(b)	5,772,000
175,000	Robbins & Myers, Inc.	10,374,000
14,000	Roper Industries, Inc.	1,528,380
68,700	Samsonite International SA	142,718
450,000	Sapient Corp.(b)	4,626,000
325,000	Sensient Technologies Corp.(d)	11,823,500
200,000	Silgan Holdings, Inc.	8,662,000
54,221	Sims Metal Management Ltd.	530,199
100,000	Smart Balance, Inc.(b)	1,190,000
350,000	Snyders-Lance, Inc.(d)	8,869,000
109,000	Solera Holdings, Inc.	5,102,290
150,000	Spectrum Brands Holdings, Inc.	6,823,500
85,500	St. Jude Medical, Inc.	3,271,230
200,000	STERIS Corp.	7,122,000

Shares		Value

UNITED STATES (continued)
65,000	Strayer Education, Inc.	$3,734,900
476,000	Superior Energy Services, Inc.(b)	9,677,080
48,000	T Rowe Price Group, Inc.	3,117,120
75,000	Techne Corp.	5,052,000
135,000	Teleflex, Inc.	9,173,250
2,268,855	Tenneco, Inc.(b)(d)	69,313,520
500,000	TETRA Technologies, Inc.(b)	2,675,000
29,300	Thompson Creek Metals Co., Inc.(b)	76,862
60,000	TIBCO Software, Inc.(b)	1,512,600
34,500	Tiffany & Co.	2,181,090
200,000	TreeHouse Foods, Inc.(b)	10,710,000
425,000	Trimas Corp.(b)(d)	10,659,000
1,878,190	Tupperware Brands Corp.(d)	111,001,029
300,000	UMB Financial Corp.(d)	13,359,000
39,856	Ur-Energy, Inc.(b)	35,915
300,000	UTi Worldwide, Inc.	4,167,000
1,370,000	Varian Medical Systems, Inc.(b)(d)	91,461,200
300,000	VCA Antech, Inc.(b)	5,874,000
51,000	Verisk Analytics, Inc. - Class A(b)	2,601,000
150,000	Volcano Corp.(b)	4,293,000
266,500	Waddell & Reed Financial, Inc. - Class A	8,882,445
125,000	Washington Trust Bancorp, Inc.(d)	3,373,750
200	WaterFurnace Renewable Energy, Inc.	3,314
1,131,151	Waters Corp.(b)(d)	92,539,463
285,000	West Pharmaceutical Services, Inc.(d)	15,352,950
2,400,000	Western Digital Corp.	82,152,000
100,000	WEX, Inc.(b)	7,378,000
137,000	Whiting Petroleum Corp.(b)	5,756,740
1,419,444	Wisconsin Energy Corp.	54,606,011
250,000	Wolverine World Wide, Inc.	10,467,500
100,000	Woodward, Inc.	3,350,000
2,047,271	Xilinx, Inc.	67,068,598
51,000	Zimmer Holdings, Inc.	3,274,710

		2,246,344,100

Total Common Stocks (Cost $3,875,026,080)		4,605,283,905

INVESTMENT COMPANY — 0.0%
1,861,800	SEI Daily Income Trust Government II Fund, Class A 0.01%(f)	1,861,800

Total Investment Company (Cost $1,861,800)		1,861,800

EXCHANGE TRADED FUNDS — 3.5%
735,400	iShares MSCI EAFE Small Cap
	Index Fund	28,680,600

69

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

Shares		Value

1,772,100	iShares MSCI Emerging Markets Index Fund	$72,851,031
119,861	iShares MSCI Japan Small Cap Index Fund	5,165,050
1,104,000	iShares MSCI Malaysia Index Fund	16,537,920
970,400	iShares MSCI Singapore Index Fund	12,906,320
64,000	SPDR Russell Nomura Small Cap Japan Fund	2,586,880
500,000	SPDR S&P Emerging Markets Small Cap Fund	21,575,000
389,800	SPDR S&P International Small Cap Fund	10,719,500

Total Exchange Traded Funds (Cost $139,957,134)		171,022,301

RIGHTS/WARRANTS — 0.0%
Consumer Discretionary — 0.0%
1,710	Centrebet Litigation Rights(b)(c)(d)	0
1,710	Centrebet Litigation Units(b)(c)(d)	0
252,600	Esprit Holdings Rights, Expire 11/19/12(b)(d)	67,794
159,274	Seat Pagine Gialles SpA Warrants, Expire 9/8/14(b)(d)	467
4,356	Viver Incorporadora e Construtora SA, Expire 11/5/12(b)(d)	2,638

		70,899

Consumer Staples — 0.0%
24,350	Malayan Flour Mills Berhad Rights, Expire 5/9/17(b)	2,798

Diversified Financials — 0.0%
1,028	Capitec Bank Holdings Ltd. Rights, Expire 11/9/12(b)	3,618

Energy — 0.0%
690	OSX Brasil SA, Expires 11/26/12(b)	0

Health Care — 0.0%
182,090	Hartalega Holdings Berhad Warrants, Expire 5/29/15(b)	67,551
9,600	Ligand Pharmaceuticals Contingent Value Rights, Expire 12/23/12(b)(c)(d)	0

		67,551

Industrials — 0.0%
212,660	Dialog Group Berhad Warrants, Expire 2/12/17(b)	28,625
93,126	Polimex Mostostal Rights(b)(d)	432

		29,057

Shares		Value

Information Technology — 0.0%
805	Chang Wah Electromaterials Rights, Expire 11/8/12(b)(d)	$132

Insurance — 0.0%
3,178	Lotte Non-Life Insurance Rights, Expire 12/4/12(b)(d)	2,375

Materials — 0.0%
1,767	Duluth Exploration Ltd. Special Warrants, Expire 1/18/13(b)(c)(d)	796
20,301	Gujarat NRE Coking Coal Rights, Expire 11/15/12(b)(d)	0
138,340	Sahaviriya Steel Industries Plc Rights, Expire 11/30/12(b)(d)	0

		796

Real Estate — 0.0%
105,112	Sinarmas Land Ltd. Warrants, Expire 11/18/15(b)	12,926

Total Rights/Warrants (Cost $745)		190,152

Principal Amount

U.S. GOVERNMENT AGENCIES — 0.2%
Federal Home Loan Bank — 0.2%
$11,000,000	0.13%, 11/21/2012(g)	10,999,236

Total U.S. Government Agencies (Cost $10,999,236)		10,999,236

Shares

CASH SWEEP — 1.8%
84,957,198	Citibank - US Dollars on Deposit in Custody Account, 0.02%(f)	84,957,198

Total Cash Sweep (Cost $84,957,198)		84,957,198

TOTAL INVESTMENTS — 99.9% (Cost $4,112,802,193)(a)		4,874,314,592

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		2,592,135

NET ASSETS — 100.0%		$4,876,906,727

(a)	Cost for federal income tax purposes is $4,133,857,975 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$948,294,704
Unrealized depreciation	(207,838,087)

Net unrealized appreciation	$740,456,617

(b)	Non-income producing security.

(c)

Fair valued security under procedures established by the Fund’s Board of Directors. The aggregate value of fair valued securities is $2,078,961, which is 0.04% of net assets and the cost is $4,145,279.

(d)	This security is considered either fully or partially illiquid. These securities, or portions thereof have a value of

70

OLD WESTBURY FUNDS, INC.
GLOBAL SMALL & MID CAP FUND
PORTFOLIO OF INVESTMENTS - (Continued)	October 31, 2012

$602,620,188 or 12.36% of net assets.

(e)	Securities incorporated in the same country but traded on different exchanges.

(f)	Rate shown represents current yield at October 31, 2012.

(g)	The rate represents the annualized yield at time of purchase.

ADR — American Depositary Receipt
BDR — Brazilian Depositary Receipt
CDI — CHESS Depositary Interests
CVR — Contingent Value Rights
DVR — Differential Voting Rights
FOR — Foreign Ownership Restrictions
NVDR — Non Voting Depositary Receipt
PDR — Phillippine Depositary Receipt
REIT — Real Estate Investment Trust
SDR — Swedish Depositary Receipt
VVPR — Voter Verified Paper Record

Portfolio diversification by Sector (Unaudited)

Sector	Percentage of Net Assets

Banks	2.1%
Consumer Discretionary	14.6%
Consumer Staples	5.9%
Diversified Financials	1.7%
Energy	5.6%
Health Care	13.6%
Industrials	15.9%
Information Technology	15.7%
Insurance	4.1%
Materials	9.8%
Real Estate	2.6%
Telecommunication Services	0.5%
Utilities	2.3%
Other*	5.6%

Total	100.0%

*

Includes cash and equivalents, exchange traded funds, rights/warrants, U.S. government agencies and securities, investment companies, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

71

OLD WESTBURY FUNDS, INC.

To the Shareholders and Board of Directors of Old Westbury Funds, Inc., Global Small & Mid Cap Fund

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Global Small & Mid Cap Fund (the Fund) (one of the funds comprising Old Westbury Funds, Inc.), as of October 31, 2012, and for the year then ended, and have issued our unqualified report thereon dated December 21, 2012 (which report and financial statements are included in Item 1 of this Form N-CSR). Our audit included an audit of the Fund’s portfolio of investments (the Schedule) as of October 31, 2012 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Schedule based on our audit.

In our opinion, the Schedule referred to above, when read in conjunction with the financial statements and financial highlights of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

New York, New York
December 21, 2012

72

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Old Westbury Funds, Inc.

By (Signature and Title)*	/s/ David W. Rossmiller

David W. Rossmiller, President
(Principal Executive Officer)

Date	12/31/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David W. Rossmiller

David W. Rossmiller, President
(Principal Executive Officer)

Date	12/31/12

By (Signature and Title)*	/s/ Peter C. Artemiou

Peter C. Artemiou, Treasurer
(Principal Financial Officer)

Date	12/31/12

* Print the name and title of each signing officer under his or her signature.